UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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TRONOX LIMITED
(ACN 153 348 111)
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This document is important and requires your immediate attention. You should read this document in its entirety before you decide whether to vote in favor of the Schemes. If you are in doubt as to what you should do, you should consult your legal, financial or other professional advisor.

INFORMATION MEMORANDUM

[•] 2019

Tronox Limited
ABN 91 153 348 111

Information Memorandum for recommended schemes of arrangement between Tronox Limited and the holders of shares in Tronox Limited in relation to the proposed redomicile of Tronox.

Scheme Meetings to be held on [•], 2019

Your directors unanimously recommend that
you vote in favor of the proposed redomicile

The Independent Expert has concluded that the Class A Scheme is, on balance, in the best interests of Class A Shareholders

This Information Memorandum comprises:

(a)	the explanatory statement in relation to the Schemes; and
(b)	the notices of meeting regarding the Schemes, to be held on [•], 2019.

IMPORTANT NOTICES/DISCLAIMERS

1.	Date of Information Memorandum

This Information Memorandum is dated [•], 2019. These materials were first sent or made available to Shareholders on, or about, [•], 2019.

2.	Defined Terms and Interpretations

Capitalised terms used in this Information Memorandum are defined in the Glossary and Interpretation in section 9. The Glossary and Interpretation section also sets out some rules of interpretation that apply to this Information Memorandum.

The documents reproduced in some of the Annexures in this Information Memorandum may also have their own defined terms, which are sometimes different from those set out in the Glossary and Interpretation section.

3.	Purpose of Information Memorandum

This Information Memorandum is an explanatory statement required to be sent under Part 5.1 of the Australian Corporations Act in relation to the Schemes to persons who are registered as holding shares in the Company in the register of members of the Company maintained in accordance with the Australian Corporations Act (Shareholders).

This Information Memorandum's purpose is to provide Shareholders with an explanation of the terms of the Schemes and the proposed manner of their implementation, together with other information material to the decision whether to approve the Schemes. Class A Shareholders and Class B Shareholders will be respectively asked to consider a resolution approving the Schemes at the respective Scheme Meetings.

Under US law, this Information Memorandum is also a solicitation by the Board, the cost of which is being borne by the Company. The Company's directors, officers and employees also may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive any additional or special compensation for their solicitation services.

This Information Memorandum is not a disclosure document required by Chapter 6D of the Australian Corporations Act. Section 708(17) provides that Chapter 6D of the Australian Corporations Act does not apply in relation to arrangements under Part 5.1 of the Australian Corporations Act approved at a meeting held as a result of an order under section 411(1) of the Australian Corporations Act. Instead, shareholders asked to vote on an arrangement at such a meeting must be provided with an explanatory statement. As noted, this Information Memorandum is such an explanatory statement.

This Information Memorandum has been prepared to satisfy disclosure requirements under Australian laws. It also contains disclosures required under US laws. These requirements and standards may differ from those in other countries.

4.	Role of the Court

The Court has ordered the convening of the Scheme Meetings pursuant to section 411(1) of the Australian Corporations Act.

If Class A Shareholders and Class B Shareholders approve the respective Schemes at the Scheme Meetings, the Court will be asked to approve the respective Schemes at the Second Court Hearing. The Second Court Date is currently scheduled for [•], 2019. Any change to this date will be announced through Tronox's website at www.tronox.com.

IMPORTANT NOTICE ASSOCIATED WITH COURT ORDER UNDER SUBSECTION 411(1) OF THE AUSTRALIAN CORPORATIONS ACT

The fact that under subsection 411(1) of the Australian Corporations Act the Court has ordered that a meeting be convened and has approved the explanatory statement required to accompany the notices of the meeting does not mean that the Court:

(a)	has formed any view as to the merits of the proposed Schemes or as to how members should vote (on this matter members must reach their own decision); or

i

(b)	has prepared, or is responsible for the content of, this Information Memorandum; or
(c)	has approved or will approve the terms of the Schemes.
5.	Role of ASIC

A copy of this Information Memorandum has been given to ASIC pursuant to section 411(2) of the Australian Corporations Act, and has been registered with ASIC pursuant to section 412(6) of the Australian Corporations Act. ASIC has been requested to provide a statement, in accordance with section 411(17)(b) of the Australian Corporations Act, that ASIC has no objection to the Schemes. If ASIC provides this statement, then the statement will be produced to the Court at the time of the Second Court Date. Neither ASIC nor any of its officers assume any responsibility for the contents of this Information Memorandum.

6.	Notice to Shareholders resident in the United States

The New Tronox Shares to be issued pursuant to the Schemes have not been, and will not be, registered under the US Securities Act or the securities laws of any other state in the United States. The New Tronox Shares to be issued pursuant to the Schemes will be issued in reliance on the exemption from US Securities Act registration requirements provided in Section 3(a)(10) of the US Securities Act based on the Court's approval of the Schemes, and will not be “restricted securities” within the meaning of the US Securities Act, except for New Tronox Shares held by affiliates (as defined under the US Securities Act) of New Tronox at the time of issuance.

The New Tronox Shares to be issued pursuant to the Schemes have not been approved or disapproved by the SEC, or by any other securities regulatory authority of any state of the United States or of any international jurisdiction. Neither the SEC nor any other securities regulatory authority has approved or disapproved the New Tronox Shares or the adequacy or accuracy of this Information Memorandum. Any representation to the contrary is a criminal offence under applicable US law.

7.	Notice to Class A Shareholders outside the United States, the United Kingdom and Australia

Other than in the case of the Shareholder Affiliates, if you hold Shares outside of the DTC facilities and are registered in the Company's Share Register as the legal owner of Shares, and you have a registered address in a jurisdiction outside the United States, the United Kingdom and Australia you will need to satisfy the requirements discussed in section 4.9 or the New Tronox Shares to which you would otherwise be entitled under the Schemes will be sold and the proceeds remitted to you (less the costs of sale) in USD. The Shareholder Affiliates will have their New Tronox Shares held through the depositary facilities of the Affiliate Nominee and will instead receive depositary receipts representing their ownership of New Tronox Shares.

8.	No Investment Advice

This Information Memorandum (other than the Independent Expert's Report) does not constitute financial product advice, and should not be relied upon as the basis for any investment decision in relation to the Schemes. Before making any investment decision in relation to the Schemes, you should consider, with or without the assistance of a professional advisor, whether that decision is appropriate in light of your particular investment needs, objectives and circumstances. If you have any doubt about what you should do, you should seek independent financial and tax advice before making any investment decision in relation to your Shares or the approval of the Schemes.

This Information Memorandum does not take into account your individual investment objectives, financial situation and needs. The information in this document should not be relied upon as the basis for any investment decision in relation to your Shares or the approval of the Schemes.

9.	Responsibility Statement

The information contained in this Information Memorandum (other than the Independent Expert's Report) has been prepared by the Company and is the sole responsibility of the Company. The Independent Expert’s Report in relation to the Redomicile Transaction (further discussed in section 4.8 and set out in full in Annexure L of this Information Memorandum) has been prepared by KPMG Financial Advisory Services (Australia) Pty Ltd, who assume responsibility for its contents.

Neither the Company nor any of its Directors, officers or advisors assumes any responsibility for the accuracy or completeness of any of the information in the Independent Expert's Report or financial and tax advice referred to above.

10.	Forward Looking Statements

Certain statements in this Information Memorandum are about the future. Such forward looking statements involve a number of risks (both known and unknown), uncertainties and assumptions. Such forward looking statements may inaccurately predict the results, performance or achievements of the Company or New Tronox. Forward looking statements generally may be identified by the use of words such as “believe”, “aim”, “expect”, “anticipate”, “intend”, “foresee”, “likely”, “should”, “planned”, “may”, “estimate”, “potential” or other similar words.

The operations and financial performance of the Company and New Tronox are subject to various risks and uncertainties that may be beyond the control of the Company and New Tronox. As a result, the anticipated results of operations and earnings of the Company and New Tronox following the Redomicile Transaction, as well as the anticipated advantages of the Redomicile Transaction, may differ significantly from those that are actually achieved in respect of timing, amount or nature, and may never be achieved.

The following are some of the factors that could cause actual results to differ materially from the forward looking statements: the Schemes, including whether or not they are implemented; the Cristal Transaction (see section 5.6), including whether or not it is consummated, and, if it is consummated, the achievement of our financial and operating goals for integrating the business to be acquired from Cristal; inability to reduce our financial leverage or, if needed, raise new capital; concentrated ownership of our ordinary shares by Exxaro and/or, if the Cristal Transaction is consummated, Cristal, which may influence significant corporate decisions and may result in conflicts of interest; market conditions and price volatility for titanium dioxide (TiO2) and feedstock materials, as well as global and regional economic downturns, that adversely affect the demand for our end-use products; fluctuations in currency exchange rates; political, economic, and financial challenges of operating in South Africa, and, if the Cristal Transaction is consummated, Saudi Arabia, Brazil and China; an unpredictable regulatory environment in South Africa where we have significant mining and beneficiation operations including amendments by the South African Department of Mineral Resources to the Mining Charter; a change in government in the UK which could materially change government policy, legislation (including tax laws) or regulatory interpretation; the effects of the UK ceasing to be a member state of the EU, together with the significant uncertainty regarding the terms on which the UK will leave the EU, could introduce significant uncertainties in international markets and adversely impact those markets in which the Company and its customers operate; labor and employment laws in the jurisdictions in which we operate, including the possibility of labor unrest or work stoppages; environmental and industrial accidents and operational breakdowns; equipment upgrades, equipment failures and deterioration of assets may lead to production curtailments, shutdowns or additional expenditures; an increase in the price of energy or other raw materials, or an interruption in our energy or other raw material supply; our ability to innovate and successfully introduce new products, or new technologies or processes at the same rate as our competitors; environmental, health and safety regulations, including regulations in the EU which would require TiO2 to be labelled as a Category 2 suspected carcinogen that may result in unanticipated costs or liabilities; our ability to use net operating losses to offset future income; inability to protect intellectual property or infringement of others' intellectual property; failure to retain key personnel; cybersecurity threats and incidents including uncoordinated individual attempts to gain unauthorized access to information technology (IT) systems to sophisticated and targeted measures known as advanced persistent threats, directed at the Company, its products, its customers and/or its third party service providers, including cloud providers; failure to achieve and maintain effective internal control over financial reporting; and other factors that are described in filings with the SEC, including those under the heading entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017.

None of the Company, New Tronox, their respective directors, officers and advisors, or any other person gives any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this Information Memorandum will actually occur. You, therefore, should not rely on these forward looking statements.

The forward looking statements in this Information Memorandum reflect the current views held by the Board as at the date of this Information Memorandum, unless otherwise stated. Subject to the Australian Corporations

Act, the UK Financial Services Act 2012 and other applicable law, the Company and New Tronox do not undertake to publicly update or revise any such statements after the date of this Information Memorandum, even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized.

In particular, none of the Company, New Tronox or their respective directors, officers and advisors is responsible for any forward looking statement contained in the Independent Expert's Report.

11.	No offer where unlawful

This Information Memorandum does not constitute an offer to sell, nor an offer to buy, any securities in the Company or New Tronox in any jurisdiction in which such an offer would be illegal.

12.	Privacy and Personal Information

The Company will need to collect personal information to implement the Schemes. The personal information may include the names, contact details and details of the holdings of Shareholders, together with contact details of individuals appointed by Shareholders as proxies, attorneys or body corporate representatives at the respective Scheme Meetings.

Shareholders who are individuals, and other individuals in respect of whom personal information is collected, have certain rights to access the personal information collected about them, and may contact the Company by email using the following link at https://www.tronox.com/contact-us/ if they wish to exercise those rights.

The personal information collected may be disclosed to print and mail service providers, and to the Company’s advisors to the extent necessary to effect the Schemes.

If the personal information outlined above is not collected from Shareholders, the Company may be hindered in, or prevented from, conducting the Scheme Meetings or implementing the Schemes effectively, or at all.

Shareholders who appoint an individual as their proxy, attorney or body corporate representative to vote at the Scheme Meetings should inform that individual of the matters outlined above.

You should also note that all persons are entitled, under section 173 of the Australian Corporations Act, to inspect and copy the Share Register. This register contains personal information about the Company’s Shareholders.

Some of the information provided to New Tronox by or on behalf of Shareholders in connection with the Redomicile Transaction or subsequently which relates to a Shareholder who is an individual is likely to comprise personal data within the meaning of the EU General Data Protection Regulation (GDPR) and may be held and processed by or on behalf of New Tronox in the UK. Each such prospective shareholder in New Tronox acknowledges and accepts that any such information will be held and processed by New Tronox (or any third party service provider or agent appointed by New Tronox) for the following purposes:

•	verifying the identity of the prospective shareholder in New Tronox to comply with statutory and regulatory requirements in relation to anti-money laundering procedures; and
•	carrying out the business of New Tronox and the administering of the share register of New Tronox.

Each prospective shareholder in New Tronox who is an individual acknowledges and accepts that where appropriate it may be necessary for New Tronox to:

•	disclose personal data to third party service providers or agents appointed by New Tronox to provide services to such prospective shareholders; and
•	transfer personal data to a country which is outside the European Economic Area which may not offer the same level of protection as a country within the European Economic Area.

To the extent that any personal data of prospective shareholders in New Tronox is held and processed within the UK, the GDPR will apply to the processing of such data. Any personal data breach could result in civil claims being brought against New Tronox as well as fines being imposed by the relevant regulator.

13.	Solicitation of Proxies

The proxy accompanying this Information Memorandum is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and executive employees of the Company, none of whom will receive any additional compensation for their services. We have retained Okapi Partners LLC (Okapi Partners), 1212 Avenue of the Americas, New York, NY 10036 to distribute and solicit proxies. We will pay Okapi Partners a fee not to exceed US$15,000, plus reasonable expenses for these services. The Company will bear the cost of solicitations and the fees related to the solicitation of proxies.

14.	Questions

If you have any questions about your Shares, the Schemes or any other matter in this Information Memorandum, please call Okapi Partners at +1-877-629-6355 between 9:00 a.m. to 11:00 p.m. (US Eastern Standard Time) Monday to Friday (toll-free from the US and Canada only) and consult your financial, tax or other advisor without delay.

Please read this Information Memorandum

The contents of this document are important. You should read this document in its entirety before you decide whether to vote in favor of the relevant Scheme Resolution. If you are in doubt as to what you should do, you should consult your legal, financial or other professional advisor.

If you have any questions in relation to the Schemes or the Scheme Meetings, please contact your legal, financial or other professional advisor.

v

IMPORTANT DATES AND TIMES

Timetable

Date of the Information Memorandum	[•], 2019
Latest time and date for Shareholders to lodge completed proxy forms for, and for determining eligibility of Shareholders to vote at, the Scheme Meetings	[•] on [•], 2019
Time and date of the Scheme Meetings	[•] on [•], 2019

If each Scheme is agreed to by the Requisite Majority, the expected timetable is:

Court hearing for approval of the Schemes	[•] on [•], 2019
Effective Date of the Schemes	[•], 2019
Scheme Record Date for determining entitlements to the Scheme Consideration	5:00 p.m. on [•], 2019
Last day of trading of Class A Shares on NYSE	[•], 2019
Implementation Date for the Schemes	[•], 2019
Cancellation of listing of Class A Shares on NYSE	[•] on [•], 2019
New Tronox Shares commence trading on NYSE	[•] on [•], 2019

All dates and times above are US Eastern Standard Time and are indicative only. The actual timetable will depend on many factors outside the control of the Company, including the Court approval process. Any changes to the above timetable will be notified on Tronox's website at www.tronox.com.

Dear fellow Shareholders,

It is with great pleasure that I share with you Tronox’s proposal to “redomicile” to the United Kingdom with a re-listing on the New York Stock Exchange.

The Redomicile Transaction will be effected by “top-hatting” the Tronox Group with a new holding company incorporated in the UK called Tronox Holdings PLC (which is referred to for convenience as “New Tronox” in this booklet). You will receive one share in this newly incorporated company, which will be listed on the NYSE, in exchange for each share you hold in the Australian-incorporated Tronox Limited. Following the proposed Redomicile Transaction, executive officers, assets and operations of the Tronox Group are expected to be the same.

We do not anticipate that this Redomicile Transaction will have a material impact on our Shareholders generally. Rather, we are undertaking the Redomicile Transaction in order to further advance our long-term strategy of becoming the world's most vertically integrated and lowest cost producer of titanium dioxide (TiO2). Redomiciling to the United Kingdom will much better align our legal structure and governance practices with our global mining and TiO2 production footprint, primarily US-based executive leadership team and global employee population that operates on a 24/7 worldwide basis.

The proposed redomiciling from Australia to the United Kingdom is expected to provide the following key potential advantages for our Shareholders:

•	enabling Tronox to create an organizational and legal structure better capable of efficiently managing a global business with significant mining and pigment operations around the world;
•	bringing our jurisdiction of incorporation more into line with some of our peers and the majority of other non-US companies listed on the NYSE, thereby more easily attracting investors;
•	increasing the attractiveness of our shares to certain investors by providing the New Tronox Board with greater authority and flexibility to undertake share repurchases than our current Constitution or Australian law permits;
•	facilitating the ability of the New Tronox Board to periodically refresh itself;
•	providing greater certainty with respect to certain tax matters in light of the implementation of the OECD Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting by the Governments of Australia and the UK; and
•	reducing ongoing compliance costs.

In addition, under the Redomicile Transaction we will eliminate our dual-class share structure. Upon completion of the Redomicile Transaction all shareholders will hold the same class of shares. Consequently, there will no longer be the requirement under our current Constitution for certain matters to be approved by both classes voting separately.

Another benefit of the Redomicile Transaction that we regard as extremely important is the greater flexibility that the New Tronox Board will have with respect to corporate governance and its composition. To best serve the needs of Tronox and its shareholders, the diversity, skill base, experience and perspective of the individual board members must continuously evolve. The Company's current Constitution does not permit the Board to increase its size while the Class B Voting Interest (ie Exxaro's shareholding) is at least 10%. Consequently, the Board cannot enlarge itself temporarily for newly recruited Board members to overlap with retiring Board members to provide support during the transition. The governing documents of New Tronox will be more flexible in this respect and enable us to increase the size of our Board without shareholder approval and thereby allow us to better “refresh” our Board with high calibre directors possessing the appropriate diversity, skills, perspective and experience to oversee a global mining and chemical company like ours.

There are few material differences between the rights attaching to the New Tronox Shares you will be issued under the Schemes and the rights attaching to Class A Shares in the Company. Most importantly, all New Tronox Shares will carry equal rights to dividends and will have one vote per share. The key differences between shareholder rights in the Company and shareholder rights in New Tronox are:

•	elimination of the dual class share structure;
•	greater flexibility in board composition;
•	greater flexibility to conduct share repurchases;
•	potential introduction of a shareholder rights plan to protect approximately US$4.1 billion of Net Operating Losses (NOLs); and
•	different requirements for control transactions.

On November 26, 2018, we entered into the Exxaro Mineral Sands Transaction Completion Agreement with Exxaro, which addresses several legacy issues related to our 2012 acquisition of Exxaro’s mineral sands business and our ongoing relationship with Exxaro. In that 2012 transaction, we issued approximately 38.5% of the then voting securities of Tronox in the form of Class B Shares to Exxaro, and Exxaro retained a 26% ownership interest in two South African subsidiaries related to the mineral sands business to enable us to satisfy certain Black Economic Empowerment regulations promulgated by the South African Department of Mineral Resources. The 2012 transaction agreements contemplated that by 2022, Exxaro would sell to Tronox its remaining 26% interests in those two subsidiaries for Class B Shares. The Exxaro Mineral Sands Transaction Completion Agreement allows Exxaro and Tronox to conclude matters from that transaction in a way which benefits both of us. Specifically:

•	Exxaro has agreed to sell down its remaining ownership interest in Tronox in a manner that does not cause us to lose, under limitations set forth in section 382 of the US Internal Revenue Code, the benefit of approximately US$4.1 billion NOLs. Based on our current projections, we expect to be able to utilize a significant portion of the NOLs to offset future taxable income and therefore reduce our federal income tax liabilities. Exxaro has previously announced its intention to monetize its ownership stake in Tronox in a thoughtful, efficient and staged process over time.
•	In addition, the Exxaro Mineral Sands Transaction Completion Agreement provides us the right to repurchase from Exxaro any New Tronox Shares that Exxaro sells following implementation of the Redomicile Transaction. The purchase price will be based on market-related prices.
•	Tronox LLC, a wholly-owned subsidiary of Tronox, has covenanted to pay Exxaro an amount equal to any South African capital gains tax assessed on Exxaro in respect of any profit arising to it on a disposal of any of its New Tronox Shares where such tax would not have been assessed but for the Redomicile Transaction. Similarly, Exxaro has covenanted to pay to Tronox LLC an amount equal to any South African tax savings Exxaro may realize from any tax relief that would not have arisen but for the Redomicile Transaction (such as losses on a disposal of any of Exxaro's New Tronox Shares).
•	Exxaro has also agreed that, in order to facilitate the Redomicile Transaction, it would enter into a new shareholder agreement with us conditional on completion of the Redomicile Transaction.
•	Finally, the Exxaro Mineral Sands Transaction Completion Agreement clarifies certain terms that were unclear in the 2012 documentation in respect of the sale of Exxaro's 26% interest in the two South African subsidiaries related to the mineral sands business, as well as the timing and terms for the buy-out of Exxaro's ownership interest in one of our UK subsidiaries.

The proposed Redomicile Transaction requires approval by Shareholders and the Australian Federal Court. A more complete explanation of the proposed Redomicile Transaction and its potential advantages and disadvantages to Shareholders is set out in this Information Memorandum. The Board has unanimously concluded that the proposed Redomicile Transaction is in the best interest of Shareholders and has unanimously recommended a vote in favor of approval. An Australia-based independent expert has been engaged to prepare a report on whether or not, in its opinion, the proposed Redomicile Transaction is in the best interest of Class A Shareholders. The expert has concluded that the Class A Scheme is, on balance, in the best interests of Class A Shareholders. A copy of the report is included with this Information Memorandum.

Meetings to consider and, if sought fit, approve the proposed Redomicile Transaction will be held on [•], 2019 at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA. The meeting of Class A Shareholders will commence at [•] (US Eastern Standard Time) and the Class B meeting will commence immediately after it. The formal notices convening the meetings are set out in Annexures J and K to this Information Memorandum.

The Board strongly believes that it is in the best interest of Shareholders to redomicile to the United Kingdom. I ask that you carefully consider the Board's proposal, as described in detail in this Information Memorandum, and vote to support our Redomicile Transaction.

Sincerely,

Ilan Kaufthal
Non-Executive Chairman
[•], 2019

Annexure

A	IMPLEMENTATION AGREEMENT
B	CLASS A SCHEME OF ARRANGEMENT
C	CLASS A DEED POLL
D	CLASS B SCHEME OF ARRANGEMENT
E	CLASS B DEED POLL
F	SHAREHOLDER RIGHTS
G	NEW TRONOX ARTICLES
H	NEW CRISTAL SHAREHOLDER AGREEMENT
I	NEW EXXARO SHAREHOLDER AGREEMENT
J	CLASS A SCHEME MEETING NOTICE
K	CLASS B SCHEME MEETING NOTICE
L	INDEPENDENT EXPERT'S REPORT
M	QUARTERLY REPORT ON FORM 10-Q

EXPLANATORY STATEMENT IN RELATION TO THE SCHEMES

1.	OVERVIEW OF THE REDOMICILE TRANSACTION

This summary highlights selected information that is described in greater detail elsewhere in this Information Memorandum. This summary does not contain all of the important information contained in this Information Memorandum. Shareholders should carefully read the entire Information Memorandum and the other documents referred to or accompanying this Information Memorandum before making a decision as to how to vote on the Redomicile Transaction.

1.1	Overview of the Redomicile Transaction
(a)	Overview

With the agreement of its Shareholders, Tronox is proposing to change its “domicile” from Australia to the United Kingdom. The re-domiciling will be achieved by “top-hatting” the Tronox Group with New Tronox (a new public limited company incorporated under the laws of England and Wales for the purpose of the Redomicile Transaction, called “Tronox Holdings PLC”). This is referred to as the “Redomicile Transaction”. The Redomicile Transaction is to be implemented by the Company through two court approved schemes of arrangement under Part 5.1 of the Australian Corporations Act, namely, a scheme of arrangement between the Company and the Class A Shareholders (being the Class A Scheme) and a scheme of arrangement between the Company and the Class B Shareholder (being the Class B Scheme).

If the Redomicile Transaction is implemented, it will result in:

(i)	the issue of one New Tronox Share for every Share held by a Scheme Participant at the Scheme Record Date;
(ii)	the transfer of all Shares under the Schemes to New Tronox, a new public limited company incorporated under the laws of England and Wales; and
(iii)	New Tronox Shares being listed for trading on the NYSE.

The New Tronox Shares will be issued to:

•	for Scheme Participants other than Shareholder Affiliates – the Clearance Nominee. In the case of all such Scheme Participants other than the Clearance Nominee itself, the New Tronox Shares will be credited through the facilities of The Depository Trust Company (DTC) to our Exchange Agent's participant account, on behalf of the respective Scheme Participants. The Clearance Nominee is Cede & Co., a nominee of DTC. Our Exchange Agent is CTCNA; and
•	for Shareholder Affiliates, to the Affiliate Nominee.

Set out below is a simple diagram illustrating the structure of the Company and New Tronox before and after the Redomicile Transaction.

*	This diagram ignores the Clearance Nominee and DTC, the Exchange Agent and Affiliate Nominees. Further details are set out in section 4.9.

Under the Redomicile Transaction, all of the Shares will be transferred to New Tronox by Court approved Schemes. To the extent permitted by law, the Shares transferred to New Tronox under this Class A Scheme will be transferred free from all security interests (including mortgages, charges, liens, encumbrances and interests of third parties of any kind, whether legal or otherwise).

The New Tronox Shares are expected to be listed for trading on the NYSE.

The Redomicile Transaction is conditional on necessary Shareholder approvals, approval of the Court of both Schemes and the satisfaction or waiver of a number of other conditions, including the listing of New Tronox Shares on the NYSE. The Schemes are in effect inter-conditional. The Class A Scheme will only implemented if the Class B Scheme is approved by the Class B Shareholder and the Court, and the Class B Scheme will only implemented if the Class A Scheme is approved by the Class A Shareholders and the Court. Refer to sections 8.1 and 8.2 for further details on the conditions to implementation of the Redomicile Transaction.

(b)	Rationale for Redomicile Transaction

The Board believes the Redomicile Transaction is the next logical step in the evolution of Tronox. The Board believes that becoming a UK domiciled company will facilitate the attainment of Tronox's strategic objectives and is therefore in the best interests of all Shareholders. Key potential advantages of the Redomicile Transaction set out in paragraph (c) below provide specific examples to support this view.

Re-domiciling to the United Kingdom will much better align our legal structure and governance practices with our global mining and TiO2 production footprint, primarily US-based executive leadership team and global employee population that operates on a 24/7 worldwide basis.

The Redomicile Transaction addresses the uncertainty regarding the Company's tax position arising on implementation of the Multilateral Instrument by the Governments of Australia and the UK.

(c)	Potential advantages of the Redomicile Transaction

The Board believes that the potential advantages of the Redomicile Transaction include:

(i)	enabling Tronox to create an organisational and legal structure better capable of efficiently managing a global business with significant mining and pigment operations around the world;
(ii)	bringing New Tronox’s jurisdiction of incorporation more into line with some of our peers and the majority of other non-US companies listed on the NYSE thereby more easily attracting investors;
(iii)	increasing the attractiveness of our shares to certain investors by eliminating the dual class share structure, and by providing the New Tronox Board with greater authority and flexibility to undertake share repurchases than our current Constitution or Australian law permits;
(iv)	facilitating the ability of the New Tronox Board to periodically refresh itself;
(v)	providing greater certainty with respect to certain tax matters in light of the implementation of the Multilateral Instrument by the Governments of Australia and the UK, which may impact how the Company is taxed under the Australia-UK Double Taxation Treaty; and
(vi)	reducing ongoing compliance costs.

The potential advantages of the Redomicile Transaction are set out more fully in section 4.3.

(d)	Potential disadvantages of the Redomicile Transaction

Before voting on the Redomicile Transaction, the Board advises you to consider the potential disadvantages of the Redomicile Transaction and certain other considerations, as set out more fully in section 4.4. Potential disadvantages of the Redomicile Transaction include:

(i)	differences in Shareholder rights as set out in Annexure F could disadvantage some Shareholders in certain circumstances;
(ii)	if the Schemes become Effective, it may trigger taxation consequences for certain Shareholders. Section 7 contains an overview of taxation consequences in Australia, the UK and US, however the individual circumstances of certain Shareholders may result in different consequences;

(iii)	pursuant to the Exxaro Mineral Sands Transaction Completion Agreement, in order to ensure that from a tax perspective, Exxaro is neither benefitted nor harmed as a result of disposing of New Tronox Shares, Tronox LLC, a wholly-owned subsidiary of Tronox, has covenanted to pay Exxaro an amount equal to any South African capital gains tax assessed on Exxaro in respect of any profit arising to it on a disposal of any of its New Tronox Shares where such tax would not have been assessed but for the Redomicile Transaction. Similarly, Exxaro has covenanted to pay to Tronox LLC an amount equal to any South African tax savings Exxaro may realize from any tax relief that would not have arisen but for the Redomicile Transaction (such as losses on a disposal of any of Exxaro's New Tronox Shares). Under applicable South African tax law, on the Implementation Date, Exxaro's tax basis in its New Tronox Shares will be the market value of such shares at that time (being the closing USD price as traded on the NYSE on that day at the USD-ZAR exchange rate at the end of the day). If Exxaro disposes of any of its New Tronox Shares within 18 months of the date of having acquired the same, it will be chargeable to South African capital gains tax (or realize a South African capital loss) in respect of the profit (or loss) arising on the disposal. The amount of profit or losses will depend on two factors which makes estimating the quantum of potential payment under the respective covenants difficult and uncertain: our share price and the USD-ZAR exchange rate on the Implementation Date and on the date when Exxaro disposes of any of its New Tronox Shares. No profit accrues if the price of New Tronox Shares on the date of Exxaro's disposal is equal to, or less than, the price on the Implementation Date and indeed, Exxaro will realize a loss if the price of New Tronox Shares decreases. We estimate that, if Exxaro sells all of the New Tronox Shares it is expected to receive pursuant to the Class B Scheme after Implementation, for every US$1.00 increase or decrease in our share price as compared to the share price on the Implementation Date, with respect to all of Exxaro's ownership of New Tronox Shares, Tronox LLC will be obligated to pay, or may be entitled to receive (respectively), US$6.0 million; and
(iv)	one-off transaction costs in implementing the Redomicile Transaction, including fees and taxes payable to professional advisors, regulators and other Governmental Agencies and the expenditure of management time.
(e)	Differences in Shareholder rights

While the rights of shareholders in New Tronox will broadly replicate the current rights of Shareholders in the Company, there will be a number of specific differences. These changes reflect differences between:

(i)	the Company's Constitution, Exxaro Shareholder Agreement and Australian laws, as they relate to the Company; and
(ii)	the New Tronox Articles, New Exxaro Shareholder Agreement and the laws of England and Wales, as they relate to New Tronox.

Annexure F sets out a side-by-side summary comparing shareholder rights in the Company and in New Tronox, including a comparison of Exxaro's rights.

Key differences are set out in the table below:

Difference	The Company	New Tronox
Share classes	Two classes, Class A and Class B, with Class B Shares held by Exxaro carrying special rights under the Constitution and Exxaro having further rights under the Exxaro Shareholder Agreement.	Single class. Exxaro has the same class of shares as other shareholders but also has rights under the New Exxaro Shareholder Agreement (as set out in Annexure I).
Board composition	Currently, limited to nine directors, two of whom are required to be Australian residents.	No limit on the size of the board and no residency requirements.
Share repurchases	Shareholder approval required for share repurchases (eg from Exxaro) other than certain limited exceptions.[1]
Shareholder authority will be obtained for:
•   a period of 5 years for
     repurchases on NYSE from
     certain counterparties; and

•   repurchases from Exxaro,

(see “Reductions of capital and share buy-backs” in section 2 “Voting, dividends and distribution rights” of Annexure F).

Shareholder rights plan	Not applicable.	A shareholder rights plan (as described in section 4.6(b)) may be established to protect approximately US$4.1bn in NOLs.
Control Transactions
Application of Australian takeover laws and prohibitions in the Company's Constitution including on a person entering into a transaction to acquire >20% of the Company's voting power unless shareholder approvals or an offer for all Shares with Board approval.

No application of UK Takeover Code while a majority of directors are not UK resident (and no application of Australian takeover laws).

A key element of the UK Takeover Code which will be substantially incorporated in the New Tronox Articles is a limit on acquisitions of voting rights of 30% or more except with the consent of the New Tronox Board, with prior independent shareholder approval or where the acquirer makes a mandatory offer to all holders of New Tronox Shares (see section 4.6(a) “Control transactions”).

[1]	On-market, employee share scheme or “equal access” buy-backs (that is, where the offers under the buy-back relate only to ordinary shares and are made to each ordinary shareholder to buy back the same percentage of their ordinary shares) of shares which, when combined with other voting shares bought back in the previous 12 months, would constitute not more than 10% of the smallest number of votes attached to voting shares of the company on issue in the last 12 months.

(f)	Potential risks of the Redomicile Transaction

The risks associated with holding New Tronox Shares are generally the same as those associated with holding Shares and provide exposure to the same underlying assets, as Shareholders will continue to have the same economic interest in the Tronox Group and its business through their holding of New Tronox Shares as they had immediately before implementation of the Redomicile Transaction. However, there are different risks associated with holding shares in a company incorporated in the United Kingdom. Shareholders should refer in this regard to:

(i)	the general guide to the taxation implications of the Redomicile Transaction set out in section 7; and
(ii)	differences in shareholder rights mentioned in paragraph (e) above, as well as the comparison of Shareholder rights in respect of the Company and New Tronox set out in Annexure F.

Additionally, the trading price of New Tronox Shares post-implementation of the Redomicile Transaction is uncertain. The New Tronox Shares have no trading history. However, the Board expects that the trading price of New Tronox Shares immediately following the Implementation Date will reflect the trading price of the Shares immediately prior to the Implementation Date.

The potential risks associated with the Redomicile Transaction are set out more fully in section 4.5.

1.2	What Shareholders will receive in the Redomicile Transaction

Other than in the case of the Shareholder Affiliates, if both Schemes become Effective, Scheme Participants will receive the Scheme Consideration, which will initially be held through the facilities of DTC.

The Shareholder Affiliates will instead have their Scheme Consideration held through the depositary facilities of CTCNA.

Section 4.9 sets out further information in relation to the Scheme Consideration and how it will be held through the facilities of DTC or CTCNA (as applicable).

1.3	Tax consequences for Shareholders

A summary of the general tax consequences for Shareholders is set out in section 7 of this Information Memorandum. Each individual's tax position is different, and Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Schemes, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

1.4	Approval of the Redomicile Transaction

The following approvals, among others set out in more detail in the Implementation Agreement, must be obtained in order to complete the Redomicile Transaction:

(a)	The Class A Scheme must be approved at the Class A Scheme Meeting by:
(i)	unless the Court orders otherwise, a majority in number of the Class A Shareholders present and voting on the resolution at the Class A Scheme Meeting either in person or by proxy; and
(ii)	at least 75% of the total number of votes cast by Class A Shareholders on the resolution.
(b)	The Class B Scheme must be approved at the Class B Scheme Meeting by:
(i)	unless the Court orders otherwise, a majority in number of the Class B Shareholders present and voting on the resolution at the Class B Scheme Meeting either in person or by proxy; and
(ii)	at least 75% of the total number of votes cast by Class B Shareholders on the resolution.
(c)	The Schemes must also be approved by the Court.
1.5	Recommendation of the Board

Each Director, having considered the terms of the Schemes, believes that the Redomicile Transaction is in the best interest of Shareholders and will not impact on the interests of the Company's creditors in a materially adverse manner.

Each Director recommends that Class A Shareholders and Class B Shareholder vote in favor of the Schemes at the respective Scheme Meetings.

Each of the Directors intends to vote in favor of the Class A Scheme in respect of the Shares held by him or her or on his or her behalf. (None of the Directors hold any Class B Shares.)

1.6	Major Shareholder support

Exxaro is currently our largest Shareholder and sole holder of Class B Shares. It has agreed to vote in favor the Class B Scheme.

If the Cristal Transaction is consummated and Cristal Seller becomes a Shareholder before the Meeting Record Date, Cristal Seller has agreed to vote the Class A Shares it is to be issued on consummation of the Cristal Transaction in favor of the Class A Scheme.

1.7	Independent Expert's opinion

The Company appointed the Independent Expert to prepare a report on whether or not, in its opinion, the Class A Scheme is in the best interest of Class A Shareholders. The Independent Expert has concluded that the Class A Scheme is, on balance, in the best interests of Class A Shareholders.

The Independent Expert's Report is further discussed in section 4.8 and set out in full in Annexure L to this Information Memorandum.

This overview is only a summary of selected information relating to the Redomicile Transaction. You are urged to read this Information Memorandum in its entirety and, if in any doubt, to seek advice from your professional advisor.

2.	FREQUENTLY ASKED QUESTIONS ABOUT THE REDOMICILE TRANSACTION

This section sets out frequently asked questions that Shareholders may have in relation to the Redomicile Transaction. The answers to these questions should be read in conjunction with this entire Information Memorandum.

No	Question	Answer
Overview
1.	What is the Redomicile Transaction?
If both Schemes become Effective, then Tronox will “redomicile” to the United Kingdom.

The Redomicile Transaction will be effected by “top-hatting” the Tronox Group with New Tronox, a newly formed public limited company incorporated under the laws of England and Wales for the purpose of the Redomicile Transaction, which will become the holder of all of the Shares.

One New Tronox Share will be issued for each Share held on the Scheme Record Date, to be held (other than the Shareholder Affiliates) through the facilities of DTC as described in section 4.9.

It is a condition of the Redomicile Transaction that the New Tronox Shares will be listed on the NYSE.

Section 4 provides further information on the Redomicile Transaction.

2.	What is the purpose of the Redomicile Transaction?
The Board believes the Redomicile Transaction is the next logical step in the evolution of Tronox.

Redomiciling to the United Kingdom will much better align our legal structure and governance practices with our global mining and TiO2 production footprint, primarily US-based executive leadership team and global employee population that operates on a 24/7 worldwide basis.

The Redomicile Transaction addresses the uncertainty regarding the Company’s tax position arising on the implementation of the Multilateral Instrument by the Governments of Australia and the UK.

Section 4 provides further information on the potential advantages and disadvantages of the Redomicile Transaction.

3.	What approval by Shareholders is required for the Redomicile Transaction to proceed?
The Redomicile Transaction must be approved at each of the Class A Scheme Meeting and Class B Scheme Meeting, as described in section 1.4. The Schemes are in effect inter-conditional. The Class A Scheme will only implemented if the Class B Scheme is approved by the Class B Shareholder and the Court, and the Class B Scheme will only implemented if the Class A Scheme is approved by the Class A Shareholders and the Court.

4.	What happens at the Court hearings?
In the First Court Hearing, the Court ordered that the Scheme Meetings be convened for the purposes of considering the Redomicile Transaction, and approved the dispatch of this Information Memorandum to Shareholders. If the Schemes are approved at the Scheme Meetings, at the Second Court Hearing the Court will be asked to approve the Schemes.

If Shareholders wish to oppose Court approval of the Schemes at the Second Court Hearing, they may appear before the Court by filing with the Court, and serving on the Company, a notice of appearance in the prescribed form, together with any affidavit on which such opposing Shareholders wish to rely at the hearing. The notice of appearance and affidavit must be served on the Company at least one day before the Second Court Date. The Second Court Date is currently scheduled for [•], 2019. Any change to this date will be posted on Tronox’s website at www.tronox.com.

5.	Is the Redomicile Transaction subject to any conditions?
The Redomicile Transaction is subject to Shareholder and Court approval and certain other conditions including listing of New Tronox Shares on the NYSE. These are set out in more detail in the Implementation Agreement, and are summarised in section 8.1.

No	Question	Answer
6.	Will there be changes to the operations or strategy of the Company as a result of the Redomicile Transaction?
Immediately following the Redomicile Transaction, the Company will be a wholly owned subsidiary of New Tronox.

New Tronox will therefore have, through its ownership of the Tronox Group, the same assets and liabilities as the Company had immediately prior to the Redomicile Transaction.

The Board expects the operations and strategy of the Tronox Group, as well as the current Executives and assets, to remain the same following the Redomicile Transaction.

7.	What do the Directors recommend?
The Directors unanimously recommend that Shareholders vote in favor of the Redomicile Transaction.

Each of the Directors intends to vote in favor of the Redomicile Transaction in respect of the Shares held by him or her or on his or her behalf.

Further information regarding the Directors’ recommendation and reasons is set out in section 4.2.

8.	What is the Independent Expert’s conclusion?	The Independent Expert has concluded that the Class A Scheme is, on balance, in the best interests of Class A Shareholders. The Independent Expert’s Report is contained in Annexure L.
Scheme Meetings and voting
9.	When and where will the Scheme Meetings be held?
The Class A Scheme Meeting is scheduled to be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA on [•], 2019 at [•] (US Eastern Standard Time).

The Class B Scheme Meeting will be held immediately following the conclusion or adjournment of the Class A Scheme Meeting at the same place.

Formal notices of the Scheme Meetings are set out in Annexure J for the Class A Scheme Meeting and K for the Class B Scheme Meeting.

10.	Am I entitled to vote?
If you are registered as a Class A Shareholder on the Share Register at [•] (US Eastern Standard Time) on [•], 2019, you will be entitled to vote at the Class A Scheme Meeting. If you are registered as a Class B Shareholder on the Share Register at [•] (US Eastern Standard Time) on [•], 2019, you will be entitled to vote at the Class B Scheme Meeting.

If your Shares are jointly held, only one of the joint Shareholders is entitled to vote. If more than one of the joint Shareholders votes, only the vote of the Shareholder whose name appears first on the Share Register will be counted.

11.	How do I vote?
Shareholders may vote either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative. Your vote is very important. Please see the explanation of how to vote in section 3 of this Information Memorandum.

12.	Can “street-name” holders vote?
If you hold your Shares in a stock brokerage account or if your Shares are held by a bank, broker or nominee (that is, in “street name”) and wish your Shares to be voted at the Scheme Meeting, you must provide the bank, broker or nominee with instructions on how to vote your Shares, or obtain a “legal proxy” from them to vote in person at the Meeting. Please follow the voting instructions provided by your bank, broker or nominee. “Street-name” holders should read section 3.2 for further information on how they can vote or give voting instructions.

13.	Should I vote?	Voting is not compulsory. However the Directors believe that the Redomicile Transaction is important to all Shareholders and unanimously recommend that you vote in favor of the Redomicile Transaction.

No	Question	Answer
Results of the Scheme Meetings
14.	What happens if I do not vote, or vote against the Scheme, and the approvals are obtained?
If the necessary approvals for the Redomicile Transaction are obtained and the Schemes become Effective, the Redomicile Transaction will be implemented and Scheme Participants (other than in the case of the Shareholder Affiliates) will be delivered New Tronox Shares in consideration for their Shares through the facilities of DTC. This will occur regardless of whether you voted for or against the Scheme, or did not vote.

15.	When will the results of the Scheme Meetings be available?	The results of the Scheme Meetings will be available shortly after the conclusion of the Scheme Meeting and will be published on Tronox’s website (www.tronox.com) soon after the Scheme Meetings.
16.	What happens if the Schemes do not become Effective (including if it is not approved)?	If the Schemes do not become Effective, the Redomicile Transaction will not be implemented. Shareholders will retain their Shares and the Company’s Class A Shares will remain listed on the NYSE.
Consideration
17.	What will I receive if the Schemes become Effective?	If both Schemes become Effective:
• the Scheme Consideration will be issued on the Implementation Date;
• for each Share held by a Scheme Participant, one New Tronox Share will be issued;
•
other than in the case of the Shareholder Affiliates, all New Tronox Shares issued in connection with the Schemes will be initially issued to the Clearance Nominee (DTC’s nominee) and held through the facilities of DTC.

Other than in the case of the Shareholder Affiliates, if you currently hold your Shares outside of the DTC facilities and are registered in the Company’s Share Register as the legal owner of Shares, you will need to satisfy the requirements discussed in section 4.9 to: (i) keep the New Tronox Shares deposited in the facilities of DTC; or (ii) if you have a registered address in the United States, the United Kingdom or Australia, choose to register the New Tronox Shares directly in your own name or that of your designee. Otherwise, the New Tronox Shares to which you would otherwise be entitled under the Schemes may in due course: (i) if you have a registered address in the United States, the United Kingdom or Australia, be subject to laws relating to unclaimed property; (ii) if you have a registered address in a jurisdiction outside the United States, the United Kingdom and Australia, be sold and the proceeds remitted to you (less the costs of sale) in USD.

The Shareholder Affiliates will have their New Tronox Shares held through the depositary facilities of CTCNA.

Section 4.9 sets out further information in relation to the Share Scheme Consideration.

18.	Are there differences between my Shares and the New Tronox Shares to be issued to me?
Yes. While the rights of New Tronox Shares will generally reflect the rights of the existing Shares in many respects, there are some important differences.

New Tronox Shares are shares in a company incorporated under the laws of England and Wales and are therefore governed by English company law and are also subject to the New Tronox Articles.

A description of the rights attaching to the New Tronox Shares and the principal differences are set out in section 8.7 and Annexure F of this Information Memorandum.

No	Question	Answer
19.	Will I pay any tax on the exchange of my Shares?
A summary of the general tax consequences for Scheme Participants is set out in section 7 of this Information Memorandum.

Each Scheme Participant’s tax position is different, and each Scheme Participant is urged to consult his or her own tax advisors as to the specific tax consequences to them of the relevant Scheme, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

20.	Will I have to pay brokerage fees or stamp duty?
You will not have to pay brokerage or stamp duty in Australia or the UK in connection with the exchange of your Shares for New Tronox Shares.

To prevent any UK stamp duty or SDRT charge arising on future disposals of your New Tronox Shares:

(a)
for all Shareholders other than the Shareholder Affiliates, where your New Tronox Shares are directly issued to the Clearance Nominee as nominee for DTC – you are strongly encouraged to keep your New Tronox Shares in your brokerage account within the facilities of DTC; and

(b)
for the Shareholder Affiliates, where your New Tronox Shares are directly issued to the Affiliate Nominee – you are strongly encouraged to keep your interest in New Tronox Shares in the form of depositary receipts until a request is made in compliance with applicable securities laws and any contractual restrictions on transfer to cancel all or a portion of your depositary receipts in order to transfer the New Tronox Shares to the Clearance Nominee as nominee for DTC and deposited in your brokerage account.

21.	When will I receive my New Tronox Shares?
If the Redomicile Transaction is approved by Shareholders and the Court, it is expected that implementation of the Redomicile Transaction will take place on the Implementation Date. As explained above, other than in the case of the Shareholder Affiliates, New Tronox Shares issued in connection with the Schemes will be initially delivered through the facilities of DTC.

Section 4.9 sets out further information in relation to the Share Scheme Consideration.

Other
22.	Who can help answer my questions about the Redomicile Transaction?
If you have any questions about the Redomicile Transaction, please consult your legal, financial or other professional advisor. Additionally, you can call Okapi Partners at +1-877-629-6355 between 9:00 a.m. to 11:00 p.m. (US Eastern Standard Time) Monday to Friday.

For additional copies of this Information Memorandum, please visit Tronox’s website at www.tronox.com.

3.	HOW TO VOTE
3.1	Entitlement to vote

Only holders of Shares as of [•], US Eastern Standard Time, on [•], 2019 (being the Meeting Record Date) will be entitled to attend and to vote at a Scheme Meeting, and at any adjournments of that meeting. Changes in entries on the Share Register after that time will be disregarded in determining the rights of Shareholders to attend and vote at the Scheme Meeting (or any adjournment of that meeting).

As of the Last Practicable Date, there were 94,286,021 Class A Shares and 28,729,280 Class B Shares outstanding. Holders of Class A Shares can vote on the Class A Scheme Resolution to approve the Class A Scheme and any other matter properly coming before the Class A Scheme Meeting. Holders of Class B Shares can vote on the Class B Scheme Resolution to approve the Class B Scheme and any other matter properly coming before the Class B Scheme Meeting. Each of the Company's Class A Shares entitles its holder to one vote on a poll on the resolution to be considered at the Class A Scheme Meeting, and each of the Company's Class B Shares entitles its holder to one vote on a poll on the resolution to be considered at the Class B Scheme Meeting.

If a Share is jointly held, only one of the Shareholders is entitled to vote. If more than one Shareholder votes a jointly held Share, only the vote of the Shareholder whose name appears first on the Share Register will be counted.

3.2	“Street-name” holders

Generally, persons whose Shares are held in “street-name” by a bank, broker or nominee may direct the bank, broker or nominee to vote the relevant Shares or may submit a “legal proxy” to vote the Shares by one of the following methods:

(a)	By methods listed on your voting instruction form: Please refer to your voting instruction form or other information forwarded by your bank, broker or nominee to determine whether you may submit a voting instruction electronically on the internet or by telephone, following the instructions on the voting instruction form or other information provided by the “street-name” holder.
(b)	In person with a “legal proxy” from the “street-name“ holder: Obtain a “legal proxy” from your bank, broker or nominee. Please refer to your voting instruction form or other information sent to you by your bank, broker or nominee to determine how to obtain (and revoke) a “legal proxy” in order to vote in person at the Scheme Meeting.
3.3	Procedure for voting by Shareholders

The following sections 3.3(a) to (d) detail the voting entitlements and procedures applicable to Shareholders under the Australian Corporations Act.

Shareholders may vote at the relevant Scheme Meeting in person or by proxy, attorney or representative. The Class A Scheme Meeting Notice is set out in Annexure J and the Class B Scheme Meeting Notice is set out in Annexure K. The Scheme Resolutions will be taken on a poll which will mean that each Share held on the Meeting Record Date will be entitled to one vote.

(a)	Voting in person

Shareholders may vote their Shares in person. To vote in person at a Scheme Meeting, Shareholders must attend the relevant Scheme Meeting. The Class A Scheme Meeting is scheduled to be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA on [•], 2019 at [•] (US Eastern Standard Time). The Class B Scheme Meeting is scheduled to be held immediately following the conclusion or adjournment of the Class A Scheme Meeting at the same place.

Shareholders may vote in person at the relevant Scheme Meeting by completing a ballot (voting card) on the poll conducted in respect of the Scheme Resolution; however, attending a Scheme Meeting without completing a ballot will not count as a vote.

(b)	Voting by proxy

Shareholders may appoint a proxy to attend a Scheme Meeting and vote, and direct the proxy how to vote, their Shares, by one of the following methods:

•	By Mail. You may complete, sign and date a proxy card, directing your proxy how to vote if you wish to do so, and send it in the business reply envelope to Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901, USA or Tronox Limited, P.O. Box 305, Kwinana, Western Australia, Australia, 6966. A proxy card for the relevant Scheme Meeting accompanies this Information Memorandum. All mailed proxy cards must be received prior to [•], US Eastern Standard Time, on [•], 2019. In the case of a proxy card completed by an individual or a corporation under a power of attorney, the original or a certified copy of the power of attorney under which the proxy card is signed must also be received at an address above no later than that time.
•	By Telephone. If you are within the US or Canada, you may submit a proxy by telephone (toll-free from US and Canada only) using the number listed on the accompanying proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at [•], US Eastern Standard Time, on [•], 2019.
•	By Internet. You may submit a proxy via the internet as instructed on the accompanying proxy card. The internet procedures are designed to authenticate a Shareholder's identity to allow a Shareholder to vote its shares and confirm that its instructions have been properly recorded. Voting via the internet authorizes the named proxies to vote your Shares in the same manner as if you had submitted a validly executed proxy card.

Submitting a proxy before a Scheme Meeting will not prevent the Shareholder from voting at the Scheme Meeting in person if desired, as a proxy is revocable at the Shareholder's option. A proxy can be revoked at any time before it is voted at the Scheme Meeting by either:

•	delivering timely written notice of revocation to the Company Secretary; or
•	attending the Scheme Meeting and voting in person.

Submitting another timely, later-dated proxy as set out above before [•], US Eastern Standard Time on [•], 2019 will also cause a prior proxy appointment to be revoked.

If a validly appointed proxy is directed how to vote on the Scheme Resolution, the vote will be cast in accordance with those instructions. If no direction to vote is given, the proxy may vote as he or she sees fit.

If the chairperson of a Scheme Meeting is appointed as proxy, he or she must vote on a poll and must vote as instructed. If the proxy is not the chairperson, the proxy must vote as instructed or the chairperson will vote (as proxy) as instructed.

If a Shareholder appoints two proxies without specifying the proportion or number of votes that each proxy may exercise, then on a vote by poll each proxy may exercise half of that Shareholder's votes. If a Shareholder appoints two proxies, then on a vote by show of hands neither proxy may vote.

(c)	Voting by attorney

A Shareholder may appoint an attorney to vote at a Scheme Meeting.

For the appointment to be effective for a Scheme Meeting, the power of attorney or a certified copy of it must be received by the Company prior to [•], US Eastern Standard Time on [•], 2019.

An attorney of a Shareholder will be admitted to the relevant Scheme Meeting and given a ballot (voting card) at point of entry upon disclosure of acceptable evidence of his or her name and address.

An attorney should bring an original or certified copy of the power of attorney by which the Shareholder has appointed the attorney to vote at the relevant Scheme Meeting.

(d)	Voting by body corporate representative

A body corporate who is a Shareholder, or who has been appointed a proxy of a Shareholder, may appoint a person to act as its representative at a Scheme Meeting.

The appointment must comply with section 250D of the Australian Corporations Act.

A body corporate representative will be admitted to the Scheme Meeting and given a ballot (voting card) at point of entry upon disclosure of acceptable evidence of his or her appointment, name and address, and the identity of his or her appointer.

3.4	Shareholder approvals

For the Redomicile Transaction to proceed, the Redomicile Transaction must be approved at the Scheme Meetings by:

(a)	in the case of the Class A Scheme – a resolution:
(i)	unless the Court orders otherwise, passed by a majority in number of the Class A Shareholders present and voting on the resolution at the meeting either in person or by proxy; and
(ii)	passed by at least 75% of the total number of votes cast on the resolution; and
(b)	in the case of the Class B Scheme – a resolution:
(i)	unless the Court orders otherwise, passed by a majority in number of the Class B Shareholders present and voting on the resolution at the meeting either in person or by proxy; and
(ii)	passed by at least 75% of the total number of votes cast on the resolution.

The Redomicile Transaction must be approved at both Scheme Meetings.

The Redomicile Transaction must also be approved by the Court.

3.5	Tabulation of Votes

A poll will be conducted on the Scheme Resolution at each Scheme Meeting. Votes cast on the Scheme Resolutions will be tabulated by Broadridge Financial Solutions, Inc.

3.6	Quorum Requirements and Effect of Abstention and Broker Non-Votes

[The Court has ordered that the quorum for:

(a)	the Class A Scheme Meeting is the holders of Class A Shares present in person or by proxy holding more than 50% of the Class A Shares; and
(b)	the Class B Scheme Meeting is the Class B Shareholder present in person or by proxy.

The Clearance Nominee (as DTC's nominee) will be taken to be present at the Meeting and to hold the number of Class A Shares in respect of which a proxy (including any “legal proxy”) is appointed pursuant to the “omnibus proxy” it issues for the Meeting.]1

A Shareholder present in person or by proxy at a Scheme Meeting who abstains from voting on the Scheme Resolution will be included in the determination of Shareholders present at the Scheme Meeting for the purpose of determining the presence of a quorum. However, Shareholders present who abstain from voting will not be counted as votes in favor of or against the Scheme Resolution.

Broker non-votes will not be counted as votes in favor of or against the proposal. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a routine matter, and the broker has not received voting instructions from the beneficial owner of the shares. The proposal for the Redomicile Transaction is a “non-routine” matter under NYSE rules. Accordingly, under NYSE rules, the Clearance Nominee cannot cast a vote in favor of or against the proposal absent instruction from the underlying beneficial owner. However, broker non-votes of shareholders whose shares are held by holders of record represented at the meeting are counted for the purpose of determining whether a quorum is present.

[1]	To be confirmed by reference to Court orders.

3.7	Questions

If you have any questions about your Shares or any other matter in this Information Memorandum, please call Okapi Partners at +1-877-629-6355 between 9:00 a.m. to 11:00 p.m. (US Eastern Standard Time) Monday to Friday (toll free from the US and Canada only) and consult your financial, tax or other advisor without delay.

4.	THE REDOMICILE TRANSACTION
4.1	The Redomicile Transaction

The Redomicile Transaction involves “top-hatting” the Tronox Group with New Tronox, a new company incorporated under the laws of England and Wales which will become the ultimate parent company of the Company and its direct and indirect subsidiaries.

The Redomicile Transaction will be effected by way of two Court-approved schemes of arrangement under Part 5.1 of the Australian Corporations Act, namely, a scheme of arrangement between the Company and the Class A Shareholders and a scheme of arrangement between the Company and the Class B Shareholders. The forms of the Schemes are set out in Annexure B (Class A Scheme) and Annexure D (Class B Scheme). Under the Schemes, Scheme Participants (being Shareholders on the Scheme Record Date) will have all of their Shares transferred to New Tronox. One New Tronox Share will be issued by New Tronox for each Share held on the Scheme Record Date.

Following the Redomicile Transaction, the Executives, assets, operations and strategy of the Tronox Group are expected to remain the same.

4.2	Directors' recommendations and reasons, and their voting intentions

The Board believes that the Redomicile Transaction is in the Shareholders' best interest and unanimously recommends that Shareholders vote in favor of the resolution to approve the Redomicile Transaction.

The Board has formed its conclusion and made its recommendation on the basis that the potential advantages of the Redomicile Transaction (as described in section 4.3) outweigh the potential disadvantages and risks of the Redomicile Transaction (as described in sections 4.4 and 4.5) and other considerations concerning the Redomicile Transaction (as described in section 4.6).

The Directors have also considered the opinions contained in the report of the Independent Expert, which was engaged to determine whether the Redomicile Transaction is in the best interest of Class A Shareholders.

All Directors who hold or control the right to vote Shares intend to vote in favor of the relevant resolution to approve the Redomicile Transaction. Details of the Shares and Options held by or on behalf of the Directors as at the Last Practicable Date are set out in section 8.9.

4.3	Potential advantages of the Redomicile Transaction

The Board believes the Redomicile Transaction to be an important step in achieving Tronox's strategic goal of becoming the world's most vertically integrated and lowest cost producer of TiO2. These strategic goals are described in more detail in section 5.4.

The potential advantages of the Redomicile Transaction outlined above are described in more detail below.

(a)	Enabling Tronox to create an organisational and legal structure better capable of efficiently managing a global business with significant mining and pigment operations around the world

Redomiciling to the United Kingdom will allow Tronox to create an organisational and legal structure better capable of achieving our strategic objectives.

The UK, with London as the location of the new corporate head office, is a more convenient jurisdiction than Australia for management of a global business with significant mining and pigment operations around the world.

It is Tronox's intention over time to migrate select corporate functions from the US to its offices in London in order to benefit from the United Kingdom's more convenient time zone and location for management activities in respect of Tronox's global operations. For example, during 2019, Tronox intends that its Vice

President, Human Relations will relocate to the United Kingdom. Situating Executives and other employees in London facilitates faster, lower cost travel to many of Tronox's facilities, particularly in South Africa and Europe. In addition, if the Cristal Transaction is consummated, we will acquire a significant TiO2 manufacturing facility in Stallingborough, UK, which will serve as an important production, technology and research centre for our global business.

The Company is currently incorporated in Australia, listed on the NYSE in the US, and resident in the UK for tax purposes. The Redomicile Transaction will reduce these three jurisdictions to two, as New Tronox will remain listed in the US and be incorporated and resident for tax purposes in the UK. This should streamline regulatory compliance obligations including reducing Australian corporate law requirements which are less familiar to non-Australian directors, management and investors.

(b)	Bringing Tronox's jurisdiction of incorporation more into line with some of our peers and the majority of other non-US companies listed on the NYSE thereby more easily attracting investors

A majority of the Company's Shareholders are based in the US or hold interests in Shares through the US based DTC facilities, and may be unfamiliar with aspects of the governance practices of Australian companies. As at the Last Practicable Date:

•	the Company had 395 Shareholders, of which 283 holding approximately 76.65% of the issued Shares have their registered address in the US (this includes all Shares held through DTC and DTC participants on behalf of ultimate beneficial owners in the US and other jurisdictions) (US Shareholders);
•	of the Shares held by non-US Shareholders, 99.94% are held by our largest Shareholder, Exxaro; and
•	of the balance of the Shares held by other non-US Shareholders, only four have their registered address in Australia and they together hold only 13,881 Class A Shares or approximately 0.01% of the total issued Shares.

Investors typically compare Tronox's performance against three other NYSE listed companies who generate all or a significant portion of their revenues in the TiO2 industry: The Chemours Company incorporated in the State of Delaware, Venator Materials PLC incorporated in the United Kingdom and Kronos Worldwide, Inc. incorporated in the State of Delaware. The Company competes against these three companies for investment from investors who focus on the TiO2 industry or commodity chemical manufacturers and are likely to be more familiar with the corporate laws of the United States or United Kingdom. These investors may lack an understanding of Australian corporate law and the time or inclination to understand the differences between Australian corporate law, on the one hand, and Delaware or English company law, on the other hand.

Changing domicile from Australia to the United Kingdom should enable Tronox to more easily grow its investor base in the international financial centres located in the US and UK.

(c)	Increasing the attractiveness of our shares to certain investors by eliminating the dual class share structure, and by providing the New Tronox Board with greater authority and flexibility to undertake share repurchases than our current Constitution or Australian law permits

The proposed Articles of New Tronox differ from the Company's current Constitution in a number of respects that we believe will benefit shareholders.

As part of the Redomicile Transaction we will eliminate our dual class share structure. Upon completion of the Redomicile Transaction all Shareholders will hold the same class of shares. Consequently, there will no longer be the requirement under our current Constitution for certain matters to be approved by both classes voting separately.

As part of the Redomicile Transaction, New Tronox will be granted the necessary authority for a five-year period to engage in off-market purchases of New Tronox Shares with certain counterparties. For the purposes of the UK Companies Act, any repurchase of New Tronox Shares through the NYSE constitutes an “off-market” purchase. New Tronox will also be authorized to enter into a repurchase plan established in accordance with Rule 10b5-1 of the Exchange Act to purchase a specified dollar amount of New Tronox Shares on the NYSE each day if the New Tronox Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the repurchase plan will be determined at the time that the agreement pursuant to which the plan will be established is executed. Further details of the “off-market purchase” authorities are set out in Annexure F.

In addition, pursuant to the terms of the Exxaro Mineral Sands Transaction Completion Agreement, Tronox will have the right to repurchase from Exxaro any Class B Shares (or from the Implementation Date, New Tronox will have the right to repurchase any of Exxaro's New Tronox Shares) that Exxaro wishes to sell. Further details of the authority to purchase New Tronox Shares from Exxaro pursuant to the Exxaro Mineral Sands Transaction Completion Agreement are also set out in Annexure F. Shareholders should note that obtaining authority to carry out share repurchases is not an assurance as to whether and when New Tronox will repurchase any of the New Tronox Shares, the amount of any repurchases or the prices at which such repurchases are made.

Some Shareholders may also consider changes to our regime for change of control transactions (discussed in section 4.6(a)) and the ability of the New Tronox Board to introduce a shareholder rights plan to protect New Tronox’s approximately $4.1 billion of NOLs which could be used in certain circumstances to offset future taxable income and, therefore, reduce our federal income tax liabilities (discussed in section 4.6(b)) to be advantageous.

A comparison of key shareholder rights in respect of the Company and New Tronox is set out in Annexure F.

(d)	Facilitating the ability of the New Tronox Board to periodically refresh itself

Our largest investors are becoming ever more focused on board refreshment and reducing the overall tenure of the Board. Institutional shareholders like Vanguard, Fidelity, Blackrock, TIAA-CREF and State Street have previously indicated that boards like ours should be periodically refreshed with individuals possessing the requisite skills and qualifications, not to mention gender and racial diversity. We believe that it will be easier to recruit new Board members as a UK incorporated company. Potential board candidates are likely to have greater familiarity with the duties and responsibilities of serving on the board of a company incorporated in the United Kingdom versus Australia.

The Redomicile Transaction will also provide more flexibility in terms of board size and composition. The New Tronox Articles will allow the New Tronox Board to increase its size without shareholder approval since the New Tronox Articles will not include a restriction on the maximum number of New Tronox Board members. Currently, for so long as Exxaro, as Class B Shareholder, holds at least 10% of our voting securities, we cannot increase the size of our Board above nine. Consequently, the Board cannot enlarge itself temporarily for newly recruited Board members to overlap with retiring board members to provide support during the transition. The New Tronox Articles will be more flexible in this respect and enable the Board to increase the size of our board and thereby allow us to better “refresh” our board with high calibre directors possessing the appropriate diversity, skills, perspective and experience to oversee a global mining and chemical company like ours.

The Redomicile Transaction will therefore benefit Shareholders by enabling New Tronox to recruit from a broader pool of directors thereby satisfying the desire of international investors that Tronox more frequently refreshes the composition of its board and recruits directors who possess the appropriate skills and qualifications as well as satisfy expectations of gender and racial diversity.

(e)	Providing greater certainty with respect to certain tax matters in light of the Multilateral Instrument by the Governments of Australia and the UK

The Company is currently regarded as a resident of the UK pursuant to the terms of the Australia-UK Double Taxation Treaty. Upon implementation, the Multilateral Instrument modifies a number of aspects of the Australia-UK Double Tax Treaty. Specifically, the taxation authorities of Australia and the United Kingdom would need to determine, by mutual agreement, the residency of the Company for taxation purposes. This process involves some uncertainty and would likely take some time to resolve requiring management attention and additional advisor fees. The Redomicile Transaction removes these issues. That is, following implementation of the Redomicile Transaction, Tronox's continued status as a UK tax resident will not be impacted by the Multilateral Instrument.

(f)	Reducing ongoing compliance costs

The Company currently has compliance obligations in Australia where it is incorporated, the US where it is listed and the UK where it is resident for tax purposes. The Redomicile Transaction is expected to reduce costs associated with these compliance obligations by reducing the obligations with which the Tronox Group must comply under Australian law.

As an example, due to the fact that the Company is presently incorporated in Australia, it must prepare financial statements in accordance with Australian accounting standards which are largely based on International Financial Reporting Standards (IFRS). However, because of the Company's substantial presence in the US and registration with the SEC, the Company also must prepare financial statements in accordance with US Generally Accepted Accounting Principles (GAAP). Preparation of two different sets of group financial statements is costly. Following the Redomicile Transaction, New Tronox will, until 2022, be permitted in accordance with UK regulatory requirements to prepare its group financial statements solely in accordance with US GAAP. Subsequently, New Tronox may also be required to prepare its group financial statements in accordance with UK GAAP.

Shareholders may also refer to the discussion of these potential advantages contained in the Independent Expert's Report set out in Annexure L of this Information Memorandum.

4.4	Potential disadvantages of the Redomicile Transaction

Although the Schemes are recommended by the Board, and the Independent Expert has concluded that the Class A Scheme is, on balance, in the best interests of Class A Shareholders, there are potential disadvantages that may result from the Redomicile Transaction. These include the following:

(a)	Change in jurisdiction and Shareholder rights

After implementation of the Redomicile Transaction, Shareholders will hold shares in New Tronox, a company incorporated under the laws of England and Wales, and New Tronox will not be subject to the Australian Corporations Act.

There are also a number of important differences between the Company's Constitution and the New Tronox Articles.

Differences in Shareholder rights as set out in Annexure F could disadvantage some Shareholders in certain circumstances.

(b)	Tax consequences for Shareholders

Section 7 summarises Australian, US and UK tax consequences of the Schemes for Shareholders. However, the individual circumstances of each Shareholder will impact the taxation consequences of the applicable Scheme for that Shareholder. The taxation consequences of the applicable Scheme could disadvantage some Shareholders in certain circumstances. Shareholders should obtain personal professional advice in relation to the taxation consequences of the applicable Scheme.

(c)	Arrangements with Exxaro in relation to potential South African capital gains taxes and tax savings arising from the Redomicile Transaction

Pursuant to the Exxaro Mineral Sands Transaction Completion Agreement, in order to ensure that from a tax perspective, Exxaro is neither benefitted nor harmed as a result of disposing of any of its New Tronox Shares, Tronox LLC, a wholly-owned subsidiary of Tronox, has covenanted to pay to Exxaro an amount equal to any South African capital gains tax assessed on Exxaro in respect of any profit arising to it on a disposal of any of its New Tronox Shares where such tax would not have been assessed but for the Redomicile Transaction. Similarly, Exxaro has covenanted to pay to Tronox LLC an amount equal to any South African tax benefits Exxaro may realize from any tax relief arising on the disposal of any of its New Tronox Shares that would not have arisen but for the Redomicile Transaction (such as losses on a disposal of any of Exxaro's New Tronox Shares). Under applicable South African tax law, on the Implementation Date, Exxaro's tax basis in its New Tronox Shares will be the market value of such shares at that time. If Exxaro disposes of any of its New Tronox Shares within 18 months of having acquired the same, it will be chargeable to South African capital gains tax (or realize a South African capital loss) in respect of the profit (or loss) arising on the disposal. The amount of profit or losses will depend on two factors which makes estimating the quantum of potential payment under the respective covenants difficult and uncertain: our share price on the Implementation Date and on the date when Exxaro disposes of any of its New Tronox Shares. No profit accrues if the price of our shares on the date of Exxaro's disposal is equal to, or less than, the price on the Implementation Date and indeed, Exxaro will realize a loss if the price of New Tronox Shares decreases. We estimate that, if Exxaro sells after Implementation all of the New Tronox Shares it is expected to receive pursuant to the Class B Scheme, for every US$1.00 increase or decrease in our share price as compared to the share price on the Implementation Date, with respect to all of Exxaro's ownership of New Tronox Shares, Tronox LLC will be obligated to pay, or may be entitled to receive (respectively), US$6.0 million. Terms of the Exxaro Mineral Sands Transaction Completion Agreement are described in more detail in Section 5.4(a).

(d)	Transaction costs

Implementing the Redomicile Transaction will result in one-off transaction costs both in the immediate and short-term future. Fees have been and will be payable to professional advisors and considerable management time has been spent, and will continue to be spent, on the Redomicile Transaction. Fees and taxes have been and will be payable to regulators and other Governmental Agencies.

4.5	Risks of holding New Tronox Shares

As Tronox's business will continue to be run on the same basis, the risks associated with holding New Tronox Shares are essentially the same as those associated with holding the Company's Shares.

However, there will be certain additional risks associated with, or resulting from, the Redomicile Transaction which Shareholders should take into account when deciding whether to approve the Schemes, including:

(a)	the effect of different legal regimes, and differences between the Company's Constitution and the New Tronox Articles, on shareholder rights (see the comparison of the Company and New Tronox shareholder rights set out in Annexure F);
(b)	the effect of different tax regimes (see the general guide to the taxation implications of the Redomicile Transaction set out in section 7); and
(c)	the possible costs the Tronox Group may bear in connection with the Exxaro Mineral Sands Transaction Completion Agreement (see the discussion regarding covenants set out in section 4.4(c)).

Furthermore, while the Directors believe the approval of the Schemes and implementation of the Redomicile Transaction will enhance Shareholder value for the reasons set out in section 4.2 of this Information Memorandum, there is no assurance that the market price of New Tronox Shares will increase after Implementation of the Redomicile Transaction and listing on the NYSE of the New Tronox Shares. The price of New Tronox Shares may potentially be influenced by a number of factors beyond the control of New Tronox.

This section does not purport to represent a comprehensive or exhaustive list of factors which influence the risks associated with investing in New Tronox. Shareholders should:

•	satisfy themselves as to the inherent risks associated with the exploration and mining industry in general and those which may be specifically applicable to New Tronox; and
•	carefully examine all other information contained in this Information Memorandum and consult their advisors before deciding whether to vote in favor of the Redomicile Transaction.

This section should be read in conjunction with the disadvantages as set out in section 4.4.

4.6	Other considerations

Shareholders may also wish to take into account the following considerations concerning the Redomicile Transaction outlined below.

(a)	Control transactions

Non-applicability of the Takeover Code

In the UK, takeover offers and certain other transactions in respect of certain public companies are regulated by the Takeover Code, which is administered by the Takeover Panel. An English public limited company is potentially subject to the Takeover Code if, among other factors, its central place of management and control is within the UK, the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company's directors to determine where it is centrally managed and controlled. Since all the directors of New Tronox are intended to reside outside of the UK, the Channel Islands and the Isle of Man, New Tronox will be considered to have its place of central management and control outside the UK, the Channel Islands or the Isle of Man. Therefore, the Takeover Code should not apply to New Tronox. It is possible that in the future circumstances could change that may cause the Takeover Code to apply to New Tronox.

Although New Tronox is not expected to be subject to the Takeover Code, the Board recognizes the importance of certain of the protections afforded to shareholders of UK public companies, which are included in the Takeover Code, and the Articles of New Tronox will therefore regulate the purchase by a would-be acquirer of 30% or more of the shares of New Tronox. These provisions are summarised in the following paragraph. However, these provisions do not provide all of the protections provided by the Takeover Code.

Under the mandatory offer provisions, which are intended to be substantially similar to Rule 9 of the Takeover Code, a person must not:

•	whether acting alone or with others acting in concert with such person, acquire an interest in shares (as defined in the Takeover Code) whether by a single transaction or a series of transactions over a period of time which, when taken together with any interest in shares already held by that person or any interest in shares held or acquired by others acting in concert with such person, in aggregate carry 30% or more of the voting rights in New Tronox; or
•	whether acting alone or with others acting in concert with such person, while interested in shares which in aggregate carry not less than 30% but not more than 50% of the voting rights of New Tronox, acquire any further shares, except, in either case, with the consent of the New Tronox Board, or with the prior approval of the shareholders of New Tronox (other than the acquirer and persons acting in concert with him or her) or where such person makes a mandatory offer to all other holders of New Tronox Shares. Any such mandatory offer must be unconditional, be in cash or be accompanied by a cash alternative and be at the highest price paid by such person required to make the mandatory offer, or any other person acting in concert with such person, for any interest in shares in New Tronox during the previous 12 months.

The New Tronox Board will have various powers in the Articles of New Tronox to enforce these provisions including disenfranchisement (as regards voting and entitlement to dividends).

The mandatory offer provisions of the Takeover Code (which have been substantially replicated in the New Tronox Articles) were adopted with the philosophy that if effective control of a public company were obtained by the acquisition of shares by a person or group acting in concert, the principle of equality of treatment for shareholders would require that all shareholders should have the opportunity to obtain the price paid per share by those acquiring effective control and to liquidate their investment if they so desire. The ability of shareholders to retain their shares upon completion of a mandatory offer may depend on whether the offeror subsequently causes New Tronox to propose a court-approved scheme of arrangement that would compel minority shareholders to accept the offer or, if the offeror has acquired at least 90% of the relevant shares, the offeror requires minority shareholders to accept the offer under the compulsory acquisition provisions described in the table set out in Annexure F. In the UK, the 30% threshold is generally believed to be appropriate as it represents the point at which it is considered that, taking into account typical voting patterns for UK public companies subject to the Takeover Code, a shareholder may commonly be reasonably likely to be able to cause ordinary resolutions to be passed. The Board believes that, as an English company, the shareholders of New Tronox should have the benefit of the protections of the mandatory offer provisions, which are intended to be substantially similar to those under the Takeover Code. These provisions could have the effect of discouraging the acquisition and holding of interests of 30% or more of the voting rights and encouraging those shareholders who may be acting in concert with respect to the acquisition of shares to consult with the New Tronox Board before effecting any additional purchases.

Constitutional provisions not replicated

There are other provisions in the Tronox Constitution which have not been replicated in the New Tronox Articles which may impact any potential change of control transaction, such as provisions on “prohibited acquisitions” and requirements for shareholder approval of certain control transactions.

For further details see section 10 “Control transactions” of Annexure F.

(b)	Shareholder Rights Plan to protect our approximately US$4.1 billion of NOLs

Pursuant to the New Tronox Articles, the board of New Tronox has the ability to establish a shareholder rights plan to prevent an “ownership change” for the purpose of section 382 of the US Internal Revenue Code. As of December 31, 2017, Tronox had federal net operating loss carryforwards or NOLs of approximately US$4.1 billion which could be used in certain circumstances to offset New Tronox's future taxable income or otherwise payable taxes and therefore reduce its federal income tax liabilities. Many US public companies with significant net operating loss carry forwards have adopted section 382 rights plans. The purpose of a rights plan will be to preserve New Tronox's ability to utilize its net operating loss carry forwards and other tax attributes which would be substantially limited if New Tronox experienced an “ownership change” as defined under section 382 of the US Internal Revenue Code. In general, an ownership change would occur if New Tronox shareholders who are treated as owning 5% or more of its issued shares for the purposes of section 382 collectively increase their aggregate ownership in New Tronox's issued shares by more than 50% over a rolling three-year period.

The establishment of a rights plan will reduce the likelihood of an unintended ownership change occurring through the buying of New Tronox Shares and is not meant to be an anti-takeover measure.

Effective from the date that a rights plan is introduced, the New Tronox Board will grant subscription rights to holders of New Tronox Shares to acquire New Tronox Shares (or shares of any class as specified in the rights plan) such that, if any person or group acquires 4.5% or more of New Tronox Shares, or if a person or group that owns 4.5% or more of New Tronox Shares acquires additional New Tronox Shares representing 0.5% or more of the issued New Tronox Shares, then, subject to certain exceptions, there would be a triggering event under the rights plan. The rights would then separate from the New Tronox Shares and would be adjusted to become exercisable to acquire New Tronox Shares (or shares of any class as specified in the rights plan) by all holders of New Tronox Shares (other than the acquiring person or group which has caused the trigger event). The shares to be acquired would have a market value equal to twice the exercise price, resulting in significant dilution in the ownership interest of the acquiring person or group.

The New Tronox Board will have the discretion to exempt any acquisition of New Tronox Shares from the provisions of the rights plan if it determines that doing so would not jeopardize or endanger New Tronox's use of its NOLs. The New Tronox Board will also have the ability to terminate the rights plan prior to a triggering event, including but not limited to in connection with a transaction.

The rights issued under a rights plan will expire five years after the date on which the rights plan is established.

New Tronox shareholders will not have to take any action to receive their rights under a rights plan, and no separate rights certificates will be distributed until after the rights become exercisable. The exercise of the subscription rights under a rights plan would not be dependent on New Tronox having a need for new capital. The newly issued shares may be of any class and so may have rights equal to or in priority to the New Tronox Shares.

(c)	Corporate governance policies

The Redomicile Transaction will not have any material effect on Tronox's corporate governance policies. Although the charters of the Board and its committees and the Company's corporate policies substantially comply with English company law, prior to the Implementation Date, amendments are intended to be made to such charters and corporate governance policies to ensure compliance in all respects with English company law, and New Tronox will adopt the amended charters and policies. New Tronox expects to continue to apply the Company's corporate governance policies in all material respects following the Redomicile Transaction.

(d)	Dividend policy

It is not expected that the Redomicile Transaction will have a material impact on the Company's dividend policy.

Under the laws of England and Wales, New Tronox will be able to pay future dividends or make distributions only out of “distributable reserves”. Immediately after the Schemes become Effective, as a newly-formed public company New Tronox will not have any distributable reserves because, under the laws of England and Wales, the reserves previously held by Tronox will not transfer to New Tronox as a distributable reserve. The Redomicile Transaction will, however, give rise to a merger reserve on the balance sheet of New Tronox in an amount equal to the amount by which the fair value of the Tronox Shares exceeds the nominal value of the New Tronox Shares issued pursuant to the Schemes. New Tronox will capitalise the merger reserve by issuing a non-voting bonus share to the Subscriber Shareholder.

The non-voting bonus share will be issued with a nominal value equal to the merger reserve. The non-voting bonus share will have no voting rights and will not carry any entitlement to attend general meetings of New Tronox. It will carry only the right to participate in any return of capital to the extent of the amount paid up or credited as paid up on the non-voting bonus share but only after the holder of each New Tronox Share has received the amount paid up or credited as paid up on such New Tronox Share and the sum of US$10,000,000 in respect of each New Tronox Share. Accordingly, the non-voting bonus share will, for all practical purposes, be valueless and New Tronox will then undertake a court approved procedure to cancel such share, thereby creating distributable reserves. The capitalization of the merger reserve is required because the courts of England and Wales only have statutory power to reduce capital, share premium account and capital redemption reserve. Hence, in order to utilize the merger reserve, it is necessary to convert that reserve into share capital and thereafter to cancel it. Subject to confirmation by the High Court of Justice of England and Wales, the reserve arising from the cancellation of the non-voting bonus share will be treated as a realized profit and will therefore be taken into account when calculating the distributable reserves of New Tronox.

The Subscriber Shareholder is expected to pass a resolution, conditional upon the Redomicile Transaction being implemented, to approve the cancellation of the non-voting bonus share. If the Redomicile Transaction is implemented, New Tronox will seek to obtain the approval of the High Court of Justice of England and Wales to the capital reduction as soon as practicable following implementation of the Redomicile Transaction, thereby creating distributable reserves.

(e)	The Redomicile Transaction may be implemented even if you vote against it

Even if Shareholders do not vote, or vote against the Redomicile Transaction, the Redomicile Transaction will still be implemented if each Scheme is approved by the Requisite Majority and the Court and all other conditions to the Schemes are satisfied or waived. If this occurs, on the Implementation Date all Shares of Scheme Participants held on the Scheme Record Date will be transferred to New Tronox and one New Tronox Share will be issued for each Share so transferred, even though a particular Shareholder did not vote on, or voted against, the Redomicile Transaction.

4.7	Consequences if the Redomicile Transaction does not proceed

If either Scheme is not approved by the Requisite Majority or another condition of either Scheme is not satisfied or waived, the Redomicile Transaction will not be implemented.

In that case:

•	Shareholders will retain their Shares in the Company, an Australian incorporated company, which will remain listed on NYSE;
•	no Shares will be transferred to New Tronox and Shareholders will not receive New Tronox Shares; and
•	the potential advantages and disadvantages of the Redomicile Transaction discussed in sections 4.3 and 4.4 above will not be realized.
4.8	Independent Expert's Opinion

The Independent Expert has concluded that the Class A Scheme is, on balance, in the best interests of the Class A Shareholders.

The Independent Expert has concluded that the main advantages of the Class A Scheme to Class A Shareholders include management efficiencies, a more familiar legal framework attractive to investors, simplification to a single share class structure, flexibility of board composition, greater flexibility to undertake share buybacks, certainty of tax residency and a reduction in compliance costs. In contrast, the Independent Expert has concluded that the disadvantages are potential payments under the Exxaro Mineral Sands Transaction Completion Agreement and one-off costs related to the proposed Redomicile Transaction.

The Independent Expert has evaluated the Class A Scheme for Class A Shareholders as a whole and has not considered the effect of the Class A Scheme on the circumstances of individual Shareholders. Due to their particular circumstances, individual Shareholders may place a different emphasis on various aspects of the Class A Scheme from the one adopted in the Independent Expert's Report. Accordingly, individuals may reach different conclusions to the Independent Expert on whether the Class A Scheme is in the best interest of Shareholders.

If in doubt, Shareholders should consult an independent advisor, who should have regard to their individual circumstances. Shareholders should also seek their own professional taxation advice based on their particular facts and circumstances as tax implications will vary depending on the circumstances of each individual Shareholder.

A copy of the Independent Expert's Report is set out in full in Annexure L of this Information Memorandum.

4.9	What Shareholders will receive in the Redomicile Transaction

If the Schemes become Effective the Scheme Consideration will be issued on the Implementation Date. If the Schemes become Effective, one New Tronox Share will be issued for each Share held by a Scheme Participant.

Other than in the case of the Shareholder Affiliates, all New Tronox Shares issued in connection with the Schemes will be initially issued to the Clearance Nominee (DTC's nominee) and held through the facilities of DTC. The Shareholder Affiliates will have their New Tronox Shares issued to the Affiliate Nominee.

(a)	Street name investors (also known as Beneficial Owners in the US)

If you own Shares beneficially through a “street name” intermediary/custodian through the facilities of DTC, your ownership of New Tronox Shares will be recorded in book entry form by your “street name” intermediary/custodian without the need for any additional action on your part. DTC will credit the respective DTC participants (including your intermediary/custodian) with book entry interests in respect of the New Tronox Shares. The underlying New Tronox Shares will be issued to the Clearance Nominee, DTC's nominee (the current registered holder of your Shares) in exchange for the Shares held by it.

(b)	Non-DTC Scheme Participants (also known as Registered Holders in the US) other than Shareholder Affiliates

Other than in the case of the Shareholder Affiliates, if you hold Shares outside of the DTC facilities and are registered in the Company's Share Register as the legal owner of Shares (a non-DTC Scheme Participant), your New Tronox Shares will be issued to DTC's nominee, the Clearance Nominee and credited to our Exchange Agent, CTCNA, in its participant account, on your behalf. DTC will credit our Exchange Agent, CTCNA, with book entry interests in respect of your New Tronox Shares, which CTCNA will hold on your behalf.

As soon as reasonably practicable after the Schemes become Effective, CTCNA, as the Exchange Agent, will deliver to non-DTC Scheme Participants a letter of transmittal, which will contain instructions as to how non-DTC Scheme Participants may receive the Scheme Consideration.

Non-DTC Scheme Participants in Australia, the United States or the United Kingdom

If you are a non-DTC Scheme Participant with a registered address in Australia, the United States or the United Kingdom, you will receive a letter of transmittal which will contain instructions as to how you may: (i) register your New Tronox Shares directly in your own name or that of your designee and have a new share certificate; or (ii) keep your New Tronox Shares deposited in the facilities of DTC. See section 7.4 for discussion of potential UK stamp duty and SDRT consequences of transferring New Tronox shares outside of the DTC facilities.

If you wish to have your New Tronox Shares remain in the facilities of DTC, you will be required to have a securities account with a participating US financial institution.

If you do not provide a valid response to the Exchange Agent within six months of the Implementation Date in accordance with the letter of transmittal, in due course your New Tronox Shares:

•	if your Shares are held in uncertificated form, will be registered directly in your own name as a New Tronox shareholder and a share certificate in respect of New Tronox Shares issued to you; or
•	if your Shares are held in certificated form, will not be registered directly in your own name as a New Tronox shareholder in the absence of you returning the certificate(s) or otherwise complying with the relevant requirements of the letter of transmittal, and may become subject to laws relating to unclaimed property.

Non-DTC Scheme Participants outside of Australia, the United States or the United Kingdom

If you are a non-DTC Scheme Participant with a registered address in a jurisdiction outside of Australia, the United States or the United Kingdom, you will receive a letter of transmittal which will contain instructions as to how you may keep your New Tronox Shares deposited in the facilities of DTC. If you do not respond in accordance with those instructions (or correct any deficiency in your initial response) within six months of the Implementation Date, in due course your New Tronox Shares will be sold on the NYSE by the Exchange Agent and a cheque for the proceeds (less the costs of sale) in USD will be mailed to your address on record where permitted by law.

If you wish to have your New Tronox Shares remain in the facilities of DTC, you will be required to have a securities account with a participating US financial institution.

(c)	Shareholder Affiliates

Upon being issued New Tronox Shares, Exxaro will be considered to be an affiliate of New Tronox for the purpose of the US federal securities laws. As such, Exxaro's ability to resell its shareholding in the Company or shareholding in New Tronox is subject to compliance with applicable US federal securities laws and restrictions on transfer set forth in the Exxaro Shareholder Agreement and replicated in the New Exxaro Shareholder Agreement, as applicable. As a result, the New Tronox Shares to which Exxaro is entitled under the Class B Scheme cannot be issued directly into DTC. New Tronox Shares to which Exxaro is entitled under the Class B Scheme will be issued to the Affiliate Nominee. Exxaro is a “Shareholder Affiliate” for the purpose of this Information Memorandum and the Class B Scheme. CTCNA will issue depositary receipts to the Shareholder Affiliate in respect of those New Tronox Shares.

As discussed in section 5.6, if the Cristal Transaction is consummated, Cristal Seller will become a Shareholder. It too will be considered to be an affiliate of New Tronox for the purpose of the US federal securities laws, and it would be a “Shareholder Affiliate” for the purpose of this Information Memorandum and the Class A Scheme. Its ability to sell its New Tronox Shares will be subject to compliance with US federal securities laws and the restrictions in the New Cristal Shareholder Agreement. If the Cristal Transaction is consummated and Cristal Seller becomes a Class A Shareholder before the Scheme Record Date, it will be bound by the Class A Scheme if the Schemes become Effective. Cristal Seller will also be subject to compliance with the restrictions on transfer set forth in the New Cristal Shareholder Agreement. New Tronox Shares to which Cristal Seller will be entitled under the Class A Scheme cannot be issued directly into DTC. New Tronox Shares to which Cristal Seller will be entitled under the Class A Scheme will be issued to the Affiliate Nominee. CTCNA will issue depositary receipts to the Shareholder Affiliate in respect of those New Tronox Shares.

The New Tronox Shares issued to the Affiliate Nominee for a Shareholder Affiliate will not be eligible for deposit and clearing in DTC. Subject to compliance with applicable securities laws and contractual restrictions on transfer, the Shareholder Affiliate may request CTCNA to cancel all or a portion of their depositary receipts in order to effectuate a transfer of the New Tronox Shares underlying such depositary receipts by the Affiliate Nominee to the Clearance Nominee, as nominee for DTC, which will credit book entry interests in the New Tronox Shares to the relevant DTC participant nominated by the Shareholder Affiliate, in order to facilitate transfers of such New Tronox Shares by way of book entry through the DTC clearance system.

Subject to compliance with applicable securities laws and contractual restrictions on transfer and any applicable depository agreement, the Shareholder Affiliates will generally be entitled to the benefit of the rights attaching to the New Tronox Shares held by the relevant Affiliate Nominee.

Prior to the Schemes becoming Effective, CTCNA, located at 250 Royall Street, Canton, Massachusetts, 02021 will be appointed to act as New Tronox's US transfer agent as required under the rules of the NYSE.

Computershare Investor Services PLC, located at The Pavilions, Bridgwater Road, Bristol, BS13 8AE United Kingdom, will serve as the address at which the share register for New Tronox's Shares can be inspected within the United Kingdom after the Schemes become Effective.

4.10	No brokerage or stamp duty for Scheme Participants

Neither the disposal of the Shares by a Scheme Participant, nor the issue of New Tronox Shares to (i) the Clearance Nominee (DTC's nominee); or (ii) the Affiliate Nominee, pursuant to the Schemes should be chargeable to UK stamp duty or SDRT or Australian stamp duty for the Scheme Participants.

If Scheme Participants elect to register their New Tronox Shares directly in their own name or that of their designee and receive a new share certificate, subsequent transfers of New Tronox Shares may be subject to UK stamp duty or SDRT. As a result, persons holding certificates representing Shares or who are a registered holder of Shares are strongly encouraged to maintain their holdings of New Tronox Shares within the facilities of DTC or (where applicable) CTCNA.

In connection with the implementation of the Redomicile Transaction, New Tronox expects to put in place arrangements to require that New Tronox Shares held directly cannot be transferred into the DTC clearance system until the transferor of the New Tronox Shares has first delivered the New Tronox Shares to GTU Ops Inc. as nominee for CTCNA so that UK stamp duty (and/or SDRT) may be collected in connection with the initial delivery to GTU Ops Inc. as nominee for CTCNA. Any such New Tronox Shares will be represented by depositary receipts issued by CTCNA. Before the transfer into the DTC clearance system can be registered in the share register of New Tronox, the transferor will also be required to put CTCNA in funds to settle the resultant liability to UK stamp duty (and/or SDRT), which will be charged at a rate of 1.5% of the value of the relevant New Tronox Shares.

Please see “Stamp Duty and SDRT – Disposal of New Tronox Shares” in section 7.4.

5.	PROFILE OF TRONOX
5.1	Background

Tronox Limited is a public limited company registered under the laws of the State of Western Australia. The Company is listed on the NYSE under the ticker symbol TROX.

We are a global leader in the production and marketing of titanium bearing mineral sands and titanium dioxide (TiO2) pigment. Through the exploration, mining and beneficiation of mineral sands deposits, we produce titanium feedstock (including chloride slag, slag fines, rutile, synthetic rutile and leucoxene) and its coproducts, pig iron and zircon. Titanium feedstock is primarily used to manufacture TiO2, a pigment used in the manufacture of paint and plastics. Zircon, a hard, glossy mineral, is used for the manufacture of ceramics, refractories, TV screen glass, and a range of other industrial and chemical products. Pig iron is a metal material used in the steel and metal casting industries to create wrought iron, cast iron, and steel.

We have global operations in North America, Europe, South Africa, and the Asia-Pacific region. We classify our business into one reportable segment, TiO2, in which we operate three pigment production facilities at the following locations: Hamilton, Mississippi; Botlek, the Netherlands; and Kwinana, Western Australia. We also operate three separate mining operations: KZN Sands and Namakwa Sands both located in South Africa and Cooljarloo located in Western Australia.

5.2	The Company's Directors

As at the date of this Information Memorandum, the Directors of the Company are as follows:

(a)	Ilan Kaufthal, Non-Executive Chairman

Ilan Kaufthal has been Non-Executive Chairman of the Company since June 27, 2017, and was our Lead Independent Director from September 6, 2016 to June 27, 2017, a Director since June 15, 2012 and was a Director of Tronox Incorporated from February 2011 until June 15, 2012. He is Chairman of East Wind Advisors, a specialized investment banking firm serving companies in the media, education and information industries. Mr Kaufthal is currently a director of Cambrex Corporation (NYSE: CBM), a supplier to the pharmaceutical industries. Earlier in his career, he was Vice Chairman of Investment Banking at Bear Stearns & Co., Vice Chairman and Head of Mergers and Acquisitions at Schroder & Co., and SVP and CFO at NL Industries, at which time was a significant producer of titanium dioxide. Mr Kaufthal is a graduate of Columbia University and the New York University Graduate School of Business Administration. Mr Kaufthal brings to the Board his financial, investment, business skills and previous experience in the titanium dioxide business.

(b)	Daniel Blue

Daniel Blue has been a Director of the Company since June 15, 2012. Mr Blue was a senior commercial partner at the Australian law firm Holding Redlich. He was the corporate and commercial group leader in the firm's Melbourne office and head of its national energy and resources practice. Mr Blue has worked around the globe including in United Kingdom, Australia, South Africa and Asia. He currently serves on the board of directors of Business for Millennium Development Ltd. He previously served as a director of Lynas Gold N.L. and Acclaim Exploration N.L. Mr Blue also served as the Chairman of the Acclaim board of directors. Mr Blue holds bachelor's degrees in law and economics and a master's degree in business administration from the University of Western Australia. Mr Blue brings to the Board more than 25 years of experience as an advisor, business strategist and negotiator for major mergers and acquisitions and other complex corporate and commercial matters.

(c)	Andrew P. Hines

Andrew P. Hines has been a Director of the Company since June 15, 2012 and was a Director of Tronox Incorporated from February 2011 until June 15, 2012. Mr Hines is currently a principal of Hines & Associates, a financial management consulting firm which he has led since 2006. He had been Executive Vice President/Chief Financial Officer of Sonar Entertainment between June 2011 and June 2014. Sonar Entertainment develops, produces and distributes original made-for-television movies and mini-series. From September 2009 to June 2010, Mr Hines served as Executive Vice President/Chief Financial Officer of World Color Press Inc. (formerly, Quebecor World), a company which provided high-value and comprehensive print, digital, and related services to businesses worldwide. From October 2005 to

September 2006, he served as Vice President and Chief Financial Officer of GenTek, Inc., a manufacturer of industrial components and performance chemicals. Mr Hines is a director of Schmitt Industries Inc. (NASDAQ: SMIT), a company that designs, manufactures and markets highly precise test, measurement and process control systems. From November 2003 to 2007, Mr Hines served as a director and Chairman of the Audit Committee of Superior Essex, Inc. Mr Hines brings to the Board in-depth financial experience and highly valued senior leadership experience including public company director experience. Because of his accounting background and extensive financial experience, Mr Hines has been named Chairman of our Audit Committee, as well as the “Audit Committee financial expert,” as defined by the applicable rules of the SEC. He is a member of the American Institute and New York Society of Certified Public Accountants.

(d)	Wayne A. Hinman

Wayne A. Hinman has been a Director of the Company since June 15, 2012 and was a Director of Tronox Incorporated from February 2011 until June 15, 2012. Mr Hinman brings to the Board a wealth of expertise in the chemicals and energy sectors, core business and leadership skills and public company director experience. Until his retirement in January 2007, he served in various positions at Air Products & Chemicals, Inc. during a 33 year career, including President of Asia, V.P. and GM of the worldwide merchant gases business, a US$2.5 billion business. He also served as a director on numerous joint venture boards within the industrial gases business, as Chairman of Air Products South Africa and as a member of the board of INOXAP in India. Mr Hinman also served as a member of the board of directors of American Ref-fuel, Pure Air USA, and Taylor-Wharton International. Mr Hinman is currently a member of the board of Lutron Electronics Co., Inc. Mr Hinman served in the United States Air Force achieving the rank of Captain. He received his MBA from Virginia Polytechnic Institute and completed the Harvard AMP program.

(e)	Peter Johnston

Peter B. Johnston was interim CEO of the Company from May 15, 2017 to November 30, 2017 and has been a Director of the Company since August 1, 2012. He was appointed Global Head of Nickel Assets for Glencore in May 2013 and held that position until his retirement in December 2015. Previously he was Managing Director and Chief Executive Officer of Minara Resources Pty Ltd from 2001 to 2013. He was Vice Chairman of the Nickel Institute, past Chairman of the Minerals Council of Australia, past President of the Chamber of Minerals & Energy (WA) and past Vice President of the Australian Mines and Metals Association. Mr Johnston also was a director of Silver Lake Resources Limited (ASX:SLR). He formerly was employed by WMC Ltd between 1993 and 2001, during which he held the position of Executive General Manager with responsibility over nickel and gold operations, Olympic Dam Operations, Queensland Fertilizers Ltd., and human resources. Mr Johnston is currently a member of the board of NRW Holdings Limited (ASX:NWH). Mr Johnston brings to the Board extensive senior management, operating and leadership experience through his business career in the mining industry.

(f)	Ginger Jones

Ginger M. Jones has been a Director of the Company since April 4, 2018. Ginger M. Jones served as Vice President and Chief Financial Officer of Cooper Tire & Rubber Company, a leading global competitor in the tire industry, since December 2014 and was promoted to Senior Vice President and Chief Financial Officer in February 2016. Ms. Jones retired from Cooper Tire & Rubber Company in December 2018, where she was responsible for Cooper's financial operations, investor relations, business information systems and corporate strategic planning. Ms. Jones joined Cooper from Plexus Corp., a large, global electronics manufacturing services company. At Plexus, Ms. Jones served as Chief Financial Officer for seven years, having been named Vice President and Chief Financial Officer in 2007 and advancing to Senior Vice President and Chief Financial Officer in 2011. Prior to joining Plexus, she was with Banta Corporation for five years as its Vice President and Corporate Controller. Earlier in her career, Ms. Jones held other accounting and financial positions with Reynolds and Reynolds, O-Cedar Brands, Inc. and Deloitte & Touche. Ms. Jones holds a master's of business administration degree from The Ohio State University and a bachelor's degree in accounting from the University of Utah. She is a certified public accountant. Ms. Jones is a member of the board of directors of Libbey Inc., and currently serves on Libbey's compensation committee and as chair of its audit committee. Ms. Jones brings to the Board her financial, accounting and auditing experience and her public company director experience.

(g)	Mxolisi Mgojo

Mxolisi Mgojo has been a Director of the Company since June 11, 2016. He has been the Chief Executive Officer of Exxaro Resources Limited since April 1, 2016 and an Executive Director since June 4, 2015. Mr Mgojo served as Executive Head of Carbon Operations at Exxaro until May 1, 2015. He served as an Executive Head of Coal at Exxaro since August 2008 and served as its Executive Head of Operations. He served as an Executive General Manager of Coal at Exxaro since August 2008. He served as an Executive General Manager of Base Metals and Industrial Minerals of Exxaro. Prior to joining Exxaro, Mr Mgojo served as Head of group marketing of Eyesizwe Coal. He serves as a Director of Glen Douglas Dolomite (Pty) Limited, Exxaro Base Metals (Pty) Limited, Exxaro Ferroalloys and Alloystream (Pty) Limited. He serves as a Director of Richards Bay Coal Terminal Co., Ltd. Mr Mgojo holds a Bachelor of Science degree (Computer Science) from Northeastern University in the United States, a Bachelor of Science degree with honors (Energy Studies) from Rand Afrikaans University, a Master in Business Administration degree from Henley Business School and has attended the Advanced Management Program at the University of Pennsylvania's Wharton School in the United States. Mr Mgojo brings to the Board his experiences and skills in growing leading businesses, innovation and strategy and leadership development.

(h)	Sipho Nkosi

Sipho Nkosi has been a Director of the Company since June 15, 2012. In connection with the sale of Class A Shares of the Company by Exxaro on October 10, 2017, the number of Class B Shares owned by Exxaro fell below an ownership threshold specified in the Company's Constitution, thereby reducing the number of Class B Directors whom Exxaro was entitled to appoint from three to two. As such, in accordance with the Constitution, Mr Nkosi resigned as a Class B Director, effective October 20, 2017. However, the Board appointed Mr Nkosi as a new Class A Director, effective October 26, 2017. Mr Nkosi is the former Chief Executive Officer of Exxaro Resources. He began his career as a market analyst with Ford Motor Company South Africa in 1980 after which he was appointed as marketing coordinator at Anglo American Coal in 1986. He joined Southern Life Association as senior manager, strategic planning in 1992 and the following year accepted the position of marketing manager, new business development at Trans-Natal Coal Corporation, which later became Ingwe Coal Corporation. Mr Nkosi joined Asea Brown Boveri (South Africa) Ltd. in 1997 as Vice President Marketing and ABB Power Generation in 1998 as Managing Director. He was the founder and chief executive officer of Eyesizwe Holdings and following its merger with Kumba's non-iron ore resources was appointed Chief Executive Officer of the renamed entity Exxaro Resources Limited in 2007. Mr Nkosi holds a Bachelor of Commerce degree from the University of Zululand, an Honors degree in Commerce (Economics) from the University of South Africa and a Master of Business Administration from the University of Massachusetts in the United States. Mr Nkosi brings to the Board his experiences and skills in growing leading businesses, innovation and strategy and leadership development.

(i)	Jeffry Quinn

Jeffry N. Quinn has been President & Chief Executive Officer of the Company since December 1, 2017, a Director of the Company since June 15, 2012, and was a Director of Tronox Incorporated from February 2011 until June 15, 2012. Mr Quinn is currently Chairman of the Board of Directors of Jason Industries, Inc. (NASDAQ: JASN) (Jason). Mr Quinn served as Jason's Chief Executive Officer from November 2015 to December 2016 on an interim basis and has served as Chairman of the Board of Jason since 2014. Mr Quinn served as President, Chief Executive Officer and Chairman of Quinpario Acquisition Corp. (Quinpario), a blank check company, from its inception in May 2013 until June 30, 2014, when it completed its business combination with Jason. Mr Quinn was also the founder, Chairman, Chief Executive Officer and Managing Member of Quinpario Partners LLC, and served in such role from 2012 until December, 2017. Prior to forming Quinpario Partners LLC, Mr Quinn was President, Chief Executive Officer and Chairman of the Board of Solutia Inc. (formerly NYSE: SOA), a global specialty chemical and performance materials company. From 2004 to 2012, Mr Quinn served as the President and Chief Executive Officer of Solutia, and served as the Chairman of the Board from 2006 to 2012. Prior to joining Solutia, Mr Quinn was Executive Vice President, Chief Administrative Officer, Secretary and General Counsel for Premcor Inc. (formerly NYSE: PCO). Prior to Premcor, Mr Quinn was Senior Vice President-Law & Human Resources, Secretary and General Counsel for Arch Coal, Inc. (NYSE: ACI).

In addition to serving on the Board of Directors of Tronox and Jason, Mr Quinn serves as a member of the Board of Directors of W.R. Grace & Co. (NYSE: GRA), a global supplier of catalysts. Mr Quinn formerly served as a director of Quinpario Acquisition Corp. 2, Ferro Corporation, SunEdison, Inc. (formerly MEMC Electronic Materials Inc.) and Tecumseh Products Company. Mr Quinn received a bachelor's degree in Mining Engineering and a Juris Doctorate degree from the University of Kentucky. Mr Quinn brings to the Board his core business and leadership skills, his global chemical company experience, and his experience leading a highly regulated, global business in rapidly changing markets, as well as his public company director experience.

5.3	The Company's issued securities including incentive plans
(a)	Shares

As at the Last Practicable Date, the total number of outstanding Shares and Options in the Company is:

(a)	94,286,021 Class A Shares;
(b)	28,729,280 Class B Shares; and
(c)	1,324,991 Options.

The Company also has on issue 5,320,723 Restricted Stock Units granted under the Tronox MEIP. These have no certainty of vesting.

As at the Last Practicable Date, the Company is under no obligation to issue further Shares before the Scheme Record Date, other than: (i) Shares that are required to be issued upon the exercise of outstanding Options; and (ii) 37,580,000 Shares may be issued to Cristal Seller if the Cristal Transaction is consummated (see section 5.6(a) below).

There are no arrears in dividends or defaults in principal or interest with respect to any of the Company's outstanding securities.

New Tronox does not hold any of the Company's issued securities.

(b)	Options

The Options collectively entitle holders to subscribe for 1,324,991 Class A Shares.

Details in relation to the existing Options as at the Last Practicable Date are set out below:

Grant date	Expiry date	Exercise price	Balance
12/31/2011	12/31/2021	22.00	39,584
06/06/2012	06/06/2022	30.45	113,000
06/26/2012	06/26/2022	25.90	62,591
07/31/2012	07/31/2022	23.17	502
10/26/2012	10/26/2022	20.64	46,196
11/12/2012	11/12/2022	18.72	474
02/25/2013	02/25/2023	19.09	621,088
09/03/2013	09/03/2023	21.94	12,998
02/10/2014	02/10/2024	21.98	418,796
06/19/2014	06/19/2024	27.25	924
08/15/2014	08/15/2024	29.68	4,458
01/5/2015	01/5/2025	22.69	2,380

5.4	Strategic goals

Tronox's long-term strategic goal is to become the world's leading integrated and lowest cost producer of TiO2.

There are two potentially material transactions that are pending which we believe will further our broader strategic goal:

(a)	On November 26, 2018, we entered into the Exxaro Mineral Sands Transaction Completion Agreement with Exxaro which allows Exxaro and Tronox to conclude matters from the 2012 acquisition by Tronox of Exxaro's mineral sands business in a way which benefits both of us. Further discussion about our arrangements with Exxaro and the Exxaro Mineral Sands Transaction Completion Agreement is set out in section 5.5 below.
(b)	On February 21, 2017, we entered into the Cristal Transaction Agreement pursuant to which we agreed to buy the TiO2 business of Cristal for $1.673 billion in cash and the issuance to Cristal of 37,580,000 Class A Shares. The consummation of the Cristal Transaction remains subject to approval by the US Federal Trade Commission (FTC). In order to obtain FTC approval for the Cristal Transaction, we have proposed to divest the entirety of Cristal’s business in North America to INEOS for US$700 million. However, it is uncertain whether and when the FTC will approve the sale to INEOS of all of the Cristal business in North America, and accordingly, whether and when our acquisition of the Cristal business will proceed.

If the Cristal Transaction is consummated, it will bring together two of the world's leading TiO2 manufacturing businesses, capable of meeting customers' needs for low-cost, high quality, and reliable supply of TiO2 around the world. The Redomicile Transaction is not contingent on whether or not the Cristal Transaction is consummated. Further discussion about the Cristal Transaction and its status is included in section 5.6 below.

5.5	Exxaro

On June 15, 2012, in consideration for the acquisition of 74% of Exxaro's South African mineral sands business and Exxaro's 50% interest in the TiWest Joint Venture with the Company based in Western Australia, the Company issued to Exxaro Class B Shares equivalent to approximately 38.5% of the then outstanding voting securities of Tronox and entered into the Exxaro Shareholder Agreement. In addition, as part of the 2012 transaction, Exxaro retained a 26% ownership interest in two South African subsidiaries related to the mineral sands business to enable us to satisfy certain Black Economic Empowerment regulations promulgated by the South African Department of Mineral Resources. The transaction agreements from the 2012 mineral sands acquisition contemplated that by 2022 at the latest, Exxaro would sell to Tronox its remaining interests in those two subsidiaries for additional Class B Shares.

On March 8, 2017, Exxaro announced its intention to begin pursuing a path to monetise its ownership stake in the Company over time. On October 10, 2017, exercising its right to convert its Class B Shares pursuant to a sale of its ownership interests, Exxaro sold 22,425,000 Class A Shares in an underwritten registered offering reducing its ownership in the Company from 38.5% to approximately 23.4% of our issued Shares.

Exxaro currently holds all of the issued Class B Shares. Based on its current ownership of approximately 23.4% of our issued Shares, Exxaro has the right to elect two of our nine Directors. If Exxaro's ownership interest reduces to below 20% but above 10%, Exxaro will have the right to appoint only one of our nine Directors. If Exxaro’s ownership interest in our issued Shares drops below 10%, it will lose its right to elect any of our Directors. All other Shareholders hold Class A Shares and have the right to elect the remainder of our Board members. The number of Directors is fixed at nine for so long as Exxaro's holding of Class B Shares represents at least 10% of our issued Shares.

On November 26, 2018, we entered into the Exxaro Mineral Sands Transaction Completion Agreement with Exxaro referred to in section 5.4(a) above. That Agreement addresses several legacy issues related to the 2012 acquisition of Exxaro's mineral sands business and our ongoing relationship with Exxaro. The Exxaro Mineral Sands Transaction Completion Agreement allows Exxaro and Tronox to conclude matters from that transaction in a manner that benefits both parties. Specifically, Exxaro has agreed to sell down its remaining ownership interest in Tronox in a manner that does not cause us to lose, under limitations set forth in section 382 of the US Internal Revenue Code, the benefit of approximately US$4.1 billion of NOLs. Based on our current projections, we expect to be able to utilize a significant portion of the NOLs to offset future taxable income and therefore reduce our federal income tax liabilities. In addition, the Exxaro Mineral Sands Transaction Completion Agreement provides us the right to repurchase from Exxaro any Class B Shares (or from the date upon which the Redomicile Transaction completes any New Tronox Shares) that Exxaro desires to sell. The purchase price will be based on market-related prices. Tronox LLC, a wholly-owned subsidiary of Tronox, has covenanted to pay to Exxaro an amount equal to any South African capital gains tax assessed on Exxaro in respect of any profit arising to it on a disposal of any of its New Tronox Shares where such tax would not have been assessed but for the Redomicile Transaction. Likewise, Exxaro has covenanted to pay to Tronox LLC an amount equal to any South African tax savings Exxaro may realize from any tax relief that would not have arisen but for the Redomicile Transaction (such losses on a disposal of any of Exxaro's New Tronox Shares). Exxaro has also agreed that, in order to facilitate the Redomicile Transaction, it would enter into the New Exxaro Shareholder Agreement with New Tronox, the details of which are set out in Annexure F. Finally, the Exxaro Mineral Sands Transaction Completion Agreement clarifies certain terms that were unclear in the 2012 documentation in respect of the sale of Exxaro's 26% interest in the two South African subsidiaries related to the mineral sands business as well as the timing and terms for the buy-out of Exxaro's ownership interest in one of our UK subsidiaries.

Before the Redomicile Transaction is implemented (but conditional on it being Implemented), New Tronox and Exxaro will enter into the New Exxaro Shareholder Agreement. Annexure F includes a summary of the New Exxaro Shareholder Agreement. A full copy of the proposed form New Exxaro Shareholder Agreement is contained in Annexure I.

5.6	Cristal Transaction
(a)	Overview of the Cristal Transaction and its status

On February 21, 2017, the Company entered into a definitive Transaction Agreement (subsequently amended on March 1, 2018) with Cristal, and Cristal Seller, to acquire the TiO2 business of Cristal for US$1.673 billion of cash, subject to a working capital adjustment at closing, plus 37,580,000 Class A Shares (Cristal Transaction). This would represent approximately 23.4% of the Company's total issued share capital, based on the number of Shares on issue on the Last Practicable Date. Cristal and Cristal Seller would also enter into a shareholder agreement with the Company on consummation of the Cristal Transaction (see further section 5.6(b) below). Shareholders approved the Cristal Transaction at a general meeting held on October 2, 2017.

The Company has received final approval from eight of the nine regulatory jurisdictions whose approvals are required to close the Cristal Transaction. Closing of the Cristal Transaction remains subject to approval from the FTC. In order to obtain FTC approval, the Company and Cristal have proposed that as soon as practicable following consummation of the Cristal Transaction, Tronox would divest Cristal’s two-plant Ashtabula TiO2 complex to INEOS for US$700 million. Unless and until the FTC approves the Cristal Transaction, there is no certainty that the Cristal Transaction will be consummated.

The Redomicile Transaction is not contingent on whether or not the Cristal Transaction can be consummated. However, Cristal is fully supportive of the Redomicile Transaction regardless of whether it is implemented before or after the Cristal Transaction is consummated. If the Cristal Transaction closes after the Redomicile Transaction is implemented, Cristal has agreed that the share consideration to be received by Cristal would be 37,580,000 New Tronox Shares (instead of that number of Class A Shares in Tronox Limited).

The Transaction Agreement for the Cristal Transaction may be terminated by either Cristal or Tronox if it has not been consummated by March 31, 2019.

Should the Cristal Transaction be consummated, we would expect the following material changes to our business operations:

(i)	In addition to operating titanium-bearing mineral sand mines and beneficiation and smelting operations to produce feedstock materials that can be processed into TiO2 for pigment, we would also produce high purity titanium chemicals, including titanium tetrachloride (TiCl4) and Ultrafine© and Specialty TiO2 (Ultrafine©) used in certain specialty applications where nanoparticulate TiO2 is required.

(ii)	With the additional production capacity of TiO2 for pigment acquired from Cristal and new capabilities to produce TiCl4 and Ultrafine, we would expect to consume nearly all of our feedstock materials in our own TiO2 pigment facilities.
(iii)	We would operate an additional six pigment production facilities at the following locations: Thann, France; Stallingborough, United Kingdom; Australind, Western Australia; Fuzhou City, Jiangxi Province, China; Yanbu Al-Sinaiyah, Kingdom of Saudi Arabia; and Bahia, Brazil.
(iv)	With respect to the mining and separation of mineral sands, and subsequent upgrading of titanium feedstock, we would add three operations that mine and separate mineral sands in the following locations: Paraiba (Brazil), Woonerup/Bunbury (Western Australia), and Murray Basin (New South Wales, Australia).
(b)	Cristal Shareholder Agreement

Under the Transaction Agreement for the Cristal Transaction, the Company, Cristal and Cristal Seller have agreed to enter into the Cristal Shareholder Agreement at closing. The substantive terms of the Cristal Shareholder Agreement will not be impacted whether the Redomicile Transaction is completed before or after the Cristal Transaction is consummated. The Cristal Shareholder Agreement provides that the Cristal Shareholder Parties will have the following nomination rights to the Company's Board:

(i)	for so long as the Cristal Shareholder Parties beneficially own 24,900,000 or more voting securities of the Company, the Cristal Shareholder Parties will have the right to nominate two Class A Directors; and
(ii)	for so long as the Cristal Shareholder Parties beneficially own greater than or equal to 12,450,000, but less than 24,900,000, voting securities of the Company, the Cristal Shareholder Parties will have the right to nominate one Director.

The Cristal Shareholder Agreement contains certain restrictions on Cristal and its shareholders from acquiring additional Shares and taking certain other actions to seek to gain control of the Company without the Company's prior written consent, from the date of the Cristal Shareholder Agreement until the earlier of (i) six months after the Cristal Shareholder Parties no longer have any rights to nominate Class A Directors; and (ii) the third anniversary of the date of the Cristal Shareholder Agreement.

In addition, the Cristal Shareholder Agreement will grant registration rights to Cristal and any other Cristal Shareholder Parties to which Cristal transfers Class A Shares in accordance with the terms of the Cristal Shareholder Agreement and places restrictions on the ability of such persons to transfer the Class A Shares that they will receive in the Cristal Transaction for three years following the closing of the Cristal Transaction (among other transfer restrictions).

For two years following the closing of the Cristal Transaction, certain shareholders of Cristal are also subject to limitations on their ability to compete with the business activities conducted by Tronox and, subject to certain exceptions, are prohibited from soliciting for hire, and hiring, certain persons who are employees of Tronox.

The Cristal Shareholder Agreement was described in detail in the proxy statement that accompanied the notice convening the special meeting of Shareholders at which the Cristal Transaction was approved.

New Tronox, Cristal and Cristal Seller have agreed to enter into the New Cristal Shareholder Agreement with effect from either (i) the date on which the Cristal Seller receives New Tronox Shares under the Class A Scheme if the Cristal Transaction has been consummated before the Scheme Record Date or (ii) the date on which the Cristal Seller receives New Tronox Shares under the Cristal Transaction. The New Cristal Shareholder Agreement largely replicates the rights and obligations of Cristal and Cristal Seller as against New Tronox as they have against the Company under the Cristal Shareholder Agreement and the substantive terms will not be impacted by whether the Redomicile Transaction is implemented before or after the Cristal Transaction is consummated.

A description of the New Cristal Shareholder Agreement is set out in Annexure F.

The proposed form of the New Cristal Shareholder Agreement is set in Annexure H.

(c)	Nomination of Directors

As noted, if the Cristal Transaction is consummated and Cristal Seller becomes a Shareholder under the Cristal Transaction Agreement, the Cristal Shareholder Parties will have the right to nominate two Class A Directors. If this occurs before the Scheme Record Date, Mr Mgojo and Mr Quinn intend to retire as Directors and, in accordance with the terms of the Cristal Transaction, two Directors nominated by Cristal will be appointed to the Board. Once the Redomicile Transaction has been implemented, New Tronox may then expand the size of the New Tronox Board to twelve members. Expanding the New Tronox Board would enable Mr Mgojo and Mr Quinn to be appointed to the New Tronox Board as additional Directors.

If, on the other hand, the Cristal Transaction is consummated and Cristal Seller becomes a Shareholder under the Cristal Transaction Agreement after the Scheme Record Date, the Company, New Tronox, Cristal and Cristal Seller have agreed that the two New Tronox Directors nominated by Cristal would be appointed to the New Tronox Board (instead of the Company's Board). There would be no need for Mr Mgojo and Mr Quinn to retire because, as discussed in section 4.3(d) above, the New Tronox Articles will not include a restriction on the maximum number of New Tronox Board members.

The Company expects the persons to be nominated for appointment by Cristal are:

(i)	Moazzam Khan

Mr Khan has been the Chief Financial Officer of Cristal since October 1, 2015. Prior to joining Cristal, Mr Khan worked for Saudi Basic Industries Corporation (SABIC) for over twenty years and was the Chief Financial Officer of SABIC Capital B.V. from April 1, 2009 to September 2015.

At SABIC, Mr Khan held various leadership roles in Finance, Treasury, Corporate Ratings, Mergers and Acquisitions, Corporate Integration and Restructurings, Taxation and SAP implementations. Prior to SABIC, Mr Khan worked for KPMG in Saudi Arabia. Mr Khan was the Chairman of the Board of SABIC Luxembourg S.à r.l., and the Managing Board of SABIC Capital B.V. as well as held directorship roles at SABIC International Holdings B.V., SABIC Ventures B.V., SABIC Ventures US Holdings LLC, JVSS Holding Company, Inc., SD Verwaltungs GmbH and Cristal International B.V.

Mr Khan is a fellow member of The Institute of Chartered Accountants in England and Wales (FCA) and holds a degree in Economics as well as leadership and business accreditations from Wharton Business School.

Mr Khan will bring to the Board over 20 years of extensive experience in finance, management, treasury and taxation as well as extensive experience in the TiO2 industry.

(ii)	Mutlaq Al Morished

Mr Al-Morished is currently the Chief Executive Officer of National Industrialization Company (TASNEE), which is a 79% shareholder of Cristal and one of the largest Saudi diversified industrial companies having investments in several fields. Mr Al-Morished is also the Chairman of the board of National Metal Manufacturing & Casting Co. (Maadaniyah) and serves as a board member of General Organization of Saudi Arabian airlines, Alinma Tokio Marine (ATMC), Aluminium Bahrain (ALBA), Gulf Petrochemical & Chemical Association (GPCA), CITI Group in Saudi Arabia and Alinma Bank.

Prior to joining TASNEE, Mr Al-Morished was the Executive Vice President of Corporate Finance and Chief Financial Officer of Saudi Basic Industries Corporation (SABIC) from 2004 through 2015. Mr Al-Morished was also the Vice President of Metals SBU, Executive Vice President of Shared Services and President of Saudi Petrochemical Company (SADAF) and Saudi Iron & Steel Com (HADEED), consecutively.

Mr Al-Morished previously served as Chairman of the Board of YANSAB, SABIC Capital in the Netherlands, SAUDI KAYAN, SABIC Captive Insurance Limited in the UK and Alinma Investment Co. He was also a board member of Gulf Bank in Bahrain & the Advisory Board for Economic Affairs of the Supreme Economic Council of Saudi Arabia.

Mr Al-Morished holds a Master of Business Administration degree from Stanford University, a Master of Science degree in Nuclear Engineering from Princeton University and a Bachelor of Science degree in Nuclear Physics & Mathematics from the University of Denver.

Mr Al-Morished will bring to the Board years of extensive senior management, business and leadership experience in the TiO2 and other chemicals businesses.

In addition, it is proposed that, if the Cristal Transaction is consummated, Dr Talal Al-Shair would be engaged by the Company as a “Director Emeritus” to provide consulting and advisory services to the Board or the New Tronox Board, as the case may be. He would be invited to attend and participate in Board meetings at the discretion of the Board.

Dr Talal Al-Shair is the founder and Chairman of Cristal since 1988. He also is the founder and Chairman of Shairco Ltd (1979), manufacturer of fiberglass products. Dr Al-Shair initiated and developed various industrial projects in the Middle East, including Dahab precious metals refinery (1994), Midad Toner printer products (2000) and co-developed Safra Solvent Refinery (1985), Saudi Union Co. (1994) and AI-Rowad National Plastic Co. (1997). Dr. Al-Shair has more than 20 years' experience in titanium dioxide and holds a Ph.D. in International Business Administration (1987) from Kennedy – Western University, and an MBA (1978) in Marketing and a B.S. (1977) in Chemical Engineering from the University of Maine. He also holds the following member/board positions: Vice Chairman & Board Member of TASNEE, National Industrialization Co.; Chairman of the Board of Saudi Union; Former Chairman of Yanbu Chamber of Commerce & Industry (four terms); Board Director of DAHAB; Board Director of MIDAD; Member of the Saudi American Relationship Committee of the Jeddah Chamber of Commerce; and Former Member of the Madinah Region Council (four terms).

5.7	Tronox Group's financial statements

The Company has commenced preparation of its financial statements for the year ended December 31, 2018 which will be audited and published in due course. As at the date of this Information Memorandum, its last audited financial statements are those for the year ended December 31, 2017. In particular:

(a)	On March 1, 2018 the Company filed with the SEC its Annual Report on Form 10-K for the year ended December 31, 2017.
(b)	On April 13, 2018 the Company lodged with ASIC its financial report for the financial year ended December 31, 2017, prepared in accordance with Australian accounting standards and the Australian Corporations Act.
5.8	Material changes in the Company's financial position since the last published accounts (for the financial year ended December 31, 2017)

Within the knowledge of the Directors, the financial position of the Company has not materially changed since the date of the last balance sheet laid before the Company in a general meeting or sent to Shareholders in accordance with the Australian Corporations Act, except as described below or elsewhere in this Information Memorandum:

(a)	On November 6, 2018, the Company filed with the SEC its Quarterly Report in accordance with the Exchange Act (Form 10-Q). Among other things, that Quarterly Report sets out unaudited:
(i)	Condensed Consolidated Statements of Operations for the nine months ended September 30, 2018;
(ii)	Condensed Consolidated Statements of Comprehensive Loss for the nine months ended September 30, 2018;
(iii)	Condensed Consolidated Balance Sheets as at September 30, 2018; and
(iv)	Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2018.

(These are prepared in accordance with US GAAP.) A copy of the Quarterly Report is set out in Annexure M and details relevant changes in the Company's financial position during the nine months to September 30, 2018 within the knowledge of the Directors.

(b)	On November 15, 2018, the Board declared a regular quarterly cash dividend of $0.045 per share payable on December 7, 2018 to shareholders of record of the Company’s Class A Shares and Class B Shares at the close of business on November 26, 2018.
(c)	On November 26, 2018, the Company entered into the Exxaro Mineral Sands Transaction Completion Agreement referred to in section 5.4(a) above.
(d)	Our business is generally subject to changes in commodity pricing, foreign exchange rates, energy costs and inflation, none of which changed materially since December 31, 2017. Our pigment business has benefited from a global industry recovery that began in the first quarter of 2016. Pigment selling prices in local currency experienced successive gains from the first quarter of 2016 through the second quarter of 2018. Pigment selling prices in local currency in the third quarter of 2018 were essentially level to those of the second quarter of 2018, primarily due to transient inventory builds in some sales channels, principally in Europe and Asia. As a result, we experienced reduced demand in certain European and Asian sales channels as customers pigment needs were satisfied in part from these transient inventory builds. In zircon, we continued to experience favorable market conditions as a result of a tight global supply-demand balance. The market for high-grade feedstock also remains tight as a result of industry supply disruptions in the first half of 2018 and declining production at other industry producers’ existing operations. Demand for our pig iron products remains strong, especially for foundry grade material.
5.9	US Reporting and Disclosure obligations

The Company is, and New Tronox will be, subject to the informational requirements of the Exchange Act and in accordance therewith files (or will file) annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Tronox files at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Tronox's SEC filings also are available to the public from commercial document retrieval services and at the SEC's website at www.sec.gov.

This Information Memorandum is not intended to be and is not a prospectus for the purposes of the EU Prospectus Directive, the EU Prospectus Regulation and/or the UK Financial Conduct Authority's Prospectus Rules.

In addition to the information set forth in this Information Memorandum, SEC rules allow Tronox and New Tronox to “incorporate by reference” information into this Information Memorandum, which means that Tronox can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Memorandum for the purposes of SEC rules, except for any information incorporated by reference that is superseded by information set forth in this Information Memorandum. Tronox incorporates by reference the documents listed below and any additional documents that it will file with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information deemed furnished and not filed in accordance with SEC rules, including Items 2.02 and 7.01 of Form 8-K) following the date of this document, but prior to the date of the Scheme Meetings. These documents contain information about Tronox. The documents incorporated by reference are:

•	the Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018;
•	the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, filed with the SEC on May 10, 2018, August 2, 2018 and November 6, 2018, respectively;
•	the Proxy Statement on Schedule 14A filed with the SEC on April 19, 2018, as amended by the definitive additional materials on Schedule 14A filed with the SEC on May 14, 2018; and
•	the Current Report on Form 8-K filed with the SEC on January 24, 2018, March 1, 2018, March 21, 2018, March 27, 2018, April 3, 2018, April 6, 2018, April 9, 2018, May 10, 2018 (with respect to Item 8.01 therein), May 30, 2018, July 5, 2018, July 10, 2018, July 16, 2018, August 15, 2018, November 15, 2018 and November 28, 2018 (with respect to Item 1.01 therein).

These documents have been incorporated by reference into this Information Memorandum solely to satisfy SEC requirements (save in the case of the Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2018, which is included as Annexure M to this Information Memorandum). Where they contain information material to the making of a decision by a Shareholder whether or not to agree to the proposed Schemes (being information that is within the knowledge of any Director and has not previously been disclosed to Shareholders) the information is included in this Information Memorandum and has not been incorporated by reference.

If you are a Shareholder or beneficial owner, Tronox may already have sent you some of the documents incorporated by reference, but you can obtain any of them from Tronox or the SEC. Shareholders, beneficial owners, and any other person to whom an Information Memorandum is delivered may obtain without charge a copy of documents that Tronox incorporates by reference into this Information Memorandum (including exhibits, but only if specifically requested) by requesting them by telephone at +1-203-705-3800 or in writing at the following address:

Tronox Limited
Attn: Investor Relations
263 Tresser Boulevard, Suite 1100
Stamford, Connecticut 06901, USA

If you would like to request documents from Tronox, please do so no later than five Business Days before the Scheme Meetings to assure that you will receive them before the Scheme Meetings.

You should rely only on the information contained in this Information Memorandum to consider and vote upon the resolutions to be proposed at the Scheme Meetings. Tronox has not authorized anyone to provide you with information that is different from what is contained in this Information Memorandum. The date of this Information Memorandum can be found on the first page. You should not assume that the information contained in this Information Memorandum is accurate as of any date other than that date, and neither the mailing of this Information Memorandum to Shareholders nor the issuance of New Tronox Shares in the Schemes shall create any implication to the contrary.

5.10	Director and executive officer interests

Tronox does not believe that any of its Directors or executive officers have interests in the Redomicile Transaction that are different from the interests of its Shareholders generally except as described in this Information Memorandum.

The Tronox MEIP provides that, with respect to transactions like the Redomicile Transaction, the Human Resources and Compensation Committee of the Company's Board of Directors (HRCC) has the authority to make any adjustments in such manner as it, in good faith, deems equitable or appropriate, in the number and kind of securities which may be delivered in respect of awards granted under the Tronox MEIP. The HRCC has determined that any outstanding equity award granted under the MEIP should be converted into rights in respect of (or benefits or amounts based on or by reference to) New Tronox on an equivalent one-to-one basis as of the effective time of the Redomicile Transaction. See further section 6.7 below.

5.11	Intentions with respect to operations of the Tronox business following implementation of the Redomicile Transaction

Except as disclosed in this Information Memorandum, the Directors:

(a)	intend the Company to continue to carry on its business;
(b)	do not intend to make any major changes to the business of the Company or to redeploy any fixed assets of the Company; and
(c)	do not intend to make any changes to the employment of present employees of the Company.
6.	PROFILE OF NEW TRONOX
6.1	Background

New Tronox is a public limited company incorporated under the laws of England and Wales on October 31, 2018. The rights of New Tronox shareholders are primarily governed by English company law and the New Tronox Articles.

6.2	Choice of jurisdiction

In advance of the implementation of the Multilateral Instrument, the Company and its advisors undertook an analysis to determine whether to redomicile and which jurisdiction would best serve the needs of Tronox and its Shareholders. The United Kingdom, United States, Ireland, The Netherlands and Switzerland were all considered as potential jurisdictions into which Tronox could redomicile. In addition to examining multiple potential jurisdictions, our analysis also considered a variety of factors related to the jurisdiction best suited for the Redomicile Transaction including various types of tax and non-tax costs and expenses that we and our Shareholders might incur as well as the impact on our governance structure, operations, investor relations, employee relations, and ability to raise equity and debt capital.

Based on that analysis, we determined that the United Kingdom is the most appropriate jurisdiction for the Redomicile Transaction. In addition to the reasons set forth in section 4.3, we also note the following items that are specific to re-domiciling to the United Kingdom versus the other jurisdictions we considered:

(a)	the United Kingdom provides a more convenient time zone and location for management activities in respect of New Tronox's global operations;
(b)	London is a major financial centre and investors are likely to have some familiarity with English company law; and
(c)	the Company is already tax resident in the United Kingdom and the Redomicile Transaction will enable the Company through the establishment of New Tronox to continue that status without risk or uncertainty following the implementation of the Multilateral Instrument by the Governments of Australia and the UK.
6.3	New Tronox's business

New Tronox was incorporated for the purpose of re-domiciling Tronox in the United Kingdom under the Redomicile Transaction. Accordingly, New Tronox has not conducted any business other than entering into the agreements and performing the acts summarised in this Information Memorandum. If the Redomicile Transaction is approved, then New Tronox's business will consist entirely of the business of the Company, which will become New Tronox's wholly-owned subsidiary.

As at the date of this Information Memorandum, New Tronox does not hold any Shares in the Company and does not intend to acquire any Shares prior to implementation of the Schemes.

6.4	New Tronox's directors and executive officers
(a)	After the Redomicile Transaction

The Board of New Tronox will be reconstituted with effect immediately after Implementation so that the New Tronox Board is the same as the Board of Tronox immediately prior to Implementation.

However, as discussed in section 5.6(c) above, if before the Scheme Record Date the Cristal Transaction is consummated and Cristal Seller becomes a Shareholder under the Cristal Transaction Agreement, the Cristal Shareholder Parties will have the right to nominate two Class A Directors. Under this scenario, Mr Mgojo and Mr Quinn intend to retire as Directors and, in accordance with the terms of the Cristal Transaction, two Directors nominated by Cristal will be appointed to the Board. Once the Redomicile Transaction has been implemented, New Tronox may then expand the size of the New Tronox Board to twelve members. Expanding the New Tronox Board would enable Mr Mgojo and Mr Quinn to be appointed to the New Tronox Board as additional Directors.

If, on the other hand, the Cristal Transaction is consummated after the Scheme Record Date and Cristal Seller becomes a Shareholder under the Cristal Transaction Agreement, the Company, New Tronox, Cristal and Cristal Seller have agreed that the two New Tronox Directors nominated by Cristal would be appointed to the New Tronox Board (instead of the Company's Board). There would be no need for Mr Mgojo and Mr Quinn to retire in these circumstance to permit the appointments to the New Tronox Board because, as discussed in section 4.3(d) above, the New Tronox Articles will not include a restriction on the maximum number of New Tronox Board members.

The persons whom the Company expects to be nominated by the Cristal Shareholder Parties are Mr Moazzam Khan and Mr Mutlaq Al Morished. Dr Talal Al-Shair would be engaged by the Company as a “Director Emeritus” to provide consulting and advisory services to the Board or the New Tronox Board, as the case may be.

New Tronox's executive officers immediately after the Redomicile Transaction will also be identical to Tronox's Executives immediately prior to the Redomicile Transaction.

(b)	As at the date of this Information Memorandum

As at the date of this Information Memorandum, New Tronox and the Company do not have common directors and the directors of New Tronox are Mr Steven Kaye, Deputy General Counsel of the Company, and Mr Timothy Craig Carlson, Chief Financial Officer of the Company.

As at the date of this Information Memorandum, New Tronox does not have any executive officers.

6.5	New Tronox's issued securities

Currently, New Tronox has in issue one ordinary share having a nominal value of US$0.01 that is held by the Subscriber Shareholder and 50,000 Redeemable Deferred Shares that are also held by the Subscriber Shareholder. There are no other securities currently in issue. New Tronox was incorporated on October 31, 2018. No issued securities have been transferred since this date.

Under the Redomicile Transaction, New Tronox will issue New Tronox Shares. Scheme Participants will have their Shares transferred to New Tronox under the Schemes and, in exchange, New Tronox Shares will be issued as described in section 4.

The Redeemable Deferred Shares will remain in issue in order to satisfy the initial authorized minimum capital requirements for an English public company which is currently prescribed as UK£50,000. The Redeemable Deferred Shares have no rights to vote at any general meeting of New Tronox and have no right to receive any dividend. The rights and restrictions attached to the Redeemable Deferred Shares are set out in Annexure F.

All New Tronox Shares to be allotted will rank equally in all respects (including with respect to voting rights) from their date of issue.

There are certain important differences between the rights attaching to the Company's Shares and the rights attaching to the New Tronox Shares. There are also a number of significant differences between the laws governing the Company's Shares and the laws governing the New Tronox Shares. The principal differences between the Company's Shares and the New Tronox Shares are described in Annexure F.

6.6	Intentions of New Tronox

As detailed in section 6.3 of this Information Memorandum, New Tronox presently intends for its business to consist entirely of the business of the Tronox Group and, if the Cristal Transaction is consummated, the business of Cristal except that as soon as practicable following such consummation, Cristal's Ashtabula complex is likely to be divested to INEOS. Except for consummation of the Cristal Transaction or as otherwise disclosed elsewhere in this Information Memorandum, New Tronox intends to continue to operate the business of the Tronox Group in the ordinary course, without any changes to its business or any redeployment of its fixed assets. New Tronox does not intend to make any changes to the future employment of the present employees of the Tronox Group save as disclosed elsewhere in this Information Memorandum.

6.7	Management incentive arrangements for New Tronox

It is intended that New Tronox will adopt the Tronox MEIP (as its own management equity incentive plan) as from Implementation, with any modifications required because New Tronox is incorporated under the laws of England and Wales (rather than under the law of Australia). The Tronox MEIP, initially approved by shareholders on June 13, 2012 and amended with the approval of shareholders on May 25, 2016, currently authorizes the Board to issue Awards (as defined in the Tronox MEIP) which relate to a maximum of 20,781,225 Shares.

In the event of certain corporate events, including the proposed Redomicile Transaction, the Tronox MEIP permits the HRCC to make any adjustments in such manner as it, in good faith, deems equitable or appropriate including exchanging the kind of securities which may be delivered in respect of grants of equity in the Company to its employees and Directors. Hence, the HRCC has elected to replace interests under the Tronox MEIP with equivalent interests in respect of New Tronox as from the Implementation Date.

6.8	Exxaro

As mentioned in section 5.5 above, on November 26, 2018, we entered into the Exxaro Mineral Sands Transaction Completion Agreement with Exxaro which allows Exxaro and Tronox to conclude matters from the 2012 acquisition by Tronox of Exxaro's mineral sands business in a way which benefits both of us. New Tronox is a party to that Agreement. Under the Agreement, Exxaro has agreed to sell down its remaining ownership interest in Tronox in a manner that does not cause us to lose, under limitations ser forth in Section 382 of the US Internal Revenue Code, the benefit of approximately US$4.1 billion of NOLs. Based on our current projections, we expect to be able to utilize a significant portion of the NOLs to offset future taxable income and therefore reduce our federal income tax liabilities. In addition, the Exxaro Mineral Sands Transaction Completion Agreement provides New Tronox the right to repurchase directly from Exxaro, from the date upon which the Redomicile Transaction is implemented, any New Tronox Shares that Exxaro desires to sell. The purchase price will be based on market-related prices.

Exxaro also agreed that in order to facilitate the Redomicile Transaction it would enter into the New Exxaro Shareholder Agreement with us which will replace the Exxaro Shareholder Agreement executed between the parties in 2012 as from the Implementation Date. The New Exxaro Shareholder Agreement is summarised in Annexure F and attached in full in Annexure I. The current Exxaro Shareholder Agreement will terminate with effect from the Implementation Date.

Under the New Exxaro Shareholder Agreement, based on a shareholding of 23.4% in New Tronox, Exxaro would have the right to nominate two directors for election to the New Tronox Board with a right to appoint additional directors if the New Tronox Board increases in size to 13 or more. A summary of the rights of Exxaro to appoint New Tronox Directors is set out in Annexure F.

6.9	New Cristal Shareholder Agreement

As mentioned in section 5.6 above, under the Cristal Transaction Agreement, the Company, Cristal and Cristal Seller have agreed to enter into the Cristal Shareholder Agreement upon the consummation of the Cristal Transaction and provided that consummation occurs before the Scheme Record Date. Cristal is fully supportive of the Redomicile Transaction regardless of whether it is implemented before or after the Cristal Transaction is consummated. In addition, the substantive terms of the Cristal Shareholder Agreement will not be impacted by whether the Redomicile Transaction is completed before or after the Cristal Transaction is consummated, and the New Cristal Shareholder Agreement (whether entered into prior to or after the Redomicile Transaction) largely replicates the rights and obligations of Cristal and Cristal Seller as against New Tronox as they have against the Company under the Cristal Shareholder Agreement. The New Cristal Shareholder Agreement is summarised in Annexure F and a copy of the New Cristal Shareholder Agreement is set out in Annexure H.

6.10	Key terms of proposed Articles of New Tronox

The rights of New Tronox shareholders are primarily governed by English company law and the New Tronox Articles. A summary of the key terms of New Tronox's proposed Articles is included in the comparison of the Company and New Tronox shareholder rights set out in Annexure F. It is not intended to be exhaustive or definitive. A complete copy of the New Tronox Articles is set out in Annexure G.

Under the Implementation Agreement, New Tronox is obliged to adopt the Articles prior to the Implementation Date.

6.11	New Tronox's Pro Forma Financial Statements

Immediately following the Redomicile Transaction, the New Tronox group will have the same assets and liabilities as the Tronox Group had immediately before the Redomicile Transaction. As a result, the financial position of the New Tronox group on a consolidated basis immediately following the Redomicile Transaction will be the substantially same as the financial position of the Tronox Group on a consolidated basis immediately prior to the Redomicile Transaction.

Refer to sections 5.7 and 5.8 for information about the financial position of the Tronox Group.

7.	TAXATION IMPLICATIONS OF THE REDOMICILE TRANSACTION

The summary in this section 7 is not intended to be, nor should it be construed to be, legal or tax advice to any particular Scheme Participant. Scheme Participants should consult their professional advisors on the tax implications of the Redomicile Transaction for their particular circumstances.

7.1	Material US federal income tax consequences of the Redomicile Transaction

The following discussion is a general summary of the material US federal income tax consequences of the Redomicile Transaction to beneficial owners of Shares or, after the completion of the Redomicile Transaction, New Tronox Shares. This discussion does not address any aspects of US taxation other than US federal income taxation and is not a complete analysis or listing of all potential tax consequences of the Redomicile Transaction or of holding and disposing of New Tronox Shares, and does not address all tax considerations that may be relevant to Shareholders including under the unearned income Medicare contribution tax, or arising under the laws of any state, local or non-US jurisdiction. The discussion below addresses tax consequences to holders of Shares who hold their Shares, and who will hold their New Tronox Shares, as capital assets within the meaning of section 1221 of the US Internal Revenue Code of 1986, as amended (Code) (generally, property held for investment). In addition, the discussion below does not purport to address all aspects of US federal income taxation that may be relevant to a holder of Shares in light of their particular circumstances and does not apply to holders of Shares subject to special treatment under US federal income tax laws, such as:

•	persons holding Shares indirectly through controlled foreign corporations;
•	banks, financial institutions or insurance companies;
•	tax-exempt entities;
•	persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;
•	persons who have been, but are no longer, citizens or residents of the US;
•	partnerships, S corporations or other fiscally transparent persons (or investors in partnerships, S corporations or other fiscally transparent persons);
•	dealers or brokers in stocks, securities, commodities or currencies or traders in securities that elect to apply a mark-to-market method of accounting;
•	grantor trusts;
•	persons subject to the alternative minimum tax;
•	US persons whose “functional currency” is not the US dollar;
•	regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies and mutual funds;
•	entities subject to the anti-inversion rules;
•	persons subject to special tax accounting rules (including rules requiring recognition of gross income based on a person's applicable financial statement);
•	persons subject to the base erosion and anti-abuse tax;
•	non-US individuals or corporations engaged in a trade or business within the United States within the meaning of section 864 of the US Internal Revenue Code or with a permanent establishment in the United States under any tax treaty entered by the United States;
•	persons who received Shares through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan; or
•	persons who actually or constructively own 5% or more of the issued and outstanding Tronox Shares (or will own 5% or more of the New Tronox Shares).

This discussion is based on the Code, US Treasury Regulations promulgated thereunder and judicial and administrative interpretations thereof, in each case as in effect and available on the date of this Information Memorandum. Each of the foregoing is subject to change, potentially with retroactive effect, and any such change could affect the tax consequences described in this Information Memorandum. It is not expected that either Tronox or New Tronox will request a ruling from the US Internal Revenue Service (IRS) as to the US federal tax consequences of the Redomicile Transaction, post-Redomicile Transaction ownership and disposition of New Tronox Shares or any other matter. There can be no assurance that the IRS will agree with any of statements and conclusions described below or, if challenged, that such statements or conclusions will be sustained by a court.

For purposes of this discussion, a “US holder” is a beneficial owner of Shares or, after the completion of the Redomicile Transaction, New Tronox Shares, that for US federal income tax purposes is:

•	an individual who is a citizen or a resident of the US;
•	a corporation, or other entity taxable as a corporation for US federal income tax purposes, created or organized in or under the laws of the US or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to US federal income taxation regardless of its source; or
•	a trust, if (i) a court within the US is able to exercise primary jurisdiction over its administration and one or more US persons have the authority to control all of its substantial decisions; or (ii) in the case of a trust that was treated as a domestic trust under the law in effect before 1997, a valid election is in place under applicable US Treasury regulations to treat such trust as a domestic trust.

A “non-US holder” is a beneficial owner of Shares or, after the completion of the Redomicile Transaction, New Tronox Shares, other than a US holder, an entity or arrangement treated as a partnership for US federal income tax purposes, or a non-US person engaged in a trade or business or permanent establishment within the United States under US domestic law or a treaty entered by the United States. For purposes of this discussion, “holder” or “shareholder” means either a US holder or a non-US holder or both, as the context may require.

Holders of Shares or New Tronox Shares that are classified as partnerships for US federal income tax purposes and partners in such partnerships should consult their tax advisors regarding the US federal income tax consequences to them of the Redomicile Transaction and the ownership and disposition of New Tronox Shares.

ALL HOLDERS OF SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REDOMICILE TRANSACTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY US FEDERAL, STATE, LOCAL, NON-US AND OTHER TAX LAWS.

For US federal income tax purposes, the conversion of each issued and outstanding Tronox Share into a New Tronox Share upon the implementation of the Redomicile Transaction generally will be treated as an exchange of each such Tronox Share for a New Tronox Share. Therefore, the US federal income tax discussion contained in this section refers to an “exchange” rather than a “conversion” in describing the US federal income tax consequences of the Redomicile Transaction.

US Federal Income Tax Consequences to US Holders

Tronox intends for the Redomicile Transaction to qualify as a “reorganization” within the meaning of section 368(a) of the Code and/or an exchange under section 351 of the Code and therefore, a US holder should not recognize any gain or loss for US federal income tax purposes upon receipt of New Tronox Shares in the Redomicile Transaction. Accordingly, a US holder should have an adjusted tax basis in the New Tronox Shares received in the Redomicile Transaction equal to the adjusted tax basis of the Shares surrendered by such US holder in the Redomicile Transaction and the holding period for New Tronox Shares received in the Redomicile Transaction should include the holding period for the Shares surrendered therefor.

The US federal income tax consequences of owning and disposing of New Tronox Shares received in the Redomicile Transaction should be the same as the US federal income tax consequences of owning and disposing of Shares before the Redomicile Transaction. Each US holder should consult its own tax advisor to determine the particular US federal, state or local or non-US income or other tax consequences to it of the ownership and disposition of New Tronox Shares.

US Federal Income Tax Consequences to Non-US Holders

The receipt of New Tronox Shares in exchange for Shares pursuant to the Redomicile Transaction should not be a taxable transaction to non-US holders for US federal income tax purposes.

The US federal income tax consequences of owning and disposing of New Tronox Shares received in the Redomicile Transaction will be the same as the US federal income tax consequences of owning and disposing of Shares before the Redomicile Transaction. Each non-US holder should consult its own tax advisor to determine the particular US federal, state or local or non-US income or other tax consequences to it of the ownership and disposition of New Tronox Shares.

Information Reporting and Backup Withholding

In general, dividends on New Tronox Shares paid within the US or through certain US-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 24% rate) unless the holder (1) is a corporation or other exempt recipient (including generally non-US holders who establish such foreign status) or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of New Tronox Shares within the US. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's US federal income tax liability, provided that the holder furnishes certain required information to the IRS. Holders should consult their tax advisor regarding the application of information reporting and backup withholding to their particular situations.

If a US holder of New Tronox Shares does not provide us (or our paying agent) the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS.

7.2	Australian income tax implications of the Redomicile Transaction

The following is a summary of the Australian income taxation consequences (at the date of this Information Memorandum) generally applicable to a Scheme Participant who acquired the Shares after September 21, 1999 and who holds the Shares as capital assets. It is not exhaustive and, in particular, does not deal with the position of certain classes of Scheme Participants (including, dealers or traders in securities, holders of Shares on revenue account, Shares acquired pursuant to an employee share or incentive arrangement, custodians or other third parties who hold Shares on behalf of any Shareholders).

(a)	Consequences of Redomicile Transaction for Scheme Participants that are residents solely of Australia

On the understanding that the majority of Scheme Participants are not located in Australia, the Company has not sought to obtain confirmation from the ATO (i.e. through lodgement of a public ruling) on the Australian taxation consequences generally applicable to Scheme Participants who are residents solely of Australia. Although we have provided a summary of the general Australian taxation consequences below, Australian resident Scheme Participants should separately seek their own advice on the application of the Australian Tax Act to their particular circumstances.

Disposal of Shares for New Tronox Shares

CGT event

The disposal of Shares by a Scheme Participant pursuant to the Schemes will constitute a capital gains tax (CGT) event (CGT event) for Australian taxation purposes. The CGT event will happen at the time that the Scheme Participant disposes of their Shares under the Schemes, which will be the Implementation Date. However, as discussed further below, rollover relief may be available for a Scheme Participant to disregard a capital gain which arises from this CGT event.

In the absence of rollover relief, a capital gain or capital loss will arise as a consequence of this CGT event equal to the difference between the value of the capital proceeds that the Scheme Participant receives or is entitled to receive in respect of the disposal of their Shares and the Scheme Participant's cost base (or reduced cost base, in the case of a capital loss) in the Shares. A Scheme Participant will make a capital gain if the capital proceeds exceed the Scheme Participant's cost base for the Shares and a capital loss if the capital proceeds is less than the Scheme Participant's reduced cost base for the Shares.

A Scheme Participant's capital proceeds should generally be equal to the market value of the New Tronox Shares received by the Scheme Participant in respect of the disposal of their Shares, determined as at the Implementation Date. A Scheme Participant's cost base (and reduced cost base) in the Shares should generally include the amount paid by the Scheme Participant to acquire the Shares plus any non-deductible incidental costs of acquisition and disposal of the Shares (e.g. brokerage fees and stamp duty).

CGT Rollover Relief

A Scheme Participant who would otherwise make a capital gain from the disposal of their Shares should be able to obtain CGT rollover relief pursuant to the provisions contained in subdivision 124-M of the Australian Tax Act (CGT Rollover Relief). Broadly, CGT Rollover Relief enables a Scheme Participant to choose to disregard the capital gain they make from disposing of their Shares in exchange for New Tronox Shares (as discussed further below).

The consequences to a Scheme Participant of choosing to obtain CGT Rollover Relief and also the consequences if CGT Rollover Relief is not chosen or is not available are outlined generally below.

A Scheme Participant does not need to inform the ATO or document their choice to obtain CGT Rollover Relief other than to complete their income tax return in a manner consistent with their choice.

Consequences if CGT Scrip for Scrip Rollover Relief is chosen

If a Scheme Participant would otherwise make a capital gain and chooses CGT Rollover Relief, the following general treatment will apply.

(i)	Capital gain is disregarded

If a Scheme Participant chooses to obtain CGT Rollover Relief, the capital gain arising on the disposal of their Shares in exchange for New Tronox Shares should be disregarded.

(ii)	Cost base and reduced cost base of New Tronox Shares

If a Scheme Participant chooses to obtain CGT Rollover Relief, the first element of the cost base for the New Tronox Shares is worked out by attributing to them, on a reasonable basis, the existing cost base of the Shares that they exchanged for the New Tronox Shares. The first element of the reduced cost base is worked out similarly.

(iii)	Acquisition date of New Tronox Shares

If a Scheme Participant chooses to obtain CGT Rollover Relief, the acquisition date of the New Tronox Shares for the purposes of the discount capital gains provisions in Division 115 of the Australian Tax Act is taken to be the date when the Scheme Participant acquired the Shares that were exchanged for the relevant New Tronox Shares.

This acquisition date may be relevant for the purposes of determining whether any entitlement to discount a capital gain is available in respect of any future disposal of the New Tronox Shares.

Consequences if CGT Rollover Relief is not chosen or is not available

If a Scheme Participant does not qualify for CGT Rollover Relief, or the Scheme Participant chooses not to apply the rollover relief, the following general treatment will apply.

(iv)	Discount capital gains treatment

If the Scheme Participant has held, or is taken to have held, their Shares for at least 12 months (for discount capital gains purposes) at the time of the disposal of their Shares, the discount capital gains provisions may apply. This means that:

(A)	if the Scheme Participant is an individual or trustee, only one-half of the capital gain will be taxable; and
(B)	if the Scheme Participant is a trustee of a complying superannuation entity, only two-thirds of the capital gain will be taxable.

The discount capital gains provisions do not apply to Scheme Participants that are companies.

If the Scheme Participant makes a discount capital gain, any of their available capital losses will be applied to reduce the undiscounted capital gain before any relevant discount is applied. The resulting amount is then included in the Scheme Participant's net capital gain for the income year.

(v)	Capital loss

If a Scheme Participant makes a capital loss from the disposal of their Shares this may be used to offset capital gains they derive in the same or subsequent years of income (subject to satisfying certain conditions).

(vi)	Cost base and reduced cost base of New Tronox Shares

The first element of the cost base (and reduced cost base) of the New Tronox Shares received by a Scheme Participant should be equal to the market value of the Shares they exchange for the New Tronox Shares, determined as at the Implementation Date.

(vii)	Acquisition date of New Tronox Shares

The acquisition date of the New Tronox Shares for Scheme Participants should be the Implementation Date.

This means that, if the Scheme Participant may be eligible to apply the discount capital gains provisions, they will need to hold their New Tronox Shares for at least 12 months after that date before the CGT discount (described above) will apply on a subsequent disposal of the New Tronox Shares.

(b)	Consequences of Redomicile Transaction for Scheme Participants that are not residents of Australia

Disposal of Shares for New Tronox Shares

In summary, in respect of Scheme Participants that are not residents of Australia for Australian taxation purposes, a capital gain or capital loss from a CGT event that takes place on the disposal of the Shares is disregarded, unless the Shares constitute “taxable Australian property”. Where a Scheme Participant that is not a resident of Australia for Australian taxation purposes holds a “direct control interest” (determined on an associate inclusive basis) of less than 10% in the Company at the time of the disposal of the Shares (or throughout a 12 month period that began no more than 24 months before the date of disposal of the Shares), the Shares should not constitute taxable Australian property and any capital gain or capital loss should be disregarded.

(c)	Holding and disposing of New Tronox Shares

Dividends paid on New Tronox Shares

Dividends paid on the New Tronox Shares and received by Australian resident Scheme Participants should be assessable in Australia. Exemptions may be available to Australian corporate tax entity Scheme Participants where certain conditions are satisfied. Franking credits will not be available in respect of the dividends. Scheme Participants should include the dividend in their assessable income in the year the dividend is received.

Disposal of New Tronox Shares

The disposal of a New Tronox Share will be a CGT event. Scheme Participants should obtain their own taxation advice regarding the Australian taxation treatment of a further disposal of a New Tronox Share.

7.3	UK tax implications of the Redomicile Transaction

The following is a summary of the UK taxation consequences (at the date of this Information Memorandum) generally applicable to a Scheme Participant who is resident solely in the UK for UK tax purposes. It is not exhaustive and, in particular, does not deal with the position of certain classes of Scheme Participants (including, dealers or traders in securities, holders of Shares on revenue account, custodians or other third parties who hold Shares on behalf of any Shareholders, insurance companies, charities, collective investment schemes, pension schemes and persons who hold the Shares through an establishment outside of the UK or who have (or are deemed to have) acquired their Shares by virtue of an office or employment).

Please see section 7.4 below for a summary of the UK stamp duty and SDRT consequences generally applicable to a Scheme Participant.

Disposal of Shares for New Tronox Shares

The disposal of Shares by a Scheme Participant pursuant to the Schemes in exchange for New Tronox Shares will not constitute a disposal by a Scheme Participant of their Shares for the purposes of UK capital gains and corporation tax on chargeable gains (collectively “UK CGT”), unless HMRC successfully argues that the Schemes have not been implemented for bona fide commercial reasons or have been implemented as part of a scheme to avoid UK tax. We do not expect such an HMRC argument to be successful in relation to the Schemes.

The New Tronox Shares issued pursuant to the Schemes should instead be treated for the purposes of UK CGT as replacing the Shares for which they were exchanged and should be treated as acquired at the same time and for the same base cost as the exchanged Shares.

Holding and disposing of New Tronox Shares

(a)	Dividends paid on New Tronox Shares

Dividends paid on the New Tronox Shares will not be subject to any withholding or deduction for or on account of UK tax, irrespective of the residence or other circumstances of the holder of the New Tronox Shares from time to time.

Dividends paid on the New Tronox Shares and received by persons who are resident in the UK for UK tax purposes (or carry on any trade, profession or vocation in the UK through a permanent establishment, branch or agency to which the New Tronox Shares are attributable) may, depending on such person's particular circumstances, be subject to UK tax in respect of the dividends as follows:

(i)	such an individual holder of New Tronox Shares may be chargeable to UK income tax on the dividends but in the tax year 2018/2019 may be entitled to a tax-free annual allowance of UK£2,000. Any dividend income received by such individual UK holder in excess of this tax-free allowance will be taxed (in the tax year 2018/2019) at rates of 7.5%, 32.5%, and 38.1% for basic rate, higher rate, and additional rate taxpayers respectively. Dividend income that is within the allowance will count towards an individual's basic or higher rate limits. Dividend income will be treated as the top slice of an individual's income.
(ii)	UK corporate holders of New Tronox Shares should not be subject to UK corporation tax on any dividend received from New Tronox so long as the dividends fall within an exempt class, which should be the case, although certain conditions must be met (including anti-avoidance conditions).

Where dividends from New Tronox are chargeable to UK income or corporation tax, recipients should include the dividends in their assessable income in the year the dividends are received.

(b)	Disposal of New Tronox Shares

A disposal of a New Tronox Share by a shareholder resident for tax purposes in the UK (or carrying on any trade, profession or vocation in the UK through a permanent establishment, branch or agency to which the New Tronox Shares are attributable) may, depending on the shareholder's circumstances and subject to any available exemptions or reliefs, give rise to a chargeable gain or allowable loss for UK CGT.

If an individual holder of New Tronox Shares, who is subject to UK income tax at either the higher or the additional rate becomes liable to UK CGT on the disposal of a New Tronox Share, the applicable rate will generally be 20% (2018/2019). For an individual holder of New Tronox Shares, who is subject to UK income tax at the basic rate and liable to UK CGT on such disposal, the applicable rate would generally be 10% (2018/2019), save to the extent that any capital gains exceed the unused basic rate tax band. In that case, the rate generally applicable to the excess would be 20% (2018/2019).

If a corporate holder of New Tronox Shares, including a corporate holder which carries on a trade in the UK through a permanent establishment to which the shares are attributable, becomes liable to UK CGT, the main rate of UK corporation tax (currently 19%) would apply.

A holder of New Tronox Shares that is not resident or established for tax purposes in the UK should not normally be liable to UK CGT on a disposal of New Tronox Shares. However, an individual holder of New Tronox Shares who has ceased to be resident for tax purposes in the UK for a period of five years or less and who disposes of any New Tronox Shares during that period may be liable on his or her return to the UK to UK tax on any capital gain realized (subject to any available exemption or relief).

The holders of New Tronox Shares should obtain their own taxation advice regarding the UK taxation treatment of a disposal of a New Tronox Share.

UK inheritance tax

The New Tronox Shares will be assets situated in the UK for the purposes of UK inheritance tax. A gift of the New Tronox Shares by, or the death of, an individual holder of such assets may (subject to certain exemptions and reliefs) give rise to a liability to UK inheritance tax even if the individual holder is neither domiciled nor deemed to be domiciled in the UK. For UK inheritance tax purposes, a transfer of assets at less than full market value is likely to be treated as a gift and particular rules apply to gifts where the donor reserves or retains some benefit. A charge to UK inheritance tax may also arise if the New Tronox Shares are transferred to a trust during the lifetime or upon the death of an individual holder. UK inheritance tax will only be a significant concern where the value of an individual holder's total UK estate exceeds the nil-rate band for UK inheritance tax, which is UK£325,000 for the 2018/2019 tax year and will be frozen at this level until 5 April 2021.

Special rules also apply to close companies and to trustees of settlements who hold New Tronox Shares, potentially bringing them within the charge to UK inheritance tax. Scheme Participants should consult a UK tax advisor if they make a gift or transfer at less than market value or intend to hold any New Tronox Shares through trust arrangements.

7.4	Stamp Duty and SDRT

The following is a summary of the Australian stamp duty and UK stamp duty and SDRT consequences (at the date of this Information Memorandum) generally applicable to a Scheme Participant.

(a)	Scheme

There is no Australian stamp duty payable on the disposal of Shares or acquisition of New Tronox Shares by a Scheme Participant.

Neither the disposal of the Shares by a Scheme Participant, nor the issue of New Tronox Shares to the Clearance Nominee (DTC's nominee) or the Affiliate Nominee, pursuant to the Schemes should be chargeable to UK stamp duty or SDRT for the Scheme Participants.

(b)	Disposal of New Tronox Shares

Transfers of New Tronox Shares that are held in certificated form will generally be subject to UK stamp duty at the rate of 0.5% of the consideration given (rounded up to the nearest UK£5). An exemption from stamp duty is available for a written instrument transferring an interest in shares where the amount or value of the consideration is UK£1,000 or less, and it is certified on the instrument that the transaction effected by the instrument does not form part of a larger transaction or series of transactions for which the aggregate consideration exceeds UK£1,000. SDRT may be payable on an agreement to transfer New Tronox Shares, generally at the rate of 0.5% of the consideration given in money or money's worth under the agreement to transfer the shares. This charge to SDRT would be discharged if an instrument of transfer were executed pursuant to the agreement which gave rise to SDRT and stamp duty is duly paid on the instrument transferring the shares within six years of the date on which the agreement was made or, if the agreement was conditional, the date on which the agreement became unconditional.

If New Tronox Shares (or interests therein) are transferred (in the case of stamp duty) or issued or transferred (in the case of SDRT) to, or to a nominee or agent for, a person whose business is or includes the provision of clearance services or issuing depositary receipts, stamp duty or SDRT is provided for under UK legislation at the rate of 1.5% of the amount or value of the consideration given or, in certain circumstances, the value of the shares (save to the extent that an election has been made under section 97A of the UK Finance Act 1986). However, following litigation, HMRC have confirmed that they will no longer seek to apply the 1.5% SDRT charge on such an issue of shares or securities on the basis that the charge is not compatible with EU law. HMRC's view is that the 1.5% SDRT or stamp duty charge will continue to apply to such a transfer of shares or securities to a clearance service or depositary receipt system where the transfer is not an integral part of an issue of share capital. This liability for stamp duty or SDRT will strictly be accountable by the clearance service or depositary receipt system, as the case may be, but will, in practice, generally be reimbursed by participants in the clearance service or depositary receipt system.

It should be noted that the 1.5% charge for all issues of shares into depositary receipt systems and clearance services remains a provision of UK statute and that the removal of the 1.5% charge is based upon the provisions of EU law. At Autumn Budget 2017, the UK government confirmed that it will not seek to apply the stamp duty and SDRT 1.5% charge on the issue of shares (and transfers integral to capital raising) into clearance services and depositary receipt issuers once the UK has exited from the EU, but the charge will remain as a provision of UK law.

A transfer of (i) book-entry interests in New Tronox Shares within a clearance service (such as DTC) or (ii) interests in New Tronox Shares within a depositary receipt system (such as CTCNA) should not give rise to a liability to stamp duty or SDRT, provided that no instrument of transfer is entered into and, in the case of a transfer within a clearance service, no election that applies to the New Tronox Shares is, or has been, made by the clearance service under section 97A of the UK Finance Act 1986. A transfer of New Tronox Shares from the Affiliate Nominee to the Clearance Nominee (nominee for DTC) will be exempt from UK stamp duty and SDRT, provided certain conditions are satisfied at the time of such transfer.

It is understood that HMRC regards the facilities of DTC as a clearance service for these purposes and we are not aware of any relevant election under section 97A of the UK Finance Act 1986 having been made. Transfers of New Tronox Shares within a clearance service where an election has been made by the relevant provider under section 97A of the UK Finance Act 1986 will generally be subject to SDRT (rather than UK stamp duty) at the rate of 0.5% of the amount or value of the consideration.

You are strongly encouraged to hold your New Tronox Shares in book entry form through the facilities of DTC (or where your shares were initially issued to the Affiliate Nominee, via depositary receipts issued by CTCNA). A transfer of legal title in the New Tronox Shares from within DTC, or (where applicable) the CTCNA depositary receipts system and any subsequent transfers that occur entirely outside those systems, may attract a charge to stamp duty at a rate of 0.5% of any consideration, which is payable by the transferee of the shares. Any such duty must be paid (and the relevant transfer document, if any, stamped by HMRC) before the transfer can be registered in the books of New Tronox. However, if those shares are redeposited into DTC (or the CTCNA depositary receipt system), the redeposit will attract stamp duty or SDRT at the rate of 1.5% to be ultimately born by the party redepositing the shares.

In connection with the implementation of the Redomicile Transaction, New Tronox expects to put in place arrangements to require that New Tronox Shares held directly cannot be transferred into the DTC clearance system until the transferor of the New Tronox Shares has first delivered those shares to GTU Ops Inc. as nominee for CTCNA so that UK stamp duty (and/or SDRT) may be collected in connection with the initial delivery to GTU Ops Inc. as nominee for CTCNA. Any such New Tronox Shares will be represented by a depositary receipt issued by CTCNA. Before the transfer into the DTC clearance system can be registered in the share register of New Tronox, the transferor will also be required to put CTCNA in funds to settle the resultant liability to UK stamp duty (and/or SDRT), which will be charged at a rate of 1.5% of the value of the relevant New Tronox Shares.

A share buy-back by New Tronox of its own shares will give rise to UK stamp duty at the rate of 0.5% of the amount or value of the consideration payable by New Tronox, and such stamp duty will be paid by New Tronox.

8.	ADDITIONAL INFORMATION
8.1	Summary of Implementation Agreement

The Company and New Tronox have entered into the Implementation Agreement in relation to the proposed Schemes. A copy of the Implementation Agreement is set out in Annexure A of this Information Memorandum.

The Implementation Agreement sets out the obligations of the Company and New Tronox in relation to the Schemes.

(a)	Conditions

In addition to the approval of the Schemes by Shareholders and the Court, as described elsewhere in this Information Memorandum, the obligations of the Company and New Tronox to implement the Schemes are subject to a number of other conditions being satisfied or, where applicable, waived, including (but not limited to):

(i)	(NYSE listing) before 8:00 a.m. on the Second Court Date, NYSE approves New Tronox for listing on the NYSE conditional only on the Schemes becoming Effective and New Tronox providing to NYSE further information required for NYSE approval;
(ii)	(Regulatory Approvals) before 8:00 a.m. on the Second Court Date, all Authorisations which the Company and New Tronox agree in writing are necessary for implementation of the Scheme are obtained or received;
(iii)	(Required Consents) before 8:00 a.m. on the Second Court Date, all Required Consents which the Company and New Tronox agree are necessary to implement the Redomicile Transaction are obtained or received, without the imposition of any term or condition unsatisfactory to the parties acting reasonably;
(iv)	(No restraints) at 8:00 a.m. on the Second Court Date, there exists no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or any other legal restraint or prohibition, that prevents the Redomicile Transaction from being implemented;
(v)	(the Exchange Agent) before 8:00 a.m. on the Second Court Date, the Exchange Agent has agreed to act in such role and hold the benefit of the non-DTC Scheme Consideration which is issued to the Clearance Nominee for the respective non-DTC Scheme Participants entitled thereto, and to issue to each such non-DTC Scheme Participant (and to comply with the terms of) a Letter of Transmittal, and carry out such other functions as are required of the Exchange Agent to give effect to the Implementation Agreement;
(vi)	(the Affiliate Nominee) before 8:00 am on the Second Court Date, each Shareholder Affiliate and CTCNA have agreed that the Affiliate Nominee will act in such role and hold the benefit of the non-DTC Scheme Consideration which is to be issued to the Affiliate Nominee for the benefit of the relevant Shareholder Affiliate, on terms acceptable to each of them and the Company;
(vii)	(New Exxaro Shareholder Agreement) before 8:00 a.m. on the Second Court Date, New Tronox and Exxaro have entered into the New Exxaro Shareholder Agreement substantially in the form set out in Annexure I of the Information Memorandum; and
(viii)	(New Tronox Shareholder Approvals) before 8:00 a.m. on the Second Court Date, the Subscriber Shareholder has resolved to:
(A)	adopt articles of association substantially in the form set out in Annexure G of the Information Memorandum, with effect from the Implementation Date;
(B)	authorise the New Tronox Board to allot New Tronox Shares;
(C)	dissapply pre-emption rights that would otherwise apply under the UK Companies Act 2006 in respect of the issue of New Tronox Shares;
(D)	grant New Tronox authority to repurchase New Tronox Shares on the NYSE as contemplated in this Information Memorandum, or as otherwise agreed between the parties;

(E)	grant New Tronox authority to repurchase New Tronox Shares from Exxaro as contemplated in this Information Memorandum, or as otherwise agreed between the parties;
(F)	capitalise the amount standing to the credit of the merger reserve created as a result of the Redomicile Transaction and apply such amount in paying up in full at par one non-voting bonus share of a nominal value equal to the size of the merger reserve;
(G)	authorise the directors of New Tronox to allot the one non-voting bonus share to the Subscriber Shareholder upon terms that it is paid up in full by the capitalisation of the merger reserve;
(H)	cancel the non-voting bonus share to be allotted to the Subscriber Shareholder and to authorise the directors of New Tronox to apply to the courts of England and Wales to seek approval of such cancellation in order to create distributable reserves; and
(I)	reconstitute the New Tronox Board with effect from immediately after the Implementation Date so that the New Tronox Board is the same as the Board of the Company immediately prior to the Implementation Date.

As at the date of this Information Memorandum, the Company is not aware of any circumstances which would cause the conditions summarised above not to be satisfied.

The Company will advise Shareholders of the status of the various conditions at the Scheme Meetings.

(b)	Termination

The Implementation Agreement may be terminated in certain circumstances, including:

(i)	at any time by the Company by giving written notice to New Tronox;
(ii)	at any time prior to 8:00 a.m. on the Second Court Date by either party if:
(A)	the other party is in material breach of the Implementation Agreement, provided that the non-defaulting party must have given notice to the other party specifying the breach and stating an intention to terminate, and the breach has not been remedied within five Business Days (or any shorter period ending at 5:00 p.m. on the last Business Day before the Second Court Date) from the date a notice under this clause is given;
(B)	the resolution submitted to either Scheme Meeting is not approved by the Requisite Majority;
(C)	the Court refuses to make orders convening either Scheme Meeting or approving either Scheme, and an appeal (if any) from such Court decision fails;
(D)	the Court or a Governmental Agency has issued an order, decree or ruling or taken other action which permanently restrains or prohibits either Scheme;
(E)	any of the Conditions Precedent is not satisfied and has not been duly waived; or
(F)	the Independent Expert opines that the Class A Scheme is not in the best interest of the Class A Scheme Participants; or
(iii)	by either party by written notice to the other party if both Schemes have not become Effective on or before the End Date.
8.2	Summary of the Schemes

The Schemes set out the terms of the Redomicile Transaction.

Each Scheme is conditional upon the satisfaction or waiver of all of the conditions in section 2.1 of the Scheme, a summary of which is set out below:

(i)	the satisfaction or waiver of all of the Conditions Precedent to the Implementation Agreement (summarised in section 8.1);
(ii)	as at the Second Court Date, neither the Implementation Agreement nor the relevant Deed Poll has been terminated;

(iii)	both of the Schemes having been approved at the Scheme Meetings; and
(iv)	the Court having approved both Schemes by the End Date.

A copy of the Class A Scheme is set out in Annexure B and a copy of the Class B Scheme is set out in Annexure D of this Information Memorandum.

8.3	Summary of Deeds Poll

New Tronox has executed the Class A Deed Poll in favor of the Class A Shareholders and the Class B Deed Poll in favor of the Class B Shareholder. Under the Deeds Poll, New Tronox promises to issue the consideration to which each Scheme Participant becomes entitled in accordance with the Implementation Agreement, and to do all things necessary or expedient on its part to implement the Schemes.

A copy of the Class A Deed Poll is set out in Annexure C of this Information Memorandum and a copy of the Class B Deed Poll is set out in Annexure E of this Information Memorandum.

8.4	Scheme Meetings

The Court has ordered that a meeting of Class A Shareholders be held on [•], 2019 at [•] (US Eastern Standard Time), to be immediately followed by a meeting of the Class B Shareholder.

The order of the Court that the Scheme Meetings be convened is not, and should not be treated as, an endorsement by the Court of, or any other expression of opinion by the Court on, the Schemes.

For a Scheme to be approved by Shareholders, the relevant resolution must be passed by the majority described in section 1.4 above. Information about how to vote at the Scheme Meetings is set out in section 3 above.

It is not expected that any representative of the Company’s independent registered public accounting firm will be present at the Scheme Meetings and as such they will not have the opportunity to make a statement if they so desire nor will they be available to respond to appropriate questions.

If the Schemes are approved at the Scheme Meetings, the Company will take or procure the taking of the steps required for the Schemes to be implemented, including:

(a)	the Company, as soon as practicable after Shareholders have approved the Schemes at the Scheme Meetings, applying to the Court for the Implementation Orders; and
(b)	the Company lodging with ASIC an office copy of the Implementation Orders.
8.5	Effective Date

The Schemes will become Effective on the date upon which an office copy of the Implementation Orders approving the Schemes is lodged with ASIC.

If the Schemes become Effective, the Company will give notice of the event to the NYSE.

Once the Schemes become Effective, the Company and New Tronox will become bound to implement the Schemes in accordance with their terms.

8.6	Scheme Record Date

For the purpose of establishing who are Scheme Participants, dealings in Shares will only be recognised if registrable transmission applications or transfers in respect of those dealings are received by its transfer agent on or before the Scheme Record Date at the place where the Share Register is kept.

The Company will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after the Scheme Record Date.

For the purpose of determining entitlements to the Scheme Consideration, the Company will, until the Scheme Consideration has been issued in accordance with the Scheme, maintain the Share Register in accordance with the foregoing provisions of this section, and the Share Register in this form will solely determine entitlements to Scheme Consideration. As from the Scheme Record Date, each entry current on the Share Register will cease to be of any effect other than as evidence of entitlement to the Scheme Consideration in respect of the Shares relating to that entry.

8.7	Rights attaching to the New Tronox Shares

The rights attaching to New Tronox Shares arise from a combination of New Tronox’s Articles, English company law and English common law.

New Tronox will adopt the New Tronox Articles prior to the Implementation Date.

All New Tronox Shares to be allotted will rank equally in all respects (including with respect to voting rights).

A summary of the key terms of the New Tronox Articles is included in the comparison of the Company and New Tronox shareholder rights set out in Annexure F. It is not intended to be exhaustive or definitive. A complete copy of the New Tronox Articles is set out in Annexure G.

The New Tronox Articles permit shareholders to give notice to New Tronox that rights of the shareholder under the New Tronox Articles or the UK Companies Act may be exercised by another person (for example, a beneficial owner) nominated by the shareholder. References in this document to the exercise of rights by shareholders should therefore be read as including the possibility that they will in fact be exercised by a third party nominated by the relevant shareholder.

8.8	No encumbrances on Shares

Shareholders should be aware that clause 4.2(b) of each Scheme provides that each Scheme Participant is deemed to have warranted to the Company, in its own right and for the benefit of New Tronox, that:

(a)	all of its Shares (including any rights and entitlements attaching to those Shares) transferred to New Tronox under the Scheme will be transferred to New Tronox free from all mortgages, pledges, charges, liens, encumbrances and security interests and other interests of third parties of any kind, whether legal or otherwise created by the relevant Scheme Participant (but acknowledging that the holder of a security interest in the Class A Shares or Class B Shares (or any interest therein) at the time of such transfer may potentially have a corresponding interest in the Scheme Consideration (or any interest therein) in accordance with the terms of such security interest); and
(b)	he or she has full power and capacity to sell and to transfer his or her Shares (including any rights and entitlements attaching to those Shares) to New Tronox under the Scheme.
8.9	Interests of Directors

Except as set out below, no person who has served as Director, Executive or Associate of such persons at any time since the beginning of the last financial year has any substantial direct or indirect interest in relation to the Schemes.

(a)	The Company’s securities held by certain beneficial owners

The following table shows information regarding the beneficial ownership of Shares of the Company as at the Last Practicable Date by:

•	Each current Director of the Company;
•	The current CEO and each named executive officer (or NEOs as defined in the Proxy Statement for the 2018 annual general meeting);
•	All persons currently serving as Directors and executive officers of the Company, as a group; and,
•	Each person known to the Company to own beneficially 5.0% or more of any class of the Company’s outstanding Shares.

Beneficial ownership and percentage ownership are determined in accordance with the SEC’s rules and regulations. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all Shares of the Company shown as beneficially owned by them. The table is based on 94,286,021 Class A Shares and 28,729,280 Class B Shares outstanding. All information concerning security ownership of certain beneficial owners is based upon filings made by such persons with the SEC or upon information provided by such persons to us. Unless otherwise noted below, the address for each beneficial owner listed in the table below is: c/o Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901, USA.

Name And Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned%	Of Class Owned%	Of Total Owned
Class B Shares
Exxaro Resources Limited Roger Dyason Road Pretoria West 0182 South Africa	28,729,280	100%	23.4%
Class A Shares
5% Owners
TIAA-CREF Investment Management, LLC, College Retirement Equites Fund and Teachers Advisors, LLC(1)	14,339,474	15.2%	11.7%
FMR LLC(2)	13,446,366	14.3%	10.9%
The Vanguard Group(3)	7,815,096	8.3%	6.4%
BlackRock Inc.(4)	5,742,572	6.1%	4.7%
Dimensional Fund Advisors LP(5)	5,072,863	5.4%	4.1%
Named Executive Officers and Directors(6)
Jeffry N. Quinn	79,640	*%	* %
Willem Van Niekerk	254,742	* %	* %
Jean-François Turgeon	210,671	* %	* %
Timothy C. Carlson	39,168	* %	* %
Ilan Kaufthal	126,374	* %	* %
Andrew P. Hines	128,971	* %	* %
Wayne A. Hinman	103,018	* %	* %
Sipho Nkosi	63,161	* %	* %
Daniel Blue	43,741	* %	* %
Peter Johnston	54,308	* %	* %
Mxolisi Mgojo	27,035	* %	* %
Ginger M. Jones	—	*%	* %
All Executive Officers and Directors as a group (15 persons)	1,491,206	1.6%	1.2%

Notes:

(1)	Information regarding TIAA CREF Investment Management, LLC, College Retirement Equities Fund-Stock Account and Teachers Advisors, LLC is based solely on their respective Amendments to the 13G filed with the SEC on July 10, 2018 for their ownership as of June 30, 2018. Each of TIAA CREF Investment Management, LLC and Teachers Advisors, LLC expressly disclaim beneficial ownership of the other’s security holdings and each disclaimed that it is a member of a “group” with the other. TIAA CREF Investment Management, LLC and Teachers Advisors, LLC reported their combined holdings for administrative convenience. TIAA CREF Investment Management LLC has the sole power to vote or direct the vote of 10,414,322 of the Class A Shares and the sole power to dispose or to direct the disposition of 10,414,322 of the Class A Shares. College Retirement Equities Fund-Stock Account has the shared power to vote or direct the vote of 9,978,964 of the Class A Shares and the shared power to dispose or to direct the disposition of 9,978,964 of the Class A Shares. Teachers Advisors, LLC has the sole power to vote or direct the vote of 3,925,152 of the Class A Shares and the sole power to dispose or to direct the disposition of 3,925,152 of the Class A Shares. The address of TIAA CREF Investment Management, LLC, College Retirement Equities Fund- Stock Account and Teachers Advisors, LLC is 730 Third Avenue, New York, NY 10017-3206.
(2)	Information regarding FMR LLC is based solely on the Amendment to the 13G filed with the SEC on February 13, 2018 for the calendar year ended December 31, 2017. FMR LLC has the sole power to vote or direct the vote of 177,173 of the Class A Shares and the sole power to dispose of or to direct the disposition of 13,446,366 Class A Shares. The filing reports that Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Board of Trustees. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)	Information regarding The Vanguard Group, Inc. is based solely on the Amendment to the 13G filed with the SEC on February 8, 2018 for the calendar year ended on December 31, 2017. The Vanguard Group, Inc. has the sole power to vote or direct the vote of 100,249 of the Class A Shares, the shared power to vote or direct the vote of 12,792 of the Class A Shares, the sole power to dispose of or to direct the disposition of 7,709,542 Class A Shares and the shared power to dispose or to direct the disposition of 105,554 Class A Shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(4)	Information regarding BlackRock Inc. is based solely on the Amendment to the 13G filed with the SEC on January 30, 2018 for the calendar year ended on December 31, 2017. Blackrock Inc. has the sole power to vote or direct the vote of 5,539,961 of the Class A Shares and the sole power to dispose or to direct the disposition of 5,742,572 of the Class A Shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
(5)	Information regarding Dimensional Fund Advisors LP is based solely on the Amendment to the 13G filed with the SEC on February 9, 2018 for the calendar year ended December 31, 2017. Dimensional Fund Advisors LP has the sole power to vote or direct the vote of 4,993,969 of the Class A Shares and the sole power to dispose of or to direct the disposition of 5,072,863 Class A Shares. The filing reports that Dimensional Fund Advisors LP, an investment advisor registered under section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an advisor or sub-advisor to certain Funds. In its role as investment advisor, sub-advisor and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the filing are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.
(6)	Shares listed for each Executive Officer and Director includes: (i) Shares owned by the individual; (ii) restricted Shares units that will vest within 60 days of November 19, 2018; and (iii) Shares subject to options that are exercisable within 60 days of November 19, 2018. No restricted Share units will vest within 60 days for all Executive Officers and Directors as a group. Shares subject to options that are exercisable within 60 days include: 315,800 for all Executive Officers and Directors as a group. None of these options contain an exercise price lower than our share price as of November 19, 2018.

As at the Last Practicable Date, no Director holds any marketable securities in the Company other than as noted in the table above.

All Directors who hold or control the right to vote Shares intend to vote in favor of the resolution to approve the Redomicile Transaction.

(b)	New Tronox securities held by Directors

There are no New Tronox Shares held by or on behalf of any person who has been a director of the Company at any time since the beginning of the last financial year as at the date of this Information Memorandum. The directors of New Tronox will not receive any consideration under the Redomicile Transaction, other than as Shareholders or through replacement of existing interests under the Tronox MEIP, as described in section 6.7.

8.10	Payments or benefits to Directors, Executives or Company Secretaries

No Director, Company Secretary or Executive of the Company (or any of its Related Bodies Corporate) will receive any payment or other benefit through the Redomicile Transaction as compensation for loss of, or as consideration for or in connection with his or her retirement from office in the Company or any of its Related Bodies Corporate. However, it is proposed that each person who is a Director of the Company on the Implementation Date will become a director of New Tronox on that date.

Except as set out below or disclosed elsewhere in this Information Memorandum, no Director, Company Secretary or Executive of the Company (or any of its Related Bodies Corporate) will receive any payment or other benefit through the Redomicile Transaction other than:

(i)	the provision of their remuneration in accordance with, in the case of Directors, the Company’s Constitution and their respective terms of appointment and, in the case of Executives and Company Secretaries, their terms of employment; and
(ii)	any allocation of Scheme Consideration to which they are entitled as a Shareholder on equivalent terms to all Scheme Participants.
8.11	Agreements or arrangements with Directors, Executives or Company Secretaries

There are no agreements or arrangements between any Director, Company Secretary or Executive and any other person in connection with or conditional upon the outcome of the Schemes, except as disclosed elsewhere in this Information Memorandum.

8.12	Interests of Directors, Company Secretaries and Executives in contracts entered into by New Tronox

No Director, Company Secretary or Executive has any interest in any contracts entered into by New Tronox.

8.13	Disclosure of benefits

As at the date of this Information Memorandum, neither the Company, New Tronox nor any Associate of the Company has given or offered or agreed to give to another person a benefit likely to induce the other person, or an associate of the other person, to vote in favor of the Schemes, excepting:

(a)	any benefits offered to all other Shareholders
(b)	any benefits to which Exxaro is or may become entitled under the Exxaro Mineral Sands Transaction Completion Agreement, the Exxaro Shareholder Agreement and the New Exxaro Shareholder Agreement (as described elsewhere in this Information Memorandum);
(c)	any benefits to which Cristal or Cristal Seller is or may become entitled under the Transaction Agreement for the Cristal Transaction (including the Cristal Shareholder Agreement proposed to be entered into on closing of the Cristal Transaction) or the New Cristal Shareholder Agreement (as described elsewhere in this Information Memorandum); and
(d)	any benefits disclosed elsewhere in this Information Memorandum.

The term “associate” as used here has the meaning assigned to it under the Australian Corporations Act.

8.14	Interests of Directors in the Schemes

No Director has any interest in the Schemes other than as a Shareholder or as disclosed elsewhere in this Information Memorandum.

8.15	Effect on the Company’s creditors

Under the Redomicile Transaction, the Company and its subsidiaries will retain their businesses and operations and the Redomicile Transaction will not materially prejudice the ability of the Company to pay its creditors.

8.16	Dissenters’ rights

Shareholders who dissent from the Schemes are not entitled to any appraisal rights under applicable Australian law. However, both security holders and creditors of the Company who dissent from the Schemes are entitled to oppose Court approval of the Schemes at the Second Court Hearing by filing with the Court and serving on the Company a notice of appearance in the prescribed form, together with any affidavit on which such opposing Shareholders or creditors wish to rely at the hearing. The notice of appearance and affidavit must be served on the Company at least one day before the date fixed for the Second Court Hearing. Any change to this date will be announced through the NYSE and will also be notified on Tronox’s website at www.tronox.com.

8.17	Listing of New Tronox Shares on NYSE

It is a condition to the Redomicile Transaction that, prior to the Second Court Hearing, the New Tronox Shares have been approved for listing on the NYSE conditional only on the Schemes becoming effective.

The Company will submit to NYSE its supplemental listing application two weeks prior to the Implementation Date.

8.18	FIRB Approval

On July 17, 2018, the Company received written notification by FIRB on behalf of the Treasurer of the Commonwealth of Australia under the Australian Foreign Acquisitions and Takeovers Act 1975 to the effect that the Commonwealth Government has no objection under its foreign investment policy to:

(a)	New Tronox acquiring all the Shares under the Redomicile Transaction; and
(b)	Exxaro and Cristal acquiring interests in New Tronox under the Redomicile Transaction.
8.19	US regulatory matters
(a)	Registration Exemption

It is expected that the initial issuance of New Tronox Shares pursuant to the Schemes will qualify for a registration exemption available under section 3(a)(10) of the US Securities Act.

Prior to the Second Court Date, the Company will advise the Court of the existence and effects of section 3(a)(10) of the US Securities Act.

(b)	Deadline for Submitting Shareholder Proposals

Shareholders who, in accordance with SEC Rule 14a-8, wished to present proposals for inclusion in the 2019 proxy materials to be distributed in connection with the 2019 annual general meeting were required to submit their proposals so they were received by the Company Secretary at the address provided below no later than the close of business (5:00 p.m., US Eastern Standard Time) on December 19, 2018.

If the Redomicile Transaction is implemented, the New Tronox Articles will provide a special procedure should an eligible shareholder or shareholders desire to nominate a candidate for director or propose any other business at the 2019 annual general meeting outside of the process for inclusion of such nomination or proposal in the Proxy Statement. As required under the New Tronox Articles, to take advantage of the procedure for the 2019 annual general meeting, a shareholder would have to deliver notice of a director nomination to the Company Secretary at the address provided below not earlier than the 120th day, no later than the 90th day before the anniversary of the date of the 2018 annual general meeting of Tronox which was held on May 23, 2018. As a result, any nomination given by a shareholder pursuant to these provisions of the New Tronox Articles (and not pursuant to SEC Rule 14a-8) must be received no earlier than the close of business (5:00 p.m. US Eastern Standard Time) on January 23, 2019, and no later than the close of business (5:00 p.m., US Eastern Standard Time) on February 22, 2019, unless the 2019 annual general meeting date occurs more than 30 days before or 70 days after May 23, 2019. In that case, notice of the nomination must be received by the Company Secretary not earlier than close of business on the 120th day before the 2019 annual general meeting and not later than the close of business on the date that is the later of (i) the 90th day before the 2019 annual general meeting; or (ii) the 10th day following the day on which New Tronox first publicly announces the date of such meeting. The public announcement of an adjournment or postponement of an annual general meeting of shareholders shall not commence a new time period (or extend any time period) for the giving of a shareholder’s nomination as described above. The shareholder’s nomination must comply with applicable laws and the New Tronox Articles, which are available to shareholders free of charge upon request to the Company Secretary at the address provided below. The New Tronox Articles will also be available on New Tronox’s website at www.tronox.com as well as the website of Companies House in the UK at www.companieshouse.gov.uk.

The special procedure is in addition to the right of shareholders under the UK Companies Act to requisition a general meeting, which might be done for the purpose of electing or removing directors; or to requisition resolutions at the annual general meeting, which might also be done in order to appoint or remove directors. The requisitioning of a meeting could be achieved by shareholders representing at least 5% of the paid-up voting shares (excluding voting treasury shares) in New Tronox.

Requisitioning a resolution at the annual general meeting may be achieved by shareholders representing at least 5% of the total voting rights (excluding voting rights attached to any treasury shares) or by at least 100 shareholders with the right to vote on the resolution at the annual general meeting each of whom holds, on average, at least UK£100 of paid-up share capital. The notice must be received by New Tronox at least six weeks before the annual general meeting, or if later (i.e. than the six weeks), the time that the notice of the annual general meeting is given. Under English law, a board of directors may refuse to place a resolution on the agenda for the meeting in certain circumstances - for example, if the resolution purported to require the directors of New Tronox to act in a way that was inconsistent with the New Tronox Articles or to curtail the powers of the New Tronox directors without formally amending the powers vested in them by the New Tronox Articles.

If the Redomicile Transaction is not implemented, should an eligible Shareholder or Shareholders desire to nominate a candidate for Director or propose any other business at the 2019 annual general meeting outside of the process for inclusion of such nomination or proposal in the Proxy Statement, such Shareholder must give us timely written notice. As required under the Company’s Constitution, to be timely for the 2019 annual general meeting, a Shareholder’s notice of a Director nomination must be delivered to the Company Secretary at the address provided below not earlier than the 120th day, no later than the 90th day before the anniversary of the date of the 2018 annual general meeting of Tronox. As a result, any nomination given by a Shareholder pursuant to these provisions of the Constitution (and not pursuant to SEC Rule 14a-8) must be received no earlier than the close of business (5:00 p.m. US Eastern Standard Time) on January 23, 2019, and no later than the close of business (5:00 p.m., US Eastern Standard Time) on February 22, 2019, unless the 2019 annual general meeting date occurs more than 30 days before or 70 days after May 23, 2019. In that case, notice of the nomination must be received by the Company Secretary not earlier than close of business on the 120th day before the 2019 annual general meeting and not later than the close of business on the date that is the later of (i) the 90th day before the 2019 annual general meeting, or (ii) the 10th day following the day on which Tronox first publicly announces the date of such meeting. The public announcement of an adjournment or postponement of an annual general meeting of Shareholders shall not commence a new time period (or extend any time period) for the giving of a Shareholder’s nomination as described above. The Shareholder’s nomination must comply with applicable laws and the Constitution, which is available to Shareholders free of charge upon request to the Company Secretary at the address provided below. The Constitution is also available on the Company’s website at www.tronox.com.

If the Redomicile Transaction is not implemented, under the Australian Corporations Act, (i) Shareholders of the Company holding at least 5% of the votes that may be cast on the resolution; or (ii) at least 100 Shareholders entitled to vote at a general meeting may give notice to the Company proposing a resolution for consideration at the next general meeting that occurs more than two months after the notice is given. Under Australian law, the Board can refuse to place a resolution on the agenda at a meeting in certain circumstances, for example if the matter is not a matter for proper shareholder action because it concerns a matter exclusively vested in the Board.

Notice of intention to submit a nomination or other proposal at the 2019 annual general meeting and any request for a copy of the Constitution of the Company or the New Tronox Articles must be addressed to the Company Secretary at Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut, USA 06901.

(c)	Delivery of Information Memorandum to Shareholders Sharing an Address

You may receive this document as a Shareholder or as a beneficial owner of Shares. Each Shareholder will be sent their own copy of this Information Memorandum. SEC rules require us to provide this document to beneficial owners as well as Shareholders and permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more beneficial owners sharing the same address by delivering a single proxy statement or a single notice addressed to those beneficial owners. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple beneficial owners sharing an address unless contrary instructions have been received from the affected beneficial owners. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy materials by contacting the Company Secretary at Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut, USA 06901, +1 (203) 705-3800.

8.20	Consents and disclaimers of responsibility
(a)	Consent to be named

The following persons have given, and have not withdrawn before the time of this Information Memorandum’s registration by ASIC, written consent to be named in this Information Memorandum in the form and context in which they are named:

(i)	KPMG Financial Advisory Services (Australia) Pty Ltd as Independent Expert;
(ii)	Computershare Trust Company, N.A., Computershare Investor Services PLC and GTU Ops Inc.; and
(iii)	Okapi Partners LLC.
(b)	Consent to the inclusion of information

New Tronox has given and has not withdrawn, before the time of registration of this Information Memorandum with ASIC, its written consent to the inclusion of all information about New Tronox and all statements attributed to New Tronox in the form and context in which they appear.

The following person has given, and has not withdrawn before the time of this Information Memorandum’s registration by ASIC, written consent to inclusion of the following information in this Information Memorandum in the form and context in which the information is included, and to all references to such information in this Information Memorandum in the form and context in which the references appear:

(i)	KPMG Financial Advisory Services (Australia) Pty Ltd in respect of the Independent Expert’s Report in Annexure L.
(c)	Disclaimers of responsibility

None of the persons named in sections 8.20(a) and 8.20(b) above have authorized or caused the issue of this Information Memorandum.

None of the persons named in sections 8.20(a) and 8.20(b) above make, or purport to make, any statement in this Information Memorandum, or any statement upon which a statement in this Information Memorandum is based, other than a statement or report included in this Information Memorandum with the person’s consent as expressly specified in this section 8.20.

Each of the persons named in sections 8.20(a) and 8.20(b) above, to the maximum extent permitted by law, expressly disclaims and takes no responsibility for any part of this Information Memorandum, other than a reference to the person’s name in this section 8.20, or a statement or report that has been included in this Information Memorandum with the person’s consent as expressly specified in this section 8.20.

8.21	Material information

Except as set out in this Information Memorandum, there is no other information material to the making of a decision by a Shareholder whether or not to agree to the proposed Schemes, being information that is within the knowledge of any Director of the Company and that has not previously been disclosed to Shareholders.

Certain documents, described in section 5.9, have been incorporated by reference into this Information Memorandum under SEC rules and to satisfy SEC requirements. Where they contain information material to the making of a decision by a Shareholder whether or not to agree to the proposed Schemes (being information that is within the knowledge of any Director and has not previously been disclosed to Shareholders) the information is included in this Information Memorandum and has not been incorporated by reference.

8.22	Directors’ consent to lodgement

Each Director has given, and not withdrawn, his or her consent to the lodgement of this Information Memorandum as an information memorandum and an explanatory statement in relation to the Schemes with ASIC.

BY ORDER OF THE BOARD OF TRONOX LIMITED.

9.	GLOSSARY AND INTERPRETATION
9.1	Definitions

ABN means Australian Business Number.

Affiliate Nominee, in relation to a Shareholder Affiliate, means GTU Ops, Inc. as nominee for CTCNA on behalf of the Shareholder Affiliate.

Articles or New Tronox Articles means the articles of association proposed to be adopted by New Tronox prior to the Implementation Date.

ASIC means the Australian Securities and Investments Commission.

Associate means “Associate” as defined in section 12 of the Australian Corporations Act.

ATO means Australian Taxation Office.

AUD, A$ and $ means Australian currency, unless the context otherwise requires.

Australian Corporations Act means the Corporations Act 2001 (Cth).

Australian Tax Act means the Income Tax Assessment Act 1997 (Cth).

Australia-UK Double Tax Treaty means the Convention between the Government of Australia and the Government of the United Kingdom of Great Britain and Northern Ireland for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and on capital gains, dated 21 August, 2003.

Authority means:

(a)	any government or governmental, semi-governmental or local authority and any department, office, minister, commission, board or delegate or agency of any such government or authority;
(b)	any judicial or administrative entity or authority; and
(c)	any other authority, commission, board agency or other entity established or having power under statute or the listing rules of any recognised exchange.

Board means the Board of Directors of the Company.

Business Day means a day on which trading banks are open for business in New York, New York, United States of America, but does not include a Saturday, Sunday or any public holiday.

CGT means capital gains tax.

CGT Rollover Relief means CGT rollover relief pursuant to the provisions contained in subdivision 124-M of the Australian Tax Act.

Class A Deed Poll means the Deed Poll dated [•], 2019 executed by New Tronox in favor of the Class A Scheme Participants covenanting to provide the Scheme Consideration and to do all things necessary or expedient on its part to implement the Class A Scheme, a copy of which included as Annexure C.

Class A Scheme means the proposed scheme of arrangement under Part 5.1 of the Australian Corporations Act between the Company and the Class A Scheme Participants in the form of Annexure B, subject to any alterations or conditions made or required by the Court under section 411(6) of the Australian Corporations Act and approved in writing by each party.

Class A Scheme Meeting means the meeting of Class A Shareholders to be convened by the Court in relation to the Class A Scheme pursuant to section 411(1) of the Australian Corporations Act.

Class A Scheme Participant means each Class A Shareholder who is a Class A Shareholder as at the Scheme Record Date.

Class A Scheme Resolution means the resolution to approve the Class A Scheme to be considered by Class A Shareholders at the Class A Scheme Meeting the form of which is set out in the Class A Notice of Meeting in Annexure J.

Class A Shareholder means each person who is registered in the Share Register as a holder of one or more Class A Shares.

Class A Shares means class A ordinary shares in the Company.

Class B Deed Poll means the Deed Poll dated [•], 2019 executed by New Tronox in favor of the sole Class B Scheme Participant covenanting to provide the Scheme Consideration and to do all things necessary or expedient on its part to implement the Class B Scheme, a copy of which included as Annexure E.

Class B Scheme means the proposed scheme of arrangement under Part 5.1 of the Australian Corporations Act between the Company and the sole Class B Scheme Participant in the form of Annexure D, subject to any alterations or conditions made or required by the Court under section 411(6) of the Australian Corporations Act and approved in writing by each party.

Class B Scheme Meeting means the meeting of the sole Class B Shareholder to be convened by the Court in relation to the Class B Scheme pursuant to section 411(1) of the Australian Corporations Act.

Class B Scheme Participant means each Class B Shareholder who is a Class B Shareholder as at the Scheme Record Date.

Class B Scheme Resolution means the resolution to approve the Class B Scheme to be considered by the sole Class B Shareholder at the Class B Scheme Meeting the form of which is set out in the Class B Notice of Meeting in Annexure K.

Class B Shareholder means each person who is registered in the Share Register as a holder of one or more Class B Shares.

Class B Shares means class B shares in the Company.

Clearance Nominee means Cede & Co.

Company means Tronox Limited, ABN 91 153 348 111.

Company Secretary means the Company's company secretary.

Conditions Precedent means the conditions precedent specified in clause 3.1 of the Implementation Agreement and referred to in section 8.1(a).

Constitution means the Constitution of Tronox Limited.

Court means the Federal Court of Australia, or any other court of competent jurisdiction under the Australian Corporations Act.

Cristal means The National Titanium Dioxide Company Ltd., a limited company organised under the laws of the Kingdom of Saudi Arabia.

Cristal Seller means Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organised under the laws of the Netherlands and a wholly owned subsidiary of Cristal, or its nominee.

Cristal Shareholder Agreement means the shareholder agreement to be entered into by and between the Company, Cristal and Cristal Seller, amongst others, upon consummation of the Cristal Transaction if the Cristal Transaction is consummated before the Scheme Record Date.

Cristal Shareholder Parties means:

(a)	Cristal Seller and any person or entity to which New Tronox Shares may be transferred in accordance with the terms of the New Cristal Shareholder Agreement; or
(b)	Cristal Seller and any person or entity to which Shares may be transferred in accordance with the terms of the Cristal Shareholder Agreement,

as the context requires.

Cristal Transaction means the proposed acquisition by Tronox of the TiO2 business of Cristal pursuant to the Cristal Transaction Agreement.

Cristal Transaction Agreement or Transaction Agreement means the Transaction Agreement dated February 21, 2017 between the Company, Cristal and Cristal Seller, as amended by Amendment No. 1 to the Transaction Agreement dated March 1, 2018.

CTCNA means Computershare Trust Company, N.A.

Deeds Poll means the Class A Deed Poll and the Class B Deed Poll.

Director(s) means one or more directors of the Company.

DTC means The Depository Trust Company.

Effective means, when used in relation to the Schemes, the coming into effect, pursuant to section 411(10) of the Australian Corporations Act, of the Implementation Orders.

Effective Date means, when used in relation to the Schemes, the coming into effect, pursuant to section 411(10) of the Australian Corporations Act, of the orders of the Court made under section 411(4)(b) of the Australian Corporations Act, in relation to the Schemes.

End Date means the date that is six months after the date of the Implementation Agreement, or such later date as New Tronox and the Company may agree in writing.

EU means European Union.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exchange Agent means CTCNA acting as “Exchange Agent”.

Executive means an executive officer of the Company.

Exxaro means Exxaro Resources Limited, a company organised under the laws of South Africa.

Exxaro Mineral Sands Transaction Completion Agreement means the agreement so titled made between the Company, Tronox LLC, Tronox Global Holdings Pty Limited, Tronox UK Holdings Limited, New Tronox and Exxaro dated November 26, 2018, the principal terms of which are described in this Information Memorandum.

Exxaro Shareholder Agreement means the Shareholder's Deed by and between the Company, Exxaro and Thomas Casey, dated June 15, 2012.

FIRB means the Foreign Investment Review Board.

First Court Date means the date on which the First Court Hearing was held.

First Court Hearing means the Court hearing on the First Court Date at which the Court ordered the convening of the Scheme Meetings pursuant to section 411 of the Australian Corporations Act.

FTC means US Federal Trade Commission.

GAAP means Generally Accepted Accounting Principles.

Governmental Agency means any government or governmental, semi-governmental, administrative, financial, regulatory or judicial entity or authority. It also includes a self-regulatory organisation established under a statute or stock exchange.

HMRC means HM Revenue and Customs.

HRCC means the Human Resources and Compensation Committee of the Board.

IFRS means International Financial Reporting Standards.

Implementation Agreement means the Implementation Agreement dated [•], 2019 between New Tronox and the Company relating to the implementation of the Redomicile Transaction, being document included as Annexure A to this Information Memorandum.

Implementation Date means the date that is the “Implementation Date” under the Implementation Agreement.

Implementation Orders means the orders pursuant to section 411(4)(b) of the Australian Corporations Act to give effect to the Schemes, and any orders pursuant to give effect to such incidental, consequential and supplemental matters as are necessary to ensure that the Redomicile Transaction is fully and effectively carried out.

Independent Expert means KPMG Financial Advisory Services (Australia) Pty Ltd.

Independent Expert's Report means the report of the Independent Expert included as Annexure L of this Information Memorandum.

INEOS means INEOS Enterprises A.G.

Information Memorandum means this booklet, providing information to assist Shareholders in deciding how to vote on the Schemes.

IRS means US Internal Revenue Service.

KZN Sands means Tronox KZN Sands Proprietary Limited, which operates a mine situated in KwaZulu Natal, South Africa.

Last Practicable Date means November 28, 2018.

Meeting Record Date means [•] 2019, being the latest time and date for Shareholders to lodge completed proxy forms for, and for determining eligibility of Shareholders to vote at, the Scheme Meetings.

Multilateral Instrument means the OECD Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting.

Namakwa Sands means Tronox Mineral Sands Proprietary Limited, which operates a mine situated in the Northern Cape, South Africa.

New Cristal Shareholder Agreement means the shareholder agreement to be entered into by and between New Tronox, Cristal and Cristal Seller, amongst others, either:

(a)	if the Cristal Transaction is consummated before the Scheme Record Date, then prior to the Scheme Record Date; or
(b)	if the Cristal Transaction is consummated after the Scheme Record Date, then on the date of consummation of the Cristal Transaction,

and in either event, in the form or substantially in the form set out in Annexure H.

New Exxaro Shareholder Agreement means the Shareholder's Deed to be made by and between New Tronox and Exxaro, in the form or substantially in the form set out in Annexure I.

New Tronox means Tronox Holdings PLC, a company incorporated under the laws of England and Wales on October 31, 2018 with its registered office at 3rd Floor, 25 Bury Street, London, SW1Y 2AL and having registration number 11653089.

New Tronox Board means the Board of Directors of New Tronox.

New Tronox Director means a director of New Tronox.

New Tronox Share means a fully paid ordinary share having a nominal (i.e. par) value of US$0.01 in New Tronox.

NOL means Net Operating Loss.

non-DTC Scheme Consideration means the Scheme Consideration to which the non-DTC Scheme Participants become entitled under the Scheme.

non-DTC Scheme Participants means the Scheme Participants other than the Clearance Nominee.

NYSE means the New York Stock Exchange.

Option means an option to purchase Shares under Article VI of the Tronox MEIP in respect of Shares prior to completion of the Redomicile Transaction.

Redeemable Deferred Share means a redeemable deferred share in New Tronox having a nominal (i.e. par) value of UK£1.00.

Redomicile Transaction means the “top-hatting” redomicile of the Company to be effected by the Schemes pursuant to which the Company will become a wholly-owned subsidiary of New Tronox and each Scheme Participant will receive one New Tronox Share for each Share they hold.

Related Body Corporate has the meaning given in the Australian Corporations Act.

Relevant Instrument means, with respect to any person:

(a)	the certificate of incorporation, the constitution, the bylaws or other charter documents of that person;
(b)	any agreement, note, bond, security interest, indenture, deed of trust, contract, undertaking, lease or other instrument or obligation to which that person is a party, or by which its assets are bound or affected;
(c)	any authorisation, licence, permit or authority granted to or entered into by that person and that is material in the context that it is granted or entered into; or
(d)	any writ, order, decree, injunction, judgment, law, statute, rule or regulation applicable to that person or its assets, or by which it or they are bound or affected.

Required Consents means the consent, approval, permission or waiver of any third party (including any Governmental Agency) which, whether pursuant to a Relevant Instrument or otherwise, is required in connection with, or as a result of, the proposal or implementation of the Redomicile Transaction in order to avoid:

(a)	a material breach, material violation or material default occurring under a Relevant Instrument applicable to any party or any of its associates;
(b)	any other person becoming entitled to terminate, withdraw, accelerate or call for a material default under a Relevant Instrument applicable to any party or any of its associates;
(c)	any other person becoming entitled to amend the terms of a Relevant Instrument in a way which would materially adversely affect any party or any of its associates or which enables that other person to acquire any other right which would materially adversely affect any party or any of its associates; or
(d)	the creation of any security interest upon any of the assets or properties of any party or any of its associates.

Requisite Majority means in relation to each Scheme Resolution, approval by:

(a)	unless the Court orders otherwise, a majority in number of the Shareholders present and voting (either in person or by proxy) at the Scheme Meeting; and
(b)	at least 75% of the votes cast on the Scheme Resolution.

Restricted Stock Unit means a conditional share award granted under Article VII the Tronox MEIP in respect of Shares prior to the Redomicile Transaction.

Scheme means the Class A Scheme or the Class B Scheme, as appropriate, and Schemes means both the Class A Scheme and the Class B Scheme.

Scheme Consideration means the consideration which will be issued under clause 4 of each of the Schemes.

Scheme Meetings means the Class A Scheme Meeting and the Class B Scheme Meeting.

Scheme Participant means a Class A Scheme Participant or a Class B Scheme Participant.

Scheme Record Date means 5:00 p.m. (US Eastern Standard Time) on the day that is one Business Day prior to the Implementation Date, or on such earlier date as the Company and New Tronox may agree in writing.

Scheme Resolution means:

(a)	in respect of the Class A Scheme, the Class A Scheme Resolution; and
(b)	in respect of the Class B Scheme, the Class B Scheme Resolution.

SDRT means UK stamp duty reserve tax.

SEC means the US Securities and Exchange Commission.

Second Court Date means that day on which an application made to the Court for orders approving the Schemes pursuant to section 411(4)(b) of the Australian Corporations Act is heard, or, if the application is adjourned for any reason, the first day on which the adjourned application is heard.

Second Court Hearing means the Court hearing to be held on the Second Court Date at which the application to the Court to approve the Schemes is heard.

Share means a Class A share or a Class B share in the Company.

Share Register means the register of members of the Company maintained in accordance with the Australian Corporations Act.

Shareholder means each person who is registered in the Share Register as the holder of Shares.

Shareholder Affiliate means each of:

(a)	Exxaro; and
(b)	if either Shares or New Tronox Shares are issued to Cristal Seller (or its nominee) upon consummation of the Cristal Transaction, Cristal Seller (or its nominee).

Subscriber Shareholder means Jeffrey N. Neuman, Senior Vice President, General Counsel and Secretary of Tronox.

Takeover Code means the UK City Code on Takeovers and Mergers.

TiCl4 means titanium tetrachloride.

TiO2 means titanium dioxide.

Tronox means the Company, New Tronox or the Tronox Group as the context requires.

Tronox Group means the Company and its subsidiaries or New Tronox and its subsidiaries, as the context requires.

Tronox MEIP means the Tronox Management Equity Incentive Plan.

UK means United Kingdom.

UK£ means UK currency.

UK CGT means UK capital gains and corporation tax on chargeable gains.

UK Companies Act means the Companies Act 2006.

US means United States of America.

US$ or USD means US currency.

US Securities Act means the Securities Act of 1933, as amended.

ZAR means South African currency.

9.2	Interpretation

In this Information Memorandum (other than the Annexures):

(a)	All dates and times are in US Eastern Standard Time unless otherwise indicated.
(b)	Words and phrases not otherwise defined in this Information Memorandum have the meanings given to them under the Australian Corporations Act.
(c)	The singular includes the plural and vice versa. A reference to a person includes a reference to a corporation.
(d)	Headings are for ease of reference only, and do not affect the interpretation of this Information Memorandum.
(e)	A reference to a section is to a section in this Information Memorandum unless stated otherwise.
(f)	References to “we”, “us”, and “our” throughout this Information Memorandum are references to Tronox.

CORPORATE DIRECTORY

DIRECTORS	Ilan Kaufthal Daniel Blue Andrew P. Hines Wayne A. Hinman Peter Johnston Ginger Jones Mxolisi Mgojo Sipho Nkosi Jeffry Quinn
COMPANY SECRETARY	Jeffrey N. Neuman
PRINCIPAL OFFICE IN THE US	One Stamford Plaza 263 Tresser Boulevard, Suite 1100 Stamford, CT 06901, USA
REGISTERED OFFICE IN AUSTRALIA	Lot 22 Mason Road Kwinana Beach Western Australia, 6167 Australia
NYSE TICKER SYMBOL	TROX
WEBSITE ADDRESS	http://www.tronox.com

ANNEXURE A

Implementation Agreement

Tronox Limited
ABN 91 153 348 111

and

Tronox Holdings PLC

[         ], 2019

ANNEXURE

A	Class A Scheme
B	Class A Deed Poll
C	Class B Scheme
D	Class B Deed Poll

THIS AGREEMENT is made on                                  2019

BETWEEN:

(1)	Tronox Limited ABN 91 153 348 111 (Company); and
(2)	Tronox Holdings PLC, a company incorporated under the laws of England and Wales (New Tronox).

RECITALS:

(A)	The Company is a public company registered in Western Australia and is a company limited by shares.
(B)	As at November 28, 2018, the Company's issued share capital consisted of:
(1)	94,286,021 Class A Shares:
(i)	of which 94,002,420 are held by Cede & Co. (the Clearance Nominee) as nominee for The Depository Trust Company (DTC) having accepted deposits of such shares from participants in the DTC system; and
(ii)	the remainder of which are held by other persons; and
(2)	28,729,280 Class B Shares, all of which are held by Exxaro.
(C)	New Tronox's issued share capital comprises one fully paid ordinary share having a nominal value of US$0.01 and 50,000 redeemable deferred shares.
(D)	The Company proposes to undertake a corporate reconstruction under which New Tronox will acquire all the issued shares in the Company and become the new ultimate holding company of the Tronox Group.
(E)	The Company proposes to implement the Redomicile Transaction by two schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between the Company and the holders of the Class A Shares and a scheme of arrangement between the Company and the holder of the Class B Shares, under which:
(1)	New Tronox will be obliged to issue one fully paid up ordinary share having a nominal value of US$0.01 in the capital of New Tronox (New Tronox Share) to, or for the benefit of, the relevant Scheme Participant for each Class A Share or Class B Share required to be transferred by it to New Tronox under the relevant scheme; and
(2)	each Scheme Participant will be obliged to transfer its Class A Shares or Class B Shares to New Tronox.
(F)	The parties have agreed to implement the Redomicile Transaction on the terms of this agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION
1.1	Definitions

In this document:

Affiliate Nominee, in relation to a Shareholder Affiliate, means GTU Ops, Inc. as nominee for CTCNA on behalf of the Shareholder Affiliate.

ASIC means the Australian Securities and Investments Commission.

ASIC Policy means the regulatory policies, including Regulatory Guides issued by ASIC setting out its policy in relation to the interpretation and enforcement of relevant Corporations Act provisions, as in force at the date of this document.

associate has the meaning given in section 12 of the Corporations Act.

Authorisation means

(a)	an approval, authorisation, consent, declaration, exemption, licence, notarisation, permit or waiver, however it is described, including any renewal or amendment and any condition attaching to it from or by a Governmental Agency; and
(b)	in relation to anything that could be prohibited or restricted by law, if a Governmental Agency acts in any way within a specified period, the expiry of that period without that action being taken.

Board means the board of directors of the Company.

Business Day, unless specified otherwise, means a day on which trading banks are open in New York, New York, United States of America, but does not include a Saturday, Sunday or any public holiday.

Class A Deed Poll means the deed poll in the form of Annexure B (or in such other form as is agreed between the parties to this document).

Class A Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between the Company and the Class A Scheme Participants in the form of Annexure A, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act.

Class A Scheme Meeting means the meeting of Class A Shareholders to be convened by the Court in relation to the Class A Scheme pursuant to section 411(1) of the Corporations Act.

Class A Scheme Participant means each Class A Shareholder who is a Class A Shareholder as at the Scheme Record Date.

Class A Share means a share in the Company issued with all of the rights attaching to and provided for a “Class A share” in the constitution of the Company.

Class A Shareholder means each person who is registered in the Share Register as a holder of one or more Class A Shares.

Class B Deed Poll means the deed poll in the form of Annexure D (or in such other form as is agreed between the parties to this document).

Class B Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between the Company and the sole Class B Scheme Participant in the form of Annexure C, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act.

Class B Scheme Meeting means the meeting of the sole Class B Shareholder to be convened by the Court in relation to the Class B Scheme pursuant to section 411(1) of the Corporations Act.

Class B Scheme Participant means each Class B Shareholder who is a Class B Shareholder as at the Scheme Record Date.

Class B Share means a share in the Company issued with all of the rights attaching to and provided for a “Class B share” in the constitution of the Company.

Class B Shareholder means each person who is registered in the Share Register as a holder of one or more Class B Shares.

Clearance Nominee means Cede & Co., as nominee for DTC.

Conditions Precedent means the conditions precedent in clause 3.1.

Corporations Act means the Corporations Act 2001 (Cth).

Corporations Regulations means the Corporations Regulations 2001 (Cth).

Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act.

Cristal means The National Titanium Dioxide Company Ltd., a limited company organised under the laws of the Kingdom of Saudi Arabia.

Cristal Seller means Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organised under the laws of the Netherlands and a wholly owned subsidiary of Cristal.

Cristal Transaction means the acquisition by Tronox of the TiO2 business of Cristal pursuant to the Transaction Agreement dated February 21, 2017 between the Company, Cristal and the Cristal Seller, as amended by Amendment No. 1 to the Transaction Agreement, dated March 1, 2018.

CTCNA means Computershare Trust Company, N.A.

Deeds Poll means the Class A Deed Poll and Class B Deed Poll.

DTC means The Depository Trust Company.

DTC Participant means an entity who is a Participant as defined in the Rules and By-Laws of DTC, as most recently published in August 2018.

Effective means, when used in relation to a Scheme, the coming into effect, pursuant to section 411(10) of the Corporations Act, of the Implementation Orders.

End Date means the date that is six months after the execution of this Implementation Agreement, or such later date as the parties may agree in writing.

Exchange Agent means CTCNA acting as “Exchange Agent”.

Exxaro means Exxaro Resources Limited, a corporation organised under the laws of South Africa.

Governmental Agency means any government or governmental, semi-governmental, administrative, fiscal, regulatory or judicial entity or authority. It also includes a self-regulatory organisation established under a statute or stock exchange.

GST means goods and services tax or similar value added tax levied or imposed in Australia under the GST Law or otherwise on a supply.

GST Law has the same meaning given to that expression in A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Implementation Date means a date to be determined by the Company which is a date that is not more than one month after the Schemes become Effective (or in default of a determination being made by the Company, the date that is one month after the Schemes become Effective).

Implementation Orders means the orders pursuant to section 411(4)(b) of the Corporations Act in relation to the Schemes.

Independent Expert means KPMG Financial Advisory Services (Australia) Pty Ltd.

Independent Expert’s Report means the report to be provided by the Independent Expert in relation to the Class A Scheme in accordance with the Corporations Regulations.

Information Memorandum means the:

(a)	explanatory statement prepared or to be prepared by the Company in respect of the Schemes; and
(b)	notices of meeting regarding the Schemes,

to be approved by the Court and dispatched to Shareholders.

Letter of Transmittal means a notice to be issued by the Exchange Agent in accordance with clause 4.3.

New Exxaro Shareholder Agreement means the shareholders' agreement to be made by and between New Tronox and Exxaro, in the form or substantially in the form set out in Annexure I of the Information Memorandum.

New Tronox Articles means the articles of association of New Tronox.

New Tronox Share means one fully paid share in New Tronox having a nominal value of $US0.01 to be issued in connection with the Schemes.

non-DTC Scheme Consideration means the Scheme Consideration to which the non-DTC Scheme Participants become entitled under the Scheme.

non-DTC Class A Scheme Participants means the Class A Scheme Participants other than the Clearance Nominee.

non-DTC Scheme Participants means the non-DTC Class A Scheme Participants and the Class B Scheme Participant.

NYSE means the New York Stock Exchange.

NYSE Listing Rules means the New York Stock Exchange Listed Company Manual.

Register means the Company's register of members.

Regulatory Approvals means the consents, approvals, clearances, decisions and determinations referred to in clause 3.1(d).

Redomicile Transaction means the “top-hatting” redomicile of the Company to be effected by the Schemes pursuant to which the Company will become a wholly-owned subsidiary of New Tronox and each Scheme Participant will receive one New Tronox Share for each Share they hold.

Relevant Instrument means, with respect to any person:

(a)	the certificate of incorporation, the constitution, the by-laws or other charter documents of that person;
(b)	any agreement, note, bond, security interest, indenture, deed of trust, contract, undertaking, ease or other instrument or obligation to which that person is a party or by which its assets are bound or affected;
(c)	any authorisation, licence, permit or authority that is granted to, or entered into by, that person and that is material in the context that it is granted or entered into; or
(d)	any writ, order, decree, injunction, judgment, law, statute, rule or regulation applicable to that person or its assets, or by which it or they are bound or affected.

Relevant Nominee means:

(a)	in respect of a Shareholder Affiliate, the Affiliate Nominee; and
(b)	in respect of each other Scheme Participant, the Clearance Nominee.

Required Consents means the consent, approval, permission or waiver of any third party (including any Governmental Agency) which, whether pursuant to a Relevant Instrument or otherwise, is required in connection with, or as a result of, the proposal or implementation of the Redomicile Transaction in order to avoid:

(a)	a material breach, material violation or material default occurring under a Relevant Instrument applicable to any party or any of its associates;
(b)	any other person becoming entitled to terminate, withdraw, accelerate or call for a material default under a Relevant Instrument applicable to any party or any of its associates;
(c)	any other person becoming entitled to amend the terms of a Relevant Instrument in a way which would materially adversely affect any party or any of its associates, or which enables that other person to acquire any other right which would materially adversely affect any party or any of its associates; or
(d)	the creation of any security interest upon any of the assets or properties of any party or any of its associates.

Scheme means the Class A Scheme or Class B Scheme, as appropriate, and Schemes means both the Class A Scheme and the Class B Scheme.

Scheme Consideration means the consideration to be provided by New Tronox under the Schemes in accordance with the Deeds Poll, being the consideration due to each Scheme Participant under the relevant Scheme in accordance with clause 4.1.

Scheme Meetings means the Class A Scheme Meeting and the Class B Scheme Meeting.

Scheme Participants means Class A Scheme Participants and Class B Scheme Participants.

Scheme Record Date means 5:00 p.m. (US Eastern Standard Time) on the day that is one Business Day prior to the Implementation Date, or on such earlier date as the Company and New Tronox may agree in writing.

SEC means the US Securities and Exchange Commission.

Second Court Date means the day on which the Court makes orders pursuant to section 411(4)(b) of the Corporations Act approving the Schemes.

Share means a Class A Share or Class B Share.

Shareholder means each Class A Shareholder and Class B Shareholder.

Shareholder Affiliate means each of:

(a)	Exxaro; and
(b)	if Shares have been issued to Cristal Seller (or its nominee) upon Closing of the Cristal Transaction before the Scheme Record Date, Cristal Seller (or its nominee).

Share Register means the register of members of the Company maintained in accordance with the Corporations Act.

Subscriber Shareholder means Jeffrey N. Neuman, Senior Vice President, General Counsel and Secretary of Tronox, currently the sole member of New Tronox.

UK Companies Act means the Companies Act 2006.

1.2	Interpretation

In this agreement, headings are for convenience only and do not affect the interpretation of this agreement, and unless the context otherwise requires:

(a)	a word or expression to which a meaning is attributed in the Corporations Act will bear that meaning;
(b)	words importing the singular include the plural and vice versa;

(c)	words importing a gender include any gender;
(d)	other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;
(e)	an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;
(f)	a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this agreement, and a reference to this agreement includes any annexure, exhibit and schedule to this agreement;
(g)	a reference to a statute, regulation, proclamation, ordinance or by-law includes all statues, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;
(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;
(i)	a reference to a party to a document includes that party's successors and permitted assigns;
(j)	no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;
(k)	a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;
(l)	the word “includes” in any form is not a word of limitation; and
(m)	a reference to any time is a reference to that time in Australian Eastern Standard Time.
2.	AGREEMENT TO IMPLEMENT REDOMICILE TRANSACTION
(a)	The Company agrees to propose the:
(i)	Class A Scheme to the Class A Shareholders; and
(ii)	Class B Scheme to the Class B Shareholder,

in accordance with the requirements of Part 5.1 of the Corporations Act and applicable ASIC Policy.

(b)	New Tronox must comply with its obligations under this agreement, the Schemes and the Deeds Poll, and provide the Company with all assistance reasonably necessary to implement the Redomicile Transaction.
(c)	The parties must co-operate with each other to provide all assistance as is reasonably necessary (including the provision of information and documents) for the implementation of the Redomicile Transaction, including the seeking of all Required Consents and other approvals required in connection with the Redomicile Transaction.
3.	CONDITIONS PRECEDENT
3.1	Conditions Precedent

The Schemes will not become Effective unless each of the following conditions precedent is satisfied (or deemed to be satisfied) or waived in accordance with this agreement:

(a)	(Scheme Participants Approval) each Scheme is approved by:
(i)	in the case of the Class A Scheme – a resolution:
(A)	unless the Court orders otherwise, passed by a majority in number of the holders of the Class A Shares present and voting (either in person or by proxy); and

(B)	passed by 75% of the votes cast on the resolution; and
(ii)	in the case of the Class B Scheme – a resolution:
(A)	unless the Court orders otherwise, passed by a majority in number of the holders of the Class B Shares present and voting (either in person or by proxy); and
(B)	passed by 75% of the votes cast on the resolution;
(b)	(Court Approval) the Court approves both Schemes in accordance with the Corporations Act;
(c)	(NYSE listing) before 8:00 a.m. on the Second Court Date, NYSE approves New Tronox for admission to the NYSE conditional only on the Schemes becoming Effective and New Tronox providing to NYSE further information required for NYSE approval;
(d)	(Regulatory Approvals) before 8:00 a.m. on the Second Court Date, all Authorisations which the Company and New Tronox agree in writing are necessary for implementation of the Scheme are obtained or received;
(e)	(Required Consents) before 8:00 a.m. on the Second Court Date, all Required Consents which the Company and New Tronox agree are necessary to implement the Redomicile Transaction are obtained or received, without the imposition of any term or condition unsatisfactory to the parties acting reasonably;
(f)	(No restraints) at 8:00 a.m. on the Second Court Date, there exists no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or any other legal restraint or prohibition, that prevents the Redomicile Transaction from being implemented;
(g)	(the Exchange Agent) before 8:00 a.m. on the Second Court Date, the Exchange Agent has agreed to act in such role and hold the benefit of the non-DTC Scheme Consideration which is issued to the Clearance Nominee for the respective non-DTC Scheme Participants entitled thereto, and to issue to each such non-DTC Scheme Participant (and to comply with the terms of) a Letter of Transmittal in accordance with clause 4.2(b)(ii), and carry out such other functions as are required by the Exchange Agent to give effect to this agreement;
(h)	(the Affiliate Nominee) before 8:00 a.m. on the Second Court Date, each Shareholder Affiliate and CTCNA have agreed that the Affiliate Nominee will act in such role and hold the benefit of the non-DTC Scheme Consideration which is to be issued to the Affiliate Nominee for the benefit of the relevant Shareholder Affiliate, on terms acceptable to each of them and the Company;
(i)	(New Exxaro Shareholder Agreement) before 8:00 a.m. on the Second Court Date, New Tronox and Exxaro have entered into the New Exxaro Shareholder Agreement; and
(j)	(New Tronox Shareholder Approvals) before 8:00 a.m. on the Second Court Date, the Subscriber Shareholder has resolved to:
(i)	adopt articles of association substantially in the form set out in Annexure G of the Information Memorandum, with effect from the Implementation Date;
(ii)	authorise the directors of New Tronox to allot New Tronox Shares;
(iii)	dissapply pre-emption rights that would otherwise apply under the UK Companies Act 2006 in respect of the issue of New Tronox Shares;
(iv)	grant New Tronox authority to repurchase its ordinary shares on the NYSE as contemplated in the Information Memorandum, or as otherwise agreed between the parties;
(v)	grant New Tronox authority to repurchase shares held by Exxaro as contemplated in the Information Memorandum, or as otherwise agreed between the parties;

(vi)	capitalise the amount standing to the credit of the merger reserve created as a result of the Redomicile Transaction and apply such amount in paying up in full at par one non-voting bonus share of a nominal value equal to the size of the merger reserve;
(vii)	authorise the directors of New Tronox to allot the one non-voting bonus share to the Subscriber Shareholder upon terms that it is paid up in full by the capitalisation of the merger reserve;
(viii)	cancel the non-voting bonus share to be allotted to the Subscriber Shareholder and to authorise the directors of New Tronox to apply to the courts of England and Wales to seek approval of such cancellation in order to create distributable reserves; and
(ix)	reconstitute the board of directors of New Tronox with effect from immediately after implementation so that the board of directors of New Tronox is the same as the board of directors of the Company immediately prior to implementation.
3.2	Benefit and waiver of Conditions Precedent
(a)	Each of the Conditions Precedent is for the benefit of both the Company and New Tronox, and a breach or non-fulfilment of any of those Conditions Precedent can only be waived with the written consent of both parties specifying which Condition(s) Precedent is (are) waived.
(b)	A party entitled to waive a Condition Precedent under this clause 3.2 may do so in its absolute discretion.
(c)	Each party must use its best endeavours to procure that each of the Conditions Precedent for which that party is responsible is satisfied to allow the Schemes to be considered by the Court on the Second Court Date, or, in any event, no later than the End Date.
3.3	Status of Conditions Precedent

Each party must:

(a)	co-operate with the other in satisfying the Conditions Precedent, and keep the other informed of the status of each of the Conditions Precedent for which it is responsible; and
(b)	promptly give notice to the other if it becomes aware that any Condition Precedent has not been satisfied or has failed, or if there is any event which will or is reasonably likely to prevent that Condition Precedent from being satisfied.
3.4	Certificates

Each of the parties must provide to the Court on the Second Court Date a certificate confirming whether or not all Conditions Precedent have been satisfied or waived.

4.	REDOMICILE TRANSACTION STEPS
4.1	Schemes

Subject to clause 3.1, on the Implementation Date, the Schemes will be implemented as follows and in the following order:

(a)	New Tronox will allot and issue to the Relevant Nominee one New Tronox Share for every Class A Share held by the Class A Scheme Participant at the Scheme Record Date;
(b)	New Tronox will allot and issue to the Affiliate Nominee one New Tronox Share for every Class B Share held by the Class B Scheme Participant at the Scheme Record Date; and
(c)	all of the Shares will be transferred to New Tronox and the Company will register that transfer.
4.2	New Tronox steps on implementation
(a)	On the Implementation Date, New Tronox must enter each Relevant Nominee in the New Tronox share register as the holder of all New Tronox Shares issued to the Relevant Nominee as Scheme Consideration under clause 4.1.

(b)	New Tronox must, as soon as reasonably practicable after the Implementation Date:
(i)	if required by applicable law, issue a share certificate to each Relevant Nominee for all New Tronox Shares issued to it; and
(ii)	procure the dispatch by the Exchange Agent of a Letter of Transmittal to each non-DTC Class A Scheme Participant other than an Affiliate in accordance with clause 4.3.
(c)	Immediately after implementation of the Schemes, New Tronox must reconstitute its board of directors so that the board of directors of New Tronox is the same as the board of directors of the Company immediately prior to implementation.
(d)	As soon as reasonably practicable after the Implementation Date, New Tronox must apply to the Courts of England and Wales to undertake a capital reduction in order to create distributable reserve as contemplated in the Information Memorandum.
4.3	Letter of Transmittal
(a)	Each of New Tronox and the Company must procure the Exchange Agent, as soon as practicable after the Implementation Date, to:
(i)	issue a Letter of Transmittal in a form approved by the Company to each non-DTC Class A Scheme Participant with a registered address in Australia, the United States or the United Kingdom which provides that:
(A)	the Scheme Participant may elect to:
(aa)	have registered in his or her name, or the name of his or her designee (being resident in Australia, the United States or the United Kingdom), the New Tronox Share(s) issued to the Clearance Nominee in respect of that Scheme Participant under clause (a): or
(bb)	have the interest in those New Tronox Shares credited to the account of a DTC Participant nominated by the Scheme Participant (provided that the Scheme Participant has an account with the DTC Participant); and
(B)	either:
(aa)	if the Scheme Participant holds its Shares in uncertificated form and does not respond in accordance with the instructions on the Letter of Transmittal (or correct a deficiency in any response) to the reasonable satisfaction of the Exchange Agent, the Exchange Agent may cause the relevant New Tronox Shares to be registered directly in the name of the Scheme Participant; or
(bb)	if the Scheme Participant holds its Shares in certificated form, will not be registered directly in the Scheme Participant's own name in the absence of the Scheme Participant returning the certificate(s) or otherwise complying with the relevant requirements of the Letter of Transmittal, and may become subject to laws relating to unclaimed property; and
(ii)	issue a Letter of Transmittal to each non-DTC Class A Scheme Participant, other than any Shareholder Affiliate, with a registered address in a jurisdiction outside of Australia, the United States and the United Kingdom which provides that:
(A)	in respect of those New Tronox Share(s) issued to the Clearance Nominee in respect of that Scheme Participant under clause 4.1(a), the Scheme

Participant may have its book entry interest in those New Tronox Shares credited to the account of a DTC Participant nominated by the Scheme Participant (provided that the Scheme Participant has an account with the DTC Participant); and

(B)	if the Scheme Participant does not respond in accordance with the instructions on the Letter of Transmittal (or correct a deficiency in any response) to the reasonable satisfaction of the Exchange Agent, the Exchange Agent (or its nominee) will sell those New Tronox Shares (including through the DTC system) at the time, in the manner and on the terms the Exchange Agent thinks fit (and at the risk of the Scheme Participant) and the Exchange Agent will then pay to that Scheme Participant the proceeds received after deducting any applicable fees, brokerage, taxes and charges, where permitted by applicable law.
(b)	Each of New Tronox and the Company agree to do all things within its power and control to procure that the Exchange Agent complies with the terms of the Letters of Transmittal.
(c)	The format and terms of the Letter of Transmittal will be agreed between the Company, New Tronox and the Exchange Agent.
5.	IMPLEMENTATION OF THE REDOMICILE TRANSACTION
5.1	Obligations of the Company

The Company must take all reasonable steps to propose and implement the Schemes, including taking each of the following steps:

(a)	(Information Memorandum) prepare an Information Memorandum which:
(i)	complies with all applicable laws, the NYSE Listing Rules and applicable ASIC Policy;
(ii)	includes the Independent Expert's Report, the Schemes, notices of meeting and proxy forms;
(iii)	unless the Independent Expert does not conclude that the Class A Scheme is in the best interests of Class A Scheme Participants, includes a statement that the Board unanimously recommends that all Scheme Participants vote in favour of the Schemes; and
(iv)	is updated by all such further or new information which may arise after the Information Memorandum has been despatched until the date of the Scheme Meetings which is necessary to ensure that the Information Memorandum is not misleading or deceptive in any material respect (whether by omission or otherwise);
(b)	(Independent Expert's Report) promptly (to the extent it has not already done so) appoint and brief the Independent Expert to prepare a report on the Class A Scheme in accordance with the requirements of the Corporations Act, the Corporations Regulations and applicable ASIC Policy;
(c)	(SEC) file a proxy statement with the SEC in accordance with Regulation 14A under the United States Securities Exchange Act of 1934, as amended;
(d)	(draft for ASIC review) provide a draft of the Information Memorandum to ASIC as contemplated in section 411(2) of the Corporations Act;
(e)	(Court Direction) apply to the Court for orders under section 411(1) of the Corporations Act directing the Company to convene the Scheme Meetings;
(f)	(Registration with ASIC) request ASIC to register the Information Memorandum in accordance with section 412 of the Corporations Act;

(g)	(Scheme Meetings) subject to any of the orders of the Court, promptly convene the Scheme Meetings in accordance with the Court orders referred to in clause (e), provided that if this document is terminated under clause 7, the Company will take all steps reasonably required to ensure the Scheme Meetings are not held;
(h)	(Section 411(17)(b) Statement) apply to ASIC for the production of a statement pursuant to section 411(17)(b) of the Corporations Act stating that ASIC has no objection to either Scheme;
(i)	(Court Approval) as soon as practicable after Shareholders have approved the Schemes at the Scheme Meetings, apply to the Court for the Implementation Orders;
(j)	(Lodge Copy of Court Orders) lodge with ASIC an office copy of the Implementation Orders;
(k)	(Transfer of Shares) on the Implementation Date, register the transfer of Shares to New Tronox in accordance with the Schemes; and
(l)	(Listing on NYSE) use its best endeavours to procure, by the Implementation Date, the listing of New Tronox Shares on NYSE.
5.2	Obligations of New Tronox

In addition to its obligations under clauses 4.2 and 4.3, New Tronox must take all reasonable steps to implement the Schemes, including taking each of the following steps:

(a)	(New Tronox Information) promptly provide to the Company for inclusion in the Information Memorandum all information relating to New Tronox and New Tronox Shares as is required for the Company to prepare the Information Memorandum in accordance with clause 5.1 (including giving its consent to the form and context in which that information appears in the Information Memorandum), and ensure that all such information provided is complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise);
(b)	(Independent Expert Information) provide all assistance and information reasonably requested by the Company or by the Independent Expert in connection with the preparation of the Independent Expert’s Report;
(c)	(Supplementary Information) promptly provide to the Company any information which may arise after the Information Memorandum has been prepared necessary to ensure that the Information Memorandum, when despatched, is complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise);
(d)	(Deeds Poll) prior to the despatch of the Information Memorandum, execute each of the Deeds Poll;
(e)	(Issue of New Tronox Shares) do all things necessary to enable the New Tronox Shares to be allotted and issued in accordance with the Schemes and this agreement; and
(f)	(NYSE Listing) make application for and use its best endeavours to obtain, by the Implementation Date, the listing of New Tronox Shares on the NYSE.
6.	REPRESENTATIONS AND WARRANTIES

Each party represents and warrants to the other that, except as disclosed in writing prior to execution of this agreement:

(a)	it is a validly existing corporation registered under the laws of its place of incorporation;
(b)	the execution and delivery of this agreement by it has been properly authorised by all necessary corporate action, and it has full corporate power and lawful authority to execute and deliver this agreement and to perform or cause to be performed its obligations under this agreement;
(c)	(subject to laws generally affecting creditors' rights and the principles of equity) this agreement constitutes legal, valid and binding obligations on it, and execution and performance of this agreement will not result in a breach of or default under its constitution or other formation documents, any agreement or deed, any writ, order or injunction or any rule or regulation to which it is a party, or by which it is bound (except for such breaches or defaults as would not have a material adverse effect on the consolidated financial position of it) or require that it obtain any consent, approval, authorisation or permit from any Governmental Agency, except for the Regulatory Approvals and consents under commercial agreements with Governmental Agencies;

(d)	all information provided by it to the Independent Expert will be provided in good faith and on the understanding that the Independent Expert will rely on such information for the purposes of producing its report for the Information Memorandum; and
(e)	all information provided by it for inclusion in the Information Memorandum will be included in good faith, and will be complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise).
7.	TERMINATION
7.1	Company right of termination

This agreement may be terminated at any time by the Company by giving written notice to New Tronox.

7.2	Termination for breach

This agreement may be terminated at any time prior to 8:00 a.m. on the Second Court Date by either party if:

(a)	the other party is in material breach of any clause of this agreement before the Second Court Date;
(b)	the non-defaulting party has given notice to the other party specifying the breach and stating an intention to terminate this agreement; and
(c)	the breach has not been remedied within five Business Days (or any shorter period ending at 5:00 p.m. on the last Business Day before the Second Court Date) from the date a notice under this clause is given.
7.3	No-fault termination

This agreement may be terminated by either party by written notice to the other party if the Schemes have not become Effective on or before the End Date, and may also be terminated at any time prior to 8:00 a.m. on the Second Court Date by either party if:

(a)	the resolution submitted to either Scheme Meeting is not approved by the requisite majorities;
(b)	the Court refuses to make orders convening either Scheme Meeting or approving either Scheme, and an appeal (if any) from such Court decision fails;
(c)	the Court or other Governmental Agency has issued an order, decree or ruling or taken other action which permanently restrains or prohibits either Scheme;
(d)	any of the Conditions Precedent is not satisfied and has not been duly waived; or
(e)	the Independent Expert opines that the Class A Scheme is not in the best interest of the Class A Scheme Participants.
7.4	Effect of termination

Termination of this agreement does not affect any accrued rights arising from a breach of this agreement prior to termination, and clauses 1 and 9 survive termination.

7.5	End Date

Without limiting any other provision of this agreement, this agreement may be terminated at any time by either party if the End Date has passed without both Schemes becoming Effective.

8.	NOTICES
8.1	Business Day

For the purposes of this clause 8, Business Day means a day on which banks are open for business in the location in which the notice is to be received and does not include a Saturday, Sunday or any public holiday in that location.

8.2	Notices

Any communication under or in connection with this agreement:

(a)	must be in writing;
(b)	must be addressed as shown below:

the Company

Address: 263 Tresser Boulevard, Suite 1100, Stamford, CT 06901, USA
Email: jeffrey.neuman@tronox.com

For the attention of: Senior Vice President, General Counsel and Corporate Secretary

New Tronox

Address: 263 Tresser Boulevard, Suite 1100, Stamford, CT 06901, USA
Email: jeffrey.neuman@tronox.com

For the attention of: Senior Vice President, General Counsel and Corporate Secretary

(or as otherwise notified by that party to the other party from time to time);

(c)	must be signed by the party making the communication, or by a person duly authorised by that party;
(d)	must be delivered or posted by prepaid post to the address, or sent by email address of the addressee, in accordance with this clause; and
(e)	will be deemed to be received by the addressee:
(i)	(in the case of prepaid post) on the third Business Day after the date of posting;
(ii)	(in the case of email) when the addressee's email system logs the email message as having been received provided the receipt of the email has not been acknowledged by an autoreply email or an error message; and
(iii)	(in the case of delivery by hand) on delivery at the address of the addressee as provided in this clause, unless that delivery is not made on a Business Day, or after 5:00 p.m. on a Business Day, in which case that communication will be deemed to be received at 9:00 a.m. on the next Business Day.
9.	GST
(a)	Unless expressly included, the consideration for any supply under or in connection with this agreement does not include GST.
(b)	If any supply made by one party to another party (Recipient) under or in connection with this agreement is a taxable supply for which a tax invoice has been provided to the Recipient, then the Recipient must pay, in addition to the consideration to be provided under this agreement, for that supply (unless it expressly includes GST) an amount equal to the amount of that consideration (or its GST exclusive market value) multiplied by the rate at which GST is imposed in respect of the supply.
(c)	The amount of GST payable in accordance with this clause 9 will be paid at the same time and in the same manner as the consideration otherwise payable for the supply is provided.

10.	GENERAL
10.1	Stamp duty

New Tronox must pay all stamp duties (if any), and any fines and penalties with respect to stamp duty, in respect of this agreement or the Schemes, or the steps to be taken under this agreement or the Schemes.

10.2	Legal costs

Except as otherwise provided in this agreement, the Company will pay the costs and expenses in connection with the negotiation, preparation, execution and performance of this agreement and the Schemes (including those of New Tronox).

10.3	Amendment

This agreement may only be varied by a document signed by or on behalf of each of the parties.

10.4	Waiver
(a)	Failure to exercise or enforce, a delay in exercising or enforcing or the partial exercise or enforcement of, any right, power or remedy provided by law or under this agreement by either party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this agreement.
(b)	Any waiver or consent given by either party under this agreement will be effective and binding on that party only if given or confirmed in writing by that party.
(c)	No waiver of a breach of any term of this agreement will operate as a waiver of another breach of that term, or as a waiver of a breach of any other term of this agreement.
10.5	Rights cumulative

The rights and remedies provided in this agreement are in addition to other rights and remedies given by law independently of this agreement.

10.6	Consents

Any consent referred to in, or required under, this agreement from either party may not be unreasonably withheld, unless this agreement expressly provides for that consent to be given in that party's absolute discretion.

10.7	Further steps

Each party must promptly do whatever the other party reasonably requires of it to give effect to this agreement and to perform its obligations under this agreement.

10.8	Governing law and jurisdiction
(a)	This document is governed by and is to be construed in accordance with the laws in Western Australia.
(b)	Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Western Australia, and of any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in such courts.
10.9	Assignment

A party cannot assign, novate or otherwise transfer any of its rights or obligations under this agreement without the prior written consent of the other party.

10.10	Counterparts

This agreement may consist of a number of counterparts, and, if so, the counterparts taken together constitute one document.

10.11	Entire understanding

To the extent permitted by law, in relation to the subject matter of this agreement, this agreement:

(a)	embodies the entire understanding of the parties, and constitutes the entire terms agreed upon between the parties; and
(b)	supersedes any prior agreement (whether or not in writing) between the parties.
10.12	No merger

The rights and obligations of the parties will not merge on completion of any transaction under this agreement. The rights and obligations of the parties will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

EXECUTED as an agreement.

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED by TRONOX LIMITED:

Signature of director	Signature of director/secretary

Name	Name
EXECUTED by TRONOX HOLDINGS PLC:

Signature of director

Name

[Annexures A-D of this Implementation Agreement have been intentionally ommitted. They are set out as Annexures B-E of the Information Memorandum]

ANNEXURE B

Class A Scheme

Scheme pursuant to section 411 of the Corporations Act

Tronox Limited
ABN 91 153 348 111

and

Each Class A Scheme Participant

[         ], 2019

Annexure
A	Class A Scheme Transfer

BETWEEN:

(1)	Tronox Limited ABN 91 153 348 111 (Company); and
(2)	Each Scheme Participant.

RECITALS:

(A)	The Company is a public company registered in Western Australia and is a company limited by shares.
(B)	As at November 28, 2018, the Company's issued share capital consisted of:
(1)	94,286,021 Class A Shares:
(i)	of which 94,002,420 are held by Cede & Co. (the Clearance Nominee) as nominee for The Depository Trust Company (DTC) having accepted deposits of such shares from participants in the DTC system; and
(ii)	the remainder of which are held by other persons; and
(2)	28,729,280 Class B Shares, all of which are held by Exxaro.
(C)	Tronox Holdings PLC (New Tronox) is a company incorporated under the laws of England and Wales.
(D)	The Company proposes to undertake a corporate reconstruction under which New Tronox will acquire all the issued shares in the Company and become the new ultimate holding company of the Tronox Group (Redomicile Transaction).
(E)	The Company and New Tronox have entered into the Implementation Agreement for the Redomicile Transaction. In accordance with the Implementation Agreement, the Company proposes to implement the Redomicile Transaction by two schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between the Company and the holders of the Class A Shares and a scheme of arrangement between the Company and the holder of the Class B Shares, under which:
(1)	New Tronox will be obliged to issue one fully paid up ordinary share having a nominal value of US$0.01 in the capital of New Tronox (New Tronox Share) to, or for the benefit of, the relevant Scheme Participant for each Class A Share or Class B Share required to be transferred by it to New Tronox under the relevant scheme; and
(2)	each Scheme Participant will be obliged to transfer its Class A Shares or Class B Shares to New Tronox.
(F)	This document sets out the terms and conditions of this Class A Scheme.
(G)	New Tronox has entered into the Class A Deed Poll for the purpose of covenanting in favour of Class A Scheme Participants to provide the consideration to the Class A Scheme Participants under this Class A Scheme, to comply with its obligations under the Implementation Agreement and to do all things necessary or expedient on its part to implement the Class A Scheme.

OPERATIVE PROVISIONS

1.	INTERPRETATION
1.1	Definitions

The following definitions apply in this document.

Affiliate Nominee, in relation to the Shareholder Affiliate (if any), means GTU Ops, Inc. as nominee for CTCNA on behalf of the Shareholder Affiliate.

Class A Share means a share in the Company issued with all of the rights attaching to and provided for a “Class A share” in the constitution of the Company.

Clearance Nominee means Cede & Co., as nominee for DTC.

CTCNA means Computershare Trust Company, N.A.

DTC means The Depository Trust Company.

DTC Participant means an entity who is a Participant as defined in the Rules and By-Laws of DTC, as most recently published in August 2018.

Effective Date means the date on which this Class A Scheme becomes Effective.

Exchange Agent means CTCNA acting as “Exchange Agent”.

Implementation Agreement means the Implementation Agreement dated [date] between the Company and New Tronox relating to the implementation of the Schemes and related transactions.

Implementation Date means a date to be determined by the Company which is a date that is not more than one month after the Effective Date.

non-DTC Scheme Participant means a Class A Scheme Participant other than the Clearance Nominee.

New Tronox means Tronox Holdings PLC, a company incorporated under the laws of England and Wales.

New Tronox Articles means the articles of association of New Tronox.

Register means the Company's register of members.

Relevant Nominee means:

(a)	in respect of the Shareholder Affiliate (if any), the Affiliate Nominee; and
(b)	in respect of each other Scheme Participant, the Clearance Nominee.

Scheme A Shares means the Class A Shares on issue at the Scheme Record Date.

Scheme Consideration means the consideration due to each Class A Scheme Participant under clause 4.1 of the Implementation Agreement.

Scheme Participant means a person who holds Scheme A Shares at the Scheme Record Date.

Scheme Record Date means 5:00 p.m. (US Eastern Standard Time) on the day that is one Business Day prior to the Implementation Date, or on such earlier date as the Company and New Tronox may agree in writing.

Scheme Transfer, in relation to Scheme A Shares, means a proper instrument of transfer of the Scheme A Shares in the form or substantially in the form set out in Annexure A.

Shareholder Affiliate means Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organised under the laws of the Netherlands and a wholly owned subsidiary of The National Titanium Dioxide Company Ltd., a limited company organised under the laws of the Kingdom of Saudi Arabia, or its nominee, provided that such entity holds Class A Shares at the Scheme Record Date.

1.2	Further definitions and construction
(a)	Except as terms are otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.

(b)	References in this document to the Deed Poll, the Scheme, the Scheme Meeting, Scheme Participants, Scheme Shares, Shares and Shareholders are, unless the context otherwise requires, references to the Class A Deed Poll, this Class A Scheme, the Class A Scheme Meeting, the Class A Scheme Participants, Scheme A Shares, Class A Shares and the Class A Shareholders, respectively.
2.	CONDITIONS
2.1	Conditions precedent

This Class A Scheme is conditional on each of the following conditions precedent:

(a)	all of the conditions set out in clause 3.1 of the Implementation Agreement, having been satisfied or waived in accordance with the terms of the Implementation Agreement;
(b)	as at the Second Court Date, neither the Implementation Agreement nor the Class A Deed Poll having been terminated;
(c)	each of this Class A Scheme and the Class B Scheme having been approved in accordance with section 411(4)(a)(ii) of the Corporations Act at the Scheme Meetings; and
(d)	each of this Class A Scheme and the Class B Scheme having been approved by the Court pursuant to section 411(4)(b) of the Corporations Act by the End Date.
2.2	Satisfaction of Conditions

The Company and Class A Scheme Participants will not have any rights or obligations under clause 4 of this document unless and until the conditions precedent in clause 2.1 of this document are satisfied.

3.	LODGEMENT

On or before the fourth Business Day following approval of the Class A Scheme by the Court in accordance with section 411(4)(b) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order under section 411(10) of the Corporations Act approving this Class A Scheme. The Court order is taken to have effect on and from the time and date specified in that order.

4.	IMPLEMENTATION
4.1	Scheme steps

Subject to the conditions precedent in clause 2.1 being satisfied:

(a)	on the Implementation Date this Class A Scheme will be implemented as follows and in the following order:
(i)	New Tronox must issue to the Relevant Nominee in respect of each Class A Scheme Participant one New Tronox Share for every Scheme A Share held by that Class A Scheme Participant as at the Scheme Record Date; and
(ii)	all the Scheme A Shares, together with all rights and entitlements to those shares, will be transferred to New Tronox without the need for any further act by any Shareholder (other than acts performed by the Company or its directors and officers as attorney and agent for the Shareholders under the Class A Scheme) by the Company effecting a valid transfer or transfers of the Scheme A Shares to New Tronox by:
(A)	the Company delivering to New Tronox for execution duly completed and, if necessary, stamped Scheme Transfers to transfer the Scheme A Shares to New Tronox, duly executed by the Company or any of its directors and officers as the attorney and agent of each Shareholder as transferor under clause 8.2 of this document;
(B)	New Tronox executing the Scheme Transfers as transferee and delivering them to the Company; and
(C)	the Company upon receipt of the Scheme Transfers under subparagraph (B) entering or procuring entry of the name and address of New Tronox in the Company Register as the holder of all the Scheme A Shares;

(b)	as soon as practicable after the Implementation Date the Company must procure the Exchange Agent to:
(i)	issue a Letter of Transmittal in a form approved by the Company to each non-DTC Class A Scheme Participant with a registered address in Australia, the United States or the United Kingdom which provides that:
(A)	the Scheme Participant may elect to:
(aa)	have registered in his or her name, or the name of his or her designee (being resident in Australia, the United States or the United Kingdom), the New Tronox Share(s) issued to the Clearance Nominee in respect of that Scheme Participant under clause 4.1(a)(i): or
(bb)	have the interest in those New Tronox Shares credited to the account of a DTC Participant nominated by the Scheme Participant (provided that the Scheme Participant has an account with the DTC Participant); and
(B)	either:
(aa)	if the Scheme Participant holds its Shares in uncertificated form and does not respond in accordance with the instructions on the Letter of Transmittal (or correct a deficiency in any response) to the reasonable satisfaction of the Exchange Agent, the Exchange Agent may cause the relevant New Tronox Shares to be registered directly in the name of the Scheme Participant; or
(bb)	if the Scheme Participant holds its Shares in certificated form, will not be registered directly in the Scheme Participant's own name in the absence of the Scheme Participant returning the certificate(s) or otherwise complying with the relevant requirements of the Letter of Transmittal, and may become subject to laws relating to unclaimed property; and
(ii)	issue a Letter of Transmittal to each non-DTC Class A Scheme Participant, other than the Shareholder Affiliate (if any), with a registered address in a jurisdiction outside of Australia, the United States and the United Kingdom which provides that:
(A)	in respect of those New Tronox Share(s) issued to the Clearance Nominee in respect of that Scheme Participant under clause 4.1(a)(i), the Scheme Participant may have its book entry interest in those New Tronox Shares credited to the account of a DTC Participant nominated by the Scheme Participant (provided that the Scheme Participant has an account with the DTC Participant); and
(B)	if the Scheme Participant does not respond in accordance with the instructions on the Letter of Transmittal (or correct a deficiency in any response) to the reasonable satisfaction of the Exchange Agent, the Exchange Agent (or its nominee) will sell those New Tronox Shares (including through the DTC clearance system) at the time, in the manner and on the terms the Exchange Agent thinks fit (and at the risk of the Scheme Participant) and the Exchange Agent will then pay to that Scheme Participant the proceeds received after deducting any applicable fees, brokerage, taxes and charges, where permitted by applicable law.
4.2	Shares transferred free from encumbrance
(a)	To the extent permitted by law, the Shares transferred to New Tronox under this Class A Scheme will be transferred free from all security interests (including mortgages, charges, liens, encumbrances and interests of third parties of any kind, whether legal or otherwise).
(b)	Each Class A Scheme Participant is deemed to have warranted to the Company, in its own right and for the benefit of New Tronox, that:
(i)	all of its Scheme A Shares (including any rights and entitlements attaching to those Shares) which are transferred to New Tronox under this Class A Scheme will be transferred to New Tronox free from all mortgages, pledges, charges, liens, encumbrances and security interests and other interests of third parties of any kind, whether legal or otherwise created by such Class A Scheme Participant (but acknowledging that the holder of a security interest in the Scheme A Shares (or any interest therein) at the time of such transfer may potentially have a corresponding interest in the Scheme Consideration (or any interest therein) in accordance with the terms of such security interest); and

(ii)	they have full power and capacity to sell and transfer their Scheme A Shares to New Tronox (including any rights and entitlements attaching to those shares).
4.3	New Tronox beneficially entitled to Shares

New Tronox will be beneficially entitled to the Shares transferred to it under this Class A Scheme pending registration by the Company of the name and address of New Tronox in the Register as the holder of the Shares as from the time the Scheme Consideration has been issued in accordance with clause 4.1 of this document.

5.	IMPLEMENTATION AGREEMENT

The Company and New Tronox have agreed, by executing the Implementation Agreement, to implement the terms of this Class A Scheme and to perform their respective obligations under the Schemes.

6.	DEED POLL

New Tronox has entered into the Class A Deed Poll in favour of Class A Scheme Participants pursuant to which it has covenanted to issue the Scheme Consideration in accordance with the Implementation Agreement and this Class A Scheme.

7.	DEALINGS IN SHARES
(a)	For the purpose of establishing who are Class A Scheme Participants, dealings in Shares will only be recognised if registrable transmission applications or transfers in respect of those dealings are received on or before the Scheme Record Date at the place where the Share Register is kept.
(b)	The Company must register registrable transmission applications or transfers of the type referred to in paragraph (a).
(c)	The Company will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after the Scheme Record Date.
(d)	For the purpose of determining entitlements to the Scheme Consideration to be provided under this Class A Scheme, the Company will, until that Scheme Consideration has been provided, maintain the Share Register in accordance with the foregoing provisions of this clause 7 and the Share Register in this form will solely determine entitlements to that consideration.
(e)	The Company must procure that on the Scheme Record Date, details of the names, registered addresses and holdings of Shares of every Class A Scheme Participant as shown in the Share Register at the Scheme Record Date are available to New Tronox in such form as New Tronox may reasonably require.
(f)	Subject to implementation occurring under this Class A Scheme, as from the Scheme Record Date, all share certificates and holding statements for the Shares held on the Scheme Record Date will cease to have effect as documents of title, and each entry currently on the Share Register at that time in respect of Shares will cease to have any effect other than as evidence of entitlement to the Scheme Consideration required to be provided under this Class A Scheme.
8.	GENERAL PROVISIONS
8.1	Alterations and conditions

If the Court proposes to approve this Class A Scheme subject to any alterations or conditions, the Company by its legal counsel may consent on behalf of all persons concerned to those alterations or conditions to which New Tronox has consented.

8.2	Covenants by Class A Scheme Participants
(a)	Each Class A Scheme Participant:
(i)	consents to the Company doing all things necessary or incidental to the implementation of this Class A Scheme; and
(ii)	agrees to be bound by the terms of the articles of association of New Tronox in respect of New Tronox Shares issued to him or her, or to the Relevant Nominee on his or her behalf, pursuant to this Class A Scheme.

(b)	Each Class A Scheme Participant other than the Clearance Nominee, without the need for any further act, irrevocably appoints the Company and all of its directors and officers (jointly and severally) as his or her attorney and agent for the purpose of executing any document necessary to give effect to the Class A Scheme, including (without limiting the generality of the foregoing):
(i)	a Scheme Transfer relating to the Class A Scheme Participant's Scheme A Shares as contemplated in clause 4.1(a)(ii) above; and
(ii)	any document directing and instructing New Tronox to allot and issue to the Relevant Nominee all the Scheme Consideration for the Class A Scheme Participant's Scheme A Shares.
(c)	The Clearance Nominee, without the need for any further act, irrevocably appoints the Company and all of its directors and officers (jointly and severally) as its attorney and agent for the purpose of executing a Scheme Transfer relating to the Clearance Nominee's Scheme A Shares as contemplated in clause 4.1(a)(ii) above.
(d)	Each non-DTC Scheme Participant other than the Shareholder Affiliate (if any) agrees to the Scheme Consideration being issued to the Clearance Nominee, to be credited to the Exchange Agent in its participant account on behalf of that non-DTC Scheme Participant.
(e)	The Shareholder Affiliate (if any) agrees to the Scheme Consideration being issued to the Affiliate Nominee.
8.3	Registration of New Tronox Shares

The obligations of the Company to procure New Tronox to issue New Tronox Shares under clause 4 of this document will be satisfied by New Tronox, on the Implementation Date:

(a)	procuring the entry of the Clearance Nominee and Affiliate Nominee in the shareholder register maintained by or on behalf of New Tronox in accordance with the customary procedures of the US transfer agent for the New Tronox Shares; and
(b)	if required by applicable law, issuing a share certificate to each of the Clearance Nominee and Affiliate Nominee,

in respect of all New Tronox Shares issued to it under this Class A Scheme.

8.4	Communications
(a)	Where a notice, transfer, transmission application, direction or other communication referred to in this document is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at the place where the Share Register is kept.
(b)	Any instruction or notification between a Class A Scheme Participant and the Company relating to Shares at the Scheme Record Date (including any instruction relating to payment of dividends or to communications from the Company) will from the Implementation Date be deemed to be a similar instruction or notification to New Tronox (except where the Company passing on such instruction or notification to New Tronox or the performance of such instruction or notification by New Tronox would not be permitted under applicable law) in respect of New Tronox Shares issued to the Class A Scheme Participant, until that instruction or notification is revoked or amended in writing and addressed to New Tronox.
8.5	Further assurances

The Company will execute all documents and do all acts and things necessary for the implementation and performance of its obligations under the Class A Scheme.

8.6	Governing law

The proper law of this document is the law of the State of Western Australia.

[Annexure A of this Class A Scheme to be inserted]

ANNEXURE C

Class A Deed Poll

Tronox Holdings PLC

[         ], 2019

THIS DEED POLL is made on                               2019

BY:

(1)	Tronox Holdings PLC, a company incorporated under the laws of the England and Wales (New Tronox).

IN FAVOUR OF:

(2)	each Class A Scheme Participant.

RECITALS:

(A)	Tronox Limited ACN 153 348 111 (the Company) is a public company registered in Western Australia and is a company limited by shares.
(B)	As at November 28, 2018, the Company's issued share capital consisted of:
(1)	94,286,021 Class A Shares:
(i)	of which 94,002,420 are held by Cede & Co (the Depository Nominee) as nominee for The Depository Trust Company (DTC) having accepted deposits of such shares from participants in the DTC system; and
(ii)	the remainder of which are held by other persons; and
(2)	28,729,280 Class B Shares, all of which are held by Exxaro.
(C)	New Tronox's issued share capital comprises one fully paid ordinary share having a nominal value of US$0.01 and 50,000 redeemable deferred shares.
(D)	The Company proposes to undertake a corporate reconstruction under which New Tronox will acquire all the issued shares in the Company and become the new ultimate holding company of the Tronox Group (Redomicile Transaction).
(E)	The Company and New Tronox have entered into the Implementation Agreement for the Redomicile Transaction. In accordance with the Implementation Agreement, the Company proposes to implement the Redomicile Transaction by two schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between the Company and the holders of the Class A Shares and a scheme of arrangement between the Company and the holder of the Class B Shares, under which:
(1)	New Tronox will be obliged to issue one fully paid up ordinary share having a nominal value of US$0.01 in the capital of New Tronox (New Tronox Share) to, or for the benefit of, the relevant Scheme Participant for each Class A Share or Class B Share required to be transferred by it to New Tronox under the relevant scheme; and
(2)	each Scheme Participant will be obliged to transfer its Class A Shares or Class B Shares to New Tronox.
(F)	New Tronox is entering into this document for the purpose of covenanting in favour of the Class A Scheme Participants to provide the consideration under the Class A Scheme.

OPERATIVE PROVISIONS

1.	INTERPRETATION
1.1	Definitions and construction
(a)	Except as terms are otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.
(b)	References in this document to Scheme and Scheme Participants are references to the Class A Scheme and Class A Scheme Participants respectively.
1.2	Nature of deed poll

New Tronox acknowledges that this document is a deed poll and may be relied on and enforced by any Class A Scheme Participant in accordance with its terms, notwithstanding that the Class A Scheme Participants are not party to this document.

2.	CONDITIONS PRECEDENT AND TERMINATION
2.1	Conditions

Each of New Tronox’s obligations under clause 3 are subject to the Class A Scheme becoming Effective and the satisfaction or waiver of the conditions precedent contained in clause 2.1 of the Class A Scheme.

2.2	Termination

If the Class A Scheme does not become Effective, or the conditions precedent contained in clause 2.1 of the Class A Scheme are not satisfied or waived before the End Date, the obligations of New Tronox under this document will terminate.

2.3	Consequences of termination

If this document is terminated under clause 2.2, then in addition and without prejudice to any other rights, powers or remedies available to it:

(a)	New Tronox is released from its obligations to further perform its obligations under this document, except those obligations contained in clause 5 and any other obligations which by their nature survive termination; and
(b)	the Class A Scheme Participants retain the rights they have against New Tronox in respect of any breach of this document which occurred before this document was terminated.
3.	PROVISION OF CONSIDERATION
3.1	Performance of obligations generally

New Tronox will comply with its obligations under the Implementation Agreement, and will do all things necessary or expedient on its part to implement the Class A Scheme.

3.2	Scheme Consideration

Subject to clause 2, on the Implementation Date, New Tronox must issue to the Relevant Nominee of each Class A Scheme Participant the consideration to which that Class A Scheme Participant becomes entitled under the Class A Scheme in accordance with the Implementation Agreement and the Class A Scheme.

3.3	Letters of Transmittal

New Tronox will do everything within its power to ensure that the Exchange Agent issues and complies with Letters of Transmittal as contemplated by the Implementation Agreement and the Class A Scheme.

4.	REPRESENTATIONS AND WARRANTIES

New Tronox represents and warrants that:

(a)	it is a corporation validly existing under the laws of England and Wales;
(b)	it has the corporate power to enter into and perform its obligations under this document, and to carry out the transactions contemplated by this document;
(c)	it has taken all necessary corporate action to authorise the entry into this document, and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and
(d)	this document is valid and binding upon it.
5.	CONTINUING OBLIGATIONS
5.1	Full force and effect

This document is irrevocable and, subject to clause 2, remains in full force and effect until either New Tronox has completely performed its obligations under this document or the earlier termination of this document under clause 2.

5.2	Survival

Notwithstanding the termination of this document under clause 2, clauses 1.1 (Definitions and construction), 6 (Stamp Duty) and 7 (General), continue to apply after termination of this document.

6.	STAMP DUTY

New Tronox must pay, or procure payment of, all stamp duty (if any) imposed on this document and on any instrument or other document executed, or any transaction implemented, to give effect to this document.

7.	GENERAL
7.1	Waiver and variation
(a)	A provision or right under this document may not be waived except in writing signed by the person granting the waiver.
(b)	A provision of this document may not be varied unless the variation is agreed to by the Company, and the Court indicates that the variation would not in itself preclude approval of the Class A Scheme, in which event New Tronox will enter into a further deed poll in favour of the Class A Scheme Participants giving effect to such variation.
7.2	Rights cumulative

Except as expressly stated otherwise in this document, the rights of New Tronox and the Class A Scheme Participants under this document are cumulative and are in addition to any other rights of that party.

7.3	Governing law and jurisdiction
(a)	This document is governed by the laws of the State of Western Australia.
(b)	New Tronox irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria and any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in those courts.
7.4	Assignment

The rights and obligations of a person under this document are personal. They cannot be assigned, charged or otherwise dealt with, and no person may attempt or purport to do so.

EXECUTED as a deed poll.

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED and delivered as a DEED by TRONOX HOLDINGS PLC on being signed by:
Signature of director

In the presence of:

Name of witness

Signature of witness

Address

Occupation

ANNEXURE D

Class B Scheme

Scheme pursuant to section 411 of the Corporations Act

Tronox Limited
ABN 91 153 348 111

and

Each Class B Scheme Participant

[         ], 2019

BETWEEN:

(1)	Tronox Limited ABN 91 153 348 111 (Company); and
(2)	Each Scheme Participant.

RECITALS:

(A)	The Company is a public company registered in Western Australia and is a company limited by shares.
(B)	As at November 28, 2018, the Company's issued share capital consisted of:
(1)	94,286,021 Class A Shares:
(i)	of which 94,002,420 are held by Cede & Co as nominee for The Depository Trust Company (DTC) having accepted deposits of such shares from participants in the DTC system; and
(ii)	the remainder of which are held by other persons; and
(2)	28,729,280 Class B Shares, all of which are held by Exxaro.
(C)	Tronox Holdings PLC (New Tronox) is a company incorporated under the laws of England and Wales.
(D)	The Company proposes to undertake a corporate reconstruction under which New Tronox will acquire all the issued shares in the Company and become the new ultimate holding company of the Tronox Group (Redomicile Transaction).
(E)	The Company and New Tronox have entered into the Implementation Agreement for the Redomicile Transaction. In accordance with the Implementation Agreement, the Company proposes to implement the Redomicile Transaction by two schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between the Company and the holders of the Class A Shares and a scheme of arrangement between the Company and the holder of the Class B Shares, under which:
(1)	New Tronox will be obliged to issue one fully paid up ordinary share having a nominal value of US$0.01 in the capital of New Tronox (New Tronox Share) to, or for the benefit of, the relevant Scheme Participant for each Class A Share or Class B Share required to be transferred by it to New Tronox under the relevant scheme; and
(2)	each Scheme Participant will be obliged to transfer its Class A Shares or Class B Shares to New Tronox.
(F)	This document sets out the terms and conditions of this Class B Scheme.
(G)	New Tronox has entered into the Class B Deed Poll for the purpose of covenanting in favour of Class B Scheme Participants to provide the consideration to the Class B Scheme Participants under this Class B Scheme, to comply with its obligations under the Implementation Agreement and to do all things necessary or expedient on its part to implement the Class B Scheme.

OPERATIVE PROVISIONS

1.	INTERPRETATION
1.1	Definitions

The following definitions apply in this document.

Affiliate Nominee, in relation to the Class B Scheme Participant, means GTU Ops, Inc. as nominee for CTCNA on behalf of the Class B Scheme Participant.

Class B Share means a share in the Company issued with all of the rights attaching to and provided for a “Class B share” in the constitution of the Company.

CTCNA means Computershare Trust Company, N.A, as nominee for DTC.

DTC means The Depository Trust Company.

DTC Participant means an entity who is a Participant as defined in the Rules and By-Laws of DTC, as most recently published in August 2018.

Effective Date means the date on which this Class B Scheme becomes Effective.

Exchange Agent means CTCNA acting as “Exchange Agent”.

Implementation Agreement means the Implementation Agreement dated [date] between the Company and New Tronox relating to the implementation of the Schemes and related transactions.

Implementation Date means a date to be determined by the Company which is a date that is not more than one month after the Effective Date.

New Tronox means Tronox Holdings PLC, a company incorporated under the laws of England and Wales.

New Tronox Articles means the articles of association of New Tronox.

Register means the Company's register of members.

Scheme B Shares means all the Class B Shares on issue at the Scheme Record Date.

Scheme Consideration means the consideration due to each Class B Scheme Participant under clause 4.1 of the Implementation Agreement.

Scheme Participant means a person who holds Scheme B Shares at the Scheme Record Date.

Scheme Record Date means 5:00 p.m. (US Eastern Standard Time) on the day that is one Business Day prior to the Implementation Date, or on such earlier date as the Company and New Tronox may agree in writing.

Scheme Transfer, in relation to Scheme B Shares, means a proper instrument of transfer of the Scheme B Shares.

1.2	Further definitions and construction
(a)	Except as terms are otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.
(b)	References in this document to the Deed Poll, the Scheme, the Scheme Meeting, Scheme Participants, Scheme Shares, Shares and Shareholders are, unless the context otherwise requires, references to the Class B Deed Poll, this Class B Scheme, the Class B Scheme Meeting, the Class B Scheme Participants, Scheme B Shares, Class B Shares and the Class B Shareholders, respectively.
2.	CONDITIONS
2.1	Conditions precedent

This Class B Scheme is conditional on each of the following conditions precedent:

(a)	all of the conditions set out in clause 3.1 of the Implementation Agreement, having been satisfied or waived in accordance with the terms of the Implementation Agreement;

(b)	as at the Second Court Date, neither the Implementation Agreement nor the Class B Deed Poll having been terminated;
(c)	each of this Class B Scheme and the Class A Scheme having been approved in accordance with section 411(4)(a)(ii) of the Corporations Act at the Scheme Meetings; and
(d)	each of this Class B Scheme and the Class A Scheme having been approved by the Court pursuant to section 411(4)(b) of the Corporations Act by the End Date.
2.2	Satisfaction of Conditions

The Company and Class B Scheme Participants will not have any rights or obligations under clause 4 of this document unless and until the conditions precedent in clause 2.1 of this document are satisfied.

3.	LODGEMENT

On or before the fourth Business Day following approval of the Class B Scheme by the Court in accordance with section 411(4)(b) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order under section 411(10) of the Corporations Act approving this Class B Scheme. The Court order is taken to have effect on and from the time and date specified in that order.

4.	IMPLEMENTATION
4.1	Scheme steps

Subject to the conditions precedent in clause 2.1 being satisfied, on the Implementation Date this Class B Scheme will be implemented as follows and in the following order:

(a)	New Tronox must issue to the Affiliate Nominee one New Tronox Share for every Scheme B Share held by the Class B Scheme Participant as at the Scheme Record Date; and
(b)	all the Scheme B Shares, together with all rights and entitlements to those shares, will be transferred to New Tronox without the need for any further act by any Shareholder (other than acts performed by the Company or its directors and officers as attorney and agent for the Shareholder under the Class B Scheme) by the Company effecting a valid transfer or transfers of the Scheme B Shares to New Tronox by:
(i)	the Company delivering to New Tronox for execution duly completed and, if necessary, stamped Scheme Transfers to transfer the Scheme B Shares to New Tronox, duly executed by the Company or any of its directors and officers as the attorney and agent of each Shareholder as transferor under clause 8.2 of this document;
(ii)	New Tronox executing the Scheme Transfers as transferee and delivering them to the Company; and
(iii)	the Company upon receipt of the Scheme Transfers under subparagraph (ii) entering or procuring entry of the name and address of New Tronox in the Company Register as the holder of all the Scheme B Shares.
4.2	Shares transferred free from encumbrance
(a)	To the extent permitted by law, the Shares transferred to New Tronox under this Class B Scheme will be transferred free from all security interests (including mortgages, charges, liens, encumbrances and interests of third parties of any kind, whether legal or otherwise).
(b)	Each Class B Scheme Participant is deemed to have warranted to the Company, in its own right and for the benefit of New Tronox, that:
(i)	all of its Scheme B Shares (including any rights and entitlements attaching to those Shares) which are transferred to New Tronox under this Class B Scheme will be transferred to New Tronox free from all mortgages, pledges, charges, liens, encumbrances and security interests and other interests of third parties of any kind, whether legal or otherwise created by the Class B Scheme Participant (but acknowledging that a the holder of a security interest in the Scheme B Shares (or any interest therein) at the time of such transfer may potentially have a corresponding interest in the Scheme Consideration (or any interest therein) in accordance with the terms of such security interest); and

(ii)	they have full power and capacity to sell and transfer their Scheme B Shares to New Tronox (including any rights and entitlements attaching to those Shares).
4.3	New Tronox beneficially entitled to Shares

New Tronox will be beneficially entitled to the Shares transferred to it under this Class B Scheme pending registration by the Company of the name and address of New Tronox in the Register as the holder of the Shares as from the time the Scheme Consideration has been issued in accordance with clause 4.1 of this document.

5.	IMPLEMENTATION AGREEMENT

The Company and New Tronox have agreed, by executing the Implementation Agreement, to implement the terms of this Class B Scheme and to perform their respective obligations under the Schemes.

6.	DEED POLL

New Tronox has entered into the Class B Deed Poll in favour of Class B Scheme Participants pursuant to which it has covenanted to issue the Scheme Consideration in accordance with the Implementation Agreement and this Class B Scheme.

7.	DEALINGS IN SHARES
(a)	For the purpose of establishing who are Class B Scheme Participants, dealings in Shares will only be recognised if registrable transmission applications or transfers in respect of those dealings are received on or before the Scheme Record Date at the place where the Share Register is kept.
(b)	The Company must register registrable transmission applications or transfers of the type referred to in paragraph (a).
(c)	The Company will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after the Scheme Record Date.
(d)	For the purpose of determining entitlements to the Scheme Consideration to be provided under this Class B Scheme, the Company will, until that Scheme Consideration has been provided, maintain the Share Register in accordance with the foregoing provisions of this clause 7 and the Share Register in this form will solely determine entitlements to that consideration.
(e)	The Company must procure that on the Scheme Record Date, details of the names, registered addresses and holdings of Shares of every Class B Scheme Participant as shown in the Share Register at the Scheme Record Date are available to New Tronox in such form as New Tronox may reasonably require.
(f)	Subject to implementation occurring under this Class B Scheme, as from the Scheme Record Date, all share certificates and holding statements for the Shares held on the Scheme Record Date will cease to have effect as documents of title, and each entry currently on the Share Register at that time in respect of Shares will cease to have any effect other than as evidence of entitlement to the Scheme Consideration required to be provided under this Class B Scheme.
8.	GENERAL PROVISIONS
8.1	Alterations and conditions

If the Court proposes to approve this Class B Scheme subject to any alterations or conditions, the Company by its legal counsel may consent on behalf of all persons concerned to those alterations or conditions to which New Tronox has consented.

8.2	Covenants by Class B Scheme Participants
(a)	Each Class B Scheme Participant:
(i)	consents to the Company doing all things necessary or incidental to the implementation of this Class B Scheme; and

(ii)	agrees to be bound by the terms of the articles of association of New Tronox in respect of New Tronox Shares issued to him or her, or to the Affiliate Nominee on his or her behalf, pursuant to this Class B Scheme.
(b)	Each Class B Scheme Participant, without the need for any further act, irrevocably appoints the Company and all of its directors and officers (jointly and severally) as his or her attorney and agent for the purpose of executing any document necessary to give effect to the Class B Scheme, including (without limiting the generality of the foregoing):
(i)	a Scheme Transfer relating to the Class B Scheme Participant's Scheme B Shares as contemplated in clause 4.1(b) above; and
(ii)	any document directing and instructing New Tronox to allot and issue to the Affiliate Nominee all the Scheme Consideration for the Class B Scheme Participant's Scheme B Shares.
(c)	The Class B Scheme Participant agrees to the Scheme Consideration being issued to the Affiliate Nominee.
8.3	Registration of New Tronox Shares

The obligations of the Company to procure New Tronox to issue New Tronox Shares under clause 4 of this document will be satisfied by New Tronox, on the Implementation Date:

(a)	procuring the entry of the Affiliate Nominee in the shareholder register maintained by or on behalf of New Tronox in accordance with the customary procedures of the US transfer agent for the New Tronox Shares; and
(b)	if required by applicable law, issuing a share certificate to the Affiliate Nominee,

in respect of all New Tronox Shares issued to it under this Class B Scheme.

8.4	Communications
(a)	Where a notice, transfer, transmission application, direction or other communication referred to in this document is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at the place where the Share Register is kept.
(b)	Any instruction or notification between a Class B Scheme Participant and the Company relating to Shares at the Scheme Record Date (including any instruction relating to payment of dividends or to communications from the Company) will from the Implementation Date be deemed to be a similar instruction or notification to New Tronox (except where the Company passing on such instruction or notification to New Tronox or the performance of such instruction or notification by New Tronox would not be permitted under applicable law) in respect of New Tronox Shares issued to the Class B Scheme Participant, until that instruction or notification is revoked or amended in writing and addressed to New Tronox.
8.5	Further assurances

The Company will execute all documents and do all acts and things necessary for the implementation and performance of its obligations under the Class B Scheme.

8.6	Governing law

The proper law of this document is the law of the State of Western Australia.

ANNEXURE E

Class B Deed Poll

Tronox Holdings PLC

[         ], 2019

THIS DEED POLL is made on                   2019

BY:

(1)	Tronox Holdings PLC, a company incorporated under the laws of the England and Wales (New Tronox).

IN FAVOUR OF:

(2)	each Class B Scheme Participant.

RECITALS:

(A)	Tronox Limited ACN 153 348 111 (the Company) is a public company registered in Western Australia and is a company limited by shares.
(B)	As at November 28, 2018, the Company's issued share capital consisted of:
(1)	94,286,021 Class A Shares:
(i)	of which 94,002,420 are held by Cede & Co (the Depository Nominee) as nominee for The Depository Trust Company (DTC) having accepted deposits of such shares from participants in the DTC system; and
(ii)	the remainder of which are held by other persons; and
(2)	28,729,280 Class B Shares, all of which are held by Exxaro.
(C)	New Tronox's issued share capital comprises one fully paid ordinary share having a nominal value of US$0.01 and 50,000 redeemable deferred shares.
(D)	The Company proposes to undertake a corporate reconstruction under which New Tronox will acquire all the issued shares in the Company and become the new ultimate holding company of the Tronox Group (Redomicile Transaction).
(E)	The Company and New Tronox have entered into the Implementation Agreement for the Redomicile Transaction. In accordance with the Implementation Agreement, the Company proposes to implement the Redomicile Transaction by two schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between the Company and the holders of the Class A Shares and a scheme of arrangement between the Company and the holder of the Class B Shares, under which:
(1)	New Tronox will be obliged to issue one fully paid up ordinary share having a nominal value of US$0.01 in the capital of New Tronox (New Tronox Share) to, or for the benefit of, the relevant Scheme Participant for each Class A Share or Class B Share required to be transferred by it to New Tronox under the relevant scheme; and
(2)	each Scheme Participant will be obliged to transfer its Class A Shares or Class B Shares to New Tronox.
(F)	New Tronox is entering into this document for the purpose of covenanting in favour of the Class B Scheme Participants to provide the consideration under the Class B Scheme.

OPERATIVE PROVISIONS

1.	INTERPRETATION
1.1	Definitions and construction
(a)	Except as terms are otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.
(b)	References in this document to Scheme and Scheme Participants are references to the Class B Scheme and Class B Scheme Participants respectively.
1.2	Nature of deed poll

New Tronox acknowledges that this document is a deed poll and may be relied on and enforced by any Class B Scheme Participant in accordance with its terms, notwithstanding that the Class B Scheme Participants are not party to this document.

2.	CONDITIONS PRECEDENT AND TERMINATION
2.1	Conditions

Each of New Tronox’s obligations under clause 3 are subject to the Class B Scheme becoming Effective and the satisfaction or waiver of the conditions precedent contained in clause 2.1 of the Class B Scheme.

2.2	Termination

If the Class B Scheme does not become Effective, or the conditions precedent contained in clause 2.1 of the Class B Scheme are not satisfied or waived before the End Date, the obligations of New Tronox under this document will terminate.

2.3	Consequences of termination

If this document is terminated under clause 2.2, then in addition and without prejudice to any other rights, powers or remedies available to it:

(a)	New Tronox is released from its obligations to further perform its obligations under this document, except those obligations contained in clause 5 and any other obligations which by their nature survive termination; and
(b)	the Class B Scheme Participants retain the rights they have against New Tronox in respect of any breach of this document which occurred before this document was terminated.
3.	PROVISION OF CONSIDERATION
3.1	Performance of obligations generally

New Tronox will comply with its obligations under the Implementation Agreement, and will do all things necessary or expedient on its part to implement the Class B Scheme.

3.2	Scheme Consideration

Subject to clause 2, on the Implementation Date, New Tronox must issue the consideration to which each Class B Scheme Participant becomes entitled under the Class B Scheme to the Affiliate Nominee in accordance with the Implementation Agreement and the Class B Scheme.

4.	REPRESENTATIONS AND WARRANTIES

New Tronox represents and warrants that:

(a)	it is a corporation validly existing under the laws of England and Wales;
(b)	it has the corporate power to enter into and perform its obligations under this document, and to carry out the transactions contemplated by this document;

(c)	it has taken all necessary corporate action to authorise the entry into this document, and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and
(d)	this document is valid and binding upon it.
5.	CONTINUING OBLIGATIONS
5.1	Full force and effect

This document is irrevocable and, subject to clause 2, remains in full force and effect until either New Tronox has completely performed its obligations under this document or the earlier termination of this document under clause 2.

5.2	Survival

Notwithstanding the termination of this document under clause 2, clauses 1.1 (Definitions and construction), 6 (Stamp Duty) and 7 (General), continue to apply after termination of this document.

6.	STAMP DUTY

New Tronox must pay, or procure payment of, all stamp duty (if any) imposed on this document and on any instrument or other document executed, or any transaction implemented, to give effect to this document.

7.	GENERAL
7.1	Waiver and variation
(a)	A provision or right under this document may not be waived except in writing signed by the person granting the waiver.
(b)	A provision of this document may not be varied unless the variation is agreed to by the Company, and the Court indicates that the variation would not in itself preclude approval of the Class B Scheme, in which event New Tronox will enter into a further deed poll in favour of the Class B Scheme Participants giving effect to such variation.
7.2	Rights cumulative

Except as expressly stated otherwise in this document, the rights of New Tronox and the Class B Scheme Participants under this document are cumulative and are in addition to any other rights of that party.

7.3	Governing law and jurisdiction
(a)	This document is governed by the laws of the State of Western Australia.
(b)	New Tronox irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria and any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in those courts.
7.4	Assignment

The rights and obligations of a person under this document are personal. They cannot be assigned, charged or otherwise dealt with, and no person may attempt or purport to do so.

EXECUTED as a deed poll.

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED and DELIVERED as a DEED by TRONOX HOLDINGS PLC on being signed by:
Signature of director

In the presence of:

Name of witness

Signature of witness

Address

Occupation

ANNEXURE F

SHAREHOLDER RIGHTS

Shareholder Rights: the Company v New Tronox

Tronox Limited (the Company) is incorporated under the laws of Australia. The rights of Shareholders are governed by the laws of Australia and the Company’s Constitution. The Company is listed on the NYSE and its Shareholders also benefit from the protections currently provided under the NYSE Listing Rules.

New Tronox is incorporated under the laws of England and Wales and is therefore subject to the generally applicable laws which apply to companies incorporated in England and Wales. Upon Implementation of the Schemes, Scheme Shareholders will become holders of New Tronox Shares and their rights will be governed by the laws of England and Wales and the New Tronox Articles. It is anticipated that New Tronox will also be listed on the NYSE. If New Tronox successfully lists on the NYSE, the protections currently afforded to Shareholders of the Company by the NYSE Listing Rules will continue to apply to their holding in New Tronox.

The material differences between the rights of shareholders in New Tronox and the rights of Shareholders in the Company, resulting from the differences in their governing documents and governing laws, are summarised below.

The summary is a general description of the principal differences between the laws and regulations concerning shares in a company incorporated in England and Wales as opposed to Australia. Also included in this Annexure is a description captioned “Shareholder Rights: New Exxaro Shareholder Agreement” in which we explain differences between the Exxaro Shareholder Agreement and the New Exxaro Shareholder Agreement, and a description captioned “Shareholder Rights: New Cristal Shareholder Agreement”, in which we explain key terms of the New Cristal Shareholder Agreement. Upon Implementation of the Redomicile Transaction, Exxaro will cease to hold a separate class of shares. Instead, certain rights enjoyed by Exxaro through its holding of Class B Shares and under the Exxaro Shareholder Agreement will be included in the New Exxaro Shareholder Agreement. Similarly, if the Cristal Transaction is consummated before the Scheme Record Date and Cristal Seller becomes a Shareholder, any rights enjoyed by the Cristal Shareholder Parties through the Cristal Shareholder Agreement would be substantially replicated in the New Cristal Shareholder Agreement. If the Cristal Transaction is consummated after the Scheme Record Date, New Tronox, Cristal and the Cristal Seller will enter into the New Cristal Shareholder Agreement, amended to reflect the Cristal Shareholder Agreement having not been entered into. The rights and obligations of New Tronox, Cristal and the Cristal Seller under the New Cristal Shareholder Agreement will not be any different in any material respect from their respective rights and obligations had the New Cristal Shareholder Agreement been entered into prior to the Scheme Record Date.

The following description is provided as a general guide only and does not purport to be a comprehensive analysis of all the consequences resulting from holding, acquiring or disposing of New Tronox Shares or interests in such Shares. The laws, regulations, policies and procedures described are subject to change from time to time. If you are in any doubt as to your own legal position, you should contact your legal advisor.

Matter	The Company	New Tronox
1. General
Classes of shares
The Company has two classes of shares in issue, namely, Class A shares and Class B shares. Except as set out in the Company’s Constitution, or as required by law, Class A shares and Class B shares carry the same rights.

Upon Implementation, New Tronox will have a single class of ordinary shares. All holders of New Tronox Shares will have identical rights, except as set out in the New Exxaro Shareholder Agreement and, if the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, the New Cristal Shareholder Agreement. The Redeemable Deferred Shares have been issued in order to satisfy the initial authorized minimum capital requirements for an English public company which is currently prescribed

Matter	The Company	New Tronox

as UK£50,000. The rights and restrictions attached to the Redeemable Deferred Shares are set out below:

(i)   the holders of the Redeemable Deferred Shares are not entitled to receive notice of, or to attend or vote at, any general meeting of New Tronox;

(ii)   subject to the UK Companies Act, any Redeemable Deferred Share shall be redeemed on the next business day following written notice requesting such redemption being given by either New Tronox or the relevant holder of the Redeemable Deferred Share to the other;

(iii)  on redemption of any Redeemable Deferred Share, New Tronox shall pay to the holder in full the amount paid or credited as paid up on such Redeemable Deferred Share;

(iv)  on a winding up or other return of capital, holders of Redeemable Deferred Shares shall be entitled only to payment of the amounts paid up on those shares, after repayment to the holders of any and all shares then in issue of the nominal amount paid up on those shares held by them respectively; and

(v)   the Redeemable Deferred Shares shall have no right to receive any dividend or other distribution (whether of capital or income) other than as set out in (iv) above.

2. Voting, dividend and distribution rights
Voting rights and vote required generally
Generally each shareholder attending a meeting (in person, or by proxy, attorney or representative):

•   on a show of hands, has one vote; and

•   on a poll, has one vote for every share held.

A poll may be demanded on any resolution (except a resolution concerning the election of

Subject to any rights or restrictions attached to any shares, every member who is present in person or is present by a duly authorized representative shall have one vote on a show of hands, and on a poll every member present in person or by representative or by proxy shall have one vote for each share he or she holds.

For so long as any shares are held by a depositary, which includes DTC, at any

Matter	The Company	New Tronox

the chairman of a meeting or the adjournment of the meeting) by:

•   the chairman of the meeting; or

•   at least five members entitled to vote on the resolution; or
•   members entitled to cast at least 5% of the votes that may be cast on the resolution on a poll.

The Board may prescribe rules to permit beneficial owners to:

•   attend meetings; and

•   cast votes (in person, or by proxy, attorney or representative), to the exclusion of the registered shareholder.

Except as otherwise required by the Constitution or Australian law, all matters to be voted on by shareholders must be approved by a resolution that has been passed by more than 50% of the votes cast by shareholders (in person, or by proxy, attorney or representative) entitled to vote on the resolution (an “Ordinary Resolution”).

The chairman of a meeting of members does not have a casting vote. If an equal number of votes is cast for and against a resolution the matter is decided in the negative.

general meeting a resolution put to the vote of the meeting shall be decided on a poll without demand and without a show of hands. Otherwise, at any general meeting, a poll may be demanded by:

•   the chairman of the meeting; or

•   at least five members present in person or by proxy and entitled to vote at the meeting; or

•   a member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting (excluding any voting rights attached to any shares held as treasury shares); or

•   a member or members present in person or by proxy holding shares in New Tronox conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than one- tenth of the total sum paid up on all the shares conferring that right (excluding any voting rights attached to any shares held as treasury shares).

Except as otherwise required by the New Tronox Articles or the UK Companies Act, all matters to be voted on by shareholders must be approved by a resolution that has been passed by more than 50% of the votes cast by shareholders (in person, or by proxy or representative) entitled to vote on the resolution.

If an equal number of votes is cast for and against any ordinary resolution at a meeting of members, whether on a show of hands or a poll, the chairman does not have a casting vote. If an equal number of votes is cast for and against a resolution, the matter is decided in the negative.

Under the UK Companies Act, the shareholders of a public company cannot pass

Matter	The Company	New Tronox

a resolution by written consent. Shareholders can only pass resolutions proposed at shareholder meetings.

The New Tronox Articles permit shareholders to give notice to New Tronox that rights of the shareholder under the New Tronox Articles or the UK Companies Act may be exercised by another person (for example, a beneficial owner) nominated by the shareholder. References in this document to the exercise of rights by shareholders should therefore be read as including the possibility that they will in fact be exercised by a third party nominated by the relevant shareholder.

Dividends
Class A shares and Class B shares generally have the same rights to dividends.

The Board may resolve to pay any dividend (including an interim dividend) it thinks appropriate and fix the time for payment. However, under the Australian Corporations Act, the Company must not pay a dividend unless (i) the Company’s assets exceed its liabilities immediately before the dividend is declared and the excess is sufficient for the payment of the dividend, (ii) the payment is fair and reasonable to Shareholders as a whole and (iii) payment of the dividend does not materially prejudice the Company’s ability to pay its creditors.

The Board may resolve to pay a dividend (either generally or to specific members) in cash or satisfy it by distribution of specific assets (including shares or securities of any other corporation, the issue of shares or the grant of options.

The New Tronox Board may resolve to pay any dividend (including an interim dividend) it thinks appropriate and fix the time for payment. However, under the UK Companies Act, New Tronox must not pay a dividend unless (i) New Tronox has sufficient profits available for distribution, and (ii) its net assets are not less than the aggregate of its called up share capital and undistributable reserves.

The New Tronox Board may resolve to pay a dividend on the New Tronox Shares in cash or satisfy it by distribution of specific assets. The New Tronox Board may also resolve to offer the holders of New Tronox Shares the right to elect to receive new New Tronox Shares instead of cash for all or part of any dividend.

Reduction of capital and share buy-backs	A reduction of capital and certain buy-backs of shares require Shareholder approval under the Australian Corporations Act.	A reduction of capital and buy-backs of shares by a public company require shareholder approval under the UK Companies Act.

Reduction of capital

The Company may reduce its share capital if the reduction: (i) is fair and reasonable to Shareholders as a whole, (ii) does not materially prejudice the Company’s ability to pay its creditors and (iii) is approved by

Reduction of capital

Subject to the procedural requirements of the UK Companies Act, New Tronox may reduce its share capital, share premium account and any capital redemption reserve or redenomination reserve.

Matter	The Company	New Tronox

Shareholders in accordance with the Australian Corporations Act.

If the reduction is an “equal reduction” (that is, it applies only to ordinary shares and applies to each holder of ordinary shares in the same manner in proportion to the number of ordinary shares held), it must be approved by Ordinary Resolution.

If it is not an equal reduction, it must be approved by either: (i) at least 75% of the votes cast by shareholders (in person, or by proxy, attorney or representative) entitled to vote on the resolution (a “Special Resolution”), with no votes cast in favor of the resolution by any person who is to receive consideration for the reduction, or their associates or (ii) a resolution agreed to at a general meeting of all ordinary shareholders. If the reduction involves a cancellation of shares, it must also be approved by Special Resolution of the shareholders whose shares are to be cancelled.

Under the UK Companies Act, a public company may only reduce its capital through a court approved process. This requires (i) shareholder approval by way of special resolution (i.e. approval by 75% or more of votes cast in general meeting), and (ii) confirmation of the reduction by the court.

Buy-back

The Company may buy back shares if the buy-back does not materially prejudice the Company’s ability to pay its creditors and the Company follows the procedures in the Australian Corporations Act. An on-market, employee share scheme or “equal access” buy-back (that is, where the offers under the buy-back relate only to ordinary shares and are made to each ordinary shareholder to buy back the same percentage of their ordinary shares) of shares which, when combined with other voting shares bought back in the previous 12 months, would constitute more than 10% of the smallest number of votes attached to voting shares of the company on issue in the last 12 months must be approved by Ordinary Resolution. A buy-back that is a “selective buy-back” (that is, where the offers under the buy-back are not made to all shareholders) must be approved by either: (i) Special Resolution, with no votes being cast in favor of the resolution by any person or their affiliates whose shares are proposed to

Buy-back

Absent approval by shareholders, under the UK Companies Act, New Tronox, like other companies incorporated under the laws of England and Wales, is prohibited from purchasing its issued ordinary shares. Shareholders may approve two different types of such share purchases: “on-market” purchases or “off-market” purchases. “On-market” purchases may only be made on a “recognised investment exchange”, as defined in section 693(5) of the UK Companies Act. This statutory definition does not include the NYSE, which is the only exchange on which New Tronox Shares will be traded. As such, New Tronox may only conduct “off-market” purchases pursuant to a form of share repurchase contract which has been approved by shareholders. Shareholder authorisation for share purchases may only be for a maximum period of up to five years.

Prior to completion of the Redomicile Transaction, resolutions will be approved by

Matter	The Company	New Tronox
be bought back, or (ii) all ordinary shareholders. Any shares bought back must be cancelled.
the Subscriber Shareholder to authorize New Tronox to repurchase New Tronox Shares on the NYSE, such authority to take effect after completion of the Redomicile Transaction. Any repurchase will be via “off-market” purchases and the authority to repurchase will be valid for a period of five years via an approved form of share repurchase contract with the following named counterparties through which, and with whom, New Tronox may repurchase its ordinary shares on the NYSE:

   Bank of America Merrill Lynch
   Barclays Capital Inc.
   Citibank
   Credit Suisse Securities (USA) LLC
   Deutsche Bank AG
   Goldman Sachs & Co. LLC
   HSBC Securities
   J.P. Morgan Securities, LLC
   Wells Fargo & Company
   Morgan Stanley & Co LLC
   UBS

New Tronox may seek authorization for share repurchase contracts and share repurchase counterparties annually.

The counterparty will purchase New Tronox Shares on the NYSE at such prices and in such quantities as New Tronox may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The share repurchase contract will provide that the counterparty will purchase New Tronox Shares as principal and sell any New Tronox Shares purchased to New Tronox in record form.

In addition, New Tronox will be authorized to enter into a repurchase plan established in accordance with Rule 10B5-1 of the Exchange Act to purchase a specified dollar amount of New Tronox Shares on the NYSE each day if the New Tronox Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the plan will be

Matter	The Company	New Tronox

determined at the time that the agreement pursuant to which the plan will be established is executed. The agreement will provide that the counterparty will purchase New Tronox Shares as principal and sell any New Tronox Shares purchased to New Tronox in record form.

Approval of the form of repurchase contract and the counterparties is not an assurance as to whether New Tronox will purchase any of its ordinary shares, the amount of any repurchases or the prices at which repurchases are made.

A buyback can be funded out of:

•   distributable profits; or

•   from the proceeds of a fresh issue of shares made for the purpose of financing the buyback.

Public companies are not permitted to buy back their own shares out of capital.

New Tronox will be liable to pay stamp duty (currently at the rate of 0.5%) on the purchase price of the shares bought back.

Any shares bought back by New Tronox:

•   may be cancelled or held in treasury if purchased out of distributable profits; or

•   must be cancelled if purchased from the proceeds of a new issue of shares.

With effect from completion of the Redomicile Transaction, New Tronox will have a right of first refusal to repurchase New Tronox Shares from Exxaro. The purchase price will be based on market-related prices. Prior to completion of the Redomicile Transaction a resolution will be approved by the Subscriber Shareholder to authorize the board of New Tronox to exercise New Tronox’s right of first refusal to repurchase New Tronox Shares from Exxaro.

Matter	The Company	New Tronox
3. Share transfers and class conversion
Transfer of shares
Under the Company’s Constitution, subject to the additional provisions applying to Class B shares (see below), shares are generally freely transferable.

The transfer instrument must be a document the form of which is permitted by law and which is signed by or on behalf of both the transferor and the transferee. The Company may do anything permitted by the Australian Corporations Act that the Board thinks necessary or desirable in connection with the Company taking part in a computerised or electronic system for the purpose of facilitating dealings in shares.

However, the Board may refuse to register a transfer:

•   if the transfer would breach an agreement to which the Company is a party;

•   the transfer relates to a Prohibited Acquisition (see below); and

•   in any other instance permitted by applicable law and the applicable rules of any stock exchange.

Subject to certain limited exceptions under the Australian Corporations Act, the Board must not register a transfer to a subsidiary of the Company.

Under the New Tronox Articles, shares in New Tronox are generally freely transferable.

The New Tronox Directors may refuse to register a transfer of shares in certain limited circumstances permitted by the New Tronox Articles.

Transfer and Conversion of Class B shares
Transfer Procedure for Class B shares

In addition to complying with the general provisions for a transfer of shares in the Company, a transfer of Class B shares is subject to the following additional provisions:

•   prior written notice must be given to the Company of the proposed transfer;

•   the notice must:

    ○   identify the proposed transferee, broker or nominee holder, and its relationship with the transferor; and

New Tronox will have a single class of ordinary shares.

In addition to complying with the general provisions for a transfer of shares in New Tronox, Exxaro is subject to certain other restrictions described below in the section captioned “Shareholder Rights: New Exxaro Shareholder Agreement”.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, Cristal Seller will also be subject to certain restrictions on the transfer of New Tronox Shares described

Matter	The Company	New Tronox

○   state whether or not the proposed transferee is acquiring the Class B shares pursuant to a Permitted Transfer. Broadly speaking, a “Permitted Transfer” is a transfer that is expressly exempted from this requirement under an agreement made between the Company and the person and includes the Exxaro Shareholder Agreement; and

•   provide such additional information reasonably requested by the Board.

Conversion of Class B shares

•   Except for Permitted Transfers and transfers to affiliates, each Class B share automatically converts into one fully paid Class A share upon transfer to a third party acquirer.

•   If the number of Class B shares as a percentage of all issued Class A shares and Class B shares (“Class B Voting Interest”) falls below 10%, all issued Class B shares automatically convert into fully paid Class A shares at a conversion ratio of one to one.
below in the section captioned “Shareholder Rights: New Cristal Shareholder Agreement”.
Conversion of Class A shares
For so long as the Class B Voting Interest is less than 45%, any issued Class A shares held by the holder (or certain affiliates) of Class B shares automatically convert into fully paid Class B shares.
New Tronox will have a single class of ordinary shares. Hence, there will be no ability for any shareholder to convert Class A shares.
4. Share issues
Authorized capital, par value and treasury shares
Australian law contains no concept of authorized capital or par value.

The issue price of shares is set by the directors of the Company as at the time of the issue.

Under the Company’s Constitution, the Company cannot issue partly paid shares.

The Company cannot hold treasury shares in itself.

The UK Companies Act:

•   requires a public company’s share capital to have a fixed nominal value;

•   requires a public company to have a minimum nominal value share capital of UK£50,000; and

•   requires that a public company must not allot shares at a discount to the nominal value and must not allot partly paid shares unless at least one-quarter of the nominal value and the whole of any premium is paid up on issue.

Matter	The Company	New Tronox

Subject to compliance with the UK Companies Act, the issue price of shares is set by the directors of a company collectively at the time of each issue.

A public company can also hold shares in treasury. That is, it can hold shares in itself. However, a public company can only hold treasury shares where the shares have been purchased by the company from a shareholder out of distributable profits. Companies holding treasury shares must not exercise any rights (including any right to attend or vote at meetings or participate in any rights issue made to holders of the class of treasury shares). Any purported exercise of such rights is void. Treasury shares carry no rights to dividends or other distributions of assets. This restriction does not prevent an allotment of fully paid bonus shares in respect of treasury shares. Treasury shares can be held in treasury indefinitely, sold for cash consideration, transferred for the purposes of, or pursuant to, an employee share scheme or cancelled.

Issue of additional shares
The Board may issue shares to any person on the terms that the Board decides. However, the Company cannot issue additional Class B shares unless:

•   a resolution approving such issue is passed by the holders of at least 80% of the votes attached to all issued Class B shares;

•   such issue is permitted by an agreement with holders of Class B shares (including the Exxaro Shareholder Agreement); or

•   pursuant to a dividend reinvestment plan.

Unless other rights have been approved by a Special Resolution, the Company may only issue preference shares on the terms set out in the Company’s Constitution.

The Australian Corporations Act restricts the Company issuing shares to an entity controlled by the Company.

Subject to the provisions of the UK Companies Act relating to allotment authority, pre-emption rights and otherwise, the New Tronox Board may issue shares to any person on the terms that the New Tronox Board decides.

Subject to certain exceptions, the UK Companies Act confers statutory pre-emption rights on shareholders relating to the allotment of new shares (or the grant of rights to subscribe for or convert any security into shares), which can be dis-applied by a special resolution of the shareholders or by inclusion of relevant provisions in New Tronox’s articles. Subject to certain exceptions, the UK Companies Act also requires the directors of a company to obtain the approval of shareholders by way of ordinary resolution (unless the articles contain a provision) to allot and issue new shares and to grant rights to subscribe for or to convert any securities into shares.

Prior to completion of the Redomicile Transaction resolutions will be approved by the Subscriber Shareholder to authorize the board of

Matter	The Company	New Tronox

New Tronox (generally and unconditionally) to allot equity securities, or to grant rights to subscribe for or to convert or exchange any securities into shares of New Tronox, up to an aggregate nominal amount of US$5,000,000 and to exclude pre-emption rights in respect of such issuances. Such authority will be granted for five years, but New Tronox may seek renewal for additional five year terms more frequently. New Tronox may, before the expiration of any such authority, make an offer or agreement which could require New Tronox Shares to be allotted (or rights to be granted) after the expiration of this five year period, and the board of New Tronox may allot New Tronox Shares or grant rights in pursuance of such an offer or agreement as if the authority had not expired.

In addition, see the section captioned “Shareholder Rights: New Exxaro Shareholder Agreement” for a description of certain pre-emption rights held by Exxaro.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, Cristal Seller will also have certain pre-emption rights under the New Cristal Shareholder Agreement, summarized in the section captioned “Shareholder Rights: New Cristal Shareholder Agreement”.

5. Directors
Number of Directors
For so long as the Class B Voting Interest is at least 10%, the number of Directors must be nine. Otherwise, the Board may decide the number of Directors but that number must be at least three.

The Company must have at least two Directors who are ordinarily resident in Australia.

Directors need not be shareholders.
Under the UK Companies Act, a public limited company must have at least two directors and there is no maximum number of directors prescribed. New Tronox Directors need not be shareholders.

Matter	The Company	New Tronox
Appointment and Nomination of Directors
For so long as the Class B Voting Interest is at least 10%, holders of Class A shares shall be entitled to vote separately as a class to elect a number of “Class A Directors” to the Board and the holder of Class B shares shall be entitled to vote separately as a class to elect a number of “Class B Directors” to the Board, as follows:

A person cannot be elected as a director unless: (i) the person is nominated by the Nominating Committee, or (ii) shareholders who hold or beneficially own 5% or more of the voting shares for at least 3 years submit a nomination complying with the requirements in the Constitution so that, subject to certain exceptions, it is received between 120 and 90 days in advance of the anniversary of the previous year’s annual general meeting.

A person can only be validly elected as a Director by the Company in general meeting at the annual general meeting of the Company.

The New Tronox Board may appoint any individual who is willing to act as a director provided such individual has been proposed or approved by the Nominating Committee. By resolution passed in general meeting, New Tronox may also appoint any individual who is willing to act as a director provided such individual has been either: (i) proposed or approved by the Nominating Committee, or (ii) shareholders or beneficial owners, who have held or been owners of at least 5% of New Tronox Shares for at least three years submit a nomination complying with the requirements in the New Tronox Articles so that, subject to certain exceptions, it is received between 120 and 90 days in advance of the anniversary of the previous year’s annual general meeting.

This is in addition to the right of shareholders under the UK Companies Act to requisition a general meeting, which might be done for the purpose of electing or removing directors; or to requisition resolutions at the annual general meeting, which might also be done in order to appoint or remove directors. The requisitioning of a meeting could be done by shareholders representing at least 5% of the paid-up voting shares (excluding voting rights attached to any treasury shares) in New Tronox (for more on requisitioning a meeting, see “Calling general meetings” below). Requisitioning a resolution at the annual general meeting could be done by shareholders representing at least 5% of the total voting rights (excluding voting rights attached to any treasury shares) or by at least 100 shareholders with the right to vote on the resolution at the annual general meeting each of whom holds, on average, at least UK£100 of paid-up share capital.

A person can only be validly elected as a New Tronox Director by the Company in general meeting at the annual general meeting of the Company.

Matter	The Company	New Tronox

Pursuant to the New Exxaro Shareholder Agreement, New Tronox will agree to nominate a certain number of New Tronox Board members selected by Exxaro (“Exxaro Directors”) for appointment to the New Tronox Board at each annual general meeting, as further described in the section captioned “Shareholder Rights: New Exxaro Shareholder Agreement – Appointment and Nomination of Directors”.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, New Tronox will be obliged under the New Cristal Shareholder Agreement to nominate a certain number of New Tronox Board members selected by Cristal (“Cristal Directors”) for appointment to the New Tronox Board at each annual general meeting, as further described in the section captioned “Shareholder Rights: New Cristal Shareholder Agreement – Appointment and Nomination of Directors”.

Pursuant to the New Exxaro Shareholder Agreement Exxaro has agreed not to exercise its rights to vote on a resolution for the removal of a non Exxaro Director. Exxaro has also agreed to vote in favor of the election of any Cristal Director and against the removal of any Cristal Director. In addition, Exxaro has agreed to support the appointment of Jeffry N. Quinn as Chairman and as a director of New Tronox.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, pursuant to the New Cristal Shareholder Agreement Cristal will be obliged to vote in favor of the election of any Director and against the removal of any Director at any general meeting of New Tronox as recommended by the New Tronox Board.

Matter	The Company	New Tronox
Rotation of directors	Under the Company’s Constitution, each Director must retire from office at each annual general meeting and is eligible for re-election provided they meet the eligibility criteria.	Pursuant to the New Tronox Articles, each New Tronox Director must retire from office at each annual general meeting and is eligible for re-election provided they meet the eligibility criteria.
Casual vacancies
If the number of Class B Directors is less than the required number of Class B Directors, Class B Directors may, by the affirmative vote of a majority of the remaining Class B Directors then in office, even if less than a quorum of the Board, appoint a person to be a Class B Director.

If the number of Class A Directors is less than the required number of Class A Directors, Class A Directors may, by the affirmative vote of a majority of the remaining Class A Directors then in office, even if less than a quorum of the Board, appoint a person to be a Class A Director.

If the Class B Voting Interest is less than 10%, and the fixed number of Directors will not be exceeded, the Board may, by the affirmative vote of a majority of the remaining Class A Directors then in office, even if less than a quorum of the Board, appoint a person to be a Director.

The New Tronox Board may at any time appoint a person to be a director. If the New Tronox Board is filling a casual vacancy left by a departing Exxaro Director, under the terms of the New Exxaro Shareholder Agreement Exxaro will have the right to nominate a replacement Exxaro Director to be appointed by the New Tronox Board.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, Cristal will also have nomination rights in respect of casual vacancies left by a departing Cristal Director under the New Cristal Shareholder Agreement.

See the sections captioned “Shareholder Rights: New Exxaro Shareholder Agreement” and “Shareholder Rights: New Cristal Shareholder Agreement” for more information on Exxaro and Cristal’s respective rights to nominate certain members of the New Tronox Board.

Removal of directors
Subject to section 203D of the Australian Corporations Act:

•   a Class A Director may be removed only for cause and only by a resolution passed by a majority of the votes attached to all issued Class A shares at a separate meeting of the holders of Class A shares; and

•   a Class B Director may be removed, with or without cause, only by a resolution passed by a majority of the votes attached to all issued Class B shares at a separate meeting of the holders of Class B shares, or the consent of the holders of a majority of all such issued Class B shares.

Section 203D of the Australian Corporations Act provides that a public company may by resolution remove a director from office despite

Under the New Tronox Articles, the office of a director shall be vacated if (among other things) the director:

•   becomes prohibited by law from acting as a director;

•   has a bankruptcy order made against him or her or makes any arrangement or composition with his or her creditors generally;

•   is absent from meetings of the New Tronox Board for three consecutive meetings of the New Tronox Board;

•   resigns by notice in writing to New Tronox; or

•   if he or she becomes prohibited by law or, if applicable, any rules of the NYSE.

Under the UK Companies Act, a company may by ordinary resolution remove a director before the expiration of his period of office.

Matter	The Company	New Tronox

anything in the company’s constitution, and if the director was appointed to represent the interests of particular shareholders or debenture holders, the resolution to remove the director does not take effect until a replacement to represent their interests has been appointed. Under the Company’s Constitution:

•   a resolution to remove a Class A Director pursuant to section 203D does not take effect until a replacement Class A Director has been appointed by a resolution passed by a majority vote of Class A shareholders at a separate meeting.

•   on a resolution to remove a Class A Director pursuant to section 203D, Class B shares carry no votes.

•   a resolution to remove a Class B Director pursuant to section 203D does not take effect until a replacement Class B Director has been appointed by a resolution passed by a majority vote of Class B shareholders at a separate meeting.

•   on a resolution to remove a Class B Director pursuant to section 203D, Class A shares carry no votes.

A person automatically ceases to be a Director if the person:

•   is not permitted by the Australian Corporations Act (or an order made under the Australian Corporations Act) to be a director;

•   becomes disqualified from managing corporations under the Australian Corporations Act and is not given permission or leave to manage the Company;

•   resigns by notice in writing to the Company; or

•   is removed from office under the director removal regime summarised above.

As described in the section captioned “Shareholder Rights: New Exxaro Shareholder Agreement”, Exxaro will have certain rights to nominate for appointment at each annual general meeting a certain number of New Tronox Directors which it selects.

If the Cristal Transaction is consummated under the Transaction Agreement and Cristal Seller becomes a holder of New Tronox Shares, pursuant to the New Cristal Shareholder Agreement Cristal will also have certain rights to nominate for appointment at each annual general meeting a certain number of New Tronox Directors which it selects.

Matter	The Company	New Tronox
Too few Directors
If the number of Directors is reduced below the minimum required, the continuing Directors may act as the Board only:

•   to appoint Directors up to that minimum number;

•   to convene a meeting of shareholders; and

•   in emergencies.

If and for so long as the number of New Tronox Directors is reduced below the minimum number required by the UK Companies Act the continuing New Tronox Director may act for the purpose of filling such vacancies or of summoning general meetings, but not for any other purpose.

6. Board powers and decision making
Powers of the Board
The Company’s Constitution grants the Board the power to:

•   manage the business and affairs of the Company;

•   appoint officers of the Company and specify their powers and duties; and

•   exercise every right, power or capacity of the Company to the exclusion of the Company in general meetings and the shareholders.

A power of the Board can be exercised only by a resolution or in accordance with a delegation of power.

Subject to the provisions of the UK Companies Act, the New Tronox Articles grant the New Tronox Board the power to manage New Tronox’s business and affairs.

The New Tronox Board may exercise all such powers of the Company which are not inconsistent with the New Tronox Articles or the UK Companies Act, or are required to be exercised by the Company in general meeting. In addition, the New Tronox Board may establish any local boards or agencies for managing any of the affairs of New Tronox and appoint officers of the Company and specify their powers and duties.

A resolution signed by all the directors on the New Tronox Board (or a committee thereof) shall be as valid and effectual as if it had been passed at a meeting of the New Tronox Board (or a committee thereof).

Board decisions
Subject to the below, a resolution of the Board is carried if passed by a majority of the votes cast by Directors present and entitled to vote on the resolution at the meeting.

However, while the Class B Voting Interest is not less than 10%, resolutions concerning the following matters must be passed by the affirmative vote of six directors (unless the holders of all Class B shares consent otherwise):

(i)    the election or early termination of the chairman of the Board;

(ii)   the appointment or termination of the Company’s Chief Executive Officer;

Subject to the below, a resolution of the New Tronox Board is carried if passed by a majority of the votes cast by the New Tronox Directors present and entitled to vote on the resolution at the meeting.

See the section below captioned “Shareholder Rights: New Exxaro Shareholder Agreement” for a description of certain rights of Exxaro with respect to matters which require approval by at least a two-thirds majority of the New Tronox Directors.

In case of an equality of votes the chairman of the meeting shall not have a second or casting vote. If an equal number of votes is cast for and against a resolution, the matter is decided in the negative.

Matter	The Company	New Tronox

(iii)  the delegation by the Board of any of its powers to a committee of the Board where such delegation authorizes the committee to bind the Company without further Board approval;

(iv)  any proposed amendment to the Company’s Constitution (other than technical amendments that do not involve any material change);

(v)   the decision to pay any dividends on the Class A shares and Class B shares (together referred to as “Voting Shares”);

(vi)   the decision to adopt a dividend reinvestment plan;

(vii)  the settlement of any material environmental claims in excess of US$50 million;

(viii) the issue of any Voting Shares or securities convertible or exercisable into Voting Shares other than certain Permitted Issuances (as defined in the Exxaro Shareholder Agreement) where the amount to be issued when combined with any other Voting Shares or securities convertible or exercisable into Voting Shares in the previous 12 months would exceed 12% of the Company’s then-issued Voting Shares (and for the purposes of this calculation only any securities convertible or exercisable into Voting Shares shall be treated as though such conversion or exercise had occurred);

(ix)   any material acquisition or disposition of the Company’s or any of its subsidiaries’ assets valued at more than US$250 million (on a consolidated basis), or representing more than 20% of the Company’s consolidated total assets, as set out in the most recent consolidated audited accounts;

A resolution in writing, signed by all the New Tronox Directors entitled to vote thereon, shall be as valid and effectual as if it had been passed at a meeting of the New Tronox Board.

Matter	The Company	New Tronox

(x)    the entry by the Company or any of its subsidiaries into any agreement or obligation under which the consideration payable has an aggregate value in excess of US$250 million or represents more than 20% of the Company’s consolidated total long-term liabilities, as set out in the most recent consolidated audited accounts;

(xi)   the Company’s entry into any other business area fundamentally different from its business following consummation of the transaction contemplated by the Transaction Agreements (as defined in the Exxaro Shareholder Agreement) or the Company fundamentally changing the scope of any existing business area, including materially diversifying its business into new commodities, engaging in significant operations involving new minerals or materially engaging with other types of natural resources;

(xii)  the sale of all, or substantially all, of the Company’s business or assets, or the issue or sale of a simple majority (or more) of the Voting Shares to any person other than a related body corporate; and

(xiii) the entry into any arrangements concerning, or in any way initiating, a proceeding for voluntary administration, winding-up, liquidation, dissolution, merger or consolidation.

The chairman of a Board meeting does not have a casting vote. If an equal number of votes is cast for and against a resolution, the matter is decided in the negative.

Resolutions of the Directors may also be passed by signing a document containing a statement that they are in favor of the resolution set out in the document.

Matter	The Company	New Tronox
Board quorum for meetings
For so long as the Class B Voting Interest is at least 10%, the quorum for a Board meeting is generally six Directors (of whom at least one must be a Class B Director) and a quorum must be present for the whole meeting. For so long as the Class B Voting Interest is less than 10%, the quorum for a Board meeting is a majority of the Directors.

Pursuant to the New Exxaro Shareholder Agreement, for so long as Exxaro holds shares equal to 10% or more of the New Tronox Shares in issue, the quorum for a New Tronox Board meeting is at least two-thirds of the New Tronox Directors (of whom at least one must be an Exxaro Director if any Exxaro Director is then in office) and a quorum must be present for the whole meeting.

7. Directors’ duties and entitlements
Duties of Directors
The Directors of the Company have certain general law and statutory obligations to the Company. These obligations include duties:

•   to act in good faith in the interests of the Company;

•   to act for a proper purpose;

•   not to fetter their discretion;

•   to exercise care, skill and diligence;

•   to avoid conflicts of interest; and

•   not to use their position to gain an advantage for themselves or cause detriment to the Company.

Each Director must comply with the general law in respect of disclosure of conflicts of interest or duty and with the requirements of the Australian Corporations Act in respect of disclosure of material personal interests.

The New Tronox Directors have certain statutory obligations to the Company. These obligations include duties:

•   to act within powers;

•   to promote the success of the company for the benefit of its shareholders as a whole;

•   to exercise independent judgment;

•   to exercise reasonable care, skill and diligence;

•   to avoid conflicts of interest;

•   not to accept benefits from third parties; and

•   to declare an interest in proposed transactions or arrangements.

Transactions with Directors and other related parties
The Australian Corporations Act prohibits the Company from giving a director or other related party a financial benefit without shareholder approval unless the giving of the financial benefit is exempt. The exemptions include financial benefits which are given on arms’ length terms or are reasonable remuneration. Related parties for these purposes include an entity that controls the Company, directors and their spouses, parents and children of directors or their spouses, and entities that any of those persons control. It can also include persons who were related parties in the previous 6 months or likely to become a related party, and persons acting in concert with a related party.

Under the New Tronox Articles, provided that a director has disclosed to the New Tronox Board the nature and extent of his or her interest (direct or indirect) in relation to a transaction or arrangement with New Tronox, and the directors have authorized such transaction or arrangement, the director shall, amongst other things, not be accountable to New Tronox for any benefit which he or she derives from such transaction or arrangement.

Except in certain circumstances as set out in the New Tronox Articles, a New Tronox Director cannot vote at a meeting or committee of the New Tronox Board on any resolution

Matter	The Company	New Tronox

Under the Company’s Constitution, a Director may:

•   hold any office or place of profit or employment other than that of the Company’s auditor or any director or employee of the auditor;

•   be a member of any corporation (including the Company) or partnership other than the Company’s auditor;

•   be a creditor of any corporation (including the Company) or partnership; or

•   enter into agreement with the Company.

Under the Constitution, if the Director has made proper disclosure of their interest in a transaction the Director may retain any benefits accruing to the Director under the transaction.

Except as prohibited by the Australian Corporations Act, a Director may be counted in a quorum at a Board meeting that considers, and may vote on, any matter in relation to which that Director has a conflict of interest or duty.

concerning a matter in which he or she has directly or indirectly an interest which is material. A New Tronox Director shall not be counted in the quorum present at a meeting in relation to a resolution on which he or she is not entitled to vote.

The New Tronox Articles provide the New Tronox Board with the power to authorize a situation in which a director has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of New Tronox, by passing a resolution. The interested director and any other director who has a similar interest must not be counted in the quorum in the meeting and shall not vote on the resolution.

In addition, the UK Companies Act provides that certain categories of transaction involving directors (and where applicable persons connected to a director) require prior shareholder approval, namely:

•   long-term service contracts between the company and a director;

•   substantial property transactions;

•   loans, quasi-loans and credit transactions; and

•   payments for loss of office.

Under the UK Companies Act, however, there are no equivalent shareholder approval requirements for related party transactions with an entity that controls a company unless that entity is a director, or where applicable, a person connected to a director.

Director remuneration
The Company’s Constitution provides that the Board may fix the remuneration of each Executive Director.

The Company’s Constitution further provides that compensation of the non-executive Directors will be determined by the Board, subject to the limitation that the compensation arrangements must not in any year, exceed US$600,000 multiplied by the number of non-executive Directors, or any greater amount fixed by Ordinary Resolution. The compensation will be allocated among the non-executive directors

The remuneration of any New Tronox Director holding executive or non-executive office shall be determined by the New Tronox Board or a duly authorized committee of the New Tronox Board. The New Tronox Directors may be paid all reasonable expenses properly incurred by them in connection with their attendance at meetings of the New Tronox Board or committees of the Board, on the business of New Tronox or otherwise in connection with the discharge of their duties.

Matter	The Company	New Tronox

on an equal basis having regard to the proportion of the relevant year for which each Director held office or as otherwise decided by the Board.

The Company may also pay a director additional compensation for performing extra services and may pay a pension or lump sum benefit to a director upon his or her death or ceasing to serve as a director.

The Company must repay a director for all reasonable expenses incurred in attending Company, Board and committee meetings, in attending to the business of the Company and in carrying out their duties as a Director.

The Australian Corporations Act prohibits a company from giving a benefit in connection with a directors’ retirement from office unless an exception applies or the benefit is given with shareholder approval. Shareholder approval is generally required for benefits paid to a director in excess of one year’s base salary.

Directors’ indemnity
Under the Australian Corporations Act, there is a general prohibition on a company (or a related body corporate) exempting officers from liability.

Australian law also prohibits indemnification of Directors against certain liabilities. These liabilities include a liability:

•   owed to the Company (or a related body corporate);

•   for certain kinds of pecuniary penalty orders or a compensation orders; or

•   that is owed to someone other than the Company (or a related body corporate) and did not arise out of conduct in good faith.

The Australian Corporations Act also prohibits an indemnity for legal costs in specific circumstances such as where an officer is liable, found guilty or where the grounds for a court order have been made out. Payments by a company of insurance premiums which cover

The New Tronox Articles include a provision whereby any person who is or was a director or other officer (other than an auditor) of New Tronox may be indemnified by New Tronox against all costs, charges, expenses, losses and liabilities incurred by him or her from time to time in relation to the affairs of New Tronox.

Under the UK Companies Act, any provision that purports to exempt a director from liability for negligence, default, breach of duty or trust in relation to a company is void and any provision where a company or an associated company (as defined in the UK Companies Act) seeks to indemnify a director for such liability is also void.

Matter	The Company	New Tronox

conduct involving a wilful breach of duty or a breach of certain statutory duties of directors is also prohibited under the Australian Corporations Act.

Under the Company’s Constitution the Company must, subject to and so far as permitted by law, indemnify every officer of the Company against a liability incurred as a result of their appointment or nomination by the Company, unless the liability arises as a result of conduct involving a lack of good faith by that officer.

D&O insurance
Subject to applicable law, the Company may enter into, and pay premiums on, a contract of insurance in respect of Directors and other persons. The Australian Corporations Act prohibits a company (or a related body corporate) against paying, or agreeing to pay, a premium for a contract insuring a person who is or has been an officer or auditor of the company against a liability (other than one for legal costs) arising out of conduct involving a wilful breach of duty in relation to the company or a contravention of certain provisions of the Act.

The UK Companies Act specifically allows for a company to purchase and maintain for a director of such company, insurance against any liability incurred in the actual or purported execution and/or discharge of his or her duties.

The New Tronox Articles provide the New Tronox Board with the power to purchase and maintain insurance for, and for the benefit of, any persons who are or were at any time directors, officers (other than an auditor) or employees of New Tronox or any associated company.

8. Shareholders Meetings
Annual general meetings	The Company must hold an annual general meeting at least once every calendar year and within five months after the end of each financial year.
The New Tronox Articles, in conjunction with the UK Companies Act, provide that New Tronox shall hold an annual general meeting at least once in each calendar year and within six months following the end of its financial year.

Calling general meetings
Under the Company’s Constitution, a meeting of shareholders:

•   may be convened at any time by the Board, the chairman of the Board or the Chief Executive Officer; and

•   must be convened by the Board when required by the Australian Corporations Act.

Under the Australian Corporations Act, the Directors must call and arrange to hold a general meeting on the request of shareholders with at least 5% of the votes that may be cast at the general meeting. The request must, among other things, state any resolution to be proposed at the meeting. The meeting must be called within 21 days after the request is given to the

Following Implementation, the procedures for convening a general meeting of New Tronox under the UK Companies Act and the New Tronox Articles will be substantially the same as for convening a general meeting of the Company, save that under the UK Companies Act (i) following a requisition by shareholders (representing at least 5% of such of the paid-up capital of New Tronox as carries the right of voting at general meetings of New Tronox, excluding any paid-up capital held as treasury shares) the directors must call a general meeting by sending out a notice of meeting within 21 days of receiving a valid request and the meeting must be held not more than 28 days after the date of the notice convening the meeting, (ii) if the shareholders proceed to call a requisitioned general meeting due to the New

Matter	The Company	New Tronox

Company and the meeting must be held within two months after the request is given.

Shareholders with at least 5% of the votes that may be cast at a general meeting of the Company may also call, and arrange to hold, a general meeting. The shareholders calling the meeting must pay the expenses of calling and holding the meeting.

Tronox Board failing to do so, any reasonable expenses incurred by the shareholders must be reimbursed by New Tronox, and (iii) the statutory requisition procedure is the only route for shareholders to convene a general meeting of New Tronox.

Notice of meetings	In general, shareholders must be given at least 21 days’ written notice of a shareholders meeting. Notice is deemed to be given 1 business day after posting.
Pursuant to the New Tronox Articles, in conjunction with the UK Companies Act, the New Tronox Board may call an annual general meeting on 21 clear days’ notice and any other general meeting on 14 clear days’ notice.

Resolutions to be considered
The Board may propose resolutions to be considered at a general meeting.

Under the Australian Corporations Act, (i) shareholders with at least 5% of the votes that may be cast on the resolution or (ii) at least 100 shareholders entitled to vote at a general meeting may give a company notice of a resolution that they propose to move at a general meeting. If such a notice is given, the resolution is to be considered at the next general meeting that occurs more than 2 months after the notice is given. The Company must give all its shareholders notice of the resolution at the same time, or as soon as practicable afterwards, and in the same way, as it gives notice of a meeting. However, the board is not required to put a resolution to shareholders unless it is one which a general meeting is competent to consider and pass. A resolution which seeks to exercise a power vested exclusively in the board of directors (such as the power to manage the business and affairs of the Company) or which seeks to control or interfere with such a power would, in general, not be legally effective.

The New Tronox Board may propose resolutions to be considered at a general meeting.

Under the UK Companies Act, (i) shareholders representing at least 5% of the total voting rights on the resolution (excluding voting rights attached to any treasury shares) or (ii) at least 100 shareholders with the right to vote on the resolution at the annual general meeting and each holding, on average, at least UK£100 of paid-up share capital may request a resolution to be put before the annual general meeting. The request from shareholders must identify the resolution and must be received by the company not later than six weeks before the relevant annual general meeting or, if later, the time at which the notice of annual general meeting is given. Notice of the resolution must be given in the same manner as the notice of annual general meeting and at the same time as, or as soon as reasonably practicable after, it gives the notice of annual general meeting. Generally speaking, shareholders requesting the inclusion of a resolution at an annual general meeting must bear any costs associated with providing notice of the resolution to shareholders unless such request is received by the company in the financial year preceding the annual general meeting at which the resolution is to be voted on.

Quorum	Holders of a majority of all issued voting shares entitled to vote at a general meeting constitute a quorum.	Holders of a majority of all issued ordinary shares entitled to vote at a general meeting constitute a quorum.

Matter	The Company	New Tronox
9. Relationship between the Company and its Shareholders
Effect of Constitution
The Company’s Constitution has effect as a contract:

•   between the Company and each shareholder; and

•   between the Company and each Director and company secretary; and

•   between a shareholder and each other shareholder;

under which each person agrees to observe and perform the Constitution so far as its applies to that person.
Under the UK Companies Act, articles of association form the basis of a statutory contract between (i) the shareholders individually, and (ii) each shareholder and the company.
Protection of minority shareholders / Relief from oppression
Under the Australian Corporations Act, any shareholder of the Company can apply for an order from the court in cases of conduct which is either contrary to the interests of shareholders as a whole, or oppressive to, unfairly prejudicial to, or unfairly discriminatory against, any shareholders in their capacity as a shareholder, or themselves in a capacity other than as a shareholder. Former shareholders can also bring an action if it relates to the circumstances in which they ceased to be a shareholder.

Under Australian law, a statutory derivative action may be instituted by a Shareholder, former Shareholder or person entitled to be registered as a Shareholder. Leave of the court is required and such leave will be granted if it is probable that:

•   the Company will not itself bring the proceedings or properly take responsibility for them;

•   the applicant is acting in good faith;

•   it is in the best interest of the Company to grant leave;

•   there is a serious question to be tried and the applicant gives proper written notice to the Company specifying its intention to and reasons for applying; or

Under the UK Companies Act, a shareholder may apply to the court by petition for an order against unfair prejudice on the ground that the company’s affairs are being or have been conducted in a manner that is unfairly prejudicial to the interests of the shareholders generally or of some part of its shareholders or that an actual or proposed act or omission of the company is or would be so prejudicial.

Under the UK Companies Act, a derivative action may be instituted by a shareholder of New Tronox. Leave of the court is not required to issue a derivative claim but permission must be sought to continue such a claim. When considering whether to grant such leave, the court will consider:

•   whether the applicant is acting in good faith;

•   the importance a person acting in accordance with the statutory duty to promote the success of the company would attach to continuing it;

•   whether a proposed or past act or omission would be likely to be authorized/ratified;

•   whether the company has decided not to pursue a claim; and

•   whether the act/omission gives rise to a

Matter	The Company	New Tronox
	• it is otherwise appropriate to give leave.	cause of action that the shareholder could pursue in his or her own right, rather than on the company’s behalf.
Inspection of books
Under the Australian Corporations Act, the register of members of the Company and certain other statutory registers must be open to inspection by any Shareholder without charge. Other people may inspect the registers only on payment of a fee (up to the prescribed amount) required by the Company.

A shareholder who is not a Director does not have any right to inspect documents of the Company (other than minutes of meetings of shareholders), except as authorized by the Board, by ordinary resolution of Shareholder or by court order.

On application by a Shareholder, a Court may make an order authorising the Shareholder to inspect books of the Company or authorising another person (whether a Shareholder or not) to inspect the books of the Company on the Shareholder’s behalf. The Court may only make the order if it is satisfied that the Shareholder is acting in good faith and the inspection is to be made for a proper purpose.

Under the UK Companies Act, a shareholder of New Tronox is entitled to inspect, without charge, the register of members, records of shareholder resolutions and minutes of general meetings, and copies of directors’ service contracts.

Under the UK Companies Act, the directors must keep adequate accounting records at the registered office of New Tronox (or such other place as the directors think fit). Accounting records may be kept at a place outside the UK. However, in this case, accounts and returns with respect to the business dealt with in those accounting records must be sent to, and kept at, a place in the UK. The accounts and records to be sent to the UK must be such as to disclose with reasonable accuracy the financial position of the business at intervals of not more than six months and enable the directors to ensure that the accounts required to be prepared comply with statutory requirements and applicable accounting standards. Such accounting records must be open to inspection by the officers of the Company. No shareholder shall have any right of inspecting any accounts, books or documents of New Tronox unless (i) permitted by law, (ii) ordered by a court of competent jurisdiction, (iii) authorized by the directors, or (iv) authorized by the shareholders of New Tronox in general meeting passing an ordinary resolution.

10. Control transactions
Takeovers
As the Company is a public company, the takeover provisions in Chapter 6 of the Australian Corporations Act apply to it. The purposes include ensuring that the acquisition of control over voting shares in a company takes place in a an efficient, competitive and informed market, that shareholders in the target company have a reasonable and equal opportunity to participate in any benefits accruing to shareholders through any proposal under which a person would acquire a

The Takeover Code applies, among other things, to an offer for a public company whose registered office is in the UK (or the Channel Islands or the Isle of Man) and whose securities are not admitted to trading on a regulated market in the UK (or the Channel Islands or the Isle of Man) if the company is considered by the Takeover Panel to have its place of central management and control in the UK (or the Channel Islands or the Isle of Man). This is known as the “residency test.” Under the

Matter	The Company	New Tronox

substantial interest in the company, and that shareholders are given reasonable time and enough information to assess the merits of the proposal.

By virtue of Chapter 6 of the Australian Corporations Act a person is prohibited from acquiring an interest in voting shares in the Company if, as a result of that acquisition, that person’s or someone else’s “Voting Power” increases:

•   from 20% or below to more than 20%, or

•   from a starting point above 20% and below 90%,

unless such acquisition occurs through one of a number of permitted ‘gateways’.

“Voting Power” is a technical term but, in very broad terms, it is the percentage of the voting shares in which a person and/or their associates have a relevant interest for the purposes of the Australian Corporations Act.

These ‘gateways’ include where the shares are acquired:

•   under takeover offers made under the Australian Corporations Act to all shareholders (which must be on the same terms for all shareholders (subject to minor exceptions) and which must comply with the timetable and disclosure requirements of the Australian Corporations Act);

•   under a court approved scheme of arrangement under part 5.1 of the Australian Corporations Act;

•   with the approval of shareholders by Ordinary Resolution where no votes are cast on the resolution by the person prosing to make the acquisition or from whom the acquisition is made or their respective associates.

Takeover Code, the Takeover Panel will determine whether New Tronox has its place of central management and control in the UK by looking at various factors, including the structure of its board of directors, the functions of the directors and where they are resident.

If at the time of a takeover offer, the Takeover Panel determines that New Tronox has its place of central management and control in the UK, New Tronox would be subject to a number of rules and restrictions, including but not limited to the following: (i) the ability of New Tronox to enter into deal protection arrangements with a bidder would be extremely limited; (ii) New Tronox might not, without the approval of its shareholders, be able to perform certain actions that could have the effect of frustrating an offer, such as issuing shares or carrying out acquisitions or disposals; and (iii) New Tronox would be obliged to provide equality of information to all bona fide competing bidders.

It is intended that all of the New Tronox Directors will reside outside of the UK, the Channel Islands and the Isle of Man. Based upon the intended board structure, for the purposes of the Takeover Code, New Tronox will be considered to have its place of central management and control outside the UK, the Channel Islands or the Isle of Man. Therefore, the Takeover Code will not apply to New Tronox. It is possible that in the future circumstances could change that may cause the Takeover Code to apply to New Tronox.

Although New Tronox is not expected to be subjected to the Takeover Code, the New Tronox Articles incorporate the protections of mandatory offer provisions substantially similar to the Takeover Code. Except with the prior consent of the New Tronox Board or the prior approval of independent New Tronox Shareholders, a shareholder, together with persons acting in concert with it would be at risk of certain sanctions including disenfranchisement (as regards voting and entitlement to dividends) if they acquired a 30% or more shareholding in New Tronox without

Matter	The Company	New Tronox

making an offer for all of the other issued New Tronox Shares that is in cash or accompanied by a cash alternative.

The mandatory offer provisions only apply whilst the Takeover Code does not apply to New Tronox.

The mandatory offer provisions are summarized in section 4.6(a) of this Information Memorandum. However, these provisions do not provide all the protections provided by the Takeover Code.

Constitution’s requirements for shareholder approval
There are also provisions in the Company’s Constitution that require certain significant corporate actions to be approved by holders of Class A shares and Class B shares voting as separate classes. In broad terms, these include, for as long as the Class B Voting Interest is at least 20%:

(i)   any scheme of arrangement, statutory merger, share issue or other similar transaction (which, for the avoidance of doubt, does not include a takeover offer made under Chapter 6 of the Act) under which the consideration to be received by the shareholders of the Company immediately prior to the transaction (taken as a whole) would not entitle those shareholders to, in aggregate, at least 50% of the Voting Power in one of the Company, its holding company, or the merged/surviving entity, immediately following such transaction;

(ii)  any sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; and

(iii)  any reorganisation or consolidation of the Company with one or more other persons, scheme of arrangement, share issue or similar transaction requiring an agreement by the Company or a statutory merger of the Company with another person in which the former holders of Class A shares and/or Class B shares are entitled to receive shares
New Tronox will have a single class of ordinary shares. The New Tronox Articles do not provide for separate class votes on particular matters.

Matter	The Company	New Tronox

in another person and/or other securities or property (including cash) unless this provides that each holder of a Class A share is entitled to receive, with respect to such share, the same kind and amount of shares of a person and other securities and property (including cash) receivable in such transaction by a holder of a Class B share, and each holder of a Class B share is entitled to receive, with respect to such share, the same kind and amount of shares of a person and other securities and property (including cash) receivable in such transaction by a holder of a Class A Share.

If the Class B Voting Interest is less than 20%, separate class votes are not required but:

•   for (i) and (ii) above a resolution passed by a majority of the votes attached to all issued Voting Shares, excluding any Voting Shares held by the entity with which the Company is merging or to which it is issuing shares, or an Affiliate of that entity; and

•   for (iii) above a resolution passed by a majority of the votes attached to all issued Voting Shares, excluding any Voting Shares held by the entity with which the Company is merging or to which it is issuing shares, or an Affiliate of that entity, is required.

Prohibited acquisitions
In addition the Constitution of the Company includes provisions which prohibit a person permitting or entering into a transaction, or enabling another person (whether a shareholder or not) to permit or enter into a transaction, which results in:

•   the Voting Power in the Company of any person increasing from (i) 20% or below to more than 20%, or (ii) a starting point that is above 20% and below 90%; or

•   breach of a restriction regarding the acquisition of Beneficial Ownership in Voting Shares contained in an agreement with the Company to which the person, or an Affiliate of the person, is a party,

The restrictions on ‘Prohibited acquisitions’ in the Constitution of the Company are not being replicated under the New Tronox Articles. The New Tronox Articles incorporate the protections of mandatory offer provisions substantially similar to the Takeover Code. These provisions are summarized in section 4.6(a) of this Information Memorandum.

Matter	The Company	New Tronox

unless the transaction has been approved by the Board, or by:

•   a resolution passed by the holders of votes attached to at least 75% of all issued Class A shares (excluding any Class A shares held by the person, or an Affiliate of the person), voting at a separate meeting of the holders of Class A shares; and

•   for as long as the Class B Voting Interest is at least 20%, a resolution passed by the holders of votes attached to at least 75% of all issued Class B shares (excluding any Class B shares held by the person, or an Affiliate of the person), voting at a separate meeting of the holders of Class B shares.

Under the Constitution, a breach of this rule can result in the Board suspending the voting and distribution rights attaching to the Voting Shares acquired in breach and forcing disposal of such shares.

Compulsory acquisition
The Australian Corporations Act provides that, in certain circumstances, the shares of a shareholder may be compulsorily acquired. In broad terms, these circumstances include where:

•   following a takeover bid, the bidder and their associates have relevant interests in at least 90% (by number) of the securities in the bid class, and the bidder and their associates have acquired at least 75% (by number) of the securities that the bidder offered to acquire under the bid – in which case the former holder will generally be entitled to receive the consideration provided under the bid; or

•    within six months after the person starts to hold, either alone or with a related body corporate, full beneficial interests in at least 90% by value of all the securities of the company that are either shares or convertible into shares – in which case the former holder will generally be entitled to be paid fair value for their shares.

Where a bidder has, by virtue of acceptances of a takeover offer, acquired or unconditionally contracted to acquire both 90% of the shares to which the offer relates and 90% of the voting rights in the company to which the offer relates, the bidder can require the remaining non-accepting shareholders to sell their shares on the terms of the offer by following certain procedures set out in the UK Companies Act.

Matter	The Company	New Tronox
11. Altering rights or the Constitution
Variation of class rights
Variation of class rights must be approved by a majority of the votes attached to all issued shares of the class proposed to be affected at a separate meeting of the holders of that class of shares. Subject to the terms of issue of shares, the rights attached to a class of shares are not treated as varied by the issue of further shares of that class.

Under the Australian Corporations Act, if shareholders in a class do not all agree to a variation or cancellation of their rights or a modification to the Company’s Constitution to allow their rights to be varied or cancelled, Shareholders with at least 10% of the votes in the class may apply to court (within one month after the variation is made) to have the variation, cancellation or modification set aside. The Court may set aside the variation, cancellation or modification if the Court is satisfied that it would unfairly prejudice the applicants. The court must confirm the variation, cancellation or modification if the Court is not satisfied that the variation, cancellation or modification would cause unfair prejudice.

If at any time New Tronox’s share capital is divided into different classes of shares, the rights attached to any class shall be varied in accordance with the procedure set out in the UK Companies Act which provides that the rights attached to a class of shares may be varied:

•   with the consent in writing from the holders of at least three-quarters in nominal value of the issued shares of that class (excluding any shares held as treasury shares); or

•   with the sanction of a special resolution passed at a separate general meeting of the holders of that class sanctioning the variation.

The UK Companies Act confers a right on minority shareholders to object to a variation of class rights. The shareholder or shareholders objecting must hold not less than 15% of the issued shares of the class to object. Such persons must apply to court within 21 days of consent being given, or resolution being passed for the variation of class rights. Once the application is made, the variation has no effect unless and until it is confirmed by the court. The court may disallow the variation if it is satisfied, having regard to all the circumstances of the case, that the variation would unfairly prejudice the shareholders of the class represented by the applicant. An alternative route for dissenting shareholders to challenge a variation of class rights is an unfair prejudice petition. See the section above captioned “Protection of minority shareholders/Relief from oppression” for further information on unfair prejudice petitions.

Amending Constitution
An amendment to the Constitution must be approved by Special Resolution of the Shareholders.

Additionally, a Special Resolution to amend the Constitution does not have any effect unless:

•   the Board has approved the proposed

Under the UK Companies Act, the general rule is that a public company may amend its articles of association by special resolution of the shareholders in general meeting. This is subject to limited exceptions, such as that articles may not be amended so as to require a shareholder to take or subscribe for more shares than the number held by him at the date of the

Matter	The Company	New Tronox

resolution as follows:

    ○   for as long as the Class B Voting Interest is at least 10%, by the affirmative vote of any six Directors; or

    ○   if the Class B Voting Interest is less than 10%, by the affirmative vote of a majority of the Directors present and voting at a quorate Board meeting;

•   a majority of the votes attached to all issued Voting Shares have been voted in favor of the resolution; and

•   in the case of any amendment that adversely affects a class of shares, a majority of votes attached to all issued shares of the class of shares proposed to be affected have been voted in favor at a separate meeting of the holders of that class of shares.

Furthermore, in the case of an amendment that is inconsistent with the purpose or intent of:

•   rules concerning indemnification of directors or amendment of the Constitution, the holders of votes attached to at least 80% of all issued Voting Shares have voted in favor;

•   while there are Class A shares on issue, certain rules concerning the appointment, election and removal of the Class A Directors and the provisions described above as “Prohibited Acquisitions”, certain rules concerning the conversion of shares or this rule, the holders of votes attached to at least 80% of all issued Class A shares have approved the amendment, voting at a separate meeting of the holders of Class A shares; and

•   while there are Class B shares on issue, certain rules concerning the appointment, election and removal of the Class B Directors, the provisions described above as “Prohibited Acquisitions”, certain rules concerning the conversion of shares or this amendment or to increase his liability to contribute to the company’s share capital or otherwise to pay money to the company.

Additionally, the New Exxaro Shareholder Agreement provides that a proposal to amend the New Tronox Articles must be approved by at least a two-thirds majority of the New Tronox Directors (other than technical amendments that do not involve a material change).

Matter	The Company	New Tronox
rule, the holders of votes attached to at least 80% of all issued Class B shares have approved the amendment, voting at a separate meeting of the holders of Class B shares.
Small Share Parcels	The Board may sell a Share, other than a Class B share, that is part of a holding of 100 Shares or less, with or without the consent of the Shareholder, in accordance with the Company’s Constitution.	The New Tronox Board does not have the right to sell shares held by shareholders in New Tronox.
Accounts
Under the Company’s Constitution, the Board must cause the Company to prepare a financial report that complies with the Australian Corporations Act. As the Company is a public company, the Board must cause the Company’s financial report for each financial year to be audited and obtain an auditor’s report. Financial reports must comply with Australian accounting standards and give a true and fair view of the financial position and performance of the company. The financial report must be lodged with ASIC and the Company must report to shareholders as required by the Australian Corporations Act.

Following Implementation, New Tronox must prepare consolidated group accounts and parent company accounts for each financial year that comply with the UK Companies Act. The New Tronox Board must cause the New Tronox accounts to be audited and obtain an auditor’s report.

The New Tronox Board will elect to prepare (i) the group accounts in accordance with US GAAP for a transitional period of up to four years as permitted by the Accounting Standards (Prescribed Bodies) (United States of America and Japan) Regulations 2015 while it is in force, and (ii) the parent company accounts under UK GAAP.

The New Tronox accounts must be filed at Companies House and New Tronox must report to shareholders as required by the UK Companies Act.

12. Winding up
Surplus on winding up
Class A shares and Class B shares carry the same rights on a winding up.

Subject to the terms of issue of shares and the rules for winding up the Company, the surplus assets of the Company after payment of its debts are divisible among the shareholders in proportion to the number of fully paid shares held by them.

If the Company is wound up, the liquidator may, with the sanction of a Special Resolution:

•   divide the assets of the Company among the shareholders in kind;
•   for that purpose, fix the value of the assets and decide how the division is to be carried

Under the New Tronox Articles, if New Tronox is wound up, the liquidator may, with the authority of a special resolution of shareholders and any other sanction required by law, divide among the shareholders in specie the whole or any part of the assets of New Tronox, and may, for that purpose, value any assets and determine how such division shall be carried out as between the shareholders of New Tronox or different classes of shareholders. The liquidator may, with such sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of shareholders as the liquidator with such sanction shall determine. No shareholder shall be compelled to accept any assets upon which there is a liability.

Matter	The Company	New Tronox

out; and

•   vest assets of the Company in trustees on any trusts for the benefit of the shareholders as the liquidator thinks appropriate.

The liquidator cannot compel a shareholder to accept marketable securities in respect of which there is a liability.

13. Dispute Resolution
The Company’s Constitution does not provide for the exclusive jurisdiction of the courts of any particular jurisdiction.
The New Tronox Articles provide that the courts of England and Wales shall have exclusive jurisdiction to determine any dispute brought by a shareholder in that shareholder’s capacity as such, or related to or connected with any derivative claim in respect of a cause of action vested in New Tronox or seeking relief on behalf of New Tronox, against New Tronox and/or the board and/or any of the directors, former directors officers, employees or shareholders individually, arising out of or in connection with the New Tronox Articles or (to the maximum extent permitted by applicable law) otherwise. This choice of forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder believes is favorable for disputes with New Tronox or its directors, former directors officers, employees or shareholders which may discourage lawsuits against New Tronox and its directors, former directors, officers, employees or shareholders.

Shareholder Rights: New Exxaro Shareholder Agreement

Exxaro also has rights under the Exxaro Shareholder Agreement, various of which will be broadly replicated under the New Exxaro Shareholder Agreement. In addition, many of the rights in the Company previously held by Exxaro through its ownership of Class B Shares which will be eliminated upon Implementation will now be set forth in the New Exxaro Shareholder Agreement, the material rights and obligations of which are summarized below.

See Annexure I for the full terms of the New Exxaro Shareholder Agreement.

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement
Pre-emptive rights
Until such time as the Class B Voting Interest falls below 7.5%, if the Company issues any additional voting shares, Exxaro has the right to subscribe for further shares at the current market price to maintain their relative voting interest in the Company (subject to certain exceptions).
Exxaro’s pre-emptive rights will be retained in the New Exxaro Shareholder Agreement.
Restriction on acquisitions greater than or equal to 50%
Exxaro may not acquire beneficial ownership of greater than or equal to 50% of the voting shares in the Company except in the case of a negotiated transaction with the Company or, if negotiations are unsuccessful, a takeover offer for all of the voting shares in the Company subject to a non-waivable condition that binding acceptances are received from a majority of the shares held by shareholders not affiliated with Exxaro.
The rights in relation to acquisitions greater than or equal to 50% will be retained in the New Exxaro Shareholder Agreement.
Permitted transfers
A transfer of Class B Shares will be exempt from the restrictions on acquisitions of voting interests of 20% or more in the Constitution if the transferee signs a deed of accession to the Exxaro Shareholder Agreement, no person’s voting power (as defined in the Exxaro Shareholder Agreement) in the Company would be equal to or greater than 50% as a result of the transfer and the transfer has been approved by a resolution passed by a majority of votes attached to all Class A Shares and Class B Shares, other than shares held by the transferor, transferee or an associate of either.

New Tronox will have a single class of ordinary shares. Under the New Tronox Articles, the ordinary shares are generally freely transferable (please see the section above captioned “Shareholder Rights: the Company v New Tronox -Transfer of shares” above).

The New Tronox Articles do not contain a prohibition on acquisitions of shares of 20% or more (see the section above captioned “Shareholder Rights: the Company v New Tronox - Prohibited acquisitions”), and there is no equivalent of the ‘Permitted transfers’ regime in the New Exxaro Shareholder Agreement.

Transfers of ordinary shares by Exxaro are subject to the notice and other requirements described below (please see the section captioned “Transfer and Conversion of Class B shares”).

Voting at meetings of members
If, notwithstanding anything in the Constitution, Exxaro is eligible or entitled to vote on the removal of a Class A director, Exxaro undertakes that it will not exercise its right to vote on a resolution for the removal of a Class A director. This

Pursuant to the New Exxaro Shareholder Agreement Exxaro may nominate directors for appointment to the Board at each annual general meeting (see the section captioned “Shareholder Rights: the Company v New Tronox - Nomination of Directors” above).

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement
restriction ceases to apply if Exxaro’s beneficial ownership exceeds 50% as a result of an acquisition proposal or takeover offer by Exxaro.
Exxaro has agreed not to exercise its right to vote on a resolution for the removal of a non Exxaro Director. Exxaro has also agreed to vote in favor of the election of any Cristal Director and against the removal of any Cristal Director. In addition, Exxaro has agreed to support the appointment of Jeffry N. Quinn as Chairman and as a director of New Tronox.

Restriction on participation in certain Class A votes
Exxaro will not solicit proxies in respect of Class A shares, become a participant in an election contest with respect to any Class A director or position or take any similar action to encourage or influence any person or group with respect to the voting of any Class A shares.

This restriction ceases to apply if Exxaro’s beneficial ownership exceeds 50% as a result of an acquisition proposal or takeover offer by Exxaro.

New Tronox will have a single class of ordinary shares. The New Exxaro Shareholder Agreement will contain similar restrictions on solicitation of proxies save that these will refer to New Tronox Shares held by Exxaro rather than Class A shares.

Registration	Exxaro has various rights to demand registration of its “registrable securities” with the SEC, subject to some exceptions and further conditions.	The New Exxaro Shareholder Agreement will contain similar rights to demand registration of its “registrable securities” with the SEC.
Flip-in rights
Exxaro has an option to put all of its retained ownership interests in Tronox Mineral Sands Proprietary Limited or Tronox KZN Sands Proprietary Limited to the Company in exchange for issue of new Class B Shares, and the Company holds a similar option to call such shares in the South African subsidiary. The options can be exercised any time after the Empowerment Period (defined below) or if a third party acquires 50% of the issued shares in the Company, and subject to certain restrictions and exceptions (including additional restrictions on the exercise of the put option if it would result in Exxaro acquiring a voting interest of 50% or more in the Company, and restrictions if the exercise would breach Australian takeover laws). If the put option or call option is exercised, Exxaro will also have the right, subject to certain restrictions and exceptions, to subscribe for such number of Class B Shares equal to the number of Class B Shares that Exxaro could have subscribed for pursuant to its pre-emptive rights if it had owned the new Class B Shares issued as a result of the put option or call option since it first acquired Class B shares.

The Exxaro Mineral Sands Transaction Completion Agreement includes a flip-in right, whereby Exxaro has a put option to sell and the Company has a call option to buy Exxaro’s retained ownership interest in Tronox Mineral Sands Proprietary Limited and/or Tronox KZN Sands Proprietary Limited for either (a) New Tronox Shares; or (b) the cash value of the New Tronox Shares that would have been issued. The Company shall in its absolute discretion determine whether the consideration shall be the issue of New Tronox Shares or a cash payment.

The options can be exercised any time after (a) New Tronox and Exxaro agree the options may be exercised; (b) the Department of Mineral Resources of South Africa confirms that certain requirements under South African laws for ownership participation of historically disadvantaged persons and historically disadvantaged South Africans are no longer relevant to the ownership interests of Tronox Mineral Sands Proprietary Limited and Tronox KZN Sands Proprietary Limited.; (c) June 15, 2022; (d) a circumstance occurs in which the

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement

The “Empowerment Period” commenced on June 15, 2012 and will conclude on June 15, 2022 unless the Company and Exxaro agree (and the Department of Mineral Resources of South Africa confirms in writing) that certain requirements under South African laws for ownership participation of historically disadvantaged persons and historically disadvantaged South Africans in the Company, its subsidiaries and its prospecting and mining rights, are no longer relevant.

shareholders’ agreement relating to Tronox Mineral Sands Proprietary Limited and Tronox KZN Sands Proprietary Limited permits an exercise of the put and call options; or (e) Tronox is satisfied that implementation guidelines have been published which express that the historically disadvantaged persons ownership requirements no longer apply. Exxaro may exercise its put option if a third party acquires beneficial ownership of greater than 50% of New Tronox.

Matching rights
If any other person who is or becomes a holder of 3% or more of the voting shares in the Company is granted rights as a shareholder of the Company that are more favorable than the rights granted to Exxaro pursuant to the Exxaro Shareholder Agreement, Exxaro has a right to amend the Exxaro Shareholder Agreement to match those rights.

The Board does not consider the terms of the Cristal Shareholder Agreement (if it is entered into) will confer rights that are more favorable to those enjoyed by Exxaro, and so no matching rights will be triggered by the Cristal Transaction.
The New Exxaro Shareholder Agreement will include similar matching rights.
Other rights
For as long as the Class B Voting Interest is at least 20%, Exxaro may appoint a number equal to one-third of all directors, rounded down to the larger of the nearest whole number and one, to the board of directors of each operating subsidiary of the Company. Exxaro has not, to date, exercised this right.

For as long as the Class B voting interest is at least 7.5%, the Company may not adopt a dividend reinvestment plan (or any plan with similar effect) without prior written approval from Exxaro.

Any proposed candidate to replace the Company’s chief executive officer requires prior approval (not to be unreasonably withheld or delayed) from Exxaro.

Exxaro’s right of veto in respect of any dividend reinvestment plan will be retained in the New Exxaro Shareholder Agreement.

Exxaro’s right of veto in respect of the appointment of a new CEO will be retained in the New Exxaro Shareholder Agreement.

Termination	The Exxaro Shareholder Agreement will terminate if, among other things, Exxaro holds less than 5.0% of the Company’s total issued voting shares.	The termination provisions will be retained in the New Exxaro Shareholder Agreement.

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement
Appointment and Nomination of Directors
For so long as the Class B Voting Interest is at least 10%, holders of Class A shares shall be entitled to vote separately as a class to elect a number of “Class A Directors” to the Board and the holder of the Class B shares shall be entitled to vote separately as a class to elect a number of “Class B Directors” to the Board, as follows:

A person cannot be elected as a director unless: (i) the person is nominated by the Nominating Committee, or (ii) shareholders who hold or beneficially own 5% or more of the voting shares for at least 3 years submit a nomination complying with the requirements in the Constitution so that, subject to certain exceptions, it is received between 120 and 90 days in advance of the anniversary of the previous year’s annual general meeting.

A person can only be validly elected as a Director by the Company in general meeting at the annual general meeting of the Company. Pursuant to the New Exxaro Shareholder Agreement, Exxaro will undertake not to vote against the appointment of any Non-Exxaro Director at any annual general meeting of New Tronox.

By resolution passed in general meeting, New Tronox may appoint any individual who is willing to act and is permitted by law to do so, as a director. Pursuant to the New Exxaro Shareholder Agreement, New Tronox will nominate the number of New Tronox Board Members selected by Exxaro (“Exxaro Directors”) for appointment to the New Tronox Board specified below:

The Exxaro Directors will be subject to the retirement provisions set out in the New Tronox Articles (please see the section above captioned “Shareholder Rights: The Company v New Tronox – Rotation of directors”).

Exxaro has agreed not to exercise its right to vote on a resolution for the removal of a non Exxaro Director. Exxaro has also agreed to vote in favor of the election of any Cristal Director and against the removal of any Cristal Director. In addition, Exxaro has agreed to support the appointment of Jeffry N. Quinn as Chairman and as a director of New Tronox.

New Tronox may at any time by ordinary resolution passed in general meeting of the shareholders remove any director from office, provided that the replacement of any Exxaro Director must be nominated by Exxaro.

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement
Board decisions	Subject to the below, a resolution of the Board is carried if passed by a majority of the votes cast by Directors present and entitled to vote on the resolution at the meeting.	Subject to the below, a resolution of the Board is carried if passed by a majority of the votes cast by the New Tronox Directors present and entitled to vote on the resolution at the meeting.

However, while the Class B Voting Interest is not less than 10%, resolutions concerning the following matters must be passed by the affirmative vote of six directors (unless the holders of all Class B shares consent otherwise):

(i)    the election or early termination of the chairman of the Board;

(ii)   the appointment or termination of the Company’s Chief Executive Officer;

(iii)  the delegation by the Board of any of its powers to a committee of the Board where such delegation authorizes the committee to bind the Company without further Board approval;

(iv)   any proposed amendment to the Company’s Constitution (other than technical amendments that do not involve any material change);

(v)    the decision to pay any dividends on the Class A shares and Class B shares (together referred to as “Voting Shares”);

(vi)   the decision to adopt a dividend reinvestment plan;

(vii)  the settlement of any material environmental claims in excess of US$50 million;

(viii) the issue of any Voting Shares or securities convertible or exercisable into Voting Shares other than certain Permitted Issuances (as defined in the Exxaro Shareholder Agreement) where the amount to be issued when combined with any other Voting Shares or securities convertible or exercisable into Voting Shares in the previous 12 months would exceed 12% of the Company’s then-issued Voting Shares

Pursuant to the New Exxaro Shareholder Agreement, resolutions concerning the following matters must be passed by the affirmative vote of at least two-thirds of the New Tronox Directors:

(i)    the election or early termination of the chairman of the New Tronox Board;

(ii)   the appointment or termination of New Tronox’s Chief Executive Officer;

(iii)  the delegation by the New Tronox Board of any of its powers to a committee of the New Tronox Board where such delegation authorizes the committee to bind New Tronox without further New Tronox Board approval;

(iv)   any proposed amendment to the New Tronox Articles (other than technical amendments that do not involve any material change);

(v)    the decision to pay any dividends on the New Tronox Shares;

(vi)   the decision to adopt a dividend reinvestment plan;

(vii)  the settlement of any material environmental claims in excess of US$50 million;

(viii) the issue of any New Tronox Shares or securities convertible or exercisable into New Tronox Shares other than certain Permitted Issuances (as defined in the New Exxaro Shareholder Agreement) where the amount to be issued when combined with any other New Tronox Shares or securities convertible or exercisable into New Tronox Shares in the previous 12 months would exceed 12% of New Tronox’s then-issued New Tronox Shares (and for the purposes of this

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement

(and for the purposes of this calculation only any securities convertible or exercisable into Voting Shares shall be treated as though such conversion or exercise had occurred);

(ix)   any material acquisition or disposition of the Company’s or any of its subsidiaries’ assets valued at more than US$250 million (on a consolidated basis), or representing more than 20% of the Company’s consolidated total assets, as set out in the most recent consolidated audited accounts;

(x)    the entry by the Company or any of its subsidiaries into any agreement or obligation under which the consideration payable has an aggregate value in excess of US$250 million or represents more than 20% of the Company’s consolidated total long-term liabilities, as set out in the most recent consolidated audited accounts;

(xi)   the Company’s entry into any other business area fundamentally different from its business following consummation of the transaction contemplated by the Transaction Agreements (as defined in the Exxaro Shareholder Agreement) or the Company fundamentally changing the scope of any existing business area, including materially diversifying its business into new commodities, engaging in significant operations involving new minerals or materially engaging with other types of natural resources;

(xii)  the sale of all, or substantially all, of the Company’s business or assets, or the issue or sale of a simple majority (or more) of the Voting Shares to any person other than a related body corporate; and

(xiii) the entry into any arrangements concerning, or in any way initiating, a proceeding for voluntary administration, winding-up, liquidation, dissolution, merger or consolidation.

calculation only any securities convertible or exercisable into New Tronox Shares shall be treated as though such conversion or exercise had occurred);

(ix)   any material acquisition or disposition of New Tronox’s or any of its subsidiaries’ assets valued at more than US$250 million (on a consolidated basis), or representing more than 20% of New Tronox’s consolidated total assets, as set out in the most recent consolidated audited accounts;

(x)    the entry by New Tronox or any of its subsidiaries into any agreement or obligation under which the consideration payable has an aggregate value in excess of US$250 million or represents more than 20% of New Tronox’s consolidated total long-term liabilities, as set out in the most recent consolidated audited accounts;

(xi)   New Tronox’s entry into any other business area fundamentally different from its business following consummation of the Schemes. New Tronox fundamentally changing the scope of any existing business area, including materially diversifying its business into new commodities, engaging in significant operations involving new minerals or materially engaging with other types of natural resources;

(xii)  the sale of all, or substantially all, of New Tronox’s business or assets, or the issue or sale of a simple majority (or more) of the shares of New Tronox to any person other than a related body corporate; and

(xiii) the entry into any arrangements concerning, or in any way initiating, a proceeding for voluntary administration, winding-up, liquidation, dissolution, merger or consolidation.

In case of an equality of votes the chairman of the meeting shall not have a second or

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement

The chairman of a Board meeting does not have a casting vote. If an equal number of votes is cast for and against a resolution, the matter is decided in the negative.

Resolutions of the Directors may also be passed by signing a document containing a statement that they are in favor of the resolution set out in the document.

casting vote. If an equal number of votes is cast for and against a resolution, the matter is decided in the negative.

A resolution in writing, signed by all the New Tronox Directors entitled to vote thereon, shall be as valid and effectual as if it had been passed at a meeting of the New Tronox Board.

Board quorum for meetings
For so long as the Class B Voting Interest is at least 10%, the quorum for a Board meeting is generally six Directors (of whom at least one must be a Class B Director) and a quorum must be present for the whole meeting. For so long as the Class B Voting Interest is less than 10%, the quorum for a Board meeting is a majority of the Directors.

Pursuant to the New Exxaro Shareholder Agreement, for so long as Exxaro holds shares equal to 10% or more of the ordinary shares, the quorum for a New Tronox Board meeting is two-thirds of all New Tronox Directors (of whom at least one must be an Exxaro Director if any are then in office) and a quorum must be present for the whole meeting.

Transfer and Conversion of Class B shares
Transfer Procedure for Class B shares

In addition to complying with the general provisions for a transfer of shares in the Company, a transfer of Class B shares is subject to the following additional provisions:

•   prior written notice must be given to the Company of the proposed transfer;

•   the notice must:

    ○   identify the proposed transferee, broker or nominee holder, and its relationship with the transferor; and

    ○   state whether or not the proposed transferee is acquiring the Class B shares pursuant to a Permitted Transfer. Broadly speaking, a “Permitted Transfer” is a transfer that is expressly exempted from this requirement under an agreement made between the Company and the person and includes the Exxaro Shareholder Agreement; and

•   provide such additional information reasonably requested by the Board.

Conversion of Class B shares

New Tronox will have a single class of ordinary shares on issue.

In addition to complying with the general provisions for a transfer of shares in New Tronox set out in the New Tronox Articles, Exxaro is subject to a right of first refusal under the Exxaro Mineral Sands Transaction Completion Agreement whereby Exxaro has agreed to sell down its remaining ownership interest in Tronox in a manner that does not cause it to lose the benefit of certain Net Operating Losses (NOLs) under limitations set forth in section 382 of the Internal Revenue Code. In addition, the Exxaro Mineral Sands Transaction Completion Agreement provides Tronox the right to repurchase from Exxaro any Class B Shares (or from the date upon which the Redomicile Transaction completes, any of its New Tronox Shares) that Exxaro desires to sell. The purchase price will be based on market-related prices.

Matter	Exxaro Shareholder Agreement	New Exxaro Shareholder Agreement

•   Except for Permitted Transfers and transfers to affiliates, each Class B share automatically converts into one fully paid Class A share upon transfer to a third party acquirer.

•   If the number of Class B shares as a percentage of all issued Class A shares and Class B shares (“Class B Voting Interest”) falls below 10%, all issued Class B shares automatically convert into fully paid Class A shares at a conversion ratio of one to one.

Shareholder Rights: New Cristal Shareholder Agreement

As described above in section 5.6(b), under the Cristal Transaction Agreement, the Company, Cristal and Cristal Seller have agreed to enter into the Cristal Shareholder Agreement upon the consummation of the Cristal Transaction and provided that such consummation occurs before the Scheme Record Date. Cristal is fully supportive of the Redomicile Transaction regardless of whether it is implemented before or after the Cristal Transaction is consummated. In addition, the substantive terms of the Cristal Shareholder Agreement will not be impacted by whether the Redomicile Transaction is completed before or after the Cristal Transaction is consummated, and the New Cristal Shareholder Agreement (whether entered into prior to or after implementation of the Redomicile Transaction) largely replicates the rights and obligations of Cristal and Cristal Seller as against New Tronox as they have against the Company under the Cristal Shareholder Agreement. If the Cristal Transaction is consummated after the Scheme Record Date, New Tronox, Cristal and the Cristal Seller will enter into the New Cristal Shareholder Agreement, amended to reflect the Cristal Shareholder Agreement having not been entered into. The rights and obligations of New Tronox, Cristal and the Cristal Seller under the New Cristal Shareholder Agreement will not be any different in any material respect from their respective rights and obligations had the New Cristal Shareholder Agreement been entered into prior to the Scheme Record Date. A copy of the New Cristal Shareholder Agreement is set out in Annexure H.

The material rights and obligations of Cristal and its related entities under the New Cristal Shareholder Agreement are summarized below. In this section, we refer to Cristal Seller and any person or entity to which New Tronox Shares may be transferred in accordance with the terms of the New Cristal Shareholder Agreement as the “Cristal Shareholder Parties.”

Board Representation

The Cristal Shareholder Parties will have the following nomination rights to the New Tronox Board:

•	for so long as the Cristal Shareholder Parties beneficially own 24,900,000 or more voting securities of New Tronox, the Cristal Shareholder Parties have the right to nominate two Directors to the New Tronox Board; and
•	for so long as the Cristal Shareholder Parties beneficially own greater than or equal to 12,450,000, but less than 24,900,000 voting securities of New Tronox, the Cristal Shareholder Parties will have the right to nominate one Director to the New Tronox Board.

New Tronox will include the Cristal Shareholder Parties’ director nominees in the slate of director nominees recommended by the New Tronox Board for election as directors and will use its reasonable best efforts to cause the shareholders of New Tronox to elect the Cristal Shareholder Parties’ director nominees, subject to applicable laws. In the event any New Tronox board member nominated by the Cristal Shareholder Parties (a Cristal shareholder party director) resigns or is unable to serve, the Cristal Shareholder Parties will be entitled to appoint a replacement Cristal shareholder party director. If the Cristal Shareholder Parties no longer beneficially own the required number of securities to nominate a director/directors to the New Tronox Board (as applicable), the Cristal Shareholder Party shall cause any Cristal shareholder party director(s) to promptly tender his or her immediate resignation from the New Tronox Board. So long as permitted by applicable law, the Cristal shareholder party director(s), if any, will serve as members of the various standing committees (other than the nominating committee) proportional to their representation on the New Tronox Board.

Voting

So long as the Cristal Shareholder Parties have director nomination rights under the New Cristal Shareholder Agreement, with respect to any proposal or resolution relating to the election or removal of directors, compensation of directors, officers and other employees of New Tronox, and the engagement of accountants, the Cristal Shareholder Parties will vote or cause to be voted all of its voting securities beneficially owned by it as recommended by the New Tronox Board. The Cristal Shareholder Parties will also cause all of the voting securities of New Tronox that they beneficially own to be represented at any meeting of New Tronox’s shareholders for purposes of the presence of a quorum for the term of the New Cristal Shareholder Agreement.

The New Cristal Shareholder Agreement contains a provision that the Cristal Shareholder Parties will vote or cause to be voted all of the voting securities beneficially owned by them: (i) in favor of the appointment of any New Tronox Directors nominated by Exxaro; (ii) to ensure that no New Tronox Director appointed by Exxaro may be removed from office except as provided in the New Exxaro Shareholder Agreement; and (iii) any vacancies created by the resignation, removal or death of a New Tronox Director appointed pursuant to the New Exxaro Shareholder Agreement shall be filled pursuant to the New Exxaro Shareholder Agreement.

Standstill Restrictions

The New Cristal Shareholder Agreement will contain certain standstill provisions restricting Cristal and its underlying shareholders from the date of the Cristal Shareholder Agreement until the earlier of (i) six months after the Cristal Shareholder Parties no longer have any rights to nominate or designate nominees to the New Tronox Board and (ii) the third anniversary after the date of the Cristal Shareholder Agreement.

Transfer Restrictions

Cristal Seller will be subject to certain restrictions related to the transfer of any voting securities of New Tronox beneficially owned by it for a period beginning on the date of the Cristal Shareholder Agreement and ending on the later of: (i) two years after the date of the Cristal Shareholder Agreement or (ii) October 1, 2020 (the transfer prohibition period). During this period, Cristal Seller will not transfer any of the voting securities beneficially owned by it, other than to a permitted transferee following the later of (i) the date that is eighteen months after the date of the Cristal Shareholder Agreement and (ii) the date on which all claims for indemnification under the agreement in respect of the Cristal Transaction asserted in writing by New Tronox prior to such eighteen-month anniversary have been finally resolved. However, except with the express permission of New Tronox, no transfer will be permitted prior to December 31, 2022 if, as a result of such a transfer, the percentage of shares of New Tronox owned by one or more “5-percent shareholders” (as defined in US Treasury Regulations promulgated under the US Internal Revenue Code) of New Tronox would increase by more than forty-five (45) percentage points over the lowest percentage of ordinary shares of New Tronox owned by such shareholders at any time during the three-year period ending on the date of such transfer (as determined in accordance with the principles of section 382 of the US Internal Revenue Code and the US Treasury Regulations promulgated thereunder).

Notwithstanding the restrictions discussed above, during the transfer prohibition period, the Cristal Shareholder Parties are permitted to sell or transfer up to an aggregate number of voting securities equal to 4% of the total number of outstanding voting securities calculated immediately after the closing of the Cristal Transaction, as adjusted for any stock split, reverse stock split or similar transaction (the “waived transfer amount”), (i) in accordance with Rule 144 under the US Securities Act, or (ii) under the short form registration statement, which New Tronox must file with the SEC reasonably promptly after the Implementation Date, which will cover the registration of the number of securities up to the waived transfer amount.

A permitted transferee is (i) any of the shareholders of Cristal, (ii) a controlled affiliate of one of the Cristal Shareholder Parties, (iii) a nominee or broker of the Cristal Shareholder Parties or (iv) solely with respect to any pledge of the voting securities, or the creation of an encumbrance or lien on the voting securities, to secure bona fide borrowings, a bank, licensed securities firm or pension fund.

In addition to and notwithstanding the restrictions described above, none of the Cristal Shareholder Parties, other than in connection with a registered public offering, including any underwritten offering or a change of control of New Tronox, may knowingly transfer or cause the transfer of voting securities (i) to any person (other than to any permitted transferee) who, after such acquisition, would beneficially own, together with its affiliates, in excess of 5% of the voting securities or (ii) on any given day (other than to any permitted transferee) in an amount greater than 10% of the average daily trading volume of the voting securities for the 20-day period immediately preceding the date of such transfer.

Registration Rights

Demand Registrations. At any time after the expiration of the transfer prohibition period, the Cristal Shareholder Parties may, up to a maximum of three times, request that New Tronox effect a registration under the US Securities Act of registrable securities held by the Cristal Shareholder Parties. If requested by one of the Cristal Shareholder Parties, New Tronox will use its commercially reasonable efforts to register such securities, including, if required by the Cristal Shareholder Parties, to file a short-form registration statement with the SEC. In no event will New Tronox be obligated to effect any shelf registration other than pursuant to the short-form registration statement.

Piggyback Registrations. At any time after the transfer prohibition period, the Cristal Shareholder Parties will have unlimited piggyback registration rights that allow it to require that registrable securities held by the Cristal

Shareholder Parties be included in certain registration statements filed by New Tronox, subject to certain exceptions. These piggyback registration rights will be subject to cutback procedures in the event the piggyback offering is oversubscribed.

Expenses. Subject to certain exceptions, New Tronox will pay all registration expenses in connection with each registration of securities of New Tronox pursuant to the New Cristal Shareholder Agreement. All underwriting discounts, selling commissions and transfer taxes applicable to the sale of registrable securities of the Cristal Shareholder Parties will be borne by the shareholder.

Holdback. The Cristal Shareholder Parties agree that, if requested by New Tronox and the underwriters, it will not (whether or not the Cristal Shareholder Parties are participating in the registration) effect a public sale or distribution or other transfer of the registrable securities without the prior written consent of New Tronox or the underwriters during the holdback period. The holdback period is the period of 180 days after and during the ten days before the effective date of the related registration statement, or in the case of a takedown from a shelf registration statement, 90 days after the prospectus supplement filed with the SEC in connection with such takedown and during such period (not to exceed ten days) as New Tronox has given reasonable notice to the Cristal Shareholder Parties, or such shorter period as New Tronox, the Cristal Shareholder Parties and the underwriter will agree.

Pre-emptive Rights

Between the date of the Cristal Shareholder Agreement and the date on which the Cristal Shareholder Parties beneficially own fewer than 11,743,750 voting securities of New Tronox, if New Tronox issues additional voting securities, for 30 days following notice to the Cristal Shareholder Parties of the issuance, the Cristal Shareholder Parties will have the right to subscribe at the then current market price of New Tronox Shares up to a proportional number of voting securities, subject to certain exceptions.

Non-Competition; Non-Solicitation

Non-competition. For the two-year period after the closing of the Cristal Transaction, certain of the shareholders of Cristal may not, directly or indirectly, own, manage, operate or otherwise participate or engage in the TiO2 business anywhere in the world. This prohibition does not apply to (i) having beneficial ownership of any voting securities of up to 4.9% of any class of outstanding securities; (ii) conducting the businesses conducted by Cristal prior to the closing of the Cristal Transaction other than the TiO2 business; or (iii) acquiring any entities or businesses that include a competing business if such competing business comprises (a) less than 20% of the revenues of the acquired business (but not more than US$200 million of the aggregate revenues); or (b) US$50 million of the revenues of such acquired business.

Non-solicitation. For the two-year period after the closing of Cristal Transaction, certain of the shareholders of Cristal may not, directly or indirectly, solicit any employee transferred to New Tronox in connection with the Cristal Transaction or encourage any such employee to terminate his or her employment with New Tronox without the prior written consent of New Tronox.

Matching Rights

If any other person who is or becomes a holder of voting securities is granted rights by New Tronox as a shareholder that are (i) within the express scope of the rights granted to the Cristal Shareholder Parties pursuant to the New Cristal Shareholder Agreement; and (ii) more favorable than those granted to the Cristal Shareholder Parties in the New Cristal Shareholder Agreement and the other investor owns or comes to own fewer voting securities than the Cristal Shareholder Parties, New Tronox will promptly amend the New Cristal Shareholder Agreement to provide the same rights to the Cristal Shareholder Parties.

Termination

The New Cristal Shareholder Agreement will terminate by consent of all parties or when the Cristal Shareholder Parties no longer beneficially own at least 7,829,167 voting securities. Certain sections of the New Cristal Shareholder Agreement, including those relating to indemnification, governing law, jurisdiction and waiver of jury trial, will survive termination of the New Cristal Shareholder Agreement, and the provisions relating to registration rights will survive termination of the New Cristal Shareholder Agreement until the first date on which there are no registrable shares outstanding.

ANNEX G

Company NO. 11653089

THE COMPANIES ACTS

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

TRONOX HOLDINGS PLC

CMS Cameron McKenna Nabarro Olswang LLP
Cannon Place
78 Cannon Street
London EC4N 6AF
T +44 20 7367 3000
F +44 20 7367 2000

Company No. 11653089

The Companies Acts

Public Company Limited by Shares

ARTICLES OF ASSOCIATION

of

TRONOX HOLDINGS PLC

(Adopted on [•] 2019)

DEFINITIONS AND INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION
1.1	In these Articles, the following words and expressions have the meanings indicated below:

“these Articles”: these articles of association as originally adopted or as altered from time to time;

“Acquiring Person”: a person or group of Affiliates or Associated Persons and anyone acting in concert with any of them who has, for the purposes of Section 382 of the United States Internal Revenue Code, acquired an interest in shares issued by the Company of 4.5% or more, provided, for the avoidance of doubt, that a Depositary, acting solely in its capacity as Depositary, shall not be considered an Acquiring Person;

“acting in concert” has the meaning given to it in the Takeover Code, provided that no person shall be deemed to be acting in concert with any other person solely as a result of that other person having an interest in shares held by the same Depositary (acting solely in the Depositary’s capacity as such);

“Affiliate” and “Associated Person” have the respective meanings given to them under the rules and regulations promulgated by the Securities and Exchange Commission under the United States Securities Act of 1933;

“Auditors”: the auditors of the Company for the time being or, in the case of joint auditors, any one of them;

“beneficial ownership” or “beneficially owned” or any correlative terms have the same meaning as in Regulation 13D under the Exchange Act;

“Board”: the board of Directors from time to time of the Company or those Directors present at a duly convened meeting of the Directors at which a quorum is present;

“clear days”: in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

“Depositary”: any depositary, clearing agency, custodian, nominee or similar entity authorised under arrangements entered into by the Company or otherwise approved by the Board that holds legal title to shares for the purposes of facilitating beneficial ownership of such shares (or the transfer thereof) by other persons, and may include a person that holds, or is interested directly or indirectly, including through a nominee, in, shares, or rights or interests in respect thereof, and that issues certificates, instruments, securities or other documents of title, or maintains accounts, evidencing or recording the entitlement of the holders thereof, or account holders, to or to receive such shares, rights or interests and shall include, where so approved by the Board, the trustees (acting in their capacity as such) of any employees’ share scheme established by the Company;

“Director”: a director for the time being of the Company;

“Exchange Act”: the United States Securities Exchange Act of 1934;

“Executive Director”: a Director who is an employee of the Company or a subsidiary and who acts in an executive capacity for the Company under a contract of service;

“holder”: in relation to shares, the member whose name is entered in the Register as the holder of the shares (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to shares held as treasury shares);

“interest in shares” includes where the context permits “interests in securities” as defined in the Takeover Code and, for the avoidance of doubt, includes (without duplication) beneficial ownership, and “interested in shares” and “share interest” will be construed accordingly;

“member”: a member of the Company (not including, to the extent that these Articles would otherwise conflict with the Statutes, the Company itself in relation to shares held as treasury shares), including, subject to Section 145 of the Companies Act 2006, any person nominated in accordance with these Articles to enjoy or exercise a member’s rights in relation to the Company;

“Nominating Committee”: a nominating and corporate governance committee of the Board consisting only of Non-affiliated Directors;

“nomination notice” has the meaning given in Article 149;

“Non-affiliated Director”: a Director who is (a) not an Executive Director, (b) not and, within three years of any reference date, has not been an employee, consultant or agent (in either case under a material engagement) or greater than 10% shareholder of the Company or of any Affiliate of the Company, (c) not a relative or family member of any person described in (a) or (b), and (d) at the time of determination thereof, deemed to be independent by the Board within the meaning of the applicable rules and regulations of any stock exchange on which the shares of the Company are then listed;

“NYSE”: the New York Stock Exchange;

“Office”: the registered office of the Company;

“paid up”: paid up or credited as paid up;

“Public Disclosure”: a disclosure made in a press release reported by the Dow Jones News Service, The Associated Press or a comparable United States based national news service or in a document publicly filed or furnished by the Company with the United States Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (and “Publicly Disclosed” shall be construed accordingly);

“Register”: the register of members of the Company;

“Regulations”: the Uncertificated Securities Regulations 2001;

“relevant system”: the computer-based system, and procedures, which enable title to units of a security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;

“Rights” has the meaning given to it in Article 8.2;

“Rights Plan” has the meaning given to it in Article 8.1;

“Seal”: the common seal of the Company or any official seal kept by the Company pursuant to the Statutes;

“Secretary”: the secretary of the Company or any other person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary and any person appointed to perform the duties of secretary temporarily or in any particular case;

“Statutes”: every statute (including any statutory instrument, order, regulation or subordinate legislation made under it) concerning companies that are incorporated in England and Wales to the extent that it is for the time being in force or (where the context requires) was in force at a particular time, including the Companies Act 2006 and the Regulations;

“system’s rules”: the rules, regulations, procedures, facilities and requirements of the relevant system concerned;

“Takeover Code”: the City Code on Takeovers and Mergers as promulgated by the Takeover Panel, as amended and/or supplemented from time to time;

“Takeover Panel”: the Panel on Takeovers and Mergers or such other authority designated as the supervising authority in the United Kingdom to carry out certain regulatory functions in relation to takeovers;

“transfer instruction”: a properly authenticated dematerialised instruction on a relevant system in accordance with the Regulations in such form, in such manner and from such person as the Board may determine;

“transmittee”: a person entitled to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law;

“United Kingdom”: Great Britain and Northern Ireland; and

“United States”: the United States of America.

1.2	In these Articles:
1.2.1	the expressions “debenture” and “debenture holder” include “debenture stock” and “debenture stockholder”.
1.2.2	references to writing include any method of reproducing or representing words, symbols or other information in such form (including in electronic form or by making it available on a website) that it can be read or seen with the naked eye and a copy of it can be retained.
1.2.3	references to the execution of a document (including where execution is implied, such as in the giving of a written consent) include references to its being executed under hand or under seal or by any other method, and, in relation to anything sent or supplied in electronic form, include references to its being executed by such means and incorporating such information as the Board may from time to time stipulate for the purpose of establishing its authenticity and integrity.
1.2.4	unless the context otherwise requires, words or expressions that are defined in the Regulations or the Companies Act 2006 bear those meanings (but as if the definitions contemplated their use in these Articles as well as in the relevant legislation), except that the word “company” shall include any body corporate.
1.2.5	except where the contrary is stated or the context otherwise requires, any reference to a statute or statutory provision includes any order, regulation, instrument or other subordinate legislation made under it for the time being in force, and any reference to a statute, statutory provision, order, regulation, instrument or other subordinate legislation includes any amendment, extension, consolidation, re-enactment or replacement of it for the time being in force.
1.2.6	words importing the singular number only include the plural and vice versa. Words importing the masculine gender include the feminine and neuter gender. Words importing persons include corporations.
1.2.7	references to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.
1.2.8	references to any security as being in certificated form or uncertificated form refer, respectively, to that security being a certificated unit of a security or an uncertificated unit of a security for the purposes of the Regulations.
1.2.9	headings are inserted for convenience only and shall not affect the construction of these Articles.
2.	LIMITED LIABILITY

The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

3.	MODEL ARTICLES EXCLUDED

None of the relevant model articles (within the meaning of Section 20 of the Companies Act 2006) shall apply as regulations of the Company.

4.	FORM OF RESOLUTIONS

A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under the Statutes or these Articles.

SHARE CAPITAL

5.	RIGHTS ATTACHED TO SHARES

Subject to the Statutes and without prejudice to any rights attached to any existing shares, any share may be allotted or issued with nominal value in any currency and with such rights or restrictions as the Board may determine.

6.	REDEEMABLE SHARES

The Company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the Company or the holder, and the Board may determine the terms, conditions and manner of redemption of any such shares.

7.	REDEEMABLE DEFERRED SHARES

The rights and restrictions attaching to the Redeemable Deferred Shares are as set out in this Article 7.

7.1	For the purposes of this Article and the rights and restrictions attaching to the Redeemable Deferred Shares:

Other Shares means any share that is not a Redeemable Deferred Share, and Other Shares shall be construed accordingly;

Redeemable Deferred Shareholders means a person entered in the Register as the holder of a Redeemable Deferred Share from time to time;

Redeemable Deferred Shares means any shares of £1.00 nominal value in the capital of the Company issued with the rights and subject to the restrictions set out in this Article 7; and

Share Capital Requirement means the minimum nominal value of share capital that a public company is required to maintain from time to time pursuant to the Statutes.

7.2	Subject to Article 7.4, the Redeemable Deferred Shareholders shall have no right to receive any dividend or other distribution whether of capital or income.
7.3	The Redeemable Deferred Shares shall confer no right on the Redeemable Deferred Shareholders to receive notice of, or to attend or vote at, any general meeting of the Company, but shall confer on each holder thereof a right to receive notice of and to attend and to vote at any separate class meeting of the holders of Redeemable Deferred Shares.
7.4	Other than a return of capital in connection with the cancellation of the entire nominal value of each Redeemable Deferred Share, on a return of capital in a liquidation, but not otherwise, the Redeemable Deferred Shareholders shall have the right to receive the nominal amount of each such Redeemable Deferred Share held, but only after the holder of each Other Share in the capital of the Company shall have received the amount paid up or credited as paid up on each such Other Share and the Redeemable Deferred Shareholders shall not be entitled to any further participation in the assets or profits of the Company.
7.5	A reduction by the Company of the capital paid up or credited as paid up on the Redeemable Deferred Shares and the cancellation of such Redeemable Deferred Shares will be treated as being in accordance with the rights attaching to the Redeemable Deferred Shares and will not involve a variation of such rights for any purpose, and the Company will be authorised at any time, without obtaining the consent of the Redeemable Deferred Shareholders, to reduce its capital (in accordance with the Statutes).
7.6	The rights, limitations and restrictions attaching to the Redeemable Deferred Shares shall not be, and shall not be deemed to be, varied or abrogated in any way by:
7.6.1	a reduction or cancellation of all or part of the share capital of the Company;
7.6.2	any repurchase by the Company of any of the Other Shares;

7.6.3	the allotment or issue of further shares ranking subsequent to, pari passu with, or in priority to them, or any Redeemable Deferred Shares;
7.6.4	the subdivision, consolidation, conversion or redesignation of any of the Other Shares; or
7.6.5	any alteration or amendment to these Articles or the adoption of new articles of association in substitution for, and to the exclusion of, these Articles.
7.7	Notwithstanding any other provision in these Articles (subject to the Statutes), any Redeemable Deferred Shares shall be redeemed on the next working day following written notice requesting such redemption being given by either the Company or the holder for the time being of the Redeemable Deferred Shares concerned to the other at any time after the earlier of:
7.7.1	the Company satisfying the Share Capital Requirement by virtue only of the Other Shares that are at that time in issue (i.e. independently of, and without regard to, any Redeemable Deferred Shares); or
7.7.2	the Share Capital Requirement ceasing to apply to the Company.
7.8	On redemption of any Redeemable Deferred Share, the Company shall pay to the holder of such share in full the amount paid up or credited as paid up on such share, and the holder of such share shall be bound to deliver to the Company at its registered office the certificate in respect of such share.
8.	RIGHTS PLAN
8.1	Subject to the Statutes, the Board may exercise any power of the Company to establish a shareholders rights plan (the “Rights Plan”), including approving the execution of any document relating to the adoption and/or implementation of the Rights Plan. The Rights Plan may be in such form as the Board shall in its absolute discretion determine and may in particular (but without restriction or limitation) include such terms as are described in the Summary of Example Terms in the form appearing in the Appendix to these Articles. The Board may also terminate the Rights Plan at any time including but not limited to in connection with a transaction.
8.2	Subject to the Statutes, the Board may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of rights) to subscribe for shares, in accordance with the Rights Plan (the “Rights”).
8.3	The purpose for which the Board shall be entitled to establish the Rights Plan and to grant Rights in accordance therewith, as provided in Articles 8.1 and 8.2, shall be where, in the opinion of the Board, establishment of the Rights Plan would preserve the ability of the Company to use its net operating loss carryforwards and other tax attributes (“Tax Benefits”), which would be substantially limited if the Company experienced an ownership change as defined in Section 382 of the United States Internal Revenue Code (an “Ownership Change”).
8.4	Subject to the Statutes, the Board may determine not to redeem the Rights and accordingly exercise any power of the Company to (a) allot shares pursuant to the exercise of the Rights; or (b) exchange or cause to be exchanged all or part of the Rights (in each case, other than Rights held by an Acquiring Person) for ordinary shares and/or another class of shares (an “Exchange”) in each case in accordance with the Rights Plan. The purpose for which the Board shall be entitled not to redeem the Rights, and accordingly to exercise any power of the Company to allot shares or effect an Exchange shall be where, in the opinion of the Board, not to redeem the Rights and accordingly to exercise any power of the Company to allot shares or effect an Exchange would preserve the ability of the Company to use its Tax Benefits, which would be substantially limited if the Company experienced an Ownership Change.
9.	PAYMENT OF COMMISSIONS

The Company may exercise the powers of paying commissions and brokerage conferred or permitted by the Statutes. Subject to the Statutes, any such commission may be satisfied by the payment of cash or by the allotment (or an option to call for the allotment) of fully or partly paid shares or partly in one way and partly the other.

10.	TRUSTS NOT RECOGNISED

Except as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or recognise (except as otherwise provided by these Articles or by law or under an order of a court of competent jurisdiction) any interest in any share except an absolute right to the whole of the share in the holder.

11.	VARIATION OF RIGHTS

The provisions of the Statutes as to variation of class rights shall apply to the variation or abrogation of the special rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class.

12.	MATTERS NOT CONSTITUTING A VARIATION OF RIGHTS
12.1	The rights attached to any share or class of shares shall not, unless otherwise expressly provided by its terms of issue, be deemed to be varied, abrogated or breached by:
12.1.1	the creation or issue of further shares ranking pari passu with it; or
12.1.2	the purchase or redemption by the Company of any of its own shares (whether of that or any other class) or the sale of any shares (of that class or any other class) held as treasury shares.

CERTIFICATES

13.	RIGHT TO CERTIFICATES
13.1	Except as otherwise provided in these Articles, every person whose name is entered in the Register as a holder of shares in the Company shall be entitled, within the time specified by the Statutes and without payment, to one certificate for all the shares of each class registered in the holder’s name provided that, except insofar as the Board decides otherwise, no such certificate will be issued unless requested by the relevant person. Upon a transfer of part of the shares of any class registered in the holder’s name, every holder shall be entitled without payment to one certificate for the balance in certificated form of the holder’s holding. Upon request and upon payment, for every certificate after the first, of such reasonable sum (if any) as the Board may determine, every holder shall be entitled to receive several certificates for certificated shares of one class registered in the holder’s name (subject to surrender for cancellation of any existing certificate representing such shares). Every holder shall be entitled to receive one certificate in substitution for several certificates for certificated shares of one class registered in the holder’s name upon surrender to the Company of all the share certificates representing such shares.
13.2	Subject as provided in the preceding part of this Article, the Company shall not be bound to issue more than one certificate in respect of certificated shares registered in the names of two or more persons and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.
14.	EXECUTION OF CERTIFICATES

Every certificate for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates or similar documents) shall be issued under the Seal (or in such other manner as the Board, having regard to the terms of issue and the Statutes may authorise) and each share certificate shall specify the shares to which it relates, the distinguishing number (if any) of the shares and the amount paid up on the shares. The Board may determine, either generally or in relation to any particular case, that any signature on any certificate need not be autographic but may be applied by some mechanical or other means, or printed on the certificate, or that certificates need not be signed.

15.	REPLACEMENT CERTIFICATES

If a share certificate for certificated shares is worn out, defaced or damaged then, upon its surrender to the Company, it shall be replaced free of charge. If a share certificate for certificated shares is or is alleged to have been lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board thinks fit. The Company shall be entitled to treat an application for a replacement certificate made by one of joint holders as being made on behalf of all the holders concerned.

16.	UNCERTIFICATED SECURITIES
16.1	Unless otherwise determined by the Board and permitted by the Regulations, the Company shall not issue and no person shall be entitled to receive a certificate in respect of any share or other security issued by the Company for so long as it is in uncertificated form.
16.2	Conversion of securities in certificated form into uncertificated form, and vice versa, may be made in such manner as the Board may, in its absolute discretion, think fit (subject always to the Statutes and the facilities and requirements of the relevant system).
16.3	All registers of holders relating to securities issued by the Company will be maintained as required by the Regulations and by the rules of the relevant system and will distinguish between securities held in uncertificated form and securities held in certificated form. Unless the Board shall otherwise determine, holdings of the same holder or joint holders in certificated form shall be treated as separate from the same person or persons’ holdings in uncertificated form, but a class of securities shall not be treated as two classes by virtue only of the fact that it comprises securities in certificated form and securities in uncertificated form (even if, as a result of any provision of these Articles or the Regulations, securities are treated differently according to whether they are in certificated or uncertificated form).
16.4	No certificate will normally be issued in respect of securities held by a financial institution.
16.5	The provisions of these Articles shall not apply to shares of any class which are in uncertificated form to the extent that such Articles are inconsistent with:
16.5.1	the holding of shares of that class in uncertificated form;
16.5.2	the transfer of title to shares of that class by means of a relevant system; or
16.5.3	any provision of the Regulations

but notwithstanding this the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to deal with the share in accordance with these Articles.

LIEN

17.	COMPANY’S LIEN
17.1	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company’s lien on a share shall extend to any amount payable in respect of it.
17.2	The Board may at any time resolve that any share shall be wholly or in part exempt from this Article.
18.	ENFORCING LIEN BY SALE AFTER NOTICE

The Company may sell, in such manner as the Board determines, any shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice has been given to the holder of the share or the relevant transmittee, demanding payment and indicating that if the notice is not complied with the shares will be sold.

19.	MANNER OF SALE
19.1	To give effect to a sale, the Board may:
19.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares sold; and

19.1.2	in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale);

in each case to, or in accordance with the directions of, the purchaser and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title to the shares shall not be affected by any irregularity or invalidity of the proceedings in reference to the sale.

20.	APPLICATION OF SALE PROCEEDS

The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment of so much of the sum for which the lien exists as is presently payable, and any residue shall (in the case of shares held in certificated form, upon surrender to the Company for cancellation of the certificate for the shares sold and in the case of shares held in uncertificated form, within a reasonable time following receipt by the Company of the net proceeds of sale and subject in each such case to a like lien for any monies not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares immediately before the sale.

CALLS ON SHARES

21.	CALLS
21.1	Subject to the terms of issue, the Board may from time to time make calls upon the members in respect of any money unpaid on their shares (whether in respect of the nominal amount or by way of premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on the member’s shares. A call may be made payable by instalments. A call may, at any time before receipt by the Company of any sum due under the call, be revoked in whole or in part and payment of a call may be postponed in whole or in part, as the Board may determine.
21.2	A person upon whom a call is made shall remain liable for all calls made upon the person notwithstanding the subsequent transfer of the shares in respect of which the call was made.
22.	TIME OF CALL

A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

23.	LIABILITY OF JOINT HOLDERS

The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.

24.	INTEREST

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all costs, charges and expenses that the Company may have incurred by reason of such non-payment, together with interest on the amount unpaid from the day it became due and payable until the day it is paid at the rate fixed by the terms of issue of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by Section 609 of the Companies Act 2006) but the Board may waive payment of the interest wholly or in part.

25.	SUMS DUE ON ALLOTMENT OR BY WAY OF INSTALMENT TREATED AS CALLS

An amount payable in respect of a share on allotment or at any fixed date, whether in respect of the nominal amount of the share or by way of premium or as an instalment of a call, shall be deemed to be a call and, if it is not paid these Articles shall apply as if that amount had become due and payable by virtue of a call.

26.	POWER TO DIFFERENTIATE

Subject to the terms of issue, the Board may, on the issue of shares, differentiate between the allottees or holders in the amount of calls to be paid and the times of payment.

27.	ADVANCE PAYMENT OF CALLS
27.1	The Board may, if it thinks fit, receive from any member willing to advance them all or any part of the monies unpaid and uncalled upon the shares held by the member and may pay interest upon the monies so advanced (to the extent such monies exceed the amount of the calls due and payable upon the shares in respect of which they have been advanced) at such rate (not exceeding 15% per annum unless the Company by ordinary resolution otherwise directs) as the Board may determine.
27.2	A payment in advance of calls shall extinguish, to the extent of it, the liability upon the shares in respect of which it is advanced.

FORFEITURE OF SHARES

28.	NOTICE IF CALL NOT PAID
28.1	If a call or instalment of a call remains unpaid after it has become due and payable, the Board may at any time serve a notice on the holder requiring payment of so much of the call or instalment as remains unpaid together with any interest which may have accrued thereon and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall specify a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where the payment required by the notice is to be made and shall indicate that if the notice is not complied with the shares in respect of which the call was made or instalment is payable will be liable to be forfeited.
28.2	The Board may accept the surrender of any share liable to be forfeited and, in such case, references in these Articles to forfeiture shall include surrender.
29.	FORFEITURE IF NOTICE NOT COMPLIED WITH

If any notice served under the immediately preceding Article (Notice if call not paid) is not complied with, any share in respect of which the notice was given may, before payment of all calls or instalments and interest due in respect of it is made, be forfeited by (and with effect from the time of the passing of) a resolution of the Board that such share be forfeited. The forfeiture shall include all dividends declared and other monies payable in respect of the forfeited shares and not paid before the forfeiture.

30.	NOTICE OF FORFEITURE

When any share has been forfeited, notice of the forfeiture shall be served upon the person who was, before the forfeiture, the holder of the share, but a forfeiture shall not be invalidated by any failure to give such notice. An entry of such notice and an entry of the forfeiture with the date thereof shall forthwith be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to make such entries as aforesaid.

31.	SALE OF FORFEITED SHARE
31.1	Until cancelled in accordance with the Statutes, a forfeited share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was the holder before the forfeiture or to any other person upon such terms and in such manner as the Board thinks fit. To give effect to a sale or other disposal, the Board may:
31.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
31.1.2	in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

to the designated transferee (and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer). The Company may receive any consideration given for the share on its disposal and may register the transferee as holder of the share. At any time before a sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board thinks fit.

32.	ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE
32.1	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares and, in the case of shares held in certificated form, shall surrender to the Company for cancellation the certificate for the forfeited shares but in all cases shall remain liable to the Company for all monies which at the date of forfeiture were presently payable by the relevant person to the Company in respect of those shares with interest thereon from the date of forfeiture until payment at such rate (not exceeding 15% per annum) as the Board may determine.
32.2	The Board may waive payment wholly or in part and the Board may enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.
33.	STATUTORY DECLARATION AND VALIDITY OF SALE

A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the completion of any formalities necessary to effect a transfer) constitute a good title to the share and the person to whom the share is disposed of shall be registered as the holder of the share and shall be discharged from all calls made prior to such disposition and shall not be bound to see to the application of the consideration (if any), nor shall the person’s title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale, re-allotment or other disposal of the share.

UNTRACED SHAREHOLDERS

34.	POWER TO SELL SHARES OF UNTRACED SHAREHOLDERS
34.1	Subject to the Regulations, the Company shall be entitled to sell at the best price reasonably obtainable any shares of a holder or transmittee if in respect of those shares:
34.1.1	no cheque, warrant or other financial instrument or payment sent by the Company in the manner authorised by these Articles has been cashed for a period of at least 12 years (the “qualifying period”) and in the qualifying period the Company has paid at least three dividends and no dividend has been claimed;
34.1.2	the Company has at the expiration of the qualifying period given notice of its intention to sell such shares by two advertisements, one in a national newspaper published in the United Kingdom and the other in a newspaper circulating in the area in which the last known address of the holder or the address at which service of notices may be effected in the manner authorised by these Articles is located;
34.1.3	so far as the Board is aware, the Company has not during the qualifying period or the period of three months after the date of such advertisements (or the later of the two dates if they are published on different dates) and prior to the exercise of the power of sale received any communication from the holder or transmittee, and where this power has arisen and at the time of its exercise that holder or transmittee holds, or is entitled by transmission to hold, any other shares issued in right of the shares to be sold, this power shall be deemed to have arisen also in relation to those other shares.

35.	MANNER OF SALE AND CREATION OF DEBT IN RESPECT OF NET PROCEEDS
35.1	To give effect to any sale pursuant to the immediately preceding Article, the Board may:
35.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
35.1.2	in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

and such instrument of transfer and the taking of such other steps as may be necessary shall be as effective as if they had been executed by the holder or transmittee of the shares. The transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and his title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

35.2	The net proceeds of sale shall belong to the Company, which shall be indebted to the former holder or transmittee for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of it and the Company shall not be required to account for any monies earned on the net proceeds, which may be employed in the business of the Company or otherwise invested as the Board thinks fit.

TRANSFER OF SHARES

36.	FORM AND EXECUTION OF TRANSFER
36.1	Subject to such of the restrictions of these Articles as may be applicable, a member may transfer all or any of the member’s shares, in the case of shares held in certificated form, by an instrument of transfer in any usual form or in any other form which the Board may approve or, in the case of shares held in uncertificated form, in accordance with the Regulations and the system’s rules and otherwise in such manner as the Board in its absolute discretion shall determine. An instrument of transfer shall be executed by or on behalf of the transferor and (unless the share is fully paid) by or on behalf of the transferee. Subject to the Statutes, the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it.
36.2	Subject to the Statutes and notwithstanding any other provisions of these Articles, the Board shall have power to implement any arrangements it may think fit to enable:
36.2.1	title to any securities of the Company to be evidenced and transferred without a written instrument in accordance with the Regulations and the facilities and requirements of the relevant system concerned; and
36.2.2	rights attaching to such securities to be exercised notwithstanding that such securities are held in uncertificated form where, in the Board’s opinion, these Articles do not otherwise allow or provide for such exercise.
37.	RIGHT TO REFUSE REGISTRATION OF SHARES

In exceptional circumstances approved by the relevant regulatory authority (if any), the Board may refuse to register a transfer of certificated shares provided that such refusal would not disturb the market in those shares. Subject to the requirements of the relevant listing rules (if applicable), the Board may, in its absolute discretion, refuse to register the transfer of a certificated share that is not fully paid or the transfer of a certificated share on which the Company has a lien.

38.	OTHER RIGHTS TO REFUSE REGISTRATION
38.1	Subject to the Statutes, the Board may also refuse to register the transfer of a share:
38.1.1	in the case of shares held in certificated form, if it is not lodged, duly stamped (if necessary), at the Office or at such other place as the Board may appoint and accompanied by the certificate for the shares to which it relates (where a certificate has been issued in respect of the shares and these Articles do not provide for such a transfer to be valid without production of the certificate) and/or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;
38.1.2	if it is not in respect of one class of share only;
38.1.3	if it is not in favour of four or fewer transferees;
38.1.4	if it is in favour of a minor, bankrupt or person of mental ill health;
38.1.5	without prejudice to the foregoing, in the case of shares held in uncertificated form, in any other circumstances permitted by the Regulations and/or the system’s rules; or
38.1.6	where the Board is obliged or entitled to refuse to do so as a result of any failure to comply with a notice under Section 793 of the Companies Act 2006.
39.	NOTICE OF REFUSAL

If the Board refuses to register a transfer it shall, in the case of shares held in certificated form, within two months after the date on which the transfer was lodged and, in the case of shares held in uncertificated form, within two months after the date on which the relevant Operator-instruction was received by or on behalf of the Company, send to the transferee notice of the refusal together with its reasons for the refusal.

40.	NO FEE FOR REGISTRATION

No fee shall be charged for the registration of any instrument of transfer or document relating to or affecting the title to any share.

41.	RETENTION OF DOCUMENTS

Any instrument of transfer which is registered may be retained by the Company, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

42.	OTHER REGISTERS

Subject to the Statutes, the Company may keep an overseas, local or other register in any place, and the Board may make and vary such regulations as it may think fit concerning the keeping of that register.

TRANSMISSION OF SHARES

43.	TRANSMISSION

Where transmission occurs in relation to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law, the survivor or survivors (in the case of death) where the member was a joint holder, and the transmittee where the member was a sole holder or the only survivor of joint holders, shall be the only person recognised by the Company as having any title to the relevant shares; but nothing contained in this Article shall release the estate of a deceased member from any liability in respect of any share solely or jointly held by the deceased member.

44.	ELECTION BY TRANSMITTEE

A transmittee may, upon such evidence being produced as the Board may require and subject (where relevant) to the system’s rules, elect either to become the holder of the share or to have some person nominated by the transmittee registered as the transferee. If the transmittee elects to become the holder, the transmittee shall give notice to the Company to that effect. If the transmittee elects to have another person registered, the transmittee shall, subject (where relevant) to the system’s rules, effect or procure a transfer of the share in favour of that person. Subject to the Statutes, all the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer executed by the member.

45.	RIGHTS IN RESPECT OF THE SHARE

A transmittee shall have the same rights to which the transmittee would be entitled if the transmittee were the holder of the share concerned, except that the transmittee shall not be entitled in respect of it to attend or vote at any general meeting of the Company or at any separate meeting of the holders of any class of shares in the Company until the transmittee is registered as the holder of the share. The Board may at any time give notice to the transmittee requiring the transmittee to elect either to become the holder of the share or to transfer the share and, if the notice is not complied with within 60 clear days from the date of the notice, the Board may withhold payment of all dividends and other monies payable in respect of the share until the transmittee complies with the notice.

ALTERATION OF CAPITAL

46.	ALTERATION OF CAPITAL
46.1	Where the Company sub-divides its shares, or any of them, into shares of a smaller amount, the resolution may determine that, as between the shares resulting from the sub-division, any of them may have a preference or advantage as compared with others.
46.2	Whenever as a result of a consolidation, division or sub-division of shares any member would become entitled to fractions of a share, the Board may deal with the fractions as it thinks fit and, in particular, may sell the shares representing the fractions to any person (including, subject to the Statutes, the Company) and may distribute the net proceeds of sale in due proportion among those members except for amounts of £5.00 (or its equivalent in US dollars at the relevant time) or less, which shall be retained for the benefit of the Company. To give effect to any such sale, the Board may authorise and instruct a person to take such steps as may be necessary (subject, in the case of shares held in uncertificated form, to the system’s rules) to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. Subject to the Statutes, where a member holds shares in both certificated and uncertificated form, the Board may for these purposes treat them as separate holdings, and may at its discretion arrange for any shares representing fractions to be entered in the Register as held in certificated or uncertificated form in order to facilitate their sale under this Article. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

PURCHASE OF OWN SHARES

47.	PURCHASE OF OWN SHARES
47.1	Subject to the Statutes and to any rights conferred on the holders of any class of shares, the Company may purchase its own shares (including any redeemable shares).
47.2	On a purchase by the Company of its own shares, neither the Company nor the Board shall be required to select the shares to be purchased rateably or in any particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital attached to any class of shares.

GENERAL MEETINGS

48.	ANNUAL GENERAL MEETINGS

The Company shall hold annual general meetings in accordance with the requirements of the Statutes. General meetings shall include annual general meetings unless expressly specified to the contrary.

49.	CONVENING GENERAL MEETINGS

The Board may convene a general meeting whenever it thinks fit and shall do so on requisition in accordance with the Statutes. A general meeting may be held anywhere in the world.

NOTICE OF GENERAL MEETINGS

50.	LENGTH OF NOTICE PERIOD
50.1	An annual general meeting shall be convened by at least 21 clear days’ notice. Subject to the Statutes, all other general meetings shall be convened by at least 14 clear days’ notice. Subject to these Articles and to any restrictions imposed on any shares, the notice shall be given to all the members, to all transmittees and to the Directors and Auditors.
50.2	Subject to the provisions of the Statutes, and although called by shorter notice than that specified in Article 50.1, a general meeting is deemed to have been duly called if it is so agreed:
50.2.1	in the case of an annual general meeting, by all the members entitled to attend and vote at the meeting; and
50.2.2	in the case of a general meeting (other than an annual general meeting), by a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving that right.
51.	CONTENTS OF NOTICES
51.1	Every notice calling a general meeting shall specify:
51.1.1	the place, the day and the time of the meeting and the general nature of the business to be transacted;
51.1.2	(if such is the case) that the meeting is an annual general meeting and, if the notice is given more than six weeks before the annual general meeting, a statement of the right in accordance with the Statutes to require notice of a resolution to be moved or a matter to be included in the business of the meeting;
51.1.3	(if such is the case) that the meeting is convened to pass a special resolution; and
51.1.4	with reasonable prominence that a member is entitled to appoint one or more proxies to exercise all or any of the member’s rights to attend, speak and vote at the meeting, that a proxy need not be a member, and the address or addresses where appointments of proxy are to be deposited, delivered or received insofar as any such address is other than the postal address of the Office.
52.	OMISSION OR NON-RECEIPT OF NOTICE

No proceedings at any meeting shall be invalidated by any accidental omission to give notice of the meeting, or to send an instrument of proxy, to any person entitled to receive it or, in the case of notice in electronic form or made available by means of a website, to invite any such person to appoint a proxy, or by reason of any such person not receiving any such notice, instrument or invitation.

53.	CHANGE OF DATE, TIME OR PLACE OF MEETING

If for any reason the Board considers it impractical or undesirable to hold a meeting on the day, at the time or in the place specified in the notice calling the meeting it can change the date, time and place of the meeting (or whichever it requires), and may do so more than once in relation to the same meeting. References in these Articles to the time of the holding of the meeting shall be construed accordingly. The Board will Publicly Disclose (and insofar as it is practicable, announce by advertisement in at least one newspaper with a national circulation in the United Kingdom) the date, time and place of the meeting as changed, but it shall not be necessary to restate the business of the meeting in that announcement.

PROCEEDINGS AT GENERAL MEETINGS

54.	QUORUM

No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a chairman of the meeting. A quorum shall be the members who together represent, at least the majority of the voting rights of all the members entitled to vote, present in person or by proxy, at the relevant meeting, provided that, if the Board so determines, the majority shall be calculated only on the basis of votes not already cast in advance in accordance with Article 67.2.

55.	PROCEDURE IF QUORUM NOT PRESENT
55.1	If within five minutes (or such longer time not exceeding one hour as the chairman of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, the meeting shall (if requisitioned in accordance with the Statutes) be dissolved or (in any other case) stand adjourned to such other day (not being less than ten clear days nor more than 28 days later) and at such time and place as the chairman of the meeting may decide. If at the adjourned meeting a quorum is not present within one hour after the time appointed for holding the meeting, the meeting shall be dissolved.
55.2	The Company shall give not less than seven clear days’ notice of any meeting adjourned through want of a quorum.
56.	CHAIRMAN OF GENERAL MEETING
56.1	The chairman (if any) of the Board or, in his or her absence, the deputy chairman (if any) shall preside as chairman at every general meeting. If there is no such chairman or deputy chairman, or if at any meeting neither the chairman nor a deputy chairman is present within five minutes after the time appointed for the commencement of the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act, or if one Director only is present he or she shall preside as chairman, if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall elect one of their number to be chairman.
56.2	The chairman of the meeting may invite any person to attend and speak at any general meeting of the Company whom he or she considers to be equipped by knowledge or experience of the Company’s business to assist in the deliberations of the meeting.
56.3	The decision of the chairman of the meeting as to points of order, matters of procedure or arising incidentally out of the business of a general meeting shall be conclusive, as shall be his or her decision, acting in good faith, on whether a point or matter is of this nature.
57.	ATTENDANCE AND SPEAKING AT GENERAL MEETINGS
57.1	A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.
57.2	A person is able to exercise the right to vote at a general meeting when:
57.2.1	that person is able to vote, during the meeting, on resolutions put to the vote at the meeting; and
57.2.2	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.
57.3	The Directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it.
57.4	Each Director shall be entitled to attend and to speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares or debentures in the Company.
58.	MEETING AT MORE THAN ONE PLACE AND/OR IN A SERIES OF ROOMS
58.1	A general meeting or adjourned meeting may be held at more than one place, anywhere in the world. The notice of meeting will specify the place at which the chairman will be present (the “Principal Place”) and a letter accompanying the notice will specify any other place(s) at which the meeting will be held simultaneously (but any failure to do this will not invalidate the notice of meeting).
58.2	A general meeting or adjourned meeting will be held in one room or a series of rooms at the place specified in the notice of meeting or any other place at which the meeting is to be held simultaneously.

58.3	If the meeting is held in more than one place and/or in a series of rooms, it will not be validly held unless all persons entitled to attend and speak at the meeting are able:
58.3.1	if excluded from the Principal Place or the room in which the chairman is present, to attend at one of the other places or rooms; and
58.3.2	to communicate with one another audio-visually throughout the meeting.
58.4	The Board may make such arrangements as it thinks fit for simultaneous attendance and participation at the meeting and may vary any such arrangements or make new arrangements. Arrangements may be notified in advance or at the meeting by whatever means the Board thinks appropriate to the circumstances. Each person entitled to attend the meeting will be bound by the arrangements made by the Board.
58.5	Where a meeting is held in more than one place and/or a series of rooms, then for the purpose of these Articles the meeting shall consist of all those persons entitled to attend and participate in the meeting who attend at any of the places or rooms.
59.	SECURITY ARRANGEMENTS

The Board may direct that persons entitled to attend any general meeting should submit to such searches or other security arrangements or restrictions as the Board shall consider appropriate in the circumstances and the Board may in its absolute discretion refuse entry to such general meeting to any person who fails to submit to such searches or otherwise to comply with such security arrangements or restrictions. If any person has gained entry to a general meeting and refuses to comply with any such security arrangements or restrictions or disrupts the proper and orderly conduct of the general meeting, the chairman of the meeting may at any time without the consent of the general meeting require such person to leave or be removed from the meeting.

60.	ADJOURNMENTS
60.1	The chairman of the meeting may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced or a quorum is present) either indefinitely or to such time and place as he or she may decide if it appears to him or her that:
60.1.1	the persons entitled to attend cannot be conveniently accommodated in the place appointed for the meeting;
60.1.2	the conduct of persons present prevents, or is likely to prevent, the orderly continuation of business; or
60.1.3	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.
60.2	In addition, the chairman of the meeting may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either indefinitely or to such time and place as he or she may decide. When a meeting is adjourned indefinitely the time and place for the adjourned meeting shall be fixed by the Board.
60.3	No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place.
61.	NOTICE OF ADJOURNED MEETING
61.1	If a meeting is adjourned indefinitely or for 30 days or more or for lack of a quorum, at least seven clear days’ notice specifying the place, the day and the time of the adjourned meeting shall be given, but it shall not be necessary to specify in the notice the nature of the business to be transacted at the adjourned meeting. Otherwise, it shall not be necessary to give notice of an adjourned meeting.

VOTES OF MEMBERS

62.	METHOD OF VOTING
62.1	For as long as any shares are held by a Depositary, any resolution put to the vote at a general meeting shall be decided on a poll without demand and without a show of hands.

62.2	Otherwise, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands a poll is duly demanded. Subject to the Statutes, a poll may be demanded by:
62.2.1	the chairman of the meeting;
62.2.2	at least five members or proxies entitled to vote on the resolution;
62.2.3	any member or proxy alone or together with one or more others representing in aggregate at least one-tenth of the total voting rights of all the members having the right to attend and vote on the resolution (excluding any voting rights attached to any shares held as treasury shares); or
62.2.4	any member or proxy alone or together with one or more others holding or having been appointed in respect of shares conferring a right to vote on the resolution, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any voting rights attached to any shares held as treasury shares);

and unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

63.	VOTES OF MEMBERS

Subject to the Statutes, to any rights or restrictions attached to any shares and to any other provisions of these Articles, on a show of hands every member who is present in person shall have one vote and on a poll every member shall have one vote for every share of which the member is the holder. If the notice of the meeting has specified a time (which is not more than 48 hours, taking no account of any part of a day that is not a working day, before the time fixed for the meeting) by which a person must be entered on the Register in order to have the right to attend and vote at the meeting, no person registered after that time shall be eligible to attend and vote at the meeting by right of that registration, even if present at the meeting. References in these Articles to members present in person shall be construed accordingly.

64.	VOTES OF JOINT HOLDERS

In the case of joint holders of a share who are entitled to vote the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and seniority shall be determined by the order in which the names of the holders stand in the Register.

65.	VOTES OF MEMBER SUFFERING INCAPACITY

A member in respect of whom an order has been made by any competent court or official on the ground that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs may vote, whether on a show of hands or on a poll, by any person authorised in such circumstances to do so on his or her behalf and that person may vote on a poll by proxy. The vote of such member shall not be valid unless evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote is deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of appointments of proxy in hard copy form, not later than the last time at which an appointment of proxy should have been delivered in order to be valid for use at that meeting or on the holding of that poll.

66.	NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES

No member shall, unless the Board otherwise decides, vote at any general meeting or at any separate meeting of holders of any class of shares in the Company, either in person or by proxy, or exercise any other right or privilege as a member in respect of any share in the Company held by the member unless all monies presently payable by the member in respect of that share have been paid.

67.	VOTES ON A POLL
67.1	On a poll, a member entitled to more than one vote on a poll need not, if the member votes, use all the member’s votes or cast all the votes the member uses in the same way.
67.2	A member shall be entitled to cast votes on a poll in advance, including by telephone or other electronic means, if the member complies with such procedures for the purposes of authentication, and the votes are cast within such time as may be fixed in accordance with the Statutes, as the Board may prescribe.
68.	RIGHT TO WITHDRAW DEMAND FOR A POLL

The demand for a poll may, before the earlier of the close of the meeting and the taking of the poll, be withdrawn but only with the consent of the chairman of the meeting and, if a demand is withdrawn, any other persons entitled to demand a poll may do so. If a demand is withdrawn, it shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the chairman of the meeting may give whatever directions he or she considers necessary to ensure that the business of the meeting proceeds as it would have if the demand had not been made.

69.	PROCEDURE ON A POLL

A poll shall be taken in such manner as the chairman of the meeting directs and he or she may appoint scrutineers (who need not be persons entitled to vote) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was ordered.

70.	WHEN POLL TO BE TAKEN

A poll on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken either forthwith or on such date (being not more than 30 days after the poll is ordered) and at such time and place and in such manner or by such means as the chairman of the meeting directs. No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is ordered. In any other case, at least seven clear days’ notice shall be given specifying the time and place at which the poll is to be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was ordered.

71.	CONTINUANCE OF OTHER BUSINESS AFTER POLL ORDERED

The ordering of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was ordered.

72.	PROPOSAL OR AMENDMENT OF RESOLUTION

A resolution proposed by the chairman of the meeting does not need to be seconded. In the case of a resolution duly proposed as a special resolution, no amendment to that resolution (other than an amendment to correct an obvious error) may be considered or voted upon. In the case of a resolution duly proposed as an ordinary resolution, no amendment to that resolution (other than an amendment to correct an obvious error) may be considered or voted upon unless at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice of the terms of the amendment and of the intention to move the amendment has been lodged in writing in hard copy form at the Office or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it, or the chairman of the meeting in his or her absolute discretion decides in good faith that it may be considered and voted upon.

73.	AMENDMENT OF RESOLUTION RULED OUT OF ORDER

If an amendment is proposed to any resolution under consideration which the chairman of the meeting rules out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

74.	OBJECTIONS OR ERRORS IN VOTING
74.1	If:
74.1.1	any objection shall be raised to the qualification of any voter;
74.1.2	any votes have been counted which ought not to have been counted or which might have been rejected; or
74.1.3	any votes are not counted which ought to have been counted

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman of the meeting decides that the same may have affected the decision of the meeting. The decision of the chairman of the meeting on such matters shall be conclusive.

75.	SUSPENSION OF RIGHTS FOR NON-DISCLOSURE OF INTEREST
75.1	If a member, or any other person appearing to be interested in shares held by that member, has been duly given a notice under Section 793 of the Companies Act 2006 (a “Disclosure Notice”) and has failed in relation to any shares (the “default shares”) to give the Company the information required by such notice within 14 days of the date of such notice, then (unless the Board shall determine otherwise) from the expiry of that period:
75.1.1	the member shall not be entitled in respect of the default shares to be present or to vote (in person, by proxy or, if it is a corporation, by representative) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll; and
75.1.2	where the default shares represent at least 0.25% of the issued shares of the Company or the class in question (in either case, calculated exclusive of shares held as treasury shares):
(a)	any dividend (including shares issued in lieu of dividends) or other monies payable in respect of the default shares shall be withheld by the Company, which shall not have any obligation to pay interest on it; and
(b)	no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member is not in default as regards supplying the information required and the transfer is of part only of the member’s holding and when lodged for registration is accompanied by a certificate from the member in a form satisfactory to the Board that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer.
75.2	Where, on the basis of information obtained from a member in respect of any share held by the member or from any other person appearing to be interested in such share, the Company gives a Disclosure Notice to any other person, it shall also send a copy of the notice to that member, but any failure to do so, or the non-receipt of the copy by the member, shall not invalidate or otherwise affect the operation of this Article.
75.3	Except to the extent that they are default shares by virtue of Article 75.1, any new shares in the Company issued in right of any default share shall be subject to the same restrictions in this Article as apply to the default share and for as long as they so apply. The Board may make any right to an allotment of the new shares subject to such restrictions when those shares are issued (and may for that purpose require the new shares to be issued and held in certificated form).
75.4	Where any person appearing to be interested in any shares has been served with a Section 793 notice and such shares are held by a Depositary, the provisions of this Article 75 shall be deemed to apply only to those shares held by the Depositary in which such person appears to be interested and not (so far as that person’s apparent interest is concerned) to any other shares held by the Depositary in which such person does not appear to have an interest and references to default shares shall be construed accordingly.

75.5	Where any restrictions imposed under this Article apply in relation to any shares, they shall cease to have effect if and when, and to the extent that, the Board so determines, except that particular shares shall in any event automatically cease to be subject to any such restrictions seven days after the earlier of (a) receipt by the Board of notice that such shares are the subject of an excepted transfer and (b) due compliance, to the satisfaction of the Board, with the relevant Disclosure Notice. If any or all of the restrictions in this Article shall cease to apply to particular shares, any dividends and other monies withheld by reason of a restriction which then ceases to apply shall be paid without interest to the person who would have been entitled to them if that restriction had not applied, or as the person may direct.
75.6	This Article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the Company arising from any failure by any person to give any information required by a Disclosure Notice within the time specified in it. For the purpose of this Article, a Disclosure Notice may require any information to be given before the expiry of 14 days from the date of the notice.
75.7	In this Article:
75.7.1	an “excepted transfer” means:
(a)	a transfer pursuant to acceptance of a takeover bid; or
(b)	a transfer that results from a sale made through the NYSE or any recognised investment exchange (as defined in the Financial Services and Markets Act 2000) or any other stock exchange outside the United Kingdom on which shares in the capital of the Company are normally traded; or
(c)	a transfer which is shown to the satisfaction of the Board to be made as a result of a sale of the whole of any interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares;
75.7.2	a “person appearing to be interested” in any shares means any person named in a response to a Disclosure Notice as being so interested or shown in any register kept by the Company under the Companies Act 2006 as so interested or, taking into account any response or failure to respond to such notice or to any other statutory notice or any other relevant information, any person whom the Company has reasonable cause to believe is so interested; and
75.7.3	references to a person having failed to give the Company the information required by a Disclosure Notice, or being in default as regards supplying such information, include (without limitation) (i) references to the person’s having failed or refused to give all or any part of it and (ii) references to the person’s having given information which the person knows to be false in a material particular or the person’s having recklessly given information which is false in a material particular.
75.8	Notwithstanding anything to the contrary in this Article, no restriction shall apply by virtue of this Article to the extent that applying the restriction would contravene the Regulations, but, subject to the system’s rules, the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to impose restrictions in relation to the share in accordance with this Article.

PROXIES

76.	EXECUTION OF AN APPOINTMENT OF PROXY
76.1	If the appointment of a proxy is:
76.1.1	in hard copy form, it shall be executed under the hand of the appointor or of the appointor’s attorney authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign it;
76.1.2	in electronic form, it shall be executed by or on behalf of the appointor or otherwise authenticated by the appointor in a manner satisfactory to the Board.

76.2	Subject as provided in this Article, in the case of an appointment of proxy purporting to be executed on behalf of a corporation by an officer of that corporation it shall be assumed, unless the contrary is shown, that such officer was duly authorised to do so on behalf of that corporation without further evidence of that authorisation.
76.3	The Board may (but need not) allow proxy appointments to be made in electronic form, and if it does it may make such appointments subject to such stipulations, conditions or restrictions, and require such evidence of valid execution or authentication, as the Board thinks fit.
76.4	A proxy need not be a member of the Company.
77.	TIMES FOR DEPOSIT OF AN APPOINTMENT OF PROXY
77.1	The appointment of a proxy must, by such time as the Board may fix in accordance with the Statutes:
77.1.1	if in hard copy form, be deposited at the Office (or at such other address within the United Kingdom and/or the United States as is specified for the purpose in the notice convening the meeting or in the instrument); or
77.1.2	if in electronic form, be received at such address has been specified for the purpose of receiving documents or information by electronic means:
(a)	in the notice convening the meeting, or
(b)	in any instrument of proxy sent out by the Company in relation to the meeting, or
(c)	in any invitation to appoint a proxy by electronic means issued by the Company in relation to the meeting;

or, where the poll is not taken forthwith but is taken not more than 48 hours after it was ordered, be delivered at the meeting at which the poll was ordered to the chairman of the meeting or to any Director, provided in each case that the power of attorney or other authority (if any) under which it is signed, or a copy of such authority certified notarially or in some other way approved by the Board, has been received in hard copy form (or, to the extent the Directors think fit, in electronic form) at the Office, or at such other address or place within the United Kingdom and/or the United States as is specified for the purpose in the notice convening the meeting or in the instrument, no later than the latest time for receipt of the appointment of proxy. An appointment of proxy that is not deposited, delivered or received in a manner so permitted shall be invalid.

77.2	Except as provided otherwise in any terms and conditions issued, endorsed or adopted by the Board to facilitate the appointment by members of more than one proxy to exercise all or any of the member’s rights at a meeting, when two or more valid but differing appointments of proxy are deposited, delivered or received in respect of the same share for use at the same meeting, the one which is last deposited, delivered or received (regardless of its date or of the date of execution) shall be treated as replacing the others as regards that share; if the Company is unable to determine which was last deposited, delivered or received, none of them shall be treated as valid in respect of that share. The deposit, delivery or receipt of an appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned.
78.	FORM OF APPOINTMENT OF PROXY
78.1	The appointment of a proxy shall be in any usual form or any other form that the Board may approve and may be on a standing basis without reference to specific meetings. In the case of a proxy appointment relating to shares held by a Depositary, the appointment may take the form of a voter instruction form to be provided to the Company by third parties on behalf of the Depositary. The Board may, if it thinks fit but subject to the Statutes, include with the notice of any meeting forms of appointment of proxy for use at the meeting.
78.2	Appointments of proxies may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions, but the Company shall not be obliged to ascertain that any proxy has complied with those or any other instructions given by the appointor and no decision on any resolution shall be vitiated by reason only that any proxy has not done so.

78.3	A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by the member. A proxy shall be entitled to appoint another person as proxy in turn in relation to the relevant shares, with all such rights as the proxy has, including the right to appoint a proxy in turn, but so that a proxy appointed by another proxy in this way shall comply with any instructions on voting that were binding on the other proxy. The appointment of a proxy shall be deemed to include all the relevant member’s rights to attend and speak at the meeting and vote in respect of the share or shares concerned (but so that each proxy appointed by that member may vote on a show of hands notwithstanding that the member would only have had one vote if voting in person, and may demand or join in demanding a poll as if the proxy held the share or shares concerned) and, except to the extent that the appointment comprises instructions to vote in a particular way, to permit the proxy to vote or abstain as the proxy thinks fit on any business properly dealt with at the meeting, including a vote on any amendment of a resolution put to the meeting or on any motion to adjourn.
78.4	On a vote on a resolution on a show of hands at a meeting, every proxy present who has been duly appointed by one or more members entitled to vote on the resolution has one vote, except that if the proxy has been duly appointed by more than one member entitled to vote on the resolution and:
78.4.1	has been instructed by one or more of those members to vote for the resolution and by one or more other of those members to vote against it, or
78.4.2	has been instructed to vote the same way (either for or against) on the resolution by all of those members except those who have given the proxy discretion as to how to vote on the resolution the proxy is entitled to one vote for and one vote against the resolution.

78.5	The appointment shall, unless the contrary is stated in it, be as valid for any adjournment of the meeting as for the meeting to which it relates (regardless of any change of date, time or place effected in accordance with these Articles).
79.	VALIDITY OF PROXY
79.1	Subject to the Statutes, a vote given or poll demanded by proxy shall be valid, notwithstanding the previous determination of the proxy’s authority unless notice of such determination was received by the Company at the Office (or at such other place at which the appointment of proxy was duly deposited or, where the appointment of the proxy was in electronic form, at the address at which such appointment was duly received) not later than the last time at which an appointment of proxy should have been deposited, delivered or received in order to be valid for use at the meeting at which the poll was ordered or for use in a poll ordered to be held after the meeting.
79.2	Unless the form of proxy otherwise provides, or such expiry would otherwise be inconsistent with its terms, a valid appointment of a proxy shall cease to be valid after the expiration of 12 months from the date of its execution except that it will remain valid after that for the purpose of a poll or an adjourned meeting if the meeting at which the poll was ordered or adjournment moved was held within the 12-month period.
80.	CORPORATE REPRESENTATIVES
80.1	A corporation that is a member may, by resolution of its directors or other governing body, authorise a person or persons to act as its representative or representatives at any meeting of the Company, or at any separate meeting of the holders of any class of shares (a “representative”).
80.2	Subject to Article 80.3, a representative is entitled to exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member.
80.3	Where a corporation authorises more than one representative and more than one representative purports to exercise a power under Article 80.2 in respect of the same shares:
80.3.1	if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; or
80.3.2	if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

80.4	A Director, the secretary or other person authorised for the purpose by the secretary may require a representative to produce a certified copy of the resolution of authorisation before permitting the representative to exercise the representative’s powers.

DIRECTORS

81.	NUMBER OF DIRECTORS

Unless otherwise determined by ordinary resolution of the Company, the number of Directors shall not be less than two and the maximum number of Directors, if any, shall be established by the Board.

82.	NO SHAREHOLDING QUALIFICATION FOR DIRECTORS

No shareholding qualification for Directors shall be required.

REMUNERATION OF DIRECTORS

83.	ORDINARY REMUNERATION
83.1	Subject to any contract with the Company or any subsidiary of the Company, the Board or a committee authorised by the Board may determine the remuneration of each Executive Director. That remuneration may consist of salary, bonuses, benefits in kind or any other elements.
83.2	Each of the Directors (other than any Director who for the time being holds an executive office or employment with the Company or a subsidiary of the Company) shall be paid a fee for his or her services at such rate as may from time to time be determined by the Board or by a committee authorised by the Board.
84.	ADDITIONAL REMUNERATION FOR EXTRA SERVICES

If a Director, at the request of the Board and for the purposes of the Company, performs extra services or makes special exertions (including service on committees and going or living away from the Director’s usual residential address), the Company may pay that Director additional remuneration determined by the Board or by any committee authorised by the Board for doing so. Remuneration under this Article may be either in addition to or in substitution for any remuneration to which that Director is entitled under Article 83.1 or 83.2.

85.	EXPENSES OF DIRECTORS
85.1	The Company may pay a Director (in addition to any remuneration) all reasonable expenses (including travelling and accommodation expenses) properly incurred by the Director:
85.1.1	in attending meetings of the Company, the Board, or a committee of the Board;
85.1.2	on the business of the Company; or
85.1.3	in carrying out duties as a Director.

EXECUTIVE DIRECTORS

86.	EXECUTIVE DIRECTORS
86.1	The Board or any committee authorised by the Board may from time to time appoint one or more of its body to hold any employment or executive office with the Company for such period (subject to the Statutes) and on such other terms as the Board or any committee authorised by the Board may decide and may revoke or terminate any appointment so made. Any revocation or termination of the appointment shall be without prejudice to any claim for damages that the Director may have against the Company or that the Company may have against the Director for any breach of any contract of service between the Director and the Company. A Director so appointed may be paid such remuneration (whether by way of salary, commission, participation in profits or otherwise) in such manner as the Board or any committee authorised by the Board may decide.

POWERS AND DUTIES OF DIRECTORS

87.	GENERAL POWERS OF THE COMPANY VESTED IN THE BOARD
87.1	The business of the Company shall be managed by the Board, which, subject to these Articles and any direction given to the Company by special resolution, may exercise all the powers of the Company. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given.
87.2	The powers given by this Article shall not be limited by any special power given to the Board by any other Article.

DELEGATION OF DIRECTORS’ POWERS

88.	AGENTS
88.1	The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such terms (including terms as to remuneration) and subject to such conditions as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The Board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.
88.2	The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by committee authorised by the Board.
89.	DELEGATION TO INDIVIDUAL DIRECTORS
89.1	The Board may entrust to and confer upon a Director any of its powers, authorities and discretions (with power to sub-delegate) upon such terms (subject to the Statutes) and subject to such conditions and with such restrictions as it may decide. The Board may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.
89.2	The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.
90.	DELEGATION TO COMMITTEES
90.1	The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee consisting of such person or persons as it thinks fit (whether a member or members of its body or not) provided that the majority of the members of the committee are Directors. Subject to any restriction on sub-delegation imposed by the Board, any committee so formed may exercise its power to sub-delegate by sub-delegating to any person or persons (whether or not a member or members of the Board or of the committee). Subject to any regulations imposed on it by the Board, the proceedings of any committee consisting of two or more members shall be governed by the provisions in these Articles for regulating proceedings of the Board so far as applicable except that no meeting of that committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of the committee present at the meeting are Directors. A member of a committee shall be paid such remuneration (if any) in such manner as the Board may decide, and, in the case of a Director, either in addition to or in place of his or her ordinary remuneration as a Director.
90.2	The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain of these Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

91.	POWER TO ESTABLISH LOCAL BOARDS ETC
91.1	The Board may:
91.1.1	establish any divisional, departmental, regional, local or area boards, divisions or managing agencies for introducing, conducting or managing all or any of the business or affairs of the Company, either in the United Kingdom or elsewhere;
91.1.2	make regulations for the proceedings and activities of any such establishment (but so that otherwise its proceedings shall be governed by those of these Articles which regulate proceedings of the Board to the extent that they are capable of applying to it);
91.1.3	appoint any persons (whether Directors or not) as regional directors, local directors, divisional directors, area directors, advisory directors, managers or agents or to serve in any other capacity in connection with any such establishment, and may fix their remuneration;
91.1.4	delegate to any such establishment and to any such appointee (including anyone appointed before this Article was adopted) any of the powers, authorities and discretions vested in the Board, with power to sub-delegate;
91.1.5	authorise any such appointees to fill any vacancies in any such establishment and to act notwithstanding vacancies,

provided that any such appointment or delegation shall be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any persons so appointed, and may revoke, suspend or vary any such delegation but this shall not affect the position of any person dealing in good faith who has not had notice that the Board has done so. No such appointee shall be a Director as such or be entitled to be present at any meeting of the Board (except at the request of the Board and, if present at such request, he or she shall not be entitled to vote at that meeting) or have power under the terms of this Article to enter into any contract or transact any business on behalf of the Company except to the extent (if any) specifically authorised by the Board.

SPECIFIC POWERS

92.	PROVISION FOR EMPLOYEES

The Board may exercise any power conferred by the Statutes to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.

93.	THE COMPANY’S NAME

Subject to the Statutes, the Board may from time to time change the name of the Company to any name considered by the Board to be advantageous, expedient or otherwise desirable.

94.	BORROWING POWERS

The Board may exercise all the powers of the Company to borrow money, to guarantee, to indemnify and to mortgage or charge all or any part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the Statutes, to issue debentures and other securities, whether outright or as collateral security, for any debt, liability or obligation of the Company or of any third party.

APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS

95.	RETIREMENT OF DIRECTORS

Each Director must retire from office at each annual general meeting. A Director who retires under this Article 95 is, subject to Article 97.2, eligible for re-election.

96.	POSITION OF RETIRING DIRECTOR

Subject to these Articles, the Company at the meeting at which a Director retires may fill the vacated office and, in default, the retiring Director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost. If the Director is not reappointed or deemed to be reappointed, he or she shall retain office until the meeting appoints someone in his or her place or, if it does not do so, until the end of the meeting.

97.	POWER OF THE COMPANY TO APPOINT DIRECTORS
97.1	Subject to these Articles, the Company may by ordinary resolution at an annual general meeting appoint any person who is willing to act to be a Director, either to fill a vacancy on or as an addition to the existing Board. A resolution for the appointment of two or more persons as Directors by a single resolution shall be void unless a resolution that it shall be so proposed has first been agreed to by the meeting without any vote being given against it.
97.2	Subject to the Statutes, the Company cannot validly elect or re-elect a person as a Director unless:
97.2.1	he or she is proposed or approved by the Nominating Committee; or
97.2.2	he or she is proposed by one or more members or beneficial owners (provided that such members or beneficial owners have held or been owners of at least 5% of the ordinary shares of the Company for at least three years and that none is the person thus proposed) (a “Conforming Nomination”), not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual general meeting; provided, however, that (i) in the event that the date of the annual general meeting is more than 30 days preceding the anniversary of the previous year’s annual general meeting or more than 70 days after the anniversary of the previous year’s annual general meeting, a Conforming Nomination must be so delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the tenth day following the date on which Public Disclosure of the date of such annual general meeting is first made by the Company; and (ii) in relation to the first annual general meeting of the Company occurring after 1 January 2019, references to the anniversary date of the preceding year’s annual general meeting shall be to 23 May 2018.

In no event shall the adjournment or postponement of a meeting commence a new notice time period (or extend any notice time period) for the giving of a Conforming Nomination as described above.

97.3	For the purposes of this rule, a Conforming Nomination must include each of the following:
97.3.1	a proposal of the person (the candidate) as Director by a member or beneficial owner setting out:
(a)	the name, business address and residential address of the candidate;
(b)	the principal occupation or employment of the candidate;
(c)	the number of shares in the Company which are held by and beneficially owned by the candidate (if any); and
(d)	such other information concerning the candidate as would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate as a Director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the United States Securities and Exchange Commission, regardless of whether the Company is subject to such rules or not;
97.3.2	in respect of the member and the beneficial owner, if any, proposing the candidate, a statement containing:
(a)	the name and address of the member as it appears on the Register, and of the beneficial owner of the relevant shares, if any, on whose behalf the nomination is being made;
(b)	the class and number of shares in the Company which are held by the member (including any shares beneficially owned) and by the beneficial owner of the relevant shares, if any, on whose behalf the proposal of the candidate is being made, as at the date of the Conforming Nomination;

(c)	a representation by the member that it will notify the Company in writing of the class and number of shares held by it (including any shares beneficially owned) as of the record date for the meeting promptly following the record date;
(d)	the identity of any control person and any information that would be required in Items 2, 3 and 4 of Schedule 13D of the Exchange Act, regardless of whether such Schedule 13D is required to be filed with the United States Securities and Exchange Commission or not;
(e)	a description of any agreement, arrangement or understanding with respect to such proposal between or among the proposing member and any Affiliate of the member, and any others (including their names) acting in concert with any of the foregoing, including the candidate, and a representation that the proposing member will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first Publicly Disclosed;
(f)	a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Conforming Nomination by, or on behalf of, the proposing member or any Affiliate of the member, whether or not such instrument or right shall be subject to settlement in underlying shares of the Company, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the proposing member or any Affiliate of this member with respect to shares of the Company, and a representation that the proposing member will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first Publicly Disclosed;
(g)	a representation that the proposing member is a registered holder of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to support the nomination of the nominee as a Director or is beneficial owner of shares of the Company entitled to vote at the meeting and intends to appear by proxy at the meeting to support the nomination of the nominee as a Director;
(h)	a representation whether the proposing member or the beneficial owner, if any, intends or is part of a group which intends:
(i)	to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued shares required to approve the proposal; and/or
(ii)	otherwise to solicit proxies from members in support of the proposal;
(i)	any other information relating to such proposing member or beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the election of Directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, whether or not the Company is subject to such rules; and
97.3.3	a consent to act as a Director and to be named in the notice of meeting signed by the candidate.

98.	POWER OF THE BOARD TO APPOINT DIRECTORS

Without prejudice to the power of the Company in general meeting under these Articles to appoint any person to be a Director, and subject to any agreement to which the Company and any shareholder is a party, the Board may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board. Any Director so appointed shall hold office only until the conclusion of the next following annual general meeting and, if not reappointed at that meeting, shall vacate office at the conclusion of the meeting.

99.	COMPANY’S POWER TO REMOVE A DIRECTOR AND APPOINT ANOTHER IN HIS OR HER PLACE

In addition to any power conferred by the Statutes and subject to any agreement to which the Company and any shareholder is a party, the Company may by an ordinary resolution remove any Director before the expiration of his or her period of office and may, subject to these Articles, by ordinary resolution appoint another person who is willing to act to be a Director in his or her place. Any person so appointed shall be treated, for the purposes of determining the time at which the Director or any other Director is to retire, as if he or she had become a Director on the day on which the person in whose place he or she is appointed was last appointed or reappointed a Director.

100.	VACATION OF OFFICE BY DIRECTORS
100.1	Without prejudice to the provisions for retirement or otherwise contained in these Articles and subject to any agreement to which the Company and any shareholder is a party, the office of a Director shall be vacated as soon as:
100.1.1	notification is received by the Company from the Director that he or she is resigning from office as Director, and such resignation has taken effect in accordance with its terms;
100.1.2	a bankruptcy order is made against the Director or the Director makes any arrangement or composition with his or her creditors generally in satisfaction of his or her debts;
100.1.3	a registered medical practitioner who is treating the Director gives a written opinion to the Company stating that the Director has become physically or mentally incapable of acting as a director and may remain so for more than three months or, by reason of his or her mental health, a court makes an order which wholly or partly prevents the Director from personally exercising any powers or rights that he or she would otherwise have;
100.1.4	without the permission of the Board, the Director is absent from three consecutive meetings of the Board and the Board resolves that his or her office is vacated;
100.1.5	the Director ceases to be a Director by virtue of the Statutes or is prohibited by law or, if applicable, any rules of the NYSE from being a Director or is removed from office under these Articles; or
100.1.6	his or her contract of service or letter of appointment as a Director expires or is terminated without being renewed within 14 days.

DIRECTORS’ INTERESTS

101.	TRANSACTIONS, OFFICES, EMPLOYMENT AND INTERESTS
101.1	Subject to the Statutes and the terms of any authorisation given under Article 102, a Director notwithstanding his or her office:
101.1.1	may hold any other office or place of profit with the Company (except that of Auditors) in conjunction with the office of Director and may act by himself or herself or through his or her firm in a professional capacity for the Company (otherwise than as Auditors) and in either such case on such terms as to remuneration (whether by way of salary, commission, participation in profits or otherwise) and otherwise as the Board may determine, and any such remuneration shall be either in addition to or in lieu of any remuneration provided for, by or pursuant to any other Article;

101.1.2	may be interested in shares or other securities issued by the Company;
101.1.3	may be a director or other officer of, or employed by, or a party to any contract with, or interested in shares or other securities issued by, any undertaking in the same group as the Company or promoted by the Company or by any such undertaking, or in which the Company or any such undertaking is otherwise interested or as regards which the Company or any such undertaking has any powers of appointment;
101.1.4	shall not, by reason of his or her office, be accountable to the Company for any remuneration or benefit which he or she derives from any such office or employment or from any such contract or from any interest in such undertaking and no such office, employment or contract shall be liable to be avoided on the ground of any such interest or benefit and nor shall the receipt of such remuneration or benefit constitute a breach of his or her duty under the Companies Act 2006 not to accept benefits from third parties;
101.1.5	shall not be in breach of his or her duties as a director by reason only of the Director’s excluding himself or herself from the receipt of information, or from participation in decision-making or discussion (whether at meetings of the Directors or otherwise), that will or may relate to any such office, employment, contract or interest; and
101.1.6	shall not be required to disclose to the Company, or use in relation to the Company’s affairs, any confidential information obtained by him or her in connection with any such office, employment, contract or interest if his or her doing so would result in a breach of a duty or an obligation of confidence owed by the Director in that connection provided that he or she has disclosed to the Board the nature and extent of any material interest of his or hers, but no such disclosure shall be necessary of any office or employment with any subsidiary undertaking of the Company or any interest in a transaction or arrangement that would not be required to be declared by the Director under the Statutes, and a general notice given to the Board that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction or arrangement of the nature and extent so specified, and for the purposes of this Article an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of the Director’s.

101.2	The Board may cause any voting power conferred by the shares in any other company held or owned by the Company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of either of such powers in favour of a resolution appointing the Directors, or any of them, to be directors or officers of the other company, or in favour of the payment of remuneration to the directors or officers of the other company.
101.3	Except as otherwise provided by these Articles, a Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any matter in which the Director has to his or her knowledge, directly or indirectly, an interest (other than his or her interest in shares or debentures or other securities of, or otherwise in or through, the Company) or duty which (together with any interest of a person connected with the Director) is material and, if the Director shall do so, his or her vote shall not be counted. A Director shall be entitled to vote on and be counted in the quorum in respect of any resolution concerning any of the following matters:
101.3.1	the giving to him or her of any guarantee, security or indemnity in respect of money lent or obligations incurred by him or her or by any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;
101.3.2	the giving by the Company of any guarantee, security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the Director has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;
101.3.3	his or her subscribing or agreeing to subscribe for, or purchasing or agreeing to purchase, any shares, debentures or other securities of the Company or any of its subsidiary undertakings as a holder of securities, or his or her being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any such shares, debentures, or other securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

101.3.4	any contract concerning any company (not being a company in which the Director owns 1% or more (as defined in this Article)) in which he or she is interested, directly or indirectly, and whether as an officer, member, creditor or otherwise;
101.3.5	any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings under which the Director benefits in a similar manner as the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the arrangement relates;
101.3.6	any contract concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors; or
101.3.7	any indemnity permitted by these Articles (whether in favour of the Director or others as well) against any costs, charges, expenses, losses and liabilities sustained or incurred by him or her as a director of the Company or of any of its subsidiary undertakings, or any proposal to provide funds to meet any expenditure incurred or to be incurred by the Director in defending himself or herself in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by him or her in relation to the Company or any of its subsidiary undertakings, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application for relief under the Companies Act 2006, or in order to enable the Director to avoid incurring such expenditure.
101.4	A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board concerning his or her own appointment, or the settlement or variation of the terms or the termination of his or her own appointment, as the holder of any office or place of profit with the Company or any company in which the Company is interested but, where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any company in which the Company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote on and be counted in the quorum in relation to each resolution which does not concern either: (a) his or her own appointment or the settlement or variation of the terms or the termination of his or her own appointment; or (b) the appointment of another Director to an office or place of profit with a company in which the Company is interested and in which the Director seeking to vote or be counted in the quorum is interested by virtue of owning of 1% or more (as defined in this Article).
101.5	A company shall be deemed to be a company in which a Director owns 1% or more if and so long as the Director is directly or indirectly the holder of or beneficially interested in 1% or more of any class of the equity share capital of such company or of the voting rights available to members of such company. For this purpose, there shall be disregarded any shares held by a Director as bare or custodian trustee and in which he or she has no beneficial interest, any shares comprised in a trust in which the Director’s interest is in reversion or remainder (if and so long as some other person is entitled to receive the income from such trust) and any shares comprised in an authorised unit trust scheme in which the Director is interested only as a unit holder.
101.6	Where a company in which a Director owns 1% or more is materially interested in a contract, the Director shall also be deemed to be materially interested in that contract.
101.7	For the purposes of this Article, an interest of a person who is, for any purpose of the Statutes, connected with a Director shall be treated as an interest of the Director.
101.8	References in this Article to a contract include references to any proposed contract and to any transaction or arrangement whether or not constituting a contract.
101.9	If any question shall arise at any meeting of the Board as to the materiality of the interest of a Director (other than the chairman of the meeting) or as to the entitlement of any Director (other than the chairman of the meeting) to vote or be counted in the quorum and the question is not resolved by his or her voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the chairman of the meeting and the chairman’s ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of the Director’s interest (so far as it is known to the Director) has not been fairly disclosed to the Board. If any question shall arise in respect of the chairman of the meeting, the question shall be decided by resolution of the Board (for which purpose the chairman shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest of the chairman of the meeting (so far as it is known to him or her) has not been fairly disclosed to the Board.

101.10	Subject to the Statutes, the Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any contract not properly authorised by reason of a contravention of this Article.
102.	CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION
102.1	The Board may, provided the quorum and voting requirements set out below are satisfied, authorise any matter that would otherwise involve a Director breaching his or her duty under Section 175 of the Companies Act 2006 to avoid conflicts of interest.
102.2	Any Director (including the Director concerned) may propose that the Director concerned be authorised in relation to any matter the subject of such a conflict. Such proposal and any authority given by the Board shall be effected in the same way that any other matter may be proposed to and resolved upon by the Board under the provisions of these Articles, except that the Director concerned and any other Director with a similar interest:
102.2.1	shall not count towards the quorum at the meeting at which the conflict is considered;
102.2.2	may, if the other members of the Board so decide, be excluded from any Board meeting while the conflict is under consideration; and
102.2.3	shall not vote on any resolution authorising the conflict except that, if the Director does vote, the resolution will still be valid if it would have been agreed to if his or her vote had not been counted.
102.3	Where the Board gives authority in relation to such a conflict:
102.3.1	the Board may (whether at the time of giving the authority or at any time or times subsequently) impose such terms upon the Director concerned as it may determine, including, without limitation, the exclusion of that Director from the receipt of information, or participation in any decision-making or discussion (whether at meetings of the Board or otherwise) related to the conflict;
102.3.2	the Director concerned will be obliged to conduct himself or herself in accordance with any terms imposed by the Board from time to time in relation to the conflict but will not be in breach of his or her duties as a Director by reason of his or her doing so;
102.3.3	the authority may provide that, where the Director concerned (otherwise than by virtue of his or her position as a director of the Company) obtains information that is confidential to a third party, the Director will not be obliged to disclose that information to the Company, or to use the information in relation to the Company’s affairs, where to do so would amount to a breach of that confidence;
102.3.4	the authority may also provide that the Director concerned shall not be accountable to the Company for any benefit that he or she receives as a result of the conflict;
102.3.5	the receipt by the Director concerned of any remuneration or benefit as a result of the conflict shall not constitute a breach of the duty under the Companies Act 2006 not to accept benefits from third parties;
102.3.6	the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and
102.3.7	the Board may withdraw the authority at any time.

DIRECTORS’ GRATUITIES AND PENSIONS

103.	DIRECTORS’ GRATUITIES AND PENSIONS
103.1	The Board or any committee authorised by the Board may exercise all the powers of the Company to provide benefits, whether by the payment of gratuities, pensions, annuities, allowances, bonuses or by insurance or otherwise, for any Director or former Director who holds or who has held but no longer holds any executive office, other office, place of profit or employment with the Company or with any body corporate which is or has been a subsidiary undertaking of the Company or a predecessor in business of the Company or of any such subsidiary undertaking, and for any member of his or her family (including a spouse and a former spouse) or any person who is or was dependent on him or her, and may (as well before as after he or she ceases to hold such office, place of profit or employment) establish, maintain, support, subscribe to and contribute to any scheme, trust or fund for the benefit of all or any such persons and pay premiums for the purchase or provision of any such benefits. The Board or any committee authorised by the Board may procure any of these matters to be done by the Company either alone or in conjunction with any other person.
103.2	No Director or former Director shall be accountable to the Company or the members for any benefit provided pursuant to this Article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director.

PROCEEDINGS OF THE BOARD

104.	BOARD MEETINGS

The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A Director or the Company’s Chief Executive Officer may, and the Secretary on the request of a Director or the Company’s Chief Executive Officer shall, convene a meeting of the Board.

105.	NOTICE OF BOARD MEETINGS
105.1	The Company shall procure that at least four Board meetings are held in each calendar year at regular intervals at the Company’s registered office (or such other venue as may be determined by the Chairman or the Company’s Chief Executive Officer, acting reasonably, from time to time) (each such meeting being a “Quarterly Meeting”).
105.2	Notice of a Board meeting shall be deemed to be properly given to a Director if it is sent in writing or in electronic form to the Director at his or her last known address or any other address given by the Director to the Company for this purpose (i) in the case of a Quarterly Meeting at least five business days, and (ii) in respect of other Board meetings (excluding a Quarterly Meeting) at least two business days, in advance of the meeting (“business days” being days, other than Saturdays or Sundays, on which banks are generally open for non-automated business in London and New York).
105.3	If the Chairman or the Company’s Chief Executive Officer, acting reasonably, from time to time determines that a situation has arisen or is reasonably likely to arise that constitutes an “emergency” for the Company, then he or she may call a Board meeting to discuss and consider the passing of resolutions in respect of that emergency on such notice as he or she reasonably determines is appropriate.
105.4	The Company shall send to each Director at the time of providing notice of a Board meeting or, in the case of an “emergency meeting” called in accordance with this Article 105, as soon as reasonably practicable prior to such meeting, an agenda of the business to be transacted at such meeting together with all papers to be presented to the meeting.
105.5	Notice of a Board meeting need not be given to Directors who attend that meeting and waive their entitlement to notice of that meeting at the meeting or Directors who do not attend that meeting and waive their entitlement by giving notice to that effect to the Company not more than seven days after the date on which the meeting is held. Where such a waiver of notice is given by a Director who did not attend that meeting after the meeting has been held, that delayed waiver does not affect the validity of the meeting, or of any business conducted at it.

106.	VOTING

Subject to any agreement to which the Company and any shareholder is a party, questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall not have a second or casting vote and the matter shall be deemed decided in the negative.

107.	QUORUM
107.1	Subject to any agreement to which the Company and any shareholder is a party, the quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed at any other number shall be two provided that, for the purposes of any meeting held pursuant to Article 102 to authorise a Director’s conflict, if there is only one Director besides the Director concerned and Directors with a similar interest, the quorum shall be one.
107.2	Subject to these Articles, any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
108.	BOARD VACANCIES BELOW MINIMUM NUMBER

The continuing Directors or a sole continuing Director may act notwithstanding any vacancies on the Board, but, if the number of Directors is less than the minimum number fixed by or in accordance with these Articles, the continuing Directors or Director may act only for the purpose of filling vacancies on the Board or of convening a general meeting of the Company. If there are no Directors or Director able or willing to act, any two members may call a general meeting of the Company for the purpose of appointing Directors.

109.	APPOINTMENT OF CHAIRMAN

The Board may appoint a Director to be the chairman of the Board and may at any time remove him or her from that office. Unless he or she is unwilling to do so, the Director so appointed shall preside at every meeting of the Board at which he or she is present. But if there is no Director holding that office, or if the Director holding it is unwilling to preside or is not present within five minutes after the time appointed for the meeting, the Directors present may appoint one of their number to be chairman of the meeting.

110.	COMPETENCE OF THE BOARD

A meeting of the Board at which a quorum is present shall be competent to exercise all powers, authorities and discretions for the time being vested in or exercisable by the Board.

111.	PARTICIPATION IN MEETINGS BY TELEPHONE

All or any of the members of the Board or of any committee of the Board may participate in a meeting of the Board or that committee by means of a conference telephone or any communication equipment that allows all persons participating in the meeting to hear and speak to each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is and shall be deemed to be a meeting even if there is only one person physically present where it is deemed to take place.

112.	WRITTEN RESOLUTIONS
112.1	A resolution in writing signed by:
112.1.1	all the Directors entitled to receive notice of a meeting of the Board , if that number is sufficient to constitute a quorum; or
112.1.2	by all the members of a committee of the Board

(but excluding any Director whose vote is not to be counted in respect of that particular matter) shall be as valid and effectual as if it had been passed at a meeting of the Board or that committee duly convened and held and may be contained in one document (or in several documents in all substantial respects in like form) each signed by one or more of the Directors or members of that committee. Any such document may be constituted by letter or (provided it is in writing) in electronic form or otherwise as the Board may from time to time approve.

113.	COMPANY BOOKS
113.1	The Board shall cause minutes to be made in books kept for the purpose of recording:
113.1.1	all appointments of officers made by the Board;
113.1.2	all proceedings at meetings of the Company, of the holders of any class of shares in the Company and of the Board and of committees of the Board, including the names of the Directors or members of a committee of the Board present at each such meeting.
113.2	Subject to the Statutes, any such minutes, if purporting to be signed by the chairman of the meeting at which the appointments were made or proceedings held or by the chairman of the next succeeding meeting, shall be sufficient evidence of the facts stated in them without any further proof.
114.	VALIDITY OF ACTS OF THE BOARD OR A COMMITTEE

All acts done by the Board or by a committee of the Board, or by a person acting as a Director or member of a committee of the Board shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, member of a committee of the Board, or person acting as a Director, or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if each such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.

ALTERNATE DIRECTORS

115.	APPOINTMENT, REMOVAL AND RESIGNATION
115.1	Any Director (other than an alternate Director) may appoint any other Director to be his or her alternate and may revoke any such appointment, in either case by notice in writing delivered to the Secretary or delivered in any other manner (including by electronic means) approved by the Board.
115.2	An alternate Director shall be entitled to receive notice of all meetings of the Board or of committees of the Board of which his or her appointor is a member, to attend and vote and be counted in the quorum as a Director at any such meeting at which the appointor is not personally present, and generally, in the absence of his appointor, at the meeting to exercise and discharge all the functions, powers and duties of the appointor as a Director. A Director present at a meeting of the Board or committee of the Board and appointed alternate for another Director shall have an additional vote for each of his or her appointors absent from such meeting (but shall count as one only for the purpose of determining whether a quorum is present).
115.3	An alternate Director shall cease to be an alternate Director if he or she resigns (whether as a Director or as an alternate) or if for any reason his or her appointment as an alternate or as a Director is revoked or if his or her appointor ceases to be a Director; but, if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he or she retires, any appointment of an alternate Director made by the Director which was in force immediately prior to the Director’s retirement shall continue after the Director’s reappointment as if he or she had not retired.
115.4	An alternate Director shall be deemed an officer of the Company and shall be subject to these Articles relating to Directors (except as regards power to appoint an alternate and remuneration) and an alternate Director shall not be deemed the agent of his or her appointor and shall alone be responsible to the Company for his or her acts and defaults. An alternate Director may be interested in and benefit from contracts, arrangements, transactions and other matters or situations and be paid expenses and indemnified, and accept benefits from third parties, to the same extent as if he or she were a Director but, except to the extent that his or her appointor directs the payment to the alternate of part or all of the remuneration which would otherwise be payable to the appointor, he or she shall not be entitled to any remuneration from the Company for acting in that capacity.

COMPANY SECRETARY

116.	APPOINTMENT AND REMOVAL OF COMPANY SECRETARY
116.1	Subject to the Statutes, the Secretary shall be appointed by the Board at such remuneration and upon such terms as it thinks fit. If thought fit, two or more persons may be appointed as joint Secretaries with the power to act jointly and severally. Any Secretary so appointed may be removed by the Board.
116.2	The Board may from time to time appoint an assistant or deputy secretary who, during such time as there may be no Secretary or no Secretary capable of acting, may act as Secretary and do any act authorised or required by these Articles or by law to be done by the Secretary. The signature of any document as Secretary by such assistant or deputy secretary shall be conclusive evidence (without invalidating that signature for any purpose) that at the time of signature there was no Secretary or no Secretary capable of acting.

THE SEAL

117.	USE OF SEAL

The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf and, unless otherwise decided by the Board or any such committee, any document to which the Seal is applied must also be signed by at least one authorised person in the presence of a witness who attests the signature. For the purposes of this Article, an authorised person is any Director, the Company Secretary or any person authorised by the Board or such committee for the purpose of signing documents to which the Seal is applied.

DIVIDENDS

118.	COMPANY MAY DECLARE DIVIDENDS

Subject to the Statutes, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board. Subject to the Statutes, any determination by the Board of the amount of profits at any time available for distribution shall be conclusive.

119.	BOARD MAY PAY DIVIDENDS

Subject to the Statutes, the Board may pay dividends on any class of shares of any amounts and on any dates and for any periods which it determines if the Board is satisfied that they are justified by the financial position of the Company. If the share capital of the Company is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights to dividends as well as on shares which confer preferential or special rights to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears. The Board may also pay at intervals settled by it any dividend payable at a fixed date if it appears to the Board that the financial position of the Company justifies the payment. If the Board acts in good faith, it shall not incur any liability to the holders of shares conferring preferred rights for any loss which they may suffer by reason of the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

120.	CALCULATION AND CURRENCY OF DIVIDENDS
120.1	Except in so far as the rights attaching to any share otherwise provide:
120.1.1	all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid, but (for the purposes of this Article only) no amount paid up on a share in advance of calls shall be treated as paid up on the share;
120.1.2	all dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly; and

120.1.3	any dividends or other monies payable on or in respect of any share may be declared in any currency or currencies, and paid in the same currency or currencies or in any other currency or currencies, and subject to such charges to cover the costs of conversion, as the Board may determine, using where required such basis of conversion (including the rate and timing of conversion) as the Board decides.
121.	WAIVER OF DIVIDENDS

The waiver in whole or in part of any dividend on any share by any document (whether or not under seal) shall be effective only if such document is signed by the relevant member or transmittee and delivered to the Company and if or to the extent that it is accepted as such or acted upon by the Company.

122.	NON-CASH DIVIDENDS

A general meeting declaring a dividend may, upon the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets and, in particular, of paid-up shares or debentures of any other company and, where any difficulty arises concerning such distribution, the Board may settle it as the Board thinks expedient and in particular may issue fractional certificates or, subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, authorise and instruct any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution of any assets and may determine that cash shall be paid to any member upon the basis of the value so fixed in order to secure equality of distribution and may vest any assets to be distributed in trustees as the Board may consider expedient.

123.	SCRIP DIVIDENDS
123.1	Subject to the Statutes, the Board may offer the holders of ordinary shares the right to elect to receive new ordinary shares, credited as fully paid, instead of cash for all or part (as determined by the Board) of any dividend. The following provisions shall apply:
123.1.1	the Board may specify a particular dividend or dividends, or may specify all or any dividends, declared or paid within a specified period;
123.1.2	the basis of allotment to each entitled holder of ordinary shares shall be such number of new ordinary shares credited as fully paid as have a value as nearly as possible equal to (but not greater than) the amount of the dividend (disregarding any tax credit) which the holder has elected to forgo. For this purpose, the “value” of an ordinary share shall be deemed to be whichever is the greater of its nominal value and the average of the middle market quotations for the Company’s ordinary shares on the NYSE on the day on which the shares are first quoted “ex” the relevant dividend and the four subsequent dealing days or in such other manner as may be determined by the Board. A certificate or report by the Auditors as to the amount of the value in respect of any dividend shall be conclusive evidence of that amount;
123.1.3	no fraction of an ordinary share shall be allotted and if any holder of ordinary shares would otherwise be entitled to fractions of a share, the Board may deal with the fractions as it thinks fit, including (without limitation) determining that the whole or part of the benefit of fractional entitlements will be disregarded or accrue to the Company or that the value of fractional entitlements will be accumulated on behalf of a member (without entitlement to interest) and applied in paying up new shares in connection with a subsequent offer by the Company of the right to receive shares instead of cash in respect of a future dividend;
123.1.4	the Board shall not proceed with any election unless the Company has sufficient reserves or funds which may be capitalised to give effect to the election following the Board’s determination of the basis of allotment;
123.1.5	on or as soon as practicable after announcing that the Board is to recommend or pay any dividend, the Board, if it intends to offer an election for that dividend, shall also announce that intention and, having determined the basis of allotment, shall notify the entitled holders of ordinary shares (other than any in relation to whom an election mandate in accordance with this

Article is subsisting) of the right of election offered to them, and shall send with, or following, such notification, forms of election and shall specify the procedure to be followed and place at which, and the latest date and time by which, duly completed forms of election must be received in order to be effective;

123.1.6	the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been duly made (the “elected shares”) and instead additional ordinary shares shall be allotted to the holders of the elected shares on the basis of allotment so determined. For such purpose, the Board shall capitalise, out of any amount standing to the credit of any reserve or fund (including the profit and loss account), whether or not it is available for distribution, as the Board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on that basis and apply it in paying up in full the appropriate number of ordinary shares for allotment and distribution to the holders of the elected shares on that basis;
123.1.7	the additional ordinary shares so allotted shall be allotted as of the record date for the dividend for which the right of election has been offered and shall rank pari passu in all respects with the fully paid ordinary shares then in issue except that they will not rank for the dividend or other distribution entitlement in respect of which they have been issued. Unless the Board otherwise determines (and subject always to the Regulations and the system’s rules), the ordinary shares so allotted shall be issued as shares in certificated form (where the ordinary shares in respect of which they have been allotted were in certificated form at the Scrip Record Time) or as shares in uncertificated form (where the ordinary shares in respect of which they have been allotted were in uncertificated form at the Scrip Record Time) provided that if the Company is unable under the system’s rules to issue ordinary shares in uncertificated form to any person, such shares shall be issued as shares in certificated form. For these purposes, the “Scrip Record Time” means such time on the record date for determining the entitlements of members to make elections as described in this Article, or on such other date as the Board may in its absolute discretion determine.
123.2	The Board may establish or vary a procedure for election mandates whereby a holder of ordinary shares may elect concerning future rights of election offered to that holder under this Article until the election mandate is revoked following that procedure.
123.3	The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.
124.	ENHANCED SCRIP DIVIDENDS
124.1	Subject to the Statutes and without prejudice to the generality of Article 123, the Board may, in respect of any cash dividend or other distribution (or any part thereof) declared or payable in relation to any financial year or period of the Company, offer to each holder of ordinary shares the right to elect to receive new ordinary shares, credited as fully paid, in respect of the whole or part of the ordinary shares held by them instead of such cash dividend, on any basis but so that the entitlement of each holder of ordinary shares to such new ordinary shares shall be determined by the Board such that the value (determined on the basis decided on by the Board) of the new ordinary shares concerned may exceed the cash amount that such holders of ordinary shares would otherwise have received by way of dividend and, in respect of such offer, that Article shall take effect subject to this Article. Any offer made under this Article shall be an alternative to any offer made under that Article in respect of a particular cash dividend (but shall form part of any plan which is in operation thereunder).
124.2	The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.

125.	RIGHT TO DEDUCT AMOUNTS DUE ON SHARES FROM DIVIDENDS

The Board may deduct from any dividend or other monies payable in respect of a share to a member all sums of money (if any) presently payable by the member to the Company on account of calls or otherwise in respect of shares of the Company.

126.	NO INTEREST ON DIVIDENDS

No dividend or other monies payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

127.	PAYMENT PROCEDURE
127.1	All dividends and interest shall belong and be paid (subject to any lien of the Company) to those entitled members whose names shall be on the Register at the date at which such dividend shall be declared or at the date on which such interest shall be payable respectively, or at such other date as the Company by ordinary resolution or the Board may determine notwithstanding any subsequent transfer or transmission of shares.
127.2	The Company may pay any dividend, interest or other monies payable in cash in respect of shares by direct debit, bank transfer, cheque, dividend warrant, money order or by any other method (including by electronic means) as the Board may consider appropriate.
127.3	Every such cheque, warrant or order shall be made payable to the person to whom it is sent, or to such other person as the holder or the joint holders may in writing direct and may be sent by post or equivalent means of delivery directed to the registered address of the holder or, in the case of joint holders, to the registered address of the joint holder whose name stands first in the Register, or to such person and to such address as the holder or joint holders may in writing direct.
127.4	Every such payment made by direct debit or bank transfer shall be made to the holder or joint holders or to or through such other person as the holder or joint holders may in writing direct.
127.5	In respect of shares in uncertificated form, where the Company is authorised to do so by or on behalf of the holder or joint holders in such manner as the Board shall from time to time consider sufficient, the Company may pay any such dividend, interest or other monies by means of the relevant system. Every such payment shall be made in such manner as may be consistent with the system’s rules and, without prejudice to the generality of the foregoing, may include the sending by the Company or by any person on its behalf of an instruction to the Operator to credit the cash memorandum account of the holder or joint holders or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.
127.6	The Company shall not be responsible for any loss of any such cheque, warrant or order and any payment made in any manner permitted by these Articles shall be at the sole risk of the holder or joint holders. Without prejudice to the generality of the foregoing, if any such cheque, warrant or order has been, or is alleged to have been, lost, stolen or destroyed, the Board may, on request of the person entitled thereto, issue a replacement cheque, warrant or order subject to compliance with such conditions as to evidence and indemnity and the payment of out of pocket expenses of the Company in connection with the request as the Board may think fit.
127.7	The issue of such cheque, warrant or order, the collection of funds from or transfer of funds by a bank in accordance with such direct debit or bank transfer or, in respect of shares in uncertificated form, the making of payment in accordance with the system’s rules, shall be a good discharge to the Company.
128.	RECEIPT BY JOINT HOLDERS

If several persons are registered as joint holders of any share, any one of them may give effectual receipts for any dividend or other monies payable in respect of the share.

129.	WHERE PAYMENT OF DIVIDENDS NEED NOT BE MADE

The Company may cease to send any cheque or warrant through the post or to effect payment by any other means for any dividend or other monies payable in respect of a share which is normally paid in that manner on that share if in respect of at least two consecutive dividends payable on that share payment, through no fault of the Company, has not been effected (or, following one such occasion, reasonable enquiries have failed to establish any new address of the holder) but, subject to these Articles, the Company shall recommence payments in respect of dividends or other monies payable on that share by that means if the holder or transmittee claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way.

130.	UNCLAIMED DIVIDENDS

All dividends, interest or other sums payable unclaimed for one year after having become due for payment may be invested or otherwise made use of by the Board for the benefit of the Company until claimed or disposed of in accordance with any applicable law relating to unclaimed monies. The retention by the Company of, or payment into a separate account of, any unclaimed dividend or other monies payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it.

CAPITALISATION OF PROFITS

131.	CAPITALISATION OF PROFITS
131.1	Subject to the Statutes, the Board may resolve to capitalise all or any part of any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or all or any part of any sum standing to the credit of any reserve or fund (whether or not available for distribution).
131.2	Subject as provided below, the Board may appropriate the sum resolved to be capitalised to the members who would have been entitled to it if it were distributed by way of dividend and in the same proportions and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or (subject to any subsisting special rights previously conferred on any shares or class of shares) in paying up in full shares of any class or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other provided that:
131.2.1	the Company shall for the purposes of this Article be deemed to be such a member in relation to any shares held as treasury shares which, if not so held, would have ranked for any such distribution by way of dividend, but only insofar as the appropriated sum is to be applied in paying up in full shares of the Company; and
131.2.2	the share premium account, the capital redemption reserve, and any reserve or fund representing profits which are not available for distribution may only be applied in paying up in full shares of the Company.
131.3	The Board may authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid, of any shares or debentures to which they are entitled upon such capitalisation and any matters incidental thereto, any agreement made under such authority being binding on all such members.
131.4	If any difficulty arises concerning any distribution of any capitalised reserve or fund, the Board may subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, settle it as the Board considers expedient and in particular may issue fractional certificates, authorise any person to sell and transfer any fractions or resolve that the distribution should be made as nearly as practicable in the correct proportion or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties as the Board considers expedient.
131.5	Where, pursuant to an employees’ share scheme, the Company has granted options to subscribe for shares on terms which provide (inter alia) for adjustments to the subscription price payable on the exercise of such options or to the number of shares to be allotted upon such exercise in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription price for any share being less than its nominal value, then, subject to and in accordance with the provisions of the Statutes, the Board may, on the exercise of any of the options concerned and payment of the subscription which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 131.1 to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such options and apply such amount in paying up such balance and allot shares fully paid accordingly. The other provisions of this Article 131 shall apply mutatis mutandis to any such capitalisation except that the authority of an ordinary resolution of the Company shall not be required.

132.	CAPITALISATION OF RESERVES – RIGHTS PLAN
132.1	This Article (which is without prejudice to the generality of the provisions of Article 131) applies where:
132.1.1	the Board has established a Rights Plan and has granted Rights in accordance therewith as provided in Articles 8.1 and 8.2; and
132.1.2	the Board has exercised any discretion which may be conferred upon it by any Rights Plan so established to exchange or cause to be exchanged all or part of the Rights (other than Rights held by or on behalf of an Acquiring Person, which would have become void) for ordinary shares and/or shares of another class.
132.2	For the purpose of giving effect to any such exchange as is referred to in Article 132.1.2, the Board may:
132.2.1	resolve to capitalise an amount standing to the credit of reserves (including a share premium account, capital redemption reserve or profit and loss account), whether or not available for distribution, being an amount equal to the nominal amount of the new ordinary shares and/or the other shares which are to be exchanged for the Rights (other than Rights held by or on behalf of an Acquiring Person); and
132.2.2	apply that sum in paying up in full new ordinary shares and/or shares of another class and allot such ordinary shares and/or such other shares, credited as fully paid, to the holders of Rights (other than an Acquiring Person) in exchange for the Rights (other than Rights held by or on behalf of an Acquiring Person).
132.3	The provisions of Articles 131.3 and 131.4 shall apply (mutatis mutandis) to any resolution of the Board pursuant to Article 132.2 as they apply to any resolution of the Board pursuant to Article 131.

AUTHENTICATION OF DOCUMENTS

133.	AUTHENTICATION OF DOCUMENTS

Any Director or the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents or other information affecting these Articles and any resolutions passed by the Company or the Board or any committee and any books, records, accounts, documents and other communications relating to the business of the Company and to certify copies or extracts as true copies or extracts. Anything purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company, the Board or any committee which is certified as such in accordance with this Article shall be conclusive evidence in favour of all persons dealing with the Company upon the faith of such copy that such resolution has been duly passed or, as the case may be, that such minute or extract is a true and accurate record of proceedings at a duly constituted meeting.

RECORD DATES

134.	POWER TO CHOOSE RECORD DATE

Notwithstanding any other provision of these Articles, the Company or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made.

ACCOUNTS AND OTHER RECORDS

135.	INSPECTION OF RECORDS

No member in his, her or its capacity as a member shall have any right of inspecting any record, book or document of any description belonging to the Company except as conferred by the Statutes or authorised by the Board or by ordinary resolution of the Company.

136.	DESTRUCTION OF DOCUMENTS
136.1	Subject to compliance with the system’s rules, the Company may destroy:
136.1.1	any instrument of transfer of shares and any other document on the basis of which an entry is made in the Register, at any time after the expiration of six years from the date of registration;
136.1.2	any instruction concerning the payment of dividends or other monies in respect of any share or any notification of change of name or address, at any time after the expiration of two years from the date the instruction or notification was recorded; and
136.1.3	any share certificate which has been cancelled, at any time after the expiration of one year from the date of cancellation,

provided that the Company may destroy any such type of document after such shorter period as the Board may determine if a copy of such document is retained electronically or by other similar means and is not destroyed earlier than the original might otherwise have been destroyed in accordance with this Article.

136.2	It shall conclusively be presumed in favour of the Company that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every share certificate so destroyed was a valid and effective document duly and properly cancelled and that every other document so destroyed was a valid and effective document in accordance with its particulars recorded in the books or records of the Company provided that:
136.2.1	this Article shall apply only to the destruction of a document in good faith and without express notice that its retention was relevant to any claim (regardless of the parties to the claim);
136.2.2	nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than the times referred to in this Article or in any case where the conditions of this Article are not fulfilled; and
136.2.3	references in this Article to the destruction of any document or thing include references to its disposal in any manner.

COMMUNICATIONS

137.	FORM OF COMMUNICATIONS
137.1	Except to the extent that these Articles provide otherwise, and subject to compliance with the Statutes, anything sent or supplied by or to any person, including the Company, under these Articles may be sent or supplied, whether or not because the Statutes require it to be sent or supplied, in any way (including, except in the case of anything supplied to the Company, by making it available on a website) in which documents or information required to be sent or supplied may be sent or supplied by or to that person in accordance with the Companies Act 2006.
137.2	Except insofar as the Statutes require otherwise, the Company shall not be obliged to accept any notice, document or other information sent or supplied to the Company in electronic form unless it satisfies such stipulations, conditions or restrictions (including for the purpose of authentication) as the Board thinks fit, and the Company shall be entitled to require any such notice, document or information to be sent or supplied in hard copy form instead.
137.3	Any notice, document or other communication (including copies of accounts or summary financial statements) to be given to or by any person pursuant to these Articles (other than a notice calling a meeting of Directors) shall be in writing except that, if it is in electronic form, it need not be in writing unless these Articles specifically require it to be.
137.4	Subject to the Statutes, the Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means under these Articles.
137.5	Nothing in these Articles shall prevent the Company from sending or supplying any notice, document or information in hard copy form instead of in electronic form on any occasion.

138.	COMMUNICATION WITH JOINT HOLDERS

In the case of joint holders of a share, all notices, documents or other information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding and shall be deemed to have been given to all the joint holders. Any agreement by that holder that notices, documents and other information may be sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.

139.	COMMUNICATION WITH OVERSEAS MEMBERS

A member whose registered address is not within the United Kingdom or the United States and who notifies the Company of an address within the United Kingdom or the United States at which documents or information may be supplied to the member shall be entitled to have such things supplied to the member at that address, but otherwise no such member shall be entitled to receive any document or information from the Company. Such address may, at the Board’s discretion, be an electronic address but the Board may at any time without prior notice (and whether or not the Company has previously sent or supplied any documents or information in electronic form to that electronic address) refuse to send or supply any documents or information to that electronic address if it believes that its refusal is necessary or expedient in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory, or that for any other reason it should not send or supply any documents or information to that electronic address.

140.	COMMUNICATIONS AFTER TRANSMISSION
140.1	Any notice, document or other information sent or supplied to any member pursuant to these Articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly sent or supplied in respect of any share registered in the name of that member as sole or joint holder.
140.2	Unless agreed otherwise with the relevant transmittee, the Company may send or supply any notice, document or other information to a transmittee in any manner in which it might have been sent or supplied to the member from whom the transmittee derives title to the relevant share, and as if the transmittee’s address were the same as the member’s address in the Register or the electronic address (if any) specified by the member; but the Company shall not be entitled to assume that the address or electronic address is correct if sending notice to the transmittee under Section 793 of the Companies Act 2006.
141.	WHEN NOTICE DEEMED SERVED
141.1	Any notice, document or other information:
141.1.1	if sent by the Company by post or other delivery service shall be deemed to have been received on the day (whether or not it is a working day) following the day (whether or not it was a working day) on which it was put in the post or given to the delivery agent and, in proving that it was duly sent, it shall be sufficient to prove that the notice, document or information was properly addressed, prepaid and put in the post or duly given to the delivery agent;
141.1.2	if sent by the Company by electronic means in accordance with the Statutes shall be deemed to have been received on the same day that it was sent, and proof that it was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that it was sent;
141.1.3	if made available on a website in accordance with the Statutes shall be deemed to have been received when notification of its availability on the website is deemed to have been received or, if later, when it is first made available on the website;
141.1.4	not sent by post or other delivery service but delivered personally or left by the Company at the address for that member on the Register shall be deemed to have been received on the day (whether or not it was a working day) and at the time it was so left;

141.1.5	sent or delivered by a relevant system shall be deemed to have been received when the Company (or a sponsoring system-participant acting on its behalf) sends the issuer instructions relating to the notice, document or information;
141.1.6	sent or supplied by the Company by any other means agreed by the member concerned shall be deemed to have been received when the Company has duly performed the action it has agreed to take for that purpose; and
141.1.7	to be given by the Company by advertisement shall be deemed to have been received on the day on which the advertisement appears.
142.	RECORD DATE FOR COMMUNICATIONS

Any notice, document or information may be sent or supplied by the Company by reference to the Register as it stands at any time not more than 21 days before the day it was sent or supplied. No change in the Register after that time shall invalidate the delivery of that notice, document or information, and every transmittee or other person not on the Register in relation to a particular share at that time who derives any title or interest in the share shall be bound by the notice, document or information without the Company being obliged to send or supply it to that person.

143.	LOSS OF ENTITLEMENT TO RECEIVE COMMUNICATIONS
143.1	If on two consecutive occasions notices, documents or information have been sent to any member at the registered address or the member’s address (including an electronic address) for the service of notices but, through no fault of the Company, have been undelivered, such member shall not from then on be entitled to receive notices, documents or other information from the Company until the member has notified to the Company in writing a new address within the United Kingdom or the United States to be either the member’s registered address or the member’s address (including an electronic address) for the service of notices.
144.	NOTICE WHEN POST NOT AVAILABLE
144.1	If at any time postal services within the United Kingdom or the United States are suspended or curtailed so that the Company is unable effectively to convene a general meeting or a meeting of the holders of any class of shares in its capital by notice sent through the post, the Board may decide that the only members to whom notice of the meeting must be sent are those to whom notice to convene the meeting can validly be sent by electronic means and those to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means. In any such case the Company shall also Publicly Disclose the meeting (and in the United Kingdom advertise the meeting in at least one newspaper with a national circulation). If at least six clear days prior to the meeting the giving of notices by post to addresses throughout the United Kingdom or the United States has, in the Board’s opinion, become practicable, the Company shall send confirmatory copies of the notice by post or such other manner as is permitted under these Articles to the persons entitled to receive them when postal services are running normally.
144.2	At any time that postal services within the United Kingdom or the United States are suspended or curtailed, any other notice or information considered by the Board to be capable of being supplied by advertisement shall be Publicly Disclosed (and in the United Kingdom advertised in at least one newspaper with a national circulation), be deemed to have been notified to all members and transmittees to whom it would otherwise have been supplied in hard copy form.

WINDING UP

145.	DISTRIBUTION IN SPECIE ON WINDING UP

If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law, divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator may, with such sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of members as the liquidator with such sanction determines, but no member shall be compelled to accept any assets upon which there is a liability.

DISPUTE RESOLUTION

146.	DISPUTE RESOLUTION
146.1	The courts of England and Wales shall have exclusive jurisdiction to determine any dispute brought by a member in that member’s capacity as such, or related to or connected with any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company, against the Company, the Board or any of the Directors, officers, employees or members individually (or any combination of the foregoing persons), arising out of or in connection with these Articles or (to the maximum extent permitted by applicable law) otherwise.
146.2	Damages alone may not be an adequate remedy for any breach of this Article 146, so that, in the event of a breach or anticipated breach, the remedies of injunction and an order for specific performance would in appropriate circumstances be available.
146.3	The governing law of these Articles is the substantive law of England and Wales and these Articles shall be interpreted and construed in accordance with such law.
146.4	For the purposes of this Article 146:
146.4.1	a “dispute” shall mean any dispute, controversy or claim; and
146.4.2	“Director” and “officer” shall be read so as to include each and any Director and officer of the Company from time to time in his or her capacity as such or as an employee of the Company and shall include any former Director or officer of the Company.

INDEMNITY

147.	INDEMNITY AND PROVISION OF FUNDS
147.1	Subject to, and to the extent not avoided by, the Statutes but without prejudice to any indemnity to which the person may otherwise be entitled:
147.1.1	any person who is or was at any time a director, secretary or other officer (unless the office is or was as auditor) of the Company or of any of its present or former subsidiary undertakings may be indemnified out of the assets of the Company to whatever extent the Board may determine against any costs, charges, expenses, losses and liabilities sustained or incurred by him or her in the actual or purported execution of his or her duties or in the exercise or purported exercise of his or her powers or otherwise in connection with his or her office, whether or not sustained or incurred in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the Company or the relevant undertaking; and
147.1.2	the Board shall have power to provide funds to meet any expenditure incurred or to be incurred by any such person in defending himself or herself in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by him or her in relation to the Company or any such undertaking, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application under the Companies Act 2006, or in order to enable him or her to avoid incurring any such expenditure.
148.	POWER TO INSURE

The Board may purchase and maintain insurance at the expense of the Company for the benefit of any person who is or was at any time a director or other officer (unless the office is or was as auditor) or employee of the Company or of any present or former subsidiary undertaking of the Company or of any body corporate in which the Company has or had an interest (whether direct or indirect) or who is or was at any time a trustee of any pension fund or employee benefits trust in which any employee of the Company or of any such undertaking or body corporate is or has been interested, indemnifying such person against any liability which may attach to him or her, and any loss or expenditure which he or she may incur, in relation to anything actually or allegedly done or omitted to be done by him or her as a director, officer, employee or trustee, whether or not it involves any negligence, default, breach of duty or breach of trust by him or her in relation to the Company or the relevant undertaking, body corporate, fund or trust.

EXERCISE OF MEMBERS’ RIGHTS

149.	NOMINATION NOTICES
149.1	A member may from time to time send the Company notice in writing that another person is entitled to enjoy or exercise all or any specified rights of that member in relation to the Company (a “nomination notice”). For the purposes of these Articles, but subject to the provisions of the Statutes, references to any matter to be done by, or in relation to, a person who is a member shall be deemed to include reference to any person for the time being nominated in accordance with this Article (and such references shall, until such nomination ceases to have effect in accordance with this Article, exclude the member who made the nomination).
149.2	The Company may prescribe the form and content of nomination notices. Unless the Company prescribes otherwise, a nomination notice must:
149.2.1	identify the shares held by the member to which the nomination notice relates;
149.2.2	state the name and address of the person nominated;
149.2.3	specify how the Company is to communicate with the person nominated and include any further information which the Company will need in order to use the means of communication specified;
149.2.4	specify the rights the person nominated is to be entitled to enjoy or exercise in relation to the shares to which it relates and state whether the member giving the notice may also continue to exercise or enjoy them;
149.2.5	specify the date from which it is to take effect, if later than the date on which the Company is deemed to receive it in accordance with these Articles; and
149.2.6	be executed by or on behalf of the member and the person nominated.
150.	EFFECT OF NOMINATION NOTICES
150.1	Subject to these Articles, if the Company receives a nomination notice, the Company must give effect to that notice in accordance with its terms.
150.2	Unless a nomination notice specifies when it is to cease to have effect, it will have effect until further notice or until the member concerned ceases to hold the shares to which it relates, and in any event it will cease to have effect when the Company is notified or otherwise becomes aware that the member concerned, or the person nominated, has died or ceased to exist. The fact that a nomination notice has ceased to have effect shall not invalidate anything done (or omitted to be done) by the person nominated at any time prior to the date the nomination notice ceases to have effect in accordance with this Article.
150.3	If the Company receives a document which purports to be a nomination notice but which does not contain the required information or which is not given in the form prescribed by the Company, the Company:
150.3.1	must not give effect to it; and
150.3.2	must notify the person that it is defective (and in what respect it is defective), and that the Company cannot give effect to it in its present form.
150.4	If more than one person has been nominated pursuant to Article 148 to exercise or enjoy a right in relation to the same shares, the Company shall, in the absence of any relevant limitation in the nomination notice on the rights of the person nominated, accept the instruction or exercise of the relevant right that is first received, to the exclusion of any later instruction or purported exercise by another nominated person in respect of the same right and the same shares.
150.5	For the purposes of Article 97, a person nominated in respect of any shares who duly exercises any right of a member under Article 97.2 or Article 97.3 shall be required to provide not only the information stipulated in such Articles as it relates to the member in respect of the shares but also such further information in respect of the shares as such Articles would have required if they had referred to the person nominated instead of to the member.

151.	COMPANY TO KEEP RECORDS OF NOMINATIONS
151.1	The Company must keep a record of all nomination notices that are in force or have been in force within the preceding 12 months.
151.2	The Company must provide any member, on request, with a copy of its records of nomination notices given in relation to that member.
151.3	The Company must provide any person nominated in a nomination notice with a copy of its records of nomination notices in which that person is nominated.
152.	MANDATORY OFFER PROVISIONS
152.1	Save as otherwise permitted in compliance with any agreement to which the Company and any shareholder is a party, a person (other than a Depositary) must not:
152.1.1	effect or purport to effect a Prohibited Acquisition (as defined in Article 152.10); or
152.1.2	except as a result of a Permitted Acquisition (as defined in Article 152.8):
(a)	whether by a series of transactions over a period of time or not, acquire an interest in shares which (on their own or taken together with shares in which persons determined by the Board to be acting in concert with the relevant person are interested) carry 30% or more of the voting rights of the Company; or
(b)	whilst the person (alone or together with persons determined by the Board to be acting in concert with the relevant person) is interested in shares that in aggregate carry not less than 30% but not more than 50% of the voting rights of the Company, acquire, whether singly or with persons determined by the Board to be acting in concert with the person, an interest in any other shares that (on their own taken or together with any interests in shares held by persons determined by the Board to be acting in concert with the person) increases the percentage of shares carrying voting rights in which the person is interested;

(each of (a) and (b), a “Limit”).

152.2	Where any person (other than a Depositary) breaches any Limit, except as a result of a Permitted Acquisition, or becomes interested in any shares as a result of a Prohibited Acquisition, that person is in breach of these Articles.
152.3	Where the Board has reason to believe that any Limit is or may be breached or any Prohibited Acquisition has been or may be effected it may require any shareholder or any other person (other than, in each case, a Depositary in its capacity as Depositary) to provide details of: (i) any persons acting in concert with such shareholder or other person; (ii) any interests in shares of such shareholder or other person (or any persons acting in concert with them); and (iii) any other information, as in each case the Board considers appropriate to determine any of the matters under this Article 152.
152.4	Where the Board determines (at any time and without any requirement to have first exercised any of its rights under Article 152.3) that any Limit is breached (and, in the case of a breach of a Limit that is capable of becoming a Permitted Acquisition in accordance with the provisions of Article 152.8.3, at any time that such acquisition has not become a Permitted Acquisition) or any Prohibited Acquisition has been effected (or is purported) by any person (such person, together with any persons determined by the Board to be acting in concert with the person, being “Breaching Persons”), the Board may do all or any of the following:
152.4.1	require any member or person appearing or purporting to be interested in any shares of the Company or any other person (other than, in each case, a Depositary in its capacity as Depositary) to provide such information as the Board considers appropriate to determine any of the matters under this Article 152 (including, without limitation, information regarding (i) any persons acting in concert with such member or other person, and (ii) any interests in shares of such member (or other person or any persons acting in concert with any of them);

152.4.2	have regard to such public filings as it considers appropriate to determine any of the matters under this Article 152;
152.4.3	make such determinations under this Article 152 as it thinks fit, either after calling for submissions from affected members or other persons or without calling for such submissions;
152.4.4	determine that shareholders shall not be entitled in respect of any shares held by or on behalf of the Breaching Persons, or which the Breaching Persons are interested, in breach of this Article 152 (together, “Relevant Shares”) to be present or to vote or procure or instruct another person to vote (in each case either in person or by proxy) at a general meeting or at a separate meeting of the holders of a class of shares or on a poll and, without prejudice to the foregoing, determine that any votes purported to be cast in respect of Relevant Shares at a general meeting or at a separate meeting of the holders of a class of shares shall be disregarded;
152.4.5	determine that any dividend or other distribution (or any part of a dividend or other distribution) or other amount payable in respect of the Relevant Shares shall be withheld by the Company, which shall have no obligation to pay interest on it, and that the relevant shareholder shall not be entitled to elect, pursuant to Articles 123 or 124, to receive shares instead of a dividend;
152.4.6	determine that no transfer of any certificated Relevant Shares (other than any Relevant Shares held by a Depositary in its capacity as Depositary) to or from a Breaching Person shall be registered; and
152.4.7	take such other action as it thinks fit for the purposes of this Article 152, including:
(a)	prescribing rules (not inconsistent with this Article 152);
(b)	setting deadlines for the provision of information;
(c)	drawing adverse inferences where information requested is not provided;
(d)	making determinations or interim determinations;
(e)	appointing an expert to advise the Board on any issues arising from this Article 152, including any questions of interpretation;
(f)	executing documents on behalf of a member;
(g)	converting any Relevant Shares held in uncertificated form into certificated form, or vice versa;
(h)	paying costs and expenses out of proceeds of sale; and
(i)	changing any decision or determination or rule previously made.
152.5	For the purpose of enforcing the sanction in Article 152.4.6, the Board may give notice to the relevant shareholder and/or Breaching Person requiring the shareholder and/or Breaching Person to change the Relevant Shares held in uncertificated form into certificated form by the time stated in the notice. The notice may also state that the shareholder and/or Breaching Person may not change any Relevant Shares held in certificated form to uncertificated form. If the shareholder and/or Breaching Person does not comply with the notice, the Board may require the Operator to convert Relevant Shares held in uncertificated form into certificated form in the name and on behalf of the relevant shareholder and/or Breaching Person in accordance with the Regulations or a Depositary to convert such number of Relevant Shares into certificated form in the name and on behalf of the shareholder and/or Breaching Person in question.
152.6	Where any Relevant Shares are held by a Depositary (in its capacity as Depositary), the provisions of this Article 152 shall be treated as applying only to such Relevant Shares held by a Depositary on behalf of Breaching Persons and not to any other shares held by the relevant Depositary.
152.7	No Depositary shall be in breach of Article 152.1 or Article 152.2 or be a Breaching Person solely as a result of holding any shares (or interests in shares) in its capacity as Depositary provided that any shares held by any such Depositary (or in which such Depositary is interested) may still be Relevant Shares. Notwithstanding the preceding sentences, all interests in shares held by or on behalf of persons other than a Depositary with respect to shares (or interests in shares) held by such Depositary shall be taken into account for all purposes of this Article.

152.8	For the purposes of this Article, an acquisition is a “Permitted Acquisition” or, in the case of Article 152.8.3, an acquisition will become a Permitted Acquisition upon completion of the making and implementation of a Mandatory Offer in accordance with, and compliance with the other provisions of, Article 152.8.3 if:
152.8.1	the Board consents in advance to the acquisition or the acquisition is pursuant to an offer made by or on behalf of the acquirer that is recommended by the Board; or
152.8.2	the acquisition is made as a result of a voluntary offer made and implemented (save to the extent that the Board determines otherwise):
(a)	for all of the issued shares (except not necessarily for those already held by the acquirer);
(b)	in cash (or accompanied by a full cash alternative); and
(c)	otherwise in accordance with the provisions of the Takeover Code (as if the Takeover Code applied to the Company); or
152.8.3	the acquisition is made pursuant to a single transaction which causes a breach of a Limit (otherwise than as a result of an offer) and provided that:
(a)	no further acquisitions are made by the acquirer (or any persons determined by the Board to be acting in concert with the acquirer) other than (i) pursuant to a Mandatory Offer made in accordance with Article 152.8.3(b) or (ii) Permitted Acquisitions under Article 152.8.1, 152.8.4 or 152.8.5, provided that no such further acquisition (other than pursuant to a Mandatory Offer made in accordance with Article 152.8.3(b)) shall be or become, in any event, a Permitted Acquisition under this Article 152.8.3; and
(b)	the acquirer makes, within seven days of such breach, and does not subsequently withdraw, an offer which, except to the extent the Board determines otherwise, is made and implemented in accordance with Rule 9 and the other relevant provisions of the Takeover Code (as if it so applied to the Company) (a “Mandatory Offer”), and (for the avoidance of doubt) acquisitions pursuant to a Mandatory Offer shall (subject to compliance with the other provisions of this Article 152.8.3) also be Permitted Acquisitions; or
152.8.4	the acquisition was approved previously by an ordinary resolution passed by a general meeting if no votes are cast in favour of the resolution by or, in the case of shares held by a Depositary for the person in question, at the direction of:
(a)	the person proposing to make the acquisition and any persons determined by the Board to be acting in concert with the person; or
(b)	the persons (if any) from whom the acquirer (together with persons determined by the Board to be acting in concert with the acquirer) has agreed to acquire shares or interests in shares or has otherwise obtained an irrevocable commitment in relation to the acquisition of shares or interests in shares by the acquirer or any persons determined by the Board to be acting in concert with acquirer; or
152.8.5	there is an increase in the percentage of the voting rights attributable to an interest in shares held by a person determined by the Board to be acting in concert with the acquirer and such an increase would constitute a breach of any Limit where such increase results from the Company redeeming or purchasing its own shares or interests in shares.

152.9	Unless the Board determines otherwise, in the case of a Permitted Acquisition pursuant to Article 152.8.1, 152.8.2 or 152.8.3 above, an offer must also be made in accordance with Rule 14, if applicable, and Rule 15 of the Takeover Code (as if Rules 14 and 15 applied to the Company).
152.10	Unless: (a) the acquisition is a Permitted Acquisition; or (b) the Board determines otherwise, an acquisition of an interest in shares is a “Prohibited Acquisition” if Rules 4 (Restrictions on dealings), 5 (Timing restrictions on acquisitions), 6 (Acquisitions resulting in an obligation to offer a minimum level of consideration), 8.1 (Disclosure by an Offeror), 8.4 (Disclosure by Concert Parties) or 11 (Nature of consideration to be offered) of the Takeover Code would in whole or part apply if the Company were subject to the Takeover Code and the acquisition of such interest in shares were made (or, if not yet made, would, if and when made, be) in circumstances involving a breach of, or a failure to comply with, Rules 4, 5, 6, 8.1, 8.4 or 11 of the Takeover Code.
152.11	The Board has full authority to determine the application of this Article 152 including as to the deemed application of relevant parts of the Takeover Code (as if it applied to the Company). Such authority shall include all discretion vested in the Takeover Panel (as if the Takeover Code applied to the Company). Any resolution or determination of, or decision or exercise of any discretion or power by, the Board acting in good faith and on such grounds as the Board shall consider reasonable shall be conclusive and binding on all persons concerned and shall not be open to challenge, whether as to its validity or otherwise on any ground whatsoever and, in the absence of fraud, the Board shall not owe any duty of care to or have any liability to any person in respect of any cost, loss or expense as a result of any such resolution, determination, decision or exercise of any discretion or power. The Board shall not be required to provide any reasons for any decision, determination, resolution or declaration taken or made in accordance with this Article 152.
152.12	At all times when the Company is in an offer period pursuant to Article 152.8.3, each member (other than a Depositary) shall comply with the disclosure obligations set out in Rule 8 of the Takeover Code as if Rule 8 applied to the Company, provided that members shall make any required disclosures to the Board on a private basis.
152.13	Any one or more of the Directors may act as agent of any shareholder and/or Breaching Person in relation to the execution of documents and other actions to be taken in respect of Relevant Shares as determined by the Board under this Article 152 (including to enforce the sanctions referred to in Article 152.4).
152.14	Where used in this Article, the phrases “offer” and “voting rights” shall have the meanings ascribed to them in the Takeover Code. This Article 152 only applies while the Takeover Code does not apply to the Company.
152.15	This Article 152 only applies whilst the Takeover Code does not apply to the Company.

APPENDIX – SUMMARY OF EXAMPLE TERMS
RIGHTS TO ACQUIRE SHARES OF TRONOX HOLDINGS PLC

Subject to the provisions of the Companies Act 2006 and every other enactment from time to time in force concerning companies (including any orders, regulations or other subordinate legislation made under the Companies Act 2006 or any such other enactment), so far as they apply to or affect Tronox Holdings PLC (the “Company”), the Board may exercise any power of the Company to establish a shareholders’ rights plan (the “Rights Plan”). The Rights Plan may be in such form as the Board shall in its absolute discretion determine and may in particular (but without restriction or limitation) include such terms as are described in this Summary of Example Terms.

Pursuant to the Rights Plan, the Board would declare and issue one right (a “Right”) for each outstanding share, nominal value US$0.01 per share, of the Company (an “Ordinary Share”). Each Right would entitle the registered holder either (i) upon payment by such registered holder to the Company of the price per Right specified in the Rights Plan, or (ii) if the Board so determines by the Company capitalising an amount standing to the credit of reserves in accordance with Article 132 of the Articles of Association of the Company (the “Articles”) and to apply such sum in paying the price per Right specified in the Rights Plan, to have delivered to such holder Ordinary Shares or shares of any other class as specified in the Rights Plan (a “Share”), subject to adjustment.

Until the Board became aware that there was an Acquiring Person (as defined in the Articles) (the “Distribution Date”), each Right would be associated with an individual Ordinary Share and the Rights would be transferred with and only with the Ordinary Shares. For the avoidance of doubt, in determining whether or not there was an Acquiring Person, (i) a Depositary (as defined in the Articles), acting solely in its capacity as Depositary, would not be considered an Acquiring Person; (ii) no person would be deemed to be acting in concert with any other person solely as a result of that other person having an interest in shares held by the same Depositary (acting solely in the Depositary’s capacity as such); and (iii) no person would be deemed to be affiliated or associated with any other person solely as a result of that other person having an interest in shares held by the same Depositary (acting solely in the Depositary’s capacity as such). No Acquiring Person qualifying as such before the Rights Plan was established would be treated as an Acquiring Person for the purposes of the Rights Plan so long as the Acquiring Person (or anyone comprised in the Acquiring Person) does not acquire an interest in additional Ordinary Shares representing 0.5% or more of the issued Ordinary Shares at a time when the Acquiring Person (or such other person) still has an interest in Ordinary Shares of 4.5% or more of the issued Ordinary Shares.

The Board may in its absolute discretion exempt (i) any acquisition of an interest in its Ordinary Shares from the Rights Plan if it determines that doing so would not jeopardise or endanger the Tax Benefits (as defined in the Articles); and (ii) any person or group of persons from the penalties imposed by the Rights Plan.

After the Distribution Date, separate certificates evidencing the Rights (the “Right Certificates”) would be mailed to (or credited to the account of) holders of the Ordinary Shares as of the close of business on the Distribution Date. Such separate Right Certificates alone would then evidence the Rights, and the Rights would then be separately transferable.

The Rights would not be exercisable until the Distribution Date. The Rights would expire on a date to be specified in the Rights Plan and in any event, unless the Rights were earlier redeemed or exchanged by the Company, would automatically cease to exist when the relevant Tax Benefits in respect of which the Rights Plan was established were exhausted or the fifth anniversary of the establishment of the Rights Plan, whichever was the earlier.

After the Distribution Date, each holder of a Right, other than Rights held by or on behalf of any Acquiring Person (which would thereupon become void), would thereafter have the right to receive upon exercise of a Right that number of shares having a market value of two times the exercise price for the Right.

At any time before there was an Acquiring Person for the purposes of the Rights Plan, the Board would have the authority to redeem the Rights in whole, but not in part, at a price per Right to be specified in the Rights Plan (the “Redemption Price”).

For as long as there was no Acquiring Person for the purposes of the Rights Plan, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner, subject to applicable law and any restrictions set forth in the Articles. Once there was such an Acquiring Person, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner that would not adversely affect the interests of holders of the Rights (other than Rights held by or on behalf of any such Acquiring Person, which would have become void).

Before the exercise of a Right, a Right would not entitle the holder thereof to any rights as a shareholder including, without limitation, the right to vote or receive dividends in respect of such Right.

ANNEX H

SHAREHOLDERS’ AGREEMENT

SHAREHOLDERS’ AGREEMENT (this “Agreement”), dated as of [•] 2019, by and between Tronox Holdings PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the “Co-op” a cooperative incorporated under the laws of The Netherlands), The National Titanium Dioxide Company Limited (“NTDC”), a limited liability company registered in the Kingdom of Saudi Arabia (together with the Co-op, “Cristal”) and, solely for purposes of Sections 4.1, 4.2, 4.3, 5.3 and 8.3 and Articles I, III and X, [•]1.

W I T N E S S E T H:

WHEREAS, Tronox Limited, a public limited company incorporated under the laws of Australia (“Tronox”), and Cristal are parties to a Transaction Agreement dated as of February 21, 2017, as amended by Amendment No. 1 to the Transaction Agreement, dated as of March 1, 2018 (as it may be amended from time to time, the “Transaction Agreement”).

WHEREAS, Tronox and the Shareholder entered into a Shareholder Agreement dated as of the Closing Date (the “Original Shareholder Agreement”) in order to establish certain rights, restrictions and obligations of the Shareholder, as well as to set forth certain corporate governance and other arrangements relating to the Company and the Class A Shares held by the Shareholder as of the Closing Date.

WHEREAS, in light of the re-domiciliation transaction in relation to Tronox pursuant to which the Company will become the new holding company of the Tronox group in accordance with the terms of the Scheme Booklet (the “Redomicile Transaction”), the Company and the Shareholder desire to terminate the Original Shareholder Agreement and in its place enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1   Certain Definitions.   In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” of any Person means an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act; provided, however, that, for purposes of this Agreement, the Shareholder and its Affiliates shall not be deemed an Affiliate of the Company or any of its Subsidiaries, or vice versa.

“Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Approved Bank” shall mean the highest-ranking investment bank (other than the first-ranked investment bank) as determined by reference to the Thomson Reuters League Tables (or successor thereto) for worldwide mergers and acquisitions for the most recently completed calendar year that is willing to administer the applicable underwritten offering and has not otherwise worked on a material mandate for either the Company or the Shareholder during the preceding twelve (12)-month period.

“Articles of Association” shall mean the Company’s articles of association, as the same may be amended or amended and restated from time to time.

“Beneficially Own” and words of similar import shall have the meaning ascribed to such terms pursuant to Rule 13d-3 under the Exchange Act (provided, however, that, for purposes of calculating “beneficial ownership” with respect to the restrictions set forth under Section 4.1, a Person shall additionally be deemed to be the beneficial owner of (i) any Voting Securities or other securities of the Company that may be acquired by such Person upon the conversion, exchange or exercise of any warrants, options, rights (but excluding the pre-emptive rights granted hereunder) or other securities convertible into Voting Securities or other securities of the Company, whether such acquisition may be made within sixty (60) days or a longer period and (ii) any securities of the Company to which

[1]	To include all the underlying shareholders of NTDC.

such Person has any economic exposure, including through any derivative transaction, that gives such Person the economic equivalent of ownership of an amount of securities of the Company due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities of the Company, or which provides such Person an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any increase in the value of such securities of the Company, in any case without regard to whether (x) such derivative conveys any voting rights in such securities of the Company to such Person, (y) the derivative is required to be, or capable of being, settled through delivery of such securities of the Company or (z) such Person may have entered into other transactions that hedge the economic effect of such beneficial ownership of such securities of the Company). For the avoidance of doubt, references to the “Company” in this definition shall include any successor entity to the Company.

“Board” shall mean the board of directors of the Company in office at the applicable time.

“Business Day” shall mean any day other than (a) a Saturday or a Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in London, United Kingdom, or New York City, New York, United States.

“Change of Control” shall mean, with respect to any Person, in one or a series of related transactions, (a) the sale or other disposition of all or substantially all of such Person’s assets to any other Person, (b) the sale or other disposition of more than 50% of the securities having ordinary voting power for the election of directors or other governing body of such Person to any other Person, (c) the merger, amalgamation or consolidation of such Person with or into another Person or similar transaction with the effect that another Person(s) (other than such Person’s existing shareholders prior to such transaction) Beneficially Owns, directly or indirectly, more than 50% of the securities having ordinary voting power for the election of directors or other governing body of the Person surviving such transaction, or (d) the liquidation or dissolution of such Person.

“Claims” shall have the meaning assigned to such term in Section 7.1(a).

“Closing Date” has the meaning give to that term in the Transaction Agreement.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended.

“Co-op” shall have the meaning assigned to such term in the preamble hereto.

“Committee” shall have the meaning assigned to such term in Section 5.1.

“Company” shall have the meaning assigned to such term in the preamble hereto.

“Controlled Affiliate” shall mean, with respect to the Shareholder, any Person that, directly or indirectly through one or more intermediaries, is controlled by the Shareholder. The Shareholder shall be deemed to “control” another Person if the Shareholder possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Companies Act” shall mean the Companies Act 2006 of the United Kingdom as amended.

“Cristal” shall have the meaning assigned to such term in the preamble hereto.

“Cut-off Time” shall have the meaning assigned to such term in Section 4.4(b).

“Delaware Courts” shall have the meaning assigned to such term in Section 10.7(b).

“Demand Registration” shall have the meaning assigned to such term in Section 6.1(a).

“Director” shall mean any member of the Board.

“Effective Date” shall have the meaning assigned to such term in Section 2.1.

“Exxaro” shall mean Exxaro Resources Limited, a company incorporated under the laws of the Republic of South Africa.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Entity” shall mean any multinational, supranational, national, state, provincial or local government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“group” shall, when used in the context of “any Person or group” or “the offeror’s group”, have the meaning ascribed to such term pursuant to Section 13(d)(3) of the Exchange Act.

“Independent Directors” shall mean, at any time, the members of the Board in office who are not Shareholder Nominees.

“Initial Registration Statement” shall have the meaning assigned to such term in Section 5.2(b).

“Law” shall mean, collectively, any applicable statute, law (including common law), ordinance, rule or regulation, including the rules and regulations of any stock exchange on which Voting Securities of the Company are listed (being, on the Effective Date, the NYSE).

“Nominating Committee” has the meaning given to that term in the Articles of Association.

“Nomination Documents” shall have the meaning assigned to such term in Section 4.4(a)(iv).

“Non-Liable Person” shall have the meaning assigned to such term in Section 10.13.

“NYSE” shall mean the New York Stock Exchange, Inc.

“Ordinary Shares” means ordinary shares of $0.01 each in the capital of the Company.

“Permitted Issuance” shall have the meaning assigned to such term in Section 8.2(a).

“Permitted Transferee” shall mean (a) any one of [•]2 (or one of their Corporate Affiliates who executes a deed of accession agreeing to be bound by the provisions of this Agreement as if it were a Shareholder hereunder), (b) Controlled Affiliate of the Shareholder who executes a deed of accession agreeing to be bound by the provisions of this Agreement as if it were a Shareholder hereunder, (c) nominee or broker of the Shareholder; provided, however, that there is no change in Beneficial Ownership of the shares so Transferred, or (d) solely with respect to any pledge of the Voting Securities, or the creation of an encumbrance or lien on the Voting Securities, to secure bona fide borrowings, a bank, licensed securities firm, investment bank or pension fund (each, a “Permitted Financial Institution”); provided, however, that (i) it is a condition precedent to enforcement of the pledge, encumbrance or lien that, prior to enforcement, the Permitted Financial Institution executes a deed of accession agreeing to be bound by the provisions of this Agreement as if it were a Shareholder hereunder, including the obligation to ensure that any subsequent Transfer occurs in accordance with Article V and (ii) the Shareholder has delivered notice of such arrangement to the Company within two (2) Business Days after entering into a contract in respect of such arrangement; provided further, in the case of each of clauses (a) through (d), that such Transfer to a Permitted Transferee is made in compliance with the terms hereof.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Registrable Securities” shall have the meaning assigned to such term in Section 6.1(a).

“Registration Expenses” shall have the meaning assigned to such term in Section 6.5.

“Registration Request” shall have the meaning assigned to such term in Section 6.1(a).

“Registration Statement” shall have the meaning assigned to such term in Section 6.1(b).

“Replacement” shall have the meaning assigned to such term in Section 4.4(a)(v).

“Rule 144” shall have the meaning assigned to such term in Section 5.2(a)

“Scheme Booklet” shall mean the scheme booklet issued by Tronox dated [•] in respect of the Redomicile Transaction;

“SEC” shall mean the United States Securities and Exchange Commission.

[2]	To include all the underlying shareholders of NTDC.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder” shall mean the Co-op and any Person to whom Ordinary Shares have been transferred in accordance with the terms of this Agreement and who has executed a deed of accession agreeing to be bound by the provisions of this Agreement as if it were a Shareholder hereunder (or, if such Person is already party to this Agreement, such Person need not execute a separate deed of accession, but such Person shall, upon the transfer of Ordinary Shares to it, be deemed to be bound by all of the provisions of this Agreement as if a Shareholder party hereto), it being understood that the intention of the parties is that the “Shareholder” shall be considered to be Cristal and its Affiliates to whom the Co-op shall have transferred Ordinary Shares (and further Affiliates to whom such Affiliate shall have transferred Ordinary Shares), as a collective.

“Shareholder Director” shall initially mean [•] and [•], and any Shareholder Nominee elected to the Board in accordance with Section 4.4 (including any Replacement elected to the Board in accordance with Section 4.4).

“Shareholder Nominee” shall mean any individual proposed by the Shareholder in accordance with the terms of this Agreement to serve on the Board (including any Replacement).

“Short Form Registration” shall have the meaning assigned to such term in Section 6.1(c).

“Standstill Period” shall have the meaning assigned to such term in Section 4.1(e).

“Subsidiary” shall mean, with respect to any Person, any other entity of which (a) securities or other ownership interests having ordinary power to elect a majority of the board of directors or other persons performing similar functions are at such time directly or indirectly owned by such Person or (b) a majority of the voting or economic interests are at such time directly or indirectly owned by such Person.

“Transaction Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Transfer” shall mean any direct or indirect sale, assignment, transfer, conveyance, pledge, hypothecation, mortgage, license, gift, creation of a security interest in or lien on, placement in trust (voting or otherwise), encumbrance or other transfer or disposition (including any spin-off, hedging or derivative transaction or other transaction that, in each case, hedges or transfers, in whole or in part, the economic consequences of ownership, or otherwise) of any Voting Security or any legal, beneficial or economic interest therein, whether or not for value and whether voluntary or involuntary or by operation of law or by transfer of any economic or ownership interest in any Person, directly or indirectly, beneficially owning such Voting Securities and the causing of any such acts. A “Transfer” shall also include, without limitation, a transfer of a Voting Security to a broker or other nominee, or the transfer of, or entering into a binding agreement with respect to, the power (whether exclusive or shared) to vote or direct the voting of such Voting Security by proxy, voting agreement or otherwise.

“Transfer Prohibition Period” shall have the meaning assigned to such term in Section 5.1.

“US GAAP” shall mean United States Generally Accepted Accounting Principles, as in effect from time to time.

“Voting Securities” shall mean (a) the Ordinary Shares, and (b) any other equity securities of the Company then entitled to vote generally in the election of Directors.

“Waived Transfer Amount” shall have the meaning assigned to such term in Section 5.2(a).

ARTICLE II
CONDITION PRECEDENT

Section 2.1   This Agreement shall become in full force and effect upon, and is in all respects subject to, completion and implementation of the Redomicile Transaction in accordance with the terms of the Scheme Booklet (such date being the “Effective Date”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1   Representations and Warranties of the Company.   The Company represents and warrants to the Shareholder as of the date hereof as follows:

(a)   The Company has been duly organized and is a validly existing company limited by shares under the Companies Act incorporated under the laws of England and Wales and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)   This Agreement has been duly and validly authorized by the Company and all necessary and appropriate action has been taken by the Company to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(c)   This Agreement has been duly executed and delivered by the Company and, assuming due authorization and valid execution and delivery by the Shareholder, is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

(d)   The execution, delivery and performance of this Agreement by the Company does not and will not require any consent, waiver, approval, order, permit or authorization from, or declaration or filing with, or notification to, any Person (other than (i) Board approval which was obtained prior to the execution of this Agreement; (ii) any required securities law filings; and (iii) the satisfaction or waiver of any approvals or conditions to be satisfied in connection with the implementation of the Redomicile Transaction).

(e)   The execution, delivery and performance of this Agreement by the Company does not and will not, with or without the giving of notice or lapse of time, or both, (i) violate any law, statute, rule or regulation to which the Company is subject, (ii) violate any order, writ, injunction, judgment or decree applicable to the Company or (iii) conflict with, or result in a breach or default under, any term or condition of the Company’s organizational documents (including the Articles of Association) or conflict with, or result in a breach or default under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of, any agreement or instrument to which the Company is a party or by which it is bound.

Section 3.2   Representations and Warranties of the Shareholder.   Cristal and [•]3 represent and warrant to the Company, severally and not jointly, as of the date hereof as follows:

(a)   Immediately following consummation of the transactions contemplated by the Transaction Agreement, (i) except for the 37,580,000 Ordinary Shares Beneficially Owned by the Shareholder and the Shareholder’s rights arising under the Transaction Agreement and this Agreement, neither such Person nor any of its Affiliates, (A) Beneficially Owns any Voting Securities, (B) possesses any rights to acquire any Voting Securities or (C) has any voting power in the Company; and (ii) (except as expressly contemplated by the terms of this Agreement) the Shareholder owns such Ordinary Shares free and clear of any liens, restrictions on transfer (other than any restrictions under the Securities Act, the applicable securities laws of any other jurisdiction and the provisions of this Agreement and the Transaction Agreement), options, warrants, rights, calls, commitments, proxies or other contract rights (it being understood that only the Co-op is making the representation in clause (ii)).

(b)   Such Person, if an entity, has been duly organized and is validly existing under the laws of its jurisdiction of organization, and has all necessary power and authority and, if a natural Person, has the legal capacity, to enter into this Agreement and to carry out its obligations hereunder.

(c)   This Agreement has been duly and validly authorized by such Person and all necessary and appropriate action has been taken by such Person to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(d)   This Agreement has been duly executed and delivered by such Person and, assuming due authorization and valid execution and delivery by the other parties hereto, is a legal, valid and binding obligation

[3]	To include all the underlying shareholders of NTDC.

of such Person, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

(e)   The execution, delivery and performance of this Agreement by such Person does not and will not require any consent, waiver, approval, order, permit or authorization from, or declaration or filing with, or notification to, any Person (other than (i) internal approvals applicable to such Person which have been obtained prior to the execution of this Agreement and (ii) any required securities law filings).

(f)   The execution, delivery and performance of this Agreement by such Person does not and will not, with or without the giving of notice or lapse of time, or both, (i) violate any law, statute, rule or regulation to which such Person is subject, (ii) violate any order, writ, injunction, judgment or decree applicable to such Person or (iii) conflict with, or result in a breach or default under, any term or condition of such Person’s applicable organizational documents or conflict with, or result in a breach or default under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of, any agreement or instrument to which such Person is a party or by which it is bound.

ARTICLE IV
STANDSTILL; VOTING; BOARD REPRESENTATION

Section 4.1   Standstill Restrictions.

(a)   Except (i) for the acquisition of Voting Securities in connection with the consummation of the transactions contemplated by the Transaction Agreement, (ii) as a result of a share distribution or share split made available to holders of Voting Securities generally, or (iii) as specifically permitted by this Agreement (including as contemplated by Section 4.2), during the Standstill Period, Cristal and [•]4 shall not, directly or indirectly, in each case without the prior approval by resolution of a majority of the Independent Directors:

(i)   acquire, offer to acquire, solicit an offer to sell or agree to acquire, directly or indirectly, alone or in concert with others, by purchase or otherwise, any direct or indirect beneficial interest in any Voting Securities or direct or indirect rights, warrants or options to acquire, or securities convertible into or exchangeable for, any Voting Securities, if, after such acquisition, such Persons, as a group, will Beneficially Own more than twenty-four percent (24%) of the Voting Securities;

(ii)   make, or in any way participate in, directly or indirectly, alone or in concert with others, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the Exchange Act) to vote or seek to advise or influence in any manner whatsoever any Person with respect to the voting of, any Voting Securities (other than any of the foregoing done on behalf of the Company), in each case, with respect to the appointment of any Director;

(iii)   arrange, or in any way participate, directly or indirectly, in any financing for the purchase of any Voting Securities or any securities convertible into or exchangeable or exercisable for any Voting Securities, except for such Voting Securities as are then being offered for sale by the Company;

(iv)   except as contemplated by Section 4.4 of this Agreement, seek, alone or in concert with others, to advise, encourage or influence (including with respect to the nomination of nominees) any Person or group with respect to the voting of any Voting Securities (including any “withhold the vote” or similar campaign with respect to the Company or the Board) with respect to the appointment of any Director; or

(v)   take any action that would reasonably be expected to result in the Company having to make a public announcement regarding any of the matters referred to in clauses (i) through (iv) of this Section 4.1, or publicly announce an intention to do, or enter into any arrangement or understanding to do, any of the actions restricted or prohibited under such clauses (i) through (iv) of this Section 4.1.

(b)   For the avoidance of doubt, the restrictions set forth in this Section 4.1 shall not be deemed to restrict (i) any actions taken by the Shareholder Directors solely in their capacity as Directors at any meeting (or action by written consent) of the Board, or any applicable committee of the Board, in a manner permitted by their fiduciary duties as Directors under applicable Law, or (ii) the exercise of the rights attaching to the Shareholder’s Voting Securities in accordance with this Agreement.

[4]	To include all the underlying shareholders of NTDC.

(c)   For the avoidance of doubt, subject to compliance with the Articles of Association and Article V, in no event shall the restrictions set forth herein be deemed to prohibit, restrict or limit hedging transactions by any of the Persons bound by this Section 4.1 intended to protect against economic price risk with respect to the Voting Securities.

(d)   It is understood and agreed that any action that would be prohibited by Section 4.1(a) solely due to the fact that (i) Cristal and (ii) [•]5 are acting as a “group” or otherwise acting in concert shall not be deemed to violate Section 4.1(a); provided that this Section 4.1(d) does not limit in any respect Article V.

(e)   “Standstill Period” shall mean the period beginning on the Closing Date and ending on the earlier to occur of (i) six (6) months after the date the Shareholder no longer has the right to designate a Shareholder Nominee for nomination to the Board pursuant to Section 4.4, and (ii) the third (3rd) anniversary of the Closing Date.

Section 4.2   Termination of the Standstill Restrictions.   The obligations set forth in Section 4.1 shall terminate in the event of (i) the commencement of voluntary or involuntary proceedings (which is not being contested by the Company) to liquidate the Company or any of its material Subsidiaries or the commencement of voluntary or involuntary bankruptcy or insolvency proceedings with respect to the Company or any of its material Subsidiaries or (ii) the adoption of a plan by the Company or any material Subsidiary with respect to any of the foregoing.

Section 4.3   Voting.

(a)   During the term of this Agreement, at any meeting of the Company’s shareholders, however called, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval is sought or obtained by or from the shareholders of the Company, the Shareholder shall (a) cause all of the Voting Securities Beneficially Owned by the Shareholder to be represented at such meeting for purposes of the presence of a quorum and (b) shall vote or cause to be voted, in person or by proxy, all of such Voting Securities as of the applicable record date until the Shareholder no longer has any nomination rights pursuant to Section 4.4, with respect to any proposal or resolution relating to (i) the election or removal of Directors, (ii) compensation of directors, officers or other employees of the Company (including say-on-pay matters and option grants) and (iii) the engagement of accountants, in each case, as recommended by the Board.

(b)   The Shareholder agrees that all of the Voting Securities Beneficially Owned by the Shareholder will be voted as necessary to ensure that at each general meeting at which an election of Directors is held, the number of “Exxaro Directors” (as such term is defined in the separate shareholders’ agreement dated as of [•] 2019 between the Company and Exxaro (the “Exxaro Shareholder Agreement”)) set forth in Section 9(c) of the Exxaro Shareholder Agreement and nominated by Exxaro, become Directors of the Company. The Shareholder also agrees that all of the Voting Securities Beneficially Owned by the Shareholder will be voted as necessary to ensure that (i) no Director elected pursuant to Section 9(b)(ii) of the Exxaro Shareholder Agreement may be removed from office except as provided in the Exxaro Shareholder Agreement; and (ii) any vacancies created by the resignation, removal or death of a Director elected pursuant to Section 9(b)(ii) of the Exxaro Shareholder Agreement shall be filled pursuant to the provisions of Section 9(b)(ii) of the Exxaro Shareholder Agreement. The Shareholder is entering into this voting agreement for Exxaro’s benefit in reliance on, and subject to continuance in full force and effect of, Exxaro’s reciprocal undertaking to the Shareholder under the Exxaro Shareholder Agreement. Nothing in this Section 4.3(b) shall be construed as an admission that the Shareholder, for the purposes of sections 13(d) or 13(g) of the Exchange Act, Beneficially Owns any Voting Securities that may be Beneficially Owned by Exxaro or that the Shareholder has formed a Section 13(d) Group with Exxaro.

Section 4.4   Board of Directors; Committees.

(a)   The Shareholder shall have nomination rights to the Board as follows:

(i)   For so long as the Shareholder Beneficially Owns (A) 24,900,000 or more Voting Securities (which number shall be adjusted to reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities), the Shareholder shall have the right to designate for nomination two (2) members of the Board to be elected by the class vote of the holders of the Ordinary Shares and (B) 12,450,000 or more, but less than 24,900,000, Voting Securities (which numbers shall be adjusted to

[5]	To include all the underlying shareholders of NTDC.

reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities), the Shareholder shall have the right to designate for nomination one (1) member of the Board to be elected by the class vote of the holders of the Ordinary Shares.

(ii)   At least forty (40) Business Days prior to an annual general meeting or any special meeting of shareholders of the Company at which the Directors are to be elected to the Board, the Company shall notify the Shareholder of the date of such proposed meeting. Within ten (10) Business Days of receiving such notification, the Shareholder shall designate for nomination Shareholder Nominee(s) in accordance with Section 4.4(a)(i). Within five (5) Business Days of receiving such designation, the Company shall notify the Shareholder in writing if the Nominating Committee either (A) intends to recommend to the Company’s shareholders the election of such Shareholder Nominees, or (B) does not intend to recommend to the Company’s shareholders the election of such Shareholder Nominees (provided, however, that the Company shall procure that the Nominating Committee shall only fail to recommend to the Company’s shareholders the election of a Shareholder Nominee if (1) such Shareholder Nominee fails to meet any director qualification requirements expressly set forth in the Articles of Association, or (2) such recommendation would otherwise breach the fiduciary duties of the members of the Nominating Committee). If the Nominating Committee does not intend to recommend to the Company’s shareholders the election of any such Shareholder Nominee, the Company shall procure that the Nominating Committee promptly notifies the Shareholder of such intention and provides reasonable justification as to why such Shareholder Nominee will not be recommended to the Company’s shareholders. The Shareholder shall, within five (5) Business Days of being informed of such intention, have the right to designate for nomination alternative Shareholder Nominee(s) (and the Shareholder can provide a list of alternative Shareholder Nominees which are to be considered by the Nominating Committee for recommendation to the Company’s shareholders in descending order of preference) and the Company shall procure that the Nominating Committee considers such alternative Shareholder Nominees. Again, the Company shall procure that the Nominating Committee shall only fail to recommend to the Company’s shareholders the election of an alternative Shareholder Nominee if (1) such alternative Shareholder Nominee fails to meet any director qualification requirements expressly set forth in the Articles of Association, or (2) such recommendation would otherwise breach the fiduciary duties of the members of the Nominating Committee.

(iii)   Without limiting the specificity of Section 4.4(a)(ii), the Company shall use reasonable best efforts to cause the Board to take all action necessary (including, subject to the Board’s fiduciary duties, recommending the election of Shareholder Nominees to the Company’s shareholders) such that, of the number of Directors nominated for election at each annual general meeting or any special meeting of shareholders of the Company at which the Directors are to be elected to the Board, the Shareholder Nominees designated for nomination in accordance with Section 4.4(a)(i) shall be elected as Directors, subject, in each case, to applicable Law.

(iv)   Upon prior reasonable written notice by the Company to the Shareholder, the Shareholder shall supply to the Company by the time such information is reasonably requested by the Board, the following information insofar as it relates to a Shareholder Nominee: (A) all such information and materials as the Company reasonably requests from other members of the Board as is required to be disclosed in proxy circulars under applicable Law or as is otherwise reasonably requested by the Company from time- to-time from members of the Board in connection with the Company’s legal, regulatory, auditor or stock exchange requirements (including, if applicable, any Directors’ questionnaire or similar document); and (B) an executed consent to serve as a Director if so elected from each of the Shareholder Nominees to be named as a nominee in any proxy circular or similar materials for any annual meeting or special meeting of shareholders of the Company (collectively, the “Nomination Documents”).

(v)   If any Shareholder Director resigns from the Board or is rendered unable to, or refuses to, or for any other reason ceases, to serve on the Board, the Shareholder shall be entitled to designate a replacement (a “Replacement”), and, subject to Section 4.4(b), the Company will use its reasonable best efforts to promptly appoint such Replacement as a replacement Shareholder Director to fill the resulting vacancy. If, despite using its reasonable best efforts to promptly appoint such Replacement, the Company is unable to promptly appoint such Replacement, the Shareholder shall be entitled to designate an alternative Replacement and the provisions of this Section 4.4(a)(v) shall apply mutatis mutandis to such alternative

Replacement. Any such Replacement elected to the Board shall be deemed to be a Shareholder Director for all purposes under this Agreement, and prior to his or her appointment to the Board, shall be required to provide to the Company the Nomination Documents as set forth in Section 4.4(a)(iv).

(b)   Upon the first date that the Shareholder Beneficially Owns (i) less than 24,900,000 Voting Securities (which number shall be adjusted to reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities), the Shareholder shall promptly cause one (1) Shareholder Director designated by the Shareholder to tender his or her immediate resignation from the Board, and (ii) less than 12,450,000 Voting Securities (which number shall be adjusted to reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities), the Shareholder shall promptly following such time (the “Cut-off Time”) cause any Shareholder Director designated by the Shareholder to tender his or her immediate resignation from the Board. Subject to Section 4.4(a)(i), the resignation of a Shareholder Director does not prevent such person from being eligible for election or appointment as a Director in the future.

(c)   For so long as such membership is permitted by all applicable Law and stock exchange listing requirements (as determined in good faith by the Board), the Board will cause the number of Shareholder Directors, if any, to serve as members of the various standing committees of the Board (other than the Nominating Committee but including, for the avoidance of doubt, the Corporate Governance Committee) proportional to their representation on the Board, rounded down to the larger of the nearest whole number and one.

(d)   At all times from the date of this Agreement through the termination of their service as a member of the Board, each of the Shareholder Directors shall comply with the qualification requirements applicable to all directors expressly set forth under the Articles of Association, and all policies, procedures, processes, codes, rules, standards and guidelines applicable to all Board members, including the Company’s code of business conduct and ethics, securities trading policies, Directors’ confidentiality policy, and corporate governance guidelines, and preserve the confidentiality of Company business and information, including discussions of matters considered in meetings of the Board or Board committees. Notwithstanding anything to the contrary in the foregoing, each Shareholder Director is authorized to disclose confidential information on a strictly confidential basis to any director, officer or employee of the Shareholder that appointed him or any director, officer or management-level employee of such Shareholder’s Affiliates to the extent necessary for the purposes of monitoring and evaluating such Shareholder’s participation with the Company.

ARTICLE V
TRANSFER RESTRICTIONS

Section 5.1   Transfer Restrictions.   Except as expressly provided in this Article V, or in accordance with a written consent granted by a committee of the Board consisting solely of Independent Directors (the “Committee”), for the period beginning on the Closing Date and ending on the later of (x) two years after the Closing Date or (y) October 1, 2020 (the “Transfer Prohibition Period”), the Co-op shall not Transfer or cause the Transfer of any of the Voting Securities Beneficially Owned by it, other than, following the later of (i) the date that is eighteen (18) months after the Closing Date (the “Termination Date”) and (ii) the date on which all claims for indemnification under Section 9.01(a) of the Transaction Agreement asserted in writing by the Company prior to the Termination Date have been finally resolved, to a Permitted Transferee; provided, however, that no such transfer to a Permitted Transferee shall be permitted during the Transfer Prohibition Period if such transfer will result in an “owner shift” under Section 382(g)(2) of the Code with respect to the Company; provided further that except with the express permission of the Company (and following not less than two Business Days’ prior notice thereof provided to the Company), no Transfer by the Co-op or any Permitted Transferee thereof occurring at any time on or before December 31, 2022 shall be permitted if, as a result of such Transfer, the percentage of shares of the Company owned by one or more “5-percent shareholders” (as defined in U.S. Treasury Regulations section 1.382-2T(g)) of the Company would increase by more than forty-five (45) percentage points over the lowest percentage of stock of the Company owned by such shareholders at any time during the three-year period ending on the date of such Transfer (as determined in accordance with the principles of Section 382 of the Code and the U.S. Treasury Regulations promulgated thereunder). Any Transfer or attempted Transfer of Voting Securities in violation of this Section 5.1 shall, to the fullest extent permitted by Law, be null and void ab initio, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of the Company.

Section 5.2   Waiver of Transfer Restrictions.

(a)   Notwithstanding the restriction in Section 5.1, during the Transfer Prohibition Period, (i) in accordance with Rule 144 under the Securities Act (or any similar rule then in force) (“Rule 144”), including the volume and manner of sale restrictions of Rule 144, or (ii) under the Initial Registration Statement, the Shareholder may, directly or indirectly, sell or transfer in accordance with all applicable Laws, up to an aggregate of [insert number of shares equal to [4]% of the total number of outstanding Voting Securities immediately after the Closing] Voting Securities, as adjusted for any stock split, reverse stock split or similar transaction (the “Waived Transfer Amount”); provided, however, that promptly following any sale or transfer pursuant to this Section 5.2(a) that is included in the Waived Transfer Amount the Shareholder shall provide to the Company a written notice stating (x) the quantum of Voting Securities subject to such sale or transfer, and (y) the portion of the Waived Transfer Amount allocated to such sale or transfer; provided, further, that the sale or transfer of such Waived Transfer Amount shall not be reasonably expected, based on the advice of an internationally recognized investment bank selected by the Shareholder and approved by the Company (such approval not to be unreasonably withheld), to materially and adversely affect the trading of the Voting Securities of the Company on the NYSE.

(b)   The Company shall file with the SEC reasonably promptly following the Effective Date and in any event within sixty (60) days of the Effective Date, a Short Form Registration statement covering the resale of a number of Registrable Securities up to the Waived Transfer Amount (the “Initial Registration Statement”) and shall use its reasonable best efforts to cause such Initial Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof, and in any event within one-hundred twenty (120) days after the Effective Date. The Company shall also use its reasonable best efforts to keep such Initial Registration Statement continually effective until all of the Registrable Securities covered by such Initial Registration Statement cease to constitute Registrable Securities. Notwithstanding the foregoing, the Company shall be entitled to postpone the filing of the Initial Registration Statement or the using of its reasonable best efforts to cause the Initial Registration Statement to be declared effective to the same extent that it is entitled to prohibit sales of Registrable Securities under an effective Registration Statement pursuant to Section 6.1(d) below. The Company shall be liable for and pay all Registration Expenses in connection with the Initial Registration Statement, regardless of whether such registration is effected. The provisions of Section 6.3 shall apply mutatis mutandis to the registration of Registrable Securities pursuant to this Section 5.2(b).

(c)   Notwithstanding the restrictions set forth in Sections 5.1 and 5.2(a), beginning on the day following the expiry of the Transfer Prohibition Period, the Shareholder may, subject to Section 5.3, directly or indirectly Transfer any of the Voting Securities held directly or indirectly by it, and Sections 5.1 and 5.2(a) of this Agreement shall be of no further effect.

(d)   The restrictions and limitations on Transfers contained in this Article V shall not apply to acceptance of any takeover offer for all the Voting Securities in the Company where the Shareholder is not a participant in or a member of the offeror’s group.

Section 5.3   Additional Transfer Restrictions.   In addition to the restrictions set forth in Sections 5.1 and 5.2(a), so long as this Agreement has not terminated pursuant to Section 9.1, the Shareholder shall not, other than in connection with a registered public offering, including any underwritten offering or a Change of Control transaction, knowingly Transfer or cause the Transfer of Voting Securities (a) to a Person or group, other than to any Permitted Transferee, who, after such acquisition, would, together with its Affiliates, Beneficially Own in excess of 5% of the outstanding Voting Securities; or (b) on any given day (other than to any Permitted Transferee) in an amount greater than 10% of the average daily trading volume of the Voting Securities for the twenty (20)-day period immediately preceding the date of such Transfer.

Section 5.4   Legend.

(a)   All certificates or other instruments representing the Voting Securities owned by the Shareholder will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY

NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER, OWNERSHIP AND OTHER RESTRICTIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT, DATED [•], 2019, BY AND BETWEEN TRONOX HOLDINGS PLC, CRISTAL INORGANIC CHEMICALS NETHERLANDS COÖPERATIEF W.A., AND, IF APPLICABLE, THE OTHER PARTIES THERETO, AS IT MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE WITH AND AVAILABLE FROM THE SECRETARY OF THE COMPANY, WITHOUT COST.

(b)   Within one (1) Business Day after receipt by the Company of a demand by the Shareholder, the Company agrees, in connection with any Transfer of Voting Securities in compliance with applicable Law and as permitted by this Agreement, to remove the aforementioned legend from any certificate or other instrument representing such Voting Securities.

ARTICLE VI
REGISTRATION RIGHTS

Section 6.1   Demand Registrations.

(a)   Requests for Registration.   At any time following the expiration of the Transfer Prohibition Period, the Shareholder may request in writing that the Company effect the registration under the Securities Act of all or any part of the Registrable Securities Beneficially Owned by the Shareholder (a “Registration Request”). Promptly after its receipt of any Registration Request, the Company will use its commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities (as defined below) that have been requested to be registered in the Registration Request. Any registration requested by the Shareholder pursuant to Section 6.1(a) or 6.1(c) is referred to in this Agreement as a “Demand Registration.” As used herein, the term “Registrable Securities” shall mean (i) Ordinary Shares; (ii) any other shares or securities that the Shareholder may be entitled to receive, or will have received, pursuant to the Shareholder’s ownership of the Ordinary Shares, in lieu of or in addition to the Ordinary Shares; and (iii) any shares or securities issued or issuable directly or indirectly with respect to the shares referred to in the foregoing clauses (i) and (ii) by way of conversion or exchange thereof or share distribution or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, in each case Beneficially Owned by the Shareholder. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (A) they have been effectively registered for sale under the Securities Act pursuant to a Registration Statement (as defined below) and disposed of in accordance with the Registration Statement; (B) they have been sold to the public pursuant to Rule 144 or other exemption from registration under the Securities Act; (C) they have been bought back and cancelled by the Company; or (D) when all remaining Registrable Securities can be sold pursuant to Rule 144 without limitation.

(b)   Limitation on Demand Registrations.   At any time following the expiration of the Transfer Prohibition Period, the Shareholder will be entitled to initiate no more than three (3) Demand Registrations (including Short-Form Registrations permitted pursuant to Section 6.1(c)). No request for registration will count for the purposes of the limitations in this Section 6.1(b) if (i) the Shareholder determines in good faith to withdraw the proposed registration prior to the effectiveness of the prospectus and other documents filed with the SEC to effect a registration under the Securities Act (“Registration Statement”) relating to such request due to marketing conditions (but only if the Shareholder reimburses the Company for all fees with respect thereto) or regulatory reasons relating to the Company, (ii) the Registration Statement relating to such request is not declared effective within one hundred eighty (180) days of the date such Registration Statement is first filed with the SEC (other than solely by reason of matters relating to the Shareholder) and the Shareholder withdraws its Registration Request prior to such Registration Statement being declared effective, (iii) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity for any reason and the Company fails to have such stop order, injunction or other order of requirement removed, withdrawn or resolved to the Shareholder’s reasonable satisfaction within thirty (30) days of the date of such order or injunction, (iv) more than 10% of the Registrable Securities requested by the Shareholder to be included in the registration are not so included pursuant to Section 6.1(d), (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Shareholder), or (vi) more than 10% of the Registrable Securities requested by the Shareholder to be included in the registration cannot be sold due to the restrictions on Transfer contained in Article V.

(c)   Short-Form Registrations.   Following the expiration of the Transfer Prohibition Period, the Company will, if requested by the Shareholder and the use of such form is then available to the Company, use its commercially reasonable efforts to file a registration statement with the SEC on Form S-3 (including any successor form thereto, “Short Form Registration”) providing for the registration of, and the sale on a continuous or delayed basis of the Registrable Securities, pursuant to Rule 415 under the Securities Act. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration.

(d)   Restrictions on Demand Registrations.   If the filing, initial effectiveness or continued use of a Registration Statement, including a Short Form Registration, with respect to a Demand Registration would (i) require the Company to make a public disclosure of material non- public information, which disclosure in the good faith judgment of the Company (A) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (B) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (C) would in the good faith judgment of the Company reasonably be expected to have a material and adverse effect on the Company or its business if made at such time, or (ii) would in the good faith judgment of the Board reasonably be expected to have an adverse effect on the Company or its business or on the Company’s ability to effect a planned or proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may upon giving prompt written notice of such action to the participants in such registration (each of whom hereby agrees to maintain the confidentiality of all information disclosed to such participants) delay the filing or initial effectiveness of, or suspend use of, such Registration Statement, provided, however, that the Company shall not be permitted to do so (x) more than two (2) times during any twelve (12)-month period or (y) for periods exceeding, in the aggregate, one hundred (100) days during any twelve (12)-month period. In the event the Company exercises its rights under the preceding sentence, the Shareholder agrees to suspend, promptly upon its receipt of the notice referred to above, its use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Shareholder will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 6.1(b) and the Company shall, for the avoidance of doubt, pay all Registration Expenses in connection with such registration.

(e)   Selection of Underwriters. If the Shareholder intends that the Registrable Securities covered by its Registration Request shall be distributed by means of an underwritten offering, the Shareholder will so advise the Company as a part of the Registration Request. In such event, the lead underwriter to administer the offering will be an Approved Bank chosen by the Shareholder.

(f)   Priority on Demand Registrations.   If a Demand Registration involves an underwritten offering and the managing underwriter advises the Company that in its reasonable opinion the number of Registrable Securities (and any other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such underwriter can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, Registrable Securities of the Shareholder and (ii) second, any other securities of the Company that have been requested to be so included.

Section 6.2   Piggyback Registrations.

(a)   Right to Piggyback.   At any time following the Transfer Prohibition Period, and subject to the restrictions and limitations on transfers contained in Article V, whenever the Company proposes to register any of its securities (other than a registration statement to be filed on Form S-8 or Form S-4 or any similar form from time to time or registration of shares, securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, lenders or vendors of the Company or in connection with dividend reinvestment plans, each a “Special Registration”) and other than a registration pursuant to Section 6.1, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice (and in any event no later than fifteen (15) Business Days prior to the filing of a Registration Statement with respect to such registration) to the Shareholder of its intention to effect such a registration and, subject to Section 6.2(c), will include in such registration all Registrable Securities of the Shareholder with respect to which the Company has received a written request from the Shareholder for inclusion therein within five (5) Business Days after the date of the Company’s notice (a “Piggyback Registration”). Notwithstanding anything herein to the contrary, the Company may terminate or withdraw any registration under this Section 6.2 prior to the effectiveness of such registration, whether or not the Shareholder has elected to include its Registrable Securities in such registration, and the Company will have no liability to the Shareholder in connection with such termination or withdrawal. For the avoidance of doubt, a Piggyback Registration shall not be considered a Demand Registration for the purposes of the limitations set forth in Section 6.1(b).

(b)   Underwritten Registration.   If the registration referred to in Section 6.2(a) is proposed to be underwritten, the Company will so advise the Shareholder as a part of the written notice given pursuant to Section 6.2(a). In such event, the right of the Shareholder to registration pursuant to this Section 6.2 will be conditioned upon the Shareholder’s (together with the Company’s) entry into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If the registration referred to in Section 6.2(a) is proposed to be underwritten and is initiated as a primary offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(c)   Priority on Primary Registrations.   If a Piggyback Registration relates to an underwritten offering, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, and (ii) second, other securities of the Company that have been requested to be so included pro rata on the basis of the number of securities requested to be registered by the Shareholder or any other holder of securities.

Section 6.3   Registration Procedures.   Subject to Section 6.1(d), whenever the Shareholder requests that any Registrable Securities be registered pursuant to Sections 6.1 or 6.2 of this Agreement, the Company will use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities under the Securities Act as soon as reasonably practicable in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall use its commercially reasonable efforts to:

(a)   prepare and file within sixty (60) days of a request, with the SEC, a Registration Statement with respect to such Registrable Securities, cooperate in all required filings with the Financial Industry Regulatory Authority, Inc. and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable; provided, however, that before filing a Registration Statement or any amendments or supplements thereto, the Company will, in the case of a Demand Registration, furnish to counsel to the Shareholder copies of all such documents proposed to be filed, which documents will be subject to review and comment by such counsel, and the Company will make such reasonable changes to the Registration Statement or any amendments or supplements thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by the Shareholder subject to the Company’s obligations with respect to such Registration Statement;

(b)   prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (i) not less than (A) three (3) months, (B) if such Registration Statement relates to an underwritten offering, such longer period as a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (C) one (1) year in the case of shelf registration statements (or in each case such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)   furnish to the Shareholder such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (which for purposes of this Agreement shall also include any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as the Shareholder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by the Shareholder;

(d)   register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests and do any and all other acts and things that may be reasonably necessary to enable the Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Shareholder (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)   notify the Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as soon as reasonably practicable, prepare and furnish to the Shareholder a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)   notify the Shareholder (i) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes;

(g)   cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)   provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(i)   enter into such customary agreements (including underwriting agreements and lock-up agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as the Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making members of senior management of the Company available to participate in “road show” and other customary marketing activities to the extent not unreasonably interfering with the business of the Company);

(j)   make available for inspection by the Shareholder and counsel to the Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Shareholder or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Shareholder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that it shall be a condition to such inspection and receipt of such information that the inspecting person (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) agree to minimize the disruption to the Company’s business in connection with the foregoing;

(k)   in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to promptly obtain the withdrawal of such order;

(l)   obtain one or more comfort letters, addressed to the underwriters, if any, dated the effective date of such Registration Statement and the date of the closing under the underwriting agreement for such offering, signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as such underwriters shall reasonably request; and

(m)   provide customary legal opinions of the Company’s counsel, addressed to the underwriters, if any, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto as the underwriter shall reasonably request in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

Section 6.4   Furnishing of Information.   As a condition to registering Registrable Securities of the Shareholder, the Company may require the Shareholder to furnish the Company with such information regarding the Shareholder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

Section 6.5   Registration Expenses.   Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company and other persons retained by the Company (collectively, “Registration Expenses”), will be borne by the Company. All underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities of the Shareholder or its Affiliates hereunder and any other expenses required by Law to be paid by the Shareholder will be borne by the Shareholder.

Section 6.6   Holdback.   In consideration for the Company agreeing to its obligations under this Agreement, the Shareholder agrees in connection with any registration of Voting Securities (whether or not the Shareholder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of Voting Securities, not to effect (other than pursuant to such registration) any public sale or distribution or other Transfer of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period (as defined below). For purposes of this Agreement, “Holdback Period” means, with respect to any registered offering covered by this Agreement, (i) one hundred eighty (180) days, subject to customary “booster shot” provisions, after and during the ten (10) days before, the effective date of the related Registration Statement or, in the case of a takedown from a shelf registration statement, ninety (90) days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed ten days) as the Company has given reasonable written notice to the Shareholder or (ii) such shorter period as the Company, the Shareholder and the underwriter of such offering, if any, shall agree.

Section 6.7   Registration in Foreign Jurisdictions.   If the Company does not list its Voting Securities in the United States and instead lists its Voting Securities in a jurisdiction other than the United States, then the Company and the Shareholder shall negotiate in good faith to enter into such amendments to this Agreement as are necessary to ensure that the Shareholder retains registration rights substantially similar to those granted under this Agreement, as and to the extent permissible under the Laws of such other jurisdiction.

Section 6.8   Rule 144 Reporting.   With a view to making available to the Shareholder the benefits of certain SEC rules and regulations that may permit the sale of the Registrable Securities to the public without registration after such time as a public market exists for the Registrable Securities, the Company agrees to use its reasonable best efforts to take the following actions:

(a)   make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date that the Company becomes subject to the reporting requirements of the Securities Act and the Exchange Act;

(b)   file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)   furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and such other reports and documents as the Shareholder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

ARTICLE VII
INDEMNIFICATION & CONTRIBUTION

Section 7.1   Indemnification; Contribution.

(a)   The Company shall, and it hereby agrees to, indemnify and hold harmless each Shareholder and its controlled Affiliates and their respective directors, officers, members, employees, managers, partners, accountants, attorneys and agents and each Person who controls (within the meaning of the Securities Act and the Exchange Act) such Persons, in any offering or sale of the Registrable Securities, from and against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel) (collectively, “Claims”) to which each such indemnified Person may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Company as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon (i) an untrue or alleged untrue statement of a material fact in any registration statement used to register Registrable Securities pursuant to this Agreement or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any untrue or alleged untrue statement of a material fact in any prospectus or preliminary prospectus used to register Registrable Securities pursuant to this Agreement or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse periodically (but, in any event, within one month of such expenses being incurred) the indemnified Persons for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such Person in any such case only to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, made in reliance upon and in conformity with written information furnished to the Company by the Shareholder or its Affiliates expressly for use therein. The Shareholder shall, and hereby agrees, to (A) indemnify and hold harmless the Company, its directors, officers, employees and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons, if any, in any offering or sale of Registrable Securities, against any Claims to which each such indemnified Person may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon (1) any untrue or alleged untrue statement of a material fact in any registration statement used to register Registrable Securities pursuant to this Agreement or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) any untrue or alleged untrue statement of a material fact in any prospectus or preliminary prospectus used to register Registrable Securities pursuant to this Agreement or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Shareholder expressly for use therein, and (B) reimburse the Company for any documented legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim. Notwithstanding the foregoing, the Shareholder shall not be liable under this Section 7.1(a) for amounts in excess of the proceeds (net of underwriting discounts and commissions) received by such Shareholder in the offering giving rise to such liability.

(b)   Promptly after receipt by an indemnified Person under Section 7.1(a) of written notice of the commencement of any action or proceeding for which indemnification under Section 7.1(a) may be requested, such indemnified Person shall notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified Person in respect of such action or proceeding hereunder except to the extent the indemnifying party was materially prejudiced by such failure of the indemnified Person to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified Person. In case any such action or proceeding shall be brought against any indemnified Person, the indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified Person, and, after written notice from the indemnifying party to such indemnified Person of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified Person for any legal or any other expenses subsequently incurred by such indemnified Person in connection with the defense thereof other than reasonable and documented out-of-pocket costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving written notice from such indemnified Person that the indemnified Person believes it has failed to do so; (ii) if such indemnified Person who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded (upon advice of competent counsel) that there may be one or more legal or equitable defenses available to such indemnified Person which are not available to the indemnifying party; (iii) if representation of both parties by the same counsel is otherwise inappropriate (in the reasonable opinion of the indemnified Person’s counsel) under applicable standards of professional conduct, or (iv) such action or proceeding seeks an injunction or equitable relief against an indemnified Person or involves actual or alleged criminal activity, then, in any such case, the indemnified Person shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified Persons in each jurisdiction) and the indemnifying party shall be liable for any reasonable and documented out-of-pocket expenses therefor (including, without limitation, any such reasonable counsel’s fees). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified Person with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the prior written consent of the indemnified Person, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 7.1(a) or Section 7.1(b) (whether or not the indemnified Person is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional release of the indemnified Person from all liability in respect of such claim or litigation, does not subject the indemnified Person to any obligations, injunctive relief or other equitable remedy and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified Person.

(c)   The Shareholder and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 7.1(a) hereof are unavailable to or are insufficient to hold harmless an indemnified Person in respect of any Claims referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified Person as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified Person, on the other hand, with respect to statements or omissions that resulted in such Claims. The relative fault of such indemnifying party and indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If, however, the allocation in the second preceding sentence is not permitted by applicable Law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified Person in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified Person, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.1(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 7.1(c). The amount paid or payable by an indemnified Person as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 7.1(b) hereof) any documented and out-of-pocket legal or other fees or expenses reasonably incurred by such indemnified Person in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the Shareholder shall not be required to make a contribution in excess of the proceeds (net of underwriting discounts and commissions) received by such Person from the sale of its Registrable Securities in connection with the offering that gave rise to the contribution obligation.

ARTICLE VIII
OTHER RIGHTS AND OBLIGATIONS

Section 8.1   Access to Information.

(a)   Subject to the requirements of applicable Law, the Shareholder shall, and shall cause its representatives and the Shareholder Directors to, and shall instruct any Person who holds Ordinary Shares on its behalf to and shall seek reasonable assurances from such Person that they shall, keep confidential all information and documents of the Company and its Affiliates obtained by a Shareholder Director in such Shareholder Director’s capacity as a Director unless such information (1) is or becomes publicly available other than as a result of a breach of this Section 8.1(a) by the Shareholder, including by way of actions taken by its representatives or a Shareholder Director; (2) was within the possession of the Shareholder or a Shareholder Director prior to it being furnished such information by or on behalf of the Company on a non-confidential basis; provided, that the source of such information was not known by the Shareholder, its representatives or a Shareholder Director after due inquiry to be bound by a confidentiality agreement with, or other contractual, fiduciary or legal obligation of confidentiality to, the Company with respect to such information; or (3) is or becomes available to the Shareholder or a Shareholder Director on a non-confidential basis from a source other than the Company or any of its representatives; provided, that such source was not known to the Shareholder or a Shareholder Director after due inquiry to be bound by a confidentiality agreement with, or other contractual, fiduciary or legal obligation of confidentiality to, the Company with respect to such information. Nothing in this Section 8.1(a) shall prevent the Shareholder Directors, subject to compliance with applicable fiduciary duties, from sharing information with the Shareholder, which information will continue to be covered by the confidentiality provisions of this Section 8.1(a).

(b)   The Shareholder may, at its expense on a business day during normal business hours, with reasonable prior notice to the Company’s management, visit and inspect the Company’s and its Subsidiaries’ properties, examine its books of account and records, and discuss with members of management such company’s affairs, finances, and accounts. The Company shall provide to the Shareholder copies of the Monthly Accounts within 30 days following the end of each calendar month, and within 45 days following the end of each fiscal half-year and within 45 days following the end of each fiscal year, such other financial information about the Company’s operations as is necessary to permit the Shareholder to prepare the financial disclosures required to satisfy the Shareholder’s disclosure obligations. For purposes of this Section 8.1(b), “Monthly Accounts” means, to the extent prepared in the ordinary course of business, the Company’s unaudited, consolidated financial statements, including the balance sheets and statements of income and cash flows, for the relevant monthly period, prepared in accordance with US GAAP (or in accordance with such other accounting standards as apply to the Company from time to time), separately identifying inter-company and related party transactions but not including footnotes.

(c)   The Shareholder hereby acknowledges that as a result of its receipt of information regarding the Company and its Affiliates it may be, or be treated as being, in possession of material non-public information (which for the purposes of this Section 8.1(c) includes information which could reasonably be expected to have a material effect on the price or value of a company’s securities) and it is aware of and agrees to comply with (and it will procure that its Affiliates and representatives comply with) securities laws in the United Kingdom and the United States in relation to that material non-public information. In addition, the Shareholder acknowledges that other foreign securities laws may prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

Section 8.2   Pre-emptive Rights.

(a)   During the period beginning on the Closing Date and ending on the date on which the Shareholder Beneficially Owns less than 11,743,750 Voting Securities (which number shall be adjusted to reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities), if the Company issues any additional Voting Securities (an “Additional Issuance”), except for issuances pursuant to (i) any option to acquire Voting Securities, warrant, convertible security or other right to purchase shares of the Company existing at the date of the Transaction Agreement, (ii) any benefit plan or other employee or director plan or arrangement or any awards granted thereunder, (iii) an employee share ownership or purchase plan, or (iv) any share split, share distribution or similar distribution made available to holders of Voting Securities generally (including the Shareholder) (each a “Permitted Issuance”), then during the 30-day period following the date on which the Company has given the Shareholder written notice of the occurrence of the Additional Issuance, the Shareholder, or any Person who holds Ordinary Shares on its behalf where acting upon the written instructions of the Shareholder, shall be entitled to subscribe for (and the Company must, subject to the Companies Act, issue), at the then Current Market Price (as defined below) of Ordinary Shares, up to that number of Ordinary Shares obtained by calculating, on the third Business Day prior to the closing date of such issue, (1) the product of (A) the quotient of (x) the number of Ordinary Shares owned by the Shareholder immediately prior to the Additional Issuance divided by (y) the aggregate number of Voting Securities immediately prior to the Additional Issuance and (B) the aggregate number of Voting Securities being issued by the Company in the Additional Issuance and (2) subtracting from such product the number of Ordinary Shares, if any, issued to, or purchased by, the Shareholder in such Additional Issuance and the number of Voting Securities otherwise acquired by or on behalf of the Shareholder during the period beginning on the date of the Additional Issuance until the third Business Day prior to the closing date of such issue.

(b)   For purposes hereof, the “Current Market Price” on the date of the calculation thereof shall be deemed to be the arithmetic average of the volume weighted average price per Ordinary Share for each of the 30 consecutive Trading Days immediately prior to such date (x) if the Ordinary Shares are not listed or admitted for trading on any national, international or foreign securities exchange but trades in the Ordinary Shares are otherwise quoted or reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, as reported by Bloomberg (or in the event such price is not so reported for any such Trading Day for any reason or is manifestly erroneous, as reasonably determined by an Approved Bank), or (y) if the Ordinary Shares are listed or admitted for trading on any national, international or foreign securities exchange, as reported by such exchange (provided, that if the Ordinary Shares are listed on more than one national, international or foreign securities exchange, then the national, international or foreign securities exchange with the highest average trading volume for the Ordinary Shares during the 30 Trading Day period shall be used for such purpose; provided, further, that in the event such price is not so reported for any such Trading Day for any reason or is manifestly erroneous, as reasonably determined by an Approved Bank); provided, however, that in the event that the Current Market Price per share of the applicable Voting Securities is determined during a period following the announcement by the Company of (A) a dividend or distribution on such Voting Securities payable in such Voting Securities or securities convertible into such Voting Securities, or (B) any conversion, subdivision, combination, consolidation, reverse share split or reclassification of such Voting Securities, and the ex-dividend date for such dividend or distribution, or the record date for such conversion, subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite 30 Trading Day period, then the Current Market Price shall be properly adjusted to take into account ex-dividend trading.

(c)   If the Ordinary Shares are not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by an Approved Bank (as defined below), whose determination shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which the OTCBB is open for the transaction of business or, if the Ordinary Shares are listed or admitted to trading on the applicable national, international or foreign securities exchange, a day on which such national, international or foreign securities exchange is open for transaction of business. For the purposes of this Section 8.2 only, the term “Approved Bank” shall mean the highest-ranking investment bank (other than the first-ranked investment bank) as determined by reference to the Thomson Reuters League Tables (or successor thereto) for worldwide mergers and acquisitions for the most recently completed calendar year that is willing to perform such determination and has not otherwise worked on a material mandate for either the Company or the Shareholder during the preceding twelve-month period.

Section 8.3   Restrictive Covenants.

(a)   For the period commencing on the Closing Date and expiring on the second anniversary thereof, none of [•]6 shall, and such Persons shall cause their respective Affiliates not to, directly or indirectly, own, manage, operate or otherwise participate or engage in the Business (as defined in the Transaction Agreement) anywhere in the world (a “Competing Business”): provided that, this Section 8.3 shall not prohibit any Person or any of its Affiliates, directly or indirectly, from:

(i)   having Beneficial Ownership of (A) any Voting Securities or (B) up to and including 4.9% of any class of outstanding securities of any other Person; provided that if the Beneficial Ownership by such Person or any of its Affiliates of the securities of any other Person exceeds 4.9% of any class of outstanding securities of such Person as a result of a combination of shares, recapitalization, consolidation or other reorganization of such Person, there shall not be deemed to be a breach of this Section 8.3(a)(i) if such first Person or its applicable Affiliate divests or causes the divestiture of an amount of the securities of such second Person necessary for such first Person or its applicable Affiliate to Beneficially Own 4.9% or less of the applicable class of outstanding securities of such second Person within twelve months after the date of such combination of shares, recapitalization, consolidation or other reorganization;

(ii)   conducting the Other Cristal Businesses (as defined in the Transaction Agreement); or

(iii)   acquiring any Persons or businesses (an “Acquired Business”) that include a Competing Business (an “Acquired Competing Business”) and carrying on the Acquired Competing Business if such Acquired Competing Business comprises less than the greater of (A) 20% of the revenues of the Acquired Business (measured as of the completed calendar year preceding the year in which the acquisition of the Acquired Business is completed), but not more than $200,000,000 of the aggregate revenues of the Acquired Business in such calendar year (measured using the Exchange Rate (as defined in the Transaction Agreement) as of the last Business Day of such calendar year) and (B) $50,000,000 of the revenues of such Acquired Business (measured as of the completed calendar year preceding the year in which the acquisition of the Acquired Business is completed and using the Exchange Rate as of the last Business Day of such preceding calendar year); provided, that if neither clause (A) nor (B) applies, such Person or its Affiliates may consummate the acquisition of such Acquired Business, provided further that such Person or its applicable Affiliates shall enter into a definitive agreement to divest such Acquired Competing Business within six months following the date on which such Acquired Business was acquired. If the divestiture of an Acquired Competing Business is required pursuant to this Section 8.3(a)(iii), such Person shall provide notice to the Company, and such Person shall not, and shall not permit or cause any of its Affiliates to, enter into any definitive agreement regarding such divestiture without first commencing and conducting in good faith for not less than 20 Business Days negotiations with the Company regarding a potential acquisition by the Company or its Affiliates of such Acquired Competing Business.

(b)   For the period commencing on the Closing Date and expiring on the second anniversary thereof, none of [•]7 shall, and such Persons shall cause their respective Affiliates not to, directly or indirectly (including through representatives), solicit, influence, entice or encourage any Transferred Employee (as defined in the Transaction Agreement) to cease his or her employment with the Company or its Affiliates, as applicable,

[6]	To include majority of the underlying shareholders of NTDC.
[7]	To include majority of the underlying shareholders of NTDC.

without the prior written consent of the Company; provided that the foregoing will not be deemed to prohibit any Person or its Affiliates from engaging in general media advertising or general employment solicitation that may be targeted to a particular geographic or technical area but that is not targeted towards Transferred Employees.

(c)   The parties hereto acknowledge that (i) the restrictive provisions of this Section 8.3 are a material inducement for the Company to enter into this Agreement, (ii) the Company would not enter into this Agreement without such restrictive provisions and (iii) such restrictive provisions are reasonable and necessary and that the Company will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, each of the parties hereto agrees that, in addition to any other relief or remedies available to the Company, the Company shall be entitled to seek and obtain an appropriate injunction or other equitable remedy from a court for the purposes of restraining a party hereto from any actual or threatened breach of such covenants, and no bond or security will be required in connection therewith. It is the desire of the parties hereto that the restrictive provisions of this Section 8.3 be enforced to the fullest extent permissible under any applicable Law and public policies applied in each jurisdiction in which enforcement is sought. If a court declares that any term or provision of Section 8.3 is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to (and the parties hereto shall request such court to) reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or enforceable term or provision with a term or provision that is valid and enforceable and that comes closes to expressing the intention of the invalid or unenforceable term or provision, and Section 8.3 shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

Section 8.4   Matching Rights.   If any other Person (the “Other Investor”) who is or becomes a holder of Voting Securities was or is granted rights by the Company as a shareholder of the Company (solely in such capacity) that are (i) within the express scope of the rights granted to the Shareholder pursuant to this Agreement and (ii) more favorable to such shareholder than the rights granted to the Shareholder pursuant to this Agreement, the Company shall, if the Other Investor owns or comes to own fewer Voting Securities than the Shareholder, promptly cause this Agreement to be amended to cause the same rights to be provided to the Shareholder. In determining whether an Other Investor is granted rights more favorable than the rights granted to the Shareholder under this Agreement, no account shall be taken of any restrictions or obligations to which the Shareholder is subject under this Agreement or to which such Other Investor agrees.

Section 8.5   Tax Cooperation.   During the period beginning on the date hereof and ending on the fourth (4th) anniversary of the date of the Original Shareholder Agreement, the Company shall act in accordance with Exhibit A.

ARTICLE IX
TERM

Section 9.1   Term.   This Agreement will be effective as of the date hereof and, except as otherwise set forth herein, will continue in effect thereafter until the earliest of (a) the date on which the Shareholder no longer Beneficially Owns at least 7,829,167 Voting Securities (which number shall be adjusted to reflect any consolidation, sub-division, conversion or similar event affecting the Voting Securities) or (b) its termination by the consent of all parties hereto or their respective successors-in-interest. Notwithstanding any termination or expiration of this Agreement, the provisions set forth in Article VII (Indemnification & Contribution), Article X (Miscellaneous) and in this Article IX (Term) shall survive such termination, and the provisions set forth in Article VI (Registration Rights) shall survive such termination until the first date on which there are no Registrable Securities outstanding.

ARTICLE X
MISCELLANEOUS

Section 10.1   Injunctive Relief.   Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

Section 10.2   Persons to Comply with this Agreement.   Cristal, the Shareholder and [•]8 confirm that, where from time to time any other Person holds legal title to Voting Securities Beneficially Owned by the Shareholder, it shall be on the basis that the Person is contractually obliged to comply with their instructions in relation to such Voting Securities and that they shall, if necessary, promptly enforce their right to instruct the Person in order to ensure that their obligations under this Agreement are duly complied with and that the Person does not act in any way that would amount to a contravention of such obligations.

Section 10.3   Termination of Original Shareholder Agreement.   Each of the parties, with effect from the Effective Date:

(a)   irrevocably and unconditionally release each of the other parties to this Agreement from (and waive all rights in respect of) further performance of any and all obligations under the Original Shareholder Agreement; and

(b)   irrevocably and unconditionally agree without limiting the generality of paragraph (a) above, not to allege, assert, make or pursue any claims under the Original Shareholder Agreement against the other parties to this Agreement, save to the extent such claims, liabilities or rights have accrued prior to the Effective Date,and as such the Original Shareholder Agreement shall be deemed terminated and superseded by this Agreement.

Section 10.4   Successors and Assigns.   This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company and by the Shareholder and their respective successors and permitted assigns, and no such term or provision is for the benefit of, or intended to create any obligations to, any other Person, except (a) Exxaro is an intended third party beneficiary of the rights granted to it in Section 4.3(b), (b) that the Persons indemnified under Article VII are intended third party beneficiaries of Article VII, (c) that Non-Liable Persons are intended third party beneficiaries of Section 10.13 and (d) as otherwise specifically provided in this Agreement. Except as otherwise expressly provided for or permitted herein, neither this Agreement nor any rights or obligations hereunder shall be assignable without the consent of the other party.

Section 10.5   Amendments; Waiver.   This Agreement may be amended, modified or supplemented only by an agreement in writing executed by each of the parties hereto. Either party hereto may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

[8]	To include all the underlying shareholders of NTDC.

Section 10.6   Notices.   All notices, requests, consents, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below:

If to the Shareholder:

The National Titanium Dioxide Company Limited
King’s Road Tower,
17th Floor, King Abdulaziz Road
P.O. Box 13586, Jeddah 21414
Kingdom of Saudi Arabia
Facsimile:	+966.12.606.9087
Attention:	Legal Department with a copy to:

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019
Facsimile:	+1 212 878 8375
Attention:	Sarah Jones

If to the Company:

Tronox Holdings PLC
263 Tresser Boulevard, Suite 1100
Stamford, CT 06901
Facsimile:	+1 203 705 3703
Attention:	Office of the General Counsel with a copy to:

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago
Illinois 60654
Phone:	(312) 862-2340
Facsimile:	+1 312 862 2200
Attention:	R. Scott Falk, P.C.

CMS Cameron McKenna Nabarro Olswang LLP
Cannon Place
78 Cannon Street
London, United Kingdom EC4N 6AF
Phone:	+44 20 7367 2111
Facsimile:	+44 20 7367 2000
Attention:	Gary Green

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in accordance with this Section 10.6.

Section 10.7   Governing Law; Consent to Jurisdiction; Venue.

(a)   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)   Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, to the extent such court declines to accept jurisdiction over a particular matter, any Delaware state or federal court within the State of Delaware) (such courts collectively, the “Delaware Courts”) in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any claim or action relating to this Agreement in any court other than the Delaware Courts, (iv) agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts, (v) expressly and irrevocably waives (and agrees not to plead or claim) any objection to the laying of venue of any action arising out of this Agreement in the Delaware Courts or that any such action brought in any such court has been brought in an inconvenient forum, and (vi) consents to service of process in the manner set forth in Section 10.6. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 10.8   Headings.   The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

Section 10.9   Integration.   This Agreement, the Transaction Agreement and the other writings referred to herein and therein or delivered pursuant hereto or thereto which form a part hereof or thereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. The aforementioned agreements and writings supersede all prior agreements and understandings between the parties with respect to the subject matter hereof and thereof.

Section 10.10   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, and the application of such provision to other Persons or circumstances shall not be affected by such invalidity, illegality or unenforceability. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 10.11   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered, including by e-mail in PDF format (which shall constitute a legal and valid signature for purposes hereof and have the same effect as an original), to the other parties hereto.

Section 10.12   WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION.

Section 10.13   No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or in respect of any oral representations made or alleged to be made in connection herewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, shareholder, member or employee of the Shareholder or the Company (or any of their respective heirs, successors or permitted assigns), or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, shareholder or member of any of the foregoing Persons, but in each case not including the named parties hereto (each, a “Non-Liable Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against any Non-Liable Person, by the enforcement of any assignment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby (or for any claim (whether in tort, contract or otherwise) based on, in respect of or by reason of, such obligations or their creation), or in respect of any oral representations made or alleged to have been made in connection herewith.

Section 10.14   No Adverse Actions. Until such time as the Shareholder no longer has the right to designate a Shareholder Nominee for nomination to the Board pursuant to Section 4.4, without the prior written consent of the Shareholder, except as required by applicable Law, the Company shall not take any action to cause the amendment of its Articles of Association such that any of the rights expressly provided to the Shareholder under this Agreement would be adversely affected.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

TRONOX HOLDINGS PLC

By:
Name:
Title:

THE NATIONAL TITANIUM DIOXIDE COMPANY LIMITED

By:
Name:
Title:

CRISTAL INORGANIC CHEMICALS NETHERLANDS COÖPERATIEF W.A.

By:
Name:
Title:

[•]

By:
Name:
Title:

[•]

By:
Name:
Title:

[•]

By:
Name:
Title:

ANNEX I

FORM OF

SHAREHOLDER’S DEED

BY AND BETWEEN

TRONOX HOLDINGS PLC

AND

EXXARO RESOURCES LIMITED

AS OF

[•] [•] 2019

FORM OF SHAREHOLDER’S DEED

SHAREHOLDER’S DEED (this “Deed”), dated as of [•] [•] 2019, by and between Tronox Holdings plc, an English public limited company (the “Company”), and Exxaro Resources Limited, a corporation organized under the laws of the Republic of South Africa (“ERL” or the “Shareholder”).

WHEREAS, Tronox Limited, an Australian company (“Australian Tronox”), ERL and Thomas Casey entered into the Shareholder’s Deed in order to establish certain rights, restrictions and obligations of the Company and the Shareholder relating to Australian Tronox, dated as of 15 June 2012, as amended (the “Original Deed”);

WHEREAS, the Company proposes to acquire the entire issued share capital of Australian Tronox by two schemes of arrangement pursuant to Part 5.1 of the Corporations Act 2001 (Cth) (the “Schemes”). Upon implementation of the Schemes, Australian Tronox will become a wholly-owned subsidiary of the Company (“Implementation”). The Original Deed will terminate with effect from Implementation in accordance with Section 11(ii) of the Original Deed and, from such date, the governance arrangements between the Company, Australian Tronox and ERL shall be subject to the terms of this Deed, the Exxaro Mineral Sands Transaction Completion Agreement (the “Completion Agreement”) entered into by Australian Tronox, Tronox LLC, Tronox UK Holdings Limited, Tronox Global Holdings Pty Limited, the Company and ERL on 26 November 2018 and the Shareholders’ Agreement in respect of Australian Tronox’s and ERL’s ownership of certain South African companies, dated as of 15 June 2012, as amended (collectively referred to herein as the “Transaction Agreements”); and

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Completion Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

1.   The Company’s Representations and Warranties.

The Company represents and warrants to the Shareholder as follows:

(a)   Good Standing.   The Company is a public company limited by shares incorporated under the English Companies Act 2006 (the “Companies Act”) with registered number 11653089, whose registered office is at 3rd Floor 25 Bury Street, London, SW1Y 2AL;

(b)   Authority.   Save for any approval or consents required in order for Implementation to occur, the Company has full legal capacity and power to enter into this Deed and carry out the transactions that this Deed contemplates;

(c)   Binding Agreement.   This Deed has been duly and validly authorized, executed and delivered by the Company and, assuming the accuracy of the representation and warranty of the Shareholder in Section 2(c), constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and

(d)   No Conflict.   The execution and delivery of this Deed and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under, the Company’s Articles, any law, rule or regulation or any agreement, lease, mortgage, note, bond, indenture, license or other instrument or undertaking, to which the Company is a party or by which the Company or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any federal, state, local or foreign court, administrative agency or governmental or regulatory authority or body (each, an “Authority”) to which the Company or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would impair in any material respect the ability of the Company to perform its obligations hereunder.

2.   The Shareholder’s Representations and Warranties.

The Shareholder represents and warrants to the Company as follows:

(a)   Good Standing.   ERL is a company limited by shares organized under the laws of the Republic of South Africa with registered number 2000/011076/06, whose registered office is at Exxaro Corporate Centre, Roger Dyason Road, Pretoria West, Gauteng, 0002;

(b)   Authority.   The Shareholder has full legal capacity and power to enter into this Deed and carry out the transactions that this Deed contemplates;

(c)   Binding Agreement.   This Deed has been duly and validly authorized, executed and delivered by the Shareholder, and, assuming the accuracy of the representation and warranty of the Company in Section 1(c), constitutes a legal, valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

(d)   Ownership of Shares.   Immediately following Implementation, (i) except for the Company’s ordinary shares (the “Shares”) Beneficially Owned by the Shareholder and the Shareholder’s rights arising under the Transaction Agreements, neither the Shareholder nor any of its Affiliates (for the purposes of this Deed, the term “Affiliates” shall be defined as such term is defined on the date hereof under the rules and regulations promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), provided that for purposes of this Deed the Company, any of its past or present directors, and the Shareholder shall not be deemed to be Affiliates of each other), (1) Beneficially Owns any equity securities of the Company entitled to vote at any general meeting of the Company or (2) possesses any rights to acquire any Shares or (3) has any voting power in the Company; and (ii) the Shareholder Beneficially Owns such Shares free and clear of any liens, restrictions on transfer (other than any restrictions under the Securities Act, the applicable securities laws of any other jurisdiction and the provisions of this Deed and the other Transaction Agreements), options, warrants, rights, calls, commitments, proxies or other contract rights; and

(e)   No Conflict.   The execution and delivery of this Deed and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under, constitutive documents of the Shareholder, any law, rule or regulation, or any agreement, lease, mortgage, note, bond, indenture, license or other instrument or undertaking, to which the Shareholder is a party or by which the Shareholder or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any Authority to which the Shareholder or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would impair in any material respect the ability of the Shareholder to perform its obligations hereunder.

2.A   Condition Precedent

This Deed becomes effective immediately upon the Implementation having occurred. A written confirmation from the Company to the Shareholder to the effect that the Implementation has occurred shall be a good and sufficient confirmation for the purposes of this Section.

3.   Covenants and Agreements of the Shareholder.

(a)   [Reserved]

(b)   [Reserved]

(c)   Restriction on Acquisition of Shares.   The Shareholder will not, and will cause each of its Affiliates not to, acting alone or through participation with a Section 13(d) Group (as defined below), acquire or intend to acquire Beneficial Ownership (as defined below) of any Shares (including through the acquisition of ownership or control of another member of the Company) if, following such acquisition, the Shareholder and its Affiliates will have Beneficial Ownership greater than or equal to 50% of the Shares (the “Limit”); unless the Shareholder complies with the following procedures:

(i)   The Shareholder must first bring any proposal to equal or exceed the Limit to the Company’s Board of Directors (the “Board”) on a confidential basis and in a form which would not reasonably be expected to require the Company to make a public announcement concerning such proposal. The proposal must be either for a takeover offer for all of the Shares in the Company (a “Takeover Offer”) or for a negotiated transaction with the Company (each an “Acquisition Proposal”). Authority for the review, negotiation and recommendation to the Board and, if applicable, the Company’s shareholders of any such Acquisition Proposal will be delegated to the Special Committee (as defined in Section 9(f) below).

(ii)   The Shareholder and the Special Committee shall negotiate the Acquisition Proposal in good faith for 30 days in order to reach a mutually acceptable arrangement in respect of the Acquisition Proposal that is in the best interest of the Company’s shareholders.

(iii)   If the Special Committee and the Shareholder cannot reach an agreement on the Acquisition Proposal or if the Special Committee cannot recommend the Acquisition Proposal to the Board or the Company’s shareholders at the end of such 30-day negotiating period, then the Shareholder, either acting alone or through its participation with a Section 13(d) Group, may make a takeover offer to acquire all, but not less than all, of the issued Shares held by Non-affiliated Members (as defined below) (a “Unilateral Takeover Offer”); provided that it must be a condition of any such Unilateral Takeover Offer that at the time the Unilateral Takeover Offer becomes unconditional, binding acceptances have been received from at least a majority of the Shares held by Non-affiliated Members and those shareholders have no right to withdraw their acceptances, and such condition may not be waivable by the offeror for the Unilateral Takeover Offer or any other person (the “Non-waivable Majority of Minority Condition”).

(iv)   An increase of the voting power of the Shareholder or an Affiliate of the Shareholder which occurs in compliance with this Section 3(c) is exempted from Article 152 of the Company’s Articles.

(v)   For purposes of this Deed, “Non-affiliated Members” means those holders of Shares other than Shareholder, its Affiliates and members of its Section 13(d) Group, if any.

(vi)   For purposes of this Deed, a “Section 13(d) Group” means any Person acting together with its Affiliates and any other members of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act of 1934, as amended (the “Exchange Act”) of which it is a part, either through a formal agreement or an informal arrangement.

(vii)   For purposes of this Deed, “Beneficial Ownership” shall have the meaning ascribed to the term “beneficial ownership” in Rule 13d-3 under the Exchange Act without regard to the sixty day requirement in Rule 13d-3(d)(1)(i) and, in addition, the term “Beneficial Ownership” shall also include any Shares for which a disclosure obligation exists for the Shares pursuant to Section 13(d)(1)(E) of the Exchange Act in respect of any derivative transaction or derivative securities. The term “Beneficially Owned” shall be construed accordingly.

(viii)   Notwithstanding the foregoing, Beneficial Ownership increases that cause the Shareholder to exceed the Limit which result directly from share distributions or share splits made available to holders of Shares generally or a reduction in the Company’s share capital shall not be deemed to have caused the Shareholder or an Affiliate to exceed the Limit if the Shareholder or Affiliate reduces its Beneficial Ownership in the Shares below the Limit within three months of such event; provided, however, that the Shareholder shall not and shall procure that any Affiliate, or anyone holding Shares on their behalf, does not vote any Shares they hold in excess of the Limit during the period its Beneficial Ownership exceeds the Limit.

(d)   [Reserved]

(e)   Restrictions on Participation in Certain Shares Votes.   Subject to Section 3(g), the Shareholder will not, directly or indirectly, through one or more intermediaries or otherwise, and will cause each of its Affiliates not to, acting alone or as part of a Section 13(d) Group, (i) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) with respect to any

Shares (including by the execution of actions by written consent) or become a “participant” in any “election contest” (as such terms are defined or used in Regulation 14A under the Exchange Act), in each case, with respect to any director that is not nominated by the Shareholder (“Non-Exxaro Director”) or position or (ii) seek to advise, encourage or influence (including with respect to the nomination of any nominees) any person or group with respect to the voting of any Shares (including any “withhold the vote” or similar campaign with respect to the Company or the Board) with respect to any Non-Exxaro Director or position, regardless of whether the Company is subject to the rules and regulations promulgated under the Exchange Act; provided, however, that the Shareholder shall not be prevented hereunder from being a “participant” in support of the management of the Company, by reason of the membership of the Exxaro Directors on the Board or exercise of the Shareholder’s Beneficial Ownership of the Shares in accordance with this Deed.

(f)   Voting at meetings of members.   Subject to Section 3(g) if the Shareholder is eligible or entitled to vote on the removal of a Non-Exxaro Director, the Shareholder undertakes that it will not, and will procure that any person holding the Shares on its behalf will not, exercise its right to vote on a resolution for the removal of a Non-Exxaro Director.

(g)   Certain restrictions cease to apply.   Sections 3(e) and 3(f) cease to apply to the Shareholder if the Shareholder’s Beneficial Ownership of the Shares exceeds fifty percent as a result of: (i) an Acquisition Proposal on which the Shareholder and Special Committee have reached agreement pursuant to Section 3(c) (provided that in the case of an Acquisition Proposal proceeding by way of negotiated Takeover Offer, the Takeover Offer must have become wholly unconditional) or (ii) a Unilateral Takeover Offer by it in compliance with Section 3(c)(iii) containing a Non-waivable Majority of Minority Condition becoming wholly unconditional

4.   Preemptive Rights.

(a)   During the period beginning on the date hereof and ending on the date on which the Exxaro Voting Interest (as defined in Section 9(c)(i) below) is less than 7.5%, if the Company issues any additional Shares (an “Additional Issuance”), except for issuances pursuant to (i) any option to acquire Shares, warrants, convertible securities or other rights to purchase shares of the Company existing at the date of this Deed, (ii) any benefit plan or other employee or director plan or arrangement or any awards granted thereunder, (iii) an employee share ownership or purchase plan, or (iv) any share split, share distribution or similar distribution made available to holders of Shares generally (including the Shareholder) (each a “Permitted Issuance”), then during the 30-day period following the date on which the Company has given the Shareholder written notice of the occurrence of the Additional Issuance, the Shareholder, or any person holding Shares on its behalf, shall be entitled to subscribe for (and the Company must, subject to the Companies Act, issue), at the then Current Market Price (as defined below), up to that number of Shares obtained by calculating, on the third business day (a “business day”, for purposes of this Deed, means a day other than a Saturday or a Sunday that is not an official public holiday in Johannesburg, New York or London) prior to the closing date of such issue, (1) the product of (A) the quotient of (x) the number of Shares owned by the Shareholder immediately prior to the Additional Issuance divided by (y) the aggregate number of Shares immediately prior to the Additional Issuance and (B) the aggregate number of Shares being issued by the Company in the Additional Issuance and (2) subtracting from such product the number of Shares, if any, issued to (or on behalf of), or purchased by (or on behalf of), the Shareholder in such Additional Issuance and the number of Shares otherwise acquired by (or on behalf of) the Shareholder during the period beginning on the date of the Additional Issuance until the third business day prior to the closing date of such issue. If there is more than one registered holder of the Exxaro Voting Interest at the date of an Additional Issuance, the entitlement of each Shareholder to subscribe for Shares under Section 4(a) will be apportioned (as nearly as practicable) among the Shareholders in proportion to the number of Shares each Shareholder holds and otherwise in accordance with Section 4(a).

(b)   For purposes hereof, the “Current Market Price” on the date of the calculation thereof shall be deemed to be the arithmetic average of the volume weighted average price per Share for each of the 30 consecutive Trading Days immediately prior to such date (x) if the Shares are not listed or admitted for trading on any national, international or foreign securities exchange but trades in the Shares are otherwise quoted or reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, as reported by Bloomberg (or in the event such price is not so reported for any such Trading Day for any reason or is manifestly erroneous, as reasonably determined by an Approved Bank), or (y) if the Shares are listed or admitted for trading on any national, international or foreign securities exchange, as reported by such exchange (provided that if the Shares are listed on more than one national, international or foreign securities exchange, then the national, international or foreign securities exchange with the highest average trading volume for the Shares during the 30 Trading Day period shall be used for such purpose; provided further that in the event such price is not so reported for any such Trading Day for any reason or is manifestly erroneous, as reasonably determined by an Approved Bank); provided, however, that in the event that the Current Market Price per share of the applicable Shares is determined during a period following the announcement by the Company of (A) a dividend or distribution on such Shares payable in such Shares or securities convertible into such Shares, or (B) any conversion, subdivision, combination, consolidation, reverse share split or reclassification of such Shares, and the ex-dividend date for such dividend or distribution, or the record date for such conversion, subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite 30 Trading Day period, then the Current Market Price shall be properly adjusted to take into account ex-dividend trading.

(c)   If the Shares are not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by an Approved Bank (as defined below), whose determination shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which the OTCBB is open for the transaction of business or, if the Shares are listed or admitted to trading on the applicable national, international or foreign securities exchange, a day on which such national, international or foreign securities exchange is open for transaction of business. The term “Approved Bank” shall mean any of JPMorgan, Morgan Stanley, Credit Suisse, Citi, Bank of America Merrill Lynch, or Barclays (or their respective successors).

5.   [Reserved].

6.   Flip-in Rights.

The Flip-in Rights are now contained in the Completion Agreement.

7.   Other Rights.

(a)   Matching Rights.   If any other person who is or becomes a holder of 3% or more of the Shares is granted rights by the Company as a shareholder of the Company (solely in such capacity) that are more favorable to such shareholder than the rights granted to the Shareholder pursuant to this Deed, the Company shall promptly cause this Deed to be amended to cause the corresponding rights to be provided to the Shareholder under this Deed. In determining whether a holder of the Shares is granted rights more favorable than the rights granted to the Shareholder under this Deed, no account shall be taken of any restrictions or obligations to which the Shareholder is subject under this Deed or to which such holder agrees.

(b)   Dividend Reinvestment Plans.   For as long as the Exxaro Voting Interest (as defined below) is at least 7.5%, the Company may not adopt, approve or recommend to the Company’s shareholders a dividend reinvestment plan (or any plan with similar effect) without the Shareholder’s prior written approval.

(c)   Persons to be bound by the Agreement.   For the avoidance of doubt, the Shareholder shall cause any person who holds legal title to Shares, which are Beneficially Owned by the Shareholder, to comply with the provisions of this Deed and to be bound by all obligations of the Shareholder under this Deed.

8.   Legend on Certificates.   The Shareholder hereby acknowledges and agrees that, if any certificates are issued in respect of the Shareholder’s Shares, each certificate shall include the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER SET FORTH IN AN AGREEMENT, DATED AS OF 26 NOVEMBER 2018, BETWEEN TRONOX LIMITED, TRONOX LLC, TRONOX HOLDINGS PLC, TRONOX UK HOLDINGS LIMITED, TRONOX GLOBAL HOLDINGS PTY LIMITED AND EXXARO RESOURCES LIMITED, INCLUDING, BUT NOT LIMITED TO, CERTAIN RESTRICTIONS AND LIMITATIONS ON THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND HAS BEEN FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Within one business day after receipt by the Company of a demand by the Shareholder, the Company agrees to remove the legend in connection with Transfers in compliance with applicable law and as permitted in accordance with this Deed.

9.   Governance Matters.

(a)   [Reserved]

(b)   Board Nominations.

(i)   The nominating and corporate governance committee of the Board (the “Nominating Committee”) shall consist entirely of Non-affiliated Directors (as defined in the Company’s Articles) and shall nominate for election the directors to be elected by shareholders as set forth in Section 9(b)(ii).

(ii)   Subject to applicable law, relevant stock exchange rules and the Company’s corporate governance standards, the Nominating Committee shall nominate as directors to be elected by shareholders the persons identified in a written nomination signed by the Shareholder (such nominated directors the “Exxaro Directors”). Subject to applicable law and to the extent that doing so would not be inconsistent with the directors’ duties, the Company shall use reasonable best efforts to cause the Board and the Nominating Committee to take all actions necessary (including recommending the election of the Exxaro Directors to the Company’s general meeting) such that the Exxaro Directors designated for nomination in accordance with this Section 9(b) shall be elected as directors.

(c)   Board Representation.

(i)   “Exxaro Voting Interest” means, the quotient, expressed as a percentage, obtained by dividing (i) the aggregate number of Shares Beneficially Owned by the Shareholder by (ii) the aggregate number of issued Shares. For as long as the Exxaro Voting Interest is at least ten percent (10%), the number of Exxaro Directors shall be appointed by the Board or elected at a general meeting and maintained in office in accordance with the following chart:

Exxaro Voting Interest	Number of Exxaro Directors in Relation to Total Number of Directors:
	9 or <	10	11	12	13	14	15	16	17	18	19+
30% or >	3	3	3	3	4	4	4	5	5	5	6
20-29.9%	2	2	2	2	3	3	3	4	4	4	5
10-19.9%	1	1	1	1	2	2	2	3	3	3	4

(ii)   If at any time the number of Exxaro Directors in office is less than the appropriate number of Exxaro Directors indicated above, the Shareholder may, by written notice to the Nominating Committee, nominate new Exxaro Director candidates to serve as Exxaro Directors, and the Company shall promptly take, and cause the Nominating Committee to promptly take, all actions necessary or advisable to appoint such nominated candidates as Exxaro Directors to serve until the next election of directors, as provided in the Company’s Articles, and, if required, to call a general meeting at which the election of directors will be considered.

(iii)   Subject to applicable law, relevant stock exchange rules and the Company’s corporate governance standards, and to the extent that doing so would not be inconsistent with the directors’ duties, the Company shall use its best efforts to cause the Board and the Nominating Committee not to take any action to remove an Exxaro Director from office and shall promptly notify the Shareholder if any action is taken or proposed to be taken seeking to remove an Exxaro Director from office.

(iv)   When the number of Exxaro Directors:

(1)   is reduced as a result of the Exxaro Voting Interest being below a designated threshold in Section 9(c)(i) on the day that is 120 days prior to the Company’s annual general meeting; or

(2)   is reduced as a result of the Exxaro Voting Interest falling below ten percent (10%) (at any time),

(each, a “Exxaro Director Triggering Event”), then the number of Exxaro Directors shall be reduced accordingly and the number of Exxaro Directors necessary to achieve such reduction shall resign from the Board (such resigning Exxaro Director(s) to be selected by the Shareholder within ten (10) days after the occurrence of the Exxaro Director Triggering Event). If the number of Exxaro Directors has not reduced by the tenth day after the date on which the Exxaro Triggering Event occurs, the number of Exxaro Directors shall be reduced automatically to the number set forth in Section 9(c)(i), with the Exxaro Director(s) whose last name(s) is alphabetically closest to the letters “ZZZZ” being designated the person(s) no longer eligible to serve on the Board and who automatically cease to be a director pursuant to the Company’s Articles. Such cessation does not prevent the person being eligible for election or appointment as a director in the future.

(d)   Voting Agreement.   The Shareholder agrees to procure that all of the Shares which it Beneficially Owns are voted as necessary to ensure that at each general meeting at which an election of directors is held, (i) the number of Exxaro Directors set forth in Section 9(b)(ii) is elected and the directors nominated by the Shareholder become Exxaro Directors, and (ii) the number of “Shareholder Nominees” (as such term is defined in the separate Shareholders Agreement, dated as of [•], 2019 (the “Cristal Shareholders Agreement”), between the Company, Cristal Inorganic Chemicals Netherlands Coöperatief W.A. and The National Titanium Dioxide Company Limited (together, “Cristal”) that is set forth in Section 4.4 of the Cristal Shareholders Agreement are elected and such Shareholder Nominees become directors of the Company. The Shareholder also agrees to procure that all of the Shares which it Beneficially Owns are voted as necessary to ensure that (i) no director elected pursuant to Section 4.4 of the Cristal Shareholders Agreement may be removed from office except as provided in the Cristal Shareholders Agreement; and (ii) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 4.4 of the Cristal Shareholders Agreement shall be filled pursuant to the provisions of Section 4.4 of the Cristal Shareholders Agreement. The Shareholder agrees to execute any written consents required to effectuate the obligations of this Section 9(d). The Shareholder is entering into this voting agreement for Cristal’s benefit in reliance on Cristal’s reciprocal undertaking to the Shareholder under the Cristal Shareholders Agreement. Nothing in this Section 9(d) shall be construed as an admission that the Shareholder is, for the purposes of sections 13(d) or 13(g) of the Exchange Act, the Beneficial Owner of any Shares that may be Beneficially Owned by Cristal or that the Shareholder has formed a Section 13(d) Group with Cristal. Save in respect of this Section 9(d), this Deed shall not be construed to give any beneficiary of the Cristal Shareholders Agreement any consent or third-party rights under this Deed. Cristal shall have third party rights to enforce this Section 9(d) and no amendment may be made to this Section 9(d) without Cristal’s prior written consent (in addition to the consent required by Section 17).

(e)   Board Committee Representation.   For so long as such membership is permitted by all applicable law and stock exchange listing requirements (as determined in good faith by the Board), the Board will cause the number of Exxaro Directors, if any, to serve as members of the various standing committees of the Board (other than the Nominating Committee and the Special Committee) proportional to their representation on the Board, rounded down to the larger of the nearest whole number and one.

(f)   Special Committee.   As and when needed in the Board’s discretion, the Board will form a special committee (the “Special Committee”) that will be comprised solely of Non-affiliated Directors, whose members are determined in the Board’s discretion to address all issues and matters relating to the transactions and other issues between the Shareholder and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, including under this Deed, the other Transaction Agreements, the Company’s Articles, any Acquisition Proposal or any takeover, scheme of arrangement or other change of control transaction proposed by the Shareholder, or any of its Affiliates, in relation to the Company, and under any other agreement or arrangement relating to the business and affairs of the Company involving the Shareholder and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand.

(g)   Quorum.   Meetings of the Board may be convened by the Chairman of the Board, any director, the CEO or in any other manner allowed by applicable law. All directors must receive notice of any meeting of the Board in accordance with the Company’s Articles prior to such meeting, unless the notice requirement is waived by the directors. For as long as the Exxaro Voting Interest is at least ten percent (10%), the Company shall cause the Board not to transact any business unless at least 2/3 of the directors then in office (of whom at least one must be an Exxaro Director (if any are then in office) or a designated alternate) are present at all times for there to be a quorum at any meeting of the Board. If a Board meeting is adjourned because no Exxaro Director attends, and a quorum is not achieved at the second consecutive attempt to convene the Board meeting due to the failure of any Exxaro Director to attend, then the requirement for an Exxaro Director to constitute a quorum shall not apply with respect to such meeting only, and such meeting shall be deemed a quorate meeting, provided that each director receives notice of the adjourned Board meeting in accordance with the Company’s Articles.

(h)   Board Approval Provisions.   The affirmative vote of any majority of directors present and voting at a quorate meeting is necessary to approve any matter properly submitted to the Board, except for the Board’s approval of the following matters (each, an “Extraordinary Matter”), each of which requires the affirmative vote of at least 2/3 of the directors then in office to approve such matter:

(i)   the election or early termination of the chairman of the Board;

(ii)   the appointment or termination of the Company’s Chief Executive Officer;

(iii)   the delegation by the Board of any of its powers to a committee of the Board where such delegation authorizes the committee to bind the Company without further Board approval;

(iv)   any proposed amendment to the Company’s Articles (other than technical amendments that do not involve any material change);

(v)   the decision to pay any dividends on the Shares;

(vi)   the decision to adopt a dividend reinvestment plan;

(vii)   the settlement of any material environmental claims in excess of US$50 million;

(viii)   the issue of any Shares or securities convertible or exercisable into Shares other than Permitted Issuances where the amount to be issued when combined with any other Shares or securities convertible or exercisable into Shares in the previous 12 months would exceed 12% of the Company’s then-issued Shares (and for the purposes of this calculation only any securities convertible or exercisable into Shares shall be treated as though such conversion or exercise had occurred);

(ix)   any material acquisition or disposition of the Company’s or any of its subsidiaries’ assets valued at more than US$250 million (on a consolidated basis), or represents more than 20% of the Company’s consolidated total assets, as set out in the most recent consolidated audited accounts;

(x)   the entry by the Company or any of its subsidiaries into any agreement or obligation under which the consideration payable has an aggregate value in excess of US$250 million or representing more than 20% of the Company’s consolidated total long-term liabilities, as set out in the most recent consolidated audited accounts;

(xi)   the Company’s entry into any other business area fundamentally different from its business following consummation of the Schemes or the Company fundamentally changing the scope of any existing business area, including materially diversifying its business into new commodities, engaging in significant operations involving new minerals or materially engaging with other types of natural resources;

(xii)   the sale of all, or substantially all, of the Company’s business or assets, or the issue or sale of a simple majority (or more) of the Shares to any person other than a related body corporate; and

(xiii)   the entry into any arrangements concerning, or in any way initiating, a proceeding for voluntary administration, winding-up, liquidation, dissolution, merger or consolidation.

(i)   Dividend Policy.   Subject to the Board’s determination that the Company and its subsidiaries have sufficient legal reserves, the parties agree to procure that the amount of the Company’s dividends will be based on, among other things, the Company and its subsidiaries’ results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. Approval of the exact amount and timing of any dividend declarations and payments requires the affirmative vote of 2/3 of the directors then in office.

(j)   Use of Information.

(i)   Subject to the requirements of applicable law, regulation and rules (including the regulations and rules of any applicable stock exchange), the Shareholder shall, and shall cause its representatives, or any person that is the registered holder of the Shares which are Beneficially Owned by the Shareholder, and the Exxaro Directors, to keep confidential all information and documents of the Company and its Affiliates obtained by an Exxaro Director in such Exxaro Director’s capacity as a director unless such information (1) is or becomes publicly available other than as a result of a breach of this Section 9(j)(i) by the Shareholder, including by way of actions taken by its representatives or such Exxaro Director; (2) was within the possession of the Shareholder or the Exxaro Director prior to it being furnished such information by or on behalf of the Company on a non-confidential basis; provided that the source of such information was not known by the Shareholder, its representatives or the Exxaro Director after due inquiry to be bound by a confidentiality agreement with, or other contractual, fiduciary or legal obligation of confidentiality to, the Company with respect to such information; or (3) is or becomes available to the Shareholder or the Exxaro Director on a non-confidential basis from a source other than the Company or any of its representatives; provided that such source was not known to the Shareholder or the Exxaro Director after due inquiry to be bound by a confidentiality agreement with, or other contractual, fiduciary or legal obligation of confidentiality to, the Company with respect to such information. Nothing in this Section 9(j)(i) shall prevent the Exxaro Directors, subject to compliance with applicable fiduciary duties, from sharing information with the Shareholder, which information will continue to be covered by the confidentiality provisions of this Section 9(j)(i).

(ii)   The Shareholder may, at its expense on a business day during normal business hours, with reasonable prior notice to the Company’s management, visit and inspect the Company’s and its subsidiaries’ properties, examine its books of account and records, and discuss with members of management such company’s affairs, finances, and accounts. The Company shall provide to the Shareholder copies of the Monthly Accounts within 30 days following the end of each calendar month, within 45 days following the end of each fiscal half-year and within 45 days following the end of each fiscal year, such financial information about the Company’s operations as is necessary to permit the Shareholder to prepare the financial disclosures required to satisfy the Shareholder’s disclosure obligations. For purposes of this Section 9(j)(ii), “Monthly Accounts” means, to the extent prepared in the ordinary course of business, the Company’s unaudited, consolidated financial statements, including the balance sheets and statements of income and cash flows, for the relevant monthly period, prepared in accordance with US GAAP or IFRS (as applicable), separately identifying inter-company and related party transactions but not including footnotes.

(iii)   The Shareholder hereby acknowledges that as a result of its receipt of information regarding the Company and its Affiliates it may be, or be treated as being, in possession of material non-public information (which for the purposes of this Section 9(j)(iii) includes information which could reasonably be expected to have a material effect on the price or value of a company’s securities) and it is aware of and agrees to comply with (and it will procure that its Affiliates and representatives comply with) securities laws in the United Kingdom and the United States in relation to that material non-public information. In addition, the Shareholder acknowledges that other foreign securities laws may prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(k)   Management.   The parties hereto intend for the Company’s management to continue in office. The Shareholder agrees it will support the appointment of Jeffry N. Quinn as a director and Chairman of the Board. Any proposed candidate to replace the Company’s Chief Executive Officer shall require the Shareholder’s prior approval (not to be unreasonably withheld or delayed). The Company shall notify the Shareholder whenever it seeks candidates to replace the Company’s Chief Executive Officer, and the Shareholder shall be entitled to propose candidates for such position, which the Company shall consider in good faith with any other candidates submitted for such position. The appointment and termination of the Company’s Chief Financial Officer and all managing directors of the Company’s primary operating subsidiaries will be subject to approval by a simple majority of the Board.

(l)   Exchange Act Reporting; Listing on the Exchange.   The parties hereto shall use their reasonable best efforts to ensure that the Company remains current and timely in its reporting requirements under the Exchange Act and maintains its listing of the Shares on the New York Stock Exchange (or other internationally recognized stock exchange agreed to by the Shareholder, such agreement not to be unreasonably withheld).

(m)   Subsidiary Board Representation.

(i)   For as long as the Exxaro Voting Interest is at least twenty percent (20%), the Shareholder may appoint the number of directors to serve on the board of each operating subsidiary of the Company, other than a South African Subsidiary to which the South African Broad Based Socio-Economic Empowerment Charter for the Mining Industry promulgated in terms of section 100(2) of the MPRDA, as amended, substituted or re-promulgated from time to time, applies, equal to one-third of all directors, rounded down to the larger of the nearest whole number and one. The Company shall procure the appointment of the person or persons identified in a written nomination signed by the holders of a majority of the Exxaro Shares as director(s) of such subsidiaries, provided such nominees comply with applicable legal requirements.

(ii)   The Shareholder acknowledges and agrees that all strategic, financial and operating decisions concerning the Company and its subsidiaries will be made by the Company and that the directors of an operating subsidiary will be deemed to be acting in the best interests of the subsidiary if they act in good faith in the best interests of the Company.

10.   Registration Rights.

(a)   Demand Registrations.

(i)   Requests for Registration.   At any time, the Shareholder may request in writing that the Company effect the registration of all or any part of the Registrable Securities Beneficially Owned by the Shareholder and its Affiliates (a “Registration Request”). Promptly after its receipt of any Registration Request, the Company will use its commercially reasonable efforts to register, in accordance with the provisions of this Deed, all Registrable Securities (as defined below) that have been requested to be registered in the Registration Request. Any registration requested by the Shareholder pursuant to Section 10(a)(i) or 10(a)(iii) is referred to in this Deed as a “Demand Registration.” As used herein, the term “Registrable Securities” shall mean (1) Shares; (2) any other shares or securities that the Shareholder may be entitled to receive, or will have received pursuant to the Shareholder’s ownership of the Shares; and (3) any shares or securities issued or issuable directly or indirectly with respect to the shares referred to in the foregoing clauses (1) and (2) by way of conversion or exchange thereof or share distribution or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, in each case Beneficially Owned by the Shareholder. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (A) they have been effectively registered for sale under the Securities Act pursuant to a Registration Statement (as defined below) and disposed of in accordance with the Registration Statement; (B) they have been sold to the public pursuant to Rule 144 or other exemption from registration under the Securities Act; (C) they have been bought back and cancelled by the Company; or (D) when all remaining Registrable Securities can be sold pursuant to Rule 144 without limitation.

(ii)   Limitation on Demand Registrations.   At any time, the Shareholder will be entitled to initiate no more than three Demand Registrations (including Short-Form Registrations permitted pursuant to Section 10(a)(iii)). No request for registration will count for the purposes of the limitations in this Section 10(a)(ii) if (1) the Shareholder determines in good faith to withdraw the proposed registration prior to the effectiveness of the prospectus and other documents filed with the Commission to effect a registration under the Securities Act (“Registration Statement”) relating to such request due to marketing conditions (but only if the Shareholder reimburses the Company for all fees with respect thereto) or regulatory reasons relating to the Company, (2) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than solely by reason of matters relating to the Shareholder) and the Shareholder withdraws its Registration Request prior to such Registration Statement being declared effective, (3) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order of requirement removed, withdrawn or resolved to the Shareholder’s reasonable satisfaction within thirty days of the date of such order, (4) more than 10% of the Registrable Securities requested by the Shareholder to be included in the registration are not so included pursuant to Section 10(a)(vi), or

(5) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Shareholder).

(iii)   Short-Form Registrations.   The Company will, if requested by the Shareholder and the use of such form is then available to the Company, use its commercially reasonable efforts to file a registration statement with the Commission on Form S-3 (“Short Form Registration”) providing for the registration of, and the sale on a continuous or delayed basis of the Registrable Securities, pursuant to Rule 415. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration.

(iv)   Restrictions on Demand Registrations.   To the extent allowed in the Completion Agreement, if the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415, with respect to a Demand Registration would (1) require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Company (A) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (B) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (C) would in the good faith judgment of the Company reasonably be expected to have an adverse effect on the Company or its business if made at such time, or (2) would in the good faith and judgment of the Board reasonably be expected to have an adverse effect on the Company or its business or on the Company’s ability to effect a planned or proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the participants in such registration (each of whom hereby agrees to maintain the confidentiality of all information disclosed to such participants) delay the filing or initial effectiveness of, or suspend use of, such Registration Statement, provided, that the Company shall not be permitted to do so (x) more than two times during any twelve-month period or (y) for periods exceeding, in the aggregate, 100 days during any twelve-month period. In the event the Company exercises its rights under the preceding sentence, such Shareholders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Shareholder will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 10(a)(ii).

(v)   Selection of Underwriters.   If the Shareholder intends that the Registrable Securities covered by its Registration Request shall be distributed by means of an underwritten offering, the Shareholder will so advise the Company as a part of the Registration Request. In such event, the lead underwriter to administer the offering will be an Approved Bank chosen by the Shareholder.

(vi)   Priority on Demand Registrations.   If the managing underwriter advises the Company that in its reasonable opinion the number of Registrable Securities (and any other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (1) first, Registrable Securities of the Shareholder and (2) second, any other securities of the Company that have been requested to be so included.

(b)   Piggyback Registrations.

(i)   Right to Piggyback.   At any time, whenever the Company proposes to register any of its securities (other than a registration statement to be filed on Form S-8 or Form S-4 or any similar form from time to time or registration of shares of securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, lenders or vendors of the Company or in connection with dividend reinvestment plans, each a “Special Registration”) and other than a registration pursuant to Section 10(a), and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice (and in any event no later than fifteen business days prior to the filing of a Registration Statement with respect to such registration) to the Shareholder of its intention to effect such a registration and, subject to Section 10(b)(iii), will include in such registration all Registrable Securities with respect to which the Company has received a written request from the Shareholder for inclusion therein within five business days after the date of the Company’s notice (a “Piggyback Registration”). The Company may terminate or withdraw any registration under this Section 10(b) prior to the effectiveness of such registration, whether or not the Shareholder has elected to include its Registrable Securities in such registration, and the Company will have no liability to the Shareholder in connection with such termination or withdrawal.

(ii)   Underwritten Registration.   If the registration referred to in Section 10(b)(i) is proposed to be underwritten, the Company will so advise the Shareholder as a part of the written notice given pursuant to Section 10(b)(i). In such event, the right of the Shareholder to registration pursuant to this Section 10(b) will be conditioned upon Shareholder’s (together with the Company) entry into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

(iii)   Priority on Primary Registrations.   If a Piggyback Registration relates to an underwritten offering, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (1) first, the securities the Company proposes to sell, and (2) other securities of the Company that have been requested to be so included pro rata on the basis of the number of securities requested to be registered by the Shareholder or any other holder of securities.

(c)   Registration Procedures.   Subject to Section 10(a)(iv), whenever the Shareholder requests that any Registrable Securities be registered pursuant to Sections 10(a) or 10(b) of this Deed, the Company will use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto. The Company shall use its commercially reasonable efforts to:

(i)   prepare and file within 60 days of a request, with the Commission a Registration Statement with respect to such Registrable Securities, cooperate in all required filings with the Financial Industry Regulatory Authority and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will, in the case of a Demand Registration, furnish to counsel to the Shareholder copies of all such documents proposed to be filed, which documents will be subject to review and comment by such counsel, and the Company will make such reasonable changes to the Registration Statement or any amendments or supplements thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by the Shareholder subject to the Company’s obligations with respect to such Registration Statement;

(ii)   prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (1) not less than (A) three months, (B) if such Registration Statement relates to an underwritten offering, such longer period as a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (C) one year in the case of shelf registration statements (or in each case such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (2) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(iii)   furnish to Shareholder such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (which for purposes of this Deed shall also include any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by the Shareholder;

(iv)   register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests and do any and all other acts and things that may be reasonably necessary to enable the Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Shareholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(v)   notify the Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as soon as reasonably practicable, prepare and furnish to the Shareholder a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)   notify the Shareholder (1) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, and (3) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes;

(vii)   cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(viii)   provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(ix)   enter into such customary agreements (including underwriting agreements and, lock-up agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as the Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making members of senior management of the Company available to participate in “road show” and other customary marketing activities to the extent not unreasonably interfering with the business of the Company);

(x)   make available for inspection by the Shareholder and counsel to the Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Shareholder or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Shareholder, underwriter, attorney, accountant or agent in connection with such Registration Statement, provided that it shall be a condition to such inspection and receipt of such information that the inspecting person (1) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (2) agree to minimize the disruption to the Company’s business in connection with the foregoing;

(xi)   in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to promptly obtain the withdrawal of such order;

(xii)   obtain one or more comfort letters, addressed to the underwriters, if any, dated the effective date of such Registration Statement and the date of the closing under the underwriting agreement for such offering, signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as such underwriters shall reasonably request; and

(xiii)   provide customary legal opinions of the Company’s counsel, addressed to the underwriters, if any, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto as the underwriter shall reasonably request in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

(d)   Furnishing of Information.   As a condition to registering Registrable Securities, the Company may require the Shareholder to furnish the Company with such information regarding the Shareholder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

(e)   Registration Expenses.   Except as otherwise provided in this Deed, all expenses incidental to the Company’s performance of or compliance with this Deed, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company and other persons retained by the Company (collectively, “Registration Expenses”), will be borne by the Company. All underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities of the Shareholder or its Affiliates hereunder and any other expenses required by law to be paid by a selling security holder will be borne by the Shareholder.

(f)   Holdback.   In consideration for the Company agreeing to its obligations under this Deed, the Shareholder agrees in connection with any registration of Shares (whether or not the Shareholder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of Shares, not to effect (other than pursuant to such registration) any public sale or distribution or other Transfer of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period (as defined below). For purposes of this Deed, “Holdback Period” means, with respect to any registered offering covered by this Deed, (i) 180 days, subject to customary “booster shot” provisions, after and during the ten days before, the effective date of the related Registration Statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the Commission in connection with such takedown and during such prior period (not to exceed ten days) as the Company has given reasonable written notice to the Shareholder or (ii) such shorter period as the Company, the Shareholder and the underwriter of such offering, if any, shall agree.

(g)   Registration in Foreign Jurisdictions.   If the Company does not list its Shares in the United States and instead lists its Shares in a jurisdiction other than the United States, then the Company and the Shareholder shall negotiate in good faith to enter into such amendments to this Deed as are necessary to ensure, that the Shareholder retains registration rights substantially similar to those granted under this Deed, as and to the extent permissible under the laws of such other jurisdiction.

(h)   Rule 144 Reporting.   With a view to making available to the Shareholder the benefits of certain Commission rules and regulations that may permit the sale of the Registrable Securities to the public without registration after such time as a public market exists for the Registrable Securities, the Company agrees to use its reasonable best efforts to take the following actions:

(i)   make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date that the Company becomes subject to the reporting requirements of the Securities Act and the Exchange Act;

(ii)   file with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)   furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements) and such other reports and documents as the Shareholder may reasonably request in connection with availing itself of any rule or regulation of the Commission allowing it to sell any Registrable Securities without registration.

11.   Termination.

(a)   This Deed shall take effect on the date hereof and, subject to Section 11(b), remain in effect until the earliest of:

(i)   the date on which the Company and the Shareholder agree in writing to the termination of this Deed;

(ii)   the date on which the number of Shares Beneficially Owned by the Shareholder (or Shareholders in aggregate, if there is more than one Shareholder at the relevant time) represent less than 5% of the Company’s total issued Shares; and

(iii)   the date on which:

(1)   the Shareholder pays the consideration in respect of a Unilateral Takeover Offer made by it in compliance with Section 3(c) containing a Non-waivable Majority of Minority Condition which has become wholly unconditional; or

(2)   an Acquisition Proposal made by the Shareholder in compliance with Section 3(c) and approved by the Special Committee under which the Shareholder acquires Shares representing at least 50% of the Shares held by Non-affiliated Members completes.

(b)   Following a termination of this Deed, Sections 11 (Termination) to 27 (Third Parties) inclusive shall survive termination. In addition, if this Deed terminates pursuant to Section 11(a)(ii), 9(c)(iv) (Board representation) also shall survive termination, and if this Deed terminates pursuant to Section 11(a)(iii), Section 4 (Preemptive Rights), Section 9(l) (Maintenance of listing) and 10 (Registration Rights) also shall survive termination.

12.   Affiliates.   A person or entity who at any time may be an Affiliate of the Shareholder shall be deemed to be an Affiliate of the Shareholder for purposes of this Deed while such person is an Affiliate of the Shareholder regardless of whether such person was such an Affiliate on the date hereof.

13.   Specific Performance.   Each of the parties hereto recognizes and acknowledges that this Deed is an integral part of the transactions contemplated in the Transaction Agreements, that the Company would not have entered into the Transaction Agreements unless this Deed was executed and that a breach by the Company of any covenants or agreements contained in this Deed will cause the Shareholder to sustain injury for which it would not have an adequate remedy at law for money damages, and a breach by the Shareholder of any covenants or agreements contained in this Deed will cause the Company to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that in the event of any such breach by the Company or the Shareholder, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

Further, subject to applicable law, relevant stock exchange rules and the Company’s corporate governance standards and to the extent that doing so would not be inconsistent with the directors’ duties, the Company agrees to use its best efforts to ensure that the rights granted in Section 9 are effective and that Shareholder enjoys the benefits of this Deed, including, without limitation, the Company’s undertaking to use its best efforts to cause the nomination and election of the Exxaro Directors as provided herein, which efforts will include, if necessary, seeking specific performance or other equitable relief in respect of Cristal’s obligations to vote any Shares which it Beneficially Owns in favor of the election of the Exxaro Directors, as is required by Section 4.3(b) of the Cristal

Shareholders Agreement. Neither the Company, nor the Shareholder will, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company or the Shareholder (as the case may be), but will at all times in good faith assist in the carrying out of all of the provisions of this Deed and in the taking of all such actions as may be necessary or reasonably requested by the Shareholder or the Company (as the case may be) in order to protect its rights against impairment.

14.   Responsibility for Compliance; Shareholder Capacity.   The Shareholder shall be responsible for ensuring that its Affiliates, representatives and any person who is the registered holder of the Shares which are Beneficially Owned by the Shareholder adhere to the terms of this Deed applicable to such persons as if such persons were original parties hereto, shall be responsible for any breach of this Deed by its Affiliates, representatives and any person who is the registered holder of the Shares which are Beneficially Owned by the Shareholder, and shall take all reasonable measures to avoid any breach of this Deed by its Affiliates, representatives or any person who is the registered holder of the Shares which are Beneficially Owned by the Shareholder; provided, however, that any representative or Affiliate of the Shareholder serving as a director of the Company shall in no way be bound by the Shareholder’s obligations under this Deed in such person’s capacity as a director of the Company. The foregoing obligation shall not limit the remedies available to the Company for any breach of this Deed by any person

15.   [Reserved]

16.   No Circumvention; Cumulative Remedies.   The Shareholder agrees not to, directly or indirectly, take any actions, act in concert with any person who takes an action, or cause or allow any of its Affiliates, representatives or any person who is the registered holder of the Shares which are Beneficially Owned by the Shareholder to take any actions (including the failure to take a reasonable action) such that the resulting effect is to undermine in any material respect the effectiveness of any of the provisions of this Deed or any of the Transaction Agreements. The rights, powers, privileges and remedies conferred upon the Company and Shareholder in this Deed are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

17.   Amendment and Modification.   This Deed may be amended, modified and supplemented only by written agreement of the Shareholder and the Company.

18.   Notices.   All notices, requests, demands and other communications required or permitted shall be deemed duly given (a) on the date of delivery if delivered personally, or by e-mail, telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)	If to the Shareholder, to:

Exxaro Resources Limited
Roger Dyason Road
Pretoria West, 0183
South Africa
	Attention:	Riaan Koppeschaar
	Facsimile:	+27 12 307 4145
	E-mail:	riaan.koppeschaar@exxaro.com

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe (UK) LLP
107 Cheapside London EC2V 6DN
United Kingdom
	Attention:	Nell Scott
	Facsimile:	+44 20 7862 4800
	E-mail:	nscott@orrick.com

or to such other person or address as the Shareholder shall furnish to the Company;

(b)	If to the Company, to:

Tronox Holdings plc
263 Tresser Boulevard, Suite 1100
Stamford, CT 06901Attention: General Counsel
	Facsimile:	+1 203-705-3703
	E-mail:	jeffrey.neuman@tronox.com

with a copy (which shall not constitute notice) to:

CMS Cameron McKenna Nabarro Olswang LLP
Cannon Place, 78 Cannon Street
London EC4N 6AF
United Kingdom
	Attention:	Gary Green
	Facsimile:	+44 20 7367 2000
	E-mail:	gary.green@cms-cmno.com

or to such other person or address as the Company shall furnish to the Shareholder in writing.

For the purposes of this Section 18, a business day is a day that is not a Saturday, Sunday or public holiday in London, Johannesburg or New York.

19.   Severability; Waiver.   The provisions of this Deed shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Deed, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Deed and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. The express or implied waiver by any party to this Deed of any of its rights or remedies arising under this Deed or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

20.   Assignment.

(a)   This Deed and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise expressly provided for or permitted herein neither this Deed nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

21.   Governing Law.   This Deed, and all claims, disputes, controversies or causes of action (whether in contract, tort, equity or otherwise) that may be based upon, arise out of or relate to this Deed or the negotiation, execution or performance of this Deed (including any claim, dispute, controversy or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Deed or as an inducement to enter into this Deed), shall be governed by and construed in accordance with the laws of England and Wales, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction to apply.

22.   Jurisdiction and Venue.

(a)   Any and all disputes, controversies and claims between or among the parties and arising under, relating to or in connection with this Deed, in any manner whatsoever, whether in contract, in tort, or otherwise, and including any dispute or controversy regarding the negotiation, execution, existence, validity, enforceability, performance or breach of this Deed (each, a “Dispute”), shall be brought exclusively in the courts of England and Wales (the “English Court”).

(b)   The Shareholder irrevocably appoints Law Debenture Corporate Services Limited, located on the date hereof at Fifth Floor, 100 Wood Street, London EC2V 7EX , as its true and lawful agent and attorney to accept and acknowledge service of any or all process against it in any action, suit or proceeding permitted by this Section 22, with the same effect as if such party were a resident of England, and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service; provided that the party effecting such service shall also deliver a copy thereof on the date of such service to the other parties by facsimile or electronic mail in accordance with Section 18. Each party will enter into such agreements with such agent as may be necessary to constitute and continue the appointment of such agent hereunder. In the event that any such agent and attorney resigns or otherwise becomes incapable of acting, the affected party will appoint a successor agent and attorney in England reasonably satisfactory to the other parties, with like powers.

(c)   Each party hereby irrevocably submits to the exclusive jurisdiction of the High Court of Justice in England in connection with any Dispute.

(d)   Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in the English Court, and any claim that any such action, suit or proceeding brought in the English Court has been brought in an inconvenient forum.

(e)   Each party hereby represents and acknowledges that it is acting solely in its commercial capacity in executing and delivering this Deed and in performing its obligations hereunder, and each party hereby irrevocably waives, with respect to all disputes, claims, controversies and all other matters of any nature whatsoever that may arise under or in connection with this Deed and any other document or instrument contemplated hereby, all immunity it may otherwise have as a sovereign, quasi-sovereign or state-owned entity (or similar entity) from any and all proceedings (whether legal, equitable, arbitral, administrative or otherwise), attachment of assets, and enforceability of judicial or arbitration awards.

23.   Counterparts.   This Deed may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.   Headings; Construction.   The headings of the Sections of this Deed are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Deed. References in this Deed to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words “include”, “includes” and “including”, when used in this Deed shall be deemed to be followed by the phrase “without limitation”. For purposes of this Deed, “person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a governmental entity, and any permitted successors and assigns of such person.

25.   Joint Draft.   Each of the parties hereto participated in the drafting and negotiation of this Deed. If an ambiguity or question of intent or interpretation arises, this Deed must be construed as if it is drafted by each of the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Deed.

26.   Entire Agreement.   This Deed, the Company’s Articles and the other Transaction Agreements (other than the Original Deed) will set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

27.   Third Parties.   Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their respective successors or assigns, any rights or remedies pursuant to the Contracts (Rights of Third Parties) Act 1999.

The parties hereto have caused this Deed to be duly executed as a deed, all as of the day and year first above written.

EXECUTED as a Deed by EXXARO RESOURCES LIMITED:

Signature of director	Signature of director/secretary

Name	Name

[Signature page to the Tronox Holdings SHA]

EXECUTED as a Deed by TRONOX HOLDINGS PLC:

Signature of director	Signature of director/secretary

Name	Name

[Signature page to the Tronox Holdings SHA]

ANNEXURE J

CLASS A SCHEME MEETING NOTICE

TRONOX LIMITED
ABN 91 153 348 111

Notice of Court Ordered Scheme Meeting of Class A Shareholders

Notice is given that in accordance with an order of the Federal Court of Australia (Court), made on [•], 2019 pursuant to section 411(1) of the Corporations Act 2001 (Cth), a meeting of holders of Class A Shares (Class A Shareholders) of Tronox Limited (the Company) will be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA on [•], 2019 at [•] US Eastern Standard Time.

Business of the Class A Scheme Meeting

Resolution

To consider and, if thought fit, to pass the following resolution:

“That, pursuant to and in accordance with section 411 of the Corporations Act 2001 (Cth), the scheme of arrangement between the Company and its Class A Shareholders which is set out in Annexure B of the Information Memorandum of which the notice convening this meeting forms part, is agreed to (with or without modification) as approved by the Federal Court of Australia.”

The contents and the sending of this Notice have been approved on behalf of the Board.

BY ORDER OF THE BOARD

Jeffrey N. Neuman
Senior Vice President,
General Counsel and Secretary

[•], 2019

Notice of Court Ordered Scheme Meeting of Class A Shareholders – Explanatory Notes

Glossary

Capitalised terms in this notice not otherwise defined in this notice have the same meaning as set out in the Glossary section of the Information Memorandum of which this notice forms part.

Purpose

The purpose of the Class A Scheme Meeting is to consider and, if thought fit, agree to a scheme of arrangement (with or without modification) to be made between the Company and the Class A Scheme Participants pursuant to Part 5.1 of the Australian Corporations Act. The Class A Scheme is proposed to be made in the form of the Class A Scheme set out in the Information Memorandum of which this notice forms part.

The Court has directed that [insert name] or, failing [him], [•] is to act as Chairman of the Class A Scheme Meeting.

Entitlement to vote

Only holders of Class A Shares as of [•], US Eastern Standard Time, on [•], 2019 will be entitled to attend and to vote at the Class A Scheme Meeting, and at any postponements or adjournments of that meeting. Changes in entries on the Share Register after that time will be disregarded in determining the rights of Shareholders to attend and vote at the Scheme Meeting (or any postponement or adjournment of that meeting).

Holders of Class A Shares can vote on the Class A Scheme Resolution to approve the Class A Scheme and any other matter properly coming before the Class A Scheme Meeting. Each of the Company’s Class A Shares entitles its holder to one vote on a poll on the resolution to be considered at the Class A Scheme Meeting.

If a Share is jointly held, only one of the Shareholders is entitled to vote. If more than one Shareholder votes a jointly held Share, only the vote of the Shareholder whose name appears first on the Share Register will be counted.

“Street-name” holders

Generally, persons whose Shares are held in “street-name” by a bank, broker or nominee may direct the bank, broker or nominee to vote the relevant Shares or may submit a “legal proxy” to vote the Shares by one of the following methods:

(a) By Methods Listed on your Voting Instruction Form.

Please refer to your voting instruction form or other information forwarded by your bank, broker or nominee to determine whether you may submit a voting instruction electronically on the internet or by telephone, following the instructions on the voting instruction form or other information provided by the “street-name” holder.

(b) In person with a “legal proxy” from the “street-name” holder.

Obtain a “legal proxy” from your bank, broker or nominee. Please refer to your voting instruction form or other information sent to you by your bank, broker or nominee to determine how to obtain (and revoke) a “legal proxy” in order to vote in person at the Scheme Meeting.

Procedure for voting by Shareholders

Class A Shareholders may vote at the Class A Scheme Meeting. The Scheme Resolution will be taken on a poll which will mean that each Share held on the Meeting Record Date will be entitled to one vote.

(a) Voting in person

Class A Shareholders may vote their Shares in person. To vote in person at the Class A Scheme Meeting, Shareholders must attend the Class A Scheme Meeting. The Class A Scheme Meeting is scheduled to be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA on [•], 2019 at [•] (US Eastern Standard Time).

Shareholders will be asked to present a valid picture identification.

Shareholders may vote in person at the Scheme Meeting by completing a ballot (voting card) on the poll conducted in respect of the Scheme Resolution; however, attending the Class A Scheme Meeting without completing a ballot will not count as a vote.

(b) Voting by proxy

Shareholders may appoint a proxy to attend a Scheme Meeting and vote, and direct the proxy how to vote, their Shares by one of the following methods:

By Mail. You may complete, sign and date a proxy card, directing your proxy how to vote if you wish to do so, and return it in the business reply envelope to Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901, USA or Tronox Limited, P.O. Box 305, Kwinana, Western Australia, Australia, 6966. A proxy card for the Class A Scheme Meeting accompanies the Information Memorandum. All mailed proxy cards must be received prior to [•], US Eastern Standard Time, on [•], 2019. In the case of a proxy card completed by an individual or a corporation under a power of attorney, the original or a certified copy of the power of attorney under which the proxy card is signed must also be received at an address above no later than that time.

By Telephone. You may submit a proxy by telephone (toll-free from US and Canada only) using the number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at [•], US Eastern Standard Time, on [•], 2019.

By Internet. You may submit a proxy via the internet as instructed on the accompanying proxy card. The internet procedures are designed to authenticate a Shareholder’s identity to allow a Shareholder to vote its Shares and confirm that its instructions have been properly recorded. Voting via the internet authorizes the proxy to vote your Shares in the same manner as if you had submitted a validly executed proxy card.

Submitting a proxy before the Class A Scheme Meeting will not prevent a Shareholder from voting at the Class A Scheme Meeting in person if desired, as a proxy is revocable at the Shareholder’s option. A proxy can be revoked at any time before it is voted at the Class A Scheme Meeting by either:

•	delivering timely written notice of revocation to the Company Secretary; or
•	attending the Class A Scheme Meeting and voting in person.

Submitting another timely, later-dated proxy as set out above before [•], US Eastern Standard Time on [•], 2019 will also cause a prior proxy appointment to be revoked.

If a validly appointed proxy is directed how to vote on the Class A Scheme Resolution, the vote will be cast in accordance with those instructions. If no direction to vote is given, the proxy may vote as he or she sees fit.

If the chairperson of the Class A Scheme Meeting is appointed as proxy, he or she must vote on a poll and must vote as instructed. If the proxy is not the chairperson, the proxy must vote as instructed or the chairperson will vote (as proxy) as instructed.

If a Shareholder appoints two proxies without specifying the proportion or number of votes that each proxy may exercise, then on a vote by poll each proxy may exercise half of that Shareholder’s votes. If a Shareholder appoints two proxies, then on a vote by show of hands neither proxy may vote.

Further details about how to vote are included in the Information Memorandum of which this notice forms part.

Conditional on Class B Scheme

The Class A Scheme will only be implemented if the Class B Scheme is approved by the Class B Shareholder and the Court.

Court approval

The Class A Scheme (with or without modification) is subject to subsequent approval by the Court. If the Class A Scheme Resolution and Class B Scheme Resolution are both passed, the Company intends to apply to the Court for an order to give effect to the Class A Scheme.

ANNEXURE K

CLASS B SCHEME MEETING NOTICE

TRONOX LIMITED
ABN 91 153 348 111

Notice of Court Ordered Scheme Meeting of the Class B Shareholder

Notice is given that in accordance with an order of the Federal Court of Australia (Court), made on [•], 2019 pursuant to section 411(1) of the Corporations Act 2001 (Cth), a meeting of the holder of Class B Shares (Class B Shareholder) of Tronox Limited (the Company) will be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA immediately following the conclusion or adjournment of the Class A Scheme Meeting scheduled for [•], 2019 at [•] US Eastern Standard Time.

Business of the Class B Scheme Meeting

Resolution

To consider and, if thought fit, to pass the following resolution:

“That, pursuant to and in accordance with section 411 of the Corporations Act 2001 (Cth), the scheme of arrangement between the Company and the Class B Shareholder which is set out in Annexure D of the Information Memorandum of which the notice convening this meeting forms part, is agreed to (with or without modification) as approved by the Federal Court of Australia.”

The contents and the sending of this Notice have been approved on behalf of the Board.

BY ORDER OF THE BOARD

Jeffrey N. Neuman
Senior Vice President,
General Counsel and Secretary

[•], 2019

Notice of Court Ordered Scheme Meeting of Class B Shareholders – Explanatory Notes

Glossary

Capitalised terms in this notice not otherwise defined in this notice have the same meaning as set out in the Glossary section of the Information Memorandum of which this notice forms part.

Purpose

The purpose of the Class B Scheme Meeting is to consider and, if thought fit, agree to a scheme of arrangement (with or without modification) to be made between the Company and the Class B Scheme Participants pursuant to Part 5.1 of the Australian Corporations Act. The Class B Scheme is proposed to be made in the form of the Class B Scheme set out in the Information Memorandum of which this notice forms part.

The Court has directed that [insert name] or, failing [him], [•] is to act as Chairman of the Class B Scheme Meeting.

Entitlement to vote

Only holders of Class B Shares as of [•], US Eastern Standard Time, on [•], 2019 will be entitled to attend and to vote at the Class B Scheme Meeting, and at any postponements or adjournments of that meeting. Changes in entries on the Share Register after that time will be disregarded in determining the rights of Shareholders to attend and vote at the Scheme Meeting (or any postponement or adjournment of that meeting).

Holders of Class B Shares can vote on the Class B Scheme Resolution to approve the Class B Scheme and any other matter properly coming before the Class B Scheme Meeting. Each of the Company’s Class B Shares entitles its holder to one vote on a poll on the resolution to be considered at the Class B Scheme Meeting.

If a Share is jointly held, only one of the Shareholders is entitled to vote. If more than one Shareholder votes a jointly held Share, only the vote of the Shareholder whose name appears first on the Share Register will be counted.

Procedure for voting by Shareholders

Class B Shareholders may vote at the Class B Scheme Meeting in person or by proxy, attorney or representative. The Class B Scheme Resolution will be taken on a poll which will mean that each Share held on the Meeting Record Date will be entitled to one vote.

(a) Voting in person

Class B Shareholders may vote their Shares in person. To vote in person at the Class B Scheme Meeting, Shareholders must attend the Class B Scheme Meeting. The Class B Scheme Meeting is scheduled to be held at Stamford Marriott Hotel, 243 Tresser Boulevard, Stamford, Connecticut 06901, USA immediately following the conclusion or adjournment of the Class A Scheme Meeting scheduled for [•], 2019 at [•] US Eastern Standard Time.

Shareholders will be asked to present a valid picture identification.

Shareholders may vote in person at the Scheme Meeting by completing a ballot (voting card) on the poll conducted in respect of the Scheme Resolution; however, attending the Scheme Meeting without completing a ballot will not count as a vote.

(b) Voting by proxy

Shareholders may appoint a proxy to attend a Scheme Meeting and vote, and direct the proxy how to vote, their Shares by one of the following methods:

By Mail. You may complete, sign and date your proxy card, directing your proxy how to vote if you wish to do so, and return it in the business reply envelope to Tronox Limited, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901, USA or Tronox Limited, P.O. Box 305, Kwinana, Western Australia, Australia, 6966. A proxy card for the Class B Scheme Meeting accompanies the Information Memorandum. All mailed proxy cards must be received prior to [•], US Eastern Standard Time, on [•], 2019. In the case of a proxy card completed by an individual or a corporation under a power of attorney, the original or a certified copy of the power of attorney under which the proxy card is signed must also be received at an address above no later than that time.

By Telephone. You may submit a proxy by telephone (toll-free from US and Canada only) using the number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at [•], US Eastern Standard Time, on [•], 2019.

By Internet. You may submit a proxy via the internet as instructed on the accompanying proxy card. The internet procedures are designed to authenticate a Shareholder’s identity to allow a Shareholder to vote its shares and confirm that its instructions have been properly recorded. Voting via the internet authorizes the named proxies to vote your Shares in the same manner as if you had submitted a validly executed proxy card.

Submitting a proxy before the Class B Scheme Meeting will not prevent a Shareholder from voting at the Class B Scheme Meeting in person if desired, as a proxy is revocable at the Shareholder’s option. A proxy can be revoked at any time before it is voted at the Class B Scheme Meeting by either:

•	delivering timely written notice of revocation to the Company Secretary; or
•	attending the Class B Scheme Meeting and voting in person.

Submitting another timely, later-dated proxy as set out above before [•], US Eastern Standard Time on [•], 2019 will also cause a prior proxy appointment to be revoked.

If a validly appointed proxy is directed how to vote on the Class B Scheme Resolution, the vote will be cast in accordance with those instructions. If no direction to vote is given, the proxy may vote as he or she sees fit.

If the chairperson of the Class B Scheme Meeting is appointed as proxy, he or she must vote on a poll and must vote as instructed. If the proxy is not the chairperson, the proxy must vote as instructed or the chairperson will vote (as proxy) as instructed.

If a Shareholder appoints two proxies without specifying the proportion or number of votes that each proxy may exercise, then on a vote by poll each proxy may exercise half of that Shareholder’s votes. If a Shareholder appoints two proxies, then on a vote by show of hands neither proxy may vote.

Further details about how to vote are included in the Information Memorandum of which this notice forms part.

Conditional on Class A Scheme

The Class B Scheme will only be implemented if the Class A Scheme is approved by the Class A Shareholders and the Court.

Court approval

The Class B Scheme (with or without modification) is subject to subsequent approval by the Court. If the Class A Scheme Resolution and Class B Scheme Resolution are both passed, the Company intends to apply to the Court for an order to give effect to the Class B Scheme.

DRAFT

ANNEXURE L

A division of KPMG Financial Advisory Services (Australia) Pty Ltd Australian Financial Services Licence No. 246901 Tower Two Collins Square 727 Collins Street Melbourne Vic 3008	Telephone: +61 3 9288 5555 Facsimile: +61 3 9288 6666 DX: 30824 Melbourne www.kpmg.com.au

GPO Box 2291U Melbourne Vic 3001 Australia

The Directors
Tronox Limited
263 Tresser Boulevard
Suite 1100 Stamford, CT 06901

19 December 2018

Dear Directors

Part One – Independent Expert’s Report

1	Introduction

The Directors of Tronox Limited (Tronox) are proposing a restructure that will result in the redomicile of Tronox from Australia to the United Kingdom (UK). The restructure will involve interposing a new company incorporated under the laws of England and Wales, called Tronox Holdings PLC (New Tronox) as the ultimate holding company of Tronox (the Redomicile Transaction).

The Redomicile Transaction will be implemented via two court approved schemes of arrangement under Part 5.1 of the Australian Corporations Act, namely, a scheme of arrangement between Tronox and the Class A Shareholders (Class A Scheme) and a scheme of arrangement between Tronox and the Class B Shareholder (Class B Scheme) (collectively, the Schemes). The schemes are inter-conditional, meaning that, if either Scheme does not become effective, the proposed Redomicile Transaction will not proceed.

The Directors have requested KPMG Financial Advisory Services (Australia) Pty Ltd (of which KPMG Corporate Finance is a division) (KPMG Corporate Finance) to prepare an Independent Expert’s Report (IER) for the benefit of the Class A Shareholders of Tronox setting out whether, in our opinion, the proposed Redomicile Transaction is in the best interests of the Class A Shareholders.

This report details KPMG Corporate Finance’s opinion as to the merits or otherwise of the proposed Redomicile Transaction. This report should be considered in conjunction with and not independently of the information set out in the Scheme Booklet provided to Class A Shareholders in relation to the proposed Redomicile Transaction.

KPMG Corporate Finance’s Financial Services Guide is contained in Part Two of this report.

KPMG Financial Advisory Services (Australia) Pty Ltd is an affiliate of KPMG. KPMG is an Australian partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

DRAFT

2	Summary of the proposed Redomicile Transaction

Tronox is an Australian public limited company registered under the Corporations Act 2001 (Cth) (the Corporations Act), taken to be registered in the State of Western Australia and listed on the New York Stock Exchange (NYSE). Tronox is a vertically integrated producer of titanium dioxide (TiO2) with operations across four continents.

For the purposes of this report, Tronox Group is defined as Tronox and its subsidiaries.

The Redomicile Transaction will be achieved by “top-hatting” the Tronox Group with New Tronox. Tronox Shareholders will exchange their existing Australian-incorporated Tronox shares for New Tronox shares which will be listed for trading on the NYSE.

Following the Redomicile Transaction, the executives, assets, operations and strategy of the Tronox Group are expected to remain the same.

The diagram below provides an overview of Tronox’s current group structure and the group structure of New Tronox if the Redomicile Transaction is approved.

Figure 1: Current and proposed relevant group structure

Source: Tronox management

Note: All Shareholders immediately following the implementation of the Redomicile Transaction will hold the New Tronox Shares through the Clearance Nominee (Depository Trust Company’s (DTC’s) nominee), except for Exxaro and, if the acquisition of the TiO2 business of The National Titanium Dioxide Company Ltd (Cristal) (Cristal Transaction) is consummated before the Scheme Record Date, Cristal Inorganic Chemicals Netherlands Coöperatief W.A (Cristal Seller) (Shareholder Affiliates), who will hold the New Tronox Shares through Affiliates Nominee, via depositary receipts issued by Computershare Trust Company N.A. (CTCNA)). Refer to [Section 4.9] of the Scheme Booklet for details. The above diagram ignores the Clearance Nominee and DTC, the Exchange Agent and Affiliate Nominees.

Completion of the Redomicile Transaction requires the approval of Tronox Shareholders and the satisfaction of a number of conditions precedent. Further detail in relation to the effect of the proposed Redomicile Transaction and the conditions precedent are set out in [Section 6.3] of the report. Readers of this report are strongly encouraged to read the Scheme Booklet in its entirety before deciding whether or not to support the Class A Scheme and thus the proposed Redomicile Transaction.

3	Scope of Report

Section 412(1) of the Corporations Act requires that an explanatory statement issued in relation to a proposed scheme of arrangement under Section 411 of the Corporations Act, includes information that is material to the making of a decision by a member as to whether or not to agree with the scheme. In this regard, the Directors of Tronox have requested KPMG Corporate Finance to prepare an IER that complies with Section 411.

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In undertaking our work we have had regard to the guidance provided by the Australian Securities & Investments Commission (ASIC) in its Regulatory Guides and in particular Regulatory Guide 111 ‘Content of expert reports’ (RG 111), which outlines the principles and matters which it expects a person preparing an IER to consider when providing an opinion.

Further details of the relevant technical requirements and the basis of assessment in forming our opinion are set out in [Sections 6.4 and 6.5] respectively, of this report.

4	Summary of opinion

In our opinion, the Class A Scheme is, on balance, in the best interests of Class A Shareholders.

The main reason for the Redomicile Transaction is for Tronox to better align its legal structure and governance practices with its global mining and production activities and employees that operate across multiple time zones. As such whilst Class A Shareholders will be exchanging their Tronox Shares for New Tronox Shares, post the Redomicile Transaction Class A Shareholders will still hold the same proportional economic interest in the assets of the Tronox Group that they currently hold and their New Tronox Shares will continue to trade on the NYSE1. There will also be no change to the business plan or the financial and operating strategies of the Tronox Group2.

In forming our opinion, we considered both the advantages and disadvantages of the Class A Scheme and the wider proposed Redomicile Transaction in order to assess whether Class A Shareholders will be better off, or at least no worse off, if the proposed Redomicile Transaction is implemented as contemplated. The principal matters considered by us to be material to any decision by Class A Shareholders as to whether to support the Class A Scheme and hence the Redomicile Transaction, are summarised below.

Further discussion in relation to changes to shareholder rights and taxation implications of the proposed Redomicile Transaction are set out in [Annexure F] and [Section 7] of the Scheme Booklet, respectively. Shareholders are strongly encouraged to read the Scheme Booklet in its entirety and, if uncertain as to any aspect, seek specialist advice prior to reaching any decision as to whether or not to vote in favour of the Class A Scheme.

4.1	Advantages of the proposed Redomicile Transaction

Based on our analysis, if approved, the Redomicile Transaction is expected to result in the following advantages.

Management efficiencies

Tronox is an Australian domiciled company that operates a global TiO2 business with presence across four continents. At present, Tronox’s key corporate functions are situated in the United States (US). Under its current organisational structure, Tronox manages its global operations from its US headquarters.

As a UK domiciled company, New Tronox will, over time, have significant corporate functions based out of its UK office. As such, New Tronox will be better equipped to manage its operations in Africa and Europe and (and if the Cristal Transaction is consummated) its extended operations in the Middle East, given the geographic proximity of these regions to the UK compared to the US.

More familiar legal framework attractive to investors

Tronox is an Australian domiciled company that is listed on the NYSE. Besides its largest shareholder Exxaro (the sole owner of Class B Shares that are not traded), Tronox predominately has US based

[1]	All shareholders immediately following the implementation of the Redomicile Transaction will hold the New Tronox Shares through the Clearance Nominee (DTC’s nominee), except for Exxaro (and Cristal Seller, if the Cristal Transaction is consummated) who will hold the New Tronox Shares through the Affiliate Nominee. Refer to [Section 4.9] of the Scheme Booklet for details.
[2]	Post the Redomicile Transaction, New Tronox will continue to operate the business of the Tronox Group, and if the Cristal Transaction is consummated, the business of Cristal except that as soon as practicable following such consummation, Cristal’s Ashtabula complex is likely to be divested to INEOS Enterprises A.G. (INEOS). A summary of the Cristal Transaction and its status is set out in [Section 7.3.3] of this report.

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shareholders. Out of the four TiO2 companies listed on the NYSE, Tronox is the only company incorporated in Australia. Of the three remaining TiO2 companies, two are incorporated in the US and one is incorporated in the UK. This suggest that investors are likely to be familiar with corporate and governance laws of the US and UK. Following the Redomicile Transaction, as a UK domiciled company, New Tronox will operate in a legal framework more in line with competitors and therefore will potentially be more attractive to investors who are likely to be familiar with UK law.

Simplification to a single share class structure

Currently Tronox has a dual share class structure. Class A Shares are traded on the NYSE and Class B Shares are not traded and are wholly owned by Exxaro. At present, under the Tronox Constitution, both classes of shares have voting rights. Following the Redomicile Transaction, all shareholders will hold the same class of shares. Under the New Tronox Articles, all New Tronox Shares will have equal voting power, which eliminates the requirement for certain corporate matters to be approved by both share classes as currently required. This simplification provides New Tronox greater flexibility in relation to certain corporate and governance matters, including the composition of the New Tronox Board, as explained below.

A summary of the differences in shareholder rights pre and post the Redomicile Transaction are detailed in [Section 4.3] of this report. A full comparison of shareholder rights pre and post the Redomicile Transaction is contained in [Annexure F] of the Scheme Booklet.

Flexibility of board composition

As an Australian domiciled company, the composition of Tronox’s Board is restricted by certain residency requirements stipulated by Australian law. Additionally, for so long as Exxaro (the sole Class B Shareholder) holds at least 10% of the voting securities, Tronox will not be able to increase the size of the Board to more than nine members. As an UK domiciled company, New Tronox will adhere to UK law which does not stipulate residency requirements for Board members. Additionally, post the Redomicile Transaction, New Tronox Articles will provide greater flexibility for the Tronox Group to increase the size of its Board. This added flexibility around Board size allows the smooth transition of retiring board members and incoming board members.

Immediately following implementation of the Redomicile Transaction, the New Tronox Board composition will be the same as the Tronox Board pre implementation. Additionally, consistent with nomination entitlements pre implementation of the Redomicile Transaction, major shareholder Exxaro will be entitled (based on its current shareholding) to nominate two directors to the New Tronox Board. If the Cristal Transaction is consummated, Cristal Seller (based on its expected shareholding) will be entitled to nominate two directors and its nomination rights will not be impacted by whether the consummation of the Cristal Transaction is received pre or post the implementation of the Redomicile Transaction3.

Greater flexibility to undertake share buybacks

In addition to dividend distributions, share buybacks are a means of providing a return to shareholders. Under Australian law, Tronox requires shareholder approval to buy back shares and relevant procedures are stipulated under Australian law. Similarly, as a UK domiciled company, New Tronox is prohibited from buying back shares in the absence of shareholder approval.

In order to provide New Tronox with greater authority and flexibility to undertake share buybacks than the Tronox Constitution and Australian law currently permits, Tronox will adopt resolutions which authorise New Tronox to buy back New Tronox Shares on the NYSE prior to the implementation of the proposed Redomicile Transaction. Such authority will take effect post implementation of the Redomicile Transaction

[3]	The way in which the board composition will be amended to accommodate Cristal Seller’s nominations depends on if the consummation of the Cristal Transaction occurs pre or post the Scheme Record Date associated with the Redomicile Transaction. A summary of the mechanism is contained in [Section 8.5] of this report.

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and will last for a period of five years. Buyback of New Tronox Shares will be performed via offmarket purchases and in accordance with procedures stipulated under UK law. A summary of the buyback mechanism provided under UK law is set out in [Annexure F] of the Scheme Booklet.

Certainty of tax residency

Although domiciled in Australia, Tronox is regarded as an UK tax resident pursuant to the terms of the Australia-UK Double Taxation Treaty. The Multilateral Instrument is a multilateral treaty that enables jurisdictions to modify their bilateral tax treaties and once implemented modifies a number of aspects of the Australia-UK Double Tax Treaty. The Multilateral Instrument gives the taxation authorities of Australia and the UK the capacity to determine, by mutual agreement, the tax residency of Tronox, thereby giving rise to a level of uncertainty with respect to tax matters. The proposed Redomicile Transaction, moves Tronox’s domicile from Australia to the UK and consequently removes the applicability of the Multilateral Instrument and confirms the UK tax residency of the Tronox Group.

Reduction in compliance costs

Currently, Tronox has compliance obligations in three jurisdictions - Australia where it is incorporated, UK where it is a tax resident and the US where it is listed. The proposed Redomicile Transaction will reduce the compliance obligations in Australia. As an Australian domiciled company that is listed on the NYSE, Tronox is required to produce two sets of financial statements, one set in accordance with Australian accounting standards and another set in accordance with US Generally Accepted Accounting Principles (GAAP). Post the Redomicile Transaction and in accordance with UK regulatory requirements, New Tronox will be permitted to produce its group financial statements in accordance with US GAAP only. We note however that potentially this benefit may not last as New Tronox may be also required to prepare its group financial statements in accordance with UK GAAP post 20224.

4.2	Disadvantages of the proposed Redomicile Transaction

Based on our analysis, if approved, the Redomicile Transaction is expected to result in the following disadvantages.

Payment under Exxaro Mineral Sands Transaction Completion Agreement

In accordance with the covenant signed between Tronox LLC and Exxaro, Tronox will ensure that from a tax perspective Exxaro is neither benefitted nor harmed from its disposal of New Tronox Shares post the Redomicile Transaction. Tronox has estimated that, if Exxaro sells all of the New Tronox Shares it is expected to receive pursuant to the Class B Scheme post implementation, for every US$1.00 increase (or decrease) in share price5, Tronox LLC will be obligated to pay (or receive) US$6.0 million. Details of the covenants signed under the Exxaro Mineral Sands Transaction Completion Agreement are described in [Section 8.8] of this report.

One-off costs related to the proposed Redomicile Transaction

The proposed Redomicile Transaction involve Tronox incurring various costs relating to professional advisory fees as well as fees and taxes payable to regulators and other Governmental Agencies. These costs are expected to total up to US$2.75 million, of which a significant majority will have already been incurred as at the date that Tronox Shareholders meet to vote on the proposed Redomicile Transaction.

[4]	The Accounting Standards (Prescribed Bodies) (United States of America and Japan) Regulations 2015, provides that the group accounts of a parent company that has securities registered with the SEC is allowed for the first four financial years following incorporation with requirements of the Financial Accounting Standards Board (i.e. US GAAP). New Tronox was incorporated in 2018 and will therefore (once its securities are registered with the SEC) be allowed to use US GAAP until 2022.
[5]	Share price movement assessed between the Implementation Date and the date of disposal of New Tronox Shares, with respect to all of Exxaro’s ownership of New Tronox Shares

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4.3	Other matters relating to the proposed Redomicile Transaction

In forming our opinion, we have also considered a number of other factors as outlined below. Whilst we do not necessarily consider these to be advantages or disadvantages of the Redomicile Transaction, we consider it necessary to address these considerations in arriving at our opinion.

Major Shareholder support

Exxaro (the sole Class B Shareholder) is currently Tronox’s largest Shareholder with approximately [23.4%] of the issued voting securities of Tronox. Exxaro has agreed to vote in favour of the Class B Scheme. If both Schemes are approved, pursuant to the implementation of the Class B Scheme, Exxaro will be issued one New Tronox Share for every Class B Share currently owned.

Prior to the implementation of the Redomicile Transaction (but conditional on it being implemented), New Tronox and Exxaro will enter into the New Exxaro Shareholder Agreement. Upon implementation of the Redomicile Transaction, Exxaro will cease to hold a separate class of shares. The New Exxaro Shareholder Agreement will replicate certain rights enjoyed by Exxaro under the Exxaro Shareholder Agreement through its holding of Class B Shares prior to the Redomicile Transaction. A summary of the New Exxaro Shareholder Agreement is detailed in [Annexure F] of the Scheme Booklet.

Cristal has agreed to vote in favour of the Class A Scheme, in the event that the Cristal Transaction is consummated and Cristal Seller becomes a Tronox Shareholder prior to the Scheme Record Date associated with the Redomicile Transaction.

The Shareholder rights of New Tronox Shares will generally reflect the rights of the existing Tronox Shares

If the Redomicile Transaction is approved, Class A Shareholders will no longer hold securities in an Australian domiciled entity as they will exchange these securities for beneficial interests in shares of a UK domiciled company, New Tronox. This will result in the New Tronox Articles replacing the Constitution of Tronox as the primary basis for governance of the Tronox Group, and the UK Companies Act being the applicable legislative framework.

The rights of New Tronox Shares will generally reflect the rights of the existing Tronox Shares in many respects including the ability to receive dividends and to vote. However, some important differences are summarised in the following table and discussed below and in [Section 8] of this report.

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Table 1: Key differences in Shareholder rights

Key differences	Tronox Constitution & Australian law (pre Redomicile Transaction)	New Tronox Articles & UK law (post Redomicile Transaction)
Shareholding structure	Dual class shareholding. Separate shareholder approvals are required for certain corporate matters.	A single class of shares. All New Tronox Shares have equal voting power. This is discussed as an advantage of the Redomicile Transaction in [Section 4.1] of this report.
Board composition	Board size is limited to nine members. Two members are required to be Australian residents.	No size limit on the Board. No residency requirement for Board members. This is discussed as an advantage of the Redomicile Transaction in [Section 4.1] of this report.
Share repurchases	Shareholder approval generally required prior to the buy back of Shares.
New Tronox will have the authority to buy back New Tronox Shares on the NYSE for a period of five years from the implementation of the Redomicile Transaction.

This is discussed as an advantage of the Redomicile Transaction in [Section 4.1] of this report.

Control transactions	Protections provided by the takeover provisions of the Australian Corporation Act and the prohibited acquisitions provision contained in the Tronox Constitution.	Protections provided by the mandatory offer provisions (considered to be substantially similar to the UK Takeover Code) contained in the New Tronox Articles (discussed further below).

Similar Shareholder protection (takeover laws) provided in New Tronox Articles

As an Australian domiciled company, the takeover provisions of the Australian Corporations Act safeguard Tronox from certain control transactions. The Tronox Constitution provides Shareholders with further protection under the prohibited acquisitions provision. As a UK domiciled company, the UK Takeover Code will not apply to New Tronox as it fails to meet the residency test because the majority of directors are expected to reside outside the UK. Furthermore, the prohibited acquisitions provision contained in the Tronox Constitution will not be replicated in the New Tronox’s Articles.

The New Tronox Articles will incorporate the protections of mandatory offer provisions, which are substantially similar to the UK Takeover Code. The mandatory offer provisions differ from those under Australian law and the prohibited acquisitions provision contained in the Tronox Constitution, however have a similar purpose in that they are designed to protect New Tronox Shareholders from passing control of New Tronox in an unfair manner. A comparison of the takeover laws and defence mechanisms applicable to Tronox and New Tronox is set out in [Annexure F] of the Scheme Booklet.

In addition, pursuant to the New Tronox Articles, the New Tronox Board has the ability to establish a Shareholder Rights Plan which will restrict ownership change in New Tronox Shares in order to protect New Tronox’s approximately US$4.1 billion of net operating losses (NOLs). New Tronox expects to be

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able to utilise a significant portion of the NOLs to offset its future taxable income and therefore reduce its federal income tax liabilities. Although not designed as an anti-takeover measure, a Shareholder Rights Plan will provide further protection for New Tronox Shareholders against control transactions. Details of a Shareholder Rights Plan is set out in [Section 4.6(b)] of the Scheme Booklet.

Share price of New Tronox Shares likely to be similar to Tronox Shares

New Tronox Shares does not have any trading history and therefore the trading price of New Tronox Shares post the implementation of the Redomicile Transaction is uncertain. However, immediately following the implementation of the Redomicile Transaction New Tronox Shares will likely reflect the trading price of the Tronox Shares immediately prior to implementation, given executives, assets, operations and strategy of the Tronox Group are expected to remain the same post the Redomicile Transaction.

Tax implications associated with the Redomicile Transaction

If the Schemes become effective, it may trigger taxation consequences for certain shareholders. The discussion below provides a general outline of the tax considerations from the perspective of Tronox Shareholders which are residents of the US, Australia and UK for taxation purposes.

For further detail regarding the Australian and US and UK taxation consequences of the Redomicile Transaction and in relation to the holding and disposal of New Tronox Shares, refer to [Section 7] of the Scheme Booklet.

Scheme Participants should consult their professional advisers on the tax implications of the Redomicile Transaction for their particular circumstances.

US tax implications for US residents

US Federal income tax consequences to US residents

US holders should not recognise any gain or loss for US federal income tax purposes upon receipt of New Tronox Shares as part of the Redomicile Transaction. The US holder should have an adjusted tax basis in the New Tronox Shares equal to the adjusted tax basis of the Shares surrendered. The holding period for the New Tronox Shares received should include the holding period for the Shares surrendered therefor.

Australian tax implications for Australian Residents

Capital Gains Tax

The disposal of Shares by a Scheme Participant pursuant to the Schemes will constitute a capital gains tax (CGT) event for Australian taxation purposes. Rollover relief may be available for a Scheme Participant to disregard a capital gain which arises from this CGT event.

Consequences if CGT Script for Scrip Rollover Relief is chosen

If a Scheme Participant chooses Rollover Relief in light of capital gain, any capital gain arising on the disposal of their Shares in exchange for New Tronox Shares will be disregarded. The cost base of the New Tronox Shares is worked out by attributing to them, on a reasonable basis, the existing cost base of the Shares that they exchanged for the New Tronox Shares. The Acquisition date of the New Tronox Shares is taken to be the date when the Scheme Participant acquired the Shares that were exchanged for the New Tronox Shares.

Consequences if CGT Script for Scrip Rollover Relief is not chosen or does not apply

If a Scheme Participant has held their Shares for at least 12 months at the time of disposal, the discount capital gains provision may apply. Scheme Participants that are an individual or trustee will be taxed on one-half of the capital gain. Scheme Participants that are a trustee for a complying superannuation entity will be taxed on two-thirds of the capital gain.

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If a Scheme Participant makes a capital loss from the disposal of Shares, the loss may be used to offset capital gains derived in the same or subsequent years of income.

Stamp duty and UK stamp duty reserve tax

Pursuant to the Schemes, neither the disposal of Tronox Shares by a Scheme Participant, nor the issue of New Tronox Shares to (i) the Clearance Nominee (DTC’s nominee) or (ii) the Affiliate Nominee, should be chargeable to UK stamp duty or UK stamp duty reserve tax (SDRT) or Australian stamp duty. Refer to [Section 7.4] of the Scheme Booklet regarding potential UK stamp duty and SDRT consequences of transferring New Tronox Shares outside of the facilities of DTC or CTCNA.

4.4	Alternative jurisdictions for the Redomicile Transaction

Tronox management have considered the merits of a number of jurisdictions for the purposes of the proposed Redomicile Transaction. The UK was considered the most appropriate jurisdiction given it is a well-established financial centre, with a developed legal and regulatory framework. The geographic location of the UK makes it an ideal location to manage Tronox’s business operations in Africa and Europe. Furthermore, if the Cristal Transaction is consummated, Tronox Group will extend its operations to the Middle East and further consolidate its presence in Africa and Europe. Additionally, as a UK domiciled company, the Tronox Group will continue its residency of the UK for tax purposes.

4.5	The proposed Redomicile Transaction may be implemented even if you vote against it

In the event shareholders do not vote or vote against the Schemes, the proposed Redomicile Transaction will be implemented if it is approved by the Requisite Majorities of shareholders and the Court and all other conditions to the Schemes are satisfied or waived. If this occurs, on or before the Implementation Date but subject to the provision of the Scheme Consideration under the Schemes, all Tronox Shares will be transferred to New Tronox and shareholders will be entitled to receive one New Tronox Share for each Tronox Share held on the Record Date, even though a particular shareholder did not vote on or voted against the proposed Redomicile Transaction.

4.6	Consequences should the proposed Redomicile Transaction not proceed

Should the Schemes not be approved and the proposed Redomicile Transaction not be implemented, Tronox will remain as an Australian domiciled company. Class A Shareholders will continue to hold their interests in Tronox and the underlying assets of the Tronox Group. Irrespectively of whether the Schemes are approved or not, a portion of the costs relating to the proposed Redomicile Transaction would have been incurred. The costs related to the proposed Redomicile Transaction are detailed in [Section 4.2] of this report.

5	Other matters

In forming our opinion, we have considered the interests of Class A Shareholders as a whole. This advice therefore does not consider the financial situation, objectives or needs of individual Class A Shareholders. It is not practical or possible to assess the implications of the Schemes on individual Class A Shareholders as their financial circumstances are not known. The decision of Class A Shareholder as to whether or not to approve the Class A Scheme is a matter for individuals based on, amongst other things, their risk profile, liquidity preference, investment strategy and tax position. Individual Class A Shareholder should therefore consider the appropriateness of our opinion to their specific circumstances before acting on it. As an individual’s decision to vote for or against the proposed resolutions may be influenced by his or her particular circumstances, we recommend that individual Class A Shareholders including residents of foreign jurisdictions seek their own independent professional advice.

Our report has also been prepared in accordance with the relevant provisions of the Corporations Act and other applicable Australian regulatory requirements. This report has been prepared solely for the purpose of assisting Class A Shareholders in considering the proposed Redomicile Transaction. We do not assume any responsibility or liability to any other party as a result of reliance on this report for any other purpose.

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All currency amounts in this report are denominated in US dollars unless otherwise stated.

Neither the whole nor any part of this report or its attachments or any reference thereto may be included in or attached to any document, other than the Scheme Booklet to be sent to Class A Shareholders in relation to the proposed Redomicile Transaction, without the prior written consent of KPMG Corporate Finance as to the form and context in which it appears. KPMG Corporate Finance consents to the inclusion of this report in the form and context in which it appears in the Scheme Booklet.

The above opinion should be considered in conjunction with and not independently of the information set out in the remainder of this report, including the appendices.

Yours faithfully	Yours faithfully
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Adele Thomas	Ian Jedlin
Authorised Representative	Authorised Representative

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6	Proposed Redomicile Transaction
6.1	Summary of the proposed Redomicile Transaction

The Redomicile Transaction will be implemented via two court approved schemes of arrangement under Part 5.1 of the Corporations Act, namely, a scheme of arrangement between Tronox and the Class A Shareholders (Class A Scheme) and a scheme of arrangement between Tronox and the Class B Shareholder (Class B Scheme) (collectively, the Schemes). The schemes are inter-conditional, meaning that, if either Scheme does not become effective, the proposed Redomicile Transaction will not proceed.

If the Schemes are approved, the proposed Redomicile Transaction will result in:

•	the issue of one New Tronox Share for every Tronox Share held by a Scheme Participant at the Scheme Record Date
•	the transfer of all Tronox Shares under the Schemes to New Tronox; and
•	New Tronox Shares being listed on the NYSE.

The New Tronox Shares will be issued to:

•	for Scheme Participants other than the Shareholder Affiliates, the Clearance Nominee
•	for Shareholder Affiliates (being Exxaro and, if the Cristal Transaction is consummated before the Scheme Record Date, Cristal Seller), to the Affiliate Nominee.
6.2	Rationale for Redomicile Transaction

Tronox is a vertically integrated producer of TiO2 with operations across four continents. The Tronox Board believes the Redomicile Transaction will better align its legal structure and governance practices with its global business.

The Directors of Tronox have indicated that the Redomicile Transaction will provide the following benefits:

•	an efficient organisational and legal structure better capable of managing a global business
•	a jurisdiction of incorporation and single class structure that is attractive to investors
•	greater authority and flexibility to the New Tronox Board to undertake share repurchases
•	a broader talent pool of individuals able to serve on the New Tronox Board
•	greater certainty with respect to certain tax matters in light of the implementation of the OECD Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting by the Governments of Australia and the UK; and
•	reduced ongoing compliance costs.
6.3	Key conditions of the Redomicile Transaction

The Redomicile Transaction is conditional on necessary Shareholder approvals, approval of the Court and the satisfaction or waiver of a number of other conditions, which are outlined in [Sections 8.1 and 8.2] of the Scheme Booklet. These conditions are summarised below:

•	Agreement to each of the Schemes by each class of Tronox Shareholders by the requisite majorities
•	Approval of the Schemes by the Court
•	ASIC providing all reliefs, consents and approvals necessary to implement the Schemes
•	No restraints imposed by any court or Government Agency
•	Approval for New Tronox to list on the NYSE

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•	Agreement of the exchange agent having agreed to hold benefit of the non DTC Scheme Consideration issued to it
•	Agreement of each Affiliate Nominee having agreed to hold benefit of the Scheme Consideration issued to it
•	New Tronox and Exxaro have entered into the New Exxaro Shareholder Agreement; and
•	New Tronox having inter alia adopted the New Tronox Articles, been granted authority to conduct buybacks of ordinary shares and Exxaro shares, and approved the reconstitution of the New Tronox Board.
6.4	Technical requirements

Section 412(1) of the Corporations Act requires that an explanatory statement issued in relation to a proposed scheme of arrangement under Section 411 of the Corporations Act includes information that is material to the making of a decision by a member as to whether or not to approve the relevant proposal.

Part 3 of Schedule 8 of the Corporations Regulations specifies that the explanatory statement to be sent to shareholders must include a report prepared by an expert where either:

•	a party to the scheme of arrangement has a shareholding of not less than 30% of the voting shares in the company; or
•	the parties to the proposed scheme have a common director(s).

The independent expert must state whether, in the expert’s opinion, the proposed scheme of arrangement is in the best interests of the members of the body as a whole and set out the expert’s reasons for forming that opinion.

Even where an IER is not strictly required by the law, it is not uncommon for Directors to commission one to ensure they are providing the information that is material to the making of a decision by a creditor or member.

Whilst an IER is not required by law having regard to the Redomicile Transaction structure, the Directors of Tronox have commissioned KPMG Corporate Finance to prepare an independent expert report for the benefit of Class A Shareholders.

6.5	Basis of assessment

Regulatory Guide (RG) 111 “Content of expert reports”, issued by ASIC, indicates the principles and matters which it expects a person preparing an IER to consider. RG 111 distinguishes between the analysis required for control transactions and other transactions.

RG 111.35 and 111.36 state that in the absence of a change of control, change in the underlying economic interests of security holders or selective treatment of different security holders, the issue of ‘value’ may be of secondary importance. The expert should provide an opinion as to whether the advantages of the transaction outweigh the disadvantages. RG 111.37 states that where such a transaction involves a scheme of arrangement and the expert concludes that the advantages of the transaction outweigh the disadvantages, the expert should say that the scheme is in the best interests of the members.

Whilst the method required for evaluating the transaction contemplated by the Scheme is not specified in RG 111, RG 111.8-34 establishes that any assessment by an expert should focus on the substance of the transaction rather than its legal form.

In the present circumstances, whilst completion of the Schemes will involve a change in control in that New Tronox will hold the assets of the Tronox group, the underlying economic interests of the Tronox Shareholders will be unchanged as a result of the Schemes. Tronox Shareholders effectively retain their existing ownership interest in the assets of Tronox.

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Accordingly, in the context of our report, we do not consider it appropriate to treat the Schemes as a control transaction. Rather the Class A Scheme will be in the best interests of Class A Shareholders, if Class A Shareholders, as a whole, are assessed as being, on balance, better off, or, at least not worse off, if the Class A Scheme proceeds than if it does not.

In forming our opinion as to whether the Redomicile Transaction is in the best interests of Class A Shareholders we have considered the following advantages and disadvantages:

•	the potential operational benefits to be derived from the Schemes and the proposed Redomicile Transaction
•	impact of the arrangements on the Class B shareholder, Exxaro
•	taxation implications
•	changes to shareholder rights
•	implication of not approving the Schemes; and
•	other matters relating to the Schemes and the proposed Redomicile Transaction.

In forming our opinion, we consider the interests of Class A Shareholders as a whole. As an individual shareholder’s decision to vote for or against the Scheme A Resolutions may be influenced by his or her particular circumstances, our IER will recommend they each consult their own financial advisor.

6.6	Limitations and reliance on information

In preparing this report and arriving at our opinion, we have considered the information detailed in Appendix 2 of this report. In forming our opinion, we have relied upon the truth, accuracy and completeness of any information provided or made available to us without independently verifying it. Nothing in this report should be taken to imply that KPMG Corporate Finance has in any way carried out an audit of the books of account or other records of Tronox for the purposes of this report.

Further, we note that an important part of the information base used in forming our opinion is comprised of the opinions and judgements of management. In addition, we have also had discussions with management of Tronox in relation to the nature of the Tronox’s business operations, its specific risks and opportunities and its prospects for the foreseeable future in the context of this specific transaction. This type of information has been evaluated through analysis, enquiry and review to the extent practical. However, such information is often not capable of external verification or validation.

Tronox has been responsible for ensuring that information provided by it or its representatives is not false or misleading or incomplete. Complete information is deemed to be information which at the time of completing this report should have been made available to KPMG Corporate Finance and would have reasonably been expected to have been made available to KPMG Corporate Finance to enable us to form our opinion.

We have no reason to believe that any material facts have been withheld from us but do not warrant that our inquiries have revealed all of the matters which an audit or extensive examination might disclose. The statements and opinions included in this report are given in good faith, and in the belief that such statements and opinions are not false or misleading.

The information provided to KPMG Corporate Finance included statements and assumptions about future matters prepared by management of Tronox. Whilst KPMG Corporate Finance has relied upon this information in preparing this report, Tronox remains responsible for all aspects of this information. The statements as supplied to us are based upon assumptions about events and circumstances which have not yet transpired. We do not make any statement in this report as to whether any forward looking information included in this report will be achieved, or whether the assumptions and data underlying any prospective matters or events are accurate, complete or reasonable. We do not warrant or guarantee the achievement of any such matters or events.

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Accordingly, KPMG Corporate Finance cannot provide any assurance that the current expectations in relation to future matters or events will be representative of the outcomes which will actually be achieved. In particular, we have not tested individual assumptions or attempted to substantiate the veracity or integrity of the assumptions made by management in relation to the future matters or events. Any variations from the assumptions may affect our opinion.

The opinion of KPMG Corporate Finance is based on prevailing market, economic and other conditions at the date of this report. Conditions can change over relatively short periods of time. Any subsequent changes in these conditions could impact upon our opinion. We note that we have not undertaken to update our report for events or circumstances arising after the date of this report other than those of a material nature which would impact upon our opinion.

7	Company overview
7.1	Background

Tronox is an Australian public limited company registered under the Corporations Act, taken to be registered in the State of Western Australia and listed on the NYSE with a market capitalisation of US$[954] million as at [13 December 2018].

Tronox is a vertically integrated producer of titanium dioxide (TiO2), a white mineral pigment with opaque characteristics used extensively in paints, coatings, plastics, paper and a wide range of other applications. The company mines and processes its own titanium bearing ore feedstock which is the primary input in the production of TiO2.

At present, Tronox operates a global TiO2 business with operations across four continents with approximately 3,400 employees globally as at 31 December 2017. Tronox operates three TiO2 pigment production plants with an aggregate annual TiO2 production capacity of approximately 465 kMT. The location of Tronox’s mines, mineral sands operations and headquarters are illustrated on the map below.

Figure 2: Tronox’s global operations

Source: Tronox management

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7.2	Business operations

Tronox’s TiO2 business operations include the following:

•	Exploration, mining and beneficiation of mineral sands deposits
•	Production of titanium feedstock (including ilmenite, chloride slag, slag fines, rutile, synthetic rutile and leucoxene) and its co-products pig iron and zircon; and
•	Production and marketing of TiO2

During FY18, Tronox sold its electrolytic manganese dioxide manufacturing and marketing business.

Tronox supplies and markets its own TiO2 under the brand name TRONOX® to approximately 700 customers in approximately 100 countries. Tronox’s TiO2 is sold primarily into the paints and coating market. The graphs below illustrate Tronox’s sales by geography and end use market for the financial year ended 31 December 2017 (FY17).

Figure 3: FY17 Sales Volume by Geography and End-Use Market

Source: Tronox management

7.3	Significant transactions
7.3.1	Exxaro Transaction

Tronox acquired the majority of its mineral sands mining businesses from Exxaro during FY12 by issuing to Exxaro the Class B Shares (Exxaro Transaction). In order to satisfy certain Black Economic Empowerment (BEE) regulations in South Africa, Exxaro retained a 26% ownership interest in two subsidiaries related to its mineral sands business, with an entitlement (but not obligation) to sell the remaining 26% interest to Tronox on the earlier of the BEE ownership requirements no longer being applicable to the South African mining operations or 2022. Exxaro additionally acquired a 26% members interest in an English domiciled subsidiary of Tronox created for purposes of housing certain loans granted to the South African mining and processing operations.

Exxaro sold down its shareholding in Tronox via a secondary offering during 3Q17. Under the Exxaro Shareholder Agreement and based on its current ownership of approximately [23.4%] of the issued voting securities (in the form of Class B Shares), has the right to elect two of the nine directors to the Tronox Board. The holders of Class A Shares are entitled to elect the remaining seven Board members. So long as Exxaro’s holding of Class B Shares represent at least 10% of Tronox’s voting securities, the Board size is fixed at nine members.

On 26 November 2018, Tronox entered into the Exxaro Mineral Sands Transaction Completion Agreement with Exxaro which addresses various outstanding matters related to the 2012 Exxaro Transaction and Tronox’s ongoing relationship with Exxaro, including:

•	the method and timetable which Exxaro may sell down its remaining ownership interest in Tronox

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•	the terms for which Exxaro will sell the remaining 26% interest in the two South African subsidiaries to Tronox; and
•	the terms for which Exxaro will sell its 26% interest in the English loan claims against the two South African subsidiaries.

Details of the Exxaro Mineral Sands Completion Agreement are summarised in [Section 5.3 of the Scheme Booklet].

7.3.2	Alkali Divestment

Tronox sold its Alkali Chemicals business during FY17 to Genesis Energy for approximately US$1.324 billion (Alkali Divestment). The divestment allowed Tronox to concentrate on its TiO2 business. Following the Alkali Divestment, Tronox commenced its operations under a single operating and reportable segment, being TiO2. Cash proceeds from the Alkali Divestment will go towards part funding the Cristal Transaction described in [Section 7.3.3] of this report.

7.3.3	Cristal Transaction

During 1Q17, Tronox entered into a definitive Transaction Agreement with Cristal and the Cristal Seller to acquire its TiO2 business for US$1.673 billion of cash and 37,580,000 Class A Shares (Cristal Transaction). Completion of the Cristal Transaction is expected to have the following material changes to the business of the Tronox Group:

•	Operate additional pigment production facilities around the world
•	Operate additional sites that focus on the mining and separation of mineral sands materials
•	The production of high purity titanium chemicals that are used in certain specialty applications where nanoparticulate TiO2 is required
•	With the added production capacity and new capabilities to produce high purity titanium chemicals, Tronox Group is expected to consume nearly all of its feedstock materials in its own pigment facilities

Completion of the Cristal Transaction is subject to regulatory approval from nine jurisdictions, of which eight jurisdictions have granted approval as at the date of this report. The US Federal Trade Commission (FTC) has not provided approval for the Cristal acquisition on grounds that Tronox’s pending acquisition of Cristal would violate antitrust laws by significantly reducing competition in the North American market for chloride-process TiO2. In order to obtain FTC approval, Tronox and Cristal have proposed to divest Cristal’s two-plant Ashtabula TiO2 production complex to INEOS (Ashtabula Divestment) as a remedy to address FTC’s concerns. Until the FTC approves the Cristal Transaction, there is no certainty as to the scope of any proposed remedy or that the transaction will ever be approved, and hence consummated. Both parties have the option to terminate the Cristal Transaction if the transaction has not been consummated by 31 March 2019.

The Redomicile Transaction is not contingent upon the consummation of the Cristal Transaction. However, Cristal has indicated their full support of the Redomicile Transaction if the Cristal Transaction is consummated prior to the Scheme Record Date. Should the Cristal Transaction be consummated post the implementation of the Redomicile Transaction, the acquisition price would be a combination of US$1.673 billion of cash and 37,580,000 New Tronox Shares.

If Cristal Transaction is consummated before the Scheme Record Date

If the Cristal Transaction is consummated before the Scheme Record Date, and Cristal Seller becomes a Shareholder in Tronox, Tronox, Cristal and Cristal Seller will enter into the Cristal Shareholder Agreement. Under the terms of the agreement:

•	Cristal will be entitled to nominate up to two Tronox Board members (subject to its shareholding)

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•	Cristal and its shareholders will experience certain restrictions on the transfer and acquisition of additional Tronox shares
•	Cristal and its shareholders will be subject to various non-compete clauses

Following the implementation of the Redomicile Transaction, a New Cristal Shareholder Agreement between New Tronox, Cristal and Cristal Seller will replace the Cristal Shareholder Agreement. The New Cristal Shareholder Agreement will largely replicate the rights and obligations of Cristal and Cristal Seller contained in the Cristal Shareholder Agreement. Whether the Redomicile Transaction is completed before or after the Cristal Transaction is consummated will not impact the substantive rights of Cristal and Cristal Seller.

If Cristal Transaction is consummated after the Scheme Record Date

If the Cristal Transaction is consummated post the implementation of the Redomicile Transaction, New Tronox, Cristal and Cristal Seller will enter into the New Cristal Shareholder Agreement, amended to reflect the Cristal Shareholder Agreement having not been entered into.

Details of the New Cristal Shareholder Agreement are contained in [Annexure [x] of the Scheme Booklet].

7.4	Historical financial performance

Tronox’s historical consolidated financial performance for FY16 and FY17 is summarised below.

Table 2: Consolidated statement of comprehensive income

For the period ended US$ millions	Dec-16	Dec-17
Net sales	1,309.4	1,697.8
Cost of goods sold	(1,172.1)	(1,337.7)
Gross profit	137.3	360.1
Selling, general and administrative expenses	(173.5)	(236.0)
Restructuring income (expense)	(1.0)	1.1
Impairment losses	—	(19.2)
Other operating expense, net	(44.3)	(59.2)
Income (loss) from operations	(81.5)	46.8
Interest and debt expense, net	(188.6)	(192.1)
Gain (loss) on extinguishment of debt	4.3	(29.9)
Other income (expense) net	31.6	11.4
Income (loss) from continuing operations before income taxes	(234.2)	(163.8)
Income tax (provision) benefit	115.9	4.7
Net income (loss) from continuing operations	(118.3)	(159.1)
Net income (loss) from discontinued operations, net of tax	74.0	(172.6)
Net income (loss)	(44.3)	(331.7)
Net income (loss) attributable to non-controlling interest	0.4	13.7
Net income (loss) attributable to Tronox Limited	(44.7)	(345.4)

Source: FY17 audited financial statements filed with ASIC

Tronox has commenced preparation of its financial statements for the year ended 31 December 2018 which will be audited and published in due course. As at the date of this report, the company’s last audited financial statements prepared under IFRS and lodged with ASIC are those for FY16 and FY17.

Tronox reports quarterly unaudited financial information (prepared in accordance with US GAAP) with the SEC in accordance with the US Exchange Act (Form 10-Q). A copy of the Quarterly Report is set out in

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[Annexure M] of the Scheme Booklet and details relevant changes in Tronox’s financial position during the nine months to 30 September 2018 within the knowledge of the Directors.

Set out below is a summary of Tronox disclosures and commentary during the nine months to 30 September 2018.

•	Consistently across the three quarters Tronox noted that the financial results demonstrate benefits of vertical integration with solid performance realised across the board in pigment, feedstock and co-products and all assets in full operation
•	Tronox reported third quarter 2018 (3Q18) revenue of US$456 million up 5% versus the previous corresponding period driven primarily by higher pigment and zircon selling prices. This compares with revenue of US$492 million and US$442 million for 2Q18 and 1Q18, respectively
•	Tronox reported 3Q18 income from operations of US$53 million up 13% versus the previous corresponding period. This compares with income from operations of US$65 million and US$14 million for 2Q18 and 1Q18, respectively
•	Tronox reported 3Q18 adjusted EBITDA (Non-GAAP) of US$128 million up 8% versus the previous corresponding period. This compares with adjusted EBITDA of US$147 million and US$113 million for 2Q18 and 1Q18, respectively
7.5	Historical financial position

Tronox’s historical consolidated financial position as at 31 December 2016 and 31 December 2017 is summarised below.

Table 3: Historical consolidated financial position

As at US$ millions	31-Dec-16	31-Dec-17
Current assets
Cash and cash equivalents	248.1	1,116.4
Restricted cash	2.7	653.2
Accounts receivable, net of allowance for doubtful accounts	317.3	398.6
Inventories, net	527.8	485.9
Derivative financial instruments	—	0.1
Other current assets	2.0	1.6
Total assets of discontinued operations	1,710.8	—
Total current assets	2,808.7	2,655.8
Non-current assets
Property, plant and equipment, net	1,150.0	1,129.8
Mineral leaseholds, net	1,335.4	1,323.7
Intangible assets, net	24.0	20.4
Inventories, net	14.1	3.0
Financial assets	13.2	13.5
Other long-term assets	4.9	8.9
Total assets	5,350.3	5,155.1
Current liabilities
Accounts payable	260.8	283.9
Derivative financial instruments	17.8	8.1
Current tax liabilities	1.4	3.4
Current tax borrowings	150.0	—
Long-term debt due within one year	15.6	16.8

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As at US$ millions	31-Dec-16	31-Dec-17
Current provisions	26.0	43.0
Total liabilities of discontinued operations	151.6	—
Total current liabilities	623.2	355.2
Non-current liabilities
Long-term debt, net	2,886.1	3,129.9
Deferred tax liabilities	165.5	175.5
Retirement benefit obligations	113.2	102.2
Decommissioning liabilities	145.6	129.8
Noncurrent provisions	12.8	11.5
Other long-term liabilities	7.9	6.8
Total liabilities	3,954.3	3,910.9
Equity
Shareholder’s equity
Share capital	2,517.0	2,595.6
Reserves	(399.5)	(309.2)
Accumulated losses	(864.4)	(1,227.8)
Total Tronox Limited shareholders’ equity	1,253.1	1,058.6
Non-controlling interest	142.8	185.6
Total equity	1,395.9	1,244.2

Source: FY17 audited financial statements filed with ASIC

On 30 September 2018 Tronox reported:

•	Debt of US$3,165 million and debt, net of cash and cash equivalents, of US$1,429 million, including US$659 million of cash restricted for the Cristal Transaction
•	Liquidity of US$2,007 million comprised of cash and cash equivalents of US$1,736 million, including US$659 million of restricted cash, and US$271 million available under revolving credit agreements

On 15 November 2018, the Board declared a regular quarterly cash dividend of US$0.045 per Share payable on 7 December 2018 to shareholders of Class A Shares and Class B Shares at the close of business on 26 November 2018.

7.6	Capital structure

As at the date of this report, Tronox has issued a combination of Class A and Class B Shares, Restricted Stock Units and Class A Share Options.

Class A Shares are traded on the NYSE, whilst Class B Shares are not traded. All of the Class B shares are held by Exxaro.

Details regarding the number of shares and options outstanding are summarised in the table below. The exercise price and expiry dates of the options are located in [Section 5.7(b) of the Scheme Booklet].

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Table 4: Composition of capital structure

Equity class	Securities outstanding
Shares
Class A shares	94,204,565
Class B shares	28,729,280
Restricted stock units	5,320,723
Options
Class A share options	1,324,991

Source: Tronox management, as at 16 December 2018

7.6.1	Substantial voting rights

Currently Exxaro control [23.4%] of the voting rights of Tronox on an undiluted basis. If the Cristal Transaction is consummated, Cristal Seller will control [23.4%] of the voting rights and Exxaro will be diluted to controlling approximately [17.9%] of the Tronox Group.

Board representation of these interests is discussed in [Section 7.3] of the report.

7.7	Share price and volume trading history

The chart below shows Tronox’s daily closing share price along with the daily volume of shares traded on the NYSE as a percentage of total issued capital in the 24 months period prior to [13 December 2018]. The proposed Redomicile Transaction was announced on 5 November 2018.

Figure 4: Historical share pricing

21 Feb 2017
Definitive agreement to acquire Cristal's TiO_2 Business
2 Aug 2017
Definitive agreement to sell Alkali Chemicals business for US$1.325b
5 Dec 2017
US FTC file lawsuit to block Cristal Transaction
1 Oct 2018
Exclusivity period under the MOU between Tronox and Venator expired without the companies agreeing on a potential divesture on Ashtabula
4 Dec 2018
Tronox seeks permission to divest Ashtabula complex to INEOS
1 Mar 2017
Tronox extends Cristal Transaction completion
4 Jul 2017
EU conditionally approves the Cristal Transaction
10 Oct 2017
Exxaro sold 22.4 million Tronox shares in a secondary offering
26 Nov 2018
Redomicile Transaction formally announced
Closing share price (US$)
Volume of shres teraded
14.00mm
12.00mm
10.00mm
8.00mm
6.00mm
4.00mm
2.00mm
0
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Volume traded
Closing share price

Source: Capital IQ, KPMG Corporate Finance Analysis, ASX announcements

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7.8	Trading liquidity

An analysis of the volume of trading in Tronox’s shares on the NYSE in the twelve-month period to 5 November 20186, being the last trading day prior to the announcement of the Redomicile Transaction, is set out below.

Table 5: Volume weighted average price

Period	Price (low) US$	Price (high) US$	Price VWAP US$	Cumulative value US$ million	Cumulative volume millions	% of issued capital
1 week	10.90	12.34	11.75	92.8	7.9	6.4
1 month	10.75	12.58	11.74	421.5	35.9	29.3
3 months	10.75	17.55	13.55	1,372.3	101.3	82.7
6 months	10.75	21.04	15.99	3,053.0	191.0	155.9
12 months	10.75	28.40	18.40	6,878.8	373.9	308.2

Source: Capital IQ

In the period subsequent to the date of the announcement of the proposed Redomicile Transaction to [13 December 2018], an analysis of the volume of trading in Tronox’s shares on the NYSE is set out below.

Table 6: Volume weighted average price

Period	Price (low) US$	Price (high) US$	Price VWAP US$	Cumulative value US$ million	Cumulative volume millions	% of issued capital
5 November 2018 to 13 December 2018	6.46	13.69	9.59	605.2	63.1	51.3%

Source: Capital IQ

The traded price of Tronox Shares post the announcement of the Redomicile Transaction may have been influenced by many factors not related to the Redomicile Transaction, including inter alia, global and regional economic conditions that may affect the demand for TiO2, market conditions and price volatility in relation to TiO2 and feedstock materials, movements in currency exchange rates and uncertainty regarding US FTC’s approval of the Cristal Transaction.

8	Implications of the proposed Redomicile Transaction

Subsequent to the proposed Redomicile Transaction, Class A Shareholders will hold a beneficial interest in the same number of securities as were held prior to the implementation of the Schemes. Set out below is a summary of the likely implications of the Proposed Redomicile to Class A Shareholders.

8.1	Business operations

Post the implementation of the Redomicile Transaction, New Tronox intends to continue to operate the business of the Tronox Group in its ordinary course, without any changes to its business operations and strategy or any redeployment of its executives and fixed assets. If the Cristal Transaction is consummated, New Tronox’s business will consist of the business of Cristal less the Ashtabula complex, as explained in [Section 7.3.3] of this report.

8.2	Corporate structure

If the proposed Redomicile Transaction is approved, New Tronox will be interposed as the ultimate holding company of Tronox. The corporate structure pre and post the proposed Redomicile Transaction is set out in [Section 2] of this report.

[6]	Announced during the Tronox’s 3Q18 Earnings Call on the 6 November 2018. Tronox’s formal announcement of the Redomicile Transaction occurred on 26 November 2018.

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8.3	Issued shares

Scheme Participants will have their Class A and Class B Tronox Shares transferred to New Tronox under the Schemes. Under the proposed Redomicile Transaction, New Tronox will issue a single class of New Tronox Shares.

The Redomicile Transaction eliminates the dual class shareholding and as such eliminates the need for separate shareholder approvals by two classes of shares previously required under the Tronox Constitution. Post the Redomicile Transaction, all New Tronox Shares will have equal voting power.

The treatment of outstanding options and restricted share units are explained in [Section 8.6] of this report.

8.4	Dividend policy

It is not expected that the Redomicile Transaction will have a material impact on the dividend policy of the Tronox Group.

8.5	Corporate governance and management

As outlined in [Section 6.4] of the Scheme Booklet, the Redomicile Transaction is not intended to result in any significant changes to the corporate governance or management of the Tronox Group. Post the Redomicile Transaction, New Tronox will reconstitute its board of directors so that the New Tronox Board is the same as the Board of Tronox immediately prior to implementation. The composition of the Tronox Board prior to the implementation of the Redomicile Transaction will depend on the following scenarios:

•	If the Cristal Transaction is consummated before the Scheme Record Date, Cristal Seller will become a Shareholder under the Cristal Transaction Agreement and will be permitted to nominate two Directors to the Tronox Board. Under this scenario, two existing Directors will retire to allow the appointment Cristal Seller’s nominations. Post the implementation of the Redomicile Transaction, New Tronox may elect to expand the size of the New Tronox Board to twelve members, thereby allowing for the appointment of the previously retired Tronox Board members whose retirement facilitated the appointment of Cristal nominated directors
•	If the Cristal Transaction is consummated post the Scheme Record Date, Cristal will have the right to nominate two members to the New Tronox Board. As previously explained, the New Tronox Articles will not include a restriction on the maximum number of members on the New Tronox Board

Additionally, New Tronox does not intend to make changes to the management team of the Tronox Group as a result of, or immediately following the implementation of the proposed Redomicile Transaction.

8.6	Management incentive arrangements

New Tronox intends to adopt the Tronox Management Equity Incentive Plan (MEIP) from the implementation of the Redomicile Transaction. As an UK domiciled company, modifications to Tronox MEIP may be required to compile with UK law. Tronox Human Resources and Compensation Committee has elected to replace interests under the Tronox MEIP with equivalent interests in respect to New Tronox as from the Implementation Date. MEIP comprise of Options and Restricted Share Units detailed in [Section7.6] of this report.

8.7	Shareholder rights and legal implications

If the Redomicile Transaction is approved, Class A Shareholders will no longer hold securities in an Australian domiciled entity as they will exchange these securities for beneficial interests in shares of a UK domiciled company, New Tronox. This will result in the New Tronox Articles replacing the Constitution of Tronox as the primary basis for governance of the Tronox Group, and the UK Companies Act being the applicable legislative framework.

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The Shareholder rights of New Tronox Shares will be similar to the rights of the existing Tronox Shares in many respects including the ability to receive dividends and to vote. However there are some important differences which we outline below.

Different takeover laws

As an Australian domiciled company, the takeover provisions of the Australian Corporations Act safeguard Tronox from certain control transactions. The Tronox Constitution provides Shareholders with further protection under the prohibited acquisitions provision. As a UK domiciled company, the UK Takeover Code will not apply to New Tronox as it fails to meet the residency test because directors will reside outside the UK. Furthermore, the prohibited acquisitions provision contained in the Tronox Constitution will not be replicated in the New Tronox’s Articles.

The New Tronox Articles will incorporate the protections of mandatory offer provisions, which are substantially similar to the UK Takeover Code. The mandatory offer provisions differ from those under Australian law and the prohibited acquisitions provision contained in the Tronox Constitution, however have a similar purpose in that they are designed to protect New Tronox Shareholders from passing control of New Tronox in an unfair manner. A comparison of the takeover laws and defence mechanisms applicable to Tronox and New Tronox is set out in [Annexure F] of the Scheme Booklet.

In addition, pursuant to the New Tronox Articles, the New Tronox Board has the ability to establish a Shareholder Rights Plan which will restrict ownership change in New Tronox Shares in order to protect New Tronox’s approximately US$4.1 billion of NOLs. New Tronox expects to be able to utilise a significant portion of the NOLs to offset its future taxable income and therefore reduce its federal income tax liabilities. Although not designed as an anti-takeover measure, a Shareholder Rights Plan will provide further protection for New Tronox Shareholders against control transactions. Details of a Shareholder Rights Plan is set out in [Section 4.6(b)] of the Scheme Booklet.

Share buybacks

In addition to dividend distributions, share buybacks are a means of providing a return to shareholders. Under Australian law, Tronox requires shareholder approval to buy back shares and relevant procedures are stipulated under Australian law.

Similarly, as a UK domiciled company, New Tronox is prohibited from buying back shares in the absence of shareholder approval.

In order to provide New Tronox with greater authority and flexibility to undertake share buybacks than the Tronox Constitution and Australian law currently permits, Tronox will adopt resolutions which authorise New Tronox to buy back New Tronox Shares on the NYSE prior to the implementation of the proposed Redomicile Transaction. Such authority will take effect post implementation of the Redomicile Transaction and will last for a period of five years. Buy back of New Tronox Shares will be performed via offmarket purchases and in accordance with procedures stipulated under UK law. A summary of the buyback mechanism provided under UK law is set out in [Annexure F] of the Scheme Booklet.

We recommend shareholders read [Annexure F] of the Scheme Booklet which provides a summary of differences between the rights of shareholders of New Tronox and Tronox.

8.8	Exxaro and New Exxaro Shareholder Agreement

In order to facilitate the Redomicile Transaction, Exxaro has agreed to enter into a New Exxaro Shareholder Agreement. Consistent with its current rights, under the new agreement and based on its current shareholding, Exxaro will have the right to nominate two of the nine directors to the New Tronox Board. Exxaro may appoint an additional director if the overall Board composition is increased to thirteen members. Details of the New Exxaro Shareholder Agreement are contained in [Annexure F] of the Scheme Booklet.

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Pursuant to the Exxaro Mineral Sands Transaction Completion Agreement, described in [Section 7.3.1] of this report, Tronox LLC, a wholly-owned subsidiary of Tronox has covenanted to pay Exxaro an amount equal to any South African capital gains tax assessed on Exxaro in respect of any profit arising to it on disposal of any of its New Tronox Shares where such tax would not have been assessed but for the Redomicile Transaction. Similarly, Exxaro has covenanted to pay to Tronox LLC an amount equal to any South African tax savings Exxaro realises from any tax relief that would not have arisen but for the Redomicile Transaction. Under the covenant, Tronox will ensure that from a tax perspective Exxaro is neither benefitted nor harmed from its disposal of New Tronox Shares. The amount of profit or losses will depend on two factors which makes estimating the quantum of potential payment under the respective covenants difficult and uncertain: Tronox’s share price on the Implementation Date and on the date when Exxaro disposes of any of its New Tronox Shares. Exxaro accrues no profit if the price of New Tronox’s Shares on the date of Exxaro’s disposal is equal to, or less than, the price on the Implementation Date. Exxaro will realise a loss if the price of New Tronox Shares decreases post implementation of the Redomicile Transaction. Tronox has estimated that, if Exxaro sells all of the New Tronox Shares it is expected to receive pursuant to the Class B Scheme post implementation, for every US$1.00 increase (or decrease) in share price between the Implementation Date and date of disposal, with respect to all of Exxaro’s ownership of New Tronox Shares, Tronox LLC will be obligated to pay (or receive) US$6.0 million.

8.9	New Cristal Shareholder Agreement

As previously explained in [Section 7.3.3], if the Cristal Transaction is consummated before the Scheme Record Date and Cristal Seller becomes a Shareholder in Tronox, Tronox, Cristal and Cristal Seller will enter into a Cristal Shareholder Agreement. Following the implementation of the Redomicile Transaction, a New Cristal Shareholder Agreement between New Tronox, Cristal and Cristal Seller will replace the Cristal Shareholder Agreement. The New Cristal Shareholder Agreement will largely replicate rights stipulated under the Cristal Shareholder Agreement, in particular Cristal will be entitled to nominate two Directors to the New Tronox Board post implementation of the Redomicile Transaction.

If the Cristal Transaction is consummated post the Scheme Record Date, Tronox, Cristal and Cristal Seller will enter into the New Cristal Shareholder Agreement.

A summary of the New Cristal Shareholder Agreement and its proposed form are described under [Annexure [x] and [x], respectively] of the Scheme Booklet.

8.10	Taxation implications of the Redomicile Transaction

If the Schemes become effective, it may trigger taxation consequences for certain shareholders. The below provides a general outline of the tax considerations from the perspective of Tronox Shareholders which are residents of the US, Australia and UK for taxation purposes.

For further detail regarding the Australian and US and UK taxation consequences of the Redomicile Transaction and in relation to the holding and disposal of New Tronox Shares, refer to [Section 7] of the Scheme Booklet.

Scheme Participants should consult their professional advisers on the tax implications of the Redomicile Transaction for their particular circumstances.

8.10.1	US tax implications for US residents

US Federal income tax consequences to US residents

US holders should not recognise any gain or loss for US federal income tax purposes upon receipt of New Tronox Shares as part of the Redomicile Transaction. The US holder should have an adjusted tax basis in the New Tronox Shares equal to the adjusted tax basis of the Shares surrendered. The holding period for the New Tronox Shares received should include the holding period for the Shares surrendered therefor.

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8.10.2	Australian tax implications for Australian Residents

Capital Gains Tax

The disposal of Shares by a Scheme Participant pursuant to the Schemes will constitute a capital gains tax (CGT) event for Australian taxation purposes. Rollover relief may be available for a Scheme Participant to disregard a capital gain which arises from this CGT event.

Consequences if CGT Script for Scrip Rollover Relief is chosen

If a Scheme Participant chooses Rollover Relief in light of capital gain, any capital gain arising on the disposal of their Shares in exchange for New Tronox Shares will be disregarded. The cost base of the New Tronox Shares is worked out by attributing to them, on a reasonable basis, the existing cost base of the Shares that they exchanged for the New Tronox Shares. The Acquisition date of the New Tronox Shares is taken to be the date when the Scheme Participant acquired the Shares that were exchanged for the New Tronox Shares.

Consequences if CGT Script for Scrip Rollover Relief is not chosen or does not apply

If a Scheme Participant has held their Shares for at least 12 months at the time of disposal, the discount capital gains provision may apply. Scheme Participants that are an individual or trustee will be taxed on one-half of the capital gain. Scheme Participants that are a trustee for a complying superannuation entity will be taxed on two-thirds of the capital gain.

If a Scheme Participant makes a capital loss from the disposal of Shares, the loss may be used to offset capital gains derived in the same or subsequent years of income.

8.10.3	Stamp duty and UK stamp duty reserve tax

Pursuant to the Schemes, neither the disposal of Tronox Shares by a Scheme Participant, nor the issue of New Tronox Shares to (i) the Clearance Nominee or (ii) the Affiliate Nominee (as nominee for CTCNA), should be chargeable to UK stamp duty or UK SDRT or Australian stamp duty. Refer to [Section 7.4] of the Scheme Booklet regarding potential UK stamp duty and SDRT consequences of transferring New Tronox Shares outside of the Clearance Nominee and the CTCNA depositary receipt system.

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Appendix 1 – KPMG Corporate Finance Disclosures

Qualifications

Our report has been prepared in accordance with professional standard APES 225 “Valuation Services” issued by the Accounting Professional & Ethical Standards Board (APESB). The individuals responsible for preparing this report on behalf of KPMG Corporate Finance are Adele Thomas, Ian Jedlin and Wanda Xu. Other staff have assisted in the preparation of the report. Adele is a member of Chartered Accountants Australia and New Zealand and holds Bachelor degrees in Commerce and Accounting. Ian is member of Chartered Accountants Australia and New Zealand, a Senior Fellow of the Financial Securities Institute of Australasia and holds a Master of Commerce from the University of New South Wales. Each has a significant number of years’ experience in the provision of corporate financial advice, including specific advice on valuations, mergers and acquisitions, as well as the preparation of expert reports.

Disclaimers

It is not intended that this report should be used or relied upon for any purpose other than KPMG Corporate Finance’s opinion as to whether the proposed Redomicile Transaction is in the best interests of Class A Shareholders. KPMG Corporate Finance expressly disclaims any liability to any Class A Shareholders who relies or purports to rely on the report for any other purpose and to any other party who relies or purports to rely on the report for any purpose whatsoever.

Other than this report, neither KPMG Corporate Finance nor the KPMG Partnership has been involved in the preparation of the Scheme Booklet or any other document prepared in respect of the proposed Redomicile Transaction. Accordingly, we take no responsibility for the content of the Scheme Booklet as a whole or other documents prepared in respect of the proposed Redomicile Transaction.

It is not the role of the Independent Expert to undertake the commercial and legal due diligence that a company, and its advisers may undertake. KPMG Corporate Finance provides no warranty as to the adequacy, effectiveness or completeness of the diligence process, which is outside our control, and beyond the scope of this report. We have assumed that the due diligence process was conducted in an adequate and appropriate manner.

Independence

KPMG Corporate Finance and the individuals responsible for preparing this report have acted independently.

In addition to the disclosures in our Financial Services Guide, it is relevant to a consideration of our independence that, during the course of this engagement, KPMG Corporate Finance provided draft copies of this report to management of Tronox for comment as to factual accuracy, as opposed to opinions which are the responsibility of KPMG Corporate Finance alone. Changes made to this report as a result of those reviews have not altered the opinions of KPMG Corporate Finance as stated in this report.

Consent

KPMG Corporate Finance consents to the inclusion of this report in the form and context in which it is included with the Scheme Booklet to be issued to the Class A shareholders of Tronox. Neither the whole nor the any part of this report nor any reference thereto may be included in any other document without the prior written consent of KPMG Corporate Finance as to the form and context in which it appears.

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Appendix 2 – Sources of information

In preparing this report we have been provided with and considered the following sources of information:

Publicly available information:

•	various company announcements
•	various broker and analyst reports
•	various press and media articles
•	financial information from Capital IQ
•	Tronox 2012 Shareholder Deed

Non-public information:

•	Draft Scheme Booklet, dated 19 December 2018
•	IFRS Pro Forma Financial Statements
•	Exxaro Transaction Overview
•	Tronox geographical shareholder report

In addition, we have had discussions with the management of Tronox.

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Part Two – Financial Services Guide

Dated 19 December 2018

What is a Financial Services Guide (FSG)?

This FSG is designed to help you to decide whether to use any of the general financial product advice provided by KPMG Financial Advisory Services (Australia) Pty Ltd ABN 43 007 363 215, Australian Financial Services Licence Number 246901 (of which KPMG Corporate Finance is a division) (KPMG Corporate Finance) and Ian Jedlin as an authorised representative of KPMG Corporate Finance, authorised representative number 404177 and Adele Thomas as an authorised representative of KPMG Corporate Finance, authorised representative number 404180 (Authorised Representative).

This FSG includes information about:
•	KPMG Corporate Finance and its Authorised Representative and how they can be contacted
•	the services KPMG Corporate Finance and its Authorised Representative are authorised to provide
•	how KPMG Corporate Finance and its Authorised Representative are paid
•	any relevant associations or relationships of KPMG Corporate Finance and its Authorised Representative
•
how complaints are dealt with as well as information about internal and external dispute resolution systems and how you can access them; and the compensation arrangements that KPMG Corporate Finance has in place.

The distribution of this FSG by the Authorised Representative has been authorised by KPMG Corporate Finance. This FSG forms part of an Independent Expert’s Report (Report) which has been prepared for inclusion in a disclosure document or, if you are offered a financial product for issue or sale, a Product Disclosure Statement (PDS). The purpose of the disclosure document or PDS is to help you make an informed decision in relation to a financial product. The contents of the disclosure document or PDS, as relevant, will include details such as the risks, benefits and costs of acquiring the particular financial product.

Financial services that KPMG Corporate Finance and the Authorised Representative are authorised to provide

KPMG Corporate Finance holds an Australian Financial Services Licence, which authorises it to provide, amongst other services, financial product advice for the following classes of financial products:

•	deposit and non-cash payment products;
•	derivatives;
•	foreign exchange contracts;
•	government debentures, stocks or bonds;
•	interests in managed investment schemes including investor directed portfolio services;
•	securities;
•	superannuation;
•	carbon units;
•	Australian carbon credit units; and
•	eligible international emissions units,

© 2018 KPMG Financial Advisory Services (Australia) Pty Ltd, an affiliate of KPMG. KPMG is an Australian partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. All rights reserved.

DRAFT

to retail and wholesale clients. We provide financial product advice when engaged to prepare a report in relation to a transaction relating to one of these types of financial products. The Authorised Representative is authorised by KPMG Corporate Finance to provide financial product advice on KPMG Corporate Finance’s behalf.

KPMG Corporate Finance and the Authorised Representative’s responsibility to you

KPMG Corporate Finance has been engaged by Tronox Limited (Client) to provide general financial product advice in the form of a Report to be included in Scheme Booklet (Document) prepared by Tronox in relation to proposed Redomicile Transaction (Transaction).

You have not engaged KPMG Corporate Finance or the Authorised Representative directly but have received a copy of the Report because you have been provided with a copy of the Document. Neither KPMG Corporate Finance nor the Authorised Representative are acting for any person other than the Client.

KPMG Corporate Finance and the Authorised Representative are responsible and accountable to you for ensuring that there is a reasonable basis for the conclusions in the Report.

General Advice

As KPMG Corporate Finance has been engaged by the Client, the Report only contains general advice as it has been prepared without taking into account your personal objectives, financial situation or needs.

You should consider the appropriateness of the general advice in the Report having regard to your circumstances before you act on the general advice contained in the Report.

You should also consider the other parts of the Document before making any decision in relation to the Transaction.

Fees KPMG Corporate Finance may receive and remuneration or other benefits received by our representatives

KPMG Corporate Finance charges fees for preparing reports. These fees will usually be agreed with, and paid by, the Client. Fees are agreed on either a fixed fee or a time cost basis. In this instance, the Client has agreed to pay KPMG Corporate Finance A$80,000 for preparing the Report. KPMG Corporate Finance and its officers, representatives, related entities and associates will not receive any other fee or benefit in connection with the provision of the Report.

KPMG Corporate Finance officers and representatives (including the Authorised Representative) receive a salary or a partnership distribution from KPMG’s Australian professional advisory and accounting practice (the KPMG Partnership). KPMG Corporate Finance’s representatives (including the Authorised Representative) are eligible for bonuses based on overall productivity. Bonuses and other remuneration and benefits are not provided directly in connection with any engagement for the provision of general financial product advice in the Report. Further details may be provided on request.

Referrals

Neither KPMG Corporate Finance nor the Authorised Representative pay commissions or provide any other benefits to any person for referring customers to them in connection with a Report.

© 2018 KPMG Financial Advisory Services (Australia) Pty Ltd, an affiliate of KPMG. KPMG is an Australian partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. All rights reserved.

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Associations and relationships

Through a variety of corporate and trust structures KPMG Corporate Finance is controlled by and operates as part of the KPMG Partnership. KPMG Corporate Finance’s directors and Authorised Representatives may be partners in the KPMG Partnership. The Authorised Representative is partner in the KPMG Partnership. The financial product advice in the Report is provided by KPMG Corporate Finance and the Authorised Representative and not by the KPMG Partnership.

From time to time KPMG Corporate Finance, the KPMG Partnership and related entities (KPMG entities) may provide professional services, including audit, tax and financial advisory services, to companies and issuers of financial products in the ordinary course of their businesses.

Complaints resolution

Internal complaints resolution process

If you have a complaint, please let either KPMG Corporate Finance or the Authorised Representative know. Formal complaints should be sent in writing to The Complaints Officer, KPMG, PO Box H67, Australia Square, Sydney NSW 1213. If you have difficulty in putting your complaint in writing, please telephone the Complaints Officer on 02 9335 7000 and they will assist you in documenting your complaint.

Written complaints are recorded, acknowledged within 5 days and investigated. As soon as practical, and not more than 45 days after receiving the written complaint, the response to your complaint will be advised in writing.

External complaints resolution process

If KPMG Corporate Finance or the Authorised Representative cannot resolve your complaint to your satisfaction within 45 days, you can refer the matter to the Financial Ombudsman Service (FOS). FOS is an independent company that has been established to provide free advice and assistance to consumers to help in resolving complaints relating to the financial services industry.

Further details about FOS are available at the FOS website www.fos.org.au or by contacting them directly at:

Address:	Financial Ombudsman Service Limited, GPO Box 3, Melbourne Victoria 3001
Telephone:	1800 367 287
Facsimile:	(03) 9613 6399
Email:	info@fos.org.au.

The Australian Securities and Investments Commission also has a freecall infoline on 1300 300 630 which you may use to obtain information about your rights.

Compensation arrangements

KPMG Corporate Finance has professional indemnity insurance cover as required by the Corporations Act 2001(Cth).

© 2018 KPMG Financial Advisory Services (Australia) Pty Ltd, an affiliate of KPMG. KPMG is an Australian partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. All rights reserved.

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Contact Details

You may contact KPMG Corporate Finance or the Authorised Representative using the contact details:

KPMG Corporate Finance
A division of KPMG Financial Advisory Services (Australia) Pty Ltd
Level 38, Tower Three, International Towers Sydney
300 Barangaroo Avenue
Sydney NSW 2000

PO Box H67
Australia Square
NSW 1213
Telephone:	(02) 9335 7000
Facsimile:	(02) 9335 7200

Adele Thomas / Ian Jedlin
C/O KPMG
PO Box H67
Australia Square
NSW 1213
Telephone:	(02) 9335 7000
Facsimile:	(02) 9335 7000

© 2018 KPMG Financial Advisory Services (Australia) Pty Ltd, an affiliate of KPMG. KPMG is an Australian partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. All rights reserved.

ANNEXURE M

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2018
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                    to

1-35573
(Commission file number)

TRONOX LIMITED
(ACN 153 348 111)
(Exact Name of Registrant as Specified in its Charter) extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Western Australia, Australia	98-1026700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
263 Tresser Boulevard, Suite 1100	Lot 22, Mason Road,
Stamford, Connecticut 06901	Kwinana Beach, WA, 6167 Australia

Registrant’s telephone number, including area code: (203) 705-3800

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐ No ☒

Indicate by check mark whether the Registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☒ No  ☐

As of October 31, 2018, the Registrant had 94,204,565 Class A ordinary shares and 28,729,280 Class B ordinary shares outstanding.

Item 1.	Financial Statements (Unaudited)

TRONOX LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Millions of U.S. dollars, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net sales	$456	$435	$1,390	$1,234
Cost of goods sold	335	329	1,010	970
Gross profit	121	106	380	264
Selling, general and administrative expenses	(62)	(59)	(217)	(184)
Restructuring	—	—	—	1
Impairment loss	(6)	—	(31)	—
Income from operations	53	47	132	81
Interest expense	(47)	(47)	(144)	(140)
Interest income	8	3	23	5
Loss on extinguishment of debt	—	(28)	(30)	(28)
Other income (expense), net	7	8	27	(3)
Income (loss) from continuing operations before income taxes	21	(17)	8	(85)
Income tax (provision) benefit	(6)	(11)	16	(10)
Net income (loss) from continuing operations	15	(28)	24	(95)
Loss from discontinued operations, net of tax	—	(213)	—	(179)
Net income (loss)	15	(241)	24	(274)
Net income attributable to noncontrolling interest	9	6	26	11
Net income (loss) attributable to Tronox Limited	$6	$(247)	$(2)	$(285)
Net income (loss) per share, basic:
Continuing operations	$0.05	$(0.28)	$(0.01)	$(0.89)
Discontinued operations	$—	$(1.79)	$—	$(1.51)
Net income (loss) per share, basic	$0.05	$(2.07)	$(0.01)	$(2.40)
Net income (loss) per share, diluted:
Continuing operations	$0.05	$(0.28)	$(0.01)	$(0.89)
Discontinued operations	$—	$(1.79)	$—	$(1.51)
Net income (loss) per share, diluted	$0.05	$(2.07)	$(0.01)	$(2.40)
Weighted average shares outstanding, basic (in thousands)	123,121	119,405	122,850	118,908
Weighted average shares outstanding, diluted (in thousands)	126,302	119,405	122,850	118,908
Cash dividends per share, Class A and Class B	$0.045	$0.045	$0.135	$0.135

See accompanying notes to unaudited condensed consolidated financial statements.

TRONOX LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(Unaudited)
(Millions of U.S. dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income (loss)	$15	$(241)	$24	$(274)
Other comprehensive income:
Foreign currency translation adjustments	(33)	(36)	(159)	22
Pension and postretirement plans:
Amortization of unrecognized actuarial losses, net of taxes of less than $1 million in each of the three and nine months ended September 30, 2018 and 2017	—	1	2	2
Settlement gain reclassified from accumulated other comprehensive loss	(3)		(3)
Impact of transfer of Alkali pension obligation upon sale (no tax impact)	—	5	—	5
Unrealized gains (losses) on derivative financial instruments (no tax impact)	1	—	1	(3)

Other comprehensive (loss) income	(35)	(30)	(159)	26

Total comprehensive (loss)	(20)	(271)	(135)	(248)

Comprehensive (loss) income attributable to noncontrolling interest:
Net income	9	6	26	11
Foreign currency translation adjustments	(9)	(10)	(40)	3
Comprehensive (loss) income attributable to noncontrolling interest	—	(4)	(14)	14

Comprehensive (loss) attributable to Tronox Limited	$(20)	$(267)	$(121)	$(262)

See accompanying notes to unaudited condensed consolidated financial statements.

TRONOX LIMITED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Millions of U.S. dollars, except share and per share data)

	September 30, 2018	December 31, 2017

ASSETS
Current Assets
Cash and cash equivalents	$1,077	$1,116
Restricted cash	659	653
Accounts receivable, net of allowance for doubtful accounts	326	329
Inventories, net	475	473
Prepaid and other assets	59	60
Income taxes receivable	8	8
Total current assets	2,604	2,639
Noncurrent Assets
Property, plant and equipment, net	1,014	1,115
Mineral leaseholds, net	809	885
Intangible assets, net	182	198
Inventories, net	—	3
Deferred tax assets	43	1
Other long-term assets	62	23
Total assets	$4,714	$4,864

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$155	$165
Accrued liabilities	154	163
Long-term debt due within one year	22	22
Income taxes payable	15	3
Total current liabilities	346	353

Noncurrent Liabilities
Long-term debt, net	3,143	3,125
Pension and postretirement healthcare benefits	91	103
Asset retirement obligations	75	79
Long-term deferred tax liabilities	162	171
Other long-term liabilities	18	18
Total liabilities	3,835	3,849

Commitments and Contingencies
Shareholders’ Equity
Tronox Limited Class A ordinary shares, par value $0.01 — 94,282,967 shares issued and 94,201,511 shares outstanding at September 30, 2018 and 92,717,935 shares issued and 92,541,463 shares outstanding at December 31, 2017	1	1
Tronox Limited Class B ordinary shares, par value $0.01 — 28,729,280 issued and outstanding at September 30, 2018 and December 31, 2017	—	—
Capital in excess of par value	1,574	1,558
Accumulated deficit	(346)	(327)
Accumulated other comprehensive loss	(522)	(403)
Total Tronox Limited shareholders’ equity	707	829
Noncontrolling interest	172	186
Total equity	879	1,015
Total liabilities and equity	$4,714	$4,864

See accompanying notes to unaudited condensed consolidated financial statements.

TRONOX LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Millions of U.S. dollars)

	Nine Months Ended September 30,
	2018	2017
Cash Flows from Operating Activities:
Net income (loss)	$24	$(274)
Loss from discontinued operations, net of tax	—	(179)
Net income (loss) from continuing operations	$24	$(95)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities, continuing operations:
Depreciation, depletion and amortization	145	136
Deferred income taxes	(29)	8
Share-based compensation expense	16	26
Amortization of deferred debt issuance costs and discount on debt	9	9
Pension and postretirement healthcare benefit expense	2	2
Loss on extinguishment of debt	30	28
Impairment losses	31	—
Other non-cash affecting net income (loss)	(1)	19
Contributions to employee pension and postretirement plans	(14)	(18)
Changes in assets and liabilities:
Increase in accounts receivable, net	(20)	(29)
(Increase) decrease in inventories, net	(38)	46
Increase in prepaid and other assets	(1)	(16)
Decrease in accounts payable and accrued liabilities	(15)	(27)
Increase in taxes payable	12	—
Other, net	(8)	5
Cash provided by operating activities, continuing operations	143	94

Cash Flows from Investing Activities:
Capital expenditures	(83)	(63)
Proceeds from the sale of business	1	1,325
Loans	(39)	—
Cash (used in) provided by investing activities, continuing operations	(121)	1,262

Cash Flows from Financing Activities:
Repayments of long-term debt	(600)	(2,342)
Repayments of short-term debt	—	(150)
Proceeds from long-term debt	615	2,589
Call premium paid	(22)	(14)
Debt issuance costs	(10)	(36)
Proceeds from the exercise of options and warrants	6	1
Dividends paid	(17)	(17)
Restricted stock and performance-based shares settled in cash for withholding taxes	(6)	(11)
Cash used in financing activities, continuing operations	(34)	20

Discontinued Operations:
Cash provided by operating activities	—	107
Cash used in investing activities	—	(25)
Net cash flows provided by discontinued operations	—	82

Effects of exchange rate changes on cash and cash equivalents and restricted cash	(21)	2
Net (decrease) increase in cash, cash equivalents and restricted cash	(33)	1,460
Cash, cash equivalents and restricted cash at beginning of period	1,769	251
Cash, cash equivalents and restricted cash at end of period, continuing operations	$1,736	$1,711

See accompanying notes to unaudited condensed consolidated financial statements.

TRONOX LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Millions of U.S. dollars, except share, per share and metric tons data or unless otherwise noted)

1.	The Company

Tronox Limited (referred to as “Tronox,” “we,” “us,” or “our”) is a public limited company registered under the laws of the State of Western Australia. We are a global leader in the production and marketing of titanium bearing mineral sands and titanium dioxide (“TiO2 ”) pigment. Through the exploration, mining and beneficiation of mineral sands deposits, we produce titanium feedstock (including chloride slag, slag fines, rutile, synthetic rutile and leucoxene) and its coproducts, pig iron and zircon. Titanium feedstock is primarily used to manufacture TiO2 , a pigment used in the manufacture of paint and plastics. Zircon, a hard, glossy mineral, is used for the manufacture of ceramics, refractories, TV screen glass, and a range of other industrial and chemical products. Pig iron is a metal material used in the steel and metal casting industries to create wrought iron, cast iron, and steel.

We have global operations in North America, Europe, South Africa, and the Asia-Pacific region. We classify our business into one reportable segment, TiO2 , in which we operate three pigment production facilities at the following locations: Hamilton, Mississippi; Botlek, the Netherlands; and Kwinana, Western Australia. We also operate three separate mining operations: KwaZulu-Natal (“KZN”) Sands and Namakwa Sands both located in South Africa and Cooljarloo located in Western Australia.

On February 21, 2017, we entered into a definitive agreement with The National Titanium Dioxide Company Ltd., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), and Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organized under the laws of the Netherlands and a wholly owned subsidiary of Cristal (“Seller”), to acquire the TiO2 business of Cristal for $1.673 billion of cash, subject to a working capital adjustment at closing, plus 37,580,000 Class A Shares (the “Cristal Transaction”). On October 2, 2017, at a special meeting of shareholders, the Company’s shareholders approved a resolution to issue 37,580,000 Class A Shares to the Seller in connection with the acquisition of Cristal’s TiO2 business. Based on the status of outstanding regulatory approvals in the United States and European Union described below, on March 1, 2018, we entered into an amendment to the definitive agreement that extended the termination date under such definitive agreement to June 30, 2018, with automatic 3-month extensions to March 31, 2019, if necessary.

We have received final approval from eight of the nine regulatory jurisdictions whose approvals are required to close the Cristal Transaction and are still seeking approval from the U.S. Federal Trade Commission (“FTC”).

With respect to the FTC, on December 5, 2017 the FTC filed an administrative complaint against us, Cristal and certain of Cristal’s subsidiaries and shareholders alleging that the Cristal Transaction would violate Section 7 of the Clayton Antitrust Act and Section 5 of the FTC Act. The administrative complaint seeks, among other things, a permanent injunction to prevent the transaction from being completed. On June 27, 2018, the evidentiary phase of the FTC’s administrative action before the FTC’s administrative law judge concluded. The FTC’s administrative law judge is expected to rule on the FTC’s complaint during the fourth quarter of 2018.

On July 10, 2018, we received notice that the FTC had filed a complaint against us in the U.S. District Court in the District of Columbia (the “U.S. District Court”). The complaint alleged that Tronox’s pending acquisition of the TiO2 business of Cristal would violate antitrust laws by significantly reducing competition in the North American market for chloride-process TiO2 . The trial in U.S. District Court commenced on August 7, 2018 and on September 5, 2018, the U.S. District Court granted the FTC a preliminary injunction blocking Tronox’s pending acquisition of Cristal’s TiO2 business.

With respect to the European Commission (“EC”), on July 4, 2018 we received approval from the EC, conditional upon divestiture of our 8120 paper-laminate product grade (the “8120 Grade”) on or prior to November 19, 2018. The 8120 Grade is supplied to European customers from our Botlek facility in the Netherlands. On July 16, 2018, we announced the submittal to the European Commission of an executed definitive agreement with Venator Materials PLC (“Venator”) to divest the 8120 Grade and on August 20, 2018, the EC approved the Cristal transaction based on the conclusion that Venator is a suitable buyer of the 8120 Grade.

In addition to seeking the divestiture of the 8120 Grade to Venator, we also announced on July 16, 2018 that we had entered into a binding Memorandum of Understanding (“MOU”) providing for the negotiation in good faith of a definitive agreement to sell the entirety of Cristal’s Ashtabula, Ohio two-plant TiO2 production complex

(“Ashtabula”) to Venator if a divestiture of all or a substantial part of Ashtabula is required to secure final regulatory approval in the United States of the proposed Cristal acquisition. The MOU granted Venator exclusivity for a period of 75 days to negotiate a definitive agreement for the sale of the entirety of the Ashtabula complex while Tronox continued to vigorously defend the merits of the transaction in a preliminary injunction hearing in the U.S. District Court brought against us by the FTC and described above. On October 1, 2018, we announced that the 75-day exclusivity period under the MOU with Venator had expired without the two companies agreeing on the terms of the divestiture by Tronox to Venator of the Ashtabula production complex. Upon expiration of the exclusivity period with Venator the Company commenced discussions with a global chemical company not currently in the TiO2 industry concerning a potential purchase of Cristal’s Ashtabula complex. The Company, Cristal, and the prospective buyer are engaged in on-going discussions with the FTC regarding the terms and conditions of a potential remedial transaction that would allow the Company’s acquisition of Cristal to proceed with a divestiture of the Ashtabula complex.

In addition, the MOU provides for a $75 million break fee if, among other things, the parties, despite negotiating in good-faith and in conformity with the terms in the MOU, do not reach a definitive agreement for the sale of Ashtabula, and Tronox is able to consummate both the Cristal transaction and the paper-laminate grade divestiture to Venator is completed to obtain final European Commission approval.

On May 9, 2018, we entered into an Option Agreement (the “Option Agreement”) with Advanced Metal Industries Cluster Company Limited (“AMIC”) pursuant to which AMIC granted us an option (the “Option”) to acquire 90% of a special purpose vehicle (the “SPV”), to which AMIC’s ownership in a titanium slag smelter facility (the “Slagger”) in The Jazan City for Primary and Downstream Industries in the Kingdom of Saudi Arabia (“KSA”) will be contributed together with $322 million of indebtedness currently held by AMIC (the “AMIC Debt”). The execution of the Option Agreement occurred shortly after we entered into a Technical Services Agreement (the “Technical Services Agreement”) with AMIC pursuant to which we agreed to immediately commence providing technical assistance to AMIC to facilitate the start-up of the Slagger. National Industrialization Company and Cristal each own 50% of AMIC. The strategic intent of the Option Agreement and Technical Services Agreement is to enable us to further optimize the vertical integration between our TiO2 pigment production and TiO2 feedstock production after the closing of the Cristal Transaction. Pursuant to the Option Agreement and during its term, we agreed to lend AMIC and, upon the creation of the SPV, the SPV up to $125 million for capital expenditures and operational expenses intended to facilitate the start-up of the Slagger. Such funds may be drawn down by AMIC and the SPV, as the case may be, on a quarterly basis as needed based on a budget reflecting the anticipated needs of the Slagger start-up. The obligation to fund up to $125 million is contingent on our continued reasonable belief that such amounts will be sufficient (in addition to any amounts supplied by AMIC) to bring the Slagger up to certain sustained production levels. If we do not acquire the Slagger, the loans mature with both interest and principal due on the date that is eighteen months from the termination of the Option Agreement. Pursuant to the Option Agreement, subject to certain conditions, we may exercise the Option at any time on or prior to May 9, 2023. If the Slagger achieves certain production criteria related to sustained quality and tonnage of slag produced (and the other conditions referenced above are satisfied), AMIC may require us to acquire the Slagger (the “Put”). If the Option or Put is exercised, we will acquire a 90% ownership interest in the SPV. During the nine months ended September 30, 2018, we loaned $39 million for capital expenditures and operational expenses to facilitate the start-up of the Slagger and we have recorded this loan payment within Other long-term assets on the unaudited Condensed Consolidated Balance Sheet at September 30, 2018. An additional $25 million was loaned on October 1, 2018. The Option and the Put did not have a significant impact on the financial statements as of or for the periods ended September 30, 2018.

On March 8, 2017, Exxaro Resources Limited (“Exxaro”) announced its intention to begin pursuing a path to monetize its ownership stake in Tronox over time. On October 10, 2017, Exxaro sold 22,425,000 Class A ordinary shares (“Class A Shares”) in an underwritten registered offering. At September 30, 2018 and December 31, 2017, Exxaro held approximately 23% and 24%, respectively, of the voting securities of Tronox Limited. Presently, Exxaro intends to sell the remainder of its Tronox shares in a staged process over time pursuant to the existing registration statement, subject to market conditions. An ownership change as defined under IRC Section 382 could substantially limit our ability to use certain loss and expense carryforwards. See Note 5 for additional information on ownership change under IRC Section 382 and see Note 19 for additional information regarding Exxaro transactions. Exxaro also has a 26% ownership interest in certain of our other non-operating subsidiaries.

Basis of Presentation

The accompanying condensed consolidated financial statements are unaudited and have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission regarding interim financial reporting.

Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America (“U.S. GAAP”) for complete financial statements and should be read in conjunction with the audited consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2017. The unaudited Condensed Consolidated Balance Sheet as of December 31, 2017 was derived from audited financial statements but does not include all disclosures required by U.S. GAAP.

In management’s opinion, the accompanying unaudited condensed consolidated financial statements reflect all adjustments, which are of a normal recurring nature, considered necessary for a fair statement. Our unaudited condensed consolidated financial statements include the accounts of all majority-owned subsidiary companies. All intercompany balances and transactions have been eliminated in consolidation. As a result of the sale of our wholly owned subsidiary Tronox Alkali Corporation (“Alkali”) in the third quarter of 2017, the results of Alkali have been presented as discontinued operations for the three and nine months ended September 30, 2017. See Note 3 for additional information.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. It is at least reasonably possible that the effect on the financial statements of a change in estimate due to one or more future confirming events could have a material effect on the financial statements.

Revisions

In our Form 10-Q filed for the period ended March 31, 2018, we disclosed that we revised our long-term debt due within one year and long-term debt, net at December 31, 2017, in our unaudited Condensed Consolidated Balance Sheet. Our long-term debt due within one year had been understated by $5 million with a corresponding overstatement in our long-term debt, net.

In our Form 10-Q filed for the period ended June 30, 2018, we identified certain current assets of $7 million which we had included in “Accounts receivable, net of allowance for doubtful accounts” that should have been included in “Prepaid and other assets” in the Consolidated Balance Sheet at December 31, 2017. We have revised this amount in the unaudited Condensed Consolidated Balance Sheets presented herein.

During the third quarter of 2017, we completed the sale of our wholly owned subsidiary, Tronox Alkali Corporation (“Alkali”), to Genesis Energy, L.P. As part of the calculation of the loss on the sale, during the third quarter of 2017, we reclassified $5 million of Alkali transactional expenses that we had incurred in the six months ended June 30, 2017 from continuing operations and included such amounts in the loss on sale calculation within the results of discontinued operations. Although the Condensed Consolidated Statement of Operations for the nine months ended September 30, 2017 is not impacted, when the results were restated in the third quarter of 2017 to present Alkali as discontinued operations for the previous periods, income from the operations was overstated by the $5 million of transactional expenses for the third quarter ended September 30, 2018. As a result, we have revised the results of the third quarter of 2017 as follows:

•	Income from operations decreased from a $52 million to $47 million;
•	Net loss from continuing operations increased from $25 million to $28 million;
•	Loss from discontinued operations, net of tax decreased from $216 million to $213 million;
•	Basic and diluted net loss per share from continuing operations increased from $0.26 to $0.28; and
•	Basic and diluted net loss per share from discontinued operations decreased from $1.81 to $1.79.

The Company has concluded that the impact of these revisions are not material to the consolidated financial statements for any prior quarterly period impacted.

Out of Period Adjustment

During the three months ended September 30, 2018, we recognized a $3 million settlement gain in Other income (expense), net in the unaudited Condensed Statement of Operations related to our U.S. postretirement medical plan which was eliminated effective January 1, 2015. This amount had been deferred in Accumulated other comprehensive loss in the unaudited Condensed Consolidated Balance Sheet pending satisfaction of certain settlement obligations by us. Based on additional information provided, we concluded this gain should have been recognized during the first quarter of 2015 as all the obligations required for settlement accounting had been satisfied by that date. The Company has concluded that the impact of this out of period adjustment is not material to the consolidated financial statements for any prior quarterly or annual period impacted or to the current quarter or the full year 2018 financial statements. See Note 18 for additional information.

Recently Adopted Accounting Pronouncements

In May 2017, the FASB issued ASU 2017-09, Compensation—Stock Compensation (Topic 718): Scope of Modification Accounting (“ASU 2017-09”), which clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. Under ASU 2017-09, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. On January 1, 2018, we adopted the new standard, and during the second quarter of 2018, we applied the guidance under the new standard for a modification to a share-based payment award. See Note 17 for additional information.

In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”), which requires employers to present the service cost component of the net periodic benefit cost in the same income statement line item(s) as other employee compensation costs arising from service rendered during the period. In addition, under the new guidance, only the service cost component of net periodic pension costs and net periodic postretirement costs are eligible for capitalization in assets. Other components must be presented separately from the line item(s) that include the service cost and outside of operating income. As a result of our adopting ASU 2017-07 during the first quarter of 2018, we reclassified pension and postretirement healthcare benefit costs of less than $1 million and $2 million, respectively, for the three and nine months ended September 30, 2017 from “Income (loss) from operations” to “Other income (expense), net” in our unaudited Condensed Consolidated Statements of Operations.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”), which requires that the reconciliation of the beginning-of-period and end-of period amounts shown in the statement of cash flows include restricted cash and restricted cash equivalents. ASU 2016-18 does not define restricted cash or restricted cash equivalents, but an entity will need to disclose the nature of the restrictions. We adopted ASU 2016-18 during the first quarter of 2018. Restricted cash includes $659 million and $651 million as of September 30, 2018 and December 31, 2017, respectively, related to the Blocked Term Loan. See Note 12. Restricted cash also includes $2 million at December 31, 2017 required by our performance bonds issued for our energy supply contracts in Australia.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) which states that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Topic 606 supersedes the revenue recognition requirements under Revenue Recognition (Topic 605). On January 1, 2018, we adopted the new standard using the modified retrospective approach applied to contracts that were not completed as of January 1, 2018. The adoption of this new standard did not have a material impact to our unaudited condensed consolidated financial statements. No adjustment to the opening balance of retained earnings at January 1, 2018 was required. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting under Topic 605. See Note 2 for additional information.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”) which includes a lessee accounting model that recognizes two types of leases - finance leases and operating leases. The standard requires that a lessee recognize on the balance sheet assets and liabilities for leases with lease terms of more than 12 months. The recognition, measurement and presentation of expenses and cash flows arising from a lease by a lessee will depend on its classification as a finance or an operating lease. The standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. The new standard, as originally issued would have required adoption using a modified retrospective transition to apply the new guidance at the beginning of the earliest comparative period presented. In July 2018, the FASB issued an alternative method that permits application of the new guidance at the beginning of the year of adoption, recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. We plan to elect the cumulative-effect adjustment approach to apply the new standard. Based on our lease portfolio, we currently anticipate recognizing a lease liability and related right-of-use asset on our balance sheet of approximately $23 million and $20 million, respectively, with an immaterial impact on our income statement compared to the current lease accounting model, and therefore, no material cumulative effect adjustment is expected at the adoption date. However, the ultimate impact of the standard will depend on our lease portfolio as of the adoption date. Additionally, we are implementing an enterprise-wide lease management system to assist in the accounting, and are evaluating additional changes to our processes and internal controls to ensure we meet the standard’s reporting and disclosure requirements. These changes will be effective January 1, 2019.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard modifies the disclosure requirements in Topic 820, Fair Value Measurement, by: removing certain disclosure requirements related to the fair value hierarchy; modifying existing disclosure requirements related to measurement uncertainty; and adding new disclosure requirements, such as disclosing the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and disclosing the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. This standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, with early adoption permitted. We are currently evaluating the effect, if any, that the standard will have on our disclosures.

In August 2018, the FASB also issued ASU 2018-14, Compensation - Retirement Benefits - Defined Benefit Plans - General (Topic 715-20): Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans. The standard modifies the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans by removing and adding certain disclosures for these plans. The eliminated disclosures include (a) the amounts in accumulated OCI expected to be recognized in net periodic benefit costs over the next fiscal year, (b) the amount and timing of plan assets expected to be returned to the employer, and (c) the effects of a one-percentage-point change in assumed health care cost trend rates on the net periodic benefit costs and the benefit obligation for postretirement health care benefits. The new disclosures include the interest crediting rates for cash balance plans and an explanation of significant gains and losses related to changes in benefit obligations. This standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. We are currently evaluating the effect, if any, that the standard will have on our disclosures.

2.	Revenue

Nature of Contracts and Performance Obligations

We primarily generate revenue from selling TiO2 pigment products, products derived from titanium bearing mineral sands and related co-products, primarily zircon and pig iron, to our customers. These products are used for the manufacture of paints, coatings, plastics, paper, and a wide range of other applications. We account for a contract with our customer when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and collectability of consideration is probable.

Our promise in a contract typically relates to the transferring of a product or multiple distinct products that are substantially the same and that have the same pattern of transfer, representing a single performance obligation within a contract. We have elected to account for shipping and handling activities that occur after control of the products has transferred to the customer as contract fulfillment activities, rather than a separate performance obligation. Amounts billed to a customer in a sales transaction related to shipping and handling activities continue to be reported as “Net sales” and related costs as “Cost of goods sold” in the unaudited Condensed Consolidated Statements of Operations.

The duration of our contract period is one year or less. As such, we have elected to recognize incremental costs incurred to obtain contracts, which primarily consist of commissions paid to third-party sales agents, as “Selling, general and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations. Furthermore, we have elected not to disclose the value of unsatisfied performance obligations at each period end, given the original expected duration of our contracts are one year or less.

Transaction Price

Revenue is measured as the amount of consideration that we expect to be entitled in exchange for transferring products to the customer. The transaction price typically consists of fixed cash consideration. We also offer various incentive programs to our customers, such as rebates, discounts, and other price adjustments that represent variable consideration. We estimate variable consideration and include such consideration amounts in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Our estimates of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of our anticipated performance and all information (historical, current and forecasted) that is reasonably available to us. We adjust our estimate of revenue at the earlier of when the amount of consideration we expect to receive changes or when the consideration becomes fixed. Sales returns rarely happen in our business, therefore it is unlikely that a significant reversal of revenue will occur.

Sales and similar taxes we collect on behalf of governmental authorities are excluded from the transaction price for the determination of revenue. The expected costs associated with product warranties continue to be recognized as expense when the products are sold. Customer payment terms and conditions vary by contract and customer, although the timing of revenue recognition typically does not differ from the timing of invoicing. Additionally, as we generally do not grant extended payment terms, we have determined that our contracts generally do not include a significant financing component.

Revenue Recognition

We recognize revenue at a point in time when the customer obtains control of the promised products. For most transactions this occurs when products are shipped from our manufacturing facilities or at a later point when control of the products transfers to the customer at a specified destination or time.

Contract Balances

Contract assets represent our rights to consideration in exchange for products that have transferred to a customer when the right is conditional on situations other than the passage of time. For products that we have transferred to our customers, our rights to the consideration are typically unconditional and only the passage of time is required before payments become due. These unconditional rights are recorded as accounts receivable. As of September 30, 2018, and December 31, 2017, we did not have material contract asset balances.

Contract liabilities represent our obligations to transfer products to a customer for which we have received consideration from the customer. Infrequently we may receive advance payment from our customers that is accounted for as deferred revenue. Deferred revenue is earned when control of the product transfers to the customer, which is typically within a short period of time from when we received the advanced payment. Contract liability balances as of September 30, 2018 and December 31, 2017 were less than $1 million and $3 million, respectively. Contract liability balances were reported as “Accounts payable” in the unaudited Condensed Consolidated Balance Sheets. All contract liabilities as of December 31, 2017 were recognized as revenue in “Net sales” in the unaudited Condensed Consolidated Statements of Operations during the first quarter of 2018.

Disaggregation of Revenue

We operate under one operating and reportable segment, TiO2. See Note 20 for details. We disaggregate our revenue from contracts with customers by product type and geographic area. We believe this level of disaggregation appropriately depicts how the nature, amount, timing and uncertainty of our revenue and cash flows are affected by economic factors and reflects how our business is managed.

Net sales to external customers by geographic areas where our customers are located were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
North America	$175	$149	$505	$426
South and Central America	21	15	58	42
Europe, Middle-East and Africa	118	132	413	367
Asia Pacific	142	139	414	399
Total net sales	$456	$435	$1,390	$1,234

Net sales from external customers for each similar type of product were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Pigment	$315	$316	$1,002	$894
Zircon	72	53	211	141
Pig iron	23	18	62	42
Feedstock and other products	36	37	78	117
Electrolytic	10	11	37	40
Total net sales	$456	$435	$1,390	$1,234

Feedstock and other products mainly include rutile prime, ilmenite, Chloride (“CP”) slag and other mining products. Electrolytic products mainly include electrolytic manganese dioxide and boron. On March 21, 2018, we announced that we entered into an agreement to sell our Electrolytic operations and on September 1, 2018 the sale was completed. See Note 4. The nature, amount, timing and uncertainty of revenue and cash flows typically do not differ significantly among different products.

3.	Discontinued Operations

In the third quarter of 2017, we completed the previously announced sale of our wholly owned subsidiary, Alkali, to Genesis Energy, L.P.. Sales, costs and expenses and income taxes attributable to Alkali for the three and nine months ended September 30, 2017 have been aggregated in a single caption entitled “Income (loss) from discontinued operations, net of tax” in our unaudited Condensed Consolidated Statement of Operations.

Alkali, which was previously one of our two operating and reportable segments, included certain allocated corporate costs which have been reallocated to Corporate. The amount of allocated corporate costs was $1 million and $3 million, respectively for the three months and nine months ended September 30, 2017.

The following table presents the major classes of line items constituting the “Income from discontinued operations, net of tax” in our unaudited Condensed Consolidated Statements of Operations:

	Three Months ended September 30, 2017	Nine Months ended September 30, 2017
Net sales	$129	$521
Cost of goods sold	113	448
Selling, general and administrative expense	(1)	(18)
Restructuring expense	—	(1)
Interest and debt expenses, net	—	1
Income before income taxes	15	55
Income tax benefit (provision)	5	(1)
Loss on sale of discontinued operations, no tax impact	(233)	(233)
Loss from discontinued operations, net of tax	$(213)	$(179)

4.	Asset Sale

On September 1, 2018, Tronox LLC, our indirect wholly owned subsidiary sold to EMD Acquisition LLC certain of the assets and liabilities of our Henderson Electrolytic Operations based in Henderson, Nevada (the “Henderson Electrolytic Operations”), a component of our TiO2 segment, for $1.3 million in cash and a Secured Promissory Note of $4.7 million which is recorded in Prepaid and other assets on the unaudited Condensed Consolidated Balance Sheet. The Secured Promissory Note is collateralized by the working capital of the Henderson Electrolytic Operations. The principal and any accrued interest outstanding under this Secured Promissory Note is payable in full no later than August 31, 2019. The total pre-tax loss on the sale of $31 million has been recorded in “Impairment losses” in the unaudited Condensed Consolidated Statements of Operations.

The Purchase Agreement with EMD Acquisition LLC contemplated cash consideration of $13 million, subject to certain working capital adjustments. When we entered into the Purchase Agreement during the first quarter of 2018, we recorded a total pre-tax charge of $25 million for the expected loss on sale of the assets comprising the Henderson Electrolytic Operations. The expected loss on sale included an impairment charge of $15 million for the long-lived assets of the Henderson Electrolytic Operations and an additional loss of $10 million for the difference between the estimated value of Henderson Electrolytic Operations net assets to be delivered at closing and the expected net proceeds.

On August 31, 2018, we agreed to amend the Purchase Agreement with EMD Acquisition LLC reducing the sale proceeds to $1.3 million in cash and the issuance of a Secured Promissory Note of $4.7 million. As a result of the amendment to the Purchase Agreement, we recorded an additional pre-tax charge of $6 million during the third quarter of 2018.

5.	Income Taxes

Our operations are conducted through our various subsidiaries in a number of countries throughout the world. We have provided for income taxes based upon the tax laws and rates in the countries in which operations are conducted and income is earned.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Income tax (provision) benefit	$(6)	$(11)	$16	$(10)
Income (loss) before income taxes	$21	$(17)	$8	$(85)
Effective tax rate	29%	(65)%	(200)%	(12)%

During the three months ended March 31, 2017, Tronox Limited, the public parent which is registered under the laws of the State of Western Australia, became managed and controlled in the United Kingdom (“U.K.”). The effective tax rate for the three and nine months ended September 30, 2018 differs from the U.K. statutory rate of 19% primarily due to changes to valuation allowances, disallowable expenditures, changes in estimate of accruals for prior year taxes and our jurisdictional mix of income at tax rates different than the U.K. statutory rate.

Both the three months ended September 30, 2017 and the nine months ended September 30, 2018 reflect large negative effective tax rates. During the three months ended September 30, 2017 we sold the Alkali segment of our operations and reversed a tax benefit which was allocated to continuing operations for prior quarters as required under ASC 740-20-45-7. During the nine months ended September 30, 2018 we recorded the reversal of a valuation allowance in the Netherlands which generated an income tax benefit during a period of pre-tax book income.

Tax rates in the United States (“U.S.”) (21% and 35% for corporations in 2018 and 2017, respectively), Australia (30% for corporations), South Africa (28% for limited liability companies), the Netherlands (25% for corporations), Switzerland (8.5% for corporations) and Jersey, U.K. (0% for corporations) all impact our effective tax rate.

At each reporting date, we perform an analysis to determine the likelihood of realizing our deferred tax assets and whether a valuation allowance is required or sufficient evidence exists to support the reversal of all or a portion of a valuation allowance. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including the reversals of deferred tax liabilities) during the periods in which those deferred tax assets will become deductible. Our analysis takes into consideration all available positive and negative evidence, including prior operating results, the nature and reason for any losses, our forecast of future taxable income, utilization of tax planning strategies, and the dates on which any deferred tax assets are expected to expire. These assumptions and estimates require a significant amount of judgment and are made based on current and projected circumstances and conditions.

As of June 30, 2018, we determined that sufficient positive evidence existed to reverse the valuation allowance attributable to our operating subsidiary in the Netherlands. This reversal resulted in a one-time, non-cash tax benefit of $48 million recorded in the second quarter of 2018. Our analysis considered all positive and negative evidence, including (i) three years of cumulative income for our Netherlands subsidiary, (ii) our continued and improved profitability over the last twelve months in this jurisdiction, (iii) estimates of continued profitability based on updates to our latest current year forecast and our long-term strategic forecast which became available during the second quarter, and (iv) changes in the factors that drove losses in the past, primarily pigment prices in Europe. Based on our analysis, we concluded that it was more likely than not that our Dutch operating subsidiary will be able to utilize all of its deferred tax assets.

We continue to maintain full valuation allowances related to the total net deferred tax assets in Australia and the U.S., as we cannot objectively assert that these deferred tax assets are more likely than not to be realized. It is reasonably possible that a portion of these valuation allowances could be reversed within the next year due to increased book profitability levels and our pending acquisition of the Cristal TiO2 business. Until these valuation allowances are eliminated, future provisions for income taxes for these jurisdictions will include no tax benefits with respect to losses incurred and tax expense only to the extent of current state tax payments. Additionally, we have valuation allowances against specific tax assets in the Netherlands, South Africa, and the U.K.

The Company’s ability to use certain loss and expense carryforwards could be substantially limited if the Company were to experience an ownership change as defined under IRC Section 382. In general, an ownership change would occur if the Company’s “5-percent shareholders,” as defined under IRC Section 382, collectively increased their ownership in the Company by more than 50 percentage points over a rolling three-year period. If an ownership change does occur during 2018, the resulting impact could be a limitation of up to $5.2 billion. There would be minimal impact on the $2.5 billion future Grantor Trust deductions from an IRC Section 382 change.

The Company is currently under audit in Australia. We believe that we have made adequate provision for income taxes that may be payable with respect to years open for examination; however, the ultimate outcome is not presently known and, accordingly, additional provisions may be necessary and/or reclassifications of noncurrent tax liabilities to current may occur in the future.

Following the continued guidance of Staff Accounting Bulletin 118, our accounting for Tax Cuts and Jobs Act (H.R. 1) is considered to remain incomplete. There are no financial statement differences for the three months and nine months ended September 30, 2018 from the reasonable estimates made in the information reported for the year ended December 31, 2017. A limited amount of additional guidance has been issued by the Internal Revenue Service and state taxing authorities, and we continue to wait for guidance pertinent to completing our analysis on the full impact of H.R.1.

6.	Income (Loss) Per Share

The computation of basic and diluted income (loss) per share for the periods indicated is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Numerator – Basic and Diluted:
Net income (loss) from continuing operations	$15	$(28)	$24	$(95)
Less: Net income from continuing operations attributable to noncontrolling interest	9	6	26	11
Undistributed net income (loss) from continuing operations attributable to ordinary shares	6	(34)	(2)	(106)
Net loss from discontinued operations available to ordinary shares	—	(213)	—	(179)
Net income (loss) available to ordinary shares	$6	$(247)	$(2)	$(285)

Denominator – Basic and Diluted:
Weighted-average ordinary shares, basic (in thousands)	123,121	119,405	122,850	118,908
Weighted-average ordinary shares, diluted (in thousands)	126,302	119,405	122,850	118.908

Basic net income (loss) per Ordinary Share:
Basic net income (loss) from continuing operations per ordinary share	0.05	(0.28)	(0.01)	(0.89)
Basic net loss from discontinued operations per ordinary share	—	(1.79)	—	(1.51)
Basic net income (loss) per ordinary share	$0.05	$(2.07)	$(0.01)	$(2.40)

Diluted net income (loss) per Ordinary Share:
Diluted net income (loss) from continuing operations per ordinary share	0.05	(0.28)	(0.01)	(0.89)
Diluted net loss from discontinued operations per ordinary share	—	(1.79)	—	(1.51)
Diluted net income (loss) per ordinary share	$0.05	$(2.07)	$(0.01)	$(2.40)

Net income (loss) per ordinary share amounts were calculated from exact, not rounded net income (loss) and share information. We have issued shares of restricted stock which are participating securities that do not have a contractual obligation to share in losses; therefore, when we have a net loss, none of the loss is allocated to participating securities. Consequently, for the nine months ended September 30, 2018 and for the three and nine months ended 2017, the two-class method did not have an effect on our net income (loss) per ordinary share calculation, and as such, dividends paid during these periods did not impact this calculation. During the three months ended September 30, 2018, the percentage of undistributed net income from continuing operations attributable to the participating securities was insignificant.

In computing diluted net income (loss) per share under the two-class method, we considered potentially dilutive shares. Anti-dilutive shares not recognized in the diluted net income (loss) per share calculation for the three and nine months ended September 30, 2018 and 2017 were as follows:

	Three Months Ended September 30, Shares		Nine Months Ended September 30, Shares
	2018	2017	2018	2017
Options	1,324,991	1,827,354	1,324,991	1,827,354
Series A Warrants	—	960,371	—	960,371
Series B Warrants	—	1,009,283	—	1,009,283
Restricted share units	2,107,664	5,548,071	5,289,161	5,548,071

Series A Warrants were converted into Class A ordinary shares at September 30, 2017 using a rate of 6.02. Series B Warrants were converted into Class A ordinary shares at September 30, 2017 using a rate of 6.03. The Series A Warrants and Series B Warrants expired on February 14, 2018.

7.	Inventories, Net

Inventories, net consisted of the following:

	September 30, 2018	December 31, 2017
Raw materials	$116	$137
Work-in-process	45	35
Finished goods, net	198	194
Materials and supplies, net	116	110
Total	475	476
Less: Inventories, net – non-current	—	(3)
Inventories, net – current	$475	$473

Materials and supplies, net consists of processing chemicals, maintenance supplies, and spare parts, which will be consumed directly and indirectly in the production of our products.

At September 30, 2018 and December 31, 2017, inventory obsolescence reserves primarily for materials and supplies were $14 million and $17 million, respectively. At September 30, 2018 and December 31, 2017, reserves for lower of cost and net realizable value were $22 million and $27 million, respectively.

8.	Property, Plant and Equipment, Net

Property, plant and equipment, net of accumulated depreciation, consisted of the following:

	September 30, 2018	December 31, 2017
Land and land improvements	$96	$95
Buildings	241	267
Machinery and equipment	1,357	1,387
Construction-in-progress	90	103
Other	40	41
Subtotal	1,824	1,893
Less: accumulated depreciation	(810)	(778)
Property, plant and equipment, net	$1,014	$1,115

Substantially all of the Property, plant and equipment, net is pledged as collateral for our debt. See Note 12.

The table below summarizes depreciation expense related to property, plant and equipment for the periods presented, recorded in the specific line items in our unaudited Condensed Consolidated Statements of Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of goods sold	$33	$30	$97	$91
Selling, general and administrative expenses	—	—	2	2
Total	$33	$30	$99	$93

9.	Mineral Leaseholds, Net

Mineral leaseholds, net of accumulated depletion, consisted of the following:

	September 30, 2018	December 31, 2017
Mineral leaseholds	$1,244	$1,303
Less: accumulated depletion	(435)	(418)
Mineral leaseholds, net	$809	$885

Depletion expense relating to mineral leaseholds recorded in “Cost of goods sold” in the unaudited Condensed Consolidated Statements of Operations was $8 million and $9 million during the three months ended September 30, 2018 and 2017. Depletion expense relating to mineral leaseholds recorded in “Cost of goods sold” in the unaudited Condensed Consolidated Statements of Operations was $26 million and $24 million during the nine months ended September 30, 2018 and 2017.

10.	Intangible Assets, Net

Intangible assets, net of accumulated amortization, consisted of the following:

	September 30, 2018			December 31, 2017
	Gross Cost	Accumulated Amortization	Net Carrying Amount	Gross Cost	Accumulated Amortization	Net Carrying Amount
Customer relationships	$291	$(149)	$142	$291	$(134)	$157
TiO2 technology	32	(12)	20	32	(11)	21
Internal-use software	48	(28)	20	45	(25)	20
Intangible assets, net	$371	$(189)	$182	$368	$(170)	$198

The table below summarizes amortization expense related to intangible assets for the periods presented, recorded in the specific line items in our unaudited Condensed Consolidated Statements of Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of goods sold	$—	$—	$1	$1
Selling, general and administrative expenses	7	6	19	18
Total	$7	$6	$20	$19

Estimated future amortization expense related to intangible assets is $7 million for the remainder of 2018, $26 million each for 2019 through 2020, $25 million for 2021, $24 million for 2022 and $74 million thereafter.

11.	Accrued Liabilities

Accrued liabilities consisted of the following:

	September 30, 2018	December 31, 2017
Employee-related costs and benefits	$61	$72
Interest	34	21
Sales rebates	15	19
Taxes other than income taxes	7	7
Professional fees and other	37	44
Accrued liabilities	$154	$163

12.	Debt

Long-term Debt

On April 6, 2018, Tronox Incorporated issued 6.5% Senior Notes due 2026 for an aggregate principal amount of $615 million (“Senior Notes due 2026”). The 2026 Indenture and the Senior Notes due 2026 provide, among other things, that the Senior Notes due 2026 are senior unsecured obligations of Tronox Incorporated and are guaranteed on a senior and unsecured basis by us and certain of our other subsidiaries. The Senior Notes due 2026 have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. Interest is payable on April 15 and October 15 of each year beginning on October 15, 2018 until their maturity date of April 15, 2026. The terms of the 2026 Indenture, among other things, limit, in certain circumstances, our and certain of our subsidiaries ability to: incur secured indebtedness; engage in certain sale-leaseback transactions; and merge, consolidate or sell substantially all of our assets. The terms of the 2026 Indenture also include certain limitations on our non-guarantor subsidiaries incurring indebtedness. The proceeds of the offering were used to fund the redemption of our Senior Notes due 2022. Debt issuance costs of $10 million related to the Senior Notes due 2026 were recorded as a direct reduction of the carrying value of the long-term debt. Additionally, in connection with the redemption of our Senior Notes due 2022, we recorded $30 million in debt extinguishment costs including a call premium of $22 million during the second quarter of 2018.

Long-term debt, net of an unamortized discount and debt issuance costs, consisted of the following:

	Original Principal	Annual Interest Rate	Maturity Date	September 30, 2018	December 31, 2017
New Term Loan Facility, net of unamortized discount	$2,150	Variable	9/22/2024	$2,124	$2,138
Senior Notes due 2022	600	7.50%	3/15/2022	—	584
Senior Notes due 2025	450	5.75%	9/22/2025	450	450
Senior Notes due 2026	615	6.50%	4/15/2026	615	—
Lease financing				16	19
Long-term debt				3,205	3,191
Less: Long-term debt due within one year				(22)	(22)
Debt issuance costs				(40)	(44)
Long-term debt, net				$3,143	$3,125

The average effective interest rate for the New Term Loan Facility was 5.3% and 5.4% for the three and nine months ended September 30, 2018, respectively. The New Term Loan Facility consists of (i) a U.S. dollar term facility in an aggregate principal amount of $1.5 billion (the “New Term Loans”) and (ii) a U.S. dollar term facility in an aggregate principal amount of $650 million (the “Blocked Term Loan”) to be used for the Cristal Transaction. If the Cristal Transaction is terminated, the Blocked Term Loan will be repaid to the lenders of such Blocked Term Loan, and as the termination would represent a Prepayment Event as defined in our Term Loan Facility, we will be required to prepay $800 million of outstanding borrowing under the New Term Loan Facility.

13.	Fair Value

Our debt is recorded at historical amounts. The following table presents the fair value of our debt at both September 30, 2018 and December 31, 2017:

	September 30, 2018	December 31, 2017
New Term Loan Facility	$2,143	$2,170
Senior Notes due 2022	NA	609
Senior Notes due 2025	420	463
Senior Notes due 2026	592	NA

We determined the fair value of the New Term Loan Facility, the Senior Notes due 2022, the Senior Notes due 2025 and the Senior Notes due 2026 using quoted market prices. The fair value hierarchy for the New Term Loan Facility, the Senior Notes due 2022 the Senior Notes due 2025 and the Senior Notes due 2026 is a Level 1 input.

Commencing in the second quarter of 2018, we entered into foreign currency contracts for the South African rand to reduce exposure of a foreign subsidiary’s balance sheet to fluctuations in foreign currency rates. For accounting purposes, these foreign currency contracts are not considered hedges. The change in fair value associated with these contracts is recorded in Other income (expense), net within the unaudited Condensed Consolidated Statement of Operations and partially offsets the change in value of third party and intercompany-related receivables not denominated in the functional currency of the subsidiary. At September 30, 2018, the aggregate notional amount of outstanding foreign currency contracts was $166 million and the fair value of the foreign currency contracts was a loss of $6 million. We determined the fair value of the foreign currency contracts using inputs other than quoted prices in active markets that are observable either directly or indirectly. The fair value hierarchy for the foreign currency contracts is a Level 2 input. For the three and nine months ended September 30, 2018, we have recorded realized and unrealized losses of less than $1 million and $6 million, respectively, related to these foreign currency contracts, in our unaudited Condensed Consolidated Statement of Operations.

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, our secured promissory note with EMD Acquisition LLC and accounts payable approximate fair value due to the short-term nature of these items.

14.	Asset Retirement Obligations

Asset retirement obligations consist primarily of rehabilitation and restoration costs, landfill capping costs, decommissioning costs, and closure and post-closure costs. Activities related to asset retirement obligations were as follow:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Beginning balance	$78	$80	$82	$76
Additions	1	1	5	1
Accretion expense	1	2	4	4
Remeasurement/translation	—	—	(5)	4
Settlements/payments	(1)	(1)	(3)	(3)
Transferred with the sale of Henderson Electrolytic	—	—	(4)	—
Balance, September 30,	$79	$82	$79	$82

Asset retirement obligations in our unaudited Condensed Consolidated Balance Sheets at September 30, 2018 and December 31, 2017 consist of a current portion of $4 million and $3 million, respectively, included in “Accrued liabilities” and a noncurrent portion of $75 million and $79 million, respectively, included in “Asset retirement obligations”.

15.	Commitments and Contingencies

Financial Commitments — At September 30, 2018, financial commitments were $68 million for the remainder of 2018, $78 million for 2019, $46 million for 2020, $38 million for 2021, $26 million for 2022, and $89 million thereafter.

Letters of Credit — At September 30, 2018, we had outstanding letters of credit of $16 million and bank guarantees of $22 million.

Other Matters—From time to time, we may be party to a number of legal and administrative proceedings involving legal, environmental, and/or other matters in various courts or agencies. These proceedings, individually and in the aggregate, may have a material adverse effect on us. These proceedings may be associated with facilities currently or previously owned, operated or used by us and/or our predecessors, some of which may include claims for personal injuries, property damages, cleanup costs, and other environmental matters. Current and former operations may also involve management of regulated materials that are subject to various environmental laws and regulations including the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act or state equivalents. Similar environmental laws and regulations and other requirements exist in foreign countries in which we operate.

16.	Accumulated Other Comprehensive Loss Attributable to Tronox Limited

The tables below present changes in accumulated other comprehensive loss by component for the three months ended September 30, 2018 and 2017.

	Cumulative Translation Adjustment	Pension Liability Adjustment	Unrealized Gains (Losses) on Derivatives	Total
Balance, June 30, 2018	$(407)	$(88)	$(1)	$(496)
Other comprehensive loss	(24)	—	1	(23)
Amounts reclassified from accumulated other comprehensive income	—	(3)	—	(3)
Balance, September 30, 2018	$(431)	$(91)	$—	$(522)
	Cumulative Translation Adjustment	Pension Liability Adjustment	Unrealized Gains (Losses) on Derivatives		Total
Balance, June 30, 2017	$(363)	$(91)		$—	$(454)
Other comprehensive income (loss)	(26)	—		—	(26)
Amounts reclassified from accumulated other comprehensive income (loss)	—	6		—	6
Balance, September 30, 2017	$(389)	$(85)	$		$(474)

The tables below present changes in accumulated other comprehensive loss by component for the nine months ended September 30, 2018 and 2017.

	Cumulative Translation Adjustment	Pension Liability Adjustment	Unrealized Gains (Losses) on Derivatives	Total
Balance, January 1, 2018	$(312)	$(90)	$(1)	$(403)
Other comprehensive loss	(119)	—	1	(118)
Amounts reclassified from accumulated other comprehensive income	—	(1)	—	(1)
Balance, September 30, 2018	$(431)	(91)	—	(522)
	Cumulative Translation Adjustment	Pension Liability Adjustment	Unrealized Gains (Losses) on Derivatives	Total
Balance, January 1, 2017	$(408)	$(92)	$3	$(497)
Other comprehensive income (loss)	19	—	(3)	16
Amounts reclassified from accumulated other comprehensive income	—	7	—	7
Balance, September 30, 2017	$(389)	$(85)	$—	$(474)
17.	Share-Based Compensation

Restricted Share Units (“RSUs”)

During 2017, a total of 1,397,471 RSUs were granted, pursuant to an Integration Incentive Award program (“Integration Incentive Award”) established in connection with the Cristal Transaction, to certain executive officers and managers with significant integration accountability. In addition, during the second quarter of 2018, an additional 139,225 RSUs were granted under the Integration Incentive Award. These RSUs would have vested two years from the date of the close of the Cristal Transaction and the number of shares that would have been issued to grantees would have been based upon the achievement of established performance conditions. Under the original terms of the

Integration Incentive Award, if the Cristal Transaction did not close by July 1, 2018, all unvested awards pursuant to the Integration Incentive Award would immediately be canceled and forfeited.

During the second quarter of 2018, terms of the Integration Incentive Award were modified to eliminate the requirement that the Cristal Transaction must close by July 1, 2018. We accounted for this modification as a Type III modification since, at the modification date, the expectation of the award vesting changed from improbable to probable. As a result, we reversed approximately $6 million of previously recorded expense related to the Integration Incentive Award. The issued and unvested RSUs under the Integration Incentive Award were revalued based on the closing price of the Company’s stock on the modification date and will vest two years from the date the Cristal Transaction closes and based upon the achievement of established performance conditions. As a result, the estimated expense associated with the revalued award is being expensed over the period from the modification date through two years from the estimated date that the Cristal Transaction will close.

During the third quarter of 2018, an additional 90,161 RSUs were granted under the modified terms of the Integration Incentive Award. The estimated expense associated with these awards is being expensed over the period from the grant dates through two years from the estimated date that the Cristal Transaction will close.

In addition to the Integration Incentive Award, during the nine months ended September 30, 2018, we granted RSUs which have time and/or performance conditions. Both the time-based awards and the performance-based awards are classified as equity awards. For the time-based awards valued at the weighted average grant date fair value, 65,222 vest ratably over an approximate one-year period and 580,554 RSUs vest ratably over a thirty to thirty-six month period ending February 8, 2021. For the performance-based awards, 564,706 RSUs cliff vest at the end of a thirty to thirty-six month period ending February 8, 2021. Vesting of the performance-based awards is determined, for 50% of the award, based on Earnings per Share (“EPS”) growth, and the other 50%, based on Operating Return on Net Assets (“ORONA”) over the applicable three-year measurement period. The combined results are then subject to a Total Shareholder Return (“TSR”) modifier calculation over the same three-year measurement period. The TSR metric is considered a market condition for which we use a Monte Carlo simulation to determine the grant date fair value.

The unrecognized compensation cost associated with all unvested awards at September 30, 2018 was $46 million, adjusted for estimated forfeitures, which is expected to be recognized over a weighted-average period of 2.0 years.

Options

During the nine months ended September 30, 2018, 214,763 options were exercised at a weighted average exercise price of $19.09. In connection with these exercises, we received $4 million in cash.

18.	Pension and Other Postretirement Healthcare Benefits

We sponsor a noncontributory qualified defined benefit retirement plan in the U. S. (the “U.S. Qualified Plan”). We also have a collective defined contribution plan (a multiemployer plan) in the Netherlands (the “Netherlands Multiemployer Plan”) and a postretirement healthcare plan in South Africa (the “SA Postretirement Plan”) .

On January 1, 2015, we eliminated the retiree medical plan offered to employees in the United States. For active participants in the plan who had not reached retirement eligibility as of that date, the plan benefits were eliminated and we recognized a curtailment gain of $6 million in 2014. For participants who had retired as of that date, we provided them with a one-time subsidy aggregating less than $1 million to be used towards medical costs. This action resulted in a settlement gain of $3 million which was deferred in Accumulated other comprehensive loss on the unaudited Condensed Consolidated Balance Sheet as settlement accounting requirements were deemed not fully satisfied. During the three months ended September 30, 2018, review of additional information indicated that full settlement had occurred, and we concluded this gain should not have been deferred beyond January 1, 2015 as all the obligations required for settlement accounting had been satisfied by that date. Accordingly during the three months ended September 30, 2018, we released the $3 million gain from Accumulated other comprehensive loss and recorded such amount in Other income (expense), net in the unaudited Condensed Consolidated Statements of Operations.

The components of net periodic cost associated with our U.S. Qualified Plan recognized in the unaudited Condensed Consolidated Statements of Operations were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net periodic cost:
Service cost	$—	$—	$—	$—
Interest cost	3	3	10	11
Expected return on plan assets	(3)	(4)	(11)	(11)
Net amortization of actuarial loss and prior service credit	—	1	2	2
Total net periodic cost	$—	$—	$1	$2

As a result of the adoption of ASU 2017-07, the aggregate impact of interest costs, expected return on plan assets and net amortization of actuarial losses component of net periodic costs for the U.S. Qualified Plan of less than $1 million each for the three months ended September 30, 2018 and 2017, $1 million and $2 million for the nine months ended September 30, 2018 and 2017, respectively, is presented in “Other income (expense), net” in the unaudited Condensed Consolidated Statements of Operations.

The aggregate impact of all components of net periodic cost associated with the SA Postretirement Plan of less than $1 million each for the three and $1 million each for the nine months ended September 30, 2018 and 2017, respectively, is presented in “Other income (expense), net” in the unaudited Condensed Consolidated Statements of Operations as a result of adopting ASU 2017-07.

For the three and nine-month periods ended September 30, 2018 and 2017, we contributed $1 million and $3 million, respectively to the Netherlands Multiemployer Plan, which was primarily recognized in “Cost of goods sold” in the unaudited Condensed Consolidated Statement of Operations.

19.	Related Parties

Exxaro

We had service level agreements with Exxaro for research and development that expired during the third quarter of 2017. These service level agreements amounted to expenses of less than $1 million during the three and nine months ended September 30, 2017 which was included in “Selling general and administrative expense” in the unaudited Condensed Consolidated Statements of Operations.

20.	Segment Information

We operate our business under one operating segment, TiO2, which is also our reportable segment. Segment performance is evaluated based on segment operating income (loss), which represents the results of segment operations before unallocated costs, such as general corporate expenses not specifically identified to the TiO2 segment, interest expense, other income (expense), net and income tax expense or benefit. We incur overhead expenses related to support services provided by senior management, finance, legal and other functions that are centralized at our corporate headquarters, as well as similar services performed at other global offices. Components of these overhead expenses are generally allocated to our TiO2 segment based on either time or headcount depending on the nature of the expense. Management believes that this method of allocation is representative of the value and related services provided to our TiO2 segment.

The following table provides net sales and income (loss) from operations of our TiO2 segment, as well as a reconciliation of our segment income to our income (loss) from continuing operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net sales	$456	$435	$1,390	$1,234
TiO2 segment operating income	$80	$75	$240	$168
Reconciliation
TiO2 operating income	$80	$75	$240	$168
Unallocated corporate expenses	(27)	(28)	(108)	(87)
Interest expense	(47)	(47)	(144)	(140)
Interest income	8	3	23	5
Loss on extinguishment of debt	—	(28)	(30)	(28)
Other income (expense), net	7	8	27	(3)
Income (loss) from continuing operations before income taxes	$21	(17)	8	(85)
Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with Tronox Limited’s unaudited condensed consolidated financial statements and the related notes included elsewhere in this Quarterly Report on Form 10-Q, as well as Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2017. This discussion and other sections in this Quarterly Report on Form 10-Q contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, and actual results could differ materially from those discussed in the forward-looking statements as a result of numerous factors. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements also can be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms.

This Management’s Discussion and Analysis of Financial Condition and Results of Operations contains certain financial measures, in particular the presentation of earnings before interest, tax, depreciation and amortization (“EBITDA”) and Adjusted EBITDA, which are not presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). We are presenting these non-U.S. GAAP financial measures because we believe they provide us and readers of this Form 10-Q with additional insight into our operational performance relative to earlier periods and relative to our competitors. We do not intend for these non-U.S. GAAP financial measures to be a substitute for any U.S. GAAP financial information. Readers of these statements should use these non-U.S. GAAP financial measures only in conjunction with the comparable U.S. GAAP financial measures. A reconciliation of net income (loss) to EBITDA and Adjusted EBITDA is also provided herein.

Overview

We are a global leader in the production and marketing of titanium bearing mineral sands and titanium dioxide (“TiO2”) pigment.

We operate three TiO2 pigment facilities at the following locations: Hamilton, Mississippi; Botlek, the Netherlands; and Kwinana, Western Australia, representing an aggregate annual TiO2 production capacity of approximately 465,000 metric tons. TiO2 is used extensively in the manufacture of paint and other coatings, plastics and paper, and in a wide range of other applications, including inks, fibers, rubber, food, cosmetics, and pharmaceuticals. Moreover, it is a critical component of everyday consumer applications due to its superior ability to cover or mask other materials effectively and efficiently relative to alternative white pigments and extenders. TiO2 is considered a quality of life product, and some research indicates that consumption generally increases as disposable income increases. We also operate three separate mining titanium bearing operations: KwaZulu-Natal Sands located in South Africa, Namakwa Sands located in South Africa and Cooljarloo located in Western Australia.

Our TiO2 business includes the following:

•	Exploration, mining and beneficiation of mineral sands deposits;
•	Production of titanium feedstock (including chloride slag, slag fines, rutile, synthetic rutile and leucoxene), and its co-products pig iron, and zircon; and
•	Production and marketing of TiO2

Recent Developments

On July 16, 2018, we announced the submittal to the European Commission (“EC”) of an executed definitive agreement with Venator Materials PLC (NYSE: VNTR) (“Venator”) to divest our 8120 paper-laminate product grade (the “8120 Grade”) currently supplied to European customers from our Botlek facility in the Netherlands. The divestiture of the 8120 Grade was in response to the conditional approval we received from the European Commission for our proposed acquisition of the titanium dioxide (“TiO2“) business of The National Titanium Dioxide Company Ltd., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”) on July 4, 2018. On August 20, 2018, the EC approved the Cristal transaction based on the conclusion that Venator is a suitable buyer of the 8120 Grade.

In addition to seeking the divestiture of the 8120 Grade to Venator, we also announced on July 16, 2018 that we had entered into a binding Memorandum of Understanding (“MOU”) providing for the negotiation in good faith of a definitive agreement to sell the entirety of Cristal’s Ashtabula, Ohio two-plant TiO2 production complex (“Ashtabula”) to Venator if a divestiture of all or a substantial part of Ashtabula is required to secure final regulatory approval in the United States of the proposed Cristal acquisition. The MOU granted Venator exclusivity for a period of 75 days to negotiate a definitive agreement for the sale of the entirety of the Ashtabula complex while Tronox continued to vigorously defend the merits of the transaction in a preliminary injunction hearing in the U.S. District Court brought against us by the FTC and described above. On October 1, 2018, we announced that the 75-day exclusivity period under the MOU with Venator had expired without the two companies agreeing on the terms of the divestiture by Tronox to Venator of the Ashtabula production complex. Upon expiration of the exclusivity period with Venator the Company commenced discussions with a global chemical company not currently in the TiO2 industry concerning a potential purchase of Cristal’s Ashtabula complex. The Company, Cristal, and the prospective buyer are engaged in on-going discussions with the FTC regarding the terms and conditions of a potential remedial transaction that would allow the Company’s acquisition of Cristal to proceed with a divestiture of the Ashtabula complex. While there can be no certainty that the FTC will approve the proposed remedial transaction, the Company believes that the proposed remedial transaction fully and completely addresses all concerns the FTC has raised concerning the Cristal acquisition.

In addition, the MOU provides for a $75 million break fee if, among other things, the parties, despite negotiating in good-faith and in conformity with the terms in the MOU, do not reach a definitive agreement for the sale of Ashtabula, and Tronox is able to consummate both the Cristal transaction and the paper-laminate grade divestiture to Venator is completed to obtain final European Commission approval.

As noted above, on July 10, 2018, we received notice that the FTC had filed a complaint against us in the U.S. District Court in the District of Columbia (the “U.S. District Court”). The complaint alleged that Tronox’s pending acquisition of the TiO2 business of Cristal would violate antitrust laws by significantly reducing competition in the North American market for chloride-process TiO2 . The trial in U.S. District Court commenced on August 7, 2018 and on September 5, 2018, the U.S. District Court granted the U.S. Federal Trade Commission (FTC) a preliminary injunction blocking Tronox’s pending acquisition of Cristal’s TiO2 business.

Our defense of the complaint brought by the FTC in U.S. District Court and submittal to the European Commission of definitive agreements for the divestiture of the 8120 Grade are part of our efforts to receive regulatory approval for, and then consummate, the acquisition transaction that we announced on February 21, 2017 when we entered into a definitive agreement with Cristal and certain of its affiliates (collectively, “Seller”) to acquire the TiO2 business of Cristal for $1.673 billion of cash, subject to a working capital adjustment at closing, plus 37,580,000 Class A Shares (the “Cristal Transaction”). On October 2, 2017, at a special meeting of shareholders of the Company held pursuant to the definitive agreement, the Company’s shareholders approved a resolution to issue 37,580,000 Class A Shares to the Seller in connection with the acquisition of Cristal’s TiO2 business.

We have received final approval from eight of the nine regulatory jurisdictions whose approvals are required to close the Cristal Transaction. On December 5, 2017, the FTC filed an administrative complaint against us, Cristal and certain of Cristal’s subsidiaries and shareholders alleging that the Cristal Transaction would violate Section 7 of the Clayton Antitrust Act and Section 5 of the FTC Act. The administrative complaint seeks, among other things, a permanent injunction to prevent the transaction from being completed. On June 27, 2018, the evidentiary phase of the FTC’s administrative action before the FTC’s administrative law judge concluded. The FTC’s administrative law judge is expected to rule on the FTC’s complaint during the fourth quarter of 2018. Based on the status of outstanding regulatory approvals in the United States and European Union, on March 1, 2018, we entered into an amendment to the definitive agreement that extended the termination date under such definitive agreement to June 30, 2018, with automatic 3-month extensions to March 31, 2019, if necessary.

On May 9, 2018, we entered into an Option Agreement (the “Option Agreement”) with Advanced Metal Industries Cluster Company Limited (“AMIC”) pursuant to which AMIC granted us an option (the “Option”) to acquire 90% of a special purpose vehicle (the “SPV”), to which AMIC’s ownership in a titanium slag smelter facility (the “Slagger”) in The Jazan City for Primary and Downstream Industries in the Kingdom of Saudi Arabia (“KSA”) will be contributed together with $322 million of indebtedness currently held by AMIC (the “AMIC Debt”). The execution of the Option Agreement occurred shortly after we entered into a Technical Services Agreement (the “Technical Services Agreement”) with AMIC pursuant to which we agreed to immediately commence providing technical assistance to AMIC to facilitate the start-up of the Slagger. National Industrialization Company and Cristal each own 50% of AMIC. The strategic intent of the Option Agreement and Technical Services Agreement is to enable us to further optimize the vertical integration between our TiO2 pigment production and TiO2 feedstock production after the closing of the Cristal Transaction. Pursuant to the Option Agreement and during its term, we agreed to lend AMIC and, upon the creation of the SPV, the SPV up to $125 million for capital expenditures and operational expenses intended to facilitate the start-up of the Slagger. Such funds may be drawn down by AMIC and the SPV, as the case may be, on a quarterly basis as needed based on a budget reflecting the anticipated needs of the Slagger start-up. The obligation to fund up to $125 million is contingent on our continued reasonable belief that such amounts will be sufficient (in addition to any amounts supplied by AMIC) to bring the Slagger up to certain sustained production levels. If we do not acquire the Slagger, the loans mature on the date that is eighteen months from the termination of the Option Agreement. Pursuant to the Option Agreement, subject to certain conditions, we may exercise the Option at any time on or prior to May 9, 2023. If the Slagger achieves certain production criteria related to sustained quality and tonnage of slag produced (and the other conditions referenced above are satisfied), AMIC may require us to acquire the Slagger (the “Put”). If the Option or Put is exercised, we will acquire a 90% ownership interest in the SPV. During the nine months ended September 30, 2018, we loaned $39 million for capital expenditures and operational expenses to facilitate the start-up of the Slagger and an additional $25 million was loaned on October 1, 2018. During the third quarter of 2018, AMIC attempted to start-up the Slagger. The start-up was unsuccessful. AMIC is undertaking an investigation to understand the root cause of the failure. No date has been established for another attempt to start-up the Slagger.

On April 6, 2018, we completed our offering of $615 million aggregate principal amount of 6.5% Senior Notes due 2026 (“Senior Notes due 2026”). The Senior Notes due 2026 are fully and unconditionally guaranteed on a senior, unsecured basis by us and certain of our subsidiaries. The proceeds of the offering were used to fund the redemption of our approximately $584 million aggregate principal, 7.50% senior notes due 2022 (the “Senior Notes due 2022”). The impact of the offering of the Senior Notes due 2026 and the redemption of our Senior Notes due 2022 was recorded in the second quarter of 2018. In connection with the redemption of our Senior Notes due 2022, we recorded $30 million in debt extinguishment costs, including a call premium of approximately $22 million during the second quarter of 2018.

On September 1, 2018, Tronox LLC, our indirect wholly owned subsidiary sold to EMD Acquisition LLC certain of the assets and liabilities of our Henderson Electrolytic Operations based in Henderson, Nevada (the “Henderson Electrolytic Operations”), a component of our TiO2 segment, for $1.3 million in cash and a Secured Promissory Note of $4.7 million. The principal and any accrued interest outstanding under this Secured Promissory Note is payable in full no later than August 31, 2019. The total pre-tax loss on the sale of $31 million, includes a pre-tax charge of $6 million recorded during the third quarter of 2018 to recognize an additional loss due the amendment to the purchase agreement and consummation of the sale of the assets. The pre-tax loss on the sale of $31 million has been recorded in “Impairment losses” in the unaudited Condensed Consolidated Statements of Operations. See Note 4 of notes to unaudited condensed consolidated financial statements.

On March 8, 2017, Exxaro Resources Limited (“Exxaro”) announced its intention to begin pursuing a path to monetize its ownership stake in Tronox over time. On October 10, 2017, Exxaro sold 22,425,000 Class A ordinary shares (“Class A Shares”) in an underwritten registered offering. At March 31, 2018 and December 31, 2017, Exxaro held approximately 23% and 24%, respectively, of the voting securities of Tronox Limited. See Notes 5 and 19 of notes to unaudited condensed consolidated financial statements for additional information regarding Exxaro transactions. Exxaro announced its intent to sell the remainder of its Tronox shares in a staged process over time pursuant to the existing registration statement, subject to market conditions. Exxaro also has a 26% ownership interest in certain of our other non-operating subsidiaries.

We continue to be uniquely tax-advantaged by favorable tax loss carry forwards and other favorable tax positions. If Exxaro sells their remaining shareholdings, depending on the timing of those sales, a significant amount of these favorable tax positions may no longer be available. See Note 5 of notes to unaudited condensed consolidated financial statements for additional information.

Business Environment

The following discussion includes trends and factors that may affect future operating results:

Our pigment business has benefited from a global industry recovery that began in the first quarter of 2016. Pigment selling prices in local currency experienced successive gains from the first quarter of 2016 through the second quarter of 2018. Pigment selling prices in local currency in the third quarter of 2018 were essentially level to those of the second quarter of 2018, primarily due to transient inventory builds in some sales channels, principally in Europe and Asia. As a result, we experienced reduced demand in certain European and Asian sales channels as customers pigment needs were satisfied in part from these transient inventory builds. In Zircon, we continued to experience favorable market conditions as a result of a tight global supply-demand balance. The market for high-grade feedstock also remains tight as a result of industry supply disruptions in the first half of 2018 and declining production at other industry producers’ existing operations. Demand for our pig iron products remains strong, especially for foundry grade material.

Production costs in the third quarter of 2018 were moderately higher than those in the prior quarter, primarily due to higher process chemicals and energy costs. Foreign exchange, principally driven by the South African Rand and Australian Dollar, benefited production costs as our operations in those countries accumulate costs in local currency while products made in those countries are primarily sold globally in U.S. Dollars. The Euro modestly unfavorably impacted revenue as sales from our operations in Europe are made in Euros then translated to U.S Dollars for reporting purposes.

Consolidated Results of Operations from Continuing Operations

Three Months Ended September 30, 2018 compared to the Three Months Ended September 30, 2017

	Three Months Ended September 30,
	2018	2017	Variance
	(Millions of U.S. Dollars)
Net sales	$456	$435	$21
Cost of goods sold	335	329	6
Gross profit	121	106	15
Gross Margin	27%	24%	3 pts

Corporate related and SG&A expenses	(27)	(28)	1
TiO2 related SG&A expenses	(35)	(31)	(4)
Impairment loss	(6)	—	(6)
Income from operations	53	47	6
Interest expense	(47)	(47)	—
Interest income	8	3	5
Loss on extinguishment of debt	—	(28)	28
Other income (expense), net	7	8	(1)
Income (loss) from continuing operations before income taxes	21	(17)	38
Income tax provision	(6)	(11)	5
Net income (loss) from continuing operations	$15	$(28)	$43

	Three Months Ended September 30,
	2018	2017	Variance
	(Millions of U.S. Dollars)
Effective tax rate	29%	(65)%	94 pts

EBITDA(1)	$108	$72	$36
Adjusted EBITDA(1)	$128	$118	$10
TiO2 Adjusted EBITDA	$150	$136	$14
Adjusted EBITDA as% of Net Sales	28%	27%	1 pt
TiO2 Adjusted EBITDA as% of Net Sales	33%	31%	2 pts
(1)	EBITDA and Adjusted EBITDA are Non-U.S. GAAP financial measures. Please refer to the “Non-U.S. GAAP Financial Measures” section of this Management’s Discussion and Analysis of Financial Condition and Results of Operations for a discussion of these measures and a reconciliation of these measures to Net income (loss).

Net sales of $456 million for the three months ended September 30, 2018 increased by 5% compared to $435 million for the same period in 2017 primarily due to higher co-products (Zircon and Pig iron) selling prices. Net sales by type of product for the three months ended September 30, 2018 and 2017 were as follows:

	Three Months Ended September 30,
(Millions of dollars, except percentages)	2018	2017	Variance	Percentage
Pigment	$315	$316	$(1)	—%
Zircon	72	53	19	36%
Pig iron	23	18	5	28%
Feedstock and other products	36	37	(1)	(3)%
Electrolytic	10	11	(1)	(9)%
Total net sales	$456	$435	$21	5%

For the three months ended September 30, 2018, pigment revenue was relatively flat compared to the prior year period as an increase in selling prices of 7% or $21 million was fully offset by a 6% or $21 million reduction in sales volumes and a unfavorable foreign currency impact of $1 million. The increase in pigment prices was experienced across all regions while the decline in pigment sales volumes was primarily due to market conditions in the Europe, Middle-East and Africa and Asia Pacific regions partially offset by favorable volumes in North America. Zircon revenue increased from the year-ago quarter as selling prices increased 50% or $24 million, partially offset by a moderate decline in sales volume of $5 million or 9% due to the timing of shipments. Pig iron sales increased as selling prices increased 8% or $2 million and sales volume increased 17% or $3 million. The volume gain was primarily attributable to an increase in production resulting from the start-up of one of our furnaces after a period of planned maintenance. Feedstock and other products sales were relatively flat primarily driven by declines in ilmenite sales, offset by increase in CP titanium sales. There were no ilmenite sales in the third quarter compared to $4 million of ilmenite sales in the year-ago quarter as we are not actively selling ilmenite in the market at this time in preparation of our expected expanded internal requirements following the consummation of the Cristal acquisition.

Our third quarter revenue of $456 million represents a 7% decrease as compared to our second quarter of 2018. Pigment sales of $315 million decreased by $39 million, or 11% and Zircon sales of $72 million decreased by $6 million, or 8%. The decrease for both Pigment and Zircon was primarily driven by lower sales volumes although Zircon prices were favorable compared to the second quarter of 2018. These decreases were partially offset by higher revenue of $11 million from feedstock and other products. There was an unfavorable impact from currency translation that decreased revenue by approximately $2 million as compared to the second quarter of 2018.

Our gross margin of $121 million was 27% of net sales compared to 24% of net sales in the year-ago quarter. The increase in gross margin is due primarily to higher selling prices of Pigment and Co-products, which contributed approximately $52 million (10 points on gross margin) as well as the impact of foreign currency translation, primarily a weaker South African rand and Australian dollar, which reduced our cost of goods sold and contributed approximately $14 million (4 points on gross margin). The increase in gross profit margin was partially offset by $13 million (2 points on gross margin) primarily caused by the unfavorable impact of lower product mix, most significantly Pigment sales volumes, and $39 million (8 points on gross margin) of higher costs of direct materials primarily coke, electrodes and anthracite.

Selling, general and administrative expenses increased by $3 million or 5% during the three months ended September 30, 2018 compared to the same period of the prior year. The increase in SG&A is mainly due $3 million of higher expenses primarily related to projects to improve our IT infrastructure, as well as higher outside professional services costs.

Impairment losses of $6 million for the three months ended September 30, 2018 reflect the recognition of an additional loss due the amendment to the purchase agreement and consummation of the sale of the assets of our Henderson Electrolytic Operations on September 1, 2018. See Note 4 of notes to unaudited condensed consolidated financial statements.

Income from operations for the three months ended September 30, 2018 was $53 million, $80 million from our TiO2 activities offset by $27 million of unallocated corporate expenses. Corporate general and administrative expenses increased for the reasons noted above in the discussion of the SG&A expenses. Income from operations for the three-month period ended September 30, 2017 was $47 million, $75 million of operating income from our TiO2 activities offset by $28 million of unallocated corporate expenses. Income from our TiO2 activities increased by $5 million compared to the same period in 2017 primarily due to an increase in gross profit of $15 million offset by the $6 million loss on the sale of our Henderson Electrolytic Operations and a $4 million increase in selling, general and administrative expenses due to a higher allocation of corporate expenses.

Adjusted EBITDA as a percentage of net sales was slightly higher compared to the prior year period while Adjusted TiO2 EBITDA as a percentage of net sales increased to 33% (a 2 point increase) compared to the prior year period. Higher Zircon selling prices were the primary driver of the year-over year increase in Adjusted TiO2 EBITDA percentage, partially offset by higher costs of direct materials.

Interest expense for the three months ended September 30, 2018, was flat compared to the same period of 2017 as the impact of higher debt levels was offset by lower interest rates.

Interest income for the three months ended September 30, 2018, increased by $5 million compared to the same period in 2017 due to higher cash and cash equivalents and restricted cash balances as a result of the Alkali Sale and debt offering during the third quarter of 2017, which generated additional liquidity in anticipation of the pending Cristal Transaction.

For the three months ended September 30, 2017 we incurred a $28 million loss on extinguishment of debt related to the repayment of our Prior Term Loan Facility, termination of our UBS revolver and the redemption of our Senior Notes due 2020.

Other income (expense), net for the three months ended September 30, 2018 primarily consisted of $4 million net realized and unrealized foreign currency gains in the current year period compared to $9 million of gains for the three months ended September 30, 2017. The foreign currency gains in the current year and prior year periods are primarily driven by the weakening of the South African rand used in the remeasurement of our U.S. dollar denominated working capital balances. Other income (expense), net for the three months ended September 30, 2018 also includes a $3 million settlement gain related to our U.S. postretirement medical plan. See Note 18 of notes to unaudited condensed consolidated financial statements.

We continue to maintain full valuation allowances related to the total net deferred tax assets in the U.S. and Australia. The provisions for income taxes associated with these jurisdictions include no tax benefits with respect to losses incurred and tax expense only to the extent of current state tax payments. Additionally, we have valuation allowances against other specific tax assets.

The effective tax rate of 29% and (65)% for the three months ended September 30, 2018 and 2017, respectively, differs from the U.K. statutory rate of 19% due to changes to valuation allowances, disallowable expenditures, changes in estimate of accruals for prior year taxes and our jurisdictional mix of income at tax rates different than the U.K. statutory rate. In addition, the three months ended September 30, 2017 included the sale of the Alkali segment of our operations and reflected the reversal of a tax benefit which was allocated to continuing operations for prior quarters as required under ASC 740-20-45-7.

Nine Months Ended September 30, 2018 compared to the Nine Months Ended September 30, 2017

	Nine Months Ended September 30,
	2018	2017	Variance
	(Millions of U.S. Dollars)
Net sales	$1,390	$1,234	$156
Cost of goods sold	1,010	970	40
Gross profit	380	264	116
Gross Margin	27%	21%	6 pts

Corporate related and SG&A expenses	(108)	(88)	(20)
TiO2 related SG&A expenses	(109)	(96)	(13)
Restructuring	—	1	(1)
Impairment loss	(31)	—	(31)
Income from operations	132	81	51
Interest expense	(144)	(140)	(4)
Interest income	23	5	18
Loss on extinguishment of debt	(30)	(28)	(2)
Other income (expense), net	27	(3)	30
Income (loss) from continuing operations before income taxes	8	(85)	93
Income tax benefit (provision)	16	(10)	26
Net income (loss) from continuing operations	$24	$(95)	$119

Effective tax rate	(200)%	(12)%	(188)pts

EBITDA(1)	$274	$186	$88
Adjusted EBITDA(1)	$388	$285	$103
TiO2 Adjusted EBITDA	$457	$344	$113
Adjusted EBITDA as% of Net Sales	28%	23%	5 pts
TiO2 Adjusted EBITDA as% of Net Sales	33%	28%	5 pts
(1)	EBITDA and Adjusted EBITDA are Non-U.S. GAAP financials measures. Please refer to the “Non-U.S. GAAP Financial Measures” section of this Management’s Discussion and Analysis of Financial Condition and Results of Operations for a discussion of these measures and a reconciliation of these measures to Net income (loss).

Net sales of $1,390 million for the nine months ended September 30, 2018 increased by 13% compared to $1,234 million for the same period in 2017. Higher Pigment and Co-products prices were primary drivers of the revenue growth. Foreign currency translation also benefited the revenue growth by approximately 2% or $20 million, due to the strengthening Euro. Net sales by type of product for the nine months ended September 30, 2018 and 2017 were as follows:

	Nine Months Ended September 30,
(Millions of dollars, except percentages)	2018	2017	Variance	Percentage
Pigment	$1,002	$894	$108	12%
Zircon	211	141	70	50%
Pig iron	62	42	20	48%
Feedstock and other products	78	117	(39)	(33)%
Electrolytic	37	40	(3)	(8)%
Total net sales	$1,390	$1,234	$156	13%

For the nine-months ended September 30, 2018, pigment revenue increased primarily due to a 16% or $117 million increase in average selling prices, partially offset by 3% or $27 million reduction in sales volume. Pigment experienced price growth in all regions while the lower sales volumes were due to market conditions in Europe, the Middle-East and Africa and the Asia Pacific regions, partially offset by favorable volumes in North America and Latin America. Zircon revenue increased from the same period of the prior year primarily due to a 50% or $70 million increase in selling price. Zircon sales volume was flat. Pig iron revenues increased compared to the same period in the prior year primarily due to a 9% or $6 million increase in average selling prices and a 34% or $14 million increase in sales volumes. The volume gain was primarily attributable to an increase in production resulting from the start-up of one of our furnaces after a period of planned maintenance. The growth in revenue was partially offset by lower sales volumes of feedstock and other products. Feedstock and other products sales declined from the same period in the prior year primarily driven by declines in ilmenite and CP titanium slag sales. There were $5 million of ilmenite sales in the nine months ended September 30, 2018 compared to $22 million of ilmenite sales in the prior year period primarily due to our decision to curtail ilmenite sales in anticipation of our own internal need for ilmenite when the Cristal acquisition closes.

Our gross margin of $380 million was 27% of net sales compared to 21% of net sales for the same period in 2017. The gross margin growth is primarily due to higher selling prices of Pigment and Co-products, which contributed $205 million (12 points on gross margin). There was also favorable impact from foreign exchange translation of $6 million primarily due to the stronger Euro, partially offset by unfavorable impact of the stronger South African rand. These increases to gross margin were partially offset by $75 million (6 points on gross margin) of higher costs of direct materials primarily coke, electrodes and anthracite, net of a $9 million benefit in cost of goods sold due to receipt of a refund from the South African Ministry of Finance of mineral extraction royalties paid by the Company in prior years. Additionally, lower volumes and product mix had a $20 million (1 point on gross margin) unfavorable impact on gross margin.

Selling, general and administrative expenses increased by $33 million or 18% during the nine months ended September 30, 2018 compared to the same period of the prior year. The increase in SG&A expense is mainly due to $29 million higher professional fees, including $26 million related to the Cristal Transaction, $8 million of higher expenses primarily related to projects to improve our IT infrastructure and $1 million of other employee-related costs, offset by a reduction of employee stock-based compensation of $6 million. The lower employee stock-based costs reflect the impact of a modification to a performance-based restricted stock award during the second quarter of 2018.

Impairment losses of $31 million for the nine months ended September 30, 2018 reflect the impairment losses caused by the sale of the assets of our Henderson Electrolytic Operations on September 1, 2018. See Note 4 of notes to unaudited condensed consolidated financial statements.

Income from operations for the nine months ended September 30, 2018 increased by $51 million compared to the same period in 2017 reflecting $240 million of income from our TiO2 activities offset by $108 million of unallocated corporate expenses. Corporate general and administrative expenses for the nine months ended September 30, 2018 increased for the reasons noted above in the discussion of the SG&A expenses. Income from operations for the nine month period ended September 30, 2017 was $81 million, $168 million of operating income from our TiO2 activities offset by $87 million of unallocated corporate expenses. Income from our TiO2 activities for the nine months ended September 30, 2018 increased by $72 million compared to the same period in 2017 primarily due to an increase in gross profit of $116 million, offset by the $31 million impairment loss due to the sale of Henderson Electrolytic Operations and a $13 million increase in selling, general and administrative expenses primarily due to a higher allocation of corporate expenses.

Adjusted EBITDA as percentages of net sales was 28%, an increase of 5 points from 23%, and Adjusted TiO2 EBITDA as percentage of net sales was 33% , an increase of 5 points from 28%, as compared to the same period of the prior year. Higher Pigment and Zircon prices were the primary drivers of the increase, partially offset by higher costs of direct materials and lower Pigment sales volume.

Interest expense for the nine months ended September 30, 2018, increased by $4 million compared to the same period in 2017 primarily due to higher debt levels partially offset by lower interest rates.

Interest income for the nine months ended September 30, 2018, increased by $18 million compared to the same period in 2017 due to higher cash and cash equivalents and restricted cash balances as a result of the Alkali Sale and debt offering during the third quarter of 2017, which generated additional liquidity in anticipation of the pending Cristal Transaction.

Loss on extinguishment of debt of $30 million for the nine months ended September 30, 2018 relates to the redemption of our Senior Notes due 2022. See Note 12, of notes to unaudited condensed consolidated financial statements. Loss of extinguishment of debt of $28 million for the nine months ended September 30, 2017 related to the repayment of our Prior Term Loan Facility, termination of our UBS revolver and the redemption of our Senior Notes due 2020.

Other income (expense), net for the nine months ended September 30, 2018 primarily consisted of $23 million net realized and unrealized foreign currency gains in the current year period primarily driven by the weakening of the South African rand used in the remeasurement of our U.S. dollar denominated working capital balances. Foreign currency impacts in the prior year were negligible. Other income (expense), net for the nine months ended September 30, 2018 also includes a $3 million settlement gain related to our U.S. postretirement medical plan. See Note 18 of notes to unaudited condensed consolidated financial statements. Other income (expense), net for the nine months ended September 30, 2017 includes $3 million of losses primarily due to the amortization of pension actuarial losses.

The effective tax rate of (200)% and (12)% for the nine months ended September 30, 2018 and 2017, respectively, differs from the U.K. statutory rate of 19% due to changes to valuation allowances, disallowable expenditures, changes in estimate of accruals for prior year taxes and our jurisdictional mix of income at tax rates different than the U.K. statutory rate. In addition, the current year rate was significantly impacted by a benefit of $48 million due to the release of a valuation allowance for deferred tax assets associated with our operating subsidiary in the Netherlands. which generated an income tax benefit during a period of pre-tax book income.

Liquidity and Capital Resources

The following table presents our liquidity as of September 30, 2018 and December 31, 2017:

	September 30, 2018	December 31, 2017
	(Millions of U.S. dollars)
Cash and cash equivalents	$1,077	$1,116
Available under the Wells Fargo Revolver	218	232
Available under the New ABSA Revolver	53	61
Total	$1,348	$1,409

Historically, we have funded our operations and met our commitments through cash generated by operations, private placement of notes, bank financings, borrowings under lines of credit and public offerings of notes. In the next twelve months, we expect that our operations, cash on hand, and available borrowings under our debt facilities and revolving credit agreements (see Note 12 of notes to unaudited condensed consolidated financial statements) will provide sufficient cash to fund the Cristal Transaction, our operating expenses, capital expenditures, interest payments, debt repayments, and dividends. Working capital (calculated as current assets less current liabilities) was $2.3 billion at September 30, 2018, unchanged from December 31, 2017. Working capital at both September 30, 2018 and December 31, 2017 includes $650 million funded by the Block Term Loan which, upon consummation of the Cristal Acquisition, will become available to us to fund the transaction.

If the Cristal Transaction is terminated, our Blocked Term Loan, with a principal amount of $650 million, will be repaid to the lenders of such Blocked Term Loan, and as the termination would represent a Prepayment Event as defined in our Term Loan Facility, we will be required to prepay $800 million of outstanding borrowing under the New Term Loan Facility. The liquidity table above for September 30, 2018 does not include restricted cash of $659 million related to this Blocked Term Loan, and for December 31, 2017 does not include restricted cash of $653 million, of which $651 million relates to the Blocked Term Loan.

As of and for the three and nine months ended September 30, 2018, the non-guarantor subsidiaries of our Senior Notes due 2025 represented approximately 24% of our total consolidated liabilities, approximately 40% of our total consolidated assets, approximately 22% of our total consolidated net sales and approximately 43% of our Consolidated EBITDA (as such term is defined in the 2025 Indenture). In addition, as of September 30, 2018, our non-guarantor subsidiaries had $912 million of total consolidated liabilities (including trade payables but excluding intercompany liabilities), all of which would have been structurally senior to the 2025 Notes. See Note 12 of notes to unaudited condensed consolidated financial statements for additional information.

At September 30, 2018, we had outstanding letters of credit and bank guarantees of $38 million. See Note 15 of notes to unaudited condensed consolidated financial statements.

Principal factors that could affect our ability to obtain cash from external sources include (i) debt covenants that limit our total borrowing capacity; (ii) increasing interest rates applicable to our floating rate debt; (iii) increasing demands from third parties for financial assurance or credit enhancement; (iv) credit rating downgrades, which could limit our access to additional debt; (v) a decrease in the market price of our common stock and debt obligations; and (vi) volatility in public debt and equity markets.

As of September 30, 2018, our credit rating with Moody’s and Standard & Poor’s was B1 positive outlook and B stable outlook, respectively. At September 30, 2018, we have sufficient borrowings and cash available to meet our obligations. We do not have any other significant principal payments on debt due until 2024. See Note 12, of notes to unaudited condensed consolidated financial statements.

Cash and Cash Equivalents

We consider all investments with original maturities of three months or less to be cash equivalents. As of September 30, 2018, our cash and cash equivalents were primarily invested in money market funds. We maintain cash and cash equivalents in bank deposit and money market accounts that may exceed federally insured limits. The financial institutions where our cash and cash equivalents are held are highly rated and geographically dispersed, and we have a policy to limit the amount of credit exposure with any one institution. We have not experienced any losses in such accounts and believe we are not exposed to significant credit risk.

The use of our cash includes servicing our interest and debt repayment obligations, making pension contributions and making quarterly dividend payments.

Repatriation of Cash

At September 30, 2018, we held $1.7 billion in cash and cash equivalents and restricted cash in these respective jurisdictions: $1.5 billion in the United States, $146 million in South Africa, $63 million in Australia and $45 million in Europe. Our credit facilities limit transfers of funds from subsidiaries in the United States to certain foreign subsidiaries.

Tronox Limited has foreign subsidiaries with undistributed earnings at September 30, 2018. We have made no provision for deferred taxes related to these undistributed earnings because they are considered indefinitely reinvested in the foreign jurisdictions.

Debt Obligations

At both September 30, 2018 and December 31, 2017, our long-term debt, net of unamortized discount was $3.2 billion.

At September 30, 2018 and December 31, 2017, our net debt (the excess of our debt over cash and cash equivalents) was $2.1 billion and $2.0 billion, respectively, excluding the $650 million of restricted cash related to the Blocked Term Loan. On April 6, 2018, we issued our Senior Notes due 2026 and used the proceeds to redeem our Senior Notes due 2022 effectively extending our maturity at a lower interest rate. See Note 12, of notes to unaudited condensed consolidated financial statements.

Cash Flows

The following table presents cash flow for the periods indicated:

	Nine Months Ended September 30,
	2018	2017
	(Millions of U.S. dollars)
Net cash provided by operating activities	$143	$94
Net cash (used in) provided by investing activities	(121)	1,262
Net cash (used in) provided by financing activities	(34)	20
Net cash provided by discontinued operations	—	82
Effect of exchange rate changes on cash	(21)	2
Net (decrease) increase in cash and cash equivalents	$(33)	$1,460

Cash Flows provided by Operating Activities —Cash provided by our operating activities is driven by net income (loss) from continuing operations adjusted for non-cash expenses, contributions to employee pension and postretirement plans and changes in working capital. The following table provides our net cash provided by operating activities for the nine months ended September 30, 2018 and 2017:

	Nine Months Ended September 30,
	2018	2017
	(Millions of U.S. dollars)
Net income (loss) from continuing operations	$24	$(95)
Net adjustments to reconcile net income (loss) to net cash provided by operating activities	203	228
Income related cash generation	227	133
Contributions to employee pension and postretirement plans	(14)	(18)
Net change in assets and liabilities (“working capital changes”)	(70)	(21)
Net cash provided by our operating activities	$143	$94

Net cash provided by operating activities increased by $49 million as compared to the prior year as higher cash generated by income was partially offset by cash used in working capital. The negative impact on cash from working capital was caused primarily by a $84 million higher use of cash for inventory primarily attributable to increasing customer demand during 2017 that drove days sales of inventory below industry norms in 2017. The use of cash for inventory was partially offset by (i) a $15 million lower use of cash for prepaids and other assets primarily related to payments to secure future supplies of electrodes during the nine months of 2017, and (ii) a $12 million lower use of cash for accounts payable and accrued liabilities due to lower payments related to Cristal transaction costs as well as timing of payments to vendors.

Cash Flows provided by (used in) Investing Activities — Net cash used in investing activities for the nine months ended September 30, 2018 was $121 million as compared to net cash provided by investing activities of $1.262 billion for the same period in 2017. The decrease was primarily driven by the proceeds of $1.325 billion received from the sale of the Alkali business in 2017. In addition, capital expenditures of $83 million in the current year increased compared to $63 million in the prior year primarily related to machinery and equipment upgrades and purchase of land. The current year also includes $39 million for a loan to AMIC related to a titanium slag smelter facility (see Note 1 of notes to unaudited condensed consolidated financial statements) and $1 million in proceeds received from the sale of the Henderson Electrolytic Operations (see Note 4 of notes to unaudited condensed consolidated financial statements).

Cash Flows provided by (used in) Financing Activities —Net cash used in financing activities during the nine months ended September 30, 2018 was $34 million as compared to net cash provided by financing activities of $20 million for the nine months ended September 30, 2017. The cash used in financing activities during the nine months ended September 30, 2018 was primarily driven by the higher net cash uses associated with redemption of debt instruments. During 2018, the net proceeds from the issuance of our Senior Notes due 2026 (including payments for call premium and debt issuance costs) was less than the repayments of debt as the net proceeds were used to redeem the Senior Notes due 2022 and we paid scheduled debt repayments of $16 million on our New Term Loan Facility. The cash provided by financing activities during the nine months ended September 30, 2017 was primarily driven higher net cash sources associated with the issuance of and redemption of debt instruments. During 2017, the net proceeds received from the New Term Loan Facility and issuance of our Senior Notes due 2025 was higher than the repayments of short-term and long-term debt including the redemption of our Senior Notes due 2020 (including payments for call premium and debt issuance costs).

Contractual Obligations

The following table sets forth information relating to our contractual obligations as of September 30, 2018:

	Contractual Obligation Payments Due by Year(3)(4)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(Millions of U.S. dollars)
Long-term debt, net and lease financing (including interest)(1)	$4,377	201	404	400	3,372
Purchase obligations(2)	345	129	92	52	72
Operating leases	40	16	12	7	5
Asset retirement obligations	79	4	9	4	62
Total	$4,841	350	517	463	3,511
(1)	We calculated the Term Loan interest at a base rate of 2.2% plus a margin of 3.0%. See Note 12 of notes to our unaudited condensed consolidated financial statements.
(2)	Includes obligations to purchase requirements of process chemicals, supplies, utilities and services. We have various purchase commitments for materials, supplies, and services entered into in the ordinary course of business. Included in the purchase commitments table above are contracts, which require minimum volume purchases that extend beyond one year or are renewable annually and have been renewed for 2018. Certain contracts allow for changes in minimum required purchase volumes in the event of a temporary or permanent shutdown of a facility. We believe that all of our purchase obligations will be utilized in our normal operations.
(3)	The table excludes contingent obligations, as well as any possible payments for uncertain tax positions given the inability to estimate the possible amounts and timing of any such payments.
(4)	The table excludes commitments pertaining to our pension and other postretirement obligations

Non-U.S. GAAP Financial Measures

EBITDA and Adjusted EBITDA, which are used by management to measure performance, are not presented in accordance with U.S. GAAP. Management believes that EBITDA is useful to investors, as it is commonly used in the industry as a means of evaluating operating performance. We do not intend for these non-U.S. GAAP financial measures to be a substitute for any U.S. GAAP financial information. Readers of these statements should use these non-U.S. GAAP financial measures only in conjunction with the comparable U.S. GAAP financial measures. Since other companies may calculate EBITDA and Adjusted EBITDA differently than we do, EBITDA and Adjusted EBITDA, as presented herein, may not be comparable to similarly titled measures reported by other companies. Management believes these non-U.S. GAAP financial measures:

•	Reflect our ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in our business, as they exclude income and expense that are not reflective of ongoing operating results;
•	Provide useful information in understanding and evaluating our operating results and comparing financial results across periods;
•	Provide a normalized view of our operating performance by excluding items that are either noncash or infrequently occurring;
•	Assist investors in assessing our compliance with financial covenants under our debt instruments; and

Adjusted EBITDA is one of the primary measures management uses for planning and budgeting processes, and to monitor and evaluate financial and operating results. In addition, Adjusted EBITDA is a factor in evaluating management’s performance when determining incentive compensation.

The following table reconciles net loss to EBITDA and Adjusted EBITDA for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(Millions of U.S. dollars)
Net income (loss) (U.S. GAAP)	$15	$(241)	$24	$(274)
Loss from discontinued operations, net of tax (see Note 3) (U.S. GAAP)	—	(213)	—	(179)
Net income (loss) from continuing operations (U.S. GAAP)	15	(28)	24	(95)
Interest expense	47	47	144	140
Interest income	(8)	(3)	(23)	(5)
Income tax provision (benefit)	6	11	(16)	10
Depreciation, depletion and amortization expense	48	45	145	136
EBITDA (non-U.S. GAAP)	108	72	274	186
Impairment loss(a)	6	—	31	—
Share-based compensation(b)	7	5	16	26
Transaction costs(c)	12	13	59	33
Restructuring(d)	—	—	—	(1)
Loss on extinguishment of debt(e)	—	28	30	28
Foreign currency remeasurement(f)	(4)	(5)	(28)	1
Settlement gain(g)	(3)	—	(3)	—
Other items(h)	2	5	9	12
Adjusted EBITDA (non-U.S. GAAP)	$128	$118	$388	$285

Breakout of Adjusted EBITDA:
TiO2 segment	$150	$136	$457	$344
Unallocated Corporate	(22)	(18)	(69)	(59)
Adjusted EBITDA (non-U.S. GAAP)	$128	$118	$388	$285
(a)	Represents a pre-tax charge for the impairment and loss on sale of the assets of our Tronox Electrolytic Operations which was recorded in “Impairment loss” in the unaudited Condensed Consolidated Statements of Operations. See Note 4 of Notes to unaudited condensed consolidated financial statements.
(b)	Represents non-cash share-based compensation. See Note 17 of notes to unaudited condensed consolidated financial statements.
(c)	Represents transaction costs primarily associated with the Cristal Transaction which were recorded in “Selling, general and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations.
(d)	Represents the reversal of restructuring expense pursuant to the settlement of claims previously filed relating to a prior restructure which was recorded in “Restructuring” in the unaudited Condensed Consolidated Statements of Operations.
(e)	2018 amounts represent debt extinguishment costs associated with the issuance of our 2026 Senior Notes and redemption of our Senior Notes due 2022. See Note 12 to unaudited condensed consolidated financial statements. 2017 amounts represent debt extinguishment costs associated with the repayment of our Prior Term Loan Facility, termination of our UBS revolver and the redemption of our Senior Notes due 2020.
(f)	Represents foreign currency remeasurement comprised of all unrealized gains and losses as well as realized gains or losses associated with nonfunctional currency intercompany receivables and payables and related derivative instruments. These amounts are included in “Other income (expense), net” in the unaudited Condensed Consolidated Statements of Operations.
(g)	Represents settlement gain related to U.S. postretirement medical plan.
(h)	Includes noncash pension and postretirement costs, severance expense, accretion expense and other items included in “Selling general and administrative expenses”, “Cost of goods sold” and “Other income (expense), net” in the unaudited Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

See Note 1 of notes to unaudited condensed consolidated financial statements for recently issued accounting pronouncements.

Environmental Matters

We are subject to a broad array of international, federal, state, and local laws and regulations relating to safety, pollution, protection of the environment, and the generation, storage, handling, transportation, treatment, disposal, and remediation of hazardous substances and waste materials. In the ordinary course of business, we are subject to frequent environmental inspections and monitoring, and occasional investigations by governmental enforcement authorities. Under these laws, we are or may be required to obtain or maintain permits or licenses in connection with our operations. In addition, under these laws, we are or may be required to remove or mitigate the effects on the environment of the disposal or release of chemical, petroleum, low-level radioactive and other substances at our facilities. We may incur future costs for capital improvements and general compliance under environmental, health, and safety laws, including costs to acquire, maintain, and repair pollution control equipment. Environmental laws and regulations are becoming increasingly stringent, and compliance costs are significant and will continue to be significant in the foreseeable future. There can be no assurance that such laws and regulations or any environmental law or regulation enacted in the future is not likely to have a material effect on our business. We believe we are in compliance with applicable environmental rules and regulations in all material respects.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

We are exposed to various market, credit, operational, and liquidity risks in the normal course of business, which are discussed below. We manage these risks through normal operating and financing activities and, when appropriate, with derivative instruments. We do not invest in derivative instruments for speculative purposes, but historically have entered into, and may enter into, derivative instruments for hedging purposes in order to reduce the exposure to fluctuations in interest rates, natural gas prices and exchange rates.

Market Risk

A substantial portion of our products and raw materials are commodities that reprice as market supply and demand fundamentals change. Accordingly, product margins and the level of our profitability tend to vary with changes in the business cycle. Our TiO2 prices may do so in the near term as ore prices and pigment prices are expected to fluctuate over the next few years. We try to protect against such instability through various business strategies. These include provisions in sales contracts allowing us to pass on higher raw material costs through timely price increases and formula price contracts to transfer or share commodity price risk, as well as using varying contract term lengths and selling to a diverse mix of customers by geography and industry to reap the benefits of a diverse portfolio.

Credit Risk

Credit risk is the risk that a borrower or a counterparty will fail to meet their obligations. A significant portion of our liquidity is concentrated in trade accounts receivable that arise from sales of our products to TiO2 customers The high level of industry concentration has the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, industry or other conditions. We have significant exposure to credit risk in industries that are affected by cyclical economic fluctuations such as mining. We perform ongoing credit evaluations of our customers and use credit risk insurance policies from time to time, as deemed appropriate, to mitigate credit risk but generally do not require collateral. Our contracts typically enable us to tighten credit terms if we perceive additional credit risk and historic losses due to write offs of bad debt have been relatively low. In addition, due to our international operations in our TiO2 segment, we are subject to potential trade restrictions and sovereign risk in certain countries in which we operate. We maintain allowances for potential credit losses based on specific customer review and current financial conditions. During the three months ended September 30, 2018 and 2017, our ten largest third-party customers represented approximately 32% and 35%, respectively, of our consolidated net sales. During the nine months ended September 30, 2018 and 2017, our ten largest third-party customers represented approximately 29% and 36%, respectively, of our consolidated net sales.

Interest Rate Risk

Interest rate risk arises from the possibility that changes in interest rates will impact our financial results. We are exposed to interest rate risk on our floating rate debt, the New Term Loan Facility and Wells Fargo Revolver balance. Using a sensitivity analysis as of September 30, 2018, a hypothetical 1% increase in interest rates would result in a net increase to pre-tax loss of approximately $4 million on an annualized basis. This is due to the fact that earnings on our floating rate financial assets of $1.7 billion at September 30, 2018 would increase by the full 1%, offsetting the impact of a 1% increase in interest expense on our $2.1 billion New Term Loan Facility balance.

Currency Risk

Currency risk arises from the possibility that fluctuations in foreign exchange rates will impact the value of our assets and liabilities denominated in foreign currencies, as well as our earnings due to the translation of our balance sheets and remeasurement of our statements of operations from local currencies to U.S. dollars. We manufacture and market our products in a number of countries throughout the world and, as a result, are exposed to changes in foreign currency exchange rates, particularly in Australia, South Africa, and the Netherlands. The exposure is more prevalent in South Africa and Australia as the majority of revenues are earned in U.S. dollars while expenses are primarily incurred in local currencies. Since we are exposed to movements in the South African rand and the Australian Dollar versus the U.S. dollar, we may enter into forward contracts to buy and sell foreign currencies as “economic hedges” for these foreign currency transactions.

Commencing during the second quarter of 2018, we entered into foreign currency contracts for the South African rand to reduce exposure of our foreign affiliates’ balance sheet to fluctuations in foreign currency rates. At September 30, 2018, the fair value of the foreign currency contracts was a loss of $6 million.

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision of and with the participation of Tronox’s management, including our CEO and CFO, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended) (the “Exchange Act”), as of September 30, 2018, the end of the period covered by this report. Based on that evaluation, we have concluded that the Company’s disclosure controls and procedures were effective as of that date. Tronox’s disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by Tronox in the reports that it files or submits under the Exchange Act is accumulated and communicated to Tronox’s management, including Tronox’s principal executive and principal financial officers, or other persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

An evaluation of our internal controls over financial reporting was also performed to determine whether any changes have occurred during the period covered by this Quarterly Report on Form 10-Q that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Changes in Internal Control over Financial Reporting

There have been no changes to our internal control over financial reporting during the quarter ended September 30, 2018 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II – OTHER INFORMATION

Item 1.	Legal Proceedings

Information required by this item is incorporated herein by reference to the section captioned “Notes to Consolidated Financial Statements, Note 15- Commitments and Contingencies” of this Form 10-Q.

Item 1A.	Risk Factors

In addition to the other information set forth in this Quarterly Report on Form 10-Q, you should carefully consider the factors discussed under “Risk Factors” included in our Annual Report on Form 10-K. The risks described herein or in the Form 10-K are not the only risks facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. There have been no material changes from the risk factors disclosed under the heading “Risk Factors” in our Form 10-K.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Mine Safety Disclosures

Not applicable.

Item 5.	Other Information

None.

Item 6.	Exhibits
Exhibit No.

31.1	Rule 13a-14(a) Certification of Jeffry N. Quinn.

31.2	Rule 13a-14(a) Certification of Timothy Carlson.

32.1	Section 1350 Certification for Jeffry N. Quinn.

32.2	Section 1350 Certification for Timothy Carlson.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 6, 2018

TRONOX LIMITED (Registrant)

	By:	/s/ Robert Loughran
	Name:	Robert Loughran
	Title:	Vice President, Corporate Controller

	By:	/s/ Timothy Carlson
	Name:	Timothy Carlson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, Jeffry N. Quinn, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 of Tronox Limited (the “Registrant”);
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;
4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and
5.	The Registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and
(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.
Date: November 6, 2018

/s/ Jeffry N. Quinn
Jeffry N. Quinn
President and Chief Executive Officer

EXHIBIT 31.2

SECTION 302 CERTIFICATION

I, Timothy Carlson, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 of Tronox Limited (the “Registrant”);
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;
4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and
5.	The Registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and
(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.
Date: November 6, 2018

/s/ Timothy Carlson
Timothy Carlson
Senior Vice President and Chief Financial Officer

EXHIBIT 32.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
FURNISHED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)
AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934.

November 6, 2018
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Tronox Limited (the “Registrant”) hereby certifies that the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jeffry N. Quinn
Jeffry N. Quinn
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 32.2

WRITTEN STATEMENT OF PRINCIPAL FINANCIAL OFFICER
FURNISHED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)
AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934.

November 6, 2018
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Tronox Limited (the “Registrant”) hereby certifies that the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Timothy Carlson
Timothy Carlson
Senior Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

TRONOX LIMITED

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Proxy Form / Admission Ticket

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000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

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+

A Proposal — The Board of Directors recommend a vote FOR Proposal 1.

	For	Against	Abstain
1. Scheme Resolution – To approve the re-domicile transaction.	☐	☐	☐

Meeting Attendance
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Tronox Limited Class A Scheme Meeting

Stamford Marriott
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Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

TRONOX LIMITED

Proxy — Tronox Limited

Class A Shareholders – Scheme Meeting

Stamford Marriott
243 Tresser Blvd, Stamford, CT 06901

Proxy Solicited by Board of Directors for the Meeting –

The Chairman of the meeting (or, failing him, Jeffry Quinn or, failing him, Jeffrey Neuman), with the power of substitution, is hereby appointed as proxy by, and authorized to represent and vote the shares of, the person named overleaf (the undersigned), with all the powers which the undersigned would possess if personally present, at the Meeting of Class A Shareholders of Tronox Limited to be held on or at any adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote, FOR Proposal 1.

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

TRONOX LIMITED

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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Proxy Form / Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by [●], US Eastern Standard Time, on , 2019.

Vote by Internet

- Go to **www.envisionreports.com/TROX-Special**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

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TO BE EFFECTIVE FOR THE MEETING, YOUR PROXY FORM MUST BE RECEIVED BY THE COMPANY BY NO LATER THAN [●] (US EASTERN STANDARD TIME) ON [●], 2019.

A Proposal — The Board of Directors recommend a vote FOR Proposal 1.

	For	Against	Abstain
1. Scheme Resolution – To approve the re-domicile transaction.	☐	☐	☐

Meeting Attendance
Mark the box to the right if you plan to attend the Meeting. ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T
1 U P X 3 9 4 3 6 5 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Proxy Form / Admission Ticket

Tronox Limited Class B Scheme Meeting

Stamford Marriott
243 Tresser Blvd, Stamford, CT 06901

Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

TRONOX LIMITED

Proxy — Tronox Limited

Class B Shareholders – Scheme Meeting

Stamford Marriott
243 Tresser Blvd, Stamford, CT 06901
Proxy Solicited by Board of Directors for the Meeting –

The Chairman of the meeting (or, failing him, Jeffry Quinn or, failing him, Jeffrey Neuman), with the power of substitution, is hereby appointed as proxy by, and authorized to represent and vote the shares of, the person named overleaf (the undersigned), with all the powers which the undersigned would possess if personally present, at the Meeting of Class B Shareholders of Tronox Limited to be held on or at any adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote, FOR Proposal 1.

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)